UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES
Investment Company Act file number 811-05309
First American Investment Funds, Inc.
(Exact name of registrant as specified in charter)

800 Nicollet Mall, Minneapolis, MN	55402
(Address of principal executive offices)	(Zip code)
Charles D. Gariboldi, Jr., 800 Nicollet Mall, Minneapolis, MN 55402
(Name and address of agent for service)
Registrant’s telephone number, including area code: 800-677-3863

Date of fiscal period end: October 31, 2009

Date of reporting period: October 31, 2009
Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. Section 3507.

FIRST AMERICAN FUNDS.

October 31, 2009

2009 ANNUAL REPORT

REFINING CORPORATION

Stock Funds

Mutual fund investing involves risk; principal loss is possible.

 NOT FDIC INSURED NO BANK GUARANTEE MAY LOSE VALUE

Message to Shareholders  December 7, 2009

Dear Shareholders:

We invite you to take a few minutes to review the results of the fiscal year ended October 31, 2009.

This report includes portfolio commentaries, comparative performance graphs and tables, complete listings of portfolio holdings, and additional fund information. We hope you will find this helpful in monitoring your investment portfolio.

Also, through our website, firstamericanfunds.com, we provide quarterly performance fact sheets on all First American Funds, the economic outlook as viewed by our senior investment officers, and other information about fund investments and portfolio strategies.

Please contact your financial professional if you have questions about First American Funds or contact First American Investor Services at 800.677.FUND.

We appreciate your investment with First American Funds and look forward to serving your financial needs in the future.

Sincerely,

Virginia L. Stringer Chairperson of the Board First American Investment Funds, Inc.	Thomas S. Schreier, Jr. President First American Investment Funds, Inc.

First American Funds 2009 Annual Report   1

Explanation of Financial Statements

As a shareholder in First American Funds, you receive shareholder reports semiannually. We strive to present this financial information in an easy-to-understand format; however, for many investors, the information contained in this shareholder report may seem very technical. So, we would like to take this opportunity to explain several sections of the shareholder report.

The Schedule of Investments details all of the securities held in the fund and their related dollar values on the last day of the reporting period. Securities are usually presented by type (common stock, bonds, etc.) and by industry classification (banking, communications, etc.). This information is useful for analyzing how your fund’s assets are invested and seeing where your portfolio manager believes the best opportunities exist to meet your objectives. Holdings are subject to change without notice and do not constitute a recommendation of any individual security. The Notes to the Financial Statements provide additional details on how the securities are valued.

The Statement of Assets and Liabilities lists the assets and liabilities of the fund and presents the fund’s net asset value (“NAV”) per share on the last day of the reporting period. The NAV is calculated by dividing the fund’s net assets (assets minus liabilities) by the number of shares outstanding. The investments, as presented in the Schedule of Investments, comprise substantially all of the fund’s assets. Other assets include cash and receivables for items such as income earned by the fund but not yet received. Liabilities include payables for items such as fund expenses incurred but not yet paid.

The Statement of Operations details the dividends and interest income earned from securities as well as the expenses incurred by the fund during the reporting period. Fund expenses may be reduced through fee waivers or reimbursements. This statement reflects total expenses before any waivers or reimbursements, the amount of waivers and reimbursements (if any), and the net expenses. This statement also shows the net realized and unrealized gains and losses from investments owned during the period. The Notes to Financial Statements provide additional details on investment income and expenses of the fund.

The Statement of Changes in Net Assets describes how the fund’s net assets were affected by its operating results, distributions to shareholders, and shareholder transactions during the reporting period. This statement is important to investors because it shows exactly what caused the fund’s net asset size to change during the period.

The Financial Highlights provide a per-share breakdown of the components that affected the fund’s NAV for the current and past reporting periods. It also shows total return, expense ratios, net investment income ratios, and portfolio turnover rates. The net investment income ratios summarize the income earned less expenses, divided by the average net assets. The expense ratios represent the percentage of average net assets that were used to cover operating expenses during the period. Expense ratios can vary across funds for a number of reasons, including differences in advisory fees and the average shareholder account size. The portfolio turnover rate represents the percentage of the fund’s holdings that have changed over the course of the period, and gives an idea of how long the fund holds onto a particular security. A 100% turnover rate implies that an amount equal to the value of the entire portfolio is turned over in a year through the purchase and sale of securities.

The Notes to Financial Statements disclose the organizational background of the fund, its significant accounting policies, federal tax information, fees and compensation paid to affiliates, and significant risks and contingencies.

We hope this guide to your shareholder report will help you get the most out of this important resource. You can visit First American Funds’ website for other useful information on each of our funds, including fund prices, performance, fund manager bios, dividends, and downloadable fact sheets. For more information, call First American Investor Services at 800.677.FUND or visit firstamericanfunds.com.

2   First American Funds 2009 Annual Report

Equity Income Fund

Investment Objective: long-term growth of capital and income

How did the fund perform for the fiscal year ended October 31, 2009?
The First American Equity Income Fund (the “fund”), Class Y shares, returned 10.51% for the fiscal year ended October 31, 2009 (Class A shares returned 10.32% without taking the sales charge into account). By comparison, the fund’s broad-based benchmark, the Standard & Poor’s 500 Index*, returned 9.80% for the same period and the fund’s custom benchmark, the Standard and Poor’s 500 Dividend Only Stocks Index*, returned 6.30% for the same period.

How did market conditions affect stock market performance during the fiscal year?
The U.S. economy appears to have emerged from the most severe recession of the postwar era during the third quarter of 2009. Gross Domestic Product expanded at a 2.8% annual rate during the quarter, and leading indicators currently suggest that positive growth will be maintained during the final quarter of the year and into 2010. Despite the return to positive growth since midyear, the unemployment rate has continued to rise and reached a new cyclical high of 10.2% in October. The continued increase in the unemployment rate reflects both a historical pattern, where it is common for the unemployment rate to reach its peak after economic activity has reached its trough during the cycle, as well as the subdued pace of the growth recovery to date. In order for the unemployment rate to decline in a sustained manner, economic growth needs to exceed the economy’s potential growth and this set of circumstances has yet to occur. The severity of the recession has left high levels of unutilized resources in the industrial sector and property markets, and the labor market as well. The combined effect of this broad-based resource underutilization has resulted in downward pressure on inflation trends throughout 2009. This trend is expected to remain in place in 2010. The exceptionally high level of unemployment and muted inflation trends have led the Federal Reserve to cut its target overnight lending rate to a range of 0% to 0.25% and engage in a host of nontraditional easing activities, including large-scale purchases of mortgage securities. These activities have resulted in a significant increase in the monetary base, which along with other policy initiatives has worked to restore normal functioning in intrabank funding markets and has supported a broad-based improvement in financial conditions. This policy stance is expected to persist well into 2010 in an effort to support financial conditions and an ongoing recovery in economic activity.

As a result of the broad-based easing of monetary policy and mortgage-related asset purchases by the Federal Reserve, equity markets began moving higher after reaching their low in March, anticipating that these actions would ease financial strains and contribute to a stabilization and improvement in economic and corporate earnings performance. Subsequent economic data and earnings reports validated the initial expectations and have contributed to further gains in the equity markets as the fiscal year progressed.

*	Unlike mutual funds, index returns do not reflect any expenses, transaction costs, or cash flow effects.

 Top 10 Holdings as of October 31, 20091  (% of net assets)

Chevron	3.8%
Exxon Mobil	3.5
ConocoPhillips	2.9
Microsoft	2.5
McDonald’s	2.5
Emerson Electric	2.5
JPMorgan Chase	2.3
Westar Energy	2.3
Bank of America	2.2
E.I. Du Pont de Nemours	2.1

 Sector Allocation as of October 31, 20091  (% of net assets)

Financials	15.5%
Energy	15.3
Industrials	14.4
Information Technology	13.5
Healthcare	10.5
Consumer Discretionary	8.8
Consumer Staples	8.0
Telecommunication Services	5.0
Utilities	4.4
Materials	4.0
Short-Term Investment	0.5
Other Assets and Liabilities, Net[2]	0.1

100.0%

[1]	Fund holdings and sector allocations are subject to change at any time and are not recommendations to buy or sell any security.

[2]	Investments typically comprise substantially all of the fund’s net assets. Other assets and liabilities include receivables for items such as income earned but not yet received and payables for items such as fund expenses incurred but not yet paid.

First American Funds 2009 Annual Report   3

Equity Income Fund

What worked for the fund and why?
The fund’s sector allocation during the fiscal year significantly enhanced fund performance. Relative to the fund’s custom benchmark, the fund was underweight in financials for the early part of the period, when the sector was the weakest performer in the market. Being overweight in information technology, a strong performing sector, also enhanced fund performance. Additionally, the fund made a timely allocation to increase the weights in industrials, consumer discretionary and financial sectors during the period and benefited when these sectors subsequently rebounded. These sector moves reflected the fund managers’ growing conviction during the period that the U.S. financial crisis was ending, as evidenced by the U.S. economy stabilizing, corporate earnings returning to profitability, and the global economy rebounding more quickly and strongly than that of the U.S.

Stock selection contributed positively to fund results in several sectors. In financials, ICICI Bank was a standout performer, reflecting the strong rebound in the Indian stock market and its strong market position in the banking industry of that country. The fund initiated timely positions in several REIT holdings, including Ventas, Mack Cali Realty and Annaly Capital Management, which rebounded sharply as the corporate finance markets recovered. Other strong performers included JP Morgan Chase, BlackRock, and Goldman Sachs Group, leading financial institutions which maintained their strong capital and competitive positions relative to their competition throughout the global financial crisis.

In the consumer discretionary sector, Harley Davidson and J.C. Penney were significant positive contributors, as the fund initiated positions at very compelling valuations and benefited when these stocks rebounded. Industrial sector stock selection was another positive for the period, where a timely purchase of Deere paid off as the stock’s valuation recovered. Emerson Electric, one of the fund’s largest industrial holdings, also outperformed in this sector, reflecting its increasing global opportunities and continued strong financial position. In the materials sector, Praxair, which operates in the industrial gas business, performed strongly, reflecting its leading global market position and continued relatively strong business trends in its overseas markets throughout the period. In the information technology sector, the fund’s emphasis on out-of-favor semi-conductor stocks was rewarded as the fund holdings rebounded, including strong performance from Maxim Integrated Products, Texas Instruments, Intel and QUALCOMM.

What did not work for the fund and why?
The fund’s worst performing sectors relative to the custom benchmark were consumer staples and energy. In the former, the fund was under-represented in the stronger performing food and beverage stocks. In the latter, the fund’s holdings did not include the higher volatility and lower dividend paying oil service and E&P (exploration and production) companies, which were the strongest performers for the period.

The fund’s holding of Fairpoint Communications was a very poor performer due to market concerns over subscriber losses in the wireline business, delays in merging the operations of businesses acquired from Verizon, and a highly leveraged balance sheet.

What strategic moves were made by the fund and why?
As of the close of the fiscal year, the fund has repositioned for the anticipated end of the U.S. recession and continued rebound in the broad global economy, led by Asian countries, albeit at a moderating pace. Sector overweights include industrials, information technology, and energy. In the consumer staples and utilities sectors, the fund is underweight relative to the custom benchmark. The fund continues to emphasize primarily large U.S.-based companies with growing global franchises and with dividend policies that support above average current yields and dividend growth.

4   First American Funds 2009 Annual Report

 Annual Performance1,2

	October 31, 2009				September 30, 2009*
				Since Inception				Since Inception
	1 year	5 years	10 years	9/24/2001	1 year	5 years	10 years	9/24/2001
Average annual return with sales charge (POP)
Class A	4.23%	0.78%	1.56%	—	(8.54)%	1.36%	2.41%	—

Class B	4.41%	0.84%	1.37%	—	(8.62)%	1.43%	2.22%	—

Class C	8.41%	1.15%	1.36%	—	(4.85)%	1.77%	2.23%	—

Average annual return without sales charge (NAV)
Class A	10.32%	1.93%	2.13%	—	(3.24)%	2.51%	2.99%	—

Class B	9.41%	1.16%	1.37%	—	(3.95)%	1.75%	2.22%	—

Class C	9.41%	1.15%	1.36%	—	(3.91)%	1.77%	2.23%	—

Class R	9.92%	1.65%	—	3.02%	(3.44)%	2.25%	—	3.33%

Class Y	10.51%	2.17%	2.38%	—	(2.89)%	2.78%	3.25%	—

S&P 500 Index[3]	9.80%	0.33%	(0.95)%	1.88%[5]	(6.91)%	1.02%	(0.15)	2.14%[5]

S&P 500 Dividend Only Stocks Index[4]	6.30%	0.07%	0.14%	1.69%[5]	(9.93)%	0.59%	0.91%	1.89%[5]

The performance data quoted on this page represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the fund may be lower or higher than the performance data quoted. Performance data current to the most recent month-end may be obtained by calling 800.677.FUND.

[1]	Total returns at net asset value (“NAV”) reflect performance over the time period indicated without including the fund’s maximum sales charge and assume reinvestment of all distributions at NAV.

Total returns at public offering price (“POP”) reflect performance over the time period indicated including the maximum sales charge of 5.50% for Class A shares and the maximum contingent deferred sales charge (“CDSC”) for Class B and Class C shares for the relevant period. Maximum CDSC is 5.00% for Class B shares in the first year, decreasing annually to 0% in the seventh year following purchase, and 1.00% for Class C shares. Total returns assume reinvestment of all distributions at NAV.

As reflected in the prospectus for the fiscal year ended October 31, 2008, the fund’s total annual operating expense ratio including the expenses of other investment companies in which the fund invests, if any (“acquired fund fees and expenses”), for Class A, Class B, Class C, Class R, and Class Y shares was 1.17%, 1.92%, 1.92%, 1.42%, and 0.92%, respectively.

*	This table represents average annual total returns through the latest calendar quarter – rather than through the end of the fiscal period.

 Value of $10,000 Investment1,2,6  as of October 31, 2009

Equity Income Fund, Class A (NAV)	$12,349

Equity Income Fund, Class A (POP)	$11,669

S&P 500 Index[3]	$9,090

S&P 500 Dividend Only Stocks Index[4]	$10,143

This chart illustrates the total value of an assumed $10,000 investment in the fund’s Class A shares (from 10/31/1999 to 10/31/2009) as compared to the S&P 500 Index3 and the S&P 500 Dividend Only Stocks Index4.

[2]	Performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. Performance reflects fee waivers that were in effect during the periods indicated. In the absence of such fee waivers, total returns would be reduced. Index performance is for illustrative purposes only and does not reflect any expenses, transaction costs, or cash flow effects. Direct investment in the index is not available.

[3]	An unmanaged market capitalization-weighted index based on the average weighted performance of 500 widely held common stocks.

[4]	The S&P 500 Dividend Only Stocks Index custom benchmark is composed of companies in the S&P 500 Index that have an indicated annual dividend.

[5]	The performance since inception of this index is calculated from the month end following the inception of the class.

[6]	Performance for Class B, Class C, Class R, and Class Y shares is not presented. Performance for these classes will vary due to their different expense structures.

First American Funds 2009 Annual Report   5

Global Infrastructure Fund

Investment Objective: to provide long-term growth of capital and income

How did the fund perform for the fiscal year ended October 31, 2009?
The First American Global Infrastructure Fund (the “fund”), Class Y shares, returned 23.14% for the fiscal year ended October 31, 2009 (Class A shares returned 22.76% without taking the sales charge into account). By comparison, the fund’s benchmark, the Standard & Poor’s Global Infrastructure Index*, returned 16.88% for the same period.

How did market conditions affect stock market performance during the fiscal year?
The U.S. economy appears to have emerged from the most severe recession of the postwar era during the third quarter of 2009. Gross Domestic Product (“GDP”) expanded at a 2.8% annual rate during the quarter, and leading indicators currently suggest that positive growth will be maintained during the final quarter of the year and into 2010. Despite the return to positive growth since midyear, the unemployment rate has continued to rise and reached a new cyclical high of 10.2% in October. The continued increase in the unemployment rate reflects both a historical pattern, where it is common for the unemployment rate to reach its peak after economic activity has reached its trough during the cycle, as well as the subdued pace of the growth recovery to date. In order for the unemployment rate to decline in a sustained manner, economic growth needs to exceed the economy’s potential growth and this set of circumstances has yet to occur. The severity of the recession has left high levels of unutilized resources in the industrial sector and property markets, and the labor market as well. The combined effect of this broad-based resource underutilization has resulted in downward pressure on inflation trends throughout 2009. This trend is expected to remain in place in 2010. The exceptionally high level of unemployment and muted inflation trends have led the Federal Reserve to cut its target overnight lending rate to a range of 0% to 0.25% and engage in a host of nontraditional easing activities, including large-scale purchases of mortgage securities. These activities have resulted in a significant increase in the monetary base, which along with other policy initiatives have worked to restore normal functioning in intrabank funding markets and have supported a broad-based improvement in financial conditions. This policy stance is expected to persist well into 2010 in an effort to support financial conditions and an ongoing recovery in economic activity.

As a result of the broad-based easing of monetary policy and mortgage-related asset purchases by the Federal Reserve, equity markets began moving higher after reaching the low in March, anticipating that these actions would ease financial strains and contribute to a stabilization and improvement in economic and corporate earnings performance. Subsequent economic data and earnings reports validated the initial expectations and have contributed to further gains in the equity markets as the fiscal year progressed.

What worked for the fund and why?
The fund’s performance outpaced the benchmark for the fiscal year. The portfolio benefited from broad asset price appreciation during the year, as the infrastructure segment as a whole did well, with liquidity returning to the market. The fund’s high quality bias and defensive positioning served it well during the difficult fourth quarter of 2008 and first quarter of 2009.

*	Unlike mutual funds, index returns do not reflect any expenses, transaction costs, or cash flow effects.

 Top 10 Holdings as of October 31, 20091  (% of net assets)

Abertis Infraestructuras	3.6%
Transurban Group	3.4
Spectra Energy	3.1
Enbridge	3.1
Kinder Morgan Management	3.0
Cheung Kong Infrastructure Holdings	2.4
TransCanada	2.2
Companhia de Transmissao de Energia Electrica Paulista	2.1
Fraport	2.1
Vinci	1.9

 Country Allocation as of October 31, 20091  (% of net assets)

United States	18.0%
Hong Kong	10.1
United Kingdom	8.5
Spain	8.0
Canada	6.9
France	6.1
China	4.8
Singapore	4.8
Brazil	4.5
Australia	4.4
Other	20.6
Short-Term Investment	0.1
Other Assets & Liabilities, Net[2]	3.2

100.0%

[1]	Fund holdings and country allocations are subject to change at any time and are not recommendations to buy or sell any security.

[2]	Investments typically comprise substantially all of the fund’s net assets. Other assets and liabilities include receivables for items such as income earned but not yet received and payables for items such as fund expenses incurred but not yet paid.

6   First American Funds 2009 Annual Report

On a sector basis, the portfolio outperformed within electric utilities due to its underweight stance compared to the benchmark. As the economy moved into a recovery period, electric utilities fell short of the market as many investors sold their electric utility holdings as a source of cash to fund more risky equity investments. Our portfolio is often underweight in electric utilities because most of the companies in the benchmark don’t qualify under our definition of infrastructure. When we own electric utilities, we look for companies that have a significant amount of exposure to regulated, hard assets such as electric transmission and distribution because of their consistent cash flows. During the fiscal year, the performance of such stocks greatly benefited the fund.

The portfolio’s performance was also rewarded for its overweight position relative to the benchmark in gas utilities, and our focus on companies that develop and own gas pipeline and distribution systems in China. As China’s urbanization trend continues, the demand for piped gas will continue to increase. Because the Chinese government controls gas distribution, we invest in the gas utilities and distribution companies whose long-standing relationships allow them to benefit from the continued build-out.

Clean water is also a key component of developing nations’ ability to climb the economic ladder. Specifically, the fund benefited from exposure to Asian waste water treatment plants. We also benefited from favorable stock selection in toll roads, as well-timed increases in our weightings to Transurban Group, an Australian toll road company, and APRR, a French toll road company, helped drive positive results for the fiscal year. In addition, our focus on high-cash-flow companies in energy infrastructure and logistics boosted fund performance.

What did not work for the fund and why?
Our approach to investing in infrastructure generally results in the portfolio’s beta, a measure of volatility, being lower than that of the fund’s benchmark. The fund’s relatively lower risk positioning was a drag on performance during a period in which higher-beta companies outperformed. Sectors whose performance is closely linked with business cycles, such as ports and airports, also had a negative impact on fund performance; the fund’s exposure to these sectors was relatively limited at a time when they enjoyed a cyclical rebound.

What strategic moves were made by the fund and why?
We continued to slightly increase the portfolio’s beta compared to its benchmark as the recessionary environment gradually gave way to recovery. Still, staying true to our investment strategy, we remained at a lower risk level than our benchmark and other more diversified global indices. As prices fell for many of the overvalued higher-volatility stocks, we began looking for opportunities to add to positions in sectors poised to gain in the recovering economic environment. Some of the opportunistic buys we made were in the airport, pipeline, toll road, and seaport sectors. These sectors are more correlated to GDP and, while a little less cyclical than the broader market, they are more cyclical than other infrastructure segments.

First American Funds 2009 Annual Report   7

Global Infrastructure Fund

 Annual Performance1,2

	October 31, 2009			September 30, 2009*
		Since Inception			Since Inception
	1 year	12/17/2007	11/3/2008†	1 year	12/17/2007	11/3/2008†
Average annual return with sales charge (POP)
Class A	16.08%	(14.47)%	—	(2.87)%	(14.68)%	—

Class C	—	—	20.00%	—	—	21.25%

Average annual return without sales charge (NAV)
Class A	22.76%	(11.86)%	—	2.77%	(11.95)%	—

Class C	—	—	21.00%	—	—	22.25%

Class R	—	—	21.48%	—	—	22.57%

Class Y	23.14%	(11.71)%	—	2.95%	(11.80)%	—

S&P Global Infrastructure Index[3]	16.88%	(15.94)%	14.55%	(2.78)%	(15.62)%	18.82%

The performance data quoted on this page represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the fund may be lower or higher than the performance data quoted. Performance data current to the most recent month-end may be obtained by calling 800.677.FUND.

[1]	Total returns at net asset value (“NAV”) reflect performance over the time period indicated without including the fund’s maximum sales charge and assume reinvestment of all distributions at NAV.

Total returns at public offering price (“POP”) reflect performance over the time period indicated including the maximum sales charge of 5.50% for Class A shares and the maximum contingent deferred sales charge of 1.00% for Class C shares for the relevant period. Total returns assume reinvestment of all distributions at NAV.

International investing involves risks not typically associated with domestic investing, including risks of adverse currency fluctuations, potential political and economic instability, different accounting standards, foreign government regulations, currency exchange rates, limited liquidity, and volatile prices.

As reflected in the prospectus for the fiscal year ended October 31, 2008, the fund’s total annual operating expense ratio, before waivers and including the expenses of other investment companies in which the fund invests, if any (“acquired fund fees and expenses”), for Class A, Class C, Class R, and Class Y shares was 4.17%, 4.92%, 4.42%, and 3.91%, respectively. The advisor has contractually agreed to waive fees through February 28, 2010 so that total annual fund operating expenses, not including any acquired fund fees and expenses, for Class A, Class C, Class R, and Class Y shares do not exceed 1.25%, 2.00%, 1.50%, and 1.00%, respectively. These fee waivers may be terminated at any time after February 28, 2010, at the discretion of the advisor. Prior to that time, such waivers may not be terminated without the approval of the fund’s board of directors.

*	This table represents average annual total returns through the latest calendar quarter – rather than through the end of the fiscal period.

†	Returns not annualized.

 Value of $10,000 Investment1,2,4  as of October 31, 2009

Global Infrastructure Fund, Class A (NAV)	$7,893

Global Infrastructure Fund, Class A (POP)	$7,461

S&P Global Infrastructure Index[3]	$7,222

This chart illustrates the total value of an assumed $10,000 investment in the fund’s Class A shares (from 12/17/2007 to 10/31/2009) as compared to the S&P Global Infrastructure Index3.

[2]	Performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. Performance reflects fee waivers that were in effect during the periods indicated. In the absence of such fee waivers, total returns would be reduced. Index performance is for illustrative purposes only and does not reflect any expenses, transaction costs, or cash flow effects. Direct investment in the index is not available.

[3]	The unmanaged S&P Global Infrastructure Index in comprised of 75 of the largest publicly listed infrastructure companies from around the world that meet specific investability requirements.

[4]	Performance for Class C, Class R and Class Y shares is not presented. Performance for these classes will vary due to their different expense structures.

8   First American Funds 2009 Annual Report

International Fund

Investment Objective: long-term growth of capital

How did the fund perform for the fiscal year ended October 31, 2009?
The First American International Fund (the “fund”), Class Y shares, returned 25.68% for the fiscal year ended October 31, 2009 (Class A shares returned 25.29% without taking the sales charge into account). By comparison, the fund’s benchmark, the MSCI EAFE Index*, returned 28.41% for the same period.

How did market conditions affect stock performance during the fiscal year?
For the 12 months ended October 31, 2009, the international equity markets produced a total return of 34.79%, the developed markets produced a total return of 28.41%, and emerging markets produced a total return of 64.63% for the period, as represented by the MSCI All Country World Index ex USA, the MSCI EAFE Index, and the MSCI Emerging Market Index, respectively. The only major market to produce a negative total return during the period was Ireland, where the market was down 19% during the fiscal year. The primary drivers of global equity returns were policy actions to inject liquidity into the marketplace and the resumption of economic growth around much of the world.

What worked for the fund and why?
The fund currently uses two subadvisors who select stocks according to either a growth or value style, while the fund’s advisor allocates between the subadvisors, adjusts the overall portfolio balance and country emphasis using index-related investments, and selects stocks in the infrastructure sector. Each of these were positive contributors to performance during the past year – the subadvisors primarily by smartly selecting individual stock and sector emphases, and our overall portfolio management by successfully redirecting to the strongest performing markets. Relative to the fund’s benchmark, the fund was overweight to the consumer services sector and an underweight to financials, which benefited performance. Country positions that yielded positive results included overweights to Brazil, Indonesia, and Russia, and underweights to Japan and the United Kingdom.

What did not work for the fund and why?
The fund emphasized emerging markets over European stocks during the summer months when European stocks rebounded more sharply. This phase of underperformance partially offset our overall success in country choices.

What strategic moves were made by the fund and why?
The primary move made by the fund was from a conservative allocation in October 2008, to a fully invested posture starting in March 2009, as markets began to rebound. Similarly, we shifted from a developed-nation emphasis to a significant tilt toward emerging economies, starting with an emphasis on China and Hong Kong earlier in the year.

*	Unlike mutual funds, index returns do not reflect any expenses, transaction costs, or cash flow effects.

 Top 10 Holdings as of October 31, 20091  (% of net assets)

State Street Institutional Liquid Reserves Fund	5.9%
U.S. Treasury Bill, 0.227%, 11/19/2009	3.3
Nestle	2.1
GlaxoSmithKline	1.3
Adidas	1.3
Covidien	1.2
BNP Paribas	1.2
FANUC	1.2
BP – ADR	1.1
Novartis	1.1

 Country Allocation as of October 31, 20091  (% of net assets)

United Kingdom	18.3%
Japan	18.1
France	9.2
Germany	7.6
Switzerland	6.0
Canada	4.2
Hong Kong	3.1
Spain	2.4
China	1.8
Australia	1.7
Other	18.1
Short-Term Investments	9.2
Other Assets & Liabilities, Net[2]	0.3

100.0%

[1]	Fund holdings and country allocations are subject to change at any time and are not recommendations to buy or sell any security. Allocations reflect the fund’s exposure to each country through direct investments and do not reflect the impact on country allocation of holding derivative instruments, such as futures contracts. See note 2 in Notes to Financial Statements and the fund’s Schedule of Investments for derivatives held at October 31, 2009.

[2]	Investments typically comprise substantially all of the fund’s net assets. Other assets and liabilities include receivables on derivative instruments based on mark-to-market adjustments as well as receivables for items such as income earned but not yet received and payables for items such as fund expenses incurred but not yet paid.

First American Funds 2009 Annual Report   9

International Fund

Our overall management of the portfolio continues to emphasize sectors and countries believed to offer stronger potential for growth. At year end, the overall themes for the portfolio include a modest overweight versus the benchmark to resource nations, an underweight to high-debt financial services economies, and an overweight to domestic growth economies such as China and India. As of fiscal year end, the portfolio consists of an overweight to emerging markets and an underweight to developed markets. Regionally, the portfolio is overweight the Americas, Asia Pacific excluding Japan, and Africa, and selectively underweight Europe (overweight in Germany and France, underweight in Spain and the United Kingdom). We continue to maintain overweight positions in Brazil, Russia, India, and China (Hong Kong), also known as the BRIC countries. We are overweight developed resource nations such as Canada and Australia and underweight Japan relative to the benchmark.

10   First American Funds 2009 Annual Report

 Annual Performance1,2

	October 31, 2009				September 30, 2009*
				Since Inception					Since Inception
	1 year	5 years	10 years	9/24/2001	1 year		5 years	10 years	9/24/2001

Average annual return with sales charge (POP)
Class A	18.34%	2.55%	0.00%	—	(2	.86)%	3.76%	0.61%	—

Class B	19.24%	2.56%	(0.19)%	—	(3	.09)%	3.78%	0.41%	—

Class C	23.36%	2.93%	—	4.22%	1.03%		4.15%	—	4.65%

Average annual return without sales charge (NAV)
Class A	25.29%	3.72%	0.57%	—	2.76%		4.93%	1.18%	—

Class B	24.24%	2.92%	(0.19)%	—	1.91%		4.12%	0.41%	—

Class C	24.36%	2.93%	—	4.22%	2.03%		4.15%	—	4.65%

Class R	25.39%	3.44%	0.36%	—	2.88%		4.70%	0.99%	—

Class Y	25.68%	3.96%	0.82%	—	2.96%		5.19%	1.43%	—

MSCI EAFE Index[3]	28.41%	5.59%	2.46%	8.06%	3.80%		6.57%	2.97%	8.32%

The performance data quoted on this page represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the fund may be lower or higher than the performance data quoted. Performance data current to the most recent month-end may be obtained by calling 800.677.FUND.

[1]	Total returns at net asset value (“NAV”) reflect performance over the time period indicated without including the fund’s maximum sales charge and assume reinvestment of all distributions at NAV.

Total returns at public offering price (“POP”) reflect performance over the time period indicated including the maximum sales charge of 5.50% for Class A shares and the maximum contingent deferred sales charge (“CDSC”) for Class B and Class C shares for the relevant period. Maximum CDSC is 5.00% for Class B shares in the first year, decreasing annually to 0% in the seventh year following purchase, and 1.00% for Class C shares. Total returns assume reinvestment of all distributions at NAV.

International investing involves risks not typically associated with domestic investing, including risks of adverse currency fluctuations, potential political and economic instability, different accounting standards, foreign government regulations, currency exchange rates, limited liquidity, and volatile prices.

As reflected in the prospectus for the fiscal year ended October 31, 2008, the fund’s total annual operating expense ratio, before waivers and including the expenses of other investment companies in which the fund invests, if any (“acquired fund fees and expenses”), for Class A, Class B, Class C, Class R, and Class Y shares was 1.54%, 2.29%, 2.29%, 1.79%, and 1.29%, respectively. The advisor has contractually agreed to waive fees through February 28, 2010 so that total annual fund operating expenses, not including any acquired fund fees and expenses, for Class A, Class B, Class C, Class R, and Class Y shares do not exceed 1.49%, 2.24%, 2.24%, 1.74%, and 1.24%, respectively. These fee waivers may be terminated at any time after February 28, 2010, at the discretion of the advisor. Prior to that time, such waivers may not be terminated without the approval of the fund’s board of directors.

*	This table represents average annual total returns through the latest calendar quarter – rather than through the end of the fiscal period.

 Value of $10,000 Investment1,2,4  as of October 31, 2009

International Fund, Class A (NAV)	$10,587

International Fund, Class A (POP)	$10,004

MSCI EAFE Index[3]	$12,747

This chart illustrates the total value of an assumed $10,000 investment in the fund’s Class A shares (from 10/31/1999 to 10/31/2009) as compared to the MSCI EAFE Index.3

[2]	Performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. Performance reflects fee waivers that were in effect during the periods indicated. In the absence of such fee waivers, total returns would be reduced. Index performance is for illustrative purposes only and does not reflect any expenses, transaction costs, or cash flow effects. Direct investment in the index is not available.

Effective November 3, 2008, Altrinsic Global Advisors, LLC and Hansberger Global Investors, Inc. were named subadvisors of the fund and began managing the fund’s assets. On September 24, 2001, the First American International Fund merged with Firstar International Growth Fund and Firstar International Value Fund. Performance history prior to September 24, 2001 represents that of the Firstar International Growth Fund.

[3]	An unmanaged index of common stocks in Europe, Australasia, and the Far East.

[4]	Performance for Class B, Class C, Class R, and Class Y shares is not presented. Performance for these classes will vary due to their different expense structures.

First American Funds 2009 Annual Report   11

International Select Fund

Investment Objective: long-term growth of capital

How did the fund perform for the fiscal year ended October 31, 2009?
The First American International Select Fund (the “fund”), Class Y shares, returned 32.68% for the fiscal year ended October 31, 2009 (Class A shares returned 32.32% without taking the sales charge into account). By comparison, the fund’s benchmark, the MSCI All Country World Investable Market Index ex USA*, returned 37.33% for the same period.

How did market conditions affect stock performance during the fiscal year?
For the 12 months ended October 31, 2009, the international equity markets produced a total return of 34.79%, the developed markets produced a total return of 28.41%, and emerging markets produced a total return of 64.63% for the period, as represented by the MSCI All Country World Index ex USA, the MSCI EAFE Index, and the MSCI Emerging Market Index, respectively. The only major market to produce a negative total return during the period was Ireland, where the market was down 19% during the fiscal year. The primary drivers of global equity returns were policy actions to inject liquidity into the marketplace and the resumption of economic growth around much of the world.

What worked for the fund and why?
The fund currently uses three subadvisors who select stocks according to growth, value, or emerging market styles, while the fund’s advisor allocates between the subadvisors, adjusts the overall portfolio balance and country emphasis using index-related investments, and selects stocks in the infrastructure sector. Each of these were positive contributors to performance during the past year – the subadvisors primarily by smartly selecting individual stock and sector emphases, and our overall portfolio management by successfully redirecting to the strongest performing markets. Relative to the fund’s benchmark, the fund was overweight to the consumer services sector and an underweight to financials, which benefited performance. Country positions that yielded positive results included overweights to Brazil, Indonesia, and Russia, and underweights to Japan and the United Kingdom.

What did not work for the fund and why?
The fund emphasized emerging markets over European stocks during the summer months when European stocks rebounded more sharply. This phase of underperformance partially offset our overall success in country choices.

What strategic moves were made by the fund and why?
The primary move made by the fund was from a conservative allocation in October 2008, to a fully invested posture starting in March 2009, as markets began to rebound. Similarly, we shifted from a developed-nation emphasis to a significant tilt toward emerging economies, starting with an emphasis on China and Hong Kong earlier in the year.

*	Unlike mutual funds, index returns do not reflect any expenses, transaction costs, or cash flow effects.

 Top 10 Holdings as of October 31, 20091  (% of net assets)

State Street Institutional Liquid Reserves Fund	10.6%
U.S. Treasury Bill, 0.131%, 11/19/2009	4.1
Nestle	1.4
GlaxoSmithKline	1.0
Adidas	0.9
Covidien	0.9
BNP Paribas	0.9
BP – ADR	0.8
Vendanta Resources	0.8
Mitsubishi	0.8

 Country Allocation as of October 31, 20091  (% of net assets)

Japan	12.2%
United Kingdom	12.0
France	6.5
Germany	5.5
Brazil	5.1
Switzerland	4.1
Canada	3.7
South Africa	3.2
China	3.0
Hong Kong	2.8
Other	27.0
Short-Term Investments	14.7
Other Assets & Liabilities, Net[2]	0.2

100.0%

[1]	Fund holdings and country allocations are subject to change at any time and are not recommendations to buy or sell any security. Allocations reflect the fund’s exposure to each country through direct investments and do not reflect the impact on country allocation of holding derivative instruments, such as futures contracts. See note 2 in Notes to Financial Statements and the fund’s Schedule of Investments for derivatives held at October 31, 2009.

[2]	Investments typically comprise substantially all of the fund’s net assets. Other assets and liabilities include receivables on derivative instruments based on mark-to-market adjustments as well as receivables for items such as income earned but not yet received and payables for items such as fund expenses incurred but not yet paid.

12   First American Funds 2009 Annual Report

Our overall management of the portfolio continues to emphasize sectors and countries believed to offer stronger potential for growth. At year end, the overall themes for the portfolio include a modest overweight versus the benchmark to resource nations, an underweight to high-debt financial services economies, and an overweight to domestic growth economies such as China and India. As of fiscal year end, the portfolio consists of an overweight to emerging markets and an underweight to developed markets. Regionally, the portfolio is overweight the Americas, Asia Pacific excluding Japan, and Africa, and selectively underweight Europe (overweight in Germany and France, underweight in Spain and the United Kingdom). We continue to maintain overweight positions in Brazil, Russia, India, and China (Hong Kong), also known as the BRIC countries. We are overweight developed resource nations such as Canada and Australia and underweight Japan relative to the benchmark.

First American Funds 2009 Annual Report   13

International Select Fund

 Annual Performance1,2

	October 31, 2009		September 30, 2009*
		Since Inception		Since Inception
	1 year	12/21/2006	1 year	12/21/2006

Average annual return with sales charge (POP)
Class A	25.04%	(6.06)%	(0.29)%	(5.45)%

Class C	30.43%	(4.93)%	3.81%	(4.23)%

Average annual return without sales charge (NAV)
Class A	32.32%	(4.19)%	5.54%	(3.51)%

Class C	31.43%	(4.93)%	4.81%	(4.23)%

Class R	31.99%	(4.47)%	5.23%	(3.79)%

Class Y	32.68%	(3.96)%	5.89%	(3.27)%

MSCI AC World Index ex USA[3]	34.79%	(4.57)%	6.43%	(4.28)%

MSCI AC World Investable Market Index ex USA[4]	37.33%	(4.48)%	7.89%	(4.19)%

The performance data quoted on this page represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the fund may be lower or higher than the performance data quoted. Performance data current to the most recent month-end may be obtained by calling 800.677.FUND.

[1]	Total returns at net asset value (“NAV”) reflect performance over the time period indicated without including the fund’s maximum sales charge and assume reinvestment of all distributions at NAV.

Total returns at public offering price (“POP”) reflect performance over the time period indicated including the maximum sales charge of 5.50% for Class A shares and the maximum contingent deferred sales charge of 1.00% for Class B and Class C shares for the relevant period. Total returns assume reinvestment of all distributions at NAV.

International investing involves risks not typically associated with domestic investing, including risks of adverse currency fluctuations, potential political and economic instability, different accounting standards, foreign government regulations, currency exchange rates, limited liquidity, and volatile prices.

As reflected in the prospectus for the fiscal year ended October 31, 2008, the fund’s total annual operating expense ratio, before waivers and including the expenses of other investment companies in which the fund invests, if any (“acquired fund fees and expenses”), for Class A, Class C, Class R, and Class Y shares was 1.73%, 2.48%, 2.48%, 1.98%, and 1.48%, respectively. The advisor has contractually agreed to waive fees through February 28, 2010 so that total annual fund operating expenses, not including any acquired fund fees and expenses, for Class A, Class C, Class R, and Class Y shares do not exceed 1.49%, 2.24%, 2.24%, 1.74% and 1.24%, respectively. These fee waivers may be terminated at any time after February 28, 2010, at the discretion of the advisor. Prior to that time, such waivers may not be terminated without the approval of the fund’s board of directors.

*	This table represents average annual total returns through the latest calendar quarter – rather than through the end of the fiscal period.

 Value of $10,000 Investment1,2,5  as of October 31, 2009

International Select Fund, Class A (NAV)	$8,848

International Select Fund, Class A (POP)	$8,363

MSCI AC World Index ex USA[3]	$8,748

MSCI AC World Investable Market Index ex USA[4]	$8,770

This chart illustrates the total value of an assumed $10,000 investment in the fund’s Class A shares (from 12/21/2006 to 10/31/2009) as compared to the MSCI AC World Index ex USA3 and the MSCI AC World Investable Market Index ex USA4.

[2]	Performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. Performance reflects fee waivers that were in effect during the periods indicated. In the absence of such fee waivers, total returns would be reduced. Index performance is for illustrative purposes only and does not reflect any expenses, transaction costs, or cash flow effects. Direct investment in the index is not available.

[3]	An unmanaged index of stocks representing developed and emerging markets around the world that collectively comprise most foreign stock markets.

[4]	Previously, the fund used the MSCI AC World Index ex USA as a benchmark. Going forward, the fund’s performance will be compared to the MSCI AC World Investable Market Index ex USA because it more closely reflects the fund’s investment universe. The MSCI AC World Investable Market Index ex USA is an unmanaged index that tracks the performance of small-, mid-, and large-capitalization stocks of non-U.S. companies representing developed and emerging markets around the world that collectively comprise most foreign stock markets.

[5]	Performance for Class C, Class R, and Class Y shares is not presented. Performance for these classes will vary due to their different expense structures.

14   First American Funds 2009 Annual Report

Large Cap Growth Opportunities Fund

Investment Objective: long-term growth of capital

How did the fund perform for the fiscal year ended October 31, 2009?
The First American Large Cap Growth Opportunities Fund (the “fund”), Class Y shares, returned 13.02% for the fiscal year ended October 31, 2009 (Class A shares returned 12.73% without taking the sales charge into account). By comparison, the fund’s benchmark, the Russell 1000 Growth Index*, returned 17.51% for the same period.

How did market conditions affect stock market performance during the fiscal year?
The U.S. economy appears to have emerged from the most severe recession of the postwar era during the third quarter of 2009. Gross Domestic Product expanded at a 2.8% annual rate during the quarter, and leading indicators currently suggest that positive growth will be maintained during the final quarter of the year and into 2010. Despite the return to positive growth since midyear, the unemployment rate has continued to rise and reached a new cyclical high of 10.2% in October. The continued increase in the unemployment rate reflects both a historical pattern, where it is common for the unemployment rate to reach its peak after economic activity has reached its trough during the cycle, as well as the subdued pace of the growth recovery to date. In order for the unemployment rate to decline in a sustained manner, economic growth needs to exceed the economy’s potential growth and this set of circumstances has yet to occur. The severity of the recession has left high levels of unutilized resources in the industrial sector and property markets, and the labor market as well. The combined effect of this broad-based resource underutilization has resulted in downward pressure on inflation trends throughout 2009. This trend is expected to remain in place in 2010. The exceptionally high level of unemployment and muted inflation trends have led the Federal Reserve to cut its target overnight lending rate to a range of 0% to 0.25% and engage in a host of nontraditional easing activities, including large-scale purchases of mortgage securities. These activities have resulted in a significant increase in the monetary base, which along with other policy initiatives have worked to restore normal functioning in intrabank funding markets and have supported a broad-based improvement in financial conditions. This policy stance is expected to persist well into 2010 in an effort to support financial conditions and an ongoing recovery in economic activity.

As a result of the broad-based easing of monetary policy and mortgage-related asset purchases by the Federal Reserve, equity markets began moving higher after reaching the low in March, anticipating that these actions would ease financial strains and contribute to a stabilization and improvement in economic and corporate earnings performance. Subsequent economic data and earnings reports validated the initial expectations and have contributed to further gains in the equity markets as the fiscal year progressed.

*	Unlike mutual funds, index returns do not reflect any expenses, transaction costs, or cash flow effects.

 Top 10 Holdings as of October 31, 20091  (% of net assets)

Apple	5.7%
Cisco Systems	3.3
Philip Morris International	3.0
Hewlett-Packard	2.9
Amazon.com	2.2
Goldman Sachs Group	2.2
Visa, Class A	2.1
Priceline.com	2.0
Medco Health Solutions	2.0
Google, Class A	2.0

 Sector Allocation as of October 31, 20091  (% of net assets)

Information Technology	39.3%
Consumer Discretionary	15.2
Healthcare	10.5
Industrials	10.4
Consumer Staples	7.4
Financials	6.1
Energy	5.7
Materials	3.1
Telecommunication Services	1.8
Short-Term Investment	0.7
Other Assets and Liabilities, Net[2]	(0.2)

100.0%

[1]	Fund holdings and sector allocations are subject to change at any time and are not recommendations to buy or sell any security.

[2]	Investments typically comprise substantially all of the fund’s net assets. Other assets and liabilities include receivables for items such as income earned but not yet received and payables for items such as fund expenses incurred but not yet paid.

First American Funds 2009 Annual Report   15

Large Cap Growth Opportunities Fund

What worked for the fund and why?
As is typical for the fund, individual stock selection (as opposed to broad themes or sector weights) had the greatest impact on performance during the past fiscal year. As the financial markets shifted from fear of economic calamity to recognition of stability, and then to hope for recovery, beneficiaries of cyclical improvement outperformed. Accordingly, portfolio holdings such as Goldman Sachs Group, Priceline.com and Apple rebounded sharply. Goldman Sachs, the premier global investment banking/capital markets franchise, gained market share from more challenged competitors due to its strong capital position and its stable and talented senior management team. Worldwide, travelers increasingly are turning to the internet to arrange their travel plans. Priceline.com, which has positioned itself to capitalize on this trend with a strong value proposition and an unrivaled breadth of hotel property relationships, also gained meaningful share during the past twelve months. Apple was also a strong market share gainer. Buoyed by extraordinary innovation, Apple continued to enhance its position in the personal computer and the personal media device markets while its iPhone drove its emergence as the fastest growing high-end mobile phone manufacturer. These winners, along with others such as BlackRock, F5 Networks and Polo Ralph Lauren, shared several characteristics: each had a strong secular earnings growth outlook, each had catalysts that would drive growth in the shorter-term and each began the period with a stock price that had fallen meaningfully due to the broad economic concerns. All of these remain important fund holdings.

What did not work for the fund and why?
As described above, individual stock selection has the largest impact on the fund’s performance. When analyzing what underperformed the most during the year, this was especially true in the healthcare and information technology sectors. In healthcare, three separate issues were challenges. First, two large Russell 1000 Growth benchmark positions (Schering-Plough and Genentech) that were not owned in the fund were acquired at substantial premiums. Second, as the market rebounded and was led by recovery beneficiaries, defensive fund holdings with strong but stable (rather than improving) earnings, such as Abbott Laboratories and Baxter International, experienced significant valuation compression. Third, some of our judgements proved to be incorrect. In the case of St. Jude Medical, for example, we were too optimistic about the market growth rate for certain medical devices and St. Jude’s market share potential. In the information technology sector, choices that had proven beneficial in the past worked against the fund’s performance this past year. For example, historically we have favored Hewlett-Packard over IBM (although we own both) but over the past year IBM outperformed Hewlett. Similarly, for years we have favored Oracle over Microsoft (and have been rewarded for that choice) but during the past twelve months Microsoft performed better than Oracle. Although we believe that these choices will be correct over the longer term, we recognize that IBM and Microsoft, too, have investment merit.

What strategic moves were made by the fund and why?
Our basic philosophy remains the same. We identify companies with attractive long-term earnings growth prospects, solid management teams and durable competitive advantages. From that group, we invest in those with fair valuations and approaching catalysts. During any year, although there are individual position changes, the basic framework holds. This past year was no different. Two subtle shifts, however, were made. First, we modestly increased our exposure to companies that are beneficiaries of an improving economy. In that context, we initiated positions in leadership companies such as American Express, Walt Disney, Amazon.com and 3M while eliminating some solid but more defensive companies like Wal-Mart Stores and Procter & Gamble. All of these are franchise growth companies but we believe the former group should experience faster earnings growth over the next 12 to 18 months. Second, in an effort to highlight those companies in which we have the highest conviction, the concentration in our favorite holdings has increased. This list would include Apple, Goldman Sachs Group, Priceline.com, Visa, Medco Health Solutions, Amazon.com, BlackRock, Polo Ralph Lauren, Kellogg and Precision Castparts. Again, these shifts are subtle. We will continue to identify franchise growth companies, buy them at what we believe to be opportune moments, and hold them for the long term, with a goal of outperforming our benchmark over time.

16   First American Funds 2009 Annual Report

 Annual Performance1,2

	October 31, 2009					September 30, 2009*
				Since Inception					Since Inception
	1 year	5 years	10 years	11/27/2000	9/24/2001	1 year	5 years	10 years	11/27/2000	9/24/2001
Average annual return with sales charge (POP)

Class A	6.55%	0.04%	(2.12)%	—	—	(8.08)%	0.75%	(1.42)%	—	—

Class B	6.94%	0.06%	(2.29)%	—	—	(8.27)%	0.77%	(1.60)%	—	—

Class C	10.92%	0.42%	—	—	0.91%	(4.46)%	1.13%	—	—	1.13%
Average annual return without sales charge (NAV)
Class A	12.73%	1.17%	(1.56)%	—	—	(2.72)%	1.90%	(0.86)%	—	—

Class B	11.94%	0.42%	(2.29)%	—	—	(3.45)%	1.14%	(1.60)%	—	—

Class C	11.92%	0.42%	—	—	0.91%	(3.49)%	1.13%	—	—	1.13%

Class R	12.51%	0.92%	—	(3.13)%	—	(2.95)%	1.65%	—	(2.98)%	—

Class Y	13.02%	1.42%	(1.31)%	—	—	(2.49)%	2.16%	(0.61)%	—	—

Russell 1000 Growth Index[3]	17.51%	1.27%	(3.39)%	(3.74)%	1.94%	(1.85)%	1.86%	(2.56)%	(3.63)%	2.14%

The performance data quoted on this page represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the fund may be lower or higher than the performance data quoted. Performance data current to the most recent month-end may be obtained by calling 800.677.FUND.

[1]	Total returns at net asset value (“NAV”) reflect performance over the time period indicated without including the fund’s maximum sales charge and assume reinvestment of all distributions at NAV.

Total returns at public offering price (“POP”) reflect performance over the time period indicated including the maximum sales charge of 5.50% for Class A shares and the maximum contingent deferred sales charge (“CDSC”) for Class B and Class C shares for the relevant period. Maximum CDSC is 5.00% for Class B shares in the first year, decreasing annually to 0% in the seventh year following purchase, and 1.00% for Class C shares. Total returns assume reinvestment of all distributions at NAV.

Growth stocks typically have more volatility than value stocks; whereas value stocks tend to have slower earnings growth rates.

As reflected in the prospectus for the fiscal year ended October 31, 2008, the fund’s total annual operating expense ratio, including the expenses of other investment companies in which the fund invests, if any (“acquired fund fees and expenses”), for Class A, Class B, Class C, Class R, and Class Y shares was 1.20%, 1.95%, 1.95%, 1.45%, and 0.95%, respectively.

*	This table represents average annual total returns through the latest calendar quarter – rather than through the end of the fiscal period.

 Value of $10,000 Investment1,2,4  as of October 31, 2009

Large Cap Growth Opportunities Fund, Class A (NAV)	$8,544

Large Cap Growth Opportunities Fund, Class A (POP)	$8,074

Russell 1000 Growth Index[3]	$7,080

This chart illustrates the total value of an assumed $10,000 investment in the fund’s Class A shares (from 10/31/1999 to 10/31/2009) as compared to the Russell 1000 Growth Index3.

[2]	Performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. Performance reflects fee waivers that were in effect during the periods indicated. In the absence of such fee waivers, total returns would be reduced. Index performance is for illustrative purposes only and does not reflect any expenses, transaction costs, or cash flow effects. Direct investment in the index is not available.

On September 24, 2001, the First American Large Cap Growth Opportunities Fund became the successor by merger to the Firstar Large Cap Core Equity Fund, a series of Firstar Funds, Inc. Prior to the merger, the First American fund had no assets or liabilities. Performance presented prior to September 24, 2001 represents that of the Firstar Large Cap Core Equity Fund.

[3]	An unmanaged index that measures the performance of those companies within the Russell 1000 Index (large-cap index) with higher price-to-book ratios and higher forecasted growth values.

[4]	Performance for Class B, Class C, Class R, and Class Y shares is not presented. Performance for these classes will vary due to their different expense structures.

First American Funds 2009 Annual Report   17

Large Cap Select Fund

Investment Objective: capital appreciation

How did the fund perform for the fiscal year ended October 31, 2009?
The First American Large Cap Select Fund (the “fund”), Class Y shares, returned 11.81% for the fiscal year ended October 31, 2009 (Class A shares returned 11.54% without taking the sales charge into account). By comparison, the fund’s benchmark, the Standard & Poor’s 500 Index* (“S&P 500 Index”), returned 9.80% for the same period.

How did market conditions affect stock performance during the fiscal year?
The U.S. economy appears to have emerged from the most severe recession of the postwar era during the third quarter of 2009. Gross Domestic Product expanded at a 2.8% annual rate during the quarter, and leading indicators currently suggest that positive growth will be maintained during the final quarter of the year and into 2010. Despite the return to positive growth since midyear, the unemployment rate has continued to rise and reached a new cyclical high of 10.2% in October. The continued increase in the unemployment rate reflects both a historical pattern, where it is common for the unemployment rate to reach its peak after economic activity has reached its trough during the cycle, as well as the subdued pace of the growth recovery to date. In order for the unemployment rate to decline in a sustained manner, economic growth needs to exceed the economy’s potential growth and this set of circumstances has yet to occur. The severity of the recession has left high levels of unutilized resources in the industrial sector and property markets, and the labor market as well. The combined effect of this broad-based resource underutilization has resulted in downward pressure on inflation trends throughout 2009. This trend is expected to remain in place in 2010. The exceptionally high level of unemployment and muted inflation trends have led the Federal Reserve to cut its target overnight lending rate to a range of 0% to 0.25% and engage in a host of nontraditional easing activities, including large-scale purchases of mortgage securities. These activities have resulted in a significant increase in the monetary base, which along with other policy initiatives have worked to restore normal functioning in intrabank funding markets and have supported a broad-based improvement in financial conditions. This policy stance is expected to persist well into 2010 in an effort to support financial conditions and an ongoing recovery in economic activity.

As a result of the broad-based easing of monetary policy and mortgage-related asset purchases by the Federal Reserve, equity markets began moving higher after reaching the low in March, anticipating that these actions would ease financial strains and contribute to a stabilization and improvement in economic and corporate earnings performance. Subsequent economic data and earnings reports validated the initial expectations and have contributed to further gains in the equity markets as the fiscal year progressed.

*	Unlike mutual funds, index returns do not reflect any expenses, transaction costs, or cash flow effects.

 Top 10 Holdings as of October 31, 20091  (% of net assets)

JPMorgan Chase	3.7%
Bank of America	3.4
Apple	3.1
Cisco Systems	3.0
Teradata	2.7
Goldman Sachs Group	2.6
Pfizer	2.5
Hewlett-Packard	2.4
Coach	2.2
Wells Fargo	1.9

 Sector Allocation as of October 31, 20091  (% of net assets)

Information Technology	24.7%
Financials	18.7
Consumer Discretionary	15.4
Energy	12.8
Industrials	10.1
Healthcare	9.5
Materials	3.6
Consumer Staples	3.2
Telecommunication Services	1.2
Utilities	0.7
Other Assets and Liabilities, Net[2]	0.1

100.0%

[1]	Fund holdings and sector allocations are subject to change at any time and are not recommendations to buy or sell any security.

[2]	Investments typically comprise substantially all of the fund’s net assets. Other assets and liabilities include receivables for items such as income earned but not yet received and payables for items such as fund expenses incurred but not yet paid.

18   First American Funds 2009 Annual Report

What worked for the fund and why?
Being nimble, and focusing on the major risks and opportunities in the marketplace, helped the Large Cap Select Fund perform in an extremely volatile time. We started the fiscal year defensively positioned given the severity of the financial and economic crisis. When the economy and markets appeared to be bottoming, we added risk in a thoughtful manner. Specifically, we took an overweight position relative to the fund’s benchmark in high-quality financials. The financial sector was down almost 7% for the fiscal year, but since March 1, 2009, this sector returned 88% through fiscal year-end. Our returns in the financial sector trailed the benchmark, given the higher quality nature of our holdings. However, the portfolio in total benefited from the overweight position in financials.

On a stock level, several selections in the consumer services and energy sectors outperformed. Online travel company Priceline.com was punished during the economic crisis, even though the company continued to generate free cash flow and had a pristine balance sheet. As economic conditions improved, the stock went up twofold for the portfolio. In the energy sector, we focused on companies that had growing production. Whiting Petroleum and Pioneer Natural Resources are two examples that added meaningfully to performance during the period.

What did not work for the fund and why?
We had poor performance in the healthcare product sector. Our holdings were down 7.4% for the fiscal year compared to a 4% gain for the healthcare sector. This sector proved to be more economically sensitive than we thought it would be, and the uncertainty surrounding healthcare reform weighed on the group. This sector saw some meaningful merger and acquisition activity, with both Schering-Plough and Wyeth being acquired at premium prices during the period. Unfortunately, we did not hold either of these companies.

What strategic moves were made by the fund and why?
Early in this past fiscal year, the fund had a more defensive posture as the severity of the financial and economic crisis was accelerating and deepening. In March 2009, some signs began to emerge that the economy and markets were finding a bottom. At that time we became more aggressive and added to our cyclical and financial holdings. We continue to hold overweight positions in financials and cyclicals relative to the benchmark. We believe that the fundamentals for these stocks will continue to improve, and that their prices do not fully reflect this anticipated improvement.

First American Funds 2009 Annual Report   19

Large Cap Select Fund

 Annual Performance1,2

	October 31, 2009			September 30, 2009*
			Since Inception			Since Inception
	1 year	5 years	1/31/2003	1 year	5 years	1/31/2003
Average annual return with sales charge (POP)
Class A	5.45%	(1.65)%	2.68%	(9.92)%	(0.65)%	3.19%

Class C	9.64%	(1.33)%	2.72%	(6.35)%	(0.31)%	3.25%

Average annual return without sales charge (NAV)
Class A	11.54%	(0.53)%	3.54%	(4.68)%	0.48%	4.07%

Class C	10.64%	(1.33)%	2.72%	(5.40)%	(0.31)%	3.25%

Class R	11.31%	(0.77)%	3.31%	(4.96)%	0.23%	3.82%

Class Y	11.81%	(0.27)%	3.81%	(4.39)%	0.76%	4.34%

S&P 500 Index[3]	9.80%	0.33%	4.94%	(6.91)%	1.02%	5.30%

The performance data quoted on this page represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the fund may be lower or higher than the performance data quoted. Performance data current to the most recent month-end may be obtained by calling 800.677.FUND.

[1]	Total returns at net asset value (“NAV”) reflect performance over the time period indicated without including the fund’s maximum sales charge and assume reinvestment of all distributions at NAV.

Total returns at public offering price (“POP”) reflect performance over the time period indicated including the maximum sales charge of 5.50% for Class A shares and the maximum contingent deferred sales charge of 1.00% for Class C shares for the relevant period. Total returns assume reinvestment of all distributions at NAV.

As reflected in the prospectus for the fiscal year ended October 31, 2008, the fund’s total annual operating expense ratio, including the expenses of other investment companies in which the fund invests, if any (“acquired fund fees and expenses”), for Class A, Class C, Class R, and Class Y shares was 1.21%, 1.96%, 1.46%, and 0.96%, respectively.

*	This table represents average annual total returns through the latest calendar quarter – rather than through the end of the fiscal period.

 Value of $10,000 Investment 1,2,4  as of October 31, 2009

Large Cap Select Fund, Class A (NAV)	$12,646

Large Cap Select Fund, Class A (POP)	$11,952

S&P 500 Index[3]	$13,848

This chart illustrates the total value of an assumed $10,000 investment in the fund’s Class A shares (from 1/31/2003 to 10/31/2009) as compared to the S&P 500 Index3.

[2]	Performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. Performance reflects fee waivers that were in effect during the periods indicated. In the absence of such fee waivers, total returns would be reduced. Index performance is for illustrative purposes only and does not reflect any expenses, transaction costs, or cash flow effects. Direct investment in the index is not available.

[3]	An unmanaged market capitalization-weighted index based on the average weighted performance of 500 widely held common stocks.

[4]	Performance for Class C, Class R, and Class Y shares is not presented. Performance for these classes will vary due to their different expense structures.

20   First American Funds 2009 Annual Report

Large Cap Value Fund

Investment Objective: primary – capital appreciation; secondary – current income

How did the fund perform for the fiscal year ended October 31, 2009?
The First American Large Cap Value Fund (the “fund”), Class Y shares, returned 3.54% for the fiscal year ended October 31, 2009 (Class A shares returned 3.24% without taking the sales charge into account). By comparison, the fund’s benchmark, the Russell 1000 Value Index*, returned 4.78% for the same period.

How did market conditions affect stock market performance during the fiscal year?
The U.S. economy appears to have emerged from the most severe recession of the postwar era during the third quarter of 2009. Gross Domestic Product expanded at a 2.8% annual rate during the quarter, and leading indicators currently suggest that positive growth will be maintained during the final quarter of the year and into 2010. Despite the return to positive growth since midyear, the unemployment rate has continued to rise and reached a new cyclical high of 10.2% in October. The continued increase in the unemployment rate reflects both a historical pattern, where it is common for the unemployment rate to reach its peak after economic activity has reached its trough during the cycle, as well as the subdued pace of the growth recovery to date. In order for the unemployment rate to decline in a sustained manner, economic growth needs to exceed the economy’s potential growth and this set of circumstances has yet to occur. The severity of the recession has left high levels of unutilized resources in the industrial sector and property markets, and the labor market as well. The combined effect of this broad-based resource underutilization has resulted in downward pressure on inflation trends throughout 2009. This trend is expected to remain in place in 2010. The exceptionally high level of unemployment and muted inflation trends have led the Federal Reserve to cut its target overnight lending rate to a range of 0% to 0.25% and engage in a host of nontraditional easing activities, including large-scale purchases of mortgage securities. These activities have resulted in a significant increase in the monetary base, which along with other policy initiatives have worked to restore normal functioning in intrabank funding markets and have supported a broad-based improvement in financial conditions. This policy stance is expected to persist well into 2010 in an effort to support financial conditions and an ongoing recovery in economic activity.

As a result of the broad-based easing of monetary policy and mortgage-related asset purchases by the Federal Reserve, equity markets began moving higher after reaching the low in March, anticipating that these actions would ease financial strains and contribute to a stabilization and improvement in economic and corporate earnings performance. Subsequent economic data and earnings reports validated the initial expectations and have contributed to further gains in the equity markets as the fiscal year progressed.

*	Unlike mutual funds, index returns do not reflect any expenses, transaction costs, or cash flow effects.

 Top 10 Holdings as of October 31, 20091  (% of net assets)

JPMorgan Chase	4.4%
Exxon Mobil	4.3
Chevron	4.2
Wells Fargo	3.5
AT&T	3.0
General Electric	3.0
Bank of America	2.9
Walt Disney	2.7
Occidental Petroleum	2.6
Pfizer	2.3

 Sector Allocation as of October 31, 20091  (% of net assets)

Financials	21.9%
Energy	21.6
Industrials	11.0
Consumer Discretionary	10.1
Healthcare	9.4
Information Technology	8.2
Consumer Staples	6.0
Utilities	5.1
Materials	3.1
Telecommunication Services	3.0
Short-Term Investment	0.3
Other Assets and Liabilities, Net[2]	0.3

100.0%

[1]	Fund holdings and sector allocations are subject to change at any time and are not recommendations to buy or sell any security.

[2]	Investments typically comprise substantially all of the fund’s net assets. Other assets and liabilities include receivables for items such as income earned but not yet received and payables for items such as fund expenses incurred but not yet paid.

First American Funds 2009 Annual Report   21

Large Cap Value Fund

What worked for the fund and why?
For the most part, individual stock selection drove the positive performances within the fund during the fiscal year. Specifically, the fund benefited from retailers Gap and Kohl’s, both of which had resilient profit margins due to strong inventory control despite lower sales during the period. In information technology, BMC Software outperformed with strong earnings due to an upgrade cycle in its core mainframe business and a new software solution for data centers. In addition, network equipment provider Cisco Systems experienced an improvement in its core operations due to growth in internet-related business. In metals, copper miner Freeport-McMoRan Copper & Gold rebounded strongly as copper prices rose due to emerging market demand. California utility stock PG&E rose due to a more favorable regulatory environment and Michigan’s CMS Energy benefited from higher electricity rates. General Mills, a branded food manufacturer, outperformed our earnings expectations with a strong product portfolio that drove higher sales, as well as a cost focus that improved profit margins. The fund was overweight relative to the benchmark in the consumer discretionary and information technology sectors, which outperformed during the period. The fund was also overweight relative to the benchmark in the healthcare sector, which posted strong relative performance in the beginning of the period.

What did not work for the fund and why?
Food retailer Kroger saw limited sales gains and depressed profit margins as food inflation declined during the period. Household products company Procter & Gamble also performed poorly due to sales declines caused by a premium product portfolio that lost share to lower priced competitors. Financial company State Street underperformed due to capital adequacy concerns caused by off-balance-sheet liabilities, and lower earnings expectations due to low interest rates and declines in capital markets business. Property casualty insurance provider ACE and insurance broker AON declined due to concerns over lower future insurance pricing that may limit earnings growth and returns. The fund was overweight relative to the benchmark in the energy sector, which also underperformed during the fiscal year.

Bank of New York Mellon, following the 2007 purchase of Mellon, has not met expectations as earnings declined due to historically low interest rates and pressure on fee income caused by lower asset values tied to underperforming capital markets. We expect these negative impacts to reverse as interest rates move higher and capital markets stabilize.

What strategic moves were made by the fund and why?
We continued to focus on companies that we believed would benefit from improving fundamentals not fully recognized by the market. The fund established a number of new positions across a variety of industries, including diversified industrial company Ingersoll-Rand, specialty gas manufacturer Air Products and Chemicals, media and entertainment conglomerate Walt Disney, food manufacturer General Mills, shipping company FedEx, technology firms Teradata and Applied Materials, hotel operator Starwood Hotels & Resorts Worldwide, online travel agent Expedia, oil and gas exploration companies Apache and Newfield Exploration, and oil field service company Schlumberger.

The portfolio eliminated several positions including household product manufacturer Procter & Gamble, medical device manufacturer Medtronic, telecom services provider Verizon Communications, biotech drug maker Amgen, food and staples retailer Wal-Mart Stores, waste disposal companies Waste Management and Republic Services, diversified financial firm Citigroup, asset manager Invesco, quick service restaurant operator Burger King, packaging companies Pactiv and Sonoco Products, and food manufacturer H.J. Heinz.

Our basic view of the investment environment is balanced with a focus on stabilizing economic activity that may reduce the downward pressure on near- to intermediate-term company fundamentals. Additionally, significant fiscal and monetary stimulus may support near-term valuation levels. The portfolio is overweight relative to the benchmark in the information technology, energy and consumer discretionary sectors while maintaining an underweight allocation toward the financial, utility, and telecommunication services sectors. We continue to implement the portfolio’s investment process of selecting companies that exhibit improving fundamentals, sell at attractive valuations, and exhibit a near-term catalyst that could improve investor perception.

22   First American Funds 2009 Annual Report

 Annual Performance1,2

	October 31, 2009				September 30, 2009*
				Since Inception				Since Inception
	1 year	5 years	10 years	9/24/2001	1 year	5 years	10 years	9/24/2001
Average annual return with sales charge (POP)
Class A	(2.44)%	(0.96)%	(1.12)%	—	(14.59)%	(0.07)%	(0.38)%	—

Class B	(2.52)%	(0.89)%	(1.30)%	—	(14.78)%	—	(0.56)%	—

Class C	1.47%	(0.58)%	(1.30)%	—	(11.25)%	0.30%	(0.57)%	—

Average annual return without sales charge (NAV)
Class A	3.24%	0.17%	(0.56)%	—	(9.61)%	1.06%	0.19%	—

Class B	2.48%	(0.58)%	(1.30)%	—	(10.33)%	0.30%	(0.56)%	—

Class C	2.47%	(0.58)%	(1.30)%	—	(10.36)%	0.30%	(0.57)%	—

Class R	2.96%	(0.10)%	—	2.01%	(9.88)%	0.80%	—	2.35%

Class Y	3.54%	0.43%	(0.30)%	—	(9.41)%	1.32%	0.44%	—

Russell 1000 Value Index[3]	4.78%	(0.05)%	1.70%	3.45%	(10.62)%	0.90%	2.59%	3.89%

The performance data quoted on this page represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the fund may be lower or higher than the performance data quoted. Performance data current to the most recent month-end may be obtained by calling 800.677.FUND.

[1]	Total returns at net asset value (“NAV”) reflect performance over the time period indicated without including the fund’s maximum sales charge and assume reinvestment of all distributions at NAV.

Total returns at public offering price (“POP”) reflect performance over the time period indicated including the maximum sales charge of 5.50% for Class A shares and the maximum contingent deferred sales charge (“CDSC”) for Class B and Class C shares for the relevant period. Maximum CDSC is 5.00% for Class B shares in the first year, decreasing annually to 0% in the seventh year following purchase, and 1.00% for Class C shares. Total returns assume reinvestment of all distributions at NAV.

As reflected in the prospectus for the fiscal year ended October 31, 2008, the fund’s total annual operating expense ratio, including the expenses of other investment companies in which the fund invests, if any (“acquired fund fees and expenses”), for Class A, Class B, Class C, Class R, and Class Y shares was 1.19%, 1.94%, 1.94%, 1.44%, and 0.94%, respectively.

*	This table represents average annual total returns through the latest calendar quarter – rather than through the end of the fiscal period.

 Value of $10,000 Investment1,2,4  as of October 31, 2009

Large Cap Value Fund, Class A (NAV)	$9,455

Large Cap Value Fund, Class A (POP)	$8,937

Russell 1000 Value Index[3]	$11,839

This chart illustrates the total value of an assumed $10,000 investment in the fund’s Class A shares (from 10/31/1999 to 10/31/2009) as compared to the Russell 1000 Value Index3.

[2]	Performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. Performance reflects fee waivers that were in effect during the periods indicated. In the absence of such fee waivers, total returns would be reduced. Index performance is for illustrative purposes only and does not reflect any expenses, transaction costs, or cash flow effects. Direct investment in the index is not available.

[3]	An unmanaged index that measures the performance of those companies within the Russell 1000 Index (a large-cap index) with lower price-to-book ratios and lower forecasted growth values.

[4]	Performance for Class B, Class C, Class R and Class Y shares is not presented. Performance for these classes will vary due to their different expense structures.

First American Funds 2009 Annual Report   23

Mid Cap Growth Opportunities Fund

Investment Objective: capital appreciation

How did the fund perform for the fiscal year ended October 31, 2009?
The First American Mid Cap Growth Opportunities Fund (the “fund”), Class Y shares, returned 21.00% for the fiscal year ended October 31, 2009 (Class A shares returned 20.73% without taking the sales charge into account). By comparison, the fund’s benchmark, the Russell Midcap Growth Index*, returned 22.48% for the same period.

How did market conditions affect stock performance during the fiscal year?
The U.S. economy appears to have emerged from the most severe recession of the postwar era during the third quarter of 2009. Gross Domestic Product expanded at a 2.8% annual rate during the quarter, and leading indicators currently suggest that positive growth will be maintained during the final quarter of the year and into 2010. Despite the return to positive growth since midyear, the unemployment rate has continued to rise and reached a new cyclical high of 10.2% in October. The continued increase in the unemployment rate reflects both a historical pattern, where it is common for the unemployment rate to reach its peak after economic activity has reached its trough during the cycle, as well as the subdued pace of the growth recovery to date. In order for the unemployment rate to decline in a sustained manner, economic growth needs to exceed the economy’s potential growth and this set of circumstances has yet to occur. The severity of the recession has left high levels of unutilized resources in the industrial sector and property markets, and the labor market as well. The combined effect of this broad-based resource underutilization has resulted in downward pressure on inflation trends throughout 2009. This trend is expected to remain in place in 2010. The exceptionally high level of unemployment and muted inflation trends have led the Federal Reserve to cut its target overnight lending rate to a range of 0% to 0.25% and engage in a host of nontraditional easing activities, including large-scale purchases of mortgage securities. These activities have resulted in a significant increase in the monetary base, which along with other policy initiatives have worked to restore normal functioning in intrabank funding markets and have supported a broad-based improvement in financial conditions. This policy stance is expected to persist well into 2010 in an effort to support financial conditions and an ongoing recovery in economic activity.

As a result of the broad-based easing of monetary policy and mortgage-related asset purchases by the Federal Reserve, equity markets began moving higher after reaching the low in March, anticipating that these actions would ease financial strains and contribute to a stabilization and improvement in economic and corporate earnings performance. Subsequent economic data and earnings reports validated the initial expectations and have contributed to further gains in the equity markets as the fiscal year progressed.

*	Unlike mutual funds, index returns do not reflect any expenses, transaction costs, or cash flow effects.

 Top 10 Holdings as of October 31, 20091  (% of net assets)

Precision Castparts	2.4%
Coach	2.0
Flowserve	2.0
TD Ameritrade	2.0
Priceline.com	1.9
Cameron International	1.9
Teradata	1.8
MasterCard, Class A	1.8
Polo Ralph Lauren	1.7
American Tower, Class A	1.7

 Sector Allocation as of October 31, 20091  (% of net assets)

Information Technology	26.1%
Consumer Discretionary	22.0
Industrials	15.4
Healthcare	10.3
Energy	8.0
Financials	7.6
Telecommunication Services	3.9
Consumer Staples	3.2
Materials	3.2
Short-Term Investment	0.5
Other Assets and Liabilities, Net[2]	(0.2)

100.0%

[1]	Fund holdings and sector allocations are subject to change at any time and are not recommendations to buy or sell any security.

[2]	Investments typically comprise substantially all of the fund’s net assets. Other assets and liabilities include receivables for items such as income earned but not yet received and payables for items such as fund expenses incurred but not yet paid.

24   First American Funds 2009 Annual Report

What worked for the fund and why?
As is typical for the fund, individual stock selection (as opposed to broad themes or sector weights) had the greatest impact on performance during the past fiscal year. As the financial markets shifted from fear of economic calamity to recognition of stability, and then to hope for recovery, beneficiaries of cyclical improvement outperformed. Accordingly, portfolio holdings such as Priceline.com, F5 Networks and WMS Industries rebounded sharply. Worldwide, travelers increasingly are turning to the internet to arrange their travel plans. Priceline.com, which has positioned itself to capitalize on this trend with a strong value proposition and an unrivaled breadth of hotel property relationships, gained meaningful share during the past twelve months. WMS Industries was also a strong market share gainer. Buoyed by new product innovation, WMS Industries continued to enhance its position in gaming machines and video lottery terminals for customers worldwide. F5 Networks, a leading supplier of application networking solutions to help companies manage application traffic on their networks, saw consistent improvement in demand for their flagship BIG-IP products and is poised to capture meaningful share gains as enterprise spending rebounds. These winners, along with others such as Polo Ralph Lauren, Flowserve and Teradata, shared several characteristics: Each had a strong secular earnings growth outlook, each had catalysts that would drive growth in the shorter term and each began the period with a stock price that had fallen meaningfully due to the broad economic concerns. All of these remain important fund holdings.

What did not work for the fund and why?
As described above, individual stock selection has the largest impact on the fund’s performance. When analyzing what underperformed the most during the year, this was especially true in the healthcare and materials sectors. In healthcare, two separate issues were challenges. First, as the market rebounded and was led by recovery beneficiaries, defensive fund holdings with strong but stable (rather than improving) earnings, such as C.R. Bard, Thermo Fisher Scientific, and Omnicare, experienced significant valuation compression. Second, some of our judgements proved to be incorrect. In the case of St. Jude Medical, for example, we were too optimistic about the market growth rate for certain medical devices and St. Jude’s market share potential. In the materials sector, a large Russell Mid Cap Growth benchmark position (Rohm & Haas) was acquired at a large premium and not owned in the fund. In addition, the fund did not own many of the commodity-based companies in the index that experienced large upward price moves during the year, especially since March 2009.

What strategic moves were made by the fund and why?
Our basic philosophy remains the same. We identify companies with attractive long-term earnings growth prospects, solid management teams and durable competitive advantages. From that group, we invest in those with fair valuations and approaching catalysts. During any year, although there are individual position changes, the basic framework holds. This past year was no different, however, two subtle shifts were made. First, we modestly increased our exposure to companies that are beneficiaries of an improving economy. In that context, we initiated positions in leadership companies such as Wynn Resorts, Nordstrom, J.Crew Group, and Precision Castparts while eliminating some solid but more defensive companies like H.J. Heinz, Family Dollar Stores, Yum! Brands, and Dun & Bradstreet. All of these are franchise growth companies but we believe the former group should experience faster earnings growth over the next 12 to 18 months. Second, in an effort to highlight those companies in which we have the highest conviction, the concentration in our favorite holdings has increased. This list includes Priceline.com, Cameron International, Precision Castparts, and Flowserve. Again, these shifts are subtle. We will continue to identify franchise growth companies, buy them at what we believe to be opportune moments, and hold them for the long term, with a goal of outperforming our benchmark over time.

First American Funds 2009 Annual Report   25

Mid Cap Growth Opportunities Fund

 Annual Performance1,2,3

	October 31, 2009					September 30, 2009*
				Since Inception					Since Inception
	1 year	5 years	10 years	12/11/2000	9/24/2001	1 year	5 years	10 years	12/11/2000	9/24/2001
Average annual return with sales charge (POP)
Class A	14.09%	1.43%	6.29%	—	—	(3.44)%	3.22%	7.50%	—	—

Class B	14.84%	1.58%	6.09%	—	—	(3.58)%	3.36%	7.29%	—	—

Class C	18.81%	1.82%	—	—	6.08%	0.42%	3.61%	—	—	6.69%

Average annual return without sales charge (NAV)
Class A	20.73%	2.59%	6.90%	—	—	2.18%	4.39%	8.11%	—	—

Class B	19.84%	1.83%	6.09%	—	—	1.42%	3.61%	7.29%	—	—

Class C	19.81%	1.82%	—	—	6.08%	1.42%	3.61%	—	—	6.69%

Class R	20.42%	2.33%	—	2.93%	—	1.93%	4.14%	—	3.44%	—

Class Y	21.00%	2.85%	7.16%	—	—	2.45%	4.66%	8.38%	—	—

Russell Midcap Growth Index[4]	22.48%	2.22%	1.01%	(1.88)%	5.64%	(0.40)%	3.75%	2.18%	(1.44)%	6.24%

The performance data quoted on this page represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the fund may be lower or higher than the performance data quoted. Performance data current to the most recent month-end may be obtained by calling 800.677.FUND.

[1]	Total returns at net asset value (“NAV”) reflect performance over the time period indicated without including the fund’s maximum sales charge and assume reinvestment of all distributions at NAV.

Total returns at public offering price (“POP”) reflect performance over the time period indicated including the maximum sales charge of 5.50% for Class A shares and the maximum contingent deferred sales charge (“CDSC”) for Class B and Class C shares for the relevant period. Maximum CDSC is 5.00% for Class B shares in the first year, decreasing annually to 0% in the seventh year following purchase, and 1.00% for Class C shares. Total returns assume reinvestment of all distributions at NAV.

Stocks of mid-capitalization companies may be slightly less volatile than those of small-capitalization companies, but they still involve substantial risk and may be subject to increased volatility and more price fluctuation than large-capitalization companies.

As reflected in the prospectus for the fiscal year ended October 31, 2008, the fund’s total annual operating expense ratio, including the expenses of other investment companies in which the fund invests, if any (“acquired fund fees and expenses”), for Class A, Class B, Class C, Class R, and Class Y shares was 1.22%, 1.97%, 1.97%, 1.47%, and 0.97%, respectively.

*	This table represents average annual total returns through the latest calendar quarter – rather than through the end of the fiscal period.

 Value of $10,000 Investment1,2,3,5  as of October 31, 2009

Mid Cap Growth Opportunities Fund, Class A (NAV)	$19,481

Mid Cap Growth Opportunities Fund, Class A (POP)	$18,409

Russell Midcap Growth Index[4]	$11,055

This chart illustrates the total value of an assumed $10,000 investment in the fund’s Class A shares (from 10/31/1999 to 10/31/2009) as compared to the Russell Midcap Growth Index4.

[2]	Performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. Performance reflects fee waivers that were in effect during the periods indicated. In the absence of such fee waivers, total returns would be reduced. Index performance is for illustrative purposes only and does not reflect any expenses, transaction costs, or cash flow effects. Direct investment in the index is not available.

[3]	On September 24, 2001, the First American Mid Cap Growth Opportunities Fund became the successor by merger to the Firstar MidCap Core Equity Fund, a series of Firstar Funds, Inc. Prior to the merger, the First American fund had no assets or liabilities. Performance presented prior to September 24, 2001 represents that of the Firstar MidCap Core Equity Fund.

[4]	An unmanaged index that measures the performance of those Russell midcap companies with higher price-to-book ratios and higher forecasted growth values.

[5]	Performance for Class B, Class C, Class R, and Class Y shares is not presented. Performance for these classes will vary due to their different expense structures.

26   First American Funds 2009 Annual Report

Mid Cap Select Fund

Investment Objective: long-term growth of capital

How did the fund perform for the fiscal year ended October 31, 2009?
The First American Mid Cap Select Fund (the “fund”), Class Y shares, returned 9.62% for the fiscal year ended October 31, 2009 (Class A shares returned 9.32% without taking the sales charge into account). By comparison, the fund’s benchmark, the Russell Midcap Index*, returned 18.75% for the same period.

How did market conditions affect stock performance during the fiscal year?
The U.S. economy appears to have emerged from the most severe recession of the postwar era during the third quarter of 2009. Gross Domestic Product expanded at a 2.8% annual rate during the quarter, and leading indicators currently suggest that positive growth will be maintained during the final quarter of the year and into 2010. Despite the return to positive growth since midyear, the unemployment rate has continued to rise and reached a new cyclical high of 10.2% in October. The continued increase in the unemployment rate reflects both a historical pattern, where it is common for the unemployment rate to reach its peak after economic activity has reached its trough during the cycle, as well as the subdued pace of the growth recovery to date. In order for the unemployment rate to decline in a sustained manner, economic growth needs to exceed the economy’s potential growth and this set of circumstances has yet to occur. The severity of the recession has left high levels of unutilized resources in the industrial sector and property markets, and the labor market as well. The combined effect of this broad-based resource underutilization has resulted in downward pressure on inflation trends throughout 2009. This trend is expected to remain in place in 2010. The exceptionally high level of unemployment and muted inflation trends have led the Federal Reserve to cut its target overnight lending rate to a range of 0% to 0.25% and engage in a host of nontraditional easing activities, including large-scale purchases of mortgage securities. These activities have resulted in a significant increase in the monetary base, which along with other policy initiatives have worked to restore normal functioning in intrabank funding markets and have supported a broad-based improvement in financial conditions. This policy stance is expected to persist well into 2010 in an effort to support financial conditions and an ongoing recovery in economic activity.

As a result of the broad-based easing of monetary policy and mortgage-related asset purchases by the Federal Reserve, equity markets began moving higher after reaching the low in March, anticipating that these actions would ease financial strains and contribute to a stabilization and improvement in economic and corporate earnings performance. Subsequent economic data and earnings reports validated the initial expectations and have contributed to further gains in the equity markets as the fiscal year progressed.

*	Unlike mutual funds, index returns do not reflect any expenses, transaction costs, or cash flow effects.

 Top 10 Holdings as of October 31, 20091  (% of net assets)

Teradata	3.5%
WMS Industries	2.6
Pioneer Natural Resources	2.5
Whiting Petroleum	2.2
Jarden	2.1
Unum Group	2.0
BlackRock	1.9
Freeport-McMoRan Copper & Gold	1.9
F5 Networks	1.8
Evercore Partners, Class A	1.7

 Sector Allocation as of October 31, 20091  (% of net assets)

Information Technology	21.7%
Consumer Discretionary	21.6
Financials	18.3
Industrials	12.3
Energy	9.9
Materials	4.7
Healthcare	4.4
Telecommunication Services	2.3
Utilities	2.2
Consumer Staples	1.3
Short-Term Investment	1.4
Other Assets & Liabilities, Net[2]	(0.1)

100.0%

[1]	Fund holdings and sector allocations are subject to change at any time and are not recommendations to buy or sell any security.

[2]	Investments typically comprise substantially all of the fund’s net assets. Other assets and liabilities include receivables for items such as income earned but not yet received and payables for items such as fund expenses incurred but not yet paid.

First American Funds 2009 Annual Report   27

Mid Cap Select Fund

What worked for the fund and why?
Effective size, sector and market positioning, as well as individual stock selection, added to fund performance during the fiscal year. As the economy recovered, our overweight in small cap names relative to the benchmark, along with a subsequent underweight in larger cap names, added significantly to performance. Our tilt toward more cyclical sectors such as information technology and industrials and away from defensive sectors like utilities and healthcare also added to performance. Based on our view of an economic recovery, we took overweight positions relative to the benchmark in fundamentally strong, economically sensitive names such as mining firm Freeport-McMoRan Copper & Gold, semiconductor manufacturer Amkor Technology, industrial machinery company Chart Industries and financial firm Fifth Third Bancorp. All of these names added significantly to performance, as did opportunistic beta (higher volatility) and market-exposure investments.

What did not work for the fund and why?
From a stock selection point of view, the largest detractors from performance were medical specialties company Immucor, steel company Cliffs Natural Resources and regional banks Astoria Financial and Bank of the Ozarks. Fund performance was also hindered when we did not react quickly enough to the turn in the economy. We were in position to outperform by adding beta in early March, but we simply did not appreciate the rebound that was about to occur for the economically sensitive names. This was illustrated clearly when the fund’s underweight position in consumer discretionary and telecom services held back its performance.

What strategic moves were made by the fund and why?
We continue to emphasize the cyclical areas of the market as data continues to indicate the worst is behind us. We expect returns to be driven primarily by stock selection, and we remain focused on strong or improving business fundamentals, attractive valuations and positive catalysts for improved market recognition. We are overweight cyclical stocks relative to the benchmark, with attractive risk/reward characteristics that we believe investors will value based upon eventual earnings recovery. These stocks include Teradata, WMS Industries, Pioneer Natural Resources, Jarden, and Freeport-McMoRan Copper & Gold. At the sector level, we continue be overweight relative to the benchmark in the cyclical sectors such as financial, information technology and consumer discretionary. We fund the overweights with negative bets in utilities, healthcare and consumer staples. As we move into the anticipated economic recovery of 2010, we believe that the valuation gap between cyclical and non-cyclical stocks will close and we will reduce our cyclical tilt in the portfolio.

28   First American Funds 2009 Annual Report

 Annual Performance1,2

	October 31, 2009				September 30, 2009*
				Since Inception				Since Inception
	1 year	5 years	10 years	2/1/2000	1 year	5 years	10 years	2/1/2000
Average annual return with sales charge (POP)
Class A	3.27%	(1.44)%	(11.65)%	—	(11.02)%	0.56%	(9.72)%	—

Class B	3.49%	(1.50)%	(11.82)%	—	(11.20)%	0.57%	(9.89)%	—

Class C	7.54%	(1.06)%	—	(16.26)%	(7.43)%	0.96%	—	(15.95)%

Average annual return without sales charge (NAV)
Class A	9.32%	(0.33)%	(11.15)%	—	(5.82)%	1.70%	(9.20)%	—

Class B	8.49%	(1.10)%	(11.82)%	—	(6.53)%	0.96%	(9.89)%	—

Class C	8.54%	(1.06)%	—	(16.26)%	(6.49)%	0.96%	—	(15.95)%

Class Y	9.62%	(0.09)%	(10.91)%	—	(5.65)%	1.95%	(8.97)%	—

Russell 2500 Index[3]	13.26%	1.61%	5.42%	3.93%	(5.68)%	3.29%	6.28%	4.61%

Russell Midcap Index[4]	18.75%	2.40%	5.09%	4.22%	(3.55)%	3.89%	6.05%	4.74%

The performance data quoted on this page represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the fund may be lower or higher than the performance data quoted. Performance data current to the most recent month-end may be obtained by calling 800.677.FUND.

[1]	Total returns at net asset value (“NAV”) reflect performance over the time period indicated without including the fund’s maximum sales charge and assume reinvestment of all distributions at NAV.

Total returns at public offering price (“POP”) reflect performance over the time period indicated including the maximum sales charge of 5.50% for Class A shares and the maximum contingent deferred sales charge (“CDSC”) for Class B and Class C shares for the relevant period. Maximum CDSC is 5.00% for Class B shares in the first year, decreasing annually to 0% in the seventh year following purchase, and 1.00% for Class C shares. Total returns assume reinvestment of all distributions at NAV.

Stocks of mid-capitalization companies may be slightly less volatile than those of small-capitalization companies, but they still involve substantial risk and may be subject to increased volatility and more price fluctuation than large-capitalization companies.

As reflected in the prospectus for the fiscal year ended October 31, 2008, the fund’s total annual operating expense ratio, before waivers and including the expenses of other investment companies in which the fund invests, if any (“acquired fund fees and expenses”), for Class A, Class B, Class C, and Class Y shares was 1.60%, 2.35%, 2.35%, and 1.35%, respectively. The advisor has contractually agreed to waiver fees through February 28, 2010 so that total annual fund operating expenses, not including any acquired fund fees and expenses, for Class A, Class B, Class C, and Class Y shares do not exceed 1.41%, 2.16%, 2.16% and 1.16%, respectively. These fee waivers may be terminated at any time after February 28, 2010, at the discretion of the advisor. Prior to that time, such waivers may not be terminated without the approval of the fund’s board of directors.

*	This table represents average annual total returns through the latest calendar quarter – rather than through the end of the fiscal period.

 Value of $10,000 Investment1,2,5  as of October 31, 2009

Mid Cap Select Fund, Class A (NAV)	$3,067

Mid Cap Select Fund, Class A (POP)	$2,899

Russell 2500 Index[3]	$16,958

Russell Midcap Index[4]	$16,422

This chart illustrates the total value of an assumed $10,000 investment in the fund’s Class A shares (from 10/31/1999 to 10/31/2009) as compared to the Russell 2500 Index3 and the Russell Midcap Index4.

[2]	Performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. Performance reflects fee waivers that were in effect during the periods indicated. In the absence of such fee waivers, total returns would be reduced. Index performance is for illustrative purposes only and does not reflect any expenses, transaction costs, or cash flow effects. Direct investment in the index is not available.

Performance for periods prior to May 4, 2009 reflects the fund’s operation using different investment strategies than are currently in place. Effective October 3, 2005, the fund’s principal investment strategy changed from investing primarily in technology stocks to investing primarily in common stocks of small- and mid- capitalization companies, and the fund’s name changed from Technology Fund to Small-Mid Cap Core Fund. Thereafter, effective May 4, 2009, the fund’s principal investment strategy was changed from investing primarily in common stocks of small- and mid-capitalization companies to investing primarily in common stocks of mid-capitalization companies, and the fund’s name changed from Small-Mid Cap Core Fund to Mid Cap Select Fund.

[3]	An unmanaged small- and mid-cap index that measures the performance of the 2,500 smallest companies in the Russell 3000 Index.

[4]	Previously, the fund used the Russell 2500 Index as a benchmark. Going forward, the fund’s performance will be compared to the Russell Midcap Index because it more closely reflects the fund’s investment universe. The Russell Midcap Index is an unmanaged index that measures the performance of the 800 smallest companies in the Russell 1000 Index.

[5]	Performance for Class B, Class C, and Class Y shares is not presented. Performance for these classes will vary due to their different expense structures.

First American Funds 2009 Annual Report   29

Mid Cap Value Fund

Investment Objective: capital appreciation

How did the fund perform for the fiscal year ended October 31, 2009?
The First American Mid Cap Value Fund (the “fund”), Class Y shares, returned 14.24% for the fiscal year ended October 31, 2009 (Class A shares returned 13.95% without taking the sales charge into account). By comparison, the fund’s benchmark, the Russell Midcap Value Index*, returned 14.52% for the same period.

How did market conditions affect stock market performance during the fiscal year?
The U.S. economy appears to have emerged from the most severe recession of the postwar era during the third quarter of 2009. Gross Domestic Product expanded at a 2.8% annual rate during the quarter, and leading indicators currently suggest that positive growth will be maintained during the final quarter of the year and into 2010. Despite the return to positive growth since midyear, the unemployment rate has continued to rise and reached a new cyclical high of 10.2% in October. The continued increase in the unemployment rate reflects both a historical pattern, where it is common for the unemployment rate to reach its peak after economic activity has reached its trough during the cycle, as well as the subdued pace of the growth recovery to date. In order for the unemployment rate to decline in a sustained manner, economic growth needs to exceed the economy’s potential growth and this set of circumstances has yet to occur. The severity of the recession has left high levels of unutilized resources in the industrial sector and property markets, and the labor market as well. The combined effect of this broad-based resource underutilization has resulted in downward pressure on inflation trends throughout 2009. This trend is expected to remain in place in 2010. The exceptionally high level of unemployment and muted inflation trends have led the Federal Reserve to cut its target overnight lending rate to a range of 0% to 0.25% and engage in a host of nontraditional easing activities, including large-scale purchases of mortgage securities. These activities have resulted in a significant increase in the monetary base, which along with other policy initiatives have worked to restore normal functioning in intrabank funding markets and have supported a broad-based improvement in financial conditions. This policy stance is expected to persist well into 2010 in an effort to support financial conditions and an ongoing recovery in economic activity.

As a result of the broad-based easing of monetary policy and mortgage-related asset purchases by the Federal Reserve, equity markets began moving higher after reaching the low in March, anticipating that these actions would ease financial strains and contribute to a stabilization and improvement in economic and corporate earnings performance. Subsequent economic data and earnings reports validated the initial expectations and have contributed to further gains in the equity markets as the fiscal year progressed.

*	Unlike mutual funds, index returns do not reflect any expenses, transaction costs, or cash flow effects.

 Top 10 Holdings as of October 31, 20091  (% of net assets)

Newfield Exploration	2.5%
Sempra Energy	2.2
Unum Group	2.1
ConAgra Foods	1.9
Noble Energy	1.9
Air Products and Chemicals	1.8
CMS Energy	1.8
Edison International	1.7
AON	1.7
Comerica	1.6

 Sector Allocation as of October 31, 20091  (% of net assets)

Financials	24.6%
Consumer Discretionary	13.9
Energy	11.2
Industrials	10.3
Information Technology	9.8
Utilities	9.6
Consumer Staples	7.7
Materials	6.5
Healthcare	4.4
Telecommunication Services	1.1
Short-Term Investment	0.9

100.0%

[1]	Fund holdings and sector allocations are subject to change at any time and are not recommendations to buy or sell any security.

30   First American Funds 2009 Annual Report

What worked for the fund and why?
Fund performance benefited from favorable security selection in the utilities and materials sectors. In addition, sector allocation was favorable stemming from an overweight stance relative to the fund’s benchmark in the consumer cyclical and information technology sectors, as well as an underweight allocation to utilities and financials. Chemical manufacturer Celanese and copper miner Freeport McMoRan Copper & Gold were significant contributors to performance as commodity prices moved higher, driven by an increase in developing market demand, particularly from China. Enterprise software provider BMC Software posted a strong performance because of an upgrade cycle in its core mainframe business as well as increased demand for their new data center software solution. Despite a sluggish sales environment, retailers Gap and Kohl’s were standouts due to strong cost controls and aggressive inventory management. Other holdings that helped fund performance included electronic component manufacturer Amphenol, rural telecom service carrier Windstream, regional bank Comerica, pharmaceutical distributor AmerisourceBergen, and soft drink bottler Pepsi Bottling Group.

What did not work for the fund and why?
Fund performance was negatively impacted by unfavorable stock selection in the healthcare, technology, consumer cyclical, and financial sectors. An overweight allocation toward industrials also negatively impacted performance. Regional banks TCF Bank, M&T Bank, and Regions Financial, as well as thrift Astoria Financial, all underperformed the benchmark due to rising credit costs and sluggish loan demand. Metals recycler Schnitzer Steel underperformed due to sluggish volumes and adverse margin trends in its core recycling business. Homebuilder Toll Brothers underperformed because of a slower-than-expected recovery in new orders. Other holdings which underperformed during the period included real estate investor Essex Property Trust, food retailer Kroger, business process outsourcing provider Affiliated Computer Services, and healthcare benefits provider Cigna.

What strategic moves were made by the fund and why?
The fund established a number of new positions during the year, including energy exploration company Newfield Exploration, diversified insurance carrier Unum Group, industrial gas producer Air Products and Chemicals, utilities CMS Energy and Edison International, regional bank Comerica, and diversified industrial manufacturer Ingersoll-Rand. The fund eliminated a number of positions including packaging manufacturer Pactiv, diversified insurance carrier Arch Capital Group, thrift Astoria Financial, utility PG&E, soft drink bottler Pepsi Bottling Group, packaged food producer HJ Heinz, and quick service restaurant operator Burger King Holdings. We continue to implement the fund’s investment process of selecting companies that exhibit improving fundamentals, sell at attractive valuations, and exhibit a near-term catalyst that could improve investor perception.

First American Funds 2009 Annual Report   31

Mid Cap Value Fund

 Annual Performance1,2

	October 31, 2009				September 30, 2009*
				Since Inception				Since Inception
	1 year	5 years	10 years	9/24/2001	1 year	5 years	10 years	9/24/2001
Average annual return with sales charge (POP)
Class A	7.67%	0.64%	5.74%	—	(9.48)%	1.94%	5.85%	—

Class B	8.13%	0.69%	5.56%	—	(9.60)%	1.99%	5.67%	—

Class C	12.10%	1.02%	5.56	—	(5.83)%	2.32%	5.66%	—

Average annual return without sales charge (NAV)
Class A	13.95%	1.78%	6.34%	—	(4.20)%	3.10%	6.45%	—

Class B	13.13%	1.03%	5.56%	—	(4.85)%	2.33%	5.67%	—

Class C	13.10%	1.02%	5.56	—	(4.88)%	2.32%	5.66%	—

Class R	13.63%	1.52%	—	6.83%	(4.40)%	2.85%	—	7.41%

Class Y	14.24%	2.03%	6.60%	—	(3.96)%	3.35%	6.71%	—

Russell Midcap Value Index[3]	14.52%	2.05%	6.59%	7.43%	(7.12)%	3.53%	7.43%	8.16%

The performance data quoted on this page represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the fund may be lower or higher than the performance data quoted. Performance data current to the most recent month-end may be obtained by calling 800.677.FUND.

[1]	Total returns at net asset value (“NAV”) reflect performance over the time period indicated without including the fund’s maximum sales charge and assume reinvestment of all distributions at NAV.

Total returns at public offering price (“POP”) reflect performance over the time period indicated including the maximum sales charge of 5.50% for Class A shares and the maximum contingent deferred sales charge (“CDSC”) for Class B and Class C shares for the relevant period. Maximum CDSC is 5.00% for Class B shares in the first year, decreasing annually to 0% in the seventh year following purchase, and 1.00% for Class C shares. Total returns assume reinvestment of all distributions at NAV.

Stocks of mid-capitalization companies may be slightly less volatile than those of small-capitalization companies, but they still involve substantial risk and may be subject to increased volatility and more price fluctuation than large-capitalization companies.

As reflected in the prospectus for the fiscal year ended October 31, 2008, the fund’s total annual operating expense ratio, including the expenses of other investment companies in which the fund invests, if any (“acquired fund fees and expenses”), for Class A, Class B, Class C, Class R, and Class Y shares was 1.23%, 1.98%, 1.98%, 1.49%, and 0.99%, respectively.

*	This table represents average annual total returns through the latest calendar quarter – rather than through the end of the fiscal period.

 Value of $10,000 Investment1,2,4  as of October 31, 2009

Mid Cap Value Fund, Class A (NAV)	$18,490

Mid Cap Value Fund, Class A (POP)	$17,478

Russell Midcap Value Index[3]	$18,937

This chart illustrates the total value of an assumed $10,000 investment in the fund’s Class A shares (from 10/31/1999 to 10/31/2009) as compared to the Russell Midcap Value Index3.

[2]	Performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. Performance reflects fee waivers that were in effect during the periods indicated. In the absence of such fee waivers, total returns would be reduced. Index performance is for illustrative purposes only and does not reflect any expenses, transaction costs, or cash flow effects. Direct investment in the index is not available.

[3]	An unmanaged index that measures the performance of those Russell mid-cap companies with lower price-to-book ratios and lower forecasted growth values.

[4]	Performance for Class B, Class C, Class R, and Class Y shares is not presented. Performance for these classes will vary due to their different expense structures.

32   First American Funds 2009 Annual Report

Real Estate Securities Fund

Investment Objective: above-average current income and long-term capital appreciation

How did the fund perform for the fiscal year ended October 31, 2009?
The First American Real Estate Securities Fund (the “fund”), Class Y shares, returned 3.11% for the fiscal year ended October 31, 2009 (Class A shares returned 2.82% without taking the sales charge into account). By comparison, the fund’s benchmark, the MSCI U.S. REIT Index*, returned 0.47% for the same period.

How did market conditions affect stock market performance during the fiscal year?
The U.S. economy appears to have emerged from the most severe recession of the post-war era during the third quarter of 2009. Gross Domestic Product expanded at a 2.8% annual rate during the quarter, and leading indicators currently suggest that positive growth will be maintained during the final quarter of the year and into 2010. Despite the return to positive growth since mid-year, the unemployment rate has continued to rise and reached a new cyclical high of 10.2% in October. The continued increase in the unemployment rate reflects both a historical pattern, where it is common for the unemployment rate to reach its peak after economic activity has reached its trough during the cycle, as well as the subdued pace of the growth recovery to date. In order for the unemployment rate to decline in a sustained manner, economic growth needs to exceed the economy’s potential growth and this set of circumstances has yet to occur. The severity of the recession has left high levels of unutilized resources in the industrial sector and property markets, and the labor market as well. The combined effect of this broad-based resource underutilization has resulted in downward pressure on inflation trends throughout 2009. This trend is expected to remain in place in 2010. The exceptionally high level of unemployment and muted inflation trends have led the Federal Reserve to cut its target overnight lending rate to a range of 0% to 0.25% and engage in a host of non-traditional easing activities, including large-scale purchases of mortgage securities. These activities have resulted in a significant increase in the monetary base, which along with other policy initiatives have worked to restore normal functioning in intra-bank funding markets and have supported a broad-based improvement in financial conditions. This policy stance is expected to persist well into 2010 in an effort to support financial conditions and an ongoing recovery in economic activity.

During the fiscal year, weak economic conditions, rising unemployment rates, and a capital-constrained environment contributed to a weak fundamental environment for commercial real estate. The sector experienced higher vacancy levels and falling rental rates. In particular, commercial real estate suffered from a severely constrained debt financing climate, leading to a dramatic reduction in the number of private transactions. In concert with these underlying challenges, publicly traded real estate stocks sold off dramatically during most of the first half of the fiscal year. However, public real estate companies rallied sharply since March lows, with improved access to capital giving them a significant advantage over private competitors.

*	Unlike mutual funds, index returns do not reflect any expenses, transaction costs, or cash flow effects.

 Top 10 Holdings as of October 31, 20091  (% of net assets)

Simon Property Group	9.6%
Public Storage	5.4
Boston Properties	4.7
Vornado Realty Trust	4.4
Host Hotels & Resorts	3.9
Ventas	3.3
Equity Residential Properties Trust	3.3
HCP	3.0
Liberty Property Trust	2.5
Federal Realty Investment Trust	2.4

 Sector Allocation as of October 31, 20091  (% of net assets)

Office	20.9%
Malls	12.5
Healthcare	12.4
Apartments	11.9
Community Centers	8.3
Industrials	6.9
Diversified	6.4
Self Storage	5.9
Hotels	5.7
Net Lease	3.4
Student Housing	2.3
Infrastructure	1.5
Manufactured Homes	0.9
Real Estate Service Provider	0.0
Private Real Estate Companies	0.0
Short-Term Investment	0.5
Other Assets and Liabilities, Net[2]	0.5

100.0%

[1]	Fund holdings and sector allocations are subject to change at any time and are not recommendations to buy or sell any security.

[2]	Investments typically comprise substantially all of the fund’s net assets. Other assets and liabilities include receivables for items such as income earned but not yet received and payables for items such as fund expenses incurred but not yet paid.

First American Funds 2009 Annual Report   33

Real Estate Securities Fund

What worked for the fund and why?
The fund benefited from individual stock selection. The portfolio had a bias toward higher-quality companies (those with consistent, visible cash flows), and continues to invest on a relative-value basis (with a focus on individual stocks rather than economic or market cycles). This strategy helped the fund avoid several underperforming stocks. Reduced holdings in job markets with financial services industry exposure also proved beneficial. The fund invests in a fairly sector-neutral manner, which we believe provides shareholders with a well-diversified portfolio of public real estate stocks. The fund’s best-performing sectors on a relative basis were malls, apartments and industrials.

What did not work for the fund and why?
The broad REIT rally that occurred during the fiscal year saw lower quality stocks generally outperform higher quality stocks. Thus, the fund’s emphasis on higher quality stocks actually hurt the fund’s performance. We have resisted the temptation to change our long-term investment process as a reaction to this low quality stock performance period. Early in the fiscal year, many of the low-quality stocks had severe balance sheet issues and were dramatically overleveraged. Beginning in March 2009, several companies managed to dispel the perception that they would fail, and the stocks rallied correspondingly.

What strategic moves were made by the fund and why?
Reducing exposure to the financial services industry proved to be a successful strategy through much of the year. In addition, because the fund continued to invest on a relative-value basis, it garnered a fairly balanced position across the various property types, which benefited the fund by reducing the impact of any one negatively performing sector. The fund continued to use international stocks to supplement domestic holdings in an attempt to access more dynamic parts of the global real estate cycle. At the end of the fiscal year, the fund had less than 2% of assets in non-dollar denominated stocks.

34   First American Funds 2009 Annual Report

 Annual Performance1,2

	October 31, 2009					September 30, 2009*
				Since Inception					Since Inception
	1 year	5 years	10 years	2/1/2000	9/24/2001	1 year	5 years	10 years	2/1/2000	9/24/2001
Average annual return with sales charge (POP)
Class A	(2.86)%	0.86%	10.48%	—	—	(28.47)%	3.02%	10.71%	—	—

Class B	(2.78)%	1.02%	10.28%	—	—	(28.45)%	3.17%	10.52%	—	—

Class C	1.11%	1.25%	—	10.25%	—	(25.57)%	3.42%	—	10.89%	—

Average annual return without sales charge (NAV)
Class A	2.82%	2.01%	11.10%	—	—	(24.31)%	4.19%	11.34%	—	—

Class B	2.13%	1.25%	10.28%	—	—	(24.83)%	3.41%	10.52%	—	—

Class C	2.09%	1.25%	—	10.25%	—	(24.85)%	3.42%	—	10.89%	—

Class R	2.62%	1.75%	—	—	9.57%	(24.46)%	3.92%	—	—	10.33%

Class Y	3.11%	2.26%	11.38%	—	—	(24.12)%	4.44%	11.62%	—	—

MSCI U.S. REIT Index[3]	0.47%	(0.68)%	9.12%	9.06%	7.71%	(28.16)%	1.34%	9.39%	9.68%	8.44%

The performance data quoted on this page represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the fund may be lower or higher than the performance data quoted. Performance data current to the most recent month-end may be obtained by calling 800.677.FUND.

[1]	Total returns at net asset value (“NAV”) reflect performance over the time period indicated without including the fund’s maximum sales charge and assume reinvestment of all distributions at NAV.

Total returns at public offering price (“POP”) reflect performance over the time period indicated including the maximum sales charge of 5.50% for Class A shares and the maximum contingent deferred sales charge (“CDSC”) for Class B and Class C shares for the relevant period. Maximum CDSC is 5.00% for Class B shares in the first year, decreasing annually to 0% in the seventh year following purchase, and 1.00% for Class C shares. Total returns assume reinvestment of all distributions at NAV.

Sector funds such as the Real Estate Securities Fund are more vulnerable to price fluctuation as a result of events that may affect the industry in which they focus than are funds that invest in multiple industries. Share prices of sector funds also will fluctuate with changing market conditions, as will share prices of other stock funds. Sector funds should not be treated as a core investment; rather, their role is to round out the growth portion of a well-diversified investment portfolio.

As reflected in the prospectus for the fiscal year ended October 31, 2008, the fund’s total annual operating expense ratio, including the expenses of other investment companies in which the fund invests, if any (“acquired fund fees and expenses”), for Class A, Class B, Class C, Class R, and Class Y shares was 1.25%, 2.00%, 2.00%, 1.50%, and 1.00%, respectively.

*	This table represents average annual total returns through the latest calendar quarter – rather than through the end of the fiscal period.

 Value of $10,000 Investment1,2,4  as of October 31, 2009

Real Estate Securities Fund, Class A (NAV)	$28,653

Real Estate Securities Fund, Class A (POP)	$27,081

MSCI U.S. REIT Index[3]	$23,944

This chart illustrates the total value of an assumed $10,000 investment in the fund’s Class A shares (from 10/31/1999 to 10/31/2009) as compared to the MSCI U.S. REIT Index3.

[2]	Performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. Performance reflects fee waivers that were in effect during the periods indicated. In the absence of such fee waivers, total returns would be reduced. Index performance is for illustrative purposes only and does not reflect any expenses, transaction costs, or cash flow effects. Direct investment in the index is not available.

[3]	An unmanaged index of the most actively traded real estate investment trusts.

[4]	Performance for Class B, Class C, Class R, and Class Y shares is not presented. Performance for these classes will vary due to their different expense structures.

First American Funds 2009 Annual Report   35

Small Cap Growth Opportunities Fund

Investment Objective: growth of capital

How did the fund perform for the fiscal year ended October 31, 2009?
The First American Small Cap Growth Opportunities Fund (the “fund”), Class Y shares, returned 22.01% for the fiscal year ended October 31, 2009 (Class A shares returned 21.66% without taking the sales charge into account). By comparison, the fund’s benchmark, the Russell 2000 Growth Index*, returned 11.34% for the same period.

How did market conditions affect stock market performance during the fiscal year?
The U.S. economy appears to have emerged from the most severe recession of the postwar era during the third quarter of 2009. Gross Domestic Product expanded at a 2.8% annual rate during the quarter, and leading indicators currently suggest that positive growth will be maintained during the final quarter of the year and into 2010. Despite the return to positive growth since midyear, the unemployment rate has continued to rise and reached a new cyclical high of 10.2% in October. The continued increase in the unemployment rate reflects both a historical pattern, where it is common for the unemployment rate to reach its peak after economic activity has reached its trough during the cycle, as well as the subdued pace of the growth recovery to date. In order for the unemployment rate to decline in a sustained manner, economic growth needs to exceed the economy’s potential growth and this set of circumstances has yet to occur. The severity of the recession has left high levels of unutilized resources in the industrial sector and property markets, and the labor market as well. The combined effect of this broad-based resource underutilization has resulted in downward pressure on inflation trends throughout 2009. This trend is expected to remain in place in 2010. The exceptionally high level of unemployment and muted inflation trends have led the Federal Reserve to cut its target overnight lending rate to a range of 0% to 0.25% and engage in a host of nontraditional easing activities, including large-scale purchases of mortgage securities. These activities have resulted in a significant increase in the monetary base, which along with other policy initiatives have worked to restore normal functioning in intrabank funding markets and have supported a broad-based improvement in financial conditions. This policy stance is expected to persist well into 2010 in an effort to support financial conditions and an ongoing recovery in economic activity.

As a result of the broad-based easing of monetary policy and mortgage-related asset purchases by the Federal Reserve, equity markets began moving higher after reaching the low in March, anticipating that these actions would ease financial strains and contribute to a stabilization and improvement in economic and corporate earnings performance. Subsequent economic data and earnings reports validated the initial expectations and have contributed to further gains in the equity markets as the fiscal year progressed.

*	Unlike mutual funds, index returns do not reflect any expenses, transaction costs, or cash flow effects.

 Top 10 Holdings as of October 31, 20091  (% of net assets)

Synaptics	2.3%
First American Prime Obligations Fund, Class Z	2.0
Wolverine World Wide	1.9
PMC-Sierra	1.7
Warnaco Group	1.7
Neutral Tandem	1.6
Bally Technologies	1.6
Polycom	1.6
Kenexa	1.6
Monolithic Power Systems	1.5

 Sector Allocation as of October 31, 20091  (% of net assets)

Information Technology	28.6%
Healthcare	20.5
Industrials	15.5
Consumer Discretionary	14.9
Financials	6.7
Energy	4.2
Consumer Staples	3.8
Telecommunication Services	2.8
Materials	1.0
Short-Term Investment	2.0

100.0%

[1]	Fund holdings and sector allocations are subject to change at any time and are not recommendations to buy or sell any security.

36   First American Funds 2009 Annual Report

What worked for the fund and why?
The most significant positive contributor to 2009 performance was stock selection in the information technology sector, primarily among networking and semiconductor-related issues as balance sheet concerns abated on improved credit market access, and as investors reacted to strong earnings reports. CommScope, a manufacturer of coaxial cable and infrastructure equipment for communications end markets, rose sharply in the second quarter on the back of a positive earnings call, and when management stated that debt covenants would not be violated later in the year. Plantronics, a manufacturer of lightweight telecommunications headsets, reported strong quarterly results that topped expectations throughout the fiscal year, which sent shares higher. PMC-Sierra, a manufacturer of specialty semiconductors for communications and storage equipment, also performed strongly as investors anticipated new storage product ramps, a resumption of fiber-to-the-home spending in Asia, and 3G wireless deployments in China.

The fund’s industrial holdings also performed well on a relative basis. Among them, Chart Industries, a leading provider of infrastructure equipment for the liquefied natural gas industry, performed well, especially in the first quarter. BE Aerospace, the largest manufacturer of cabin interior products for commercial airlines and a leading aftermarket distributor of airline fasteners, also demonstrated the resilience of its aftermarket business despite a challenging operating environment.

Stock selection in the financial sector also contributed positively to the fund’s relative return. The most significant positive contributor to performance was SVB Financial Group, a Silicon Valley-based commercial bank that specializes in lending to technology companies. Following a poor first-quarter performance, this sector improved its credit metrics in the second quarter, which helped drive strong stock price appreciation. Similarly, Investment Technology Group, an agency brokerage and technology company catering to the mutual fund industry, posted solid results, and the stock reacted favorably.

The energy sector also contributed to performance. Strong stock selection among the exploration and production names combined with higher commodity prices to outweigh the fund’s overall lack of exposure to energy service stocks. The primary driver of performance was a pair of oil-focused production companies, Arena Resources in the Permian Basin in Texas and Concho Resources in New Mexico, both of which grew production strongly during the second half of the year on generally higher oil prices.

What did not work for the fund and why?
The most notable detractor from relative performance over the past fiscal year was stock selection in the healthcare sector, particularly in the medical equipment group where execution issues, combined with concerns over potential procedure deferrals, weighed on results. Companies such as the orthopedic implant manufacturer, Wright Medical, and the surgical equipment provider, Integra LifeSciences Holdings, were considerably weak during the first half of the year as multiples contracted on fears of patients deferring elective procedures. Additionally, shares of Alliance Healthcare Services, the nation’s leading provider of diagnostic imaging and radiation therapy services, contracted sharply as the company lowered guidance to account for unexpected weakness in its interim MRI business that investors feared would spill over to its core value-added fixed-site imaging business.

What strategic moves were made by the fund and why?
In contrast to early 2009, there are now growing signals to suggest the U.S. economy may have reached an inflection point with decelerating labor market losses, increasing industrial production, and early signs of a stabilizing housing market. Accordingly, the primary sector changes that we made during the fiscal year were an attempt to capitalize on economic sensitivity and constrained access to capital. Given the healthy backdrop in ordering patterns and our view that data center spending would be at hand, we increased the fund’s information technology overweight relative to the benchmark, primarily in communications equipment and computers/peripherals. Similarly, we increased portfolio exposure to industrial stocks, particularly those in the trucking group, given its early-cycle characteristics coupled with our near-term expectation that capacity will be exiting the system and result in improved pricing power. To provide for these increases, the fund’s weight was reduced in the financial, healthcare, and consumer discretionary groups. As of the fiscal year ended October 31, 2009, the fund was overweight relative to the benchmark in information technology, industrials, financials, and energy; equal weight in consumer staples; and underweight in healthcare, consumer discretionary and materials. We continue to focus on secular trends that will provide investment opportunities in higher-quality companies that have the potential to generate above-average growth for investors.

First American Funds 2009 Annual Report   37

Small Cap Growth Opportunities Fund

 Annual Performance1,2

	October 31, 2009					September 30, 2009*
				Since Inception					Since Inception
	1 year	5 years	10 years	12/11/2000	9/24/2001	1 year	5 years	10 years	12/11/2000	9/24/2001
Average annual return with sales charge (POP)
Class A	14.93%	(0.49)%	6.86%	—	—	(5.40)%	1.54%	8.24%	—	—

Class B	15.72%	(0.36)%	6.66%	—	—	(5.56)%	1.68%	8.03%	—	—

Class C	19.75%	(0.11)%	—	—	3.87%	(1.62)%	1.94%	—	—	4.69%

Average annual return without sales charge (NAV)
Class A	21.66%	0.64%	7.46%	—	—	0.13%	2.70%	8.85%	—	—

Class B	20.72%	(0.12)%	6.66%	—	—	(0.58)%	1.93%	8.03%	—	—

Class C	20.75%	(0.11)%	—	—	3.87%	(0.63)%	1.94%	—	—	4.69%

Class R	21.39%	0.41%	—	1.73%	—	(0.13)%	2.47%	—	2.43%	—

Class Y	22.01%	0.87%	7.73%	—	—	0.42%	2.95%	9.12%	—	—

Russell 2000 Growth Index[3]	11.34%	0.95%	0.12%	(0.67)%	4.44%	(6.32)%	2.91%	1.10%	0.14%	5.43%

The performance data quoted on this page represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the fund may be lower or higher than the performance data quoted. Performance data current to the most recent month-end may be obtained by calling 800.677.FUND.

[1]	Total returns at net asset value (“NAV”) reflect performance over the time period indicated without including the fund’s maximum sales charge and assume reinvestment of all distributions at NAV.

Total returns at public offering price (“POP”) reflect performance over the time period indicated including the maximum sales charge of 5.50% for Class A shares and the maximum contingent deferred sales charge (“CDSC”) for Class B and Class C shares for the relevant period. Maximum CDSC is 5.00% for Class B shares in the first year, decreasing annually to 0% in the seventh year following purchase, and 1.00% for Class C shares. Total returns assume reinvestment of all distributions at NAV.

Stocks of small-capitalization companies involve substantial risk. These stocks historically have experienced greater price volatility than stocks of larger companies, and they may be expected to do so in the future.

As reflected in the prospectus for the fiscal year ended October 31, 2008, the fund’s total annual operating expense ratio, before waivers and including the expenses of other investment companies in which the fund invests, if any (“acquired fund fees and expenses”), for Class A, Class B, Class C, Class R, and Class Y shares was 1.63%, 2.38%, 2.38%, 1.89%, and 1.39%, respectively. The advisor has contractually agreed to waive fees through February 28, 2010 so that total annual fund operating expenses, not including any acquired fund fees and expenses, for Class A, Class B, Class C, Class R, and Class Y shares do not exceed 1.47%, 2.22%, 2.22%, 1.72%, and 1.22%, respectively. These fee waivers may be terminated at any time after February 28, 2010, at the discretion of the advisor. Prior to that time, such waivers may not be terminated without the approval of the fund’s board of directors.

*	This table represents average annual total returns through the latest calendar quarter – rather than through the end of the fiscal period.

 Value of $10,000 Investment1,2,4  as of October 31, 2009

Small Cap Growth Opportunities Fund, Class A (NAV)	$20,543

Small Cap Growth Opportunities Fund, Class A (POP)	$19,412

Russell 2000 Growth Index[3]	$10,120

This chart illustrates the total value of an assumed $10,000 investment in the fund’s Class A shares (from 10/31/1999 to 10/31/2009) as compared to the Russell 2000 Growth Index3.

[2]	Performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. Performance reflects fee waivers that were in effect during the periods indicated. In the absence of such fee waivers, total returns would be reduced. Index performance is for illustrative purposes only and does not reflect any expenses, transaction costs, or cash flow effects. Direct investment in the index is not available.

On December 12, 2002, the fund changed its main investment strategy such that it was permitted to invest in securities of companies with market capitalizations within the range of companies in the Russell 2000 index. Previously, the fund invested primarily in companies with market capitalizations of below $500 million at the time of purchase.

On September 24, 2001, the First American Small Cap Growth Opportunities Fund became the successor by merger to the Firstar MicroCap Fund, a series of Firstar Funds, Inc. Prior to the merger, the First American Fund had no assets or liabilities. Performance presented prior to September 24, 2001, represents that of the Firstar MicroCap Fund.

[3]	An unmanaged index that measures the performance of those Russell 2000 Index (a small-cap index) with higher price-to-book ratios and higher forecasted growth values.

[4]	Performance for Class B, Class C, Class R, and Class Y shares is not presented. Performance for these classes will vary due to their different expense structures.

38   First American Funds 2009 Annual Report

Small Cap Select Fund

Investment Objective: capital appreciation

How did the fund perform for the fiscal year ended October 31, 2009?
The First American Small Cap Select Fund (the “fund”), Class Y shares, returned 15.55% for the fiscal year ended October 31, 2009 (Class A shares returned 15.24% without taking the sales charge into account). By comparison, the fund’s benchmark, the Russell 2000 Index*, returned 6.46% for the same period.

How did market conditions affect stock performance during the fiscal year?
The U.S. economy appears to have emerged from the most severe recession of the postwar era during the third quarter of 2009. Gross Domestic Product expanded at a 2.8% annual rate during the quarter, and leading indicators currently suggest that positive growth will be maintained during the final quarter of the year and into 2010. Despite the return to positive growth since midyear, the unemployment rate has continued to rise and reached a new cyclical high of 10.2% in October. The continued increase in the unemployment rate reflects both a historical pattern, where it is common for the unemployment rate to reach its peak after economic activity has reached its trough during the cycle, as well as the subdued pace of the growth recovery to date. In order for the unemployment rate to decline in a sustained manner, economic growth needs to exceed the economy’s potential growth and this set of circumstances has yet to occur. The severity of the recession has left high levels of unutilized resources in the industrial sector and property markets, and the labor market as well. The combined effect of this broad-based resource underutilization has resulted in downward pressure on inflation trends throughout 2009. This trend is expected to remain in place in 2010. The exceptionally high level of unemployment and muted inflation trends have led the Federal Reserve to cut its target overnight lending rate to a range of 0% to 0.25% and engage in a host of nontraditional easing activities, including large-scale purchases of mortgage securities. These activities have resulted in a significant increase in the monetary base, which along with other policy initiatives have worked to restore normal functioning in intrabank funding markets and have supported a broad-based improvement in financial conditions. This policy stance is expected to persist well into 2010 in an effort to support financial conditions and an ongoing recovery in economic activity.

As a result of the broad-based easing of monetary policy and mortgage-related asset purchases by the Federal Reserve, equity markets began moving higher after reaching the low in March, anticipating that these actions would ease financial strains and contribute to a stabilization and improvement in economic and corporate earnings performance. Subsequent economic data and earnings reports validated the initial expectations and have contributed to further gains in the equity markets as the fiscal year progressed.

*	Unlike mutual funds, index returns do not reflect any expenses, transaction costs, or cash flow effects.

 Top 10 Holdings as of October 31, 20091  (% of net assets)

First American Prime Obligations Fund, Class Z	3.2%
Coinstar	1.9
Delphi Financial Group, Class A	1.8
Panera Bread, Class A	1.7
Progress Software	1.7
Platinum Underwriters Holdings	1.5
MFA Mortgage Investments	1.4
Silgan Holdings	1.4
Umpqua Holdings	1.4
Comstock Resources	1.3

 Sector Allocation as of October 31, 20091  (% of net assets)

Information Technology	18.2%
Consumer Discretionary	17.3
Financials	16.8
Industrials	15.9
Healthcare	11.9
Energy	6.9
Materials	3.8
Consumer Staples	2.9
Telecommunication Services	1.9
Utilities	0.8
Exchange-Traded Fund	0.6
Short-Term Investment	3.2
Other Assets & Liabilities, Net[2]	(0.2)

100.0%

[1]	Fund holdings and sector allocations are subject to change at any time and are not recommendations to buy or sell any security.

[2]	Investments typically comprise substantially all of the fund’s net assets. Other assets and liabilities include receivables for items such as income earned but not yet received and payables for items such as fund expenses incurred but not yet paid.

First American Funds 2009 Annual Report   39

Small Cap Select Fund

What worked for the fund and why?
Stock selection within most of the sectors of the fund led to a substantial increase in value for the fund relative to the fund’s benchmark. The primary contributors to the fund’s relative return were from the financial, industrial, information technology, and energy sectors. Consumer discretionary, telecommunication services, and utilities were also positive contributors to overall performance during the fiscal year. These positive relative returns were reduced somewhat by negative relative performance in our consumer staples sector and our healthcare sector.

The fund earned some very good returns by investing in banks at the low end of the market. East West Bancorp and Wintrust Financial both were large contributors to relative performance, both gaining more than 100%. Insurance company Delphi Financial Group was also a very good performer with a total return of 46%. These positive returns stood in contrast to the market’s overall segment return of -13% for the period. We also gained from strong stock selection in industrials, including BE Aerospace, Interline Brands, MasTec, and IDEX, which were all up more than 20% during the fiscal year. For the period, industrials as a sector within the fund rose 17% versus the industrials sector of the benchmark, which had returns of -1.6%. In the information technology sector, good stock selection, especially in the semiconductor area, helped the sector return 38% versus the technology sector of the benchmark which was up 29%. Silicon Laboratories, Veeco Instruments, and F5 Networks were up in excess of 60% for the fiscal year, making meaningful contributions to the sector’s returns. The consumer discretionary sector was a positive contributor to performance during the fiscal year, led by strong relative performance from gaming companies WMS Industries and Bally Technologies, which were up 60% and 140%, respectively.

What did not work for the fund and why?
Healthcare and consumer staples were two underperforming sectors for the fund. In healthcare, KV Pharmaceutical had an FDA-mandated recall of one of its most profitable products, causing an earnings and stock price decline. In consumer staples, Hain Celestial Group was down for the year, as the recession took a toll on its higher-cost natural food products sales and was the main reason for the sector’s poor performance.

What strategic moves were made by the fund and why?
The fund continues to be well-diversified, staying within its discipline of buying good companies with good valuations. We have taken a more constructive view on the financial sector, especially the banking area, as the stocks have come down in price and their problem loans are working themselves through the system. Relative to the benchmark, the fund is currently overweight in banks and in the consumer space, where we are finding good valuations with improving operating performance. The other sectors in the fund are very close to the benchmark weight. We have been adding to cyclical ideas in the industrial space, and we continue to underweight the healthcare sector in part to buffer the fund from any adverse changes due to increased government involvement. The fund continues to have a large position in exploration and production companies as the sector is undergoing a significant decline in drilling activity, which we feel will lead to much improved commodity prices in 2010.

40   First American Funds 2009 Annual Report

 Annual Performance1,2

	October 31, 2009				September 30, 2009*
				Since Inception				Since Inception
	1 year	5 years	10 years	9/24/2001	1 year	5 years	10 years	9/24/2001
Average annual return with sales charge (POP)
Class A	8.91%	0.32%	6.88%	—	(5.67)%	2.31%	7.57%	—

Class B	9.46%	0.50%	6.69%	—	(5.93)%	2.49%	7.38%	—

Class C	13.42%	0.72%	—	6.28%	(1.95)%	2.71%	—	7.19%

Average annual return without sales charge (NAV)
Class A	15.24%	1.46%	7.48%	—	(0.20)%	3.48%	8.18%	—

Class B	14.46%	0.70%	6.69%	—	(0.98)%	2.69%	7.38%	—

Class C	14.42%	0.72%	—	6.28%	(0.96)%	2.71%	—	7.19%

Class R	15.02%	1.21%	7.36%	—	(0.50)%	3.22%	8.06%	—

Class Y	15.55%	1.71%	7.75%	—	0.00%	3.73%	8.45%	—

Russell 2000 Index[3]	6.46%	0.59%	4.11%	5.88%	(9.55)%	2.41%	4.88%	6.88%

The performance data quoted on this page represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the fund may be lower or higher than the performance data quoted. Performance data current to the most recent month-end may be obtained by calling 800.677.FUND.

[1]	Total returns at net asset value (“NAV”) reflect performance over the time period indicated without including the fund’s maximum sales charge and assume reinvestment of all distributions at NAV.

Total returns at public offering price (“POP”) reflect performance over the time period indicated including the maximum sales charge of 5.50% for Class A shares and the maximum contingent deferred sales charge (“CDSC”) for Class B and Class C shares for the relevant period. Maximum CDSC is 5.00% for Class B shares in the first year, decreasing annually to 0% in the seventh year following purchase, and 1.00% for Class C shares. Total returns assume reinvestment of all distributions at NAV.

Stocks of small-capitalization companies involve substantial risk. These stocks historically have experienced greater price volatility than stocks of larger companies, and they may be expected to do so in the future.

As reflected in the prospectus for the fiscal year ended October 31, 2008, the fund’s total annual operating expense ratio, including the expenses of other investment companies in which the fund invests, if any (“acquired fund fees and expenses”), for Class A, Class B, Class C, Class R, and Class Y shares was 1.27%, 2.02%, 2.02%, 1.52%, and 1.02%, respectively.

*	This table represents average annual total returns through the latest calendar quarter – rather than through the end of the fiscal period.

 Value of $10,000 Investment1,2,4  as of October 31, 2009

Small Cap Select Fund, Class A (NAV)	$20,571

Small Cap Select Fund, Class A (POP)	$19,445

Russell 2000 Index[3]	$14,953

This chart illustrates the total value of an assumed $10,000 investment in the fund’s Class A shares (from 10/31/1999 to 10/31/2009) as compared to the Russell 2000 Index3.

[2]	Performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. Performance reflects fee waivers that were in effect during the periods indicated. In the absence of such fee waivers, total returns would be reduced. Index performance is for illustrative purposes only and does not reflect any expenses, transaction costs, or cash flow effects. Direct investment in the index is not available.

On September 24, 2001, the First American Small Cap Select Fund became the successor by merger to the Firstar SmallCap Core Equity Fund, a series of Firstar Funds, Inc. Prior to the merger, the First American Fund had no assets or liabilities. Performance presented prior to September 24, 2001, represents that of the Firstar SmallCap Core Equity Fund. The Firstar SmallCap Core Equity Fund was organized on November 27, 2000, and prior to that, was a separate series of Mercantile Funds, Inc.

[3]	An unmanaged small-cap index that measures the performance of the 2,000 smallest companies within the Russell 3000 Index.

[4]	Performance for Class B, Class C, Class R, and Class Y shares is not presented. Performance for these classes will vary due to their different expense structures.

First American Funds 2009 Annual Report   41

Small Cap Value Fund

Investment Objective: capital appreciation

How did the fund perform for the fiscal year ended October 31, 2009?
The First American Small Cap Value Fund (the “fund”), Class Y shares, returned 2.59% for the fiscal year ended October 31, 2009 (Class A shares returned 2.40% without taking the sales charge into account). By comparison, the fund’s benchmark, the Russell 2000 Value Index*, returned 1.96% for the same period.

How did market conditions affect stock market performance during the fiscal year?
The U.S. economy appears to have emerged from the most severe recession of the postwar era during the third quarter of 2009. Gross Domestic Product expanded at a 2.8% annual rate during the quarter, and leading indicators currently suggest that positive growth will be maintained during the final quarter of the year and into 2010. Despite the return to positive growth since midyear, the unemployment rate has continued to rise and reached a new cyclical high of 10.2% in October. The continued increase in the unemployment rate reflects both a historical pattern, where it is common for the unemployment rate to reach its peak after economic activity has reached its trough during the cycle, as well as the subdued pace of the growth recovery to date. In order for the unemployment rate to decline in a sustained manner, economic growth needs to exceed the economy’s potential growth and this set of circumstances has yet to occur. The severity of the recession has left high levels of unutilized resources in the industrial sector and property markets, and the labor market as well. The combined effect of this broad-based resource underutilization has resulted in downward pressure on inflation trends throughout 2009. This trend is expected to remain in place in 2010. The exceptionally high level of unemployment and muted inflation trends have led the Federal Reserve to cut its target overnight lending rate to a range of 0% to 0.25% and engage in a host of nontraditional easing activities, including large-scale purchases of mortgage securities. These activities have resulted in a significant increase in the monetary base, which along with other policy initiatives have worked to restore normal functioning in intrabank funding markets and have supported a broad-based improvement in financial conditions. This policy stance is expected to persist well into 2010 in an effort to support financial conditions and an ongoing recovery in economic activity.

As a result of the broad-based easing of monetary policy and mortgage-related asset purchases by the Federal Reserve, equity markets began moving higher after reaching the low in March, anticipating that these actions would ease financial strains and contribute to a stabilization and improvement in economic and corporate earnings performance. Subsequent economic data and earnings reports validated the initial expectations and have contributed to further gains in the equity markets as the fiscal year progressed.

*	Unlike mutual funds, index returns do not reflect any expenses, transaction costs, or cash flow effects.

 Top 10 Holdings as of October 31, 20091  (% of net assets)

Delphi Financial Group, Class A	1.8%
United Online	1.7
Arch Chemicals	1.6
Plantronics	1.5
Affiliated Managers Group	1.5
Highwoods Properties	1.5
Regal Beloit	1.5
Silgan Holdings	1.4
Progress Software	1.4
Brady, Class A	1.4

 Sector Allocation as of October 31, 20091  (% of net assets)

Financials	29.5%
Industrials	15.8
Information Technology	14.5
Consumer Discretionary	13.9
Materials	7.1
Energy	6.3
Healthcare	4.3
Utilities	4.2
Exchange-Traded Funds	1.7
Consumer Staples	1.6
Telecommunications Service	0.5
Short-Term Investment	0.4
Other Assets & Liabilities, Net[2]	0.2

100.0%

[1]	Fund holdings and sector allocations are subject to change at any time and are not recommendations to buy or sell any security.

[2]	Investments typically comprise substantially all of the fund’s net assets. Other assets and liabilities include receivables for items such as income earned but not yet received and payables for items such as fund expenses incurred but not yet paid.

42   First American Funds 2009 Annual Report

What worked for the fund and why?
Strong stock selection within the industrial, information technology, and consumer discretionary sectors was the main positive contributor during the fiscal year. Being overweight relative to the fund’s benchmark in the consumer discretionary and information technology was also beneficial, as these sectors gained momentum as the fiscal year progressed. The fund also benefitted from being underweight financials and utilities as those sectors underperformed during the period. The top five positive contributors to the portfolio during the fiscal year included Plantronics (information technology), MFA Financial (financial: mortgage real estate investment trusts), URS Corporation (industrial: engineering and construction), Monro Muffler & Brake (consumer discretionary), and Perot Systems (information technology: consultant). Plantronics, a manufacturer of lightweight telecommunications headsets, benefitted from a restructuring and gained market share after starting the period with very low expectations. URS Corporation was well-positioned to take advantage of the global infrastructure spending that occurred during the fiscal year. Monro Muffler & Brake continued to benefit from margin expansion as the service side of the auto industry performed better than new auto sales. Perot Systems was acquired by Dell at a premium price due to its strong healthcare delivery model.

What did not work for the fund and why?
Stock selection within the consumer staples, energy, healthcare, and materials sectors was the primary detractor from fund performance during the fiscal year. Spartan Stores (consumer staples), PetroQuest (energy), CONMED (healthcare), and Zions Bancorporation (financials) in particular underachieved during the period. Spartan Stores, a Michigan-based grocer, struggled within the difficult economic environment in that state during the fiscal year. PetroQuest suffered during the period as natural gas and other commodity pricing fell, which forced it to pull back on growth opportunities. Zions Bancorporation, a financial company operating banks in western and southwestern states, fell back due to poor credit conditions. Additionally, our relative performance within the materials sector was negatively impacted by not holding any paper or specialty paper companies, which had positive results for the index.

What strategic moves were made by the fund and why?
Our bottom-up portfolio construction process, in conjunction with careful consideration as to where we think we are in the business cycle recovery phase, has resulted in a more pro-cyclical tilt. We are, therefore, overweight relative to the benchmark in sectors whose performance is closely linked to the business cycle, such as information technology and consumer discretionary, and we also have a modest overweight in the commodity-oriented materials and energy segments. We feel these sectors are positioned well now that the economic environment has shifted from one of recession to stabilization and recovery. We continue to underweight financials, consumer staples, and utilities relative to the benchmark.

Building a well-diversified portfolio of small-cap stocks with strengthening balance sheets and free cash flow characteristics remains our focus. We continue to target companies that can gain market share opportunistically in the current environment with sound business models and a strong competitive advantage. We remain committed to our approach of investing in quality companies that are trading at a discount to both intrinsic and relative value metrics.

First American Funds 2009 Annual Report   43

Small Cap Value Fund

 Annual Performance1,2

	October 31, 2009				September 30, 2009*
				Since Inception				Since Inception
	1 year	5 years	10 years	9/24/2001	1 year	5 years	10 years	9/24/2001
Average annual return with sales charge (POP)
Class A	(3.20)%	(1.48)%	5.70%	—	(15.24)%	0.21%	5.91%	—

Class C	0.56%	(1.10)%	5.49%	—	(11.74)%	0.61%	5.72%	—

Average annual return without sales charge (NAV)
Class A	2.40%	(0.35)%	6.29%	—	(10.28)%	1.35%	6.51%	—

Class C	1.56%	(1.10)%	5.49%	—	(10.85)%	0.61%	5.72%	—

Class R	2.14%	(0.59)%	—	5.72%	(10.38)%	1.13%	—	6.68%

Class Y	2.59%	(0.12)%	6.54%	—	(9.96)%	1.61%	6.77%	—

Russell 2000 Value Index[3]	1.96%	0.08%	7.53%	6.95%	(12.61)%	1.78%	8.05%	7.95%

The performance data quoted on this page represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the fund may be lower or higher than the performance data quoted. Performance data current to the most recent month-end may be obtained by calling 800.677.FUND.

[1]	Total returns at net asset value (“NAV”) reflect performance over the time period indicated without including the fund’s maximum sales charge and assume reinvestment of all distributions at NAV.

Total returns at public offering price (“POP”) reflect performance over the time period indicated including the maximum sales charge of 5.50% for Class A shares and the maximum contingent deferred sales charge of 1.00% for Class C shares for the relevant period. Total returns assume reinvestment of all distributions at NAV.

Stocks of small-capitalization companies involve substantial risk. These stocks historically have experienced greater price volatility than stocks of larger companies, and they may be expected to do so in the future.

As reflected in the prospectus for the fiscal year ended October 31, 2008, the fund’s total annual operating expense ratio, including the expenses of other investment companies in which the fund invests, if any (“acquired fund fees and expenses”), for Class A, Class C, Class R, and Class Y shares was 1.34%, 2.09%, 1.59%, and 1.09%, respectively.

*	This table represents average annual total returns through the latest calendar quarter – rather than through the end of the fiscal period.

 Value of $10,000 Investment1,2,4  as of October 31, 2009

Small Cap Value Fund, Class A (NAV)	$18,408

Small Cap Value Fund, Class A (POP)	$17,400

Russell 2000 Value Index[3]	$20,664

This chart illustrates the total value of an assumed $10,000 investment in the fund’s Class A shares (from 10/31/1999 to 10/31/2009) as compared to the Russell 2000 Value Index.

[2]	Performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. Performance reflects fee waivers that were in effect during the periods indicated. In the absence of such fee waivers, total returns would be reduced. Index performance is for illustrative purposes only and does not reflect any expenses, transaction costs, or cash flow effects. Direct investment in the index is not available.

[3]	An unmanaged index that measures the performance of those companies within the Russell 2000 Index (small-cap index) with lower price-to-book ratios and lower forecasted growth values.

[4]	Performance for Class C, Class R, and Class Y shares is not presented. Performance for these classes will vary due to their different expense structures.

44   First American Funds 2009 Annual Report

Expense Examples

As a shareholder of one or more of the funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments; and (2) ongoing costs, including investment advisory fees, distribution and/or service (12b-1) fees, and other fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the funds and to compare these costs with the ongoing costs of investing in other mutual funds. The examples are based on an investment of $1,000 invested in a fund at the beginning of the period and held for the entire period from May 1, 2009 to October 31, 2009.

Actual Expenses
For each class of each fund, two lines are presented in the table below — the first line for each class provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular fund and class, to estimate the expenses that you paid over the period. Simply divide your account value in the fund and class by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” for your fund and class to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
For each class of each fund, the second line for each class provides information about hypothetical account values and hypothetical expenses based on the respective fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of the tables for each class of each fund is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

 Equity Income Fund

			Expenses Paid During
	Beginning Account	Ending Account	Period[1] (5/01/09 to
	Value (5/01/09)	Value (10/31/09)	10/31/09)

Class A Actual[2]	$1,000.00	$1,174.20	$6.47

Class A Hypothetical (5% return before expenses)	$1,000.00	$1,019.26	$6.01

Class B Actual[2]	$1,000.00	$1,168.90	$10.55

Class B Hypothetical (5% return before expenses)	$1,000.00	$1,015.48	$9.80

Class C Actual[2]	$1,000.00	$1,168.70	$10.55

Class C Hypothetical (5% return before expenses)	$1,000.00	$1,015.48	$9.80

Class R Actual[2]	$1,000.00	$1,171.80	$7.88

Class R Hypothetical (5% return before expenses)	$1,000.00	$1,017.95	$7.32

Class Y Actual[2]	$1,000.00	$1,175.20	$5.10

Class Y Hypothetical (5% return before expenses)	$1,000.00	$1,020.52	$4.74

[1]	Expenses are equal to the fund’s annualized expense ratio for the most recent six-month period of 1.18%, 1.93%, 1.93%, 1.44%, and 0.93% for Class A, Class B, Class C, Class R, and Class Y, respectively, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year/365 (to reflect the one-half year period).

[2]	Based on the actual returns for the six-month period ended October 31, 2009 of 17.42%, 16.89%, 16.87%, 17.18%, and 17.52% for Class A, Class B, Class C, Class R, and Class Y, respectively.

First American Funds 2009 Annual Report   45

Expense Examples

 Global Infrastructure Fund

			Expenses Paid During
	Beginning Account	Ending Account	Period[1] (5/01/09 to
	Value (5/01/09)	Value (10/31/09)	10/31/09)

Class A Actual[2]	$1,000.00	$1,266.20	$7.14

Class A Hypothetical (5% return before expenses)	$1,000.00	$1,018.90	$6.36

Class C Actual[2]	$1,000.00	$1,262.20	$11.40

Class C Hypothetical (5% return before expenses)	$1,000.00	$1,015.12	$10.16

Class R Actual[2]	$1,000.00	$1,265.00	$8.56

Class R Hypothetical (5% return before expenses)	$1,000.00	$1,017.64	$7.63

Class Y Actual[2]	$1,000.00	$1,267.40	$5.72

Class Y Hypothetical (5% return before expenses)	$1,000.00	$1,020.16	$5.09

[1]	Expenses are equal to the fund’s annualized expense ratio for the most recent six-month period of 1.25%, 2.00%, 1.50%, and 1.00% for Class A, Class C, Class R, and Class Y, respectively, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year/365 (to reflect the one-half year period).

[2]	Based on the actual returns for the six-month period ended October 31, 2009 of 26.62%, 26.22%, 26.50%, and 26.74% for Class A, Class C, Class R, and Class Y, respectively.

 International Fund

			Expenses Paid During
	Beginning Account	Ending Account	Period[3] (5/01/09 to
	Value (5/01/09)	Value (10/31/09)	10/31/09)

Class A Actual[4]	$1,000.00	$1,262.30	$6.90

Class A Hypothetical (5% return before expenses)	$1,000.00	$1,019.11	$6.16

Class B Actual[4]	$1,000.00	$1,256.70	$12.57

Class B Hypothetical (5% return before expenses)	$1,000.00	$1,014.06	$11.22

Class C Actual[4]	$1,000.00	$1,255.80	$10.63

Class C Hypothetical (5% return before expenses)	$1,000.00	$1,015.78	$9.50

Class R Actual[4]	$1,000.00	$1,259.30	$6.15

Class R Hypothetical (5% return before expenses)	$1,000.00	$1,019.76	$5.50

Class Y Actual[4]	$1,000.00	$1,263.90	$5.99

Class Y Hypothetical (5% return before expenses)	$1,000.00	$1,019.91	$5.35

[3]	Expenses are equal to the fund’s annualized expense ratio for the most recent six-month period of 1.49%, 2.23%, 2.24%, 1.74%, and 1.24% for Class A, Class B, Class C, Class R, and Class Y, respectively, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year/365 (to reflect the one-half year period).

[4]	Based on the actual returns for the six-month period ended October 31, 2009 of 26.23%, 25.67%, 25.58%, 25.93%, and 26.39% for Class A, Class B, Class C, Class R, and Class Y, respectively.

46   First American Funds 2009 Annual Report

 International Select Fund

			Expenses Paid During
	Beginning Account	Ending Account	Period[1] (5/01/09 to
	Value (5/01/09)	Value (10/31/09)	10/31/09)

Class A Actual[2]	$1,000.00	$1,284.80	$8.58

Class A Hypothetical (5% return before expenses)	$1,000.00	$1,017.69	$7.58

Class C Actual[2]	$1,000.00	$1,279.60	$12.87

Class C Hypothetical (5% return before expenses)	$1,000.00	$1,013.91	$11.37

Class R Actual[2]	$1,000.00	$1,281.60	$10.01

Class R Hypothetical (5% return before expenses)	$1,000.00	$1,016.43	$8.84

Class Y Actual[2]	$1,000.00	$1,286.40	$7.15

Class Y Hypothetical (5% return before expenses)	$1,000.00	$1,018.95	$6.31

[1]	Expenses are equal to the fund’s annualized expense ratio for the most recent six-month period of 1.49%, 2.24%, 1.74%, and 1.24% for Class A, Class C, Class R, and Class Y, respectively, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year/365 (to reflect the one-half year period).

[2]	Based on the actual returns for the six-month period ended October 31, 2009 of 28.48%, 27.96%, 28.16%, and 28.64% for Class A, Class C, Class R and Class Y, respectively.

 Large Cap Growth Opportunities Fund

			Expenses Paid During
	Beginning Account	Ending Account	Period[3] (5/01/09 to
	Value (5/01/09)	Value (10/31/09)	10/31/09)

Class A Actual[4]	$1,000.00	$1,153.30	$6.51

Class A Hypothetical (5% return before expenses)	$1,000.00	$1,019.16	$6.11

Class B Actual[4]	$1,000.00	$1,148.80	$10.56

Class B Hypothetical (5% return before expenses)	$1,000.00	$1,015.38	$9.91

Class C Actual[4]	$1,000.00	$1,149.10	$10.56

Class C Hypothetical (5% return before expenses)	$1,000.00	$1,015.38	$9.91

Class R Actual[4]	$1,000.00	$1,151.70	$7.86

Class R Hypothetical (5% return before expenses)	$1,000.00	$1,017.90	$7.37

Class Y Actual[4]	$1,000.00	$1,154.60	$5.16

Class Y Hypothetical (5% return before expenses)	$1,000.00	$1,020.42	$4.84

[3]	Expenses are equal to the fund’s annualized expense ratio for the most recent six-month period of 1.20%, 1.95%, 1.95%, 1.45%, and 0.95% for Class A, Class B, Class C, Class R, and Class Y, respectively, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year/365 (to reflect the one-half year period).

[4]	Based on the actual returns for the six-month period ended October 31, 2009 of 15.33%, 14.88%, 14.91%, 15.17%, and 15.46% for Class A, Class B, Class C, Class R, and Class Y, respectively.

First American Funds 2009 Annual Report   47

Expense Examples

 Large Cap Select Fund

			Expenses Paid During
	Beginning Account	Ending Account	Period[1] (5/01/09 to
	Value (5/01/09)	Value (10/31/09)	10/31/09)

Class A Actual[2]	$1,000.00	$1,193.70	$7.08

Class A Hypothetical (5% return before expenses)	$1,000.00	$1,018.75	$6.51

Class C Actual[2]	$1,000.00	$1,188.40	$11.20

Class C Hypothetical (5% return before expenses)	$1,000.00	$1,014.97	$10.31

Class R Actual[2]	$1,000.00	$1,193.60	$8.74

Class R Hypothetical (5% return before expenses)	$1,000.00	$1,017.24	$8.03

Class Y Actual[2]	$1,000.00	$1,195.40	$5.70

Class Y Hypothetical (5% return before expenses)	$1,000.00	$1,020.01	$5.24

[1]	Expenses are equal to the fund’s annualized expense ratio for the most recent six-month period of 1.28%, 2.03%, 1.58%, and 1.03% for Class A, Class C, Class R, and Class Y, respectively, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year/365 (to reflect the one-half year period).

[2]	Based on the actual returns for the six-month period ended October 31, 2009 of 19.37%, 18.84%, 19.36%, and 19.54% for Class A, Class C, Class R, and Class Y, respectively.

 Large Cap Value Fund

			Expenses Paid During
	Beginning Account	Ending Account	Period[3] (5/01/09 to
	Value (5/01/09)	Value (10/31/09)	10/31/09)

Class A Actual[4]	$1,000.00	$1,170.10	$6.62

Class A Hypothetical (5% return before expenses)	$1,000.00	$1,019.11	$6.16

Class B Actual[4]	$1,000.00	$1,166.50	$10.70

Class B Hypothetical (5% return before expenses)	$1,000.00	$1,015.32	$9.96

Class C Actual[4]	$1,000.00	$1,166.70	$10.70

Class C Hypothetical (5% return before expenses)	$1,000.00	$1,015.32	$9.96

Class R Actual[4]	$1,000.00	$1,168.70	$7.98

Class R Hypothetical (5% return before expenses)	$1,000.00	$1,017.85	$7.43

Class Y Actual[4]	$1,000.00	$1,172.90	$5.26

Class Y Hypothetical (5% return before expenses)	$1,000.00	$1,020.37	$4.89

[3]	Expenses are equal to the fund’s annualized expense ratio for the most recent six-month period of 1.21%, 1.96%, 1.96%, 1.46%, and 0.96% for Class A, Class B, Class C, Class R, and Class Y, respectively, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year/365 (to reflect the one-half year period).

[4]	Based on the actual returns for the six-month period ended October 31, 2009 of 17.01%, 16.65%, 16.67%, 16.87%, and 17.29% for Class A, Class B, Class C, Class R, and Class Y, respectively.

48   First American Funds 2009 Annual Report

 Mid Cap Growth Opportunities Fund

			Expenses Paid During
	Beginning Account	Ending Account	Period[1] (5/01/09 to
	Value (5/01/09)	Value (10/31/09)	10/31/09)

Class A Actual[2]	$1,000.00	$1,168.60	$6.67

Class A Hypothetical (5% return before expenses)	$1,000.00	$1,019.06	$6.21

Class B Actual[2]	$1,000.00	$1,164.40	$10.75

Class B Hypothetical (5% return before expenses)	$1,000.00	$1,015.27	$10.01

Class C Actual[2]	$1,000.00	$1,164.10	$10.75

Class C Hypothetical (5% return before expenses)	$1,000.00	$1,015.27	$10.01

Class R Actual[2]	$1,000.00	$1,167.50	$8.03

Class R Hypothetical (5% return before expenses)	$1,000.00	$1,017.80	$7.48

Class Y Actual[2]	$1,000.00	$1,170.20	$5.31

Class Y Hypothetical (5% return before expenses)	$1,000.00	$1,020.32	$4.94

[1]	Expenses are equal to the fund’s annualized expense ratio for the most recent six-month period of 1.22%, 1.97%, 1.97%, 1.47%, and 0.97% for Class A, Class B, Class C, Class R, and Class Y, respectively, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year/365 (to reflect the one-half year period).

[2]	Based on the actual returns for the six-month period ended October 31, 2009 of 16.86%, 16.44%, 16.41%, 16.75%, and 17.02% for Class A, Class B, Class C, Class R, and Class Y, respectively.

 Mid Cap Select Fund

			Expenses Paid During
	Beginning Account	Ending Account	Period[3] (5/01/09 to
	Value (5/01/09)	Value (10/31/09)	10/31/09)

Class A Actual[4]	$1,000.00	$1,135.00	$7.59

Class A Hypothetical (5% return before expenses)	$1,000.00	$1,018.10	$7.17

Class B Actual[4]	$1,000.00	$1,130.00	$11.60

Class B Hypothetical (5% return before expenses)	$1,000.00	$1,014.32	$10.97

Class C Actual[4]	$1,000.00	$1,132.00	$11.61

Class C Hypothetical (5% return before expenses)	$1,000.00	$1,014.32	$10.97

Class Y Actual[4]	$1,000.00	$1,136.80	$6.25

Class Y Hypothetical (5% return before expenses)	$1,000.00	$1,019.36	$5.90

[3]	Expenses are equal to the fund’s annualized expense ratio for the most recent six-month period of 1.41%, 2.16%, 2.16%, and 1.16% for Class A, Class B, Class C, and Class Y, respectively, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year/365 (to reflect the one-half year period).

[4]	Based on the actual returns for the six-month period ended October 31, 2009 of 13.50%, 13.00%, 13.20%, and 13.68% for Class A, Class B, Class C, and Class Y, respectively.

First American Funds 2009 Annual Report   49

Expense Examples

 Mid Cap Value Fund

			Expenses Paid During
	Beginning Account	Ending Account	Period[1] (5/01/09 to
	Value (5/01/09)	Value (10/31/09)	10/31/09)

Class A Actual[2]	$1,000.00	$1,159.20	$6.75

Class A Hypothetical (5% return before expenses)	$1,000.00	$1,018.95	$6.31

Class B Actual[2]	$1,000.00	$1,155.00	$10.59

Class B Hypothetical (5% return before expenses)	$1,000.00	$1,015.38	$9.91

Class C Actual[2]	$1,000.00	$1,154.80	$10.81

Class C Hypothetical (5% return before expenses)	$1,000.00	$1,015.17	$10.11

Class R Actual[2]	$1,000.00	$1,157.50	$8.10

Class R Hypothetical (5% return before expenses)	$1,000.00	$1,017.69	$7.58

Class Y Actual[2]	$1,000.00	$1,160.70	$5.39

Class Y Hypothetical (5% return before expenses)	$1,000.00	$1,020.21	$5.04

[1]	Expenses are equal to the fund’s annualized expense ratio for the most recent six-month period of 1.24%, 1.95%, 1.99%, 1.49%, and 0.99% for Class A, Class B, Class C, Class R, and Class Y, respectively, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year/365 (to reflect the one-half year period).

[2]	Based on the actual returns for the six-month period ended October 31, 2009 of 15.92%, 15.50%, 15.48%, 15.75%, and 16.07% for Class A, Class B, Class C, Class R, and Class Y, respectively.

 Real Estate Securities Fund

			Expenses Paid During
	Beginning Account	Ending Account	Period[3] (5/01/2009 to
	Value (5/01/2009)	Value (10/31/09)	10/31/09)

Class A Actual[4]	$1,000.00	$1,253.10	$7.21

Class A Hypothetical (5% return before expenses)	$1,000.00	$1,018.80	$6.46

Class B Actual[4]	$1,000.00	$1,249.20	$11.45

Class B Hypothetical (5% return before expenses)	$1,000.00	$1,015.02	$10.26

Class C Actual[4]	$1,000.00	$1,248.70	$11.45

Class C Hypothetical (5% return before expenses)	$1,000.00	$1,015.02	$10.26

Class R Actual[4]	$1,000.00	$1,251.00	$8.62

Class R Hypothetical (5% return before expenses)	$1,000.00	$1,017.54	$7.73

Class Y Actual[4]	$1,000.00	$1,254.80	$5.80

Class Y Hypothetical (5% return before expenses)	$1,000.00	$1,020.06	$5.19

[3]	Expenses are equal to the fund’s annualized expense ratio for the most recent six-month period of 1.27%, 2.02%, 2.02%, 1.52%, and 1.02% for Class A, Class B, Class C, Class R, and Class Y, respectively, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year/365 (to reflect the one-half year period).

[4]	Based on the actual returns for the six-month period ended October 31, 2009 of 25.31%, 24.92%, 24.87%, 25.10%, and 25.48% for Class A, Class B, Class C, Class R and Class Y, respectively.

50   First American Funds 2009 Annual Report

 Small Cap Growth Opportunities Fund

			Expenses Paid During
	Beginning Account	Ending Account	Period[1] (5/01/09 to
	Value (5/01/09)	Value (10/31/09)	10/31/09)

Class A Actual[2]	$1,000.00	$1,215.50	$8.21

Class A Hypothetical (5% return before expenses)	$1,000.00	$1,017.80	$7.48

Class B Actual[2]	$1,000.00	$1,210.60	$12.37

Class B Hypothetical (5% return before expenses)	$1,000.00	$1,014.01	$11.27

Class C Actual[2]	$1,000.00	$1,210.80	$12.37

Class C Hypothetical (5% return before expenses)	$1,000.00	$1,014.01	$11.27

Class R Actual[2]	$1,000.00	$1,213.90	$9.60

Class R Hypothetical (5% return before expenses)	$1,000.00	$1,016.53	$8.74

Class Y Actual[2]	$1,000.00	$1,217.30	$6.82

Class Y Hypothetical (5% return before expenses)	$1,000.00	$1,019.06	$6.21

[1]	Expenses are equal to the fund’s annualized expense ratio for the most recent six-month period of 1.47%, 2.22%, 2.22%, 1.72%, and 1.22% for Class A, Class B, Class C, Class R, and Class Y, respectively, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year/365 (to reflect the one-half year period).

[2]	Based on the actual returns for the six-month period ended October 31, 2009 of 21.55%, 21.06%, 21.08%, 21.39%, and 21.73% for Class A, Class B, Class C, Class R, and Class Y, respectively.

 Small Cap Select Fund

			Expenses Paid During
	Beginning Account	Ending Account	Period[3] (5/01/09 to
	Value (5/01/09)	Value (10/31/09)	10/31/09)

Class A Actual[4]	$1,000.00	$1,152.40	$6.78

Class A Hypothetical (5% return before expenses)	$1,000.00	$1,018.90	$6.36

Class B Actual[4]	$1,000.00	$1,148.00	$10.77

Class B Hypothetical (5% return before expenses)	$1,000.00	$1,015.17	$10.11

Class C Actual[4]	$1,000.00	$1,148.70	$10.78

Class C Hypothetical (5% return before expenses)	$1,000.00	$1,015.17	$10.11

Class R Actual[4]	$1,000.00	$1,151.70	$8.08

Class R Hypothetical (5% return before expenses)	$1,000.00	$1,017.69	$7.58

Class Y Actual[4]	$1,000.00	$1,154.20	$5.38

Class Y Hypothetical (5% return before expenses)	$1,000.00	$1,020.21	$5.04

[3]	Expenses are equal to the fund’s annualized expense ratio for the most recent six-month period of 1.25%, 1.99%, 1.99%, 1.49%, and 0.99% for Class A, Class B, Class C, Class R, and Class Y, respectively, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year/365 (to reflect the one-half year period).

[4]	Based on the actual returns for the six-month period ended October 31, 2009 of 15.24%, 14.80%, 14.87%, 15.17%, and 15.42% for Class A, Class B, Class C, Class R, and Class Y, respectively.

First American Funds 2009 Annual Report   51

Expense Examples

 Small Cap Value Fund

			Expenses Paid During
	Beginning Account	Ending Account	Period[1] (5/01/09 to
	Value (5/01/09)	Value (10/31/09)	10/31/09)

Class A Actual[2]	$1,000.00	$1,148.00	$7.31

Class A Hypothetical (5% return before expenses)	$1,000.00	$1,018.40	$6.87

Class C Actual[2]	$1,000.00	$1,144.00	$11.35

Class C Hypothetical (5% return before expenses)	$1,000.00	$1,014.62	$10.66

Class R Actual[2]	$1,000.00	$1,145.70	$8.65

Class R Hypothetical (5% return before expenses)	$1,000.00	$1,017.14	$8.13

Class Y Actual[2]	$1,000.00	$1,148.10	$5.96

Class Y Hypothetical (5% return before expenses)	$1,000.00	$1,019.66	$5.60

[1]	Expenses are equal to the fund’s annualized expense ratio for the most recent six-month period of 1.35%, 2.10%, 1.60%, and 1.10% for Class A, Class C, Class R, and Class Y, respectively, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year/365 (to reflect the one-half year period).

[2]	Based on the actual returns for the six-month period ended October 31, 2009 of 14.80%, 14.40%, 14.57%, and 14.81% for Class A, Class C, Class R, and Class Y, respectively.

52   First American Funds 2009 Annual Report

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors
First American Investment Funds, Inc.

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of the Equity Income, Global Infrastructure, International, International Select, Large Cap Growth Opportunities, Large Cap Select, Large Cap Value, Mid Cap Growth Opportunities, Mid Cap Select (formerly Small-Mid Cap Core), Mid Cap Value, Real Estate Securities, Small Cap Growth Opportunities, Small Cap Select, and Small Cap Value Funds (series of First American Investment Funds, Inc.) (collectively, the “funds”) as of October 31, 2009, and the related statements of operations, the statements of changes in net assets and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the funds’ internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2009, by correspondence with the custodians and brokers, or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the funds listed above of the First American Investment Funds, Inc. at October 31, 2009, the results of their operations, the changes in their net assets and the financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Minneapolis, Minnesota
December 22, 2009

First American Funds 2009 Annual Report   53

Schedule of Investments  October 31, 2009, all dollars are rounded to thousands (000)

Equity Income Fund
DESCRIPTION	SHARES	FAIR VALUE

Common Stocks – 99.4%
Consumer Discretionary – 8.8%
Hasbro	284,998	$7,772
Home Depot ▼	468,022	11,743
J.C. Penney	193,083	6,397
McDonald’s	290,485	17,025
Time Warner	121,185	3,650
Yum! Brands ▼	406,314	13,388

		59,975

Consumer Staples – 8.0%
Altria Group	332,471	6,021
ConAgra Foods	242,133	5,085
Hormel Foods	184,363	6,722
Philip Morris International	197,096	9,334
SUPERVALU ▼	613,772	9,741
Sysco ▼	338,558	8,955
Unilever NV	275,917	8,523

		54,381

Energy – 15.3%
BP – ADR	126,105	7,140
Chevron	337,744	25,851
ConocoPhillips	397,988	19,971
Enbridge Energy Partners ▼	29,868	1,388
Enerplus Resources Fund ▼	170,729	3,708
Exterran Partners ▼	300,168	5,742
Exxon Mobil	329,788	23,636
Total – ADR	233,286	14,014
Williams ▼	159,259	3,002

		104,452

Financials – 15.5%
Aflac ▼	183,910	7,630
Annaly Capital Management – REIT ▼	473,883	8,013
Astoria Financial	547,891	5,468
Bank of America	1,048,995	15,294
Charles Schwab ▼	240,434	4,169
DCT Industrial Trust – REIT	339,380	1,537
Goldman Sachs Group ▼	69,236	11,782
JPMorgan Chase ▼	378,529	15,811
KeyCorp ▼	270,919	1,460
Liberty Property Trust – REIT	118,303	3,475
Mid-America Apartment Communities – REIT	92,461	4,052
Morgan Stanley	105,022	3,373
Old Republic International	147,612	1,577
Prudential Financial ▼	102,007	4,614
Regions Financial ▼	297,426	1,440
Ventas – REIT ▼	220,847	8,863
Wells Fargo	262,172	7,215

		105,773

Healthcare – 10.5%
Abbott Laboratories	282,450	14,283
Baxter International	138,176	7,470
Bristol-Myers Squibb	668,755	14,579
Covidien	241,690	10,180
Johnson & Johnson	235,083	13,881
McKesson	118,489	6,959
Pfizer	277,791	4,731

		72,083

Industrials – 14.4%
3M	163,737	12,046
Boeing	107,497	5,138
Emerson Electric ▼	450,766	17,016
General Dynamics	179,817	11,274
General Electric	897,963	12,805
Hubbell, Class B	99,002	4,211
IESI-BFC	313,787	4,032
Lockheed Martin	98,729	6,792
Manpower ▼	58,101	2,755
United Parcel Service, Class B	219,672	11,792
United Technologies ▼	176,498	10,846

		98,707

Information Technology – 13.5%
Analog Devices	315,643	8,090
Applied Materials	663,270	8,092
Automatic Data Processing ▼	62,812	2,500
Intel	710,642	13,580
MasterCard, Class A ▼	16,847	3,690
Maxim Integrated Products ▼	523,245	8,722
Microsoft	628,049	17,416
Molex, Class A	338,677	5,605
Oracle ▼	322,932	6,814
QUALCOMM	239,893	9,934
Texas Instruments	325,248	7,627

		92,070

Materials – 4.0%
E.I. Du Pont de Nemours	460,487	14,653
Praxair	89,716	7,127
Rio Tinto – ADR	30,725	5,470

		27,250

Telecommunication Services – 5.0%
AT&T	448,140	11,504
CenturyTel ▼	275,894	8,956
Verizon Communications	189,599	5,610
Windstream ▼	871,379	8,400

		34,470

Utilities – 4.4%
American Electric Power	95,948	2,899
Duke Energy	273,976	4,334
PNM Resources	672,213	7,206
Westar Energy	807,475	15,463

		29,902

Total Common Stocks
(Cost $575,322)		679,063

Short-Term Investment – 0.5%
First American Prime Obligations Fund, Class Z 0.148% Å Ω
(Cost $3,195)	3,194,515	3,195

Investment Purchased with Proceeds from Securities Lending – 14.8%
Mount Vernon Securities Lending Prime Portfolio 0.209% Ω †
(Cost $101,004)	101,003,734	101,004

Total Investments ▲ – 114.7%
(Cost $679,521)		783,262

Other Assets and Liabilities, Net – (14.7)%		(100,233)

Total Net Assets – 100.0%		$683,029

The accompanying notes are an integral part of the financial statements.

54   First American Funds 2009 Annual Report

Equity Income Fund (concluded)

▼	This security or a portion of this security is out on loan at October 31, 2009. Total loaned securities had a fair value of $93,490 at October 31, 2009. See note 2 in Notes to Financial Statements.

Å	Investment in affiliated security. This money market fund is advised by FAF Advisors, Inc., which also serves as advisor for this fund. See note 3 in Notes to Financial Statements.

Ω	The rate quoted is the annualized seven-day effective yield as of October 31, 2009.

†	The fund may loan securities representing up to one third of the fair value of its total assets (which includes collateral for securities on loan) to broker dealers, banks, or other institutional borrowers of securities. The fund maintains collateral equal to at least 100% of the fair value of the securities loaned. The adequacy of the collateral is monitored on a daily basis. The cash collateral received by the fund is invested in this affiliated money market fund. See note 2 in Notes to Financial Statements.

▲	On October 31, 2009, the cost of investments for federal income tax purposes was $679,462. The aggregate gross unrealized appreciation and depreciation of investments, based on this cost, were as follows:

Gross unrealized appreciation	$140,661
Gross unrealized depreciation	(36,861)

Net unrealized appreciation	$103,800

ADR –	American Depositary Receipt

REIT –	Real Estate Investment Trust

Global Infrastructure Fund
DESCRIPTION	SHARES	FAIR VALUE

Common Stocks – 95.9%
Australia – 4.4%
APA Group	45,931	$130
Asciano Group	131,594	176
Macquarie Infrastructure Group	214,735	275
Transurban Group	503,069	2,041

		2,622

Austria – 1.0%
Oesterreichische Elektrizitaetswirtschafts, Class A	13,918	625

Belgium – 0.2%
Elia System Operator	3,144	127

Brazil – 3.7%
Companhia de Concessoes Rodoviarias	47,039	930
Companhia de Transmissao de Energia Electrica Paulista	45,614	1,258
CPFL Energia – ADR	442	23

		2,211

Canada – 6.9%
Boralex, Class A ●	1,081	9
Brookfield Asset Management, Class A	14,482	303
Enbridge	46,682	1,813
Great Lakes Hydro Income Fund	11,423	193
TransCanada	42,547	1,299
TransCanada	16,833	516

		4,133

Chile – 0.5%
Empresa Nacional De Electricidad – ADR	2,626	120
Enersis – ADR	8,516	151

		271

China – 4.8%
Beijing Capital International Airport, Class H ●	145,490	98
China Communication Services, Class H	1,828,002	946
Dalian Port, Class H	1,319,383	479
Guangshen Railway – ADR	11,461	230
Hainan Meilan International Airport, Class H	142,509	114
Jiangsu Expressway, Class H	597,100	531
Xinao Gas Holdings	53,271	114
Zhejiang Expressway, Class H	438,866	373

		2,885

Denmark – 0.3%
AP Moller – Maersk, Class B	25	171

Finland – 0.5%
Fortum Oyj	11,792	279

France – 6.1%
Aeroports de Paris	11,039	838
GDF Suez	7,839	328
Societe des Autoroutes Paris-Rhin-Rhone	13,123	986
Suez Environment	5,100	113
Veolia Environnement – ADR	7,855	256
Vinci	21,677	1,131

		3,652

Germany – 4.3%
E.ON	27,187	1,042
Fraport	25,919	1,220
Hamburger Hafen und Logistik	8,234	321

		2,583

First American Funds 2009 Annual Report   55

Schedule of Investments  October 31, 2009, all dollars are rounded to thousands (000)

Global Infrastructure Fund (continued)
DESCRIPTION	SHARES	FAIR VALUE

Hong Kong – 10.1%
Beijing Enterprise	79,271	$475
Cheung Kong Infrastructure Holdings	393,776	1,400
China Everbright International	1,594,036	722
China Merchants Holdings International	97,436	311
China Resources Gas Group ⊡	342,864	332
China Water Affairs Group	210,551	61
Cosco Pacific	179,400	248
Guangdong Investment	812,236	424
Hopewell Highway Infrastructure	1,080,995	652
Hutchison Whampoa	110,401	775
MTR	107,632	381
NWS Holdings	88,403	168
Towngas China Company	114,326	46

		5,995

Italy – 2.7%
Aeroporto Venezia	281	2
Ansaldo STS	34,008	651
Atlantia	27,640	654
Snam Rete Gas	56,993	276

		1,583

Japan – 3.6%
Airport Facilities	34,302	203
East Japan Railway	5,044	323
Japan Airport Terminal	14,076	197
Kamigumi	99,763	749
Mitsubishi Logistics	13,808	150
Tokyo Electric Power Company	4,209	103
Tokyo Gas Company	101,503	402

		2,127

Luxembourg – 1.0%
SES	26,984	585

Mexico – 0.1%
Grupo Aeroportuario del Sureste – ADR	2,169	88

Netherlands – 0.9%
Koninklijke Vopak	7,935	535

New Zealand – 2.6%
Infratil	338,868	394
Port of Tauranga	131,986	664
Vector	342,863	475

		1,533

Norway – 0.3%
Hafslund, Class B	16,968	192

Portugal – 0.9%
Redes Energeticas Nacionais	122,351	536

Singapore – 4.8%
CitySpring Infrastructure Trust	5,154	2
ComfortDelGro Corporation	184,692	201
Hyflux	201,644	438
Hyflux Water Trust	49,986	24
SembCorp Industries	44,331	104
Singapore Airport Terminal Services	46,148	81
Singapore Post	564,530	379
Singapore Telecomm	390,247	809
SMRT	664,604	793

		2,831

Spain – 8.0%
Abertis Infraestructuras	100,587	2,139
Acciona	2,681	327
Cintra Concesiones de Infraestructuras de Transporte	32,478	334
Enagas	33,040	680
Iberdrola	54,415	493
Iberdrola Renovables	90,751	403
Red Electrica	7,813	403

		4,779

Switzerland – 1.7%
BKW FMB Energie	2,815	232
Flughafen Zuerich	2,677	779

		1,011

United Kingdom – 8.5%
Arriva	75,315	543
Balfour Beatty	225,521	980
Centrica	66,459	270
Forth Ports	22,316	404
International Power	174,645	725
National Grid – ADR	8,886	441
Pennon Group	6,668	50
Scottish & Southern Energy	41,238	728
Serco Group	18,649	154
United Utilities Group	105,580	761

		5,056

United States – 18.0%
American Tower, Class A ●	17,555	646
American Water Works	5,564	106
Aqua America	20,008	309
Brookfield Infrastructure Partners	72,394	1,050
California Water Service Group	8,780	321
Connecticut Water Service	3,524	79
El Paso	72,488	711
Exelon	7,224	339
FPL Group	15,915	781
ITC Holdings	13,544	602
Kinder Morgan Management	38,440	1,799
Northeast Utilities	17,936	413
Northwest Natural Gas	3,365	141
Piedmont Natural Gas	9,955	232
South Jersey Industries	13,346	471
Southern Union	42,899	839
Spectra Energy	97,378	1,862

		10,701

Total Common Stocks (Cost $54,653)		57,111

Preferred Stock – 0.8%
Brazil – 0.8%
Companhia de Gas de Sao Paulo, Class A
(Cost $425)	23,891	454

Short-Term Investment – 0.1%
State Street Institutional Liquid Reserves Fund, 0.250% Ω
(Cost $67)	67,144	67

Total Investments ▲ – 96.8%
(Cost $55,145)		57,632

Other Assets and Liabilities, Net – 3.2%		1,904

Total Net Assets – 100.0%		$59,536

The accompanying notes are an integral part of the financial statements.

56   First American Funds 2009 Annual Report

Global Infrastructure Fund (concluded)

●	Non-income producing security.

⊡	Security is internally fair valued. As of October 31, 2009, the fair value of this investment was $332 or 0.6% of total net assets. See note 2 in Notes to Financial Statements.

Ω	The rate quoted is the annualized seven-day effective yield as of October 31, 2009.

▲	On October 31, 2009, the cost of investments for federal income tax purposes was $55,676. The aggregate gross unrealized appreciation and depreciation of investments, based on this cost, were as follows:

Gross unrealized appreciation	$4,316
Gross unrealized depreciation	(2,360)

Net unrealized appreciation	$1,956

ADR –	American Depositary Receipt

At October 31, 2009, sector diversification of the fund was as follows:

	% of
Common and Preferred Stock	Net Assets	Fair Value

Industrials*	41.3%	$24,574
Utilities*	34.7	20,658
Energy	14.8	8,839
Telecommunication Services	4.0	2,401
Consumer Discretionary	1.0	585
Financials	0.9	508

Total Common and Preferred Stock	96.7	57,565

Total Short-Term Investment	0.1	67

Total Investments	96.8	57,632

Other Assets and Liabilities, Net	3.2	1,904

Net Assets	100.0%	$59,536

*	The fund is significantly invested in these sectors and therefore subject to additional risks. See note 7 in Notes to Financial Statements.

International Fund
DESCRIPTION	SHARES	FAIR VALUE

Common Stocks – 89.3%
Australia – 1.7%
APA Group	28,994	$82
Asciano Group ●	77,903	104
CSL	140,403	3,942
Macquarie Infrastructure Group	136,388	175
National Australia Bank	105,013	2,775
Newcrest Mining	135,260	3,888
Transurban Group	334,974	1,359

		12,325

Austria – 0.1%
Oesterreichische Elektrizitaetswirtschafts, Class A	8,721	391

Belgium – 0.6%
Anheuser-Busch InBev	84,968	3,989
Elia System Operator	2,255	91

		4,080

Brazil – 1.0%
Companhia de Concessoes Rodoviarias	29,414	581
Companhia de Transmissao de Energia Electrica Paulista	29,088	802
CPFL Energia – ADR	323	17
Petroleo Brasileiro – ADR	54,067	2,499
Vale – ADR	122,304	3,118

		7,017

Canada – 4.2%
Agrium	63,700	2,991
Boralex, Class A ●	674	6
Brookfield Asset Management, Class A	9,121	191
Cameco	178,850	4,866
Enbridge	29,587	1,149
EnCana	63,729	3,534
Great Lakes Hydro Income Fund	7,718	131
Inmet Mining	32,690	1,732
Manulife Financial	182,381	3,390
Shoppers Drug Mart	70,306	2,793
Suncor Energy	126,245	4,169
TransCanada	27,377	836
TransCanada	11,261	345
Yamana Gold	339,534	3,616

		29,749

Cayman Islands – 0.7%
New Oriental Education & Technology Group – ADR ●	31,349	2,190
Tencent Holdings	169,900	2,958

		5,148

Chile – 0.0%
Empresa Nacional de Electricidad – ADR	1,876	86
Enersis – ADR	5,984	106

		192

China – 1.8%
Agile Property Holdings	1,632,000	2,089
Beijing Capital International Airport, Class H ●	87,272	59
China Communication Services, Class H	1,184,917	613
China Communications Construction	1,848,000	1,987
China Merchants Bank	1,003,850	2,568
Dalian Port, Class H	843,651	306
Guangshen Railway – ADR	7,500	150
Hainan Meilan International Airport, Class H	100,621	81
Industrial & Commercial Bank of China, Class H	3,030,000	2,411
Jiangsu Expressway, Class H	388,186	345

First American Funds 2009 Annual Report   57

Schedule of Investments  October 31, 2009, all dollars are rounded to thousands (000)

International Fund (continued)
DESCRIPTION	SHARES	FAIR VALUE

PetroChina, Class H	1,798,000	$2,163
Xinao Gas Holdings	32,239	69
Zhejiang Expressway, Class H	284,313	242

		13,083

Denmark – 1.3%
AP Moller – Maersk, Class B	16	109
Novo Nordisk, Class B	64,893	4,032
Vestas Wind Systems ●	75,099	5,267

		9,408

Finland – 0.8%
Fortum Oyj	7,374	175
Nokia Oyj	436,227	5,510

		5,685

France – 9.2%
Aeroports de Paris	6,774	514
AXA	202,180	5,028
BNP Paribas	114,014	8,589
Carrefour	150,292	6,451
Electricite de France	111,688	6,225
GDF Suez	4,712	197
Iliad	59,308	6,422
L’oreal	49,213	5,032
Sanofi-Aventis	104,864	7,687
Societe des Autoroutes Paris-Rhin-Rhone	8,178	614
Suez Environment	3,543	79
Total	106,664	6,383
Total – ADR	62,358	3,746
UbiSoft Entertainment ●	178,716	2,817
Veolia Environnement – ADR	5,006	163
Vinci	13,436	701
Vivendi Universal	182,682	5,068

		65,716

Germany – 6.8%
Adidas	202,725	9,386
Allianz	35,543	4,074
BASF	36,620	1,960
Deutsche Boerse	50,245	4,070
E.ON	17,098	655
Fraport	16,044	755
Hamburger Hafen und Logistik	5,109	199
Metro	36,090	2,003
SAP	125,288	5,675
SAP – ADR	68,012	3,079
Siemens	61,280	5,538
Symrise	351,530	6,374
Wacker Chemie	33,506	4,814

		48,582

Hong Kong – 3.1%
Beijing Enterprise Holdings	48,511	290
Cheung Kong Holdings	430,653	5,466
Cheung Kong Infrastructure Holdings	275,126	978
China Everbright International	1,033,625	468
China Merchants Holdings International	60,360	193
China Resources Gas Group ⊡	217,873	211
China Water Affairs Group	124,645	36
COSCO Pacific	112,467	155
Esprit Holdings	692,900	4,613
Guangdong Investment	506,015	264
Hang Lung Properties	875,000	3,307
Hopewell Highway Infrastructure	789,158	476
Hutchison Whampoa	67,828	476
Li & Fung	1,114,000	4,633
MTR	65,741	233
NWS Holdings	56,976	108
Towngas China Company	55,920	22

		21,929

India – 0.6%
HDFC Bank – ADR	20,793	2,300
Infosys Technologies – ADR	42,879	1,972

		4,272

Ireland – 1.2%
Covidien	204,490	8,613

Israel – 0.4%
Teva Pharmaceutical Industries – ADR	52,983	2,675

Italy – 1.4%
Aeroporto Venezia	203	2
Ansaldo STS	110,856	2,122
Atlantia	18,658	441
Eni	181,091	4,485
Saipem	104,862	3,094
Snam Rete Gas	40,915	198

		10,342

Japan – 18.1%
Airport Facilities	20,197	119
Canon	97,747	3,685
East Japan Railway	3,233	207
FANUC	101,534	8,434
Fast Retailing	24,200	3,983
Japan Airport Terminal	8,360	117
Jupiter Telecommunications	5,644	5,159
Kamigumi	62,563	470
Keyence	17,613	3,497
Kose	215,585	4,716
Mitsubishi	363,507	7,707
Mitsubishi Logistics	8,680	94
Mitsui	313,412	4,116
Mitsui Sumitomo Insurance Group	135,953	3,165
NGK Insulators	253,000	5,675
Nintendo	23,367	5,861
Nipponkoa Insurance	991,520	5,398
Nomura Holdings	727,050	5,124
Nomura Research Institute	250,341	5,413
SECOM	70,887	3,307
Seven & I Holdings	309,048	6,766
Shin-Etsu Chemical	65,800	3,489
SMC	33,309	3,804
Sony Financial Holdings	1,708	4,901
Sugi Holdings	198,146	4,304
Sumitomo Metal Mining	367,137	5,806
Sumitomo Trust & Banking	513,392	2,675
Suzuki Motor	173,527	4,199
The Bank of Yokohama	757,497	3,720
The Joyo Bank	590,696	2,599
Tokyo Electric Power	3,021	74
Tokyo Gas	73,415	291
Toyota Motor	109,100	4,307
Yamada Denki	93,800	5,716

		128,898

Luxembourg – 0.6%
Millicom International Cellular – ADR ●	61,520	3,855
SES	16,859	365

		4,220

The accompanying notes are an integral part of the financial statements.

58   First American Funds 2009 Annual Report

International Fund (continued)
DESCRIPTION	SHARES	FAIR VALUE

Malaysia – 0.3%
Sime Darby Berhad	696,492	$1,801

Mexico – 0.4%
Grupo Aeroportuario del Sureste – ADR	1,612	65
Wal-Mart de Mexico – ADR	69,373	2,415

		2,480

Netherlands – 0.9%
Heineken	143,229	6,331
Koninklijke Vopak	5,090	344

		6,675

New Zealand – 0.1%
Infratil	207,994	242
Port of Tauranga	83,035	418
Vector	214,635	297

		957

Norway – 0.7%
Hafslund, Class B	9,842	111
Statoil	198,837	4,686

		4,797

Portugal – 0.5%
Energias de Portugal	799,074	3,534
Redes Energeticas Nacionais	78,563	344

		3,878

Russia – 0.3%
Gazprom – ADR	95,769	2,318

Singapore – 0.8%
CitySpring Infrastructure Trust	3,189	1
ComfortDelGro	108,762	118
DBS Group Holdings	454,386	4,161
Hyflux	136,469	296
Hyflux Water Trust	36,780	18
SembCorp Industries	26,269	62
Singapore Airport Terminal Services	25,562	45
Singapore Post	366,498	246
Singapore Telecommunications	258,358	536
SMRT	439,682	524

		6,007

South Africa – 0.5%
Gold Fields – ADR	96,082	1,225
MTN Group	137,949	2,054

		3,279

South Korea – 0.9%
KB Financial Group – ADR ●	36,608	1,737
Samsung Electronics	2,592	1,560
Samsung Electronics – GDR	9,299	2,843

		6,140

Spain – 2.4%
Abertis Infraestructuras	66,765	1,420
Acciona	1,662	202
Banco Santander	363,248	5,846
Banco Santander Euro ●	3,992	65
Cintra Concesiones de Infraestructuras de Transporte	23,839	245
Enagas	21,960	452
Gamesa Corporacion Tecnologica	153,246	2,800
Iberdrola	33,281	301
Iberdrola Renovables	55,430	246
Red Electrica	4,856	251
Telefonica	187,661	5,241

		17,069

Sweden – 1.4%
Atlas Copco, Class A	276,452	3,707
Ericsson	626,209	6,542

		10,249

Switzerland – 6.0%
ABB ●	183,792	3,419
BKW FMB Energie	1,766	145
Credit Suisse Group	83,586	4,468
Flughafen Zuerich	1,660	483
Foster Wheeler ●	93,933	2,629
Logitech International ●	184,337	3,134
Nestle	316,111	14,700
Novartis	150,272	7,825
Roche Holding	37,248	5,966

		42,769

Taiwan – 0.2%
Taiwan Semiconductor Manufacturing	932,887	1,692

Thailand – 0.4%
Bangkok Bank	758,381	2,544

United Kingdom – 18.3%
Anglo American ●	123,971	4,486
Antofagasta	130,464	1,644
ARM Holdings	2,117,101	5,143
Arriva	45,848	330
Autonomy ●	293,728	6,458
BAE Systems	362,247	1,863
Balfour Beatty	141,013	613
BG Group	204,696	3,524
BHP Billiton	194,558	5,242
BP – ADR	143,786	8,141
British Sky Broadcasting Group	498,724	4,348
Cadbury	432,185	5,464
Centrica	47,158	192
Diageo	459,706	7,488
Experian Group	759,153	6,937
Forth Ports	13,603	246
GlaxoSmithKline	467,320	9,586
ICAP	452,980	3,011
International Power	107,560	447
National Grid – ADR	6,592	327
Pennon Group	4,667	35
Prudential	579,006	5,259
Reed Elsevier	666,065	5,043
Rio Tinto	88,135	3,896
Scottish & Southern Energy	237,291	4,188
Serco Group	11,479	95
Smith & Nephew	477,763	4,223
Standard Chartered	286,212	7,021
Tesco	839,398	5,597
United Utilities Group	68,472	494
Vedanta Resources	221,499	7,579
Vodafone Group – ADR	282,726	6,274
WPP	562,851	5,044

		130,238

United States – 1.6%
American Tower, Class A ●	11,029	406
American Water Works	3,839	73
Aqua America	12,926	200
Brookfield Infrastructure Partners	53,542	776
California Water Service Group	5,660	207

First American Funds 2009 Annual Report   59

Schedule of Investments  October 31, 2009, all dollars are rounded to thousands (000)

International Fund (continued)
DESCRIPTION	SHARES/PAR	FAIR VALUE

Connecticut Water Service	2,287	$51
El Paso	45,425	446
Exelon	4,480	210
FPL Group	10,207	501
ITC Holdings	10,047	446
Kinder Morgan Management	24,688	1,156
Northeast Utilities	11,562	267
Northwest Natural Gas	2,082	87
Philip Morris International	96,691	4,579
Piedmont Natural Gas	6,206	144
South Jersey Industries	8,348	295
Southern Union	27,437	537
Spectra Energy	64,547	1,234

		11,615

Total Common Stocks
(Cost $530,600)		636,833

Preferred Stocks – 1.2%
Brazil – 0.4%
Companhia de Gas de Sao Paulo, Class A	15,000	285
Itau Unibanco Holding – ADR	139,996	2,679

		2,964

Germany – 0.8%
Henkel KGAA	123,790	5,638

Total Preferred Stocks
(Cost $5,530)		8,602

Right – 0.0%
Belgium – 0.0%
Fortis ● ¥ ⊡
(Cost $0)	303,628	—

Short-Term Investments – 9.2%
Money Market Fund – 5.9%
State Street Institutional Liquid Reserves Fund, 0.250% Ω	42,343,753	42,344

U.S. Treasury Obligation – 3.3%
U.S. Treasury Bill
0.227%, 11/19/2009 ☐	$23,600	23,597

Total Short-Term Investments
(Cost $65,941)		65,941

Total Investments ▲ – 99.7%
(Cost $602,071)		711,376

Other Assets and Liabilities, Net – 0.3%		2,178

Total Net Assets – 100.0%		$713,554

●	Non-income producing security.

¥	Security considered illiquid. As of October 31, 2009, the fair value of this investment was $0 or 0.0% of total net assets. See note 2 in Notes to Financial Statements.

⊡	Security is internally fair valued. As of October 31, 2009, the fair value of these investments was $211 or 0.0% of total net assets. See note 2 in Notes to Financial Statements.

Ω	The rate quoted is the annualized seven-day effective yield as of October 31, 2009.

☐	Security has been deposited as initial margin on open futures contracts. Yield shown is the annualized effective yield as of October 31, 2009. See note 2 in Notes to Financial Statements.
International Fund (continued)

▲	On October 31, 2009, the cost of investments for federal income tax purposes was $602,612. The aggregate gross unrealized appreciation and depreciation of investments, based on this cost, were as follows:

Gross unrealized appreciation	$130,560
Gross unrealized depreciation	(21,796)

Net unrealized appreciation	$108,764

ADR –	American Depositary Receipt

GDR –	Global Depositary Receipt

Schedule of Open Futures Contracts

		Number of
		Contracts	Notional	Unrealized
	Settlement	Purchased	Contract	Appreciation
Description	Month	(Sold)	Value	(Depreciation)

British Pound Currency Futures	December 2009	(70)	$ (7,193)	$37
CAC 40 10 Euro Index Futures	December 2009	439	23,142	(868)
DAX Index Futures	December 2009	115	22,862	(959)
Dow Jones Euro STOXX 50 Futures	December 2009	878	35,223	(1,369)
E-Mini MSCI EAFE Index Futures	December 2009	77	5,790	(151)
E-Mini MSCI Emerging Markets Index Futures	December 2009	(283)	(12,678)	485
FTSE/JSE Top 40 Index Futures	December 2009	(208)	(6,346)	(231)
Hang Seng China Enterprises Index Futures	November 2009	76	6,238	(129)
IBEX 35 Index Futures	November 2009	(63)	(10,516)	295
Mexican Bolsa Index Futures	December 2009	(320)	(6,986)	219
Nasdaq 100 E-Mini Futures	December 2009	(29)	(966)	33
Nikkei 225 Index Futures	December 2009	(28)	(3,114)	(44)
OMXS30 Index Futures	November 2009	(298)	(3,964)	(127)
Russell 2000 Mini Index Futures	December 2009	(288)	(16,180)	905
S&P 500 Futures	December 2009	(57)	(14,720)	186
S&P MIB Index Futures	December 2009	40	6,477	(484)
S&P TSE 60 Futures	December 2009	(135)	(16,112)	551
SGX CNX Nifty Index Futures	November 2009	922	8,659	(469)
SGX MSCI Singapore Index Futures	November 2009	49	2,207	(40)
SPI 200 Futures	December 2009	363	37,773	268
Swiss Market Index Futures	December 2009	143	8,754	(185)

				$(2,077)

The accompanying notes are an integral part of the financial statements.

60   First American Funds 2009 Annual Report

International Fund (concluded)

At October 31, 2009, sector diversification of the fund was as follows:

	% of
Common and Preferred Stock	Net Assets	Fair Value

Financials	15.5%	$110,751
Consumer Staples	12.4	88,266
Industrials	12.1	86,409
Information Technology	9.5	67,839
Consumer Discretionary	9.0	64,054
Materials	8.7	61,860
Energy	8.3	59,309
Healthcare	7.6	54,549
Utilities	3.8	26,998
Telecommunication Services	3.6	25,400

Total Common and Preferred Stock	90.5	645,435

Total Rights	—	—

Total Short-Term Investments	9.2	65,941

Total Investments	99.7	711,376

Other Assets and Liabilities, Net	0.3	2,178

Net Assets	100.0%	$713,554

International Select Fund
DESCRIPTION	SHARES	FAIR VALUE

Common Stocks – 83.4%
Australia – 2.4%
APA Group	15,075	$43
Asciano Group	40,502	54
BHP Billiton	98,698	3,237
CSL	101,404	2,847
Macquarie Infrastructure Group	70,906	91
National Australia Bank	62,197	1,643
Newcrest Mining	80,109	2,303
Rio Tinto	63,008	3,493
Transurban Group	174,139	706

		14,417

Austria – 0.0%
Oesterreichische Elektrizitaetswirtschafts, Class A	4,535	204

Belgium – 0.4%
Anheuser-Busch InBev	44,344	2,082
Elia System Operator	1,172	47

		2,129

Brazil – 3.9%
Banco do Brasil	263,600	4,221
Cia Brasileira de Meios de Pagamento	351,000	3,218
Companhia de Concessoes Rodoviarias	113,193	2,236
Companhia de Transmissao de Energia Electrica Paulista	15,118	417
CPFL Energia – ADR	168	9
Fertilizantes Fosfatados ●	41,600	395
Natura Cosmeticos	55,200	989
Petroleo Brasileiro – ADR	61,893	2,861
Redecard	194,230	2,883
Souza Cruz	58,599	2,069
Vale – ADR	150,025	3,824

		23,122

Canada – 3.7%
Agrium	37,730	1,771
Boralex, Class A ●	350	3
Brookfield Asset Management, Class A	4,741	99
Cameco	143,113	3,894
Enbridge	15,383	598
EnCana	37,747	2,093
First Quantum Minerals	15,000	1,026
Great Lakes Hydro Income Fund	4,015	68
Inmet Mining	17,734	940
Inmet Mining	1,630	86
Manulife Financial	172,955	3,215
Shoppers Drug Mart	53,244	2,115
Suncor Energy	92,905	3,068
TransCanada	14,234	435
TransCanada	5,854	179
Yamana Gold	201,099	2,142

		21,732

Chile – 0.0%
Empresa Nacional de Electricidad – ADR	975	45
Enersis – ADR	3,112	55

		100

China – 3.0%
Agile Property Holdings	2,062,000	2,639
Beijing Capital International Airport, Class H ●	45,373	31
China Communication Services, Class H	616,127	319
China Communications Construction	1,902,000	2,045
China Merchants Bank	933,900	2,389
Dalian Port, Class H	438,461	159

First American Funds 2009 Annual Report   61

Schedule of Investments  October 31, 2009, all dollars are rounded to thousands (000)

International Select Fund (continued)
DESCRIPTION	SHARES	FAIR VALUE

Guangshen Railway – ADR	3,899	$78
Hainan Meilan International Airport, Class H	52,332	42
Industrial & Commercial Bank of China, Class H	2,883,000	2,294
Jiangsu Expressway, Class H	201,818	179
NetEase.com – ADR ●	26,000	1,004
New Oriental Education & Technology Group – ADR ●	28,553	1,994
PetroChina, Class H	1,712,000	2,060
Shougang Concord International Enterprises	3,634,000	626
Xinao Gas Holdings	16,755	36
Zhejiang Expressway, Class H	147,821	126

		17,788

Denmark – 0.9%
AP Moller – Maersk, Class B	8	55
Novo Nordisk, Class B	34,035	2,114
Vestas Wind Systems ●	47,748	3,349

		5,518

Egypt – 0.7%
Commercial International Bank	105,346	1,085
Eastern Tobacco	23,806	559
Mobinil	18,297	700
Orascom Construction Industries	43,803	2,070

		4,414

Finland – 0.6%
Fortum Oyj	3,834	91
Nokia Oyj	258,369	3,263

		3,354

France – 6.5%
Aeroports de Paris	3,522	267
AXA	129,131	3,212
BNP Paribas	66,905	5,040
Carrefour	89,014	3,821
Electricite de France	68,970	3,844
GDF Suez	2,449	102
Iliad	32,081	3,474
L’oreal	29,149	2,980
Sanofi-Aventis	62,109	4,553
Societe des Autoroutes Paris-Rhin-Rhone	4,253	319
Suez Environment	1,842	41
Total	63,173	3,780
Total – ADR	32,199	1,934
UbiSoft Entertainment ●	105,848	1,668
Veolia Environnement – ADR	2,603	85
Vinci	6,985	365
Vivendi Universal	108,199	3,002

		38,487

Germany – 5.0%
Adidas	120,383	5,574
Allianz	21,054	2,413
BASF	21,691	1,161
Deutsche Boerse	34,021	2,755
E.ON	8,890	341
Fraport	8,341	393
Hamburger Hafen und Logistik	2,657	104
Metro	21,375	1,186
SAP	74,203	3,361
SAP – ADR	45,824	2,074
Siemens	36,295	3,280
Symrise	208,206	3,775
Wacker Chemie	20,269	2,912

		29,329

Hong Kong – 2.8%
Beijing Enterprises Holdings	25,223	151
Cheung Kong Holdings	254,965	3,236
Cheung Kong Infrastructure Holdings	143,059	509
China Everbright International	537,339	243
China Merchants Holdings International	31,382	100
China Resources Gas Group ⊡	113,263	110
China Water Affairs Group	64,804	19
COSCO Pacific	58,451	81
Esprit Holdings	445,900	2,968
Guangdong Investment	263,082	137
Hang Lung Properties	566,000	2,139
Hopewell Highway Infrastructure	410,396	248
Hutchison Whampoa	35,264	247
Li & Fung	790,000	3,285
MTR	34,179	121
NWS Holdings	29,621	56
Tencent Holdings	233,200	4,061
Towngas China Company	29,073	12

		15,956

India – 1.6%
HDFC Bank – ADR	27,158	3,004
Infosys Technologies – ADR	69,909	3,216
Jindal Steel & Power	80,235	1,081
Punjab National Bank	102,134	1,834

		9,135

Indonesia – 0.8%
Bank Mandiri	3,075,700	1,476
Tambang Batubara Bukit Asam	364,500	568
Telekomunikasi Indonesia – ADR	55,500	1,882
United Tractors	609,166	934

		4,860

Ireland – 0.9%
Covidien	121,080	5,100

Israel – 0.9%
Cellcom Israel	15,700	472
Delek Automotive Systems	62,612	711
Israel Chemicals	165,493	1,933
Teva Pharmaceutical Industries – ADR	41,751	2,108

		5,224

Italy – 1.1%
Aeroporto Venezia	105	1
Ansaldo STS	64,148	1,228
Atlantia	9,700	229
Eni	107,255	2,656
Saipem	66,734	1,969
Snam Rete Gas	22,997	112

		6,195

Japan – 12.2%
Airport Facilities	10,501	62
Canon	57,888	2,183
East Japan Railway	1,681	108
FANUC	53,295	4,427
Fast Retailing	16,000	2,633
Japan Airport Terminal	4,347	61
Jupiter Telecommunications	2,769	2,531
Kamigumi	32,527	244
Keyence	10,429	2,070
Kose	109,813	2,402
Mitsubishi	215,274	4,564
Mitsubishi Logistics	4,512	49
Mitsui	185,618	2,438

The accompanying notes are an integral part of the financial statements.

62   First American Funds 2009 Annual Report

International Select Fund (continued)
DESCRIPTION	SHARES	FAIR VALUE

Mitsui Sumitomo Insurance Group	80,514	$1,874
NGK Insulators	128,000	2,871
Nintendo	13,838	3,471
Nipponkoa Insurance	587,047	3,196
Nomura Holdings	430,601	3,035
Nomura Research Institute	145,500	3,146
SECOM	41,977	1,959
Seven & I Holdings	183,033	4,007
Shin-Etsu Chemical	33,300	1,766
SMC	19,700	2,250
Sony Financial Holdings	693	1,989
Sugi Holdings	117,353	2,549
Sumitomo Metal Mining	217,289	3,436
Sumitomo Trust & Banking	303,686	1,582
Suzuki Motor	102,759	2,486
The Bank of Yokohama	448,537	2,203
The Joyo Bank	349,425	1,537
Tokyo Electric Power	1,571	39
Tokyo Gas	38,176	151
Toyota Motor	57,000	2,250
Yamada Denki	37,260	2,271

		71,840

Luxembourg – 0.5%
Millicom International Cellular – ADR ●	42,783	2,681
SES	8,765	190

		2,871

Malaysia – 0.3%
British American Tobacco	50,400	662
PLUS Expressways	114,000	110
Sime Darby Berhad	412,466	1,066

		1,838

Mexico – 1.8%
America Movil, Series L – ADR	48,900	2,158
Desarrolladora Homex – ADR ●	28,500	1,013
Fomento Economico Mexicano – ADR	36,340	1,574
Grupo Aeroportuario del Sureste – ADR	907	37
Grupo Mexico, Series B	340,250	676
Grupo Televisa – ADR	117,400	2,273
Kimberly-Clark de Mexico, Series A	133,500	527
Wal-Mart de Mexico – ADR	60,265	2,098

		10,356

Netherlands – 0.7%
Heineken	84,833	3,750
Koninklijke Vopak	2,645	178

		3,928

New Zealand – 0.1%
Infratil	108,138	126
Port of Tauranga	43,172	217
Vector	111,592	155

		498

Norway – 0.5%
Hafslund, Class B	5,118	58
Statoil	117,768	2,775

		2,833

Pakistan – 0.1%
Pakistan Petroleum	340,632	717

Philippines – 0.5%
Philippine Long Distance Telephone – ADR	51,300	2,734

Portugal – 0.4%
Energias de Portugal	473,131	2,092
Redes Energeticas Nacionais	40,842	179

		2,271

Russia – 2.3%
Gazprom – ADR	97,132	2,350
LUKOIL – ADR	57,400	3,330
Magnit – GDR ●	61,600	801
Mobile TeleSystems – ADR	68,900	3,121
Oriflame Cosmetics – SDR	19,205	1,064
TNK-BP Holding	741,589	1,358
Uralkali – GDR, Class S ●	54,304	1,222

		13,246

Singapore – 0.6%
CitySpring Infrastructure Trust	1,657	1
ComfortDelGro	56,546	61
DBS Group Holdings	269,336	2,466
Hyflux	70,946	154
Hyflux Water Trust	18,000	9
SembCorp Industries	13,658	32
Singapore Airport Terminal Services	13,290	23
Singapore Post	190,551	128
Singapore Telecommunications	134,328	279
SMRT	228,610	273

		3,426

South Africa – 3.2%
Gold Fields – ADR	56,910	725
Kumba Iron Ore	43,608	1,302
Massmart Holdings	99,357	1,148
MTN Group	126,274	1,880
Murray & Roberts Holdings	250,495	1,788
Nedbank Group	156,022	2,345
Pretoria Portland Cement	283,592	1,187
Sanlam	973,555	2,673
Shoprite Holdings	69,411	566
Standard Bank Group	150,569	1,879
Tiger Brands	74,710	1,496
Truworths International	273,203	1,564

		18,553

South Korea – 2.5%
Amore Pacific	600	415
Hite Brewery	6,418	873
KB Financial Group – ADR ●	21,680	1,029
KT&G	28,320	1,649
NHN ●	15,304	2,257
S1	1,446	58
Samsung Electronics	1,533	923
Samsung Electronics – GDR	11,946	3,653
Shinhan Financial Group – ADR	27,448	2,076
Woongjin Coway	55,769	1,864

		14,797

Spain – 1.6%
Abertis Infraestructuras	34,708	738
Acciona	865	105
Banco Santander	164,104	2,641
Banco Santander Euro ●	1,803	29
Cintra Concesiones de Infraestructuras de Transporte	12,398	128
Enagas	11,868	244
Gamesa Corporacion Tecnologica	89,888	1,643
Iberdrola	17,304	157
Iberdrola Renovables	28,819	128

First American Funds 2009 Annual Report   63

Schedule of Investments  October 31, 2009, all dollars are rounded to thousands (000)

International Select Fund (continued)
DESCRIPTION	SHARES	FAIR VALUE

Red Electrica	2,524	$130
Telefonica	125,323	3,500

		9,443

Sweden – 1.0%
Atlas Copco, Class A	154,138	2,067
Ericsson	370,893	3,875

		5,942

Switzerland – 4.1%
ABB ●	109,266	2,033
BKW FMB Energie	919	76
Credit Suisse Group	48,865	2,612
Flughafen Zuerich	863	251
Foster Wheeler ●	55,632	1,557
Logitech International ●	126,756	2,155
Nestle	172,193	8,007
Novartis	80,392	4,186
Roche Holding	20,583	3,297

		24,174

Taiwan – 1.0%
Advanced Semiconductor Engineering	924,233	728
Hon Hai Precision Industry	405,105	1,587
HTC	113,250	1,125
Taiwan Semiconductor Manufacturing	1,387,514	2,517

		5,957

Thailand – 0.5%
Bangkok Bank	449,113	1,506
Banpu Public	64,500	829
Kasikornbank Public	321,600	780

		3,115

Turkey – 1.2%
Akbank T.A.S.	337,907	1,825
Koc Holding	274,682	700
Turkcell Iletisim Hizmetleri – ADR	103,200	1,696
Turkiye Is Bankasi, Class C	804,908	3,048

		7,269

United Kingdom – 12.0%
Anglo American ●	73,424	2,657
Antofagasta	77,270	973
ARM Holdings	1,184,112	2,876
Arriva	23,837	172
Autonomy ●	189,719	4,171
BAE Systems	214,549	1,103
Balfour Beatty	73,312	319
BG Group	130,769	2,251
BP – ADR	85,161	4,822
British Sky Broadcasting Group	254,076	2,215
Cadbury	225,809	2,855
Centrica	26,506	108
Diageo	272,273	4,435
Experian Group	449,633	4,109
Forth Ports	7,072	128
GlaxoSmithKline	276,695	5,676
ICAP	296,302	1,969
International Power	55,921	232
National Grid – ADR	3,705	184
Pennon Group	2,428	18
Prudential	385,406	3,501
Reed Elsevier	394,497	2,987
Scottish & Southern Energy	138,703	2,448
Serco Group	5,968	49
Smith & Nephew	231,355	2,045
Standard Chartered	158,506	3,888
Tesco	435,957	2,907
United Utilities Group	35,603	257
Vedanta Resources	139,022	4,757
Vodafone Group – ADR	167,453	3,716
WPP	307,277	2,754
WPP Group ●	26,090	234

		70,816

United States – 1.1%
American Tower, Class A ●	5,734	211
American Water Works	1,997	38
Aqua America	6,718	104
Brookfield Infrastructure Partners	30,095	436
California Water Service Group	2,942	108
Connecticut Water Service	1,189	27
El Paso	23,617	232
Exelon	2,329	109
FPL Group	5,306	261
ITC Holdings	5,335	237
Kinder Morgan Management	12,836	601
Northeast Utilities	6,009	139
Northwest Natural Gas	1,082	45
Philip Morris International	57,269	2,712
Piedmont Natural Gas	3,227	75
South Jersey Industries	4,340	153
Southern Union	14,265	279
Spectra Energy	33,550	641

		6,408

Total Common Stocks
(Cost $463,635)		490,096

Preferred Stocks – 1.7%
Brazil – 1.2%
AES Tiete	32,214	363
Companhia de Gas de Sao Paulo, Class A	7,800	148
Companhia Energetica de Minas Gerais – ADR	49,800	786
Eletropaulo Metropolitana, Class B	32,200	602
Itau Unibanco Holding – ADR	161,705	3,095
Suzano Papel e Celulose	24,910	217
Usinas Siderurgicas de Minas Gerais, Class A	66,900	1,747

		6,958

Germany – 0.5%
Henkel KGAA	73,316	3,339

Total Preferred Stocks
(Cost $9,223)		10,297

Short-Term Investments – 14.7%
Money Market Fund – 10.6%
State Street Institutional Liquid Reserves Fund
0.250% Ω	62,129,377	62,129

U.S. Treasury Obligation – 4.1%
U.S. Treasury Bill
0.131%, 11/19/2009 ☐	$24,150	24,149

Total Short-Term Investments
(Cost $86,278)		86,278

Total Investments ▲ – 99.8%
(Cost $559,136)		586,671

Other Assets and Liabilities, Net – 0.2%		1,288

Total Net Assets – 100.0%		$587,959

The accompanying notes are an integral part of the financial statements.

64   First American Funds 2009 Annual Report

International Select Fund (continued)

●	Non-income producing security.

⊡	Security is internally fair valued. As of October 31, 2009, the fair value of this investment was $110 or 0.0% of total net assets. See note 2 in Notes to Financial Statements.

Ω	The rate quoted is the annualized seven-day effective yield as of October 31, 2009.

☐	Security has been deposited as initial margin on open futures contracts. Yield shown is the annualized effective yield as of October 31, 2009. See note 2 in Notes to Financial Statements.

▲	On October 31, 2009, the cost of investments for federal income tax purposes was $565,861. The aggregate gross unrealized appreciation and depreciation of investments, based on this cost, were as follows:

Gross unrealized appreciation	$57,059
Gross unrealized depreciation	(36,249)

Net unrealized appreciation	$20,810

ADR –	American Depositary Receipt

GDR –	Global Depositary Receipt

SDR –	Swedish Depositary Receipt

Schedule of Open Futures Contracts

		Number of
		Contracts	Notional	Unrealized
	Settlement	Purchased	Contract	Appreciation
Description	Month	(Sold)	Value	(Depreciation)

British Pound Currency Futures	December 2009	(57)	$(5,857)	$22
CAC 40 10 Euro Index Futures	December 2009	280	14,760	(562)
DAX Index Futures	December 2009	62	12,326	(526)
FTSE/JSE Top 40 Index Futures	December 2009	(130)	(3,966)	(92)
Hang Seng China Enterprises Index Futures	November 2009	257	21,093	(438)
IBEX 35 Index Futures	November 2009	(55)	(9,181)	258
Mexican Bolsa Index Futures	December 2009	(130)	(2,838)	89
MSCI Taiwan Index Futures	November 2009	215	5,708	(216)
Nasdaq 100 E-Mini Futures	December 2009	(29)	(966)	33
Nikkei 225 Index Futures	December 2009	(60)	(6,672)	(94)
OMXS30 Index Futures	November 2009	(298)	(3,964)	(128)
Russell 2000 Mini Index Futures	December 2009	(319)	(17,921)	1,205
S&P 500 Futures	December 2009	(58)	(14,979)	262
S&P MIB Index Futures	December 2009	34	5,505	(411)
S&P TSE 60 Futures	December 2009	276	32,940	(1,109)
SGX CNX Nifty Index Futures	November 2009	1,197	11,242	(609)
SGX MSCI Singapore Index Futures	November 2009	98	4,414	(80)
SPI 200 Futures	December 2009	269	27,991	186
Swiss Market Index Futures	December 2009	121	7,407	(154)

				$(2,364)

International Select Fund (concluded)

At October 31, 2009, sector diversification of the fund was as follows:

	% of
	Net Assets	Fair Value

Common and Preferred Stocks
Financials	16.2%	$95,535
Consumer Staples	11.2	65,637
Information Technology	10.5	61,485
Industrials	9.8	57,931
Materials	8.7	50,975
Energy	7.9	46,280
Consumer Discretionary	7.6	44,799
Healthcare	5.4	31,926
Telecommunication Services	4.9	28,823
Utilities	2.9	17,002

Total Common and Preferred Stocks	85.1	500,393

Total Short-Term Investments	14.7	86,278

Total Investments	99.8	586,671

Other Assets and Liabilities, Net	0.2	1,288

Net Assets	100.0%	$587,959

First American Funds 2009 Annual Report   65

Schedule of Investments  October 31, 2009, all dollars are rounded to thousands (000)

Large Cap Growth Opportunities Fund
DESCRIPTION	SHARES	FAIR VALUE

Common Stocks – 99.5%
Consumer Discretionary – 15.2%
Amazon.com ▼ ●	102,594	$12,189
Carnival	132,189	3,849
Chipotle Mexican Grill, Class A ▼ ●	47,254	3,851
Coach	78,562	2,590
Dick’s Sporting Goods ▼ ●	219,853	4,988
Harman International Industries	87,942	3,308
J. Crew Group ▼ ●	159,197	6,492
Nordstrom	164,633	5,232
Polo Ralph Lauren ▼	116,272	8,653
Priceline.com ▼ ●	71,061	11,213
Target	174,505	8,451
Walt Disney	196,458	5,377
WMS Industries ●	59,670	2,386
Wynn Resorts ▼ ●	90,975	4,933

		83,512

Consumer Staples – 7.4%
Colgate-Palmolive ▼	89,964	7,074
CVS Caremark	185,416	6,545
Kellogg ▼	210,383	10,843
Philip Morris International	345,740	16,374

		40,836

Energy – 5.7%
Dril-Quip ●	80,237	3,899
Occidental Petroleum	64,994	4,932
Petroleo Brasileiro – ADR	104,832	4,845
Pioneer Natural Resources	104,646	4,302
Schlumberger	130,043	8,088
Southwestern Energy ●	120,466	5,250

		31,316

Financials – 6.1%
American Express	213,595	7,442
BlackRock ▼	41,085	8,894
Goldman Sachs Group ▼	70,123	11,933
JPMorgan Chase	125,653	5,249

		33,518

Healthcare – 10.5%
Amgen ●	73,519	3,950
Baxter International	114,115	6,169
DENTSPLY International	184,842	6,092
Edwards Lifesciences ●	56,492	4,346
Express Scripts ●	112,572	8,997
Gilead Sciences ●	96,435	4,103
Illumina ▼ ●	119,518	3,837
Medco Health Solutions ●	199,661	11,205
Teva Pharmaceutical – ADR ▼	85,312	4,307
Thermo Fisher Scientific ▼ ●	101,361	4,561

		57,567

Industrials – 10.4%
3M	130,921	9,632
Boeing	58,255	2,785
C.H. Robinson Worldwide	113,016	6,228
Cummins	115,730	4,983
Joy Global ▼	113,540	5,724
Manpower	74,331	3,524
Precision Castparts	80,731	7,712
Robert Half International ▼	219,722	5,097
United Technologies	134,138	8,243
Verisk Analytics, Class A ●	112,823	3,095

		57,023

Information Technology ⊳ – 39.3%
Accenture, Class A	75,099	2,785
Adobe Systems ●	135,273	4,456
Altera	169,137	3,347
Amphenol, Class A	97,599	3,916
Analog Devices	104,033	2,666
Apple ●	166,983	31,476
Applied Materials ▼	317,872	3,878
BMC Software ▼ ●	123,094	4,574
Broadcom, Class A ▼ ●	203,334	5,411
Cisco Systems ●	803,338	18,356
Dolby Laboratories, Class A ●	140,611	5,897
eBay ●	173,758	3,870
Equinix ▼ ●	44,282	3,778
F5 Networks ●	157,875	7,087
Google, Class A ▼ ●	20,480	10,980
Hewlett-Packard	332,192	15,766
IBM	67,781	8,175
Lam Research ▼ ●	145,459	4,905
MasterCard, Class A	30,614	6,705
Microsoft	336,251	9,324
Oracle	420,073	8,864
QUALCOMM	225,559	9,340
Red Hat ●	151,458	3,909
Salesforce.com ●	133,362	7,568
Sybase ▼ ●	111,064	4,394
Teradata ●	218,755	6,099
Visa, Class A ▼	155,700	11,796
Yahoo! ●	416,223	6,618

		215,940

Materials – 3.1%
Ecolab ▼	114,349	5,027
Freeport-McMoRan Copper & Gold	73,729	5,409
Praxair	81,815	6,499

		16,935

Telecommunication Services – 1.8%
American Tower, Class A ●	270,033	9,943

Total Common Stocks
(Cost $461,567)		546,590

Short-Term Investment – 0.7%
First American Prime Obligations Fund, Class Z
0.148% Å Ω
(Cost $3,966)	3,966,189	3,966

Investment Purchased with Proceeds from Securities Lending – 19.1%
Mount Vernon Securities Lending Prime Portfolio
0.209% Ω †
(Cost $104,521)	104,521,135	104,521

Total Investments ▲ – 119.3%
(Cost $570,054)		655,077

Other Assets and Liabilities, Net – (19.3)%		(105,967)

Total Net Assets – 100.0%		$549,110

▼	This security or a portion of this security is out on loan at October 31, 2009. Total loaned securities had a fair value of $99,135 at October 31, 2009. See note 2 in Notes to Financial Statements.

●	Non-income producing security.

⊳	The fund is significantly invested in this sector and therefore is subject to additional risks. See note 7 in Notes to Financial Statements.

The accompanying notes are an integral part of the financial statements.

66   First American Funds 2009 Annual Report

Large Cap Growth Opportunities Fund (concluded)

Å	Investment in affiliated security. This money market fund is advised by FAF Advisors, Inc., which also serves as advisor for this fund. See note 3 in Notes to Financial Statements.

Ω	The rate quoted is the annualized seven-day effective yield as of October 31, 2009.

†	The fund may loan securities representing up to one third of the fair value of its total assets (which includes collateral for securities on loan) to broker-dealers, banks, or other institutional borrowers of securities. The fund maintains collateral equal to at least 100% of the fair value of the securities loaned. The adequacy of the collateral is monitored on a daily basis. The cash collateral received by the fund is invested in this affiliated money market fund. See note 2 in Notes to Financial Statements.

▲	On October 31, 2009, the cost of investments for federal income tax purposes was $574,781. The aggregate gross unrealized appreciation and depreciation of investments, based on this cost, were as follows:

Gross unrealized appreciation	$101,130
Gross unrealized depreciation	(20,834)

Net unrealized appreciation	$80,296

ADR –	American Depositary Receipt

Large Cap Select Fund
DESCRIPTION	SHARES	FAIR VALUE

Common Stocks – 99.9%
Consumer Discretionary – 15.4%
Coach	100,979	$3,329
Discovery Communications, Class A ▼ ●	52,411	1,441
Expedia ●	70,448	1,597
Guess?	40,216	1,470
Hasbro	44,405	1,211
Jarden	82,283	2,254
Panera Bread, Class A ▼ ●	28,359	1,701
Priceline.com ▼ ●	10,255	1,618
Target	37,920	1,837
WABCO Holdings	96,028	2,278
Walt Disney	76,374	2,090
WMS Industries ●	59,274	2,370

		23,196

Consumer Staples – 3.2%
Coca-Cola	18,970	1,011
CVS Caremark	57,448	2,028
General Mills	26,864	1,771

		4,810

Energy – 12.8%
Alpha Natural Resources ▼ ●	18,019	612
Apache	27,430	2,582
Chevron	37,835	2,896
Exxon Mobil	35,237	2,525
Occidental Petroleum ▼	36,470	2,767
Oceaneering International ●	14,918	762
Pioneer Natural Resources ▼	56,212	2,311
Whiting Petroleum ▼ ●	28,706	1,619
Williams	95,636	1,803
XTO Energy	32,764	1,362

		19,239

Financials – 18.7%
ACE	31,977	1,642
Bank of America	353,017	5,147
BlackRock ▼	7,499	1,624
Comerica ▼	67,999	1,887
Discover Financial Services ▼	123,373	1,745
Goldman Sachs Group ▼	23,153	3,940
JPMorgan Chase	132,971	5,554
KeyCorp ▼	247,640	1,335
Lincoln National	43,300	1,032
Regions Financial ▼	283,932	1,374
Wells Fargo	106,515	2,931

		28,211

Healthcare – 9.5%
Allergan	31,972	1,798
Amgen ●	43,473	2,336
Bristol-Myers Squibb	105,164	2,293
Forest Laboratories ●	50,600	1,400
Medco Health Solutions ●	28,830	1,618
Pfizer	218,702	3,724
Thermo Fisher Scientific ▼ ●	24,970	1,124

		14,293

First American Funds 2009 Annual Report   67

Schedule of Investments  October 31, 2009, all dollars are rounded to thousands (000)

Large Cap Select Fund (continued)
DESCRIPTION	SHARES	FAIR VALUE

Industrials – 10.1%
Boeing ▼	31,737	$1,517
Illinois Tool Works	28,614	1,314
Ingersoll-Rand	48,054	1,518
Manitowoc ▼	165,426	1,512
Manpower ▼	29,596	1,403
Oshkosh	48,794	1,525
Rockwell Collins	38,401	1,935
Tyco International	46,348	1,555
United Technologies	32,017	1,967
Werner Enterprises ▼	54,934	1,030

		15,276

Information Technology – 24.7%
Accenture, Class A ▼	45,203	1,676
Altera ▼	116,693	2,309
Analog Devices	95,401	2,445
Apple ▼ ●	24,796	4,674
Automatic Data Processing ▼	49,263	1,961
BMC Software ▼ ●	47,291	1,757
Cisco Systems ●	195,796	4,474
eBay ●	86,424	1,925
Hewlett-Packard ▼	76,048	3,609
Lam Research ▼ ●	35,341	1,192
Maxim Integrated Products ▼	120,664	2,011
Microsoft	78,766	2,184
Sybase ▼ ●	46,307	1,832
Teradata ●	148,272	4,134
Yahoo! ●	67,346	1,071

		37,254

Materials – 3.6%
AK Steel	41,746	663
Cliffs Natural Resources	28,590	1,017
Freeport-McMoRan Copper & Gold	18,600	1,364
Packaging Corporation of America	87,234	1,595
Sonoco Products	29,281	783

		5,422

Telecommunication Services – 1.2%
American Tower, Class A ●	50,422	1,856

Utilities – 0.7%
CMS Energy ▼	83,743	1,114

Total Common Stocks (Cost $132,187)		150,671

Investment Purchased with Proceeds from Securities Lending – 29.2%
Mount Vernon Securities Lending Prime Portfolio
0.209% † Ω
(Cost $43,990)	43,989,836	43,990

Total Investments ▲ – 129.1% (Cost $176,177)		194,661

Other Assets and Liabilities, Net – (29.1)%		(43,886)

Total Net Assets – 100.0%		$150,775

▼	This security or a portion of this security is out on loan at October 31, 2009. Total loaned securities had a fair value of $40,664 at October 31, 2009. See note 2 in Notes to Financial Statements.

●	Non-income producing security.
Large Cap Select Fund (concluded)

†	The fund may loan securities representing up to one third of the fair value of its total assets (which includes collateral for securities on loan) to broker dealers, banks, or other institutional borrowers of securities. The fund maintains collateral equal to at least 100% of the fair value of the securities loaned. The adequacy of the collateral is monitored on a daily basis. The cash collateral received by the fund is invested in this affiliated money market fund. See note 2 in Notes to Financial Statements.

Ω	The rate quoted is the annualized seven-day effective yield as of October 31, 2009.

▲	On October 31, 2009, the cost of investments for federal income tax purposes was $178,127. The aggregate gross unrealized appreciation and depreciation of investments, based on this cost, were as follows:

Gross unrealized appreciation	$22,165
Gross unrealized depreciation	(5,631)

Net unrealized appreciation	$16,534

The accompanying notes are an integral part of the financial statements.

68   First American Funds 2009 Annual Report

Large Cap Value Fund
DESCRIPTION	SHARES	FAIR VALUE

Common Stocks – 99.4%
Consumer Discretionary – 10.1%
Comcast, Class A ▼	519,056	$7,526
Expedia ●	166,735	3,780
Ford Motor ▼ ●	553,049	3,871
Gap	219,445	4,683
Home Depot	258,760	6,492
Starwood Hotels & Resorts Worldwide	94,001	2,732
Walt Disney	396,895	10,863

		39,947

Consumer Staples – 6.0%
ConAgra Foods	312,476	6,562
CVS Caremark	171,700	6,061
General Mills	88,529	5,836
Kroger	227,283	5,257

		23,716

Energy – 21.6%
Apache	74,036	6,968
Chevron	217,076	16,615
EOG Resources	54,701	4,467
Exxon Mobil	237,647	17,032
Newfield Exploration ●	185,023	7,590
Noble	116,298	4,738
Occidental Petroleum ▼	136,124	10,329
Peabody Energy ▼	118,038	4,673
Schlumberger	83,940	5,221
Transocean ●	55,394	4,648
XTO Energy	80,894	3,362

		85,643

Financials – 21.9%
ACE	124,748	6,407
American Express	96,180	3,351
AON ▼	98,974	3,812
Bank of America	781,899	11,400
Bank of New York Mellon	181,208	4,831
BB&T ▼	166,603	3,984
Goldman Sachs Group ▼	39,413	6,707
JPMorgan Chase	414,698	17,322
Morgan Stanley	133,033	4,273
Prudential Financial	100,401	4,541
Unum Group ▼	297,359	5,932
Wells Fargo	507,564	13,968

		86,528

Healthcare – 9.4%
AmerisourceBergen	191,834	4,249
Bristol-Myers Squibb	416,307	9,076
Johnson & Johnson	128,576	7,592
Pfizer	543,754	9,260
Quest Diagnostics, Inc.	66,559	3,723
UnitedHealth Group	127,006	3,296

		37,196

Industrials – 11.0%
Boeing	58,120	2,778
FedEx ▼	109,805	7,982
General Electric	838,802	11,961
Ingersoll-Rand	197,811	6,249
ITT ▼	118,143	5,990
Norfolk Southern	67,774	3,159
United Technologies	88,018	5,409

		43,528

Information Technology – 8.2%
Analog Devices	150,337	3,853
Applied Materials ▼	330,080	4,027
BMC Software ▼ ●	142,128	5,281
Cisco Systems ●	330,010	7,541
Hewlett-Packard	157,494	7,475
Teradata ●	151,163	4,214

		32,391

Materials – 3.1%
Air Products and Chemicals	77,936	6,011
Dow Chemical ▼	129,522	3,041
Freeport-McMoRan Copper & Gold	43,625	3,201

		12,253

Telecommunication Services – 3.0%
AT&T	469,658	12,056

Utilities – 5.1%
CMS Energy ▼	323,924	4,308
Edison International	157,471	5,011
Entergy	40,243	3,088
Sempra Energy	74,523	3,834
Xcel Energy ▼	205,141	3,869

		20,110

Total Common Stocks
(Cost $378,815)		393,368

Short-Term Investment – 0.3%
First American Prime Obligations Fund, Class Z
0.148% Å Ω
(Cost $1,117)	1,117,420	1,117

Investment Purchased with Proceeds from Securities Lending – 17.7%
Mount Vernon Securities Lending Prime Portfolio
0.209% Ω †
(Cost $70,130)	70,130,428	70,130

Total Investments ▲ – 117.4%
(Cost $450,062)		464,615

Other Assets and Liabilities, Net – (17.4)%		(69,003)

Total Net Assets – 100.0%		$395,612

▼	This security or a portion of this security is out on loan at October 31, 2009. Total loaned securities had a fair value of $64,588 at October 31, 2009. See note 2 in Notes to Financial Statements.

●	Non-income producing security.

Å	Investment in affiliated security. This money market fund is advised by FAF Advisors, Inc., which also serves as advisor for this fund. See note 3 in Notes to Financial Statements.

Ω	The rate quoted is the annualized seven-day effective yield as of October 31, 2009.

†	The fund may loan securities representing up to one third of the fair value of its total assets (which includes collateral for securities on loan) to broker dealers, banks, or other institutional borrowers of securities. The fund maintains collateral equal to at least 100% of the fair value of the securities loaned. The adequacy of the collateral is monitored on a daily basis. The cash collateral received by the fund is invested in this affiliated money market fund. See note 2 in Notes to Financial Statements.

▲	On October 31, 2009, the cost of investments for federal income tax purposes was $459,575. The aggregate gross unrealized appreciation and depreciation of investments, based on this cost, were as follows:

Gross unrealized appreciation	$46,260
Gross unrealized depreciation	(41,220)

Net unrealized appreciation	$5,040

First American Funds 2009 Annual Report   69

Schedule of Investments  October 31, 2009, all dollars are rounded to thousands (000)

Mid Cap Growth Opportunities Fund
DESCRIPTION	SHARES	FAIR VALUE

Common Stocks – 99.7%
Consumer Discretionary – 22.0%
Advance Auto Parts ▼	384,730	$14,335
Aeropostale ▼ ●	298,493	11,202
Apollo Group, Class A ▼ ●	220,858	12,611
Bed Bath & Beyond ●	524,178	18,456
Chipotle Mexican Grill, Class A ▼ ●	157,865	12,864
Coach	735,229	24,241
Coinstar ▼ ●	409,092	12,985
DeVry ▼	262,796	14,530
Dick’s Sporting Goods ▼ ●	642,114	14,570
Expedia ●	342,379	7,762
Harman International Industries	527,151	19,826
J.Crew Group ▼ ●	298,559	12,175
Nordstrom	372,235	11,830
Polo Ralph Lauren	275,923	20,534
Priceline.com ▼ ●	143,331	22,616
TJX ▼	245,062	9,153
WMS Industries ●	389,281	15,564
Wynn Resorts ▼ ●	103,414	5,607

		260,861

Consumer Staples – 3.2%
Alberto-Culver ▼	422,761	11,338
Central European Distribution ●	219,442	6,827
Lorillard	260,717	20,263

		38,428

Energy – 8.0%
Alpha Natural Resources ●	360,278	12,239
Cameron International ▼ ●	603,827	22,323
Noble Energy	165,217	10,843
Oceaneering International ●	207,182	10,587
Petrohawk Energy ●	733,871	17,261
Quicksilver Resources ▼ ●	910,376	11,107
Southwestern Energy ●	250,950	10,936

		95,296

Financials – 7.6%
Affiliated Managers Group ▼ ●	188,155	11,946
Alexandria Real Estate Equities – REIT ▼	265,814	14,399
IntercontinentalExchange ●	193,879	19,425
Lincoln National	349,880	8,338
PartnerRe ▼	158,184	12,098
TD Ameritrade ●	1,212,356	23,398

		89,604

Healthcare – 10.3%
Allergan	309,035	17,383
C.R. Bard	204,625	15,361
DENTSPLY International ▼	495,289	16,325
Edwards Lifesciences ●	98,712	7,595
Express Scripts ▼ ●	179,472	14,343
Henry Schein ▼ ●	287,013	15,163
Illumina ▼ ●	394,491	12,663
NuVasive ▼ ●	319,174	11,583
Thermo Fisher Scientific ▼ ●	273,238	12,296

		122,712

Industrials – 15.4%
C.H. Robinson Worldwide ▼	227,736	12,551
Copa Holdings, Class A	241,723	10,208
Cummins	189,262	8,150
Expeditors International of Washington	240,016	7,733
Flowserve	239,652	23,536
Fluor	372,554	16,549
ITT ▼	150,946	7,653
Joy Global ▼	189,554	9,556
Manpower	285,958	13,557
Oshkosh	282,699	8,837
Precision Castparts	295,832	28,261
Robert Half International	45,447	1,054
Roper Industries	277,526	14,029
Spirit AeroSystems Holdings, Class A ▼ ●	525,521	8,366
URS ●	271,928	10,567
Verisk Analytics, Class A ●	63,987	1,755

		182,362

Information Technology ⊳ – 26.1%
Altera	792,243	15,678
Amphenol, Class A ▼	471,438	18,914
Analog Devices	511,846	13,119
ANSYS ▼ ●	298,849	12,127
Blackboard ●	236,978	8,406
BMC Software ●	499,380	18,557
Broadcom, Class A ▼ ●	369,686	9,837
Dolby Laboratories, Class A ▼ ●	328,020	13,757
Equinix ▼ ●	65,061	5,551
F5 Networks ●	407,944	18,313
Global Payments	300,885	14,813
Juniper Networks ▼ ●	448,357	11,438
Lam Research ▼ ●	446,429	15,054
Marvell Technology Group ●	741,709	10,176
MasterCard, Class A	94,852	20,774
Maxim Integrated Products ▼	341,844	5,698
MicroStrategy, Class A ●	142,410	12,428
NetApp ▼ ●	744,215	20,131
Red Hat ●	334,983	8,646
Salesforce.com ●	269,183	15,276
Sybase ▼ ●	478,838	18,943
Teradata ●	779,361	21,729

		309,365

Materials – 3.2%
Air Products and Chemicals ▼	164,196	12,664
Cliffs Natural Resources	279,808	9,953
Ecolab	349,251	15,353

		37,970

Telecommunication Services – 3.9%
American Tower, Class A ●	552,512	20,343
NII Holdings ▼ ●	467,703	12,595
SBA Communications, Class A ▼ ●	452,665	12,770

		45,708

Total Common Stocks (Cost $1,025,728)		1,182,306

Short-Term Investment – 0.5%
First American Prime Obligations Fund, Class Z
0.148% Å Ω (Cost $5,757)	5,756,634	5,757

Investments Purchased with Proceeds from Securities Lending – 24.6%
Mount Vernon Securities Lending Prime Portfolio
0.209% Ω †
(Cost $291,904)	291,904,131	291,904

The accompanying notes are an integral part of the financial statements.

70   First American Funds 2009 Annual Report

Mid Cap Growth Opportunities Fund (concluded)
DESCRIPTION	SHARES	FAIR VALUE

Total Investments ▲ – 124.8% (Cost $1,323,389)		$1,479,967

Other Assets and Liabilities, Net – (24.8)%		(293,921)

Total Net Assets – 100.0%		$1,186,046

▼	This security or a portion of this security is out on loan at October 31, 2009. Total loaned securities had a fair value of $ 275,411 at October 31, 2009. See note 2 in Notes to Financial Statements.

●	Non-income producing security.

⊳	The fund is significantly invested in this sector and therefore is subject to additional risks. See note 7 in Notes to Financial Statements.

Å	Investment in affiliated security. This money market fund is advised by FAF Advisors, Inc., which also serves as advisor for this fund. See note 3 in Notes to Financial Statements.

Ω	The rate quoted is the annualized seven-day effective yield as of October 31, 2009.

†	The fund may loan securities representing up to one third of the fair value of its total assets (which includes collateral for securities on loan) to broker- dealers, banks, or other institutional borrowers of securities. The fund maintains collateral equal to at least 100% of the fair value of the securities loaned. The adequacy of the collateral is monitored on a daily basis. The cash collateral received by the fund is invested in this affiliated money market fund. See note 2 in Notes to Financial Statements.

▲	On October 31, 2009, the cost of investments for federal income tax purposes was $1,328,654. The aggregate gross unrealized appreciation and depreciation of investments, based on this cost, were as follows:

Gross unrealized appreciation	$191,356
Gross unrealized depreciation	(40,043)

Net unrealized appreciation	$151,313

REIT –	Real Estate Investment Trust

Mid Cap Select Fund
DESCRIPTION	SHARES	FAIR VALUE

Common Stocks – 98.7%
Consumer Discretionary – 21.6%
1-800-FLOWERS.com, Class A ●	134,190	$515
Bally Technologies ●	12,813	505
Bed Bath & Beyond ● ▼	13,141	463
Coach	23,055	760
Coinstar ● ▼	23,007	730
Discovery Communications, Class A ●	16,217	446
Expedia ●	22,710	515
Gannett ▼	44,036	432
Guess?	9,186	336
J.C. Penney ▼	20,439	677
Jarden	33,715	924
Macy’s ▼	38,435	675
Office Depot ●	78,439	475
WABCO Holdings	16,951	402
Warnaco Group ●	11,716	475
WMS Industries ●	28,020	1,120

		9,450

Consumer Staples – 1.3%
Bare Escentuals ●	43,280	547

Energy – 9.9%
Alpha Natural Resources ●	18,207	618
Cameron International ● ▼	10,141	375
Complete Production Services ●	48,862	466
Noble Energy ▼	6,966	457
Pioneer Natural Resources	26,789	1,101
Whiting Petroleum ●	16,829	949
Williams	19,247	363

		4,329

Financials – 18.3%
American International Group ● ▼	9,678	325
BlackRock ▼	3,923	849
Comerica ▼	22,240	617
Delphi Financial Group, Class A	15,056	327
Digital Realty Trust – REIT ▼	9,615	434
Discover Financial Services	34,405	487
East West Bancorp	24,606	222
Evercore Partners, Class A	23,348	762
Fifth Third Bancorp	47,824	428
First Midwest Bancorp ▼	22,530	234
Liberty Property Trust – REIT	24,527	720
MFA Mortgage Investments – REIT	63,999	475
PartnerRe ▼	9,542	730
Regions Financial ▼	42,238	204
Unum Group	44,092	880
Zions Bancorporation ▼	21,933	311

		8,005

Healthcare – 4.4%
Express Scripts ● ▼	8,986	718
Isis Pharmaceuticals ● ▼	7,195	91
MEDNAX ●	9,242	480
Onyx Pharmaceuticals ●	3,767	100
Regeneron Pharmaceuticals ●	5,136	81
Thermo Fisher Scientific ●	10,039	452

		1,922

First American Funds 2009 Annual Report   71

Schedule of Investments  October 31, 2009, all dollars are rounded to thousands (000)

Mid Cap Select Fund (continued)
DESCRIPTION	SHARES	FAIR VALUE

Industrials – 12.3%
Altra Holdings ●	51,701	$453
Belden	20,712	475
Chart Industries ●	18,345	363
EMCOR Group ●	31,570	746
Joy Global ▼	10,958	552
Manitowoc ▼	66,228	605
Manpower ▼	8,215	390
Oshkosh	21,529	673
Verisk Analytics, Class A ●	23,777	652
W.W. Grainger ▼	4,992	468

		5,377

Information Technology – 21.7%
Altera	36,287	718
Amkor Technology ● ▼	78,689	434
Amphenol, Class A	13,474	541
Avnet ●	18,178	451
BMC Software ●	19,438	722
CommScope ●	20,981	567
Computer Sciences ●	9,034	458
F5 Networks ●	17,739	796
LoopNet ●	48,364	422
Maxim Integrated Products	25,428	424
MICROS Systems ●	11,879	320
Perficient ●	44,697	364
Plantronics	13,794	333
Polycom ●	21,534	462
Sybase ● ▼	13,104	518
Teradata ●	54,869	1,530
Virtusa ●	46,469	417

		9,477

Materials – 4.7%
AK Steel	23,531	373
Celanese, Class A	16,966	466
Freeport-McMoRan Copper & Gold	11,367	834
Packaging Corporation of America	21,223	388

		2,061

Telecommunication Services – 2.3%
Cogent Communications Group ● ▼	48,491	491
Windstream	54,766	528

		1,019

Utilities – 2.2%
CMS Energy ▼	35,086	467
Xcel Energy ▼	25,693	484

		951

Total Common Stocks
(Cost $39,988)		43,138

Warrants – 0.0%
Lantronix ● ¥ ⊡
(Cost $0)	746	—

Short-Term Investment – 1.4%
First American Prime Obligations Fund, Class Z
0.148% Å Ω
(Cost $623)	623,285	623

Investment Purchased with Proceeds from Securities Lending – 23.5%
Mount Vernon Securities Lending Prime Portfolio
0.209% Ω †
(Cost $10,291)	10,290,988	10,291

Total Investments ▲ – 123.6%
(Cost $50,902)		54,052

Other Assets and Liabilities, Net – (23.6)%		(10,318)

Total Net Assets – 100.0%		$43,734

●	Non-income producing security.

▼	This security or a portion of this security is out on loan at October 31, 2009. Total loaned securities had a fair value of $9,477 at October 31, 2009. See note 2 in Notes to Financial Statements.

¥	Security considered illiquid. As of October 31,2009, the fair value of the fund’s investments considered to be illiquid was $0 or 0.0% of total net assets. See note 2 in Notes to Financial Statements.

⊡	Security is internally fair valued. As of October 31, 2009, the fair value of this investment was $0 or 0.0% of total net assets. See note 2 in Notes to Financial Statements.

Å	Investment in affiliated security. This money market fund is advised by FAF Advisors, Inc., which also serves as advisor for this fund. See note 3 in Notes to Financial Statements.

Ω	The rate quoted is the annualized seven-day effective yield as of October 31, 2009.

†	The fund may loan securities representing up to one third of the fair value of its total assets (which includes collateral for securities on loan) to broker dealers, banks, or other institutional borrowers of securities. The fund maintains collateral equal to at least 100% of the fair value of the securities loaned. The adequacy of the collateral is monitored on a daily basis. The cash collateral received by the fund is invested in this affiliated money market fund. See note 2 in Notes to Financial Statements.

▲	On October 31, 2009, the cost of investments for federal income tax purposes was $51,112. The aggregate gross unrealized appreciation and depreciation of investments, based on this cost, were as follows:

Gross unrealized appreciation	$5,250
Gross unrealized depreciation	(2,310)

Net unrealized appreciation	$2,940

REIT –	Real Estate Investment Trust

The accompanying notes are an integral part of the financial statements.

72   First American Funds 2009 Annual Report

Mid Cap Value Fund
DESCRIPTION	SHARES	FAIR VALUE

Common Stocks – 99.1%
Consumer Discretionary – 13.9%
Cablevision Systems	337,575	$7,751
CBS, Class B	517,670	6,093
Expedia ●	257,686	5,842
Gannett ▼	506,316	4,972
Gap	344,084	7,343
J.C. Penney ▼	209,750	6,949
Jarden	337,132	9,234
Macy’s ▼	430,543	7,564
Magna International, Class A ▼	105,909	4,197
Newell Rubbermaid ▼	436,184	6,329
Starwood Hotels & Resorts Worldwide ▼	256,573	7,456
Toll Brothers ● ▼	335,436	5,810
WMS Industries ●	147,483	5,896

		85,436

Consumer Staples – 7.7%
Alberto-Culver	245,154	6,575
ConAgra Foods	557,610	11,710
Dr. Pepper Snapple Group ●	237,712	6,480
JM Smucker	127,942	6,746
Kroger	298,980	6,916
Lorillard	109,095	8,479

		46,906

Energy – 11.2%
Alpha Natural Resources ● ▼	226,219	7,685
El Paso	404,660	3,970
EOG Resources	88,426	7,221
Murphy Oil ▼	124,639	7,620
Nabors Industries ●	144,365	3,007
Newfield Exploration ●	368,409	15,112
Noble	127,220	5,183
Noble Energy	177,197	11,630
Pioneer Natural Resources	178,044	7,319

		68,747

Financials – 24.6%
Ameriprise Financial ▼	269,508	9,344
AON ▼	261,995	10,090
BOK Financial ▼	105,687	4,541
Boston Properties – REIT	87,091	5,293
Comerica ▼	358,823	9,957
Discover Financial Services	697,801	9,867
Essex Property Trust – REIT ▼	86,491	6,502
Everest Re Group	77,427	6,774
Federal Realty Investment Trust – REIT	133,228	7,865
Fifth Third Bancorp	888,266	7,941
Invesco	348,527	7,371
KeyCorp	730,670	3,938
Liberty Property Trust – REIT	214,186	6,291
Lincoln National ▼	352,951	8,411
PartnerRe ▼	107,048	8,187
Regions Financial ▼	1,279,348	6,192
TD Ameritrade ●	332,975	6,426
Unum Group	632,402	12,616
Ventas – REIT ▼	222,717	8,938
Vornado Realty Trust – REIT ▼	66,304	3,949

		150,493

Healthcare – 4.4%
AmerisourceBergen	381,179	8,443
CIGNA	172,443	4,801
Quest Diagnostics	122,630	6,858
Universal Health Services	119,333	6,641

		26,743

Industrials – 10.3%
Goodrich	124,493	6,766
Ingersoll-Rand PLC	312,395	9,869
ITT ▼	189,984	9,632
Manpower	81,373	3,858
Republic Services ▼	187,529	4,859
Ryder System ▼	182,219	7,389
Stanley Works ▼	176,966	8,004
W.W. Grainger ▼	72,492	6,795
Werner Enterprises ▼	329,659	6,181

		63,353

Information Technology – 9.8%
Altera ▼	336,280	6,655
Amphenol, Class A ▼	166,072	6,663
Analog Devices	352,253	9,028
Avnet ●	304,460	7,544
BMC Software ● ▼	231,178	8,591
Computer Sciences ●	180,575	9,157
KLA-Tencor ▼	182,766	5,942
Teradata ●	232,502	6,482

		60,062

Materials – 6.5%
Air Products and Chemicals	144,341	11,133
Celanese, Class A	254,090	6,975
Cliffs Natural Resources	111,413	3,963
International Paper	204,905	4,571
Packaging Corporation of America	242,160	4,427
Sonoco Products	316,436	8,465

		39,534

Telecommunication Services – 1.1%
Windstream	680,960	6,564

Utilities – 9.6%
CMS Energy ▼	814,773	10,837
Edison International	332,099	10,567
Entergy	105,527	8,096
Sempra Energy	267,006	13,737
Wisconsin Energy	186,380	8,139
Xcel Energy ▼	393,360	7,419

		58,795

Total Common Stocks (Cost $562,848)		606,633

Short-Term Investment – 0.9%
First American Prime Obligations Fund, Class Z
0.148% Å Ω
(Cost $5,759)	5,759,236	5,759

First American Funds 2009 Annual Report   73

Schedule of Investments  October 31, 2009, all dollars are rounded to thousands (000)

Mid Cap Value Fund (concluded)
DESCRIPTION	SHARES	FAIR VALUE

Investment Purchased with Proceeds from Securities Lending – 19.4%

Mount Vernon Securities Lending Prime Portfolio 0.209% Ω †
(Cost $118,965)	118,965,403	$118,965

Total Investments ▲ – 119.4%
(Cost $687,572)		731,357

Other Assets and Liabilities, Net – (19.4)%		(118,982)

Total Net Assets – 100.0%		$612,375

●	Non-income producing security.

▼	This security or a portion of this security is out on loan at October 31, 2009. Total loaned securities had a fair value of $109,399 at October 31, 2009. See note 2 in Notes to Financial Statements.

Å	Investment in affiliated security. This money market fund is advised by FAF Advisors, Inc., which also serves as advisor for this fund. See note 3 in Notes to Financial Statements.

Ω	The rate quoted is the annualized seven-day effective yield as of October 31, 2009.

†	The fund may loan securities representing up to one third of the fair value of its total assets (which includes collateral for securities on loan) to broker- dealers, banks, or other institutional borrowers of securities. The fund maintains collateral equal to at least 100% of the fair value of the securities loaned. The adequacy of the collateral is monitored on a daily basis. The cash collateral received by the fund is invested in this affiliated money market fund. See note 2 in Notes to Financial Statements.

▲	On October 31, 2009, the cost of investments for federal income tax purposes was $691,708. The aggregate gross unrealized appreciation and depreciation of investments, based on this cost, were as follows:

Gross unrealized appreciation	$75,695
Gross unrealized depreciation	(36,046)

Net unrealized appreciation	$39,649

REIT –	Real Estate Investment Trust

Real Estate Securities Fund
DESCRIPTION	SHARES	FAIR VALUE

Common Stocks ⊳ – 99.0%
Apartments – 11.9%
Apartment Investment & Management, Class A ▼ ⊲	38,524	$476
Avalonbay Communities ▼ ⊲	321,945	22,143
BRE Properties ▼ ⊲	20,254	552
Camden Property Trust ⊲	381,539	13,831
Equity Residential Properties Trust ▼ ⊲	1,163,669	33,607
Essex Property Trust ▼ ⊲	255,539	19,211
Home Properties ▼ ⊲	12,235	479
Mid-America Apartment Communities ▼ ⊲	393,736	17,253
Post Properties ⊲	292,530	4,824
UDR ▼ ⊲	545,797	7,849

		120,225

Community Centers – 8.3%
Acadia Realty Trust ⊲	198,675	3,159
Equity One ▼ ⊲	219,210	3,271
Federal Realty Investment Trust ▼ ⊲	406,756	24,011
Kimco Realty ▼ ⊲	1,642,566	20,762
Kite Realty Group Trust ▼ ⊲	190,139	705
Ramco-Gershenson Properties Trust ▼ ⊲	418,591	3,700
Regency Centers ▼ ⊲	457,954	15,364
Saul Centers ⊲	146,716	4,513
Urstadt Biddle Properties, Class A ⊲	186,066	2,748
Weingarten Realty Investors ▼ ⊲	329,219	6,091

		84,324

Diversified – 6.4%
Colonial Properties Trust ⊲	25,924	273
Cousins Properties ▼ ⊲	1,165,084	8,528
Forest City Enterprises, Class A ▼	406,189	3,542
Vornado Realty Trust ▼ ⊲	755,199	44,980
Washington Real Estate Investment Trust ▼ ⊲	283,848	7,579

		64,902

Healthcare – 12.4%
Assisted Living Concepts, Class A ●	51,198	1,061
Capital Senior Living ●	419,435	2,219
Cogdell Spencer ▼ ⊲ ◖	1,298,838	6,027
HCP ▼ ⊲	1,037,017	30,685
Health Care ▼ ⊲	270,750	12,013
Healthcare Realty Trust ▼ ⊲	191,909	3,997
LTC Properties ⊲	155,182	3,686
Nationwide Health Properties ⊲	394,893	12,735
OMEGA Healthcare Investors ⊲	1,013,686	15,367
Parkway Life ⊲ *	1,275,740	1,112
Universal Health Realty Income Trust ⊲	91,958	2,920
Ventas ▼ ⊲	840,077	33,712

		125,534

Hotels – 5.7%
DiamondRock Hospitality ▼ ● ⊲	293,628	2,234
Gaylord Entertainment ▼ ●	351,513	5,283
Hersha Hospitality Trust ⊲	250,314	641
Host Hotels & Resorts ▼ ⊲	3,953,734	39,972
LaSalle Hotel Properties ▼ ⊲	128,440	2,204
Marcus	181,395	2,122
Marriott International, Class A ▼	56,213	1,409
Sunstone Hotel Investors ▼ ⊲	505,900	3,820

		57,685

The accompanying notes are an integral part of the financial statements.

74   First American Funds 2009 Annual Report

Real Estate Securities Fund (continued)
DESCRIPTION	SHARES	FAIR VALUE

Industrials – 6.9%
AMB Property ⊲	771,262	$16,952
DCT Industrial Trust ▼ ⊲	2,190,817	9,924
EastGroup Properties ▼ ⊲	335,498	12,350
First Industrial Realty Trust ⊲	11,426	50
Mapletree Logistics Trust ⊲ *	281,083	150
Prologis ▼ ⊲	1,573,147	17,824
PS Business Parks ⊲	262,023	12,831

		70,081

Infrastructure – 1.5%
American Tower, Class A ●	198,603	7,313
Brookfield Asset Management, Class A ▼	387,044	8,089

		15,402

Malls – 12.5%
CBL & Associates Properties ▼ ⊲	353,679	2,886
Cedar Shopping Centers ⊲	76,290	463
Glimcher Realty Trust ⊲	257,269	695
Macerich ▼ ⊲	311,472	9,282
Simon Property Group ▼ ⊲	1,436,474	97,522
Tanger Factory Outlet Centers ▼ ⊲	160,689	6,117
Taubman Centers ▼ ⊲	324,441	9,899

		126,864

Manufactured Homes – 0.9%
Equity Lifestyle Properties ▼ ⊲	204,312	9,490

Net Lease – 3.4%
National Retail Properties ▼ ⊲	886,011	17,171
Realty Income ▼ ⊲	748,153	17,342

		34,513

Office – 20.9%
Alexandria Real Estate Equities ▼ ⊲	186,692	10,113
BioMed Realty Trust ▼ ⊲	550,517	7,471
Boston Properties ▼ ⊲	782,477	47,551
Brandywine Realty Trust ⊲	1,522,117	14,552
Brookfield Properties ▼	1,214,299	12,337
Corporate Office Properties Trust ▼ ⊲	563,503	18,703
Digital Realty Trust ▼ ⊲	391,408	17,664
Douglas Emmett ▼ ⊲	888,249	10,481
Duke Realty ▼ ⊲	884,070	9,937
Franklin Street Properties ▼ ⊲	240,813	2,596
Highwoods Properties ▼ ⊲	569,766	15,680
Kilroy Realty ▼ ⊲	37,167	1,027
Liberty Property Trust ▼ ⊲	856,937	25,168
Mack-Cali Realty ⊲	257,856	7,981
SL Green Realty ▼ ⊲	271,418	10,520

		211,781

Real Estate Service Provider – 0.0%
HFF ●	33,588	193

Self Storage – 5.9%
Public Storage ▼ ⊲	743,820	54,745
Sovran Self Storage ▼ ⊲	89,037	2,680
U-Store-It Trust ⊲	342,384	1,952

		59,377

Student Housing – 2.3%
American Campus Communities ▼ ⊲	836,844	22,611
Education Realty Trust ⊲	191,566	960

		23,571

Total Common Stocks (Cost $916,130)		1,003,942

Private Real Estate Company – 0.0%
Newcastle Investment Holdings ● ¥ ⊡
(Cost $153)	35,000	111

Short-Term Investment – 0.5%
First American Prime Obligations Fund, Class Z
0.148% Å Ω
(Cost $5,733)	5,733,085	5,733

Investment Purchased with Proceeds from Securities Lending – 46.7%
Mount Vernon Securities Lending Prime Portfolio 0.209% Ω †
(Cost $473,358)	473,358,188	473,358

Total Investments ▲ – 146.2%
(Cost $1,395,374)		1,483,144

Other Assets and Liabilities, Net – (46.2)%		(468,602)

Total Net Assets – 100.0%		$1,014,542

⊳	The fund is primarily invested in the Real Estate sector and therefore is subject to additional risks. See notes 1 and 7 in Notes to Financial Statements.

▼	This security or a portion of this security is out on loan at October 31, 2009. Total loaned securities had a fair value of $449,686 at October 31, 2009. See note 2 in Notes to Financial Statements.

⊲	Real Estate Investment Trust. As of October 31, 2009, the fair value of these investments was $960,374 or 94.7% of total net assets.

●	Non-income producing security.

◖	A company is considered to be an affiliate of the fund under the Investment Company Act of 1940 if the fund’s holdings of that company represent 5% or more of the outstanding voting securities of the company. Transactions with companies that are or were affiliates during the fiscal year ended October 31, 2009 are as follows:

	Beginning	Purchase	Sales	Ending	Dividend
Issuer	Cost	Cost	Cost	Cost	Income	Shares	Fair Value

Cogdell Spencer	$13,367	$4,769	$3,790	$14,346	$646	1,298,838	$6,027

*	Foreign Denominated security fair values stated in U.S. dollars. Principal amounts are U.S. dollars unless otherwise noted.

¥	Security considered illiquid. As of October 31, 2009, the fair value of the fund’s investment considered to be illiquid was $111 or 0.0% of total net assets. See note 2 in Notes to Financial Statements.

⊡	Security is internally fair valued. As of October 31, 2009, the fair value of this investment was $111 or 0.0% of total net assets. See note 2 in Notes to Financial Statements.

Å	Investment in affiliated security. This money market fund is advised by FAF Advisors, Inc., which also serves as advisor for this fund. See note 3 in Notes to Financial Statements.

Ω	The rate quoted is the annualized seven-day effective yield as of October 31, 2009.

†	The fund may loan securities representing up to one third of the fair value of its total assets (which includes collateral for securities on loan) to broker-dealers, banks, or other institutional borrowers of securities. The fund maintains collateral equal to at least 100% of the fair value of the securities loaned. The adequacy of the collateral is monitored on a daily basis. The cash collateral received by the fund is invested in this affiliated money market fund. See note 2 in Notes to Financial Statements.

▲	On October 31, 2009, the cost of investments for federal income tax purposes was $1,476,955. The aggregate gross unrealized appreciation and depreciation of investments, based on this cost, were as follows:

Gross unrealized appreciation	$135,300
Gross unrealized depreciation	(129,111)

Net unrealized appreciation	$6,189

First American Funds 2009 Annual Report   75

Schedule of Investments  October 31, 2009, all dollars are rounded to thousands (000)

Small Cap Growth Opportunities Fund
DESCRIPTION	SHARES	FAIR VALUE

Common Stocks – 98.0%
Consumer Discretionary – 14.9%
Bally Technologies ●	56,271	$2,216
Gymboree ● ▼	48,803	2,077
hhgregg ● ▼	125,457	2,069
P.F. Chang’s China Bistro ● ▼	60,704	1,772
Panera Bread, Class A ● ▼	32,374	1,942
Texas Roadhouse ●	170,789	1,617
Tractor Supply ●	43,796	1,958
Warnaco Group ●	56,577	2,293
WMS Industries ●	48,822	1,952
Wolverine World Wide	104,725	2,679

		20,575

Consumer Staples – 3.8%
Bare Escentuals ●	131,963	1,667
Chattem ● ▼	29,074	1,842
Diamond Foods	59,349	1,789

		5,298

Energy – 4.2%
Comstock Resources ●	50,861	2,090
GMX Resources ● ▼	89,894	1,144
Penn Virginia ▼	62,629	1,268
Whiting Petroleum ● ▼	24,688	1,393

		5,895

Financials – 6.7%
CoBiz Financial ▼	321,461	1,533
East West Bancorp	207,889	1,877
First Midwest Bancorp	149,265	1,552
Investment Technology Group ●	74,373	1,604
Penson Worldwide ● ▼	140,656	1,372
Stifel Financial ● ▼	27,035	1,405

		9,343

Healthcare – 20.5%
Alliance Imaging ●	297,409	1,618
Amedisys ● ▼	44,461	1,769
Auxilium Pharmaceuticals ● ▼	21,124	665
BioMarin Pharmaceutical ●	103,283	1,607
Haemonetics ●	38,725	1,994
Halozyme Therapeutics ● ▼	170,591	1,034
Human Genome Sciences ● ▼	54,669	1,022
Isis Pharmaceuticals ● ▼	96,512	1,223
Masimo ●	66,949	1,779
MedAssets ●	72,916	1,600
Nektar Therapeutics ●	155,514	1,263
NuVasive ● ▼	45,673	1,657
Onyx Pharmaceuticals ●	53,307	1,418
OSI Pharmaceuticals ● ▼	49,482	1,594
Owens & Minor	39,086	1,598
Regeneron Pharmaceuticals ●	64,821	1,018
RTI Biologics ●	288,344	1,130
Seattle Genetics ●	124,147	1,127
Thoratec ●	52,902	1,389
Zoll Medical ●	94,361	1,833

		28,338

Industrials – 15.5%
Actuant, Class A	112,154	1,751
Advisory Board ●	62,818	1,548
Altra Holdings ●	135,693	1,190
BE Aerospace ●	98,079	1,739
ESCO Technologies ●	38,583	1,515
GrafTech International ●	114,956	1,552
HNI	51,240	1,349
Interface, Class A	212,474	1,649
Navigant Consulting ●	129,510	1,844
Old Dominion Freight Line ●	52,304	1,359
Orbital Sciences ●	136,310	1,756
Trina Solar Limited ● ▼	23,196	753
TrueBlue ●	116,508	1,410
Waste Connections ●	63,857	2,007

		21,422

Information Technology ⊳ – 28.6%
3Com ●	312,971	1,609
CommScope ●	66,720	1,803
Double-Take Software ●	160,541	1,488
Forrester Research ●	63,101	1,598
Kenexa ●	170,318	2,146
LoopNet ● ▼	154,530	1,349
MICROS Systems ● ▼	66,267	1,784
Monolithic Power Systems ●	106,599	2,131
National Instruments	74,621	1,992
NetScout Systems ●	145,266	1,785
Perficient ●	199,816	1,626
Plantronics	66,965	1,615
PMC-Sierra ●	272,616	2,323
Polycom ●	100,669	2,161
QLogic ●	77,635	1,362
Quest Software ● ▼	107,985	1,811
Semtech ●	116,528	1,803
Silicon Laboratories ●	37,137	1,556
Silicon Motion Technology – ADR ● ▼	308,991	1,075
Synaptics ● ▼	140,369	3,158
Verigy ● ▼	178,643	1,758
VideoPropulsion ● ¥ ⊡	780,460	—
Virtusa ●	180,024	1,617

		39,550

Materials – 1.0%
Arch Chemicals	50,778	1,406

Telecommunication Services – 2.8%
NeuStar, Class A ●	67,710	1,564
Neutral Tandem ● ▼	107,610	2,270

		3,834

Total Common Stocks
(Cost $130,344)		135,661

Warrants – 0.0%
Hollis-Eden Pharmaceuticals, Warrants ● ¥ ⊡	70,545	—
Lantronix, Warrants ● ¥ ⊡	11,236	—

Total Warrants
(Cost $161)		—

Short-Term Investment – 2.0%
First American Prime Obligations Fund, Class Z
0.148% Å Ω
(Cost $2,799)	2,798,543	2,799

The accompanying notes are an integral part of the financial statements.

76   First American Funds 2009 Annual Report

Small Cap Growth Opportunities Fund (concluded)
DESCRIPTION	SHARES	FAIR VALUE

Investment Purchased with Proceeds from Securities Lending - 22.2%
Mount Vernon Securities Lending Prime Portfolio
0.209% Ω †
(Cost $30,805)	30,805,069	$30,805

Total Investments ▲ – 122.2%
(Cost $164,109)		169,265

Other Assets and Liabilities, Net – (22.2)%		(30,805)

Total Net Assets – 100.0%		$138,460

●	Non-income producing security.

▼	This security or a portion of this security is out on loan at October 31, 2009. Total loaned securities had a fair value of $28,556 at October 31, 2009. See note 2 in Notes to Financial Statements.

⊳	The fund is significantly invested in this sector and therefore is subject to additional risks. See note 7 in Notes to Financial Statements.

¥	Security considered illiquid. As of October 31,2009, the fair value of the fund’s investments considered to be illiquid was $0 or 0.0% of total net assets. See note 2 in Notes to Financial Statements.

⊡	Security is internally fair valued. As of October 31, 2009, the fair value of these investments was $0 or 0.0% of total net assets.

Å	Investment in affiliated security. This money market fund is advised by FAF Advisors, Inc., which also serves as advisor for this fund. See note 3 in Notes to Financial Statements.

Ω	The rate quoted is the annualized seven-day effective yield as of October 31, 2009.

†	The fund may loan securities representing up to one third of the fair value of its total assets (which includes collateral for securities on loan) to broker dealers, banks, or other institutional borrowers of securities. The fund maintains collateral equal to at least 100% of the fair value of the securities loaned. The adequacy of the collateral is monitored on a daily basis. The cash collateral received by the fund is invested in this affiliated money market fund. See note 2 in Notes to Financial Statements.

▲	On October 31, 2009, the cost of investments for federal income tax purposes was $168,436. The aggregate gross unrealized appreciation and depreciation of investments, based on this cost, were as follows:

Gross unrealized appreciation	$14,612
Gross unrealized depreciation	13,783

Net unrealized appreciation	$829

ADR –	American Depositary Receipt

Small Cap Select Fund
DESCRIPTION	SHARES	FAIR VALUE

Common Stocks – 96.4%
Consumer Discretionary – 17.3%
1-800-Flowers.com, Class A ●	1,648,312	$6,329
Amerigon ● ▼	639,241	4,110
Bally Technologies ●	196,733	7,749
Children’s Place Retail Stores ● ▼	239,903	7,545
Coinstar ● ▼	407,688	12,940
Collective Brands ●	422,074	7,830
DG Fastchannel ●	186,747	3,916
Dress Barn ● ▼	365,582	6,599
FGX International Holdings Limited ●	338,672	4,467
Fossil ●	249,299	6,664
Harman International Industries	176,132	6,624
Hibbett Sports ● ▼	179,445	3,363
P.F. Chang’s China Bistro ● ▼	129,180	3,771
Panera Bread, Class A ● ▼	189,936	11,392
Ryland Group ▼	101,498	1,883
Tractor Supply ● ▼	144,183	6,445
Vitacost.com ● ▼	120,232	1,193
Warnaco Group ●	159,773	6,476
WMS Industries ●	143,935	5,755

		115,051

Consumer Staples – 2.9%
Chattem ● ▼	133,475	8,458
Hain Celestial Group ● ▼	273,400	4,795
NBTY ●	174,003	6,336

		19,589

Energy – 6.9%
Advantage Oil & Gas ▼	457,915	2,821
Arena Resources ●	165,019	6,148
Comstock Resources ● ▼	215,435	8,852
Concho Resources ●	174,705	6,658
GMX Resources ● ▼	369,523	4,704
Newpark Resources ●	785,634	2,365
Penn Virginia ▼	259,996	5,265
Petroleum Development ● ▼	171,609	2,866
Whiting Petroleum ● ▼	113,328	6,392

		46,071

Financials – 16.8%
Astoria Financial ▼	197,808	1,974
Bank of the Ozarks ▼	384,625	8,750
Calamos Asset Management, Class A	159,056	1,686
Cullen/Frost Bankers ▼	54,448	2,548
CVB Financial ▼	210,006	1,682
Delphi Financial Group, Class A	556,166	12,069
Dime Community Bancshares	386,618	4,249
Evercore Partners, Class A	92,482	3,019
Glacier Bancorp ▼	619,763	8,113
HCC Insurance Holdings ▼	202,916	5,355
Independent Bank ▼	343,813	7,313
KBW ● ▼	110,370	3,090
Knight Capital Group, Class A ●	237,261	3,998
MFA Mortgage Investments – REIT	1,271,241	9,432
National Retail Properties – REIT ▼	245,550	4,759
Platinum Underwriters Holdings	273,625	9,787
Senior Housing Properties Trust – REIT	280,590	5,410
TCF Financial ▼	604,121	7,147
Tower Group	90,962	2,236
Umpqua Holdings ▼	925,487	9,171

		111,788

Healthcare – 11.9%
Alexion Pharmaceuticals ● ▼	68,833	3,057
Allscripts-Misys Healthcare Solutions ● ▼	184,761	3,603

First American Funds 2009 Annual Report   77

Schedule of Investments  October 31, 2009, all dollars are rounded to thousands (000)

Small Cap Select Fund (continued)
DESCRIPTION	SHARES	FAIR VALUE

Amedisys ● ▼	201,619	$8,022
Auxilium Pharmaceuticals ● ▼	32,465	1,021
Bio-Reference Laboratories ●	102,319	3,308
Cubist Pharmaceuticals ● ▼	64,087	1,086
DexCom ● ▼	331,395	2,273
Endologix ●	744,723	3,545
Genoptix ● ▼	97,661	3,398
Haemonetics ●	155,860	8,027
Human Genome Sciences ● ▼	125,483	2,345
ICU Medical ●	76,803	2,688
IPC The Hospitalist ●	95,039	2,880
Isis Pharmaceuticals ● ▼	195,751	2,480
LHC Group ●	118,489	3,307
Masimo ●	99,375	2,640
MEDNAX ●	154,306	8,012
Onyx Pharmaceuticals ●	94,367	2,510
PDL BioPharma ▼	144,016	1,211
Regeneron Pharmaceuticals ●	153,936	2,417
RTI Biologics ●	987,307	3,870
Seattle Genetics ●	91,485	831
Zoll Medical ●	325,053	6,312

		78,843

Industrials – 15.9%
Actuant, Class A ▼	531,236	8,292
Advisory Board ●	192,739	4,749
Allegiant Travel ● ▼	166,794	6,290
Altra Holdings ●	399,787	3,506
BE Aerospace ●	438,883	7,781
CBIZ ●	393,183	2,768
ESCO Technologies ● ▼	86,039	3,380
GrafTech International ●	533,783	7,206
IDEX	174,731	4,968
Interface, Class A	879,055	6,821
JA Solar Holdings ● ▼	324,989	1,245
MasTec ● ▼	570,006	6,726
MYR Group ●	322,580	5,542
Navigant Consulting ●	519,172	7,393
Old Dominion Freight Line ●	318,854	8,287
Orbital Sciences ●	481,739	6,205
Simpson Manufacturing ▼	95,284	2,229
Trina Solar Limited – ADR ● ▼	128,875	4,186
Waste Connections ●	266,621	8,380

		105,954

Information Technology – 18.2%
ADC Telecommunications ● ▼	853,027	5,536
Advanced Analogic Technologies ● ◖	2,174,212	6,849
Amkor Technology ● ▼	1,114,512	6,141
Cognex	186,471	3,000
CommVault Systems ●	201,063	3,961
DealerTrack Holdings ● ▼	461,886	7,612
F5 Networks ●	152,206	6,832
Fair Isaac	169,978	3,456
Global Payments ▼	142,878	7,034
Harris Stratex Networks, Class A ●	749,344	4,721
International Rectifier ●	384,605	7,030
Mellanox Technologies ●	228,206	3,982
Netlogic Microsystems ● ▼	129,466	4,921
Polycom ● ▼	324,973	6,977
Progress Software ●	490,072	11,321
Rofin-Sinar Technologies ●	137,236	2,944
Sapient ●	651,632	5,304
Silicon Laboratories ● ▼	149,777	6,276
Stratasys ● ▼	209,887	3,312
Tessera Technologies ●	237,658	5,255
TTM Technologies ● ▼	506,966	5,156
ValueClick ●	335,866	3,305

		120,925

Materials – 3.8%
Albemarle	100,091	3,161
Arch Chemicals	230,645	6,387
Buckeye Technologies ●	381,614	3,419
Silgan Holdings	175,368	9,426
Thompson Creek Metals ● ▼	270,931	2,758

		25,151

Telecommunication Services – 1.9%
Cogent Communications Group ● ▼	451,556	4,574
NeuStar, Class A ●	214,980	4,966
NTELOS Holdings	204,546	3,089

		12,629

Utilities – 0.8%
NSTAR	166,343	5,148

Total Common Stocks
(Cost $608,709)		641,149

Exchange-Traded Fund – 0.6%
SPDR KBW Regional Banking ETF ▼
(Cost $3,376)	181,184	3,683

Warrants – 0.0%
Lantronix, Warrants ● ⊡ ¥
(Cost $0)	5,143	—

Short-Term Investment – 3.2%
First American Prime Obligations Fund, Class Z
0.148% Å Ω
(Cost $21,593)	21,593,081	21,593

Investment Purchased with Proceeds from Securities Lending – 30.1%
Mount Vernon Securities Lending Prime Portfolio
0.209% Ω †
(Cost $200,149)	200,149,178	200,149

Total Investments ▲ – 130.3%
(Cost $833,827)		866,574

Other Assets and Liabilities, Net – (30.3)%		(201,418)

Total Net Assets – 100.0%		$665,156

●	Non-income producing security.

▼	This security or a portion of this security is out on loan at October 31, 2009. Total loaned securities had a fair value of $185,533 at October 31, 2009. See note 2 in Notes to Financial Statements.

◖	A company is considered to be an affiliate of the fund under the Investment Company Act of 1940 if the fund’s holdings of that company represent 5% or more of the outstanding voting securities of the company. Transactions with companies that are or were affiliates during the fiscal year ended October 31, 2009 are as follows:

	Beginning	Purchase	Sales	Ending	Dividend
Issuer	Cost	Cost	Cost	Cost	Income	Shares	Fair Value

Advanced Analogic Technologies	$13,680	$799	$2,180	$12,299	$—	2,174,212	$6,849

¥	Security considered illiquid. As of October 31,2009, the fair value of this investment was $0 or 0.0% of total net assets. See note 2 in Notes to Financial Statements.

⊡	Security is internally fair valued. As of October 31, 2009, the fair value of this investment was $0 or 0.0% of total net assets.

The accompanying notes are an integral part of the financial statements.

78   First American Funds 2009 Annual Report

Small Cap Select Fund (concluded)

Å	Investment in affiliated security. This money market fund is advised by FAF Advisors, Inc., which also serves as advisor for this fund. See note 3 in Notes to Financial Statements.

Ω	The rate quoted is the annualized seven-day effective yield as of October 31, 2009.

†	The fund may loan securities representing up to one third of the fair value of its total assets (which includes collateral for securities on loan) to broker-dealers, banks, or other institutional borrowers of securities. The fund maintains collateral equal to at least 100% of the fair value of the securities loaned. The adequacy of the collateral is monitored on a daily basis. The cash collateral received by the fund is invested in this affiliated money market fund. See note 2 in Notes to Financial Statements.

▲	On October 31, 2009, the cost of investments for federal income tax purposes was $846,895. The aggregate gross unrealized appreciation and depreciation of investments, based on this cost, were as follows:

Gross unrealized appreciation	$85,583
Gross unrealized depreciation	(65,904)

Net unrealized appreciation	$19,679

ADR –	American Depositary Receipt

REIT –	Real Estate Investment Trust

Small Cap Value Fund
DESCRIPTION	SHARES	FAIR VALUE

Common Stocks – 97.7%
Consumer Discretionary – 13.9%
America’s Car-Mart ●	62,346	$1,292
Ameristar Casinos ▼	119,682	1,762
Bally Technologies ●	62,090	2,446
Callaway Golf ▼	136,567	934
Children’s Place Retail Stores ● ▼	71,694	2,255
Core-Mark Holding ●	78,027	2,135
Domino’s Pizza ●	243,999	1,791
Ethan Allen Interiors ▼	88,995	1,109
Genesco ●	72,602	1,893
Group 1 Automotive ▼	78,773	2,002
Jarden	66,227	1,814
Jos. A. Bank Clothiers ● ▼	27,249	1,117
Rent-A-Center ●	101,449	1,863
Ryland Group ▼	62,752	1,164
Sally Beauty Holdings ●	281,343	1,899

		25,476

Consumer Staples – 1.6%
Chattem ● ▼	13,037	826
Spartan Stores ▼	147,125	2,083

		2,909

Energy – 6.3%
Complete Production Services ●	115,788	1,104
Hornbeck Offshore Services ●	47,775	1,161
Matrix Service ●	78,396	695
Natural Gas Services Group ●	89,072	1,503
Penn Virginia ▼	115,465	2,338
St. Mary Land & Exploration	64,089	2,185
Swift Energy ●	88,078	1,866
Western Refining ● ▼	119,059	668

		11,520

Financials ⊳ – 29.5%
Affiliated Managers Group ● ▼	42,690	2,710
Alexandria Real Estate Equities – REIT ▼	34,876	1,889
American Campus Communities – REIT ▼	82,143	2,219
Argo Group International Holdings ●	53,903	1,831
Bank of the Ozarks ▼	88,014	2,002
Cedar Shopping Centers – REIT	275,352	1,671
Community Bank System	117,029	2,178
Delphi Financial Group, Class A	149,196	3,238
DiamondRock Hospitality – REIT ●	187,687	1,428
Financial Federal	77,219	1,577
First Midwest Bancorp ▼	171,211	1,781
FirstMerit ▼	99,425	1,884
FPIC Insurance Group ●	70,965	2,401
Highwoods Properties – REIT	97,560	2,685
Home Properties – REIT ▼	48,426	1,897
IBERIABANK	28,513	1,235
Independent Bank	84,329	1,794
Knight Capital Group, Class A ●	111,153	1,873
MFA Mortgage Investments – REIT	194,686	1,445
Mission West Properties – REIT	172,769	1,149
National Retail Properties – REIT ▼	101,929	1,975
Pinnacle Financial Partners ● ▼	104,877	1,332
Presidential Life	101,095	943
Raymond James Financial ▼	97,110	2,293
SeaBright Insurance Holdings ●	173,518	1,940
SWS Group	158,010	2,114
Texas Capital Bancshares ●	130,217	1,897
WSFS Financial	70,759	1,953
Zions Bancorporation ▼	51,642	731

		54,065

First American Funds 2009 Annual Report   79

Schedule of Investments  October 31, 2009, all dollars are rounded to thousands (000)

Small Cap Value Fund (continued)
DESCRIPTION	SHARES	FAIR VALUE

Healthcare – 4.3%
Greatbatch ● ▼	72,274	$1,422
Hanger Orthopedic Group ●	116,772	1,616
LHC Group ●	45,214	1,262
MEDNAX ●	30,923	1,605
Res-Care ●	162,866	1,959

		7,864

Industrials – 15.8%
Altra Holdings ●	102,356	898
Apogee Enterprises ▼	68,987	913
ATC Technology ●	54,918	1,148
Atlas Air Worldwide Holdings ●	71,248	1,873
Brady, Class A	92,149	2,495
EMCOR Group ●	94,513	2,233
Ennis	100,739	1,526
EnPro Industries ●	55,753	1,259
GrafTech International ●	174,880	2,361
Heartland Express ▼	122,710	1,669
Interface, Class A	265,736	2,062
Interline Brands ●	82,664	1,207
MPS Group ●	69,629	941
Nordson	38,004	2,006
Regal-Beloit ▼	57,214	2,682
Sterling Construction ●	107,690	1,737
Triumph Group	42,667	1,997

		29,007

Information Technology – 14.5%
3Com ●	220,034	1,131
Amkor Technology ● ▼	302,531	1,667
CACI International, Class A ●	20,367	970
Ixia ●	223,229	1,484
MKS Instruments ●	109,302	1,710
Pericom Semiconductor ●	17,792	167
Perot Systems, Class A ●	63,232	1,893
Plantronics	114,221	2,754
PMC-Sierra ●	216,516	1,845
Polycom ● ▼	90,670	1,947
Progress Software ●	108,614	2,509
Rogers ●	85,514	2,219
TriQuint Semiconductor ●	201,596	1,087
TTM Technologies ●	188,034	1,912
United Online ▼	394,403	3,155

		26,450

Materials – 7.1%
Albemarle	43,435	1,372
Arch Chemicals	107,723	2,983
Buckeye Technologies ●	160,374	1,437
Commercial Metals	91,120	1,352
Minerals Technologies	20,038	987
Rockwood Holdings ●	112,267	2,232
Silgan Holdings	48,185	2,590

		12,953

Telecommunication Services – 0.5%
NTELOS Holdings	58,329	881

Utilities – 4.2%
El Paso Electric ●	130,785	2,452
Northwest Natural Gas	35,620	1,490
Portland General Electric ▼	97,050	1,804
Unitil	93,777	1,940

		7,686

Total Common Stocks
(Cost $185,944)		178,811

Exchange-Traded Funds – 1.7%
iShares Russell Microcap Index Fund ▼	63,199	2,266
SPDR S&P Biotech ▼	15,946	745

Total Exchange-Traded Funds
(Cost $3,133)		3,011

Short-Term Investment – 0.4%
First American Prime Obligations Fund, Class Z
0.148% Å Ω
(Cost $799)	799,135	799

Investment Purchased with Proceeds from Securities Lending – 20.3%
Mount Vernon Securities Lending Prime Portfolio 0.209% Ω †
(Cost $37,160)	37,160,178	37,160

Total Investments ▲ – 120.1%
(Cost $227,036)		219,781

Other Assets and Liabilities, Net – (20.1)%		(36,833)

Total Net Assets – 100.0%		$182,948

●	Non-income producing security.

▼	This security or a portion of this security is out on loan at October 31, 2009. Total loaned securities had a fair value of $34,194 at October 31, 2009. See note 2 in Notes to Financial Statements.

⊳	The fund is significantly invested in this sector and therefore is subject to additional risks. See note 7 in Notes to Financial Statements.

Å	Investment in affiliated security. This money market fund is advised by FAF Advisors, Inc., which also serves as advisor for this fund. See note 3 in Notes to Financial Statements.

Ω	The rate quoted is the annualized seven-day effective yield as of October 31, 2009.

†	The fund may loan securities representing up to one third of the fair value of its total assets (which includes collateral for securities on loan) to broker- dealers, banks, or other institutional borrowers of securities. The fund maintains collateral equal to at least 100% of the fair value of the securities loaned. The adequacy of the collateral is monitored on a daily basis. The cash collateral received by the fund is invested in this affiliated money market fund. See note 2 in Notes to Financial Statements.

▲	On October 31, 2009, the cost of investments for federal income tax purposes was $227,798. The aggregate gross unrealized appreciation and depreciation of investments, based on this cost, were as follows:

Gross unrealized appreciation	$19,606
Gross unrealized depreciation	(27,623)

Net unrealized depreciation	$(8,017)

REIT –	Real Estate Investment Trust

The accompanying notes are an integral part of the financial statements.

80   First American Funds 2009 Annual Report

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Statements ofAssets and Liabilities  October 31, 2009, all dollars are rounded to thousands (000)

	Equity	Global		International	Large Cap Growth
	Income Fund	Infrastructure Fund	International Fund	Select Fund	Opportunities Fund

Unaffiliated investments, at cost	$575,322	$55,145	$602,071	$559,136	$461,567
Affiliated investments, at cost	3,195	—	—	—	3,966
Affiliated investments purchased with proceeds from securities lending, at cost (note 2)	101,004	—	—	—	104,521
Cash denominated in foreign currencies, at cost	—	43	12,034	625	—

ASSETS:
Unaffiliated investments, at fair value* (note 2)	$679,063	$57,632	$711,376	$586,671	$546,590
Affiliated investments, at fair value (note 2)	3,195	—	—	—	3,966
Affiliated investments purchased with proceeds from securities lending, at fair value (note 2)	101,004	—	—	—	104,521
Cash denominated in foreign currencies, at fair value (note 2)	—	43	—	—	—
Cash	—	212	11,562	1,522	56
Receivable for dividends and interest	1,292	72	1,155	857	251
Receivable for investments sold	—	2,653	3,843	2,884	—
Receivable for capital shares sold	686	777	513	1,150	211
Receivable for foreign withholding tax reclaim	—	8	647	200	—
Receivable for variation margin (note 2)	—	—	—	120	—
Prepaid expenses and other assets	35	23	35	11	29

Total assets	785,275	61,420	729,131	593,415	655,624

LIABILITIES:
Bank overdraft	—	148	—	—	—
Cash denominated in foreign currencies, at fair value (note 2)	—	—	12,174	563	—
Payable for investments purchased	—	1,396	1,870	4,274	795
Payable upon return of securities loaned (note 2)	101,004	—	—	—	104,521
Payable for capital shares redeemed	647	214	100	85	712
Payable for foreign withholding tax	—	—	—	—	—
Payable for variation margin (note 2)	—	—	534	—	—
Payable to affiliates (note 3)	554	72	811	384	457
Payable to custodian (note 3)	—	39	70	146	—
Payable for distribution and shareholder servicing fees	32	7	10	1	21
Accrued expenses and other liabilities	9	8	8	3	8

Total liabilities	102,246	1,884	15,577	5,456	106,514

Net assets	$683,029	$59,536	$713,554	$587,959	$549,110

COMPOSITION OF NET ASSETS:
Portfolio capital	$605,717	$58,206	$661,227	$630,912	$575,665
Undistributed (distributions in excess of) net investment income	2,092	941	4,397	2,268	2,094
Accumulated net realized loss on investments, futures contracts and foreign currency transactions	(28,521)	(2,099)	(59,214)	(70,537)	(113,672)
Net unrealized appreciation or depreciation of:
Investments	103,741	2,487	109,305	27,535	85,023
Futures contracts	—	—	(2,077)	(2,364)	—
Foreign currency, and translation of other assets and liabilities denominated in foreign currency (note 2)	—	1	(84)	145	—

Net assets	$683,029	$59,536	$713,554	$587,959	$549,110

* Including securities loaned, at value	$93,490	$—	$—	$—	$99,135

The accompanying notes are an integral part of the financial statements.

82   First American Funds 2009 Annual Report

Large Cap	Large Cap	Mid Cap Growth	Mid Cap	Mid Cap	Real Estate	Small Cap Growth	Small Cap	Small Cap
Select Fund	Value Fund	Opportunities Fund	Select Fund	Value Fund	Securities Fund	Opportunities Fund	Select Fund	Value Fund

$132,187	$378,815	$1,025,728	$39,988	$562,848	$901,937	$130,505	$599,786	$189,077
—	1,117	5,757	623	5,759	20,079	2,799	33,892	799

43,990	70,130	291,904	10,291	118,965	473,358	30,805	200,149	37,160
—	—	—	—	—	—	—	—	—

$150,671	$393,368	$1,182,306	$43,138	$606,633	$998,026	$135,661	$637,983	$181,822
—	1,117	5,757	623	5,759	11,760	2,799	28,442	799

43,990	70,130	291,904	10,291	118,965	473,358	30,805	200,149	37,160
—	—	—	—	—	—	—	—	—
—	8	—	—	13	—	—	—	—
115	643	175	10	492	1,204	42	416	124
2,435	996	12,799	182	11,149	11,109	1,273	6,006	4,733
69	134	1,097	5	280	8,838	151	1,833	53
—	—	—	—	—	—	—	—	—
—	—	—	—	—	—	—	—	—
26	77	37	28	48	57	51	39	32

197,306	466,473	1,494,075	54,277	743,339	1,504,352	170,782	874,868	224,723

402	—	—	—	—	—	—	—	—
—	—	—	—	—	—	—	—	—
1,876	—	14,211	170	10,844	14,310	1,276	8,188	4,353
43,990	70,130	291,904	10,291	118,965	473,358	30,805	200,149	37,160
121	371	807	30	555	1,178	68	686	67
—	—	—	—	—	6	—	—	—
—	—	—	—	—	—	—	—	—
133	336	1,017	37	537	852	154	584	177
—	—	—	—	—	—	—	—	—
1	16	81	7	55	98	10	97	10
8	8	9	8	8	8	9	8	8

46,531	70,861	308,029	10,543	130,964	489,810	32,322	209,712	41,775

$150,775	$395,612	$1,186,046	$43,734	$612,375	$1,014,542	$138,460	$665,156	$182,948

$251,568	$512,460	$1,317,839	$170,593	$753,158	$1,218,570	$183,394	$823,525	$254,395
921	4,984	(13)	155	7,349	(10)	(8)	170	(7)

(120,198)	(136,385)	(288,358)	(130,164)	(191,917)	(291,788)	(50,082)	(191,286)	(64,185)

18,484	14,553	156,578	3,150	43,785	87,770	5,156	32,747	(7,255)
—	—	—	—	—	—	—	—	—

—	—	—	—	—	—	—	—	—

$150,775	$395,612	$1,186,046	$43,734	$612,375	$1,014,542	$138,460	$665,156	$182,948

$40,664	$64,588	$275,411	$9,477	$109,399	$449,686	$28,556	$185,533	$34,194

First American Funds 2009 Annual Report   83

Statements ofAssets and Liabilities	continued, all dollars are rounded to thousands (000), except per share data

	Equity	Global			International	Large Cap Growth
	Income Fund	Infrastructure Fund	International Fund		Select Fund	Opportunities Fund

Class A:
Net assets	$100,059	$19,901	$27,995		$3,029	$56,963
Shares issued and outstanding ($0.0001 par value – 2 billion authorized)	9,299	2,553	2,597		357	2,351
Net asset value and redemption price per share	$10.76	$7.80	$10.78		$8.48	$24.23
Maximum offering price per share[1]	$11.39	$8.25	$11.41		$8.97	$25.64
Class B2:
Net assets	$7,237	—	$1,976		—	$4,749
Shares issued and outstanding ($0.0001 par value – 2 billion authorized)	682	—	201		—	213
Net asset value, offering price, and redemption price per share[3]	$10.61	—	$9.84		—	$22.31
Class C:
Net assets	$4,921	$3,034	$3,269		$244	$4,509
Shares issued and outstanding ($0.0001 par value – 2 billion authorized)	463	392	319		29	198
Net asset value, offering price and redemption price per share[3]	$10.63	$7.75	$10.26		$8.42	$22.81
Class R4:
Net assets	$122	$6	$5		$19	$667
Shares issued and outstanding ($0.0001 par value – 2 billion authorized)	11	1	—	**	2	28
Net asset value, offering price, and redemption price per share	$10.76	$7.78	$10.78		$8.42	$23.92
Class Y:
Net assets	$570,690	$36,595	$680,309		$584,667	$482,222
Shares issued and outstanding ($0.0001 par value – 2 billion authorized)	52,578	4,678	62,301		68,880	19,219
Net asset value, offering price, and redemption price per share	$10.85	$7.82	$10.92		$8.49	$25.09

[1]	The offering price is calculated by dividing the net asset value by 1 minus the maximum sales charge of 5.50%

[2]	No new or additional investments are allowed in Class B shares. See note 1 in Notes to Financial Statements.

[3]	Class B and Class C have a contingent deferred sales charge. For a description of this sales charge, see notes 1 and 3 in Notes to Financial Statements.

[4]	Class R is not offered by Mid Cap Select Fund.

**	Due to the presentation of the Financial Statements in thousands, the number rounds to zero.

The accompanying notes are an integral part of the financial statements.

84   First American Funds 2009 Annual Report

		Mid Cap				Small Cap
		Growth			Real Estate	Growth
Large Cap	Large Cap	Opportunities	Mid Cap	Mid Cap	Securities	Opportunities	Small Cap	Small Cap
Select Fund	Value Fund	Fund	Select Fund	Value Fund	Fund	Fund	Select Fund	Value Fund

$3,292	$55,401	$231,743	$12,487	$130,222	$287,493	$30,202	$295,348	$29,026

336	4,215	8,038	1,632	7,124	23,108	2,076	30,989	3,532
$9.80	$13.14	$28.83	$7.65	$18.28	$12.44	$14.55	$9.53	$8.22
$10.37	$13.90	$30.51	$8.10	$19.34	$13.16	$15.40	$10.08	$8.70

—	$2,266	$6,762	$1,691	$3,481	$2,693	$2,025	$5,511	—

—	180	266	259	202	221	158	725	—
—	$12.61	$25.43	$6.52	$17.21	$12.17	$12.82	$7.60	—

$186	$2,016	$12,894	$2,526	$12,040	$17,632	$1,341	$16,938	$2,080

20	157	484	355	684	1,444	100	1,941	285
$9.46	$12.81	$26.67	$7.12	$17.61	$12.21	$13.44	$8.73	$7.31

$66	$340	$26,822	—	$25,664	$46,382	$1,469	$24,701	$2,327

7	26	945	—	1,414	3,689	102	2,644	287
$9.74	$13.09	$28.37	—	$18.15	$12.57	$14.36	$9.34	$8.10

$147,231	$335,589	$907,825	$27,030	$440,968	$660,342	$103,423	$322,658	$149,515

14,953	25,375	29,338	3,387	23,943	52,524	6,617	31,230	17,690
$9.85	$13.23	$30.94	$7.98	$18.42	$12.57	$15.63	$10.33	$8.45

First American Funds 2009 Annual Report   85

Statements ofOperations	For the year ended October 31, 2009, all dollars are rounded to thousands (000)

	Equity	Global		International	Large Cap Growth
	Income Fund	Infrastructure Fund	International Fund	Select Fund	Opportunities Fund

INVESTMENT INCOME:
Interest from unaffiliated investments	$—	$5	$311	$79	$1
Dividends from unaffiliated investments	26,167	1,599	17,033	8,960	6,471
Dividends from affiliated investments	74	—	—	—	21
Less: Foreign taxes withheld	(170)	(119)	(1,533)	(839)	—
Securities lending income	511	—	37	250	479

Total investment income	26,582	1,485	15,848	8,450	6,972

EXPENSES (note 3):
Investment advisory fees	4,121	371	6,365	3,489	3,121
Administration fees	1,388	107	1,441	809	1,054
Transfer agent fees	277	89	208	115	269
Custodian fees	32	183	320	666	25
Legal fees	15	17	16	15	15
Audit fees	29	30	31	57	29
Registration fees	49	62	47	48	50
Postage & printing fees	34	6	59	18	35
Directors’ fees	30	30	30	35	30
Other expenses	22	21	24	27	22
Distribution and shareholder servicing fees:
Class A	227	30	62	5	127
Class B1	75	—	19	2	48
Class C	43	14	31	2	42
Class R2	2	—	—	—	3

Total expenses	6,344	960	8,653	5,288	4,870

Less: Fee waivers (note 3)	(8)	(503)	(642)	(936)	(2)

Total net expenses	6,336	457	8,011	4,352	4,868

Investment income (loss) – net	20,246	1,028	7,837	4,098	2,104

REALIZED AND UNREALIZED GAINS (LOSSES) – NET (note 5):
Net realized gain (loss) on:
Unaffiliated investments	(14,066)	2,258	(59,460)	(45,089)	(66,901)
Affiliated investments	—	—	—	—	—
Futures contracts	—	—	(15,635)	4,615	6,794
Options written	—	—	—	—	—
Forward foreign currency contracts, foreign currency, and translation of other assets and liabilities denominated in foreign currency (note 2)	(1)	3	(2,356)	(1,097)	—
Net change in unrealized appreciation or depreciation of:
Unaffiliated investments	56,206	7,143	197,864	138,434	121,303
Affiliated investments	—	—	—	—	—
Futures contracts	—	—	14,698	2,599	—
Foreign currency, and translation of other assets and liabilities denominated in foreign currency (note 2)	—	2	(314)	(53)	—

Net income (loss) on investments, futures contracts, options written, foreign currency transactions, and swap agreements	42,139	9,406	134,797	99,409	61,196

Net increase in net assets resulting from operations	$62,385	$10,434	$142,634	$103,507	$63,300

[1]	Class B is not offered by Global Infrastructure Fund.

[2]	Class R is not offered by Mid Cap Select Fund.

The accompanying notes are an integral part of the financial statements.

86   First American Funds 2009 Annual Report

		Mid Cap				Small Cap
		Growth			Real Estate	Growth
Large Cap	Large Cap	Opportunities	Mid Cap	Mid Cap	Securities	Opportunities	Small Cap	Small Cap
Select Fund	Value Fund	Fund	Select Fund	Value Fund	Fund	Fund	Select Fund	Value Fund

$—	$—	$2	$1	$—	$—	$—	$—	$—
2,828	10,373	7,386	866	14,374	35,504	386	5,354	2,837
7	27	80	3	88	91	22	142	17
(2)	—	—	—	(3)	(79)	—	—	—
167	351	1,398	47	660	1,047	191	833	256

3,000	10,751	8,866	917	15,119	36,563	599	6,329	3,110

1,049	2,559	6,911	329	3,828	4,813	1,076	3,717	1,179
361	866	2,157	112	1,200	1,508	245	1,166	377
115	218	383	180	241	440	178	267	177
14	21	49	4	27	36	5	31	9
15	15	15	15	15	15	15	15	15
29	29	29	29	29	29	29	29	29
46	49	57	39	59	79	46	71	46
5	24	73	27	41	52	11	54	11
30	30	30	30	30	30	30	30	30
21	21	24	20	22	22	20	22	20

8	131	505	29	289	409	67	521	64
2	26	65	19	34	25	18	54	14
2	22	114	26	116	108	11	156	21
—	1	115	—	123	141	4	112	11

1,697	4,012	10,527	859	6,054	7,707	1,755	6,245	2,003

(1)	(2)	(13)	(239)	(10)	(10)	(346)	(21)	(2)

1,696	4,010	10,514	620	6,044	7,697	1,409	6,224	2,001

1,304	6,741	(1,648)	297	9,075	28,866	(810)	105	1,109

(49,896)	(81,898)	(161,489)	(16,427)	(84,621)	(162,772)	(5,607)	(93,728)	(37,715)
—	—	—	—	—	(1,573)	—	(1,433)	—
—	—	15,590	994	—	—	—	—	—
—	—	—	(321)	—	—	—	—	—
—	—	—	—	—	(8)	—	—	—

61,203	81,677	340,238	18,365	147,981	203,043	27,775	176,157	39,307
—	—	—	—	—	(4,227)	—	1,710	—
—	—	—	—	—	—	—	—	—
—	—	—	—	—	—	—	—	—

11,307	(221)	194,339	2,611	63,360	34,463	22,168	82,706	1,592

$12,611	$6,520	$192,691	$2,908	$72,435	$63,329	$21,358	$82,811	$2,701

First American Funds 2009 Annual Report   87

Statements ofChanges in Net Assets	all dollars are rounded to thousands (000)

			Global
	Equity		Infrastructure
	Income Fund		Fund[1]

				12/17/07[2]
	Year Ended	Year Ended	Year Ended	to
	10/31/09	10/31/08	10/31/09	10/31/08

OPERATIONS:
Investment income (loss) – net	$20,246	$26,124	$1,028	$208
Net realized gain (loss) on:
Unaffiliated investments	(14,066)	(12,130)	2,258	(4,310)
Redemptions in-kind (note 9)	—	4,349	—	—
Futures contracts	—	—	—	—
Forward foreign currency contracts, foreign currency, and translation of other assets and liabilities denominated in foreign currency (note 2)	(1)	—	3	2
Net change in unrealized appreciation or depreciation of:
Unaffiliated investments	56,206	(379,560)	7,143	(4,656)
Futures contracts	—	—	—	—
Foreign currency, and translation of other assets and liabilities denominated in foreign currency (note 2)	—	—	2	(1)

Net increase (decrease) in net assets resulting from operations	62,385	(361,217)	10,434	(8,757)

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Investment income – net:
Class A	(3,050)	(3,201)	(86)	—
Class B	(200)	(204)	—	—
Class C	(114)	(110)	—	—
Class R	(9)	(16)	—	—
Class Y	(19,001)	(19,995)	(262)	—
Net realized gain on investments:
Class A	—	(11,805)	—	—
Class B	—	(1,124)	—	—
Class C	—	(605)	—	—
Class R	—	(63)	—	—
Class Y	—	(67,897)	—	—

Total distributions	(22,374)	(105,020)	(348)	—

CAPITAL SHARE TRANSACTIONS (note 4):
Class A:
Proceeds from sales	9,072	7,241	16,619	5,363
Reinvestment of distributions	2,785	13,962	67	—
Payments for redemptions	(17,930)	(31,641)	(4,091)	(272)

Increase (decrease) in net assets from Class A transactions	(6,073)	(10,438)	12,595	5,091

Class B3:
Proceeds from sales	113	411	—	—
Reinvestment of distributions	187	1,248	—	—
Payments for redemptions (note 3)	(2,480)	(3,181)	—	—

Increase (decrease) in net assets from Class B transactions	(2,180)	(1,522)	—	—

Class C:
Proceeds from sales	1,181	595	2,639	—
Reinvestment of distributions	107	666	—	—
Payments for redemptions (note 3)	(1,258)	(2,522)	(32)	—

Increase (decrease) in net assets from Class C transactions	30	(1,261)	2,607	—

Class R:
Proceeds from sales	52	78	5	—
Reinvestment of distributions	9	79	—	—
Payments for redemptions	(452)	(193)	—	—

Increase (decrease) in net assets from Class R transactions	(391)	(36)	5	—

Class Y:
Proceeds from sales	127,721	77,778	41,075	32,934
Reinvestment of distributions	4,494	39,603	141	—
Payments for redemptions	(169,842)	(216,514)	(28,216)	(8,025)

Increase (decrease) in net assets from Class Y transactions	(37,627)	(99,133)	13,000	24,909

Increase (decrease) in net assets from capital share transactions	(46,241)	(112,390)	28,207	30,000
Increase in net assets from regulatory settlement proceeds (note 10)	—	—	—	—

Total increase (decrease) in net assets	(6,230)	(578,627)	38,293	21,243
Net assets at beginning of year	689,259	1,267,886	21,243	—

Net assets at end of year	$683,029	$689,259	$59,536	$21,243

Undistributed (distributions in excess of) net investment income at end of year	$2,092	$2,097	$941	$210

[1]	The fund began offering Class C and Class R on November 3, 2008.

[2]	Commencement of operations.

[3]	No new additional investments are allowed in Class B shares. See Note 1 in Notes to Financial Statements.

The accompanying notes are an integral part of the financial statements.

88   First American Funds 2009 Annual Report

International		International		Large Cap Growth		Large Cap		Large Cap
Fund		Select Fund		Opportunities Fund		Select Fund		Value Fund

Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
10/31/09	10/31/08	10/31/09	10/31/08	10/31/09	10/31/08	10/31/09	10/31/08	10/31/09	10/31/08

$7,837	$27,555	$4,098	$5,378	$2,104	$1,891	$1,304	$2,530	$6,741	$10,809

(59,460)	43,357	(45,089)	(24,099)	(66,901)	(52,117)	(49,896)	(68,940)	(81,898)	(53,971)
—	23,282	—	—	—	—	—	—	—	—
(15,635)	(12,795)	4,615	(2,901)	6,794	—	—	—	—	—
(2,356)	(796)	(1,097)	181	—	—	—	—	—	—

197,864	(666,682)	138,434	(148,884)	121,303	(229,507)	61,203	(93,774)	81,677	(214,939)
14,698	(16,775)	2,599	(6,171)	—	—	—	—	—	—
(314)	138	(53)	186	—	—	—	—	—	—

142,634	(602,716)	103,507	(176,310)	63,300	(279,733)	12,611	(160,184)	6,520	(258,101)

(236)	(504)	(30)	(19)	(59)	—	(15)	(21)	(635)	(844)
—	(16)	(2)	(1)	—	—	—	—	(21)	(26)
—	(9)	(1)	(1)	—	—	—	(1)	(15)	(15)
—	—	(1)	—	—	—	—	—	(2)	(1)
(8,282)	(17,791)	(6,078)	(2,254)	(1,833)	(464)	(1,109)	(1,853)	(4,702)	(6,296)

—	(4,764)	—	(58)	—	(8,176)	—	(1,002)	—	(13,581)
—	(604)	—	(7)	—	(1,066)	—	(87)	—	(962)
—	(611)	—	(6)	—	(757)	—	(42)	—	(561)
—	(1)	—	—	—	(50)	—	(5)	—	(23)
—	(133,882)	—	(5,572)	—	(61,331)	—	(55,522)	—	(86,486)

(8,518)	(158,182)	(6,112)	(7,918)	(1,892)	(71,844)	(1,124)	(58,533)	(5,375)	(108,795)

3,228	6,019	1,588	1,504	7,172	7,836	856	888	2,954	3,879
219	4,612	25	67	56	7,846	12	817	579	13,370
(6,232)	(14,884)	(1,027)	(1,162)	(9,957)	(19,590)	(1,480)	(2,403)	(9,418)	(20,859)

(2,785)	(4,253)	586	409	(2,729)	(3,908)	(612)	(698)	(5,885)	(3,610)

77	341	2	202	42	407	3	18	15	161
—	597	2	7	—	1,032	—	88	20	964
(975)	(2,149)	(298)	(61)	(1,629)	(2,852)	(324)	(117)	(1,394)	(2,115)

(898)	(1,211)	(294)	148	(1,587)	(1,413)	(321)	(11)	(1,359)	(990)

331	462	21	244	481	706	22	54	217	319
—	556	1	5	—	707	—	38	15	510
(985)	(1,585)	(61)	(105)	(845)	(2,155)	(36)	(70)	(869)	(741)

(654)	(567)	(39)	144	(364)	(742)	(14)	22	(637)	88

1	3	4	62	225	231	102	13	176	105
—	1	1	—	—	50	—	5	2	24
—	(3)	(42)	(8)	(114)	(89)	(55)	(15)	(35)	(36)

1	1	(37)	54	111	192	47	3	143	93

54,320	210,818	363,659	201,444	116,710	111,241	39,404	108,988	38,047	74,224
5,049	101,831	1,729	4,127	724	32,809	441	23,632	2,849	59,454
(165,305)	(597,730)	(127,280)	(116,875)	(106,659)	(172,512)	(111,700)	(159,401)	(107,134)	(146,403)

(105,936)	(285,081)	238,108	88,696	10,775	(28,462)	(71,855)	(26,781)	(66,238)	(12,725)

(110,272)	(291,111)	238,324	89,451	6,206	(34,333)	(72,755)	(27,465)	(73,976)	(17,144)
359	—	—	—	—	—	—	—	—	—

24,203	(1,052,009)	335,719	(94,777)	67,614	(385,910)	(61,268)	(246,182)	(72,831)	(384,040)
689,351	1,741,360	252,240	347,017	481,496	867,406	212,043	458,225	468,443	852,483

$713,554	$689,351	$587,959	$252,240	$549,110	$481,496	$150,775	$212,043	$395,612	$468,443

$4,397	$7,434	$2,268	$5,358	$2,094	$1,882	$921	$727	$4,984	$3,618

First American Funds 2009 Annual Report   89

Statements ofChanges in Net Assets	continued

	Mid Cap Growth		Mid Cap
	Opportunities Fund		Select Fund

	Year Ended	Year Ended	Year Ended	Year Ended
	10/31/09	10/31/08	10/31/09	10/31/08

OPERATIONS:
Investment income (loss) – net	$(1,648)	$(4,280)	$297	$(26)
Net realized gain (loss) on:
Unaffiliated investments	(161,489)	(139,560)	(16,427)	(7,982)
Affiliated investments	—	—	—	—
Redemptions in-kind (note 9)	—	—	—	—
Futures contracts	15,590	—	994	—
Options written	—	—	(321)	—
Forward foreign currency contracts, foreign currency, and translation of other assets and liabilities denominated in foreign currency (note 2)	—	—	—	—
Net change in unrealized appreciation or depreciation of:
Unaffiliated investments	340,238	(635,741)	18,365	(26,410)
Affiliated investments	—	—	—	—
Futures contracts	—	—	—	—
Options written	—	—	—	—
Foreign currency, and translation of other assets and liabilities denominated in foreign currency (note 2)	—	—	—	—

Net increase (decrease) in net assets resulting from operations	192,691	(779,581)	2,908	(34,418)

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Investment income – net:
Class A	—	—	(4)	—
Class B	—	—	—	—
Class C	—	—	—	—
Class R	—	—	—	—
Class Y	—	—	(143)	—
Net realized gain on investments:
Class A	—	(42,869)	—	—
Class B	—	(1,753)	—	—
Class C	—	(3,115)	—	—
Class R	—	(3,185)	—	—
Class Y	—	(137,824)	—	—
Return of Capital:
Class A	—	—	—	—
Class B	—	—	—	—
Class C	—	—	—	—
Class R	—	—	—	—
Class Y	—	—	—	—

Total distributions	—	(188,746)	(147)	—

CAPITAL SHARE TRANSACTIONS (note 4):
Class A:
Proceeds from sales	36,041	59,598	1,858	3,246
Reinvestment of distributions	—	41,285	3	—
Payments for redemptions	(51,431)	(104,324)	(3,132)	(5,139)

Increase (decrease) in net assets from Class A transactions	(15,390)	(3,441)	(1,271)	(1,893)

Class B1:
Proceeds from sales	54	738	8	118
Reinvestment of distributions	—	1,643	—	—
Payments for redemptions (note 3)	(1,623)	(3,120)	(917)	(2,833)

Increase (decrease) in net assets from Class B transactions	(1,569)	(739)	(909)	(2,715)

Class C:
Proceeds from sales	2,061	4,282	190	696
Reinvestment of distributions	—	2,677	—	—
Payments for redemptions (note 3)	(3,972)	(8,531)	(894)	(1,120)

Increase (decrease) in net assets from Class C transactions	(1,911)	(1,572)	(704)	(424)

Class R2:
Proceeds from sales	11,251	16,036	—	—
Reinvestment of distributions	—	3,185	—	—
Payments for redemptions	(10,412)	(9,288)	—	—

Increase (decrease) in net assets from Class R transactions	839	9,933	—	—

Class Y:
Proceeds from sales	171,004	150,690	10,760	17,744
Reinvestment of distributions	—	104,398	33	—
Payments for redemptions	(142,727)	(286,403)	(25,773)	(32,921)

Increase (decrease) in net assets from Class Y transactions	28,277	(31,315)	(14,980)	(15,177)

Increase (decrease) in net assets from capital share transactions	10,246	(27,134)	(17,864)	(20,209)
Increase in net assets from regulatory settlement proceeds (note 10)	—	—	—	—

Total increase (decrease) in net assets	202,937	(995,461)	(15,103)	(54,627)
Net assets at beginning of year	983,109	1,978,570	58,837	113,464

Net assets at end of year	$1,186,046	$983,109	$43,734	$58,837

Undistributed (distributions in excess of) net investment income at end of year	$(13)	$(11)	$155	$(6)

[1]	No new or additional investments are allowed in Class B shares. See Note 1 in Notes to Financial Statements.

[2]	Class R is not offered by Mid Cap Select Fund.

The accompanying notes are an integral part of the financial statements.

90   First American Funds 2009 Annual Report

Mid Cap		Real Estate		Small Cap Growth		Small Cap		Small Cap
Value Fund		Securities Fund		Opportunities Fund		Select Fund		Value Fund

Year Ended	Year Ended	Year Ended	Year Ended	Year ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
10/31/09	10/31/08	10/31/09	10/31/08	10/31/09	10/31/08	10/31/09	10/31/08	10/31/09	10/31/08

$9,075	$9,178	$28,866	$27,147	$(810)	$(1,646)	$105	$(311)	$1,109	$2,560

(84,621)	(107,430)	(162,772)	(128,631)	(5,607)	(40,776)	(93,728)	(93,456)	(37,715)	(26,457)
—	—	(1,573)	—	—	—	(1,433)	—	—	—
—	—	—	—	—	247	—	—	—	—
—	—	—	—	—	305	—	—	—	—
—	—	—	—	—	—	—	—	—	—

—	—	(8)	(31)	—	—	—	—	—	—
147,981	(268,835)	203,043	(281,542)	27,775	(52,783)	176,157	(234,746)	39,307	(77,076)
—	—	(4,227)	—	—	—	1,710	—	—	—
—	—	—	—	—	—	—	—	—	—
—	—	—	—	—	—	—	—	—	—

—	—	—	—	—	—	—	—	—	—

72,435	(367,087)	63,329	(383,057)	21,358	(94,653)	82,811	(328,513)	2,701	(100,973)

(600)	(1,408)	(5,684)	(3,653)	—	—	—	—	(281)	(573)
(2)	(22)	(61)	(78)	—	—	—	—	(3)	(24)
(7)	(63)	(291)	(217)	—	—	—	—	(7)	(20)
(90)	(175)	(899)	(409)	—	—	—	—	(18)	(33)
(2,658)	(5,086)	(16,569)	(14,270)	—	—	—	(290)	(1,989)	(3,749)

—	(16,522)	—	(22,068)	—	(10,823)	—	(14,448)	—	(5,182)
—	(565)	—	(816)	—	(340)	—	(980)	—	(645)
—	(1,759)	—	(2,036)	—	(169)	—	(2,230)	—	(434)
—	(1,982)	—	(2,193)	—	(39)	—	(2,457)	—	(336)
—	(48,932)	—	(68,467)	—	(9,817)	—	(34,350)	—	(27,249)

—	—	(2,077)	—	—	—	—	—	—	—
—	—	(33)	—	—	—	—	—	—	—
—	—	(141)	—	—	—	—	—	—	—
—	—	(356)	—	—	—	—	—	—	—
—	—	(6,186)	—	—	—	—	—	—	—

(3,357)	(76,514)	(32,297)	(114,207)	—	(21,188)	—	(54,755)	(2,298)	(38,245)

29,555	48,087	197,810	96,399	3,534	17,198	148,270	111,735	5,254	2,653
583	17,368	7,096	24,612	—	10,653	—	13,800	270	5,531
(38,523)	(94,410)	(71,600)	(85,724)	(7,288)	(101,235)	(55,873)	(89,826)	(5,111)	(12,847)

(8,385)	(28,955)	133,306	35,287	(3,754)	(73,384)	92,397	35,709	413	(4,663)

47	357	51	517	47	103	46	324	16	44
2	554	81	773	—	325	—	937	3	642
(1,032)	(1,801)	(558)	(2,144)	(320)	(1,039)	(1,443)	(3,322)	(2,690)	(1,622)

(983)	(890)	(426)	(854)	(273)	(611)	(1,397)	(2,061)	(2,671)	(936)

676	2,358	8,357	6,738	271	214	1,427	4,504	201	477
7	1,585	338	1,755	—	154	—	2,068	6	411
(3,112)	(6,416)	(2,664)	(6,111)	(239)	(583)	(3,469)	(10,197)	(499)	(869)

(2,429)	(2,473)	6,031	2,382	32	(215)	(2,042)	(3,625)	(292)	19

14,902	16,462	25,869	24,530	1,204	299	7,603	13,319	1,693	1,187
90	2,152	1,255	2,601	—	39	—	2,457	18	369
(16,399)	(9,556)	(6,732)	(8,819)	(314)	(127)	(9,240)	(14,269)	(1,683)	(1,207)

(1,407)	9,058	20,392	18,312	890	211	(1,637)	1,507	28	349

66,387	57,392	382,082	388,360	26,506	12,641	68,946	70,683	17,091	19,705
1,760	39,960	14,186	49,830	—	7,546	—	26,896	1,747	27,122
(92,117)	(140,793)	(269,156)	(198,925)	(14,191)	(35,529)	(76,685)	(259,101)	(27,723)	(78,089)

(23,970)	(43,441)	127,112	239,265	12,315	(15,342)	(7,739)	(161,522)	(8,885)	(31,262)

(37,174)	(66,701)	286,415	294,392	9,210	(89,341)	79,582	(129,992)	(11,407)	(36,493)
—	—	—	—	—	2,103	—	—	—	—

31,904	(510,302)	317,447	(202,872)	30,568	(203,079)	162,393	(513,260)	(11,004)	(175,711)
580,471	1,090,773	697,095	899,967	107,892	310,971	502,763	1,016,023	193,952	369,663

$612,375	580,471	$1,014,542	$697,095	$138,460	$107,892	$665,156	$502,763	$182,948	$193,952

$7,349	$1,332	$(10)	$(8)	$(8)	$(7)	$170	$(9)	$(7)	$1,164

First American Funds 2009 Annual Report   91

Financial Highlights   For a share outstanding throughout the indicated periods.

			Realized and
	Net Asset		Unrealized		Distributions			Net Asset
	Value	Net	Gains	Total from	from Net	Distributions		Value
	Beginning	Investment	(Losses) on	Investment	Investment	from Net	Total	End of
	of Period	Income	Investments	Operations	Income	Realized Gains	Distributions	Period

Equity Income Fund[1]
Class A
2009[2]	$10.09	$0.29	$0.71	$1.00	$(0.33)	$—	$(0.33)	$10.76
2008[2]	16.43	0.33	(5.28)	(4.95)	(0.29)	(1.10)	(1.39)	10.09
2007[2]	15.90	0.29	1.96	2.25	(0.29)	(1.43)	(1.72)	16.43
2006[2]	13.67	0.20	2.32	2.52	(0.21)	(0.08)	(0.29)	15.90
2005[3]	13.89	0.01	(0.22)	(0.21)	(0.01)	—	(0.01)	13.67
2005[4]	12.77	0.20	1.15	1.35	(0.22)	(0.01)	(0.23)	13.89
Class B
2009[2]	$9.96	$0.22	$0.68	$0.90	$(0.25)	$—	$(0.25)	$10.61
2008[2]	16.23	0.22	(5.19)	(4.97)	(0.20)	(1.10)	(1.30)	9.96
2007[2]	15.75	0.17	1.94	2.11	(0.20)	(1.43)	(1.63)	16.23
2006[2]	13.57	0.09	2.30	2.39	(0.13)	(0.08)	(0.21)	15.75
2005[3]	13.79	—	(0.22)	(0.22)	—	—	—	13.57
2005[4]	12.68	0.10	1.14	1.24	(0.12)	(0.01)	(0.13)	13.79
Class C
2009[2]	$9.98	$0.21	$0.69	$0.90	$(0.25)	$—	$(0.25)	$10.63
2008[2]	16.26	0.22	(5.20)	(4.98)	(0.20)	(1.10)	(1.30)	9.98
2007[2]	15.78	0.17	1.94	2.11	(0.20)	(1.43)	(1.63)	16.26
2006[2]	13.59	0.10	2.30	2.40	(0.13)	(0.08)	(0.21)	15.78
2005[3]	13.81	—	(0.22)	(0.22)	—	—	—	13.59
2005[4]	12.70	0.11	1.13	1.24	(0.12)	(0.01)	(0.13)	13.81
Class R
2009[2]	$10.08	$0.28	$0.68	$0.96	$(0.28)	$—	$(0.28)	$10.76
2008[2]	16.41	0.29	(5.26)	(4.97)	(0.26)	(1.10)	(1.36)	10.08
2007[2]	15.88	0.23	1.98	2.21	(0.25)	(1.43)	(1.68)	16.41
2006[2]	13.66	0.17	2.31	2.48	(0.18)	(0.08)	(0.26)	15.88
2005[3]	13.88	0.01	(0.23)	(0.22)	—	—	—	13.66
2005[4]	12.78	0.11	1.20	1.31	(0.20)	(0.01)	(0.21)	13.88
Class Y
2009[2]	$10.18	$0.32	$0.70	$1.02	$(0.35)	$—	$(0.35)	$10.85
2008[2]	16.55	0.36	(5.30)	(4.94)	(0.33)	(1.10)	(1.43)	10.18
2007[2]	16.00	0.33	1.98	2.31	(0.33)	(1.43)	(1.76)	16.55
2006[2]	13.76	0.24	2.33	2.57	(0.25)	(0.08)	(0.33)	16.00
2005[3]	13.98	0.01	(0.21)	(0.20)	(0.01)	(0.01)	(0.02)	13.76
2005[4]	12.85	0.24	1.15	1.39	(0.25)	(0.01)	(0.26)	13.98

[1]	Per share data calculated using average shares outstanding method.

[2]	For the period November 1 to October 31 in the fiscal year indicated.

[3]	For the period October 1, 2005 to October 31, 2005. Effective October 1, 2005, the fund’s fiscal year end was changed from September 30 to October 31. All ratios for the period have been annualized, except total return and portfolio turnover.

[4]	For the period October 1 to September 30 in the year indicated.

[5]	Total return does not include sales charges. Total return would have been lower had certain expenses not been waived.

The accompanying notes are an integral part of the financial statements.

92   First American Funds 2009 Annual Report

					Ratio of Net
				Ratio of	Investment
			Ratio of Net	Expenses	Income (Loss)
		Ratio of	Investment	to Average	to Average
	Net Assets	Expenses	Income (Loss)	Net Assets	Net Assets	Portfolio
Total	End of	to Average	to Average	(Excluding	(Excluding	Turnover
Return[5]	Period (000)	Net Assets	Net Assets	Waivers)	Waivers)	Rate

10.32%	$100,059	1.19%	3.00%	1.19%	3.00%	48%
(32.51)	100,824	1.17	2.45	1.17	2.45	32
15.24	179,379	1.16	1.83	1.16	1.83	20
18.66	171,814	1.18	1.40	1.18	1.40	23
(1.53)	171,998	1.20	0.70	1.20	0.70	—
10.65	176,878	1.16	1.51	1.19	1.48	27

9.41%	$7,237	1.94%	2.28%	1.94%	2.28%	48%
(32.95)	9,113	1.92	1.69	1.92	1.69	32
14.40	16,893	1.91	1.09	1.91	1.09	20
17.76	19,845	1.93	0.65	1.93	0.65	23
(1.60)	21,003	1.95	(0.05)	1.95	(0.05)	—
9.86	21,639	1.91	0.78	1.94	0.75	27

9.41%	$4,921	1.94%	2.23%	1.94%	2.23%	48%
(32.95)	4,625	1.92	1.69	1.92	1.69	32
14.37	9,241	1.91	1.09	1.91	1.09	20
17.80	11,225	1.93	0.68	1.93	0.68	23
(1.59)	15,313	1.95	(0.05)	1.95	(0.05)	—
9.84	16,128	1.91	0.79	1.94	0.76	27

9.92%	$122	1.45%	2.94%	1.45%	2.94%	48%
(32.64)	535	1.42	2.20	1.42	2.20	32
14.98	940	1.41	1.48	1.41	1.48	20
18.33	511	1.43	1.14	1.57	1.00	23
(1.55)	418	1.45	0.45	1.60	0.30	—
10.33	415	1.41	0.83	1.59	0.65	27

10.51%	$570,690	0.94%	3.25%	0.94%	3.25%	48%
(32.29)	574,162	0.92	2.70	0.92	2.70	32
15.54	1,061,433	0.91	2.09	0.91	2.09	20
18.89	1,129,971	0.93	1.65	0.93	1.65	23
(1.50)	1,169,267	0.95	0.95	0.95	0.95	—
10.94	1,206,483	0.91	1.80	0.94	1.77	27

First American Funds 2009 Annual Report   93

Financial Highlights   For a share outstanding throughout the indicated periods.

			Realized and
	Net Asset		Unrealized		Distributions	Net Asset
	Value	Net	Gains	Total from	from Net	Value
	Beginning	Investment	(Losses) on	Investment	Investment	End of
	of Period	Income	Investments	Operations	Income	Period

Global Infrastructure Fund[1]
Class A
2009[2]	$6.43	$0.16	$1.29	$1.45	$(0.08)	$7.80
2008[3]	10.00	0.05	(3.62)	(3.57)	—	6.43
Class C
2009[4]	$6.48	$0.11	$1.24	$1.35	$(0.08)	$7.75
Class R
2009[4]	$6.48	$0.14	$1.24	$1.38	$(0.08)	$7.78
Class Y
2009[2]	$6.43	$0.17	$1.30	$1.47	$(0.08)	$7.82
2008[3]	10.00	0.16	(3.73)	(3.57)	—	6.43

[1]	Per share data calculated using average shares outstanding method.

[2]	For the period November 1 to October 31 in the fiscal year indicated.

[3]	Commenced operations on December 17, 2007. All ratios for the period ended October 31, 2008 have been annualized, except total return and portfolio turnover.

[4]	For the period November 3, 2008, when the class of shares was offered, to October 31, 2009. All ratios for the period have been annualized, except total return and portfolio turnover.

[5]	Total return does not reflect sales charges. Total return would have been lower had certain expenses not been waived.

The accompanying notes are an integral part of the financial statements.

94   First American Funds 2009 Annual Report

					Ratio of Net
				Ratio of	Investment
			Ratio of Net	Expenses	Income (Loss)
		Ratio of	Investment	to Average	to Average
	Net Assets	Expenses	Income	Net Assets	Net Assets	Portfolio
Total	End of	to Average	to Average	(Excluding	(Excluding	Turnover
Return[5]	Period (000)	Net Assets	Net Assets	Waivers)	Waivers)	Rate

22.76%	$19,901	1.25%	2.34%	2.47%	1.12%	299%
(35.70)	4,022	1.25	0.80	4.16	(2.11)	304

21.00%	$3,034	2.00%	1.59%	3.22%	0.37%	299%

21.48%	$6	1.50%	2.15%	2.72%	0.93%	299%

23.14%	$36,595	1.00%	2.57%	2.22%	1.35%	299%
(35.70)	17,221	0.99	2.18	3.90	(0.73)	304

First American Funds 2009 Annual Report   95

Financial Highlights   For a share outstanding throughout the indicated periods.

			Realized and
	Net Asset		Unrealized		Distributions			Net Asset
	Value	Net	Gains	Total from	from Net	Distributions		Value
	Beginning	Investment	(Losses) on	Investment	Investment	from Net	Total	End of
	of Period	Income (Loss)	Investments	Operations	Income	Realized Gains	Distributions	Period

International Fund[1]
Class A
2009[2]	$8.68	$0.09	$2.09	$2.18	$(0.08)	$—	$(0.08)	$10.78
2008[2]	17.15	0.26	(7.14)	(6.88)	(0.14)	(1.45)	(1.59)	8.68
2007[2]	14.80	0.15	2.59	2.74	(0.13)	(0.26)	(0.39)	17.15
2006[2]	12.01	0.12	2.80	2.92	(0.13)	—	(0.13)	14.80
2005[3]	12.24	0.01	(0.24)	(0.23)	—	—	—	12.01
2005[4]	10.19	0.09	2.02	2.11	(0.06)	—	(0.06)	12.24
Class B
2009[2]	$7.92	$0.02	$1.90	$1.92	$—	$—	$—	$9.84
2008[2]	15.78	0.14	(6.52)	(6.38)	(0.03)	(1.45)	(1.48)	7.92
2007[2]	13.65	0.03	2.39	2.42	(0.03)	(0.26)	(0.29)	15.78
2006[2]	11.09	0.02	2.58	2.60	(0.04)	—	(0.04)	13.65
2005[3]	11.31	—	(0.22)	(0.22)	—	—	—	11.09
2005[4]	9.43	—	1.88	1.88	—	—	—	11.31
Class C
2009[2]	$8.25	$0.02	$1.99	$2.01	$—	$—	$—	$10.26
2008[2]	16.36	0.15	(6.79)	(6.64)	(0.02)	(1.45)	(1.47)	8.25
2007[2]	14.13	0.03	2.48	2.51	(0.02)	(0.26)	(0.28)	16.36
2006[2]	11.47	0.02	2.67	2.69	(0.03)	—	(0.03)	14.13
2005[3]	11.70	—	(0.23)	(0.23)	—	—	—	11.47
2005[4]	9.76	—	1.94	1.94	—	—	—	11.70
Class R5
2009[2]	$8.67	$0.07	$2.11	$2.18	$(0.07)	$—	$(0.07)	$10.78
2008[2]	17.17	0.19	(7.10)	(6.91)	(0.14)	(1.45)	(1.59)	8.67
2007[2]	14.81	0.10	2.61	2.71	(0.09)	(0.26)	(0.35)	17.17
2006[2]	11.94	0.05	2.82	2.87	—	—	—	14.81
2005[3]	12.17	(0.02)	(0.21)	(0.23)	—	—	—	11.94
2005[4]	10.11	0.09	1.97	2.06	—	—	—	12.17
Class Y
2009[2]	$8.81	$0.11	$2.12	$2.23	$(0.12)	$—	$(0.12)	$10.92
2008[2]	17.38	0.30	(7.24)	(6.94)	(0.18)	(1.45)	(1.63)	8.81
2007[2]	14.99	0.19	2.62	2.81	(0.16)	(0.26)	(0.42)	17.38
2006[2]	12.16	0.16	2.83	2.99	(0.16)	—	(0.16)	14.99
2005[3]	12.39	0.01	(0.24)	(0.23)	—	—	—	12.16
2005[4]	10.31	0.12	2.05	2.17	(0.09)	—	(0.09)	12.39

[1]	Per share data calculated using average shares outstanding method.

[2]	For the period November 1 to October 31 in the fiscal year indicated.

[3]	For the period October 1, 2005 to October 31, 2005. Effective October 1, 2005, the fund’s fiscal year end was changed from September 30 to October 31. All ratios for the period have been annualized, except total return and portfolio turnover.

[4]	For the period October 1 to September 30 in the year indicated.

[5]	Total return does not reflect sales charges. Total return would have been lower had certain expenses not been waived.

[6]	During the period indicated, the fund received a regulatory settlement, which had no impact on total return.

The accompanying notes are an integral part of the financial statements.

96   First American Funds 2009 Annual Report

				Ratio of	Ratio of Net
			Ratio of Net	Expenses	Investment
		Ratio of	Investment	to Average	Income (Loss)
	Net Assets	Expenses to	Income (Loss)	Net Assets	to Average	Portfolio
Total	End of	Average	to Average	(Excluding	Net Assets (Excluding	Turnover
Return[5]	Period (000)	Net Assets	Net Assets	Waivers)	Waivers)	Rate

25.29%[6]	$27,995	1.49%	1.00%	1.59%	0.90%	231%
(43.82)	25,342	1.49	1.92	1.54	1.87	18
18.92	56,705	1.49	0.97	1.53	0.93	14
24.50	52,489	1.51	0.89	1.54	0.86	17
(1.88)	48,439	1.51	0.58	1.55	0.54	—
20.80	48,851	1.56	0.77	1.61	0.72	74

24.24%[6]	$1,976	2.24%	0.23%	2.34%	0.13%	231%
(44.19)	2,499	2.24	1.16	2.29	1.11	18
18.05	6,668	2.24	0.22	2.28	0.18	14
23.50	7,172	2.26	0.15	2.29	0.12	17
(1.95)	6,632	2.26	(0.17)	2.30	(0.21)	—
19.94	6,819	2.31	—	2.36	(0.05)	74

24.36%[6]	$3,269	2.24%	0.24%	2.34%	0.14%	231%
(44.21)	3,232	2.24	1.20	2.29	1.15	18
18.09	7,173	2.24	0.20	2.28	0.16	14
23.53	8,049	2.26	0.16	2.29	0.13	17
(1.97)	7,520	2.26	(0.17)	2.30	(0.21)	—
19.88	7,915	2.31	(0.01)	2.36	(0.06)	74

25.39%[6]	$5	1.74%	0.73%	1.84%	0.63%	231%
(43.94)	2	1.74	1.40	1.79	1.35	18
18.66	4	1.74	0.60	1.78	0.56	14
24.04	1	1.76	0.39	1.91	0.24	17
(1.89)	1	1.76	0.33	1.95	0.14	—
20.38	163	1.81	0.77	2.01	0.57	74

25.68%[6]	$680,309	1.24%	1.25%	1.34%	1.15%	231%
(43.68)	658,276	1.24	2.19	1.29	2.14	18
19.23	1,670,810	1.24	1.21	1.28	1.17	14
24.81	1,738,254	1.26	1.16	1.29	1.13	17
(1.86)	1,516,510	1.26	0.83	1.30	0.79	—
21.12	1,523,057	1.31	1.07	1.36	1.02	74

First American Funds 2009 Annual Report   97

Financial Highlights   For a share outstanding throughout the indicated periods.

			Realized and
	Net Asset		Unrealized		Distributions			Net Asset
	Value	Net	Gains	Total from	from Net	Distributions		Value
	Beginning	Investment	(Losses) on	Investment	Investment	from Net	Total	End of
	of Period	Income	Investments	Operations	Income	Realized Gains	Distributions	Period

International Select Fund[1]
Class A
2009[2]	$6.53	$0.07	$2.00	$2.07	$(0.12)	$—	$(0.12)	$8.48
2008[2]	12.15	0.15	(5.52)	(5.37)	(0.06)	(0.19)	(0.25)	6.53
2007[3]	10.00	0.09	2.07	2.16	(0.01)	—	(0.01)	12.15
Class C
2009[2]	$6.46	$0.03	$1.97	$2.00	$(0.04)	$—	$(0.04)	$8.42
2008[2]	12.07	0.09	(5.48)	(5.39)	(0.03)	(0.19)	(0.22)	6.46
2007[3]	10.00	0.03	2.04	2.07	—	—	—	12.07
Class R
2009[2]	$6.52	$0.09	$1.94	$2.03	$(0.13)	$—	$(0.13)	$8.42
2008[2]	12.12	0.08	(5.46)	(5.38)	(0.03)	(0.19)	(0.22)	6.52
2007[3]	10.00	0.07	2.06	2.13	(0.01)	—	(0.01)	12.12
Class Y
2009[2]	$6.55	$0.08	$2.01	$2.09	$(0.15)	$—	$(0.15)	$8.49
2008[2]	12.17	0.17	(5.52)	(5.35)	(0.08)	(0.19)	(0.27)	6.55
2007[3]	10.00	0.13	2.05	2.18	(0.01)	—	(0.01)	12.17

[1]	Per share data calculated using average shares outstanding method.

[2]	For the period November 1 to October 31 in the fiscal year indicated.

[3]	Commenced operations on December 21, 2006. All ratios for the period ended October 31, 2007 have been annualized, except total return and portfolio turnover.

[4]	Total return does not reflect sales charges. Total return would have been lower had certain expenses not been waived.

The accompanying notes are an integral part of the financial statements.

98   First American Funds 2009 Annual Report

					Ratio of Net
				Ratio of	Investment
			Ratio of Net	Expenses	Income (Loss)
		Ratio of	Investment	to Average	to Average
	Net Assets	Expenses to	Income	Net Assets	Net Assets	Portfolio
Total	End of	Average	to Average	(Excluding	(Excluding	Turnover
Return[4]	Period (000)	Net Assets	Net Assets	Waivers)	Waivers)	Rate

32.32%	$3,029	1.49%	1.04%	1.76%	0.77%	64%
(45.00)	1,904	1.49	1.52	1.70	1.31	63
21.58	3,228	1.49	0.95	1.89	0.55	45

31.43%	$244	2.24%	0.40%	2.51%	0.13%	64%
(45.39)	226	2.24	0.92	2.45	0.71	63
20.75	287	2.24	0.30	2.64	(0.10)	45

31.99%	$19	1.74%	1.30%	2.01%	1.03%	64%
(45.10)	48	1.74	0.90	1.95	0.69	63
21.27	17	1.74	0.77	2.14	0.37	45

32.68%	$584,667	1.24%	1.17%	1.51%	0.90%	64%
(44.86)	249,805	1.24	1.72	1.45	1.51	63
21.78	343,161	1.24	1.36	1.64	0.96	45

First American Funds 2009 Annual Report   99

Financial Highlights   For a share outstanding throughout the indicated periods.

			Realized and
	Net Asset		Unrealized		Distributions				Net Asset
	Value	Net	Gains	Total From	from Net	Distributions	Distributions		Value
	Beginning	Investment	(Losses) on	Investment	Investment	from Net	from Return	Total	End of
	of Period	Income (Loss)	Investments	Operations	Income	Realized Gains	of Capital	Distributions	Period

Large Cap Growth Opportunities Fund[1]
Class A
2009[2]	$21.52	$0.05	$2.68	$2.73	$(0.02)	$—	$—	$(0.02)	$24.23
2008[2]	36.27	0.02	(11.65)	(11.63)	—	(3.12)	—	(3.12)	21.52
2007[2]	29.58	(0.05)	7.08	7.03	—	(0.34)	—	(0.34)	36.27
2006[2]	27.86	(0.02)	1.74	1.72	—	—	—	—	29.58
2005[3]	28.02	(0.01)	(0.15)	(0.16)	—	—	—	—	27.86
2005[4]	25.00	(0.01)	3.08	3.07	(0.04)	—	(0.01)	(0.05)	28.02
Class B
2009[2]	$19.93	$(0.09)	$2.47	$2.38	$—	$—	$—	$—	$22.31
2008[2]	34.08	(0.19)	(10.84)	(11.03)	—	(3.12)	—	(3.12)	19.93
2007[2]	28.01	(0.27)	6.68	6.41	—	(0.34)	—	(0.34)	34.08
2006[2]	26.58	(0.22)	1.65	1.43	—	—	—	—	28.01
2005[3]	26.75	(0.03)	(0.14)	(0.17)	—	—	—	—	26.58
2005[4]	24.02	(0.20)	2.96	2.76	(0.02)	—	(0.01)	(0.03)	26.75
Class C
2009[2]	$20.38	$(0.10)	$2.53	$2.43	$—	$—	$—	$—	$22.81
2008[2]	34.77	(0.19)	(11.08)	(11.27)	—	(3.12)	—	(3.12)	20.38
2007[2]	28.58	(0.28)	6.81	6.53	—	(0.34)	—	(0.34)	34.77
2006[2]	27.12	(0.23)	1.69	1.46	—	—	—	—	28.58
2005[3]	27.29	(0.03)	(0.14)	(0.17)	—	—	—	—	27.12
2005[4]	24.51	(0.20)	3.00	2.80	(0.01)	—	(0.01)	(0.02)	27.29
Class R
2009[2]	$21.26	$(0.01)	$2.67	$2.66	$—	$—	$—	$—	$23.92
2008[2]	35.97	(0.05)	(11.54)	(11.59)	—	(3.12)	—	(3.12)	21.26
2007[2]	29.41	(0.12)	7.02	6.90	—	(0.34)	—	(0.34)	35.97
2006[2]	27.78	(0.09)	1.72	1.63	—	—	—	—	29.41
2005[3]	27.94	(0.02)	(0.14)	(0.16)	—	—	—	—	27.78
2005[4]	24.98	(0.16)	3.17	3.01	(0.05)	—	— [5]	(0.05)	27.94
Class Y
2009[2]	$22.31	$0.11	$2.77	$2.88	$(0.10)	$—	$—	$(0.10)	$25.09
2008[2]	37.42	0.10	(12.07)	(11.97)	(0.02)	(3.12)	—	(3.14)	22.31
2007[2]	30.48	0.03	7.30	7.33	(0.05)	(0.34)	—	(0.39)	37.42
2006[2]	28.64	0.05	1.79	1.84	—	—	—	—	30.48
2005[3]	28.79	(0.01)	(0.14)	(0.15)	—	—	—	—	28.64
2005[4]	25.63	0.07	3.15	3.22	(0.04)	—	(0.02)	(0.06)	28.79

[1]	Per share data calculated using average shares outstanding method.

[2]	For the period November 1 to October 31 in the fiscal year indicated.

[3]	For the period October 1, 2005 to October 31, 2005. Effective in 2005, the fund’s fiscal year-end was changed from September 30 to October 31. All ratios for the period have been annualized, except total return and portfolio turnover.

[4]	For the period October 1 to September 30 in the year indicated.

[5]	Includes a tax return of capital of less than $0.01.

[6]	Total return does not reflect sales charges. Total return would have been lower had certain expenses not been waived.

The accompanying notes are an integral part of the financial statements.

100   First American Funds 2009 Annual Report

					Ratio of Net
				Ratio of	Investment
			Ratio of Net	Expenses	Income (Loss)
		Ratio of	Investment	to Average	to Average
	Net Assets	Expenses to	Income (Loss)	Net Assets	Net Assets	Portfolio
Total	End of	Average	to Average	(Excluding	(Excluding	Turnover
Return[6]	Period (000)	Net Assets	Net Assets	Waivers)	Waivers)	Rate

12.73%	$56,963	1.22%	0.24%	1.22%	0.24%	112%
(34.81)	53,430	1.20	0.07	1.20	0.07	92
24.01	96,514	1.19	(0.15)	1.19	(0.15)	102
6.17	90,285	1.19	(0.07)	1.19	(0.07)	94
(0.57)	104,960	1.21	(0.47)	1.21	(0.47)	6
12.30	107,079	1.17	(0.03)	1.20	(0.06)	103

11.94%	$4,749	1.97%	(0.48)%	1.97%	(0.48)%	112%
(35.33)	5,907	1.95	(0.68)	1.95	(0.68)	92
23.13	11,955	1.94	(0.90)	1.94	(0.90)	102
5.38	13,990	1.94	(0.82)	1.94	(0.82)	94
(0.64)	19,601	1.96	(1.22)	1.96	(1.22)	6
11.47	20,239	1.92	(0.77)	1.95	(0.80)	103

11.92%	$4,509	1.97%	(0.51)%	1.97%	(0.51)%	112%
(35.31)	4,368	1.95	(0.68)	1.95	(0.68)	92
23.09	8,506	1.94	(0.90)	1.94	(0.90)	102
5.38	8,424	1.94	(0.82)	1.94	(0.82)	94
(0.62)	10,739	1.96	(1.22)	1.96	(1.22)	6
11.44	11,147	1.92	(0.78)	1.95	(0.81)	103

12.51%	$667	1.47%	(0.05)%	1.47%	(0.05)%	112%
(35.00)	454	1.45	(0.18)	1.45	(0.18)	92
23.70	566	1.44	(0.39)	1.44	(0.39)	102
5.87	558	1.44	(0.32)	1.57	(0.45)	94
(0.57)	290	1.46	(0.72)	1.61	(0.87)	6
12.04	290	1.42	(0.57)	1.60	(0.75)	103

13.02%	$482,222	0.97%	0.48%	0.97%	0.48%	112%
(34.65)	417,337	0.95	0.32	0.95	0.32	92
24.32	749,865	0.94	0.11	0.94	0.11	102
6.42	793,853	0.94	0.18	0.94	0.18	94
(0.52)	849,194	0.96	(0.22)	0.96	(0.22)	6
12.58	849,382	0.92	0.26	0.95	0.23	103

First American Funds 2009 Annual Report   101

Financial Highlights   For a share outstanding throughout the indicated periods.

			Realized and
	Net Asset		Unrealized		Distributions			Net Asset
	Value	Net	Gains	Total from	from Net	Distributions		Value
	Beginning	Investment	(Losses) on	Investment	Investment	from Net	Total	End of
	of Period	Income (Loss)	Investments	Operations	Income	Realized Gains	Distributions	Period

Large Cap Select Fund[1]
Class A
2009[2]	$8.83	$0.04	$0.97	$1.01	$(0.04)	$—	$(0.04)	$9.80
2008[2]	17.05	0.06	(6.04)	(5.98)	(0.04)	(2.20)	(2.24)	8.83
2007[2]	15.18	0.03	2.12	2.15	(0.03)	(0.25)	(0.28)	17.05
2006[2]	14.30	0.06	1.48	1.54	(0.06)	(0.60)	(0.66)	15.18
2005[3]	14.47	—	(0.17)	(0.17)	—	—	—	14.30
2005[4]	12.52	0.06	2.15	2.21	(0.06)	(0.20)	(0.26)	14.47
Class C
2009[2]	$8.56	$(0.02)	$0.93	$0.91	$(0.01)	$—	$(0.01)	$9.46
2008[2]	16.69	(0.03)	(5.90)	(5.93)	—	(2.20)	(2.20)	8.56
2007[2]	14.95	(0.09)	2.08	1.99	—	(0.25)	(0.25)	16.69
2006[2]	14.13	(0.05)	1.48	1.43	(0.01)	(0.60)	(0.61)	14.95
2005[3]	14.31	(0.01)	(0.17)	(0.18)	—	—	—	14.13
2005[4]	12.43	(0.05)	2.14	2.09	(0.01)	(0.20)	(0.21)	14.31
Class R
2009[2]	$8.78	$0.01	$0.98	$0.99	$(0.03)	$—	$(0.03)	$9.74
2008[2]	16.97	0.03	(6.00)	(5.97)	(0.02)	(2.20)	(2.22)	8.78
2007[2]	15.12	—	2.11	2.11	(0.01)	(0.25)	(0.26)	16.97
2006[2]	14.26	0.01	1.49	1.50	(0.04)	(0.60)	(0.64)	15.12
2005[3]	14.43	(0.01)	(0.16)	(0.17)	—	—	—	14.26
2005[4]	12.49	0.02	2.15	2.17	(0.03)	(0.20)	(0.23)	14.43
Class Y
2009[2]	$8.87	$0.07	$0.96	$1.03	$(0.05)	$—	$(0.05)	$9.85
2008[2]	17.10	0.09	(6.05)	(5.96)	(0.07)	(2.20)	(2.27)	8.87
2007[2]	15.22	0.07	2.13	2.20	(0.07)	(0.25)	(0.32)	17.10
2006[2]	14.33	0.10	1.49	1.59	(0.10)	(0.60)	(0.70)	15.22
2005[3]	14.49	—	(0.16)	(0.16)	—	—	—	14.33
2005[4]	12.53	0.09	2.16	2.25	(0.09)	(0.20)	(0.29)	14.49

[1]	Per share data calculated using average shares outstanding method.

[2]	For the period November 1 to October 31 in the fiscal year indicated

[3]	For the period October 1, 2005 to October 31, 2005. Effective in 2005, the fund’s fiscal year-end was changed from September 30 to October 31. All ratios for the period have been annualized, except total return and portfolio turnover.

[4]	For the period October 1 to September 30 in the year indicated.

[5]	Total return does not reflect sales charges. Total return would have been lower had certain expenses not been waived.

The accompanying notes are an integral part of the financial statements.

102   First American Funds 2009 Annual Report

					Ratio of Net
				Ratio of	Investment
			Ratio of Net	Expenses	Income (Loss)
		Ratio of	Investment	to Average	to Average
	Net Assets	Expenses to	Income (Loss)	Net Assets	Net Assets	Portfolio
Total	End of	Average	to Average	(Excluding	(Excluding	Turnover
Return[5]	Period (000)	Net Assets	Net Assets	Waivers)	Waivers)	Rate

11.54%	$3,292	1.29%	0.52%	1.29%	0.52%	185%
(39.81)	3,608	1.21	0.49	1.21	0.49	210
14.36	7,998	1.19	0.20	1.19	0.20	138
11.07	7,152	1.20	0.41	1.20	0.41	112
(1.17)	5,682	1.19	(0.20)	1.19	(0.20)	8
17.83	5,299	1.17	0.41	1.22	0.36	176

10.64%	$186	2.05%	(0.23)%	2.05%	(0.23)%	185%
(40.38)	180	1.96	(0.26)	1.96	(0.26)	210
13.45	325	1.94	(0.57)	1.94	(0.57)	138
10.36	248	1.95	(0.35)	1.95	(0.35)	112
(1.26)	180	1.94	(0.95)	1.94	(0.95)	8
16.91	182	1.92	(0.35)	1.97	(0.40)	176

11.31%	$66	1.56%	0.12%	1.56%	0.12%	185%
(39.94)	20	1.46	0.24	1.46	0.24	210
14.09	37	1.44	0.02	1.44	0.02	138
10.79	118	1.45	0.08	1.57	(0.04)	112
(1.18)	2	1.44	(0.45)	1.59	(0.60)	8
17.54	2	1.42	0.14	1.62	(0.06)	176

11.81%	$147,231	1.04%	0.82%	1.04%	0.82%	185%
(39.63)	207,904	0.96	0.74	0.96	0.74	210
14.65	449,201	0.94	0.45	0.94	0.45	138
11.37	476,154	0.95	0.66	0.95	0.66	112
(1.10)	341,061	0.94	0.05	0.94	0.05	8
18.14	329,656	0.92	0.67	0.97	0.62	176

First American Funds 2009 Annual Report   103

Financial Highlights   For a share outstanding throughout the indicated periods.

			Realized and
	Net Asset		Unrealized		Distributions			Net Asset
	Value	Net	Gains	Total from	from Net	Distributions		Value
	Beginning	Investment	(Losses) on	Investment	Investment	from Net	Total	End of
	of Period	Income (Loss)	Investments	Operations	Income	Realized Gains	Distributions	Period

Large Cap Value Fund[1]
Class A
2009[2]	$12.88	$0.18	$0.22	$0.40	$(0.14)	$—	$(0.14)	$13.14
2008[2]	22.61	0.25	(7.02)	(6.77)	(0.16)	(2.80)	(2.96)	12.88
2007[2]	22.12	0.23	2.19	2.42	(0.24)	(1.69)	(1.93)	22.61
2006[2]	19.56	0.21	3.19	3.40	(0.21)	(0.63)	(0.84)	22.12
2005[3]	20.06	—	(0.50)	(0.50)	—	—	—	19.56
2005[4]	17.21	0.17	2.85	3.02	(0.17)	—	(0.17)	20.06
Class B
2009[2]	$12.39	$0.09	$0.21	$0.30	$(0.08)	$—	$(0.08)	$12.61
2008[2]	21.92	0.11	(6.77)	(6.66)	(0.07)	(2.80)	(2.87)	12.39
2007[2]	21.54	0.07	2.12	2.19	(0.12)	(1.69)	(1.81)	21.92
2006[2]	19.12	0.06	3.11	3.17	(0.12)	(0.63)	(0.75)	21.54
2005[3]	19.62	(0.01)	(0.49)	(0.50)	—	—	—	19.12
2005[4]	16.87	0.03	2.78	2.81	(0.06)	—	(0.06)	19.62
Class C
2009[2]	$12.59	$0.09	$0.21	$0.30	$(0.08)	$—	$(0.08)	$12.81
2008[2]	22.21	0.11	(6.86)	(6.75)	(0.07)	(2.80)	(2.87)	12.59
2007[2]	21.81	0.07	2.14	2.21	(0.12)	(1.69)	(1.81)	22.21
2006[2]	19.35	0.06	3.15	3.21	(0.12)	(0.63)	(0.75)	21.81
2005[3]	19.85	(0.01)	(0.49)	(0.50)	—	—	—	19.35
2005[4]	17.07	0.03	2.81	2.84	(0.06)	—	(0.06)	19.85
Class R
2009[2]	$12.85	$0.13	$0.23	$0.36	$(0.12)	$—	$(0.12)	$13.09
2008[2]	22.57	0.20	(6.99)	(6.79)	(0.13)	(2.80)	(2.93)	12.85
2007[2]	22.10	0.17	2.17	2.34	(0.18)	(1.69)	(1.87)	22.57
2006[2]	19.55	0.12	3.23	3.35	(0.17)	(0.63)	(0.80)	22.10
2005[3]	20.06	(0.01)	(0.50)	(0.51)	—	—	—	19.55
2005[4]	17.22	0.12	2.85	2.97	(0.13)	—	(0.13)	20.06
Class Y
2009[2]	$12.95	$0.21	$0.23	$0.44	$(0.16)	$—	$(0.16)	$13.23
2008[2]	22.69	0.29	(7.04)	(6.75)	(0.19)	(2.80)	(2.99)	12.95
2007[2]	22.19	0.29	2.18	2.47	(0.28)	(1.69)	(1.97)	22.69
2006[2]	19.62	0.26	3.21	3.47	(0.27)	(0.63)	(0.90)	22.19
2005[3]	20.12	—	(0.50)	(0.50)	—	—	—	19.62
2005[4]	17.26	0.22	2.86	3.08	(0.22)	—	(0.22)	20.12

[1]	Per share data calculated using average shares outstanding method.

[2]	For the period November 1 to October 31 in the fiscal year indicated.

[3]	For the period October 1, 2005 to October 31, 2005. Effective in 2005, the fund’s fiscal year-end was changed from September 30 to October 31. All ratios for the period have been annualized, except total return and portfolio turnover.

[4]	For the period October 1 to September 30 in the year indicated.

[5]	Total return does not reflect sales charges. Total return would have been lower had certain expenses not been waived.

The accompanying notes are an integral part of the financial statements.

104   First American Funds 2009 Annual Report

					Ratio of Net
				Ratio of	Investment
			Ratio of Net	Expenses	Income (Loss)
		Ratio of	Investment	to Average	to Average
	Net Assets	Expenses	Income (Loss)	Net Assets	Net Assets	Portfolio
Total	End of	to Average	to Average	(Excluding	(Excluding	Turnover
Return[5]	Period (000)	Net Assets	Net Assets	Waivers)	Waivers)	Rate

3.24%	$55,401	1.22%	1.49%	1.22%	1.49%	68%
(34.00)	60,870	1.19	1.41	1.19	1.41	90
11.60	113,223	1.17	1.05	1.17	1.05	81
17.93	115,438	1.19	1.05	1.19	1.05	55
(2.48)	118,443	1.21	(0.17)	1.21	(0.17)	2
17.62	121,809	1.17	0.90	1.20	0.87	61

2.48%	$2,266	1.97%	0.83%	1.97%	0.83%	68%
(34.51)	3,750	1.94	0.65	1.94	0.65	90
10.76	7,973	1.92	0.31	1.92	0.31	81
17.04	9,815	1.94	0.32	1.94	0.32	55
(2.55)	13,826	1.96	(0.92)	1.96	(0.92)	2
16.70	14,876	1.92	0.15	1.95	0.12	61

2.47%	$2,016	1.97%	0.76%	1.97%	0.76%	68%
(34.46)	2,643	1.94	0.66	1.94	0.66	90
10.71	4,587	1.92	0.31	1.92	0.31	81
17.05	5,174	1.94	0.30	1.94	0.30	55
(2.52)	5,399	1.96	(0.92)	1.96	(0.92)	2
16.75	5,710	1.92	0.15	1.95	0.12	61

2.96%	$340	1.47%	1.06%	1.47%	1.06%	68%
(34.13)	174	1.44	1.18	1.44	1.18	90
11.25	188	1.42	0.78	1.42	0.78	81
17.63	164	1.44	0.58	1.55	0.47	55
(2.54)	7	1.46	(0.42)	1.61	(0.57)	2
17.34	7	1.42	0.61	1.60	0.43	61

3.54%	$335,589	0.97%	1.76%	0.97%	1.76%	68%
(33.80)	401,006	0.94	1.66	0.94	1.66	90
11.83	726,512	0.92	1.30	0.92	1.30	81
18.23	825,633	0.94	1.29	0.94	1.29	55
(2.47)	740,511	0.96	0.08	0.96	0.08	2
17.92	764,679	0.92	1.17	0.95	1.14	61

First American Funds 2009 Annual Report   105

Financial Highlights   For a share outstanding throughout the indicated periods.

			Realized and
	Net Asset		Unrealized			Net Asset
	Value	Net	Gains	Total from	Distributions	Value
	Beginning	Investment	(Losses) on	Investment	from Net	End of
	of Period	Loss	Investments	Operations	Realized Gains	Period

Mid Cap Growth Opportunities Fund[1]
Class A
2009[2]	$23.88	$(0.08)	$5.03	$4.95	$—	$28.83
2008[2]	46.57	(0.16)	(17.86)	(18.02)	(4.67)	23.88
2007[2]	41.43	(0.24)	9.19	8.95	(3.81)	46.57
2006[2]	40.77	(0.11)	5.04	4.93	(4.27)	41.43
2005[3]	41.55	(0.02)	(0.76)	(0.78)	—	40.77
2005[4]	38.19	(0.24)	9.65	9.41	(6.05)	41.55
Class B
2009[2]	$21.22	$(0.23)	$4.44	$4.21	$—	$25.43
2008[2]	42.21	(0.38)	(15.94)	(16.32)	(4.67)	21.22
2007[2]	38.15	(0.51)	8.38	7.87	(3.81)	42.21
2006[2]	38.12	(0.38)	4.68	4.30	(4.27)	38.15
2005[3]	38.87	(0.05)	(0.70)	(0.75)	—	38.12
2005[4]	36.31	(0.51)	9.12	8.61	(6.05)	38.87
Class C
2009[2]	$22.26	$(0.24)	$4.65	$4.41	$—	$26.67
2008[2]	44.03	(0.40)	(16.70)	(17.10)	(4.67)	22.26
2007[2]	39.65	(0.53)	8.72	8.19	(3.81)	44.03
2006[2]	39.46	(0.40)	4.86	4.46	(4.27)	39.65
2005[3]	40.23	(0.05)	(0.72)	(0.77)	—	39.46
2005[4]	37.40	(0.53)	9.41	8.88	(6.05)	40.23
Class R
2009[2]	$23.56	$(0.14)	$4.95	$4.81	$—	$28.37
2008[2]	46.11	(0.24)	(17.64)	(17.88)	(4.67)	23.56
2007[2]	41.15	(0.34)	9.11	8.77	(3.81)	46.11
2006[2]	40.61	(0.23)	5.04	4.81	(4.27)	41.15
2005[3]	41.40	(0.03)	(0.76)	(0.79)	—	40.61
2005[4]	38.15	(0.31)	9.61	9.30	(6.05)	41.40
Class Y
2009[2]	$25.57	$(0.02)	$5.39	$5.37	$—	$30.94
2008[2]	49.40	(0.07)	(19.09)	(19.16)	(4.67)	25.57
2007[2]	43.62	(0.14)	9.73	9.59	(3.81)	49.40
2006[2]	42.61	(0.01)	5.29	5.28	(4.27)	43.62
2005[3]	43.42	(0.02)	(0.79)	(0.81)	—	42.61
2005[4]	39.58	(0.16)	10.05	9.89	(6.05)	43.42

[1]	Per share data calculated using average shares outstanding method.

[2]	For the period November 1 to October 31 in the fiscal year indicated.

[3]	For the period October 1, 2005 to October 31, 2005. Effective October 1, 2005, the fund’s fiscal year end was changed from September 30 to October 31. All ratios for the period have been annualized, except total return and portfolio turnover.

[4]	For the period October 1 to September 30 in the year indicated.

[5]	Total return does not reflect sales charges. Total return would have been lower had certain expenses not been waived.

The accompanying notes are an integral part of the financial statements.

106   First American Funds 2009 Annual Report

				Ratio of	Ratio of Net
			Ratio of Net	Expenses	Investment
		Ratio of	Investment	to Average	Loss
	Net Assets	Expenses	Loss	Net Assets	to Average Net	Portfolio
Total	End of	to Average	to Average	(Excluding	Assets (Excluding	Turnover
Return[5]	Period (000)	Net Assets	Net Assets	Waivers)	Waivers)	Rate

20.73%	$231,743	1.23%	(0.33)%	1.23%	(0.33)%	123%
(42.75)	209,052	1.22	(0.43)	1.22	(0.43)	113
23.36	425,995	1.21	(0.56)	1.21	(0.56)	96
12.69	322,385	1.23	(0.26)	1.23	(0.26)	75
(1.88)	314,830	1.23	(0.72)	1.23	(0.72)	9
26.25	317,906	1.21	(0.62)	1.24	(0.65)	107

19.84%	$6,762	1.98%	(1.06)%	1.98%	(1.06)%	123%
(43.18)	7,241	1.97	(1.18)	1.97	(1.18)	113
22.47	15,820	1.96	(1.31)	1.96	(1.31)	96
11.83	15,605	1.98	(1.02)	1.98	(1.02)	75
(1.93)	14,586	1.98	(1.47)	1.98	(1.47)	9
25.29	14,922	1.96	(1.40)	1.99	(1.43)	107

19.81%	$12,894	1.98%	(1.07)%	1.98%	(1.07)%	123%
(43.16)	13,011	1.97	(1.18)	1.97	(1.18)	113
22.42	28,891	1.96	(1.31)	1.96	(1.31)	96
11.84	19,540	1.98	(1.02)	1.98	(1.02)	75
(1.91)	15,435	1.98	(1.47)	1.98	(1.47)	9
25.27	17,079	1.96	(1.40)	1.99	(1.43)	107

20.42%	$26,822	1.48%	(0.59)%	1.48%	(0.59)%	123%
(42.88)	21,246	1.47	(0.69)	1.47	(0.69)	113
23.06	29,490	1.46	(0.81)	1.46	(0.81)	96
12.41	17,853	1.48	(0.57)	1.61	(0.70)	75
(1.91)	5,502	1.48	(0.97)	1.63	(1.12)	9
25.95	5,501	1.46	(0.77)	1.64	(0.95)	107

21.00%	$907,825	0.98%	(0.09)%	0.98%	(0.09)%	123%
(42.59)	732,559	0.97	(0.18)	0.97	(0.18)	113
23.68	1,478,374	0.96	(0.31)	0.96	(0.31)	96
12.98	1,243,776	0.98	(0.02)	0.98	(0.02)	75
(1.86)	1,238,595	0.98	(0.47)	0.98	(0.47)	9
26.57	1,273,320	0.96	(0.40)	0.99	(0.43)	107

First American Funds 2009 Annual Report   107

Financial Highlights   For a share outstanding throughout the indicated periods.

			Realized and
	Net Asset		Unrealized		Distributions	Net Asset
	Value	Net	Gains	Total from	from Net	Value
	Beginning	Investment	(Losses) on	Investment	Investment	End of
	of Period	Income (Loss)	Investments	Operations	Income	Period

Mid Cap Select Fund[1,2]
Class A
2009[3]	$7.00	$0.03	$0.62	$0.65	$—	$7.65
2008[3]	10.64	(0.01)	(3.63)	(3.64)	—	7.00
2007[3]	9.57	(0.02)	1.09	1.07	—	10.64
2006[3]	8.03	0.01	1.53	1.54	—	9.57
2005[4]	8.31	(0.01)	(0.27)	(0.28)	—	8.03
2005[5]	7.40	(0.07)	0.98	0.91	—	8.31
Class B
2009[3]	$6.01	$(0.01)	$0.52	$0.51	$—	$6.52
2008[3]	9.21	(0.07)	(3.13)	(3.20)	—	6.01
2007[3]	8.34	(0.08)	0.95	0.87	—	9.21
2006[3]	7.06	(0.04)	1.32	1.28	—	8.34
2005[4]	7.31	(0.01)	(0.24)	(0.25)	—	7.06
2005[5]	6.55	(0.11)	0.87	0.76	—	7.31
Class C
2009[3]	$6.56	$(0.01)	$0.57	$0.56	$—	$7.12
2008[3]	10.04	(0.08)	(3.40)	(3.48)	—	6.56
2007[3]	9.09	(0.09)	1.04	0.95	—	10.04
2006[3]	7.69	(0.05)	1.45	1.40	—	9.09
2005[4]	7.97	(0.01)	(0.27)	(0.28)	—	7.69
2005[5]	7.14	(0.12)	0.95	0.83	—	7.97
Class Y
2009[3]	$7.31	$0.06	$0.64	$0.70	$(0.03)	$7.98
2008[3]	11.09	0.01	(3.79)	(3.78)	—	7.31
2007[3]	9.95	—	1.15	1.15	(0.01)	11.09
2006[3]	8.34	0.04	1.57	1.61	—	9.95
2005[4]	8.63	—	(0.29)	(0.29)	—	8.34
2005[5]	7.66	(0.05)	1.02	0.97	—	8.63

[1]	Per share data calculated using average shares outstanding method.

[2]	The financial highlights for Mid Cap Select Fund as set forth herein include the historical financial highlights of the First American Technology Fund and Small-Mid Cap Core Fund. Effective October 3, 2005, the fund’s principal investment strategy changed from investing primarily in technology stocks to investing primarily in common stocks of small- and mid- capitalization companies, and the fund’s name changed from Technology Fund to Small-Mid Cap Core Fund. Thereafter, effective May 4, 2009, the fund’s principal investment strategy was changed from investing primarily in common stocks of small- and mid-capitalization companies to investing primarily in common stocks of mid-capitalization companies, and the fund’s name changed from Small-Mid Cap Core Fund to Mid Cap Select Fund.

[3]	For the period November 1 to October 31 in the fiscal year indicated.

[4]	For the period October 1, 2005 to October 31, 2005. Effective October 1, 2005, the fund’s fiscal year end was changed from September 30 to October 31. All ratios for the period have been annualized, except total return and portfolio turnover.

[5]	For the period October 1 to September 30 in the year indicated.

[6]	Total return does not reflect sales charges. Total return would have been lower had certain expenses not been waived.

The accompanying notes are an integral part of the financial statements.

108   First American Funds 2009 Annual Report

				Ratio of	Ratio of Net
			Ratio of Net	Expenses	Investment
		Ratio of	Investment	to Average	Income (Loss)
	Net Assets	Expenses to	Income (Loss)	Net Assets	to Average Net	Portfolio
Total	End of	Average	to Average	(Excluding	Assets (Excluding	Turnover
Return[6]	Period (000)	Net Assets	Net Assets	Waivers)	Waivers)	Rate

9.32%	$12,487	1.41%	0.49%	1.92%	(0.02)%	186%
(34.21)	12,848	1.41	(0.13)	1.60	(0.32)	170
11.18	21,817	1.41	(0.20)	1.49	(0.28)	151
19.18	26,190	1.39	0.12	1.46	0.05	110
(3.37)	22,339	1.34	(0.86)	1.34	(0.86)	80
12.30	23,016	1.42	(0.83)	1.50	(0.91)	197

8.49%	$1,691	2.16%	(0.20)%	2.67%	(0.71)%	186%
(34.74)	2,512	2.16	(0.88)	2.35	(1.07)	170
10.43	6,883	2.16	(0.94)	2.24	(1.02)	151
18.13	8,689	2.14	(0.58)	2.21	(0.65)	110
(3.42)	10,054	2.09	(1.61)	2.09	(1.61)	80
11.60	10,685	2.17	(1.59)	2.25	(1.67)	197

8.54%	$2,526	2.16%	(0.24)%	2.67%	(0.75)%	186%
(34.66)	3,068	2.16	(0.88)	2.35	(1.07)	170
10.45	5,190	2.16	(0.96)	2.24	(1.04)	151
18.21	4,986	2.14	(0.64)	2.21	(0.71)	110
(3.51)	4,253	2.09	(1.61)	2.09	(1.61)	80
11.62	4,485	2.17	(1.59)	2.25	(1.67)	197

9.62%	$27,030	1.16%	0.81%	1.67%	0.30%	186%
(34.08)	40,409	1.16	0.12	1.35	(0.07)	170
11.62	79,574	1.16	0.02	1.24	(0.06)	151
19.30	67,437	1.14	0.35	1.21	0.28	110
(3.36)	31,381	1.09	(0.61)	1.09	(0.61)	80
12.66	33,537	1.17	(0.58)	1.25	(0.66)	197

First American Funds 2009 Annual Report   109

Financial Highlights   For a share outstanding throughout the indicated periods.

			Realized and
	Net Asset		Unrealized		Distributions	Distributions		Net Asset
	Value	Net	Gains	Total from	from Net	from Net		Value
	Beginning	Investment	(Losses) on	Investment	Investment	Realized	Total	End of
	of Period	Income (Loss)	Investments	Operations	Income	Gains	Distributions	Period

Mid Cap Value Fund[1]
Class A
2009[2]	$16.13	$0.24	$1.99	$2.23	$(0.08)	$—	$(0.08)	$18.28
2008[2]	27.83	0.21	(9.92)	(9.71)	(0.16)	(1.83)	(1.99)	16.13
2007[2]	26.65	0.14	2.78	2.92	(0.16)	(1.58)	(1.74)	27.83
2006[2]	24.04	0.14	3.89	4.03	(0.16)	(1.26)	(1.42)	26.65
2005[3]	24.88	(0.01)	(0.83)	(0.84)	—	—	—	24.04
2005[4]	20.09	0.13	4.76	4.89	(0.10)	—	(0.10)	24.88
Class B
2009[2]	$15.22	$0.13	$1.87	$2.00	$(0.01)	$—	$(0.01)	$17.21
2008[2]	26.48	0.03	(9.39)	(9.36)	(0.07)	(1.83)	(1.90)	15.22
2007[2]	25.50	(0.05)	2.65	2.60	(0.04)	(1.58)	(1.62)	26.48
2006[2]	23.12	(0.03)	3.71	3.68	(0.04)	(1.26)	(1.30)	25.50
2005[3]	23.94	(0.02)	(0.80)	(0.82)	—	—	—	23.12
2005[4]	19.39	(0.05)	4.60	4.55	—	—	—	23.94
Class C
2009[2]	$15.58	$0.12	$1.92	$2.04	$(0.01)	$—	$(0.01)	$17.61
2008[2]	27.05	0.03	(9.60)	(9.57)	(0.07)	(1.83)	(1.90)	15.58
2007[2]	26.02	(0.06)	2.72	2.66	(0.05)	(1.58)	(1.63)	27.05
2006[2]	23.57	(0.04)	3.80	3.76	(0.05)	(1.26)	(1.31)	26.02
2005[3]	24.40	(0.02)	(0.81)	(0.83)	—	—	—	23.57
2005[4]	19.77	(0.03)	4.66	4.63	—	—	—	24.40
Class R
2009[2]	$16.04	$0.19	$1.98	$2.17	$(0.06)	$—	$(0.06)	$18.15
2008[2]	27.72	0.15	(9.87)	(9.72)	(0.13)	(1.83)	(1.96)	16.04
2007[2]	26.56	0.06	2.78	2.84	(0.10)	(1.58)	(1.68)	27.72
2006[2]	24.00	0.05	3.91	3.96	(0.14)	(1.26)	(1.40)	26.56
2005[3]	24.83	(0.01)	(0.82)	(0.83)	—	—	—	24.00
2005[4]	20.09	0.12	4.70	4.82	(0.08)	—	(0.08)	24.83
Class Y
2009[2]	$16.24	$0.28	$2.01	$2.29	$(0.11)	$—	$(0.11)	$18.42
2008[2]	27.98	0.27	(9.99)	(9.72)	(0.19)	(1.83)	(2.02)	16.24
2007[2]	26.77	0.22	2.80	3.02	(0.23)	(1.58)	(1.81)	27.98
2006[2]	24.14	0.22	3.89	4.11	(0.22)	(1.26)	(1.48)	26.77
2005[3]	24.98	—	(0.84)	(0.84)	—	—	—	24.14
2005[4]	20.17	0.18	4.78	4.96	(0.15)	—	(0.15)	24.98

[1]	Per share data calculated using average shares outstanding method.

[2]	For the period November 1 to October 31 in the fiscal year indicated.

[3]	For the period October 1, 2005 to October 31, 2005. Effective October 1, 2005, the fund’s fiscal year end was changed from September 30 to October 31. All ratios for the period have been annualized, except total return and portfolio turnover.

[4]	For the period October 1 to September 30 in the year indicated.

[5]	Total return does not include sales charges. Total return would have been lower had certain expenses not been waived.

The accompanying notes are an integral part of the financial statements.

110   First American Funds 2009 Annual Report

				Ratio of	Ratio of Net
			Ratio of Net	Expenses	Investment
		Ratio of	Investment	to Average	Income (Loss)
	Net Assets	Expenses	Income (Loss)	Net Assets	to Average Net	Portfolio
Total	End of	to Average	to Average	(Excluding	Assets (Excluding	Turnover
Return[5]	Period (000)	Net Assets	Net Assets	Waivers)	Waivers)	Rate

13.95%	$130,222	1.25%	1.52%	1.25%	1.52%	106%
(37.32)	124,275	1.23	0.90	1.23	0.90	93
11.47	254,342	1.22	0.58	1.22	0.58	95
17.36	156,576	1.24	0.50	1.24	0.50	70
(3.38)	56,125	1.23	(0.48)	1.23	(0.48)	10
24.38	54,360	1.21	0.59	1.25	0.55	101

13.13%	$3,481	1.98%	0.85%	1.98%	0.85%	106%
(37.82)	4,133	1.98	0.14	1.98	0.14	93
10.67	8,360	1.97	(0.13)	1.97	(0.13)	95
16.45	8,590	1.99	(0.17)	1.99	(0.17)	70
(3.43)	9,252	1.98	(1.25)	1.98	(1.25)	10
23.47	10,157	1.96	(0.21)	2.00	(0.25)	101

13.10%	$12,040	2.00%	0.80%	2.00%	0.80%	106%
(37.80)	13,154	1.98	0.14	1.98	0.14	93
10.66	26,141	1.97	(0.18)	1.97	(0.18)	95
16.47	18,162	1.99	(0.24)	1.99	(0.24)	70
(3.40)	7,439	1.98	(1.24)	1.98	(1.24)	10
23.43	7,426	1.96	(0.15)	2.00	(0.19)	101

13.63%	$25,664	1.50%	1.21%	1.50%	1.21%	106%
(37.47)	23,423	1.49	0.64	1.49	0.64	93
11.18	29,752	1.47	0.29	1.47	0.29	95
17.06	17,724	1.49	0.15	1.61	0.03	70
(3.34)	785	1.47	(0.69)	1.62	(0.84)	10
24.04	380	1.46	0.52	1.65	0.33	101

14.24%	$440,968	1.00%	1.76%	1.00%	1.76%	106%
(37.17)	415,486	0.99	1.14	0.99	1.14	93
11.79	772,178	0.97	0.86	0.97	0.86	95
17.63	728,014	0.99	0.81	0.99	0.81	70
(3.36)	598,428	0.98	(0.24)	0.98	(0.24)	10
24.68	621,172	0.96	0.80	1.00	0.76	101

First American Funds 2009 Annual Report   111

Financial Highlights   For a share outstanding throughout the indicated periods.

			Realized and
	Net Asset		Unrealized		Distributions				Net Asset
	Value	Net	Gains	Total from	from Net	Distributions	Distributions		Value
	Beginning	Investment	(Losses) on	Investment	Investment	from Net	from Return	Total	End of
	of Period	Income	Investments	Operations	Income	Realized Gains	of Capital	Distributions	Period

Real Estate Securities Fund[1]
Class A
2009[2]	$12.67	$0.41	$(0.16)	$0.25	$(0.34)	$—	$(0.14)	$(0.48)	$12.44
2008[2]	23.99	0.60	(8.78)	(8.18)	(0.40)	(2.74)	—	(3.14)	12.67
2007[2]	26.49	0.47	(0.24)	0.23	(0.36)	(2.37)	—	(2.73)	23.99
2006[2]	21.42	0.47	7.77	8.24	(0.58)	(2.59)	—	(3.17)	26.49
2005[3]	21.81	0.03	(0.42)	(0.39)	—	—	—	—	21.42
2005[4]	18.62	0.69	4.47	5.16	(0.55)	(1.42)	—	(1.97)	21.81
Class B
2009[2]	$12.39	$0.36	$(0.19)	$0.17	$(0.25)	$—	$(0.14)	$(0.39)	$12.17
2008[2]	23.53	0.46	(8.60)	(8.14)	(0.26)	(2.74)	—	(3.00)	12.39
2007[2]	26.08	0.27	(0.22)	0.05	(0.23)	(2.37)	—	(2.60)	23.53
2006[2]	21.14	0.29	7.66	7.95	(0.42)	(2.59)	—	(3.01)	26.08
2005[3]	21.53	0.01	(0.40)	(0.39)	—	—	—	—	21.14
2005[4]	18.41	0.54	4.40	4.94	(0.40)	(1.42)	—	(1.82)	21.53
Class C
2009[2]	$12.44	$0.34	$(0.17)	$0.17	$(0.26)	$—	$(0.14)	$(0.40)	$12.21
2008[3]	23.62	0.45	(8.63)	(8.18)	(0.26)	(2.74)	—	(3.00)	12.44
2007[2]	26.17	0.26	(0.21)	0.05	(0.23)	(2.37)	—	(2.60)	23.62
2006[2]	21.21	0.28	7.70	7.98	(0.43)	(2.59)	—	(3.02)	26.17
2005[3]	21.61	0.01	(0.41)	(0.40)	—	—	—	—	21.21
2005[4]	18.47	0.54	4.42	4.96	(0.40)	(1.42)	—	(1.82)	21.61
Class R
2009[2]	$12.79	$0.39	$(0.16)	$0.23	$(0.31)	$—	$(0.14)	$(0.45)	$12.57
2008[2]	24.20	0.54	(8.85)	(8.31)	(0.36)	(2.74)	—	(3.10)	12.79
2007[2]	26.72	0.38	(0.21)	0.17	(0.32)	(2.37)	—	(2.69)	24.20
2006[2]	21.61	0.35	7.90	8.25	(0.55)	(2.59)	—	(3.14)	26.72
2005[3]	22.00	0.02	(0.41)	(0.39)	—	—	—	—	21.61
2005[4]	18.80	0.72	4.43	5.15	(0.53)	(1.42)	—	(1.95)	22.00
Class Y
2009[2]	$12.79	$0.47	$(0.19)	$0.28	$(0.36)	$—	$(0.14)	$(0.50)	$12.57
2008[2]	24.18	0.64	(8.84)	(8.20)	(0.45)	(2.74)	—	(3.19)	12.79
2007[2]	26.67	0.53	(0.24)	0.29	(0.41)	(2.37)	—	(2.78)	24.18
2006[2]	21.54	0.53	7.82	8.35	(0.63)	(2.59)	—	(3.22)	26.67
2005[3]	21.92	0.03	(0.41)	(0.38)	—	—	—	—	21.54
2005[4]	18.71	0.74	4.49	5.23	(0.60)	(1.42)	—	(2.02)	21.92

[1]	Per share data calculated using average shares outstanding method.

[2]	For the period November 1 to October 31 in the fiscal year indicated.

[3]	For the period October 1, 2005 to October 31, 2005. Effective October 1, 2005, the fund’s fiscal year end was changed from September 30 to October 31. All ratios for the period have been annualized, except total return and portfolio turnover.

[4]	For the period October 1 to September 30 in the year indicated.

[5]	Total return does not reflect sales charges. Total return would have been lower had certain expenses not been waived.

The accompanying notes are an integral part of the financial statements.

112   First American Funds 2009 Annual Report

					Ratio of Net
				Ratio of	Investment
			Ratio of Net	Expenses	Income
		Ratio of	Investment	to Average	to Average
	Net Assets	Expenses	Income	Net Assets	Net Assets	Portfolio
Total	End of	to Average	to Average	(Excluding	(Excluding	Turnover
Return[5]	Period (000)	Net Assets	Net Assets	Waivers)	Waivers)	Rate

2.82%	$287,493	1.27%	3.81%	1.27%	3.81%	117%
(37.71)	133,162	1.23	3.31	1.23	3.31	150
0.78	203,101	1.22	1.87	1.22	1.87	210
43.25	228,186	1.23	2.06	1.23	2.06	161
(1.79)	133,339	1.23	1.48	1.23	1.48	11
28.99	135,745	1.23	3.43	1.25	3.41	118

2.13%	$2,693	2.02%	3.57%	2.02%	3.57%	117%
(38.18)	3,276	1.98	2.57	1.98	2.57	150
—	7,391	1.97	1.12	1.97	1.12	210
42.17	7,288	1.98	1.30	1.98	1.30	161
(1.81)	4,419	1.98	0.74	1.98	0.74	11
27.98	4,700	1.98	2.69	2.00	2.67	118

2.09%	$17,632	2.02%	3.26%	2.02%	3.26%	117%
(38.19)	11,458	1.98	2.56	1.98	2.56	150
0.03	18,403	1.97	1.06	1.97	1.06	210
42.16	12,281	1.98	1.25	1.98	1.25	161
(1.85)	4,669	1.98	0.75	1.98	0.75	11
28.00	4,954	1.98	2.68	2.00	2.66	118

2.62%	$46,382	1.52%	3.61%	1.52%	3.61%	117%
(37.90)	22,813	1.48	3.01	1.48	3.01	150
0.52	18,493	1.47	1.52	1.47	1.52	210
42.87	9,423	1.48	1.50	1.60	1.38	161
(1.77)	57	1.48	1.23	1.63	1.08	11
28.60	36	1.48	3.37	1.65	3.20	118

3.11%	$660,342	1.02%	4.39%	1.02%	4.39%	117%
(37.56)	526,386	0.98	3.51	0.98	3.51	150
1.01	652,579	0.97	2.12	0.97	2.12	210
43.58	756,868	0.98	2.31	0.98	2.31	161
(1.73)	504,655	0.98	1.74	0.98	1.74	11
29.25	525,196	0.98	3.66	1.00	3.64	118

First American Funds 2009 Annual Report   113

Financial Highlights   For a share outstanding throughout the indicated periods.

			Realized and
	Net Asset		Unrealized			Net Asset
	Value	Net	Gains	Total from	Distributions	Value
	Beginning	Investment	(Losses) on	Investment	from Net	End of
	of Period	Loss	Investments	Operations	Realized Gains	Period

Small Cap Growth Opportunities Fund[1]
Class A
2009[2]	$11.96	$(0.11)	$2.70	$2.59	$—	$14.55
2008[2]	21.65	(0.14)	(7.97)	(8.11)	(1.58)	11.96
2007[2]	20.49	(0.19)	2.67	2.48	(1.32)	21.65
2006[2]	22.79	(0.18)	2.37	2.19	(4.49)	20.49
2005[3]	23.75	(0.02)	(0.94)	(0.96)	—	22.79
2005[4]	21.74	(0.32)	5.28	4.96	(2.95)	23.75
Class B
2009[2]	$10.62	$(0.18)	$2.38	$2.20	$—	$12.82
2008[2]	19.56	(0.23)	(7.13)	(7.36)	(1.58)	10.62
2007[2]	18.76	(0.31)	2.43	2.12	(1.32)	19.56
2006[2]	21.36	(0.31)	2.20	1.89	(4.49)	18.76
2005[3]	22.27	(0.03)	(0.88)	(0.91)	—	21.36
2005[4]	20.69	(0.45)	4.98	4.53	(2.95)	22.27
Class C
2009[2]	$11.13	$(0.19)	$2.50	$2.31	$—	$13.44
2008[2]	20.41	(0.24)	(7.46)	(7.70)	(1.58)	11.13
2007[2]	19.53	(0.33)	2.53	2.20	(1.32)	20.41
2006[2]	22.05	(0.32)	2.29	1.97	(4.49)	19.53
2005[3]	23.00	(0.04)	(0.91)	(0.95)	—	22.05
2005[4]	21.28	(0.48)	5.15	4.67	(2.95)	23.00
Class R
2009[2]	$11.83	$(0.16)	$2.69	$2.53	$—	$14.36
2008[2]	21.49	(0.17)	(7.91)	(8.08)	(1.58)	11.83
2007[2]	20.39	(0.24)	2.66	2.42	(1.32)	21.49
2006[2]	22.75	(0.23)	2.36	2.13	(4.49)	20.39
2005[3]	23.72	(0.03)	(0.94)	(0.97)	—	22.75
2005[4]	21.74	(0.48)	5.41	4.93	(2.95)	23.72
Class Y
2009[2]	$12.81	$(0.09)	$2.91	$2.82	$—	$15.63
2008[2]	23.03	(0.10)	(8.54)	(8.64)	(1.58)	12.81
2007[2]	21.66	(0.15)	2.84	2.69	(1.32)	23.03
2006[2]	23.81	(0.13)	2.47	2.34	(4.49)	21.66
2005[3]	24.81	(0.02)	(0.98)	(1.00)	—	23.81
2005[4]	22.55	(0.27)	5.48	5.21	(2.95)	24.81

[1]	Per share data calculated using average shares outstanding method.

[2]	For the period November 1 to October 31 in the fiscal year indicated.

[3]	For the period October 1, 2005 to October 31, 2005. Effective October 1, 2005, the fund’s fiscal year end was changed from September 30 to October 31. All ratios for the period have been annualized, except total return and portfolio turnover.

[4]	For the period October 1 to September 30 in the year indicated.

[5]	Total return does not reflect sales charges. Total return would have been lower had certain expenses not been waived.

[6]	During the period indicated, the fund received a regulatory settlement, which had a positive impact on total return of 0.75% for Class A, Class C, and Class Y, 0.79% for Class B, and 0.76% for Class R.

[7]	During the period indicated, the fund received a regulatory settlement, which had a positive impact on total return of 0.05% for Class A, Class R, and Class Y and 0.06% for Class B and Class C.

The accompanying notes are an integral part of the financial statements.

114   First American Funds 2009 Annual Report

						Ratio of Net
					Ratio of	Investment
				Ratio of Net	Expenses	Loss
			Ratio of	Investment	to Average	to Average
		Net Assets	Expenses	Loss	Net Assets	Net Assets	Portfolio
Total		End of	to Average	to Average	(Excluding	(Excluding	Turnover
Return[5]		Period (000)	Net Assets	Net Assets	Waivers)	Waivers)	Rate

21.66%		$30,202	1.47%	(0.89)%	1.79%	(1.21)%	169%
(40	.07)[6]	29,022	1.46	(0.82)	1.63	(0.99)	138
12	.81[7]	149,231	1.47	(0.89)	1.59	(1.01)	118
9.91		138,786	1.47	(0.88)	1.58	(0.99)	209
(4.04)		78,357	1.47	(1.17)	1.56	(1.26)	14
24.21		84,567	1.82	(1.42)	1.87	(1.47)	190

20.72%		$2,025	2.22%	(1.64)%	2.54%	(1.96)%	169%
(40	.55)[6]	1,978	2.21	(1.57)	2.38	(1.74)	138
12	.03[7]	4,467	2.22	(1.65)	2.34	(1.77)	118
9.03		6,540	2.22	(1.62)	2.33	(1.73)	209
(4.09)		8,271	2.22	(1.93)	2.31	(2.02)	14
23.27		8,760	2.57	(2.16)	2.62	(2.21)	190

20.75%		$1,341	2.22%	(1.66)%	2.54%	(1.98)%	169%
(40	.53)[6]	1,104	2.21	(1.56)	2.38	(1.73)	138
11	.96[7]	2,295	2.22	(1.64)	2.34	(1.76)	118
9.11		2,664	2.22	(1.63)	2.33	(1.74)	209
(4.13)		2,962	2.22	(1.93)	2.31	(2.02)	14
23.28		3,152	2.57	(2.20)	2.62	(2.25)	190

21.39%		$1,469	1.72%	(1.24)%	2.04%	(1.56)%	169%
(40	.24)[6]	433	1.72	(1.04)	1.89	(1.21)	138
12	.56[7]	522	1.72	(1.17)	1.84	(1.29)	118
9.62		1,323	1.72	(1.16)	1.95	(1.39)	209
(4.09)		5	1.72	(1.43)	1.96	(1.67)	14
24.06		5	2.07	(2.14)	2.27	(2.34)	190

22.01%		$103,423	1.22%	(0.67)%	1.54%	(0.99)%	169%
(39	.97)[6]	75,355	1.22	(0.56)	1.39	(0.73)	138
13	.10[7]	154,456	1.22	(0.64)	1.34	(0.76)	118
10.16		182,429	1.22	(0.63)	1.33	(0.74)	209
(4.03)		210,769	1.22	(0.92)	1.31	(1.01)	14
24.47		220,772	1.57	(1.15)	1.62	(1.20)	190

First American Funds 2009 Annual Report   115

Financial Highlights   For a share outstanding throughout the indicated periods.

			Realized and
	Net Asset		Unrealized		Distributions			Net Asset
	Value	Net	Gains	Total from	from Net	Distributions		Value
	Beginning	Investment	(Losses) on	Investment	Investment	from Net	Total	End of
	of Period	Income (Loss)	Investments	Operations	Income	Realized Gains	Distributions	Period

Small Cap Select Fund[1]
Class A
2009[2]	$8.27	$(0.01)	$1.27	$1.26	$—	$—	$—	$9.53
2008[2]	14.06	(0.02)	(4.92)	(4.94)	—	(0.85)	(0.85)	8.27
2007[2]	15.12	(0.02)	1.04	1.02	—	(2.08)	(2.08)	14.06
2006[2]	15.33	(0.05)	3.05	3.00	—	(3.21)	(3.21)	15.12
2005[3]	15.82	(0.01)	(0.48)	(0.49)	—	—	—	15.33
2005[4]	15.95	(0.08)	3.10	3.02	—	(3.15)	(3.15)	15.82
Class B
2009[2]	$6.64	$(0.05)	$1.01	$0.96	$—	$—	$—	$7.60
2008[2]	11.56	(0.08)	(3.99)	(4.07)	—	(0.85)	(0.85)	6.64
2007[2]	12.88	(0.11)	0.87	0.76	—	(2.08)	(2.08)	11.56
2006[2]	13.58	(0.13)	2.64	2.51	—	(3.21)	(3.21)	12.88
2005[3]	14.02	(0.02)	(0.42)	(0.44)	—	—	—	13.58
2005[4]	14.56	(0.17)	2.78	2.61	—	(3.15)	(3.15)	14.02
Class C
2009[2]	$7.63	$(0.06)	$1.16	$1.10	$—	$—	$—	$8.73
2008[2]	13.13	(0.09)	(4.56)	(4.65)	—	(0.85)	(0.85)	7.63
2007[2]	14.36	(0.12)	0.97	0.85	—	(2.08)	(2.08)	13.13
2006[2]	14.79	(0.16)	2.94	2.78	—	(3.21)	(3.21)	14.36
2005[3]	15.28	(0.02)	(0.47)	(0.49)	—	—	—	14.79
2005[4]	15.60	(0.19)	3.02	2.83	—	(3.15)	(3.15)	15.28
Class R
2009[2]	$8.12	$(0.03)	$1.25	$1.22	$—	$—	$—	$9.34
2008[2]	13.86	(0.04)	(4.85)	(4.89)	—	(0.85)	(0.85)	8.12
2007[2]	14.98	(0.05)	1.01	0.96	—	(2.08)	(2.08)	13.86
2006[2]	15.24	(0.09)	3.04	2.95	—	(3.21)	(3.21)	14.98
2005[3]	15.73	(0.01)	(0.48)	(0.49)	—	—	—	15.24
2005[4]	15.91	(0.08)	3.05	2.97	—	(3.15)	(3.15)	15.73
Class Y
2009[2]	$8.94	$0.02	$1.37	$1.39	$—	$—	$—	$10.33
2008[2]	15.10	0.01	(5.31)	(5.30)	(0.01)	(0.85)	(0.86)	8.94
2007[2]	16.06	0.01	1.11	1.12	—	(2.08)	(2.08)	15.10
2006[2]	16.06	(0.01)	3.22	3.21	—	(3.21)	(3.21)	16.06
2005[3]	16.57	(0.01)	(0.50)	(0.51)	—	—	—	16.06
2005[4]	16.54	(0.04)	3.22	3.18	—	(3.15)	(3.15)	16.57

[1]	Per share data calculated using average shares outstanding method.

[2]	For the period November 1 to October 31 in the fiscal year indicated.

[3]	For the period October 1, 2005 to October 31, 2005. Effective October 1, 2005, the fund’s fiscal year end was changed from September 30 to October 31. All ratios for the period have been annualized, except total return and portfolio turnover.

[4]	For the period October 1 to September 30 in the year indicated.

[5]	Total return does not reflect sales charges. Total return would have been lower had certain expenses not been waived.

The accompanying notes are an integral part of the financial statements.

116   First American Funds 2009 Annual Report

				Ratio of	Ratio of Net
			Ratio of Net	Expenses	Investment
		Ratio of	Investment	to Average	Income (Loss)
	Net Assets	Expenses to	Income (Loss)	Net Assets	to Average Net	Portfolio
Total	End of	Average	to Average	(Excluding	Assets (Excluding	Turnover
Return[5]	Period (000)	Net Assets	Net Assets	Waivers)	Waivers)	Rate

15.24%	$295,348	1.26%	(0.09)%	1.26%	(0.09)%	99%
(37.00)	166,698	1.26	(0.15)	1.26	(0.15)	92
7.35	238,129	1.23	(0.22)	1.23	(0.22)	97
22.46	222,293	1.24	(0.38)	1.24	(0.38)	111
(3.10)	104,568	1.25	(0.92)	1.25	(0.92)	14
20.46	107,270	1.22	(0.53)	1.25	(0.56)	122

14.46%	$5,511	2.01%	(0.80)%	2.01%	(0.80)%	99%
(37.52)	6,249	2.01	(0.90)	2.01	(0.90)	92
6.51	13,720	1.98	(0.97)	1.98	(0.97)	97
21.59	15,077	1.99	(1.14)	1.99	(1.14)	111
(3.14)	13,406	2.00	(1.67)	2.00	(1.67)	14
19.45	14,023	1.97	(1.28)	2.00	(1.31)	122

14.42%	$16,938	2.01%	(0.80)%	2.01%	(0.80)%	99%
(37.44)	17,062	2.01	(0.90)	2.01	(0.90)	92
6.46	34,505	1.98	(0.95)	1.98	(0.95)	97
21.64	18,794	1.99	(1.14)	1.99	(1.14)	111
(3.21)	13,453	2.00	(1.67)	2.00	(1.67)	14
19.58	14,418	1.97	(1.28)	2.00	(1.31)	122

15.02%	$24,701	1.51%	(0.31)%	1.51%	(0.31)%	99%
(37.19)	23,069	1.51	(0.40)	1.51	(0.40)	92
6.99	38,181	1.48	(0.43)	1.48	(0.43)	97
22.23	2,697	1.49	(0.59)	1.62	(0.72)	111
(3.11)	333	1.50	(1.14)	1.65	(1.29)	14
20.16	312	1.47	(0.53)	1.65	(0.71)	122

15.55%	$322,658	1.01%	0.19%	1.01%	0.19%	99%
(36.86)	289,685	1.01	0.10	1.01	0.10	92
7.58	691,488	0.98	0.03	0.98	0.03	97
22.81	732,252	0.99	(0.15)	0.99	(0.15)	111
(3.08)	682,088	1.00	(0.67)	1.00	(0.67)	14
20.73	715,496	0.97	(0.28)	1.00	(0.31)	122

First American Funds 2009 Annual Report   117

Financial Highlights   For a share outstanding throughout the indicated periods.

			Realized and
	Net Asset		Unrealized		Distributions			Net Asset
	Value	Net	Gains	Total from	from Net	Distributions		Value
	Beginning	Investment	(Losses) on	Investment	Investment	from Net	Total	End of
	of Period	Income (Loss)	Investments	Operations	Income	Realized Gains	Distributions	Period

Small Cap Value Fund[1]
Class A
2009[2]	$8.12	$0.03	$0.15	$0.18	$(0.08)	$—	$(0.08)	$8.22
2008[2]	13.52	0.08	(3.97)	(3.89)	(0.14)	(1.37)	(1.51)	8.12
2007[2]	15.38	0.12	0.48	0.60	(0.02)	(2.44)	(2.46)	13.52
2006[2]	16.34	0.03	2.86	2.89	(0.04)	(3.81)	(3.85)	15.38
2005[3]	16.78	0.01	(0.45)	(0.44)	—	—	—	16.34
2005[4]	16.84	0.03	2.63	2.66	(0.06)	(2.66)	(2.72)	16.78
Class C
2009[2]	$7.22	$(0.02)	$0.13	$0.11	$(0.02)	$—	$(0.02)	$7.31
2008[2]	12.19	—	(3.54)	(3.54)	(0.06)	(1.37)	(1.43)	7.22
2007[2]	14.17	0.02	0.44	0.46	—	(2.44)	(2.44)	12.19
2006[2]	15.39	(0.07)	2.66	2.59	—	(3.81)	(3.81)	14.17
2005[3]	15.82	—	(0.43)	(0.43)	—	—	—	15.39
2005[4]	16.10	(0.09)	2.50	2.41	(0.03)	(2.66)	(2.69)	15.82
Class R
2009[2]	$8.00	$0.01	$0.15	$0.16	$(0.06)	$—	$(0.06)	$8.10
2008[2]	13.35	0.05	(3.91)	(3.86)	(0.12)	(1.37)	(1.49)	8.00
2007[2]	15.24	0.10	0.47	0.57	(0.02)	(2.44)	(2.46)	13.35
2006[2]	16.29	(0.01)	2.84	2.83	(0.07)	(3.81)	(3.88)	15.24
2005[3]	16.74	0.01	(0.46)	(0.45)	—	—	—	16.29
2005[4]	16.83	(0.01)	2.64	2.63	(0.06)	(2.66)	(2.72)	16.74
Class Y
2009[2]	$8.36	$0.05	$0.15	$0.20	$(0.11)	$—	$(0.11)	$8.45
2008[2]	13.87	0.11	(4.08)	(3.97)	(0.17)	(1.37)	(1.54)	8.36
2007[2]	15.71	0.16	0.49	0.65	(0.05)	(2.44)	(2.49)	13.87
2006[2]	16.62	0.07	2.90	2.97	(0.07)	(3.81)	(3.88)	15.71
2005[3]	17.06	0.01	(0.45)	(0.44)	—	—	—	16.62
2005[4]	17.05	0.07	2.67	2.74	(0.07)	(2.66)	(2.73)	17.06

[1]	Per share data calculated using average shares outstanding method.

[2]	For the period November 1 to October 31 in the fiscal year indicated.

[3]	For the period October 1, 2005 to October 31, 2005. Effective October 1, 2005, the fund’s fiscal year end was changed from September 30 to October 31. All ratios for the period have been annualized, except total return and portfolio turnover.

[4]	For the period October 1 to September 30 in the year indicated.

[5]	Total return does not reflect sales charges. Total return would have been lower had certain expenses not been waived.

The accompanying notes are an integral part of the financial statements.

118   First American Funds 2009 Annual Report

					Ratio of Net
				Ratio of	Investment
			Ratio of Net	Expenses	Income (Loss)
		Ratio of	Investment	to Average	to Average
	Net Assets	Expenses	Income (Loss)	Net Assets	Net Assets	Portfolio
Total	End of	to Average	to Average	(Excluding	(Excluding	Turnover
Return[5]	Period (000)	Net Assets	Net Assets	Waivers)	Waivers)	Rate

2.40%	$29,026	1.37%	0.46%	1.37%	0.46%	73%
(31.75)	28,344	1.31	0.75	1.31	0.75	49
4.18	53,498	1.26	0.90	1.26	0.90	63
20.78	57,922	1.26	0.21	1.26	0.21	96
(2.62)	46,467	1.25	0.78	1.25	0.78	15
16.78	48,128	1.24	0.19	1.26	0.17	72

1.56%	$2,080	2.12%	(0.27)%	2.12%	(0.27)%	73%
(32.23)	2,373	2.06	—	2.06	—	49
3.42	4,006	2.01	0.14	2.01	0.14	63
19.89	4,405	2.01	(0.53)	2.01	(0.53)	96
(2.72)	4,590	2.00	0.03	2.00	0.03	15
15.92	4,808	1.99	(0.56)	2.01	(0.58)	72

2.14%	$2,327	1.62%	0.19%	1.62%	0.19%	73%
(31.90)	2,159	1.56	0.50	1.56	0.50	49
3.96	3,263	1.51	0.72	1.51	0.72	63
20.44	1,849	1.51	(0.09)	1.63	(0.21)	96
(2.69)	4	1.50	0.59	1.65	0.44	15
16.60	4	1.49	(0.04)	1.66	(0.21)	72

2.59%	$149,515	1.12%	0.72%	1.12%	0.72%	73%
(31.56)	158,112	1.06	1.00	1.06	1.00	49
4.45	302,683	1.01	1.15	1.01	1.15	63
21.01	355,148	1.01	0.47	1.01	0.47	96
(2.58)	348,166	1.00	1.03	1.00	1.03	15
17.08	363,261	0.99	0.44	1.01	0.42	72

Notes to Financial Statements	October 31, 2009, all dollars and shares are rounded to thousands (000)

1 >	Organization

Equity Income Fund, Global Infrastructure Fund, International Fund, International Select Fund, Large Cap Growth Opportunities Fund, Large Cap Select Fund, Large Cap Value Fund, Mid Cap Growth Opportunities Fund, Mid Cap Select Fund (formerly Small-Mid Cap Core Fund), Mid Cap Value Fund, Real Estate Securities Fund, Small Cap Growth Opportunities Fund, Small Cap Select Fund, and Small Cap Value Fund (each a “fund” and collectively, the “funds”) are mutual funds offered by First American Investment Funds, Inc. (“FAIF”), which is a member of the First American Family of Funds. As of October 31, 2009, FAIF offered 40 funds, including the funds listed above. FAIF is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. FAIF’s articles of incorporation permit the funds’ board of directors to create additional funds in the future. Each fund other than Real Estate Securities Fund is a diversified open-end management investment company. Real Estate Securities Fund is a non-diversified, open-end management investment company. From October 3, 2005 to May 4, 2009, Mid Cap Select Fund had different investment strategies and was named Small-Mid Cap Core Fund. Prior thereto, the fund, was named Technology Fund, had different investment strategies and also was non-diversified. Non-diversified funds may invest a large component of their net assets in securities of relatively few issuers.

FAIF offers Class A, Class C, Class R, and Class Y shares. Class A shares are sold with a front-end sales charge. Class C shares may be subject to a contingent deferred sales charge for 12 months. Class R shares have no sales charge and are offered only through certain tax-deferred retirement plans. Class Y shares have no sales charge and are offered only to qualifying institutional investors and certain other qualifying accounts. Class R shares are not offered by the Mid Cap Select Fund. Prior to November 3, 2008, Class C and Class R were not offered by Global Infrastructure Fund. Prior to the close of business on June 30, 2008, each fund except Global Infrastructure Fund offered Class B shares. Subsequent to that date, no new or additional investments are allowed in Class B shares, except through permitted exchanges and any reinvested dividends. Class B shares are subject to a contingent deferred sales charge for six years and automatically convert to Class A shares after eight years.

The funds’ prospectuses provide descriptions of each fund’s investment objective, principal investment strategies, and principal risks. All classes of shares in a fund have identical voting, dividend, liquidation, and other rights, and the same terms and conditions, except that certain fees and expenses, including distribution and shareholder servicing fees, may differ among classes. Each class has exclusive voting rights on any matters relating to that class’s servicing or distribution arrangements.

2 >	Summary of Significant Accounting Policies

The significant accounting policies followed by the funds are as follows:

SECURITY VALUATIONS – Security valuations for the funds’ investments are furnished by an independent pricing service that has been approved by the funds’ board of directors. Investments in equity securities that are traded on a national securities exchange (or reported on the Nasdaq national market system) are stated at the last quoted sales price if readily available for such securities on each business day. For securities traded on the Nasdaq national market system, the funds utilize the Nasdaq Official Closing Price which compares the last trade to the bid/ask range of a security. If the last trade falls within the bid/ask range, then that price will be the closing price. If the last trade is outside the bid/ask range, and falls above the ask, then the ask will be the closing price. If the last trade is below the bid, then the bid will be the closing price. Other equity securities traded in the over-the-counter market and listed equity securities for which no sale was reported on that date are stated at the last quoted bid price. Investments in open-end funds are valued at their respective net asset values on the valuation date.

Debt obligations exceeding 60 days to maturity are valued by an independent pricing service. The pricing service may employ methodologies that utilize actual market transactions, broker-dealer supplied valuations, or other formula-driven valuation techniques. These techniques generally consider such factors as yields or prices of bonds of comparable quality, type of issue, coupon, maturity, ratings, and general market conditions. Securities for which prices are not available from an independent pricing service, but where an active market exists, are valued using market quotations obtained from one or more dealers that make markets in the securities or from a widely used quotation system. Debt obligations with 60 days or less remaining until maturity may be valued at their amortized cost, which approximates fair value.

The following investment vehicles, when held by a fund, are priced as follows: Exchange listed futures and options on futures are priced at their last sale price on the exchange on which they are principally traded, as determined by FAF Advisors, Inc. (“FAF Advisors”), on the day the valuation is made. If there were no sales on that day, futures and options on futures will be valued at the last reported bid price. Options on securities, indices, and currencies traded on Nasdaq or listed on a stock exchange, whether domestic or foreign, are valued at the last sale price on Nasdaq or on any exchange on the day the valuation is made. If there were no sales on that day, the options will be valued at the last sale price on the previous valuation date. Last sale prices are obtained from an independent pricing service. Forward contracts (other than foreign currency forward contracts), and over-the-counter options on securities, indices, and currencies are valued at

120   First American Funds 2009 Annual Report

the quotations received from an independent pricing service, if available. Foreign currency forward contracts are valued at the current day’s interpolated foreign exchange rate, as calculated using the current day’s exchange rate, and the 30-, 60-, 90-, 180-, and 360-day forward rates provided by an independent pricing service.

When market quotations are not readily available, securities are internally valued at fair value as determined in good faith by procedures established and approved by the funds’ board of directors. Some of the factors which may be considered in determining fair value are fundamental analytical data relating to the investment; the nature and duration of any restrictions on disposition; trading in similar securities of the same issuer or comparable companies; information from broker-dealers; and an evaluation of the forces that influence the market in which the securities are purchased and sold. If events occur that materially affect the value of securities (including non-U.S. securities) between the close of trading in those securities and the close of regular trading on the New York Stock Exchange, the securities will be valued at fair value. As of October 31, 2009, Global Infrastructure Fund, International Fund, International Select Fund, Mid Cap Select Fund, Real Estate Securities Fund, Small Cap Growth Opportunities Fund, and Small Cap Select Fund held internally fair valued securities with a total fair value of $332, $211, $110, $0, $111, $0, and $0, respectively, or 0.6%, 0.0%, 0.0%, 0.0%, 0.0%, 0.0%, and 0.0% of total net assets, respectively. The fair values of foreign securities held by Global Infrastructure Fund, International Fund, and International Select Fund are determined on each business day by an independent third party based on factors such as price changes for futures contracts, sector indices, American Depositary Receipts, and currency exchange rates that occur between the close of the local market and the close of the New York Stock Exchange. The use of daily fair value pricing by the Global Infrastructure Fund, International Fund, and International Select Fund may cause the net asset value of their shares to differ significantly from the net asset value that would be determined without fair value pricing. Foreign securities are valued at the closing prices on the principal exchange on which they trade unless they are fair valued as described above. The prices for foreign securities are reported in local currency and converted to U.S. dollars using currency exchange rates. Exchange rates are provided daily by recognized independent pricing agents.

Generally accepted accounting principles (“GAAP”) require disclosures regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or technique. These principles establish a three-tier fair value hierarchy for inputs used in measuring fair value. Fair value inputs are summarized in the three broad levels listed below:

Level 1 – Quoted prices in active markets for identical securities.

Level 2 – Other significant observable inputs (including quoted prices for similar securities, with similar interest rates, prepayment speeds, credit risk, etc. and foreign securities for which an independent pricing service may be employed for purposes of fair market valuation).

Level 3 – Significant unobservable inputs (including a fund’s own assumptions in determining the fair value of investments). Generally, the types of securities included in Level 3 of a fund are securities for which there is limited or no observable fair value inputs available, and as such the fair value is determined through independent broker quotations or management’s fair value procedures established by the funds’ board of directors.

The valuation levels are not necessarily an indication of the risk associated with investing in these investments.

First American Funds 2009 Annual Report   121

Notes to Financial Statements	October 31, 2009, all dollars and shares are rounded to thousands (000)

As of October 31, 2009, each fund’s investments were classified as follows:

						Total
Fund	Level 1	Level 2		Level 3		Fair Value

Equity Income Fund
Common Stocks	$679,063	$—		$—		$679,063
Short-Term Investments	104,199	—		—		104,199

Total Investments	$783,262	$—		$—		$783,262

Global Infrastructure Fund
Common and Preferred Stocks	$15,426	$41,807	[1]	$332	[1]	$57,565
Short-Term Investment	67	—		—		67

Total Investments	$15,493	$41,807		$332		$57,632

[1]	The Common and Preferred Stocks Level 2 and Level 3 balance consists of the fair value of the associated Level 2 and Level 3 investments in the following industries:

Consumer Discretionary	$585
Energy	516
Financials	204
Industrials	24,255
Telecommunication Services	1,755
Utilities	14,824

$42,139

						Total
Fund	Level 1	Level 2		Level 3		Fair Value

International Fund
Common and Preferred Stocks	$101,179	$544,045	[2]	$211	[2]	$645,435
Short-Term Investments	42,344	23,597		—		65,941

Total Investments	$143,523	$567,642		$211		$711,376

[2]	The Common and Preferred Stocks Level 2 and Level 3 balances consist of the fair value of the associated Level 2 and Level 3 investments in the following industries:

Consumer Discretionary	$61,864
Consumer Staples	81,272
Energy	28,214
Financials	100,454
Healthcare	43,261
Industrials	83,565
Information Technology	56,811
Materials	50,910
Telecommunication Services	14,866
Utilities	23,039

$544,256

International Select Fund
Common and Preferred Stocks	$96,908	$403,375	[3]	$110	[3]	$500,393
Short-Term Investments	62,129	24,149		—		86,278

Total Investments	$159,037	$427,524		$110		$586,671

[3]	The Common and Preferred Stocks Level 2 and Level 3 balances consist of the fair value of the associated Level 2 and Level 3 investments in the following industries:

Consumer Discretionary	$39,519
Consumer Staples	59,253
Financials	83,017
Industrials	56,259
Information Technology	49,383
Materials	42,513
Telecommunication Services	10,152
Healthcare	24,718
Energy	24,565
Utilities	14,106

$403,485

122   First American Funds 2009 Annual Report

Large Cap Growth Opportunities Fund
Common Stocks	$546,590	$—	$—	$546,590
Short-Term Investments	108,487	—	—	108,487

Total Investments	$655,077	$—	$—	$655,077

Large Cap Select Fund
Common Stocks	$150,671	$—	$—	$150,671
Short-Term Investments	43,990	—	—	43,990

Total Investments	$194,661	$—	$—	$194,661

Large Cap Value Fund
Common Stocks	$393,368	$—	$—	$393,368
Short-Term Investments	71,247	—	—	71,247

Total Investments	$464,615	$—	$—	$464,615

Mid Cap Growth Opportunities Fund
Common Stocks	$1,182,306	$—	$—	$1,182,306
Short-Term Investments	297,661	—	—	297,661

Total Investments	$1,479,967	$—	$—	$1,479,967

Mid Cap Select Fund
Common Stocks	$43,138	$—	$—	$43,138
Warrants	—	—	—	—
Short-Term Investments	10,914	—	—	10,914

Total Investments	$54,052	$—	$—	$54,052

Mid Cap Value Fund
Common Stocks	$606,633	$—	$—	$606,633
Short-Term Investments	124,724	—	—	124,724

Total Investments	$731,357	$—	$—	$731,357

Real Estate Securities Fund
Common Stocks	$1,003,942	$—	$—	$1,003,942
Private Real Estate Company	—	—	111	111
Short-Term Investments	479,091	—	—	479,091

Total Investments	$1,483,033	$—	$111	$1,483,144

Small Cap Growth Opportunities Fund
Common Stocks	$135,661	$—	$—	$135,661
Warrants	—	—	—	—
Short-Term Investments	33,604	—	—	33,604

Total Investments	$169,265	$—	$—	$169,265

Small Cap Select Fund
Common Stocks	$641,149	$—	$—	$641,149
Exchange-Traded Funds	3,683	—	—	3,683
Warrants	—	—	—	—
Short-Term Investments	221,742	—	—	221,742

Total Investments	$866,574	$—	$—	$866,574

Small Cap Value Fund
Common Stocks	$178,811	$—	$—	$178,811
Exchange-Traded Funds	3,011	—	—	3,011
Short-Term Investments	37,959	—	—	37,959

Total Investments	$219,781	$—	$—	$219,781

Refer to the Schedule of Investments for further industry breakout.

First American Funds 2009 Annual Report   123

Notes to Financial Statements	October 31, 2009, all dollars and shares are rounded to thousands (000)

As of October 31, 2009, each fund’s investments in other financial instruments* were classified as follows:

				Total Unrealized
				Appreciation
Fund	Level 1	Level 2	Level 3	(Depreciation)

International Fund	$(2,077)	$—	$—	$(2,077)
International Select Fund	(2,364)	—	—	(2,364)

*	Other financial instruments are derivative instruments such as futures, which are valued at the unrealized appreciation (depreciation) on the instrument.

The following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value for funds which held Level 3 asset as of October 31, 2009:

	Global			Real Estate
	Infrastructure	International	International	Securities
	Fund	Fund	Select Fund	Fund

Balance as of October 31, 2008	$—	$—	$—	$159
Accrued discounts/premiums	—	—	—	—
Realized gain (loss)	—	—	—	—
Net change in unrealized appreciation or depreciation	29	18	10	(48)
Net purchases (sales)	303	193	100	—
Transfers in and/or (out) of Level 3	—	—	—	—
Balance as of October 31, 2009	$332	$211	$110	$111

Net change in unrealized appreciation or depreciation of Level 3 investments held as of October 31, 2009	$29	$18	$10	$(48)

SECURITY TRANSACTIONS AND INVESTMENT INCOME – For financial statement purposes, the funds record security transactions on the trade date of the security purchase or sale. Dividend income is recorded on the ex-dividend date. Interest income, including accretion of bond discounts and amortization of bond premiums, is recorded on an accrual basis. Security gains and losses are determined on the basis of identified cost, which is the same basis used for federal income tax purposes. The resulting gain/loss is calculated as the difference between the sales price and the underlying cost of the security on the transaction date.

DISTRIBUTIONS TO SHAREHOLDERS – Equity Income Fund and Real Estate Securities Fund declare and pay income dividends quarterly. Global Infrastructure Fund, International Fund, International Select Fund, Large Cap Growth Opportunities Fund, Large Cap Select Fund, Large Cap Value Fund, Mid Cap Growth Opportunities Fund, Mid Cap Select Fund, Mid Cap Value Fund, Small Cap Growth Opportunities Fund, Small Cap Select Fund, and Small Cap Value Fund declare and pay income dividends annually. Distributions are payable in cash or reinvested in additional shares of the funds. Any net realized capital gains on sales of a fund’s securities are distributed to shareholders at least annually.

Real Estate Securities Fund receives substantial distributions from holdings in real estate investment trusts (“REITs”). Additionally, other funds also invest in REITs. Distributions from REITs may be characterized as ordinary income, net capital gain, or a return of capital to the REIT shareholder. The proper characterization of REIT distributions is generally not known until after the end of each calendar year. As such, Real Estate Securities Fund, and other funds that invest in REITs, must use estimates in reporting the character of their income and distributions for financial statement purposes. The actual character of distributions to fund shareholders will be reflected on the Form 1099 received by shareholders after the end of the calendar year. Due to the nature of REIT investments, a portion of the distributions received by a fund shareholder may represent a return of capital.

FEDERAL TAXES – Each fund is treated as a separate taxable entity. Each fund intends to continue to qualify as a regulated investment company as provided in Subchapter M of the Internal Revenue Code, as amended, and to distribute all taxable income, if any, to its shareholders. Accordingly, no provision for federal income taxes is required.

As of October 31, 2009, the funds did not have any tax positions that did not meet the “more-likely-than-not” threshold of being sustained by the applicable tax authority. Generally, tax authorities can examine all the tax returns filed for the last three years.

Net investment income and net realized gains (losses) may differ for financial statement and tax purposes because of temporary or permanent book-to-tax differences. These differences are primarily due to deferred wash sale and straddle losses, foreign currency gains and losses, investments in limited partnerships and REITs, and the “mark-to-market” of certain passive foreign investment companies (“PFICs”) for tax purposes. To the extent these differences are permanent, reclassifications are made to the appropriate capital accounts in the fiscal period that the differences arise.

124   First American Funds 2009 Annual Report

On the Statements of Assets and Liabilities the following reclassifications were made:

	Accumulated	Undistributed
	Net Realized	Net Investment	Portfolio
Fund	Gain (Loss)	Income	Capital

Equity Income Fund	$(1,505)	$2,123	$(618)
Global Infrastructure Fund	(51)	51	—
International Fund	2,356	(2,356)	—
International Select Fund	1,076	(1,076)	—
Large Cap Growth Opportunities Fund	47,305	—	(47,305)
Large Cap Select Fund	43	14	(57)
Mid Cap Growth Opportunities Fund	20,174	1,646	(21,820)
Mid Cap Select Fund	334,032	11	(334,043)
Mid Cap Value Fund	(285)	299	(14)
Real Estate Securities Fund	5,771	3,429	(9,200)
Small Cap Growth Opportunities Fund	(9)	809	(800)
Small Cap Select Fund	19,462	74	(19,536)
Small Cap Value Fund	(18)	18	—

The character of distributions made during the tax year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. In addition, due to the timing of dividend distributions, the fiscal year in which the amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the funds. The distributions paid during the fiscal years ended October 31, 2009, and October 31, 2008 were as follows:

	October 31, 2009

	Ordinary	Return of
Fund	Income	Capital	Total

Equity Income Fund	$22,374	$—	$22,374
Global Infrastructure Fund	348	—	348
International Fund	8,518	—	8,518
International Select Fund	6,112	—	6,112
Large Cap Growth Opportunities Fund	1,892	—	1,892
Large Cap Select Fund	1,124	—	1,124
Large Cap Value Fund	5,375	—	5,375
Mid Cap Select Fund	147	—	147
Mid Cap Value Fund	3,357	—	3,357
Real Estate Securities Fund	23,504	8,793	32,297
Small Cap Value Fund	2,298	—	2,298

	October 31, 2008

	Ordinary	Long Term
Fund	Income	Gain	Total

Equity Income Fund	$30,036	$74,984	$105,020
International Fund	21,018	137,164	158,182
International Select Fund	6,421	1,497	7,918
Large Cap Growth Opportunities Fund	13,656	58,188	71,844
Large Cap Select Fund	35,710	22,823	58,533
Large Cap Value Fund	34,901	73,894	108,795
Mid Cap Growth Opportunities Fund	27,657	161,089	188,746
Mid Cap Value Fund	30,903	45,611	76,514
Real Estate Securities Fund	45,177	69,030	114,207
Small Cap Growth Opportunities Fund	17,232	3,956	21,188
Small Cap Select Fund	9,296	45,459	54,755
Small Cap Value Fund	18,134	20,111	38,245

First American Funds 2009 Annual Report   125

Notes to Financial Statements	October 31, 2009, all dollars and shares are rounded to thousands (000)

As of October 31, 2009, components of accumulated earnings (deficit) on a tax-basis were as follows:

		Accumulated
	Undistributed	Capital and	Unrealized	Other	Total
	Ordinary	Post-October	Appreciation	Accumulated	Accumulated
Fund	Income	Losses	(Depreciation)	Gains (Losses)	Earnings (Deficit)

Equity Income Fund	$2,044	$(28,521)	$103,800	$—	$77,323
Global Infrastructure Fund	959	(1,583)	1,956	1	1,333
International Fund	4,420	(60,760)	108,764	(82)	52,342
International Select Fund	2,280	(66,180)	20,810	145	(42,945)
Large Cap Growth Opportunities Fund	2,107	(108,946)	80,296	—	(26,543)
Large Cap Select Fund	930	(118,248)	16,534	—	(100,784)
Large Cap Value Fund	4,996	(126,873)	5,040	—	(116,837)
Mid Cap Growth Opportunities Fund	—	(283,092)	151,313	—	131,779
Mid Cap Select Fund	161	(129,952)	2,940	—	(126,851)
Mid Cap Value Fund	7,361	(187,782)	39,649	—	(140,772)
Real Estate Securities Fund	—	(210,207)	6,189	—	(204,018)
Small Cap Growth Opportunities Fund	1	(45,755)	829	—	(44,925)
Small Cap Select Fund	182	(178,220)	19,679	—	(158,359)
Small Cap Value Fund	3	(63,423)	(8,017)	—	(71,437)

The differences between book and tax basis unrealized appreciation (depreciation) are primarily due to the tax deferral of losses on wash sales and investments in limited partnerships, the amount of gain (loss) recognized for tax purposes due to mark-to-market adjustments on open futures contracts, and the mark-to-market for certain PFICs for tax purposes.

As of October 31, 2009, the following funds had capital loss carryforwards, which, if not offset by subsequent capital gains, will expire on the funds’ fiscal year-ends as follows:

	Expiration Year

Fund	2010	2011	2012	2013	2014	2015	2016	2017	Total

Equity Income Fund	$—	$—	$—	$—	$—	$—	$11,961	$16,560	$28,521
Global Infrastructure Fund	—	—	—	—	—	—	1,583	—	1,583
International Fund	—	—	—	—	—	—	—	60,760	60,760
International Select Fund	—	—	—	—	—	—	30,787	35,393	66,180
Large Cap Growth Opportunities Fund	—	—	—	—	—	—	49,626	59,320	108,946
Large Cap Select Fund	—	—	—	—	—	—	63,932	54,316	118,248
Large Cap Value Fund	—	—	—	—	—	—	45,994	80,879	126,873
Mid Cap Growth Opportunities Fund		—	—	—	—	—	131,264	151,828	283,092
Mid Cap Select Fund	102,106	4,320	—	—	—	—	7,819	15,707	129,952
Mid Cap Value Fund	—	—	—	—	—	—	101,981	85,801	187,782
Real Estate Securities Fund	—	—	—	—	—	—	77,591	132,616	210,207
Small Cap Growth Opportunities Fund	—	—	—	—	—	—	34,593	11,162	45,755
Small Cap Select Fund	—	—	—	—	—	—	80,713	97,507	178,220
Small Cap Value Fund	—	—	—	—	—	—	26,329	37,094	63,423

DERIVATIVES – The funds may invest in derivative financial instruments in order to manage risk or gain exposure to various other investments or markets. The funds’ investment objectives allow the funds to enter into various types of derivative contracts, including, but not limited to, futures contracts, forward foreign exchange contracts, and purchased and written options. Derivatives may contain various risks including the potential inability of the counterparty to fulfill their obligations under the terms of the contract, the potential for an illiquid secondary market, and the potential for market movements which may expose the funds to gains or losses in excess of the amounts shown on the Statements of Assets and Liabilities.

FUTURES TRANSACTIONS – The funds are subject to equity price risk, interest rate risk, and foreign currency exchange rate risk in the normal course of pursuing their investment objectives. In order to gain exposure to or protect against changes in the market and to maintain sufficient liquidity to meet redemption requests, certain funds may enter into futures contracts. Upon entering into a futures contract, a fund is required to deposit cash or pledge U.S. Government securities. The margin required for a futures contract is set by the exchange on which the contract is traded. Subsequent payments, which are dependent on the daily fluctuations in the value of the underlying security or securities, are made or received by the fund each day (daily variation margin) and are recorded as unrealized gains (losses) until the contract is closed. When the contract is closed, the fund records a realized gain (loss) equal to the difference between the proceeds from (or cost of) the closing transaction and the fund’s basis in the contract.

Risks of entering into futures contracts, in general, include the possibility that there will not be a perfect price correlation between the futures contracts and the

126   First American Funds 2009 Annual Report

underlying securities. Second, it is possible that a lack of liquidity for futures contracts could exist in the secondary market, resulting in an inability to close a futures position prior to its maturity date. Third, the purchase of a futures contract involves the risk that a fund could lose more than the original margin deposit required to initiate a futures transaction. These contracts involve market risk in excess of the amount reflected in the funds’ Statements of Assets and Liabilities. Unrealized gains (losses) on outstanding positions in futures contracts held at the close of the year will be recognized as capital gains (losses) for federal income tax purposes.

As of October 31, 2009, International Fund and International Select Fund held outstanding futures contracts as disclosed in their Schedules of Investments.

OPTIONS TRANSACTIONS – The funds may utilize options in an attempt to manage market or business risk or enhance returns. When a call or put option is written, an amount equal to the premium received is recorded as a liability. The liability is marked-to-market daily to reflect the current market value of the option written. When a written option expires, a gain is realized in the amount of the premium originally received. If a closing purchase contract is entered into, a gain or loss is realized in the amount of the original premium less the cost of the closing transaction. If a written call option is exercised, a gain or loss is realized from the sale of the underlying security, and the proceeds from such sale are increased by the premium originally received. If a written put option is exercised, the amount of the premium originally received reduces the cost of the security which is purchased upon exercise of the option. As of October 31, 2009, the funds held no investments in outstanding written options.

Options purchased are recorded as investments and marked-to-market daily to reflect the current market value of the option contract. If an option purchased expires, a loss is realized in the amount of the cost of the option. If a closing transaction is entered into, a gain or loss is realized to the extent that the proceeds from the sale are greater or less than the cost of the option. If a purchased put option is exercised, a gain or loss is realized from the sale of the underlying security by adjusting the proceeds from such sale by the amount of the premium originally paid. If a purchased call option is exercised, the cost of the security purchased upon exercise is increased by the premium originally paid. As of October 31, 2009, the funds held no investments in options purchased.

For the fiscal year ended October 31, 2009, the quarterly average gross notional amounts of the derivatives held by the funds were:

	Futures/	Futures/	Options
Fund	Long	Short	Written-Call

International Fund	$113,429	$79,795	$—
International Select Fund	70,673	31,453	—
Large Cap Growth Opportunities Fund	—	—	—
Mid Cap Growth Opportunities Fund	—	—	—
Mid Cap Select Fund	1,002	—	78

As of October 31, 2009, the funds’ fair values of derivative instruments (i.e. futures contracts) categorized by risk exposure were classified as follows:

	Statement of		International
	Assets and Liabilities	International	Select
	Location	Fund	Fund

Asset Derivatives
Equity Contracts	Receivables, Net Assets–Unrealized Appreciation*	$2,942	$2,033
Foreign Exchange Contracts	Receivables	37	22

Balance as of October 31, 2009		$2,979	$2,055

Liability Derivatives
Equity Contracts	Payables, Net Assets–Unrealized Depreciation*	$5,056	$4,419

Balance as of October 31, 2009		$5,056	$4,419

*	Includes cumulative appreciation/depreciation of futures contracts as reported in the footnotes to the funds’ Schedule of Investments. Only the current day’s variation margin is reported within the Statements of Assets and Liabilities.

The effect of derivative instruments on the Statements of Operations for the fiscal year ended October 31, 2009:

Amount of realized gain (loss) on derivatives recognized in income:

International Fund	Futures	Total

Equity Contracts	$(14,890)	$(14,890)
Foreign Exchange Contracts	(745)	(745)

First American Funds 2009 Annual Report   127

Notes to Financial Statements	October 31, 2009, all dollars and shares are rounded to thousands (000)

International Select Fund	Futures	Total

Equity Contracts	$5,095	$5,095
Foreign Exchange Contracts	(480)	(480)

Large Cap Growth Opportunities Fund	Futures	Total

Equity Contracts	$6,794	$6,794

Mid Cap Growth Opportunities Fund	Futures	Total

Equity Contracts	$15,590	$15,590

Mid Cap Select Fund	Options	Futures	Total

Equity Contracts	$(321)	$994	$673

Net change in unrealized appreciation or depreciation on derivatives recognized in income:

International Fund	Futures	Total

Equity Contracts	$14,661	$14,661
Foreign Exchange Contracts	37	37

International Select Fund	Futures	Total

Equity Contracts	$2,577	$2,577
Foreign Exchange Contracts	22	22

FOREIGN CURRENCY TRANSLATION – The books and records of Global Infrastructure Fund, International Fund, International Select Fund, and Real Estate Securities Fund, relating to the funds’ non-U.S. dollar denominated investments, are maintained in U.S. dollars on the following basis:

•	market value of investment securities, assets, and liabilities are translated at the current rate of exchange; and

•	purchases and sales of investment securities, income, and expenses are translated at the relevant rates of exchange prevailing on the respective dates of such transactions.

The funds do not isolate the portion of gains and losses on investments in equity securities that is due to changes in the foreign exchange rates from that which is due to changes in market prices of equity securities.

The funds report certain foreign currency-related transactions as components of realized gains for financial reporting purposes, whereas such components are treated as ordinary income for federal income tax purposes. As of October 31, 2009, Global Infrastructure Fund, International Fund, and International Select Fund held foreign currency holdings consisting of multiple denominations.

FORWARD FOREIGN CURRENCY CONTRACTS – The funds may enter into forward foreign currency contracts as hedges against either specific transactions or fund positions. The aggregate principal amount of the contracts are not recorded because the funds intend to settle the contracts prior to delivery. All commitments are marked-to-market daily at the applicable foreign exchange rate, and any resulting unrealized gains or losses are recorded currently. The funds realize gains or losses at the time the forward contracts are extinguished. Unrealized gains or losses on outstanding positions in forward foreign currency contracts held at the close of the period are recognized as ordinary income or loss for federal income tax purposes.

The use of forward foreign currency contracts does not eliminate fluctuations in the underlying prices of the securities, but it does establish a rate of exchange that can be achieved in the future. Although forward foreign currency contracts limit the risk of loss due to a decline in the value of the hedged currency, they also limit a potential gain that might result should the value of the currency increase. These contracts involve market risk in excess of the amount reflected in the fund’s Statement of Assets and Liabilities. The face or contract amount in U.S. dollars reflects the total exposure the fund has in that particular currency contract. In addition, there could be exposure to risks (limited to the amount of unrealized gains) if the counterparties to the contracts are unable to meet the terms of their contracts. As of October 31, 2009, the funds held no investments in outstanding forward currency contracts.

SECURITIES PURCHASED ON A WHEN-ISSUED BASIS – Delivery and payment for securities that have been purchased by a fund on a when-issued or forward-commitment basis can take place up to a month or more after the transaction. Such securities do not earn interest, are subject to market fluctuations, and may increase or decrease in value prior to their delivery. Each fund segregates assets with a market value equal to or greater than the amount of its purchase commitments. The purchase of securities on a when-issued or forward-commitment basis may increase the volatility of the fund’s net asset value if the fund makes such purchases while remaining substantially fully invested. As

128   First American Funds 2009 Annual Report

of October 31, 2009, the funds held no investments in when-issued or forward-commitment securities.

In connection with the ability to purchase securities on a when-issued basis, each fund may also enter into dollar rolls in which the fund sells securities purchased on a forward-commitment basis and simultaneously contracts with a counterparty to repurchase similar (same type, coupon, and maturity), but not identical, securities on a specified future date. As an inducement for the fund to “roll over” its purchase commitments, the fund receives negotiated amounts in the form of reductions of the purchase price of the commitment. Dollar rolls are considered a form of leverage. As of and for the fiscal year ended October 31, 2009, the funds held no investments in dollar roll transactions.

ILLIQUID OR RESTRICTED SECURITIES – A security may be considered illiquid if it lacks a readily available market. Securities are generally considered liquid if they can be sold or disposed of in the ordinary course of business within seven days at approximately the price at which the security is valued by the fund. Illiquid securities may be valued under methods approved by the funds’ board of directors as reflecting fair value. Each fund intends to invest no more than 15% of its total net assets (determined at the time of purchase and reviewed periodically) in illiquid securities. Certain restricted securities may be considered illiquid. Restricted securities are often purchased in private placement transactions, are not registered under the Securities Act of 1933, may have contractual restrictions on resale, and may be valued under methods approved by the funds’ board of directors as reflecting fair value. Certain restricted securities eligible for resale to qualified institutional investors, including Rule 144A securities, are not subject to the limitation on a fund’s investment in illiquid securities if they are determined to be liquid in accordance with procedures adopted by the funds’ board of directors. As of October 31, 2009, International Fund, Mid Cap Select Fund, Real Estate Securities Fund, Small Cap Growth Opportunities Fund, and Small Cap Select Fund held investments in illiquid securities with a total value of $0, $0, $111, $0, and $0, respectively, or 0.0%, 0.0%, 0.0%, 0.0%, and 0.0%, respectively, of total net assets.

Information concerning illiquid securities, including restricted securities considered to be illiquid, is as follows:

		Dates	Cost
International Fund	Shares	Acquired	Basis

Fortis Rights	304	11/08	$—

		Dates	Cost
Mid Cap Select Fund	Shares	Acquired	Basis

Lantronix Warrants	1	5/08	$—

		Dates	Cost
Real Estate Securities Fund	Shares	Acquired	Basis

Newcastle Investment Holdings	35	6/98	$153

		Dates	Cost
Small Cap Growth Opportunities Fund	Shares	Acquired	Basis

Hollis-Eden Pharmaceuticals Warrants	71	2/06	$161
Lantronix Warrants	11	5/08	—
VideoPropulsion	780	12/99	—

		Dates	Cost
Small Cap Select Fund	Shares	Acquired	Basis

Lantronix Warrants	5	6/08	$—

SECURITIES LENDING – In order to generate additional income, a fund may lend securities representing up to one-third of the value of its total assets (which includes collateral for securities on loan) to broker-dealers, banks, or other institutional borrowers of securities. Each fund’s policy is to receive collateral from the borrower in the form of cash, U.S. Government securities, or other high-grade debt obligations equal to at least 100% of the value of securities loaned. If the value of the securities on loan increases, additional collateral is received from the borrower. As with other extensions of credit, there may be risks of delay in recovery of the securities or even loss of rights in the collateral should the borrower of the security fail financially.

U.S. Bank National Association (“U.S. Bank”), the parent company of the funds’ advisor, serves as the securities lending agent for the funds in transactions involving the lending of portfolio securities on behalf of the funds. U.S. Bank acts as the securities lending agent pursuant to, and subject to compliance with conditions contained in, an exemptive order issued by the Securities and Exchange Commission (“SEC”). U.S. Bank receives fees as a percentage of each fund’s net income from securities lending transactions. With respect to Global Infrastructure Fund, International Fund, and International Select Fund, a portion of this amount is paid to State Street Bank and Trust (“State Street”) for acting as sub-lending agent. For each fund other than Global Infrastructure Fund, International Fund, and International Select Fund, collateral for securities on loan is invested in a money market fund administered by FAF Advisors and FAF Advisors receives an administration fee equal to 0.02% of such fund’s average daily net assets. For Global Infrastructure Fund, International Fund, and International Select Fund, collateral for securities on loan is invested in a money market fund administered by State Street.

First American Funds 2009 Annual Report   129

Notes to Financial Statements	October 31, 2009, all dollars and shares are rounded to thousands (000)

Securities lending fees paid to U.S. Bank by the funds during the fiscal year ended October 31, 2009, were as follows:

Fund	Amount

Equity Income Fund	$187
International Select Fund	59
Large Cap Growth Opportunities Fund	186
Large Cap Select Fund	63
Large Cap Value Fund	131
Mid Cap Growth Opportunities Fund	532
Mid Cap Select Fund	18
Mid Cap Value Fund	244
Real Estate Securities Fund	396
Small Cap Growth Opportunities Fund	68
Small Cap Select Fund	286
Small Cap Value Fund	84

Income from securities lending is recorded on the Statements of Operations as securities lending income net of fees paid to U.S. Bank.

SECURITY LITIGATION SETTLEMENTS – Income from settlement proceeds related to portfolio securities no longer included in the portfolio is recorded as an adjustment to realized gains or losses. Adjustments made during the fiscal year ended October 31, 2009, were as follows:

Fund	Amount

Equity Income Fund	$604
Large Cap Growth Opportunities Fund	1,317
Large Cap Select Fund	55
Large Cap Value Fund	353
Mid Cap Growth Opportunities Fund	355
Mid Cap Select Fund	125
Mid Cap Value Fund	153
Real Estate Securities Fund	1
Small Cap Growth Opportunities Fund	603
Small Cap Select Fund	466
Small Cap Value	72

EXPENSES – Expenses that are directly related to one of the funds are charged directly to that fund. Other operating expenses are allocated to the funds on several bases, including evenly across all funds, allocated based on relative net assets of all funds within the First American Family of Funds, or a combination of both methods. Class specific expenses, such as distribution fees and shareholder servicing fees, are borne by that class. Income, other expenses, and realized and unrealized gains and losses of a fund are allocated to each respective class in proportion to the relative net assets of each class.

INTERFUND LENDING PROGRAM – Pursuant to an exemptive order issued by the SEC, the funds, along with other registered investment companies in the First American Family of Funds, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating funds. The funds did not have any interfund lending transactions during the fiscal year ended October 31, 2009.

DEFERRED COMPENSATION PLAN – Under a Deferred Compensation Plan (the “Plan”), non-interested directors of the First American Family of Funds may participate and elect to defer receipt of part or all of their annual compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of selected open-end First American Funds, as designated by each director. All amounts in the Plan are 100% vested, and accounts under the Plan are obligations of the funds. Deferred amounts remain in the funds until distributed in accordance with the Plan.

USE OF ESTIMATES IN PREPARATION OF FINANCIAL STATEMENTS – The preparation of financial statements, in conformity with U.S. generally accepted accounting principles, requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported results of operations during the reporting period. Actual results could differ from those estimates.

EVENTS SUBSEQUENT TO FISCAL YEAR END – Management has evaluated fund related events and transactions that occurred subsequent to October 31, 2009, through December 22, 2009, the date of issuance of the funds’ financial statements. There were no events or transactions that occurred during this period that materially impacted the amounts or disclosures in the funds’ financial statements.

3 >	Fees and Expenses

INVESTMENT ADVISORY FEES – Pursuant to an investment advisory agreement (the “Agreement”), FAF Advisors manages each fund’s assets and furnishes related office facilities, equipment, research, and personnel. The Agreement requires each fund to pay FAF Advisors a

130   First American Funds 2009 Annual Report

monthly fee based upon average daily net assets. The annual fee for each fund is as follows:

Advisory Fee
as a % of Average
Fund	Daily Net Assets

Equity Income Fund*	0.65%
Global Infrastructure Fund	0.90
International Fund	1.00
International Select Fund	1.00
Large Cap Growth Opportunities Fund*	0.65
Large Cap Select Fund*	0.65
Large Cap Value Fund*	0.65
Mid Cap Growth Opportunities Fund	0.70
Mid Cap Select Fund	0.70
Mid Cap Value Fund	0.70
Real Estate Securities Fund	0.70
Small Cap Growth Opportunities Fund	1.00
Small Cap Select Fund	0.70
Small Cap Value Fund	0.70

*	The advisory fees for Equity Income Fund, Large Cap Growth Opportunities Fund, Large Cap Select Fund, and Large Cap Value Fund are equal to an annual rate of 0.65% of the average daily net assets up to $3 billion, 0.625% of the average daily net assets on the next $2 billion, and 0.60% of the average daily net assets in excess of $5 billion.

FAF Advisors has agreed to contractually waive fees and reimburse other fund expenses for the following funds through February 28, 2010, so that total annual fund operating expenses, excluding indirect fees and expenses incurred through investment in exchange-traded funds and other investment companies, as a percentage of average daily net assets, do not exceed the following amounts:

		Share Class

Fund	A	B	C	R	Y

Global Infrastructure Fund[1]	1.25%	N/A	2.00%	1.50%	1.00%
International Fund	1.49	2.24%	2.24	1.74	1.24
International Select Fund	1.49	2.24	2.24	1.74	1.24
Mid Cap Select Fund	1.41	2.16	2.16	N/A	1.16
Small Cap Growth Opportunities Fund	1.47	2.22	2.22	1.72	1.22

N/A = Not Applicable

[1]	The fund began offering Class C and Class R on November 3, 2008.

The funds may invest in related money market funds that are series of First American Funds, Inc., subject to certain limitations. In order to avoid the payment of duplicative investment advisory fees to FAF Advisors, which acts as the investment advisor to both the investing funds and the related money market funds, FAF Advisors will reimburse each investing fund an amount equal to that portion of FAF Advisor’s investment advisory fee received from the related money market funds that is attributable to the assets of the investing fund. This reimbursement, if any, is included in “Fee waivers” in the Statements of Operations.

ADMINISTRATION FEES – FAF Advisors serves as the funds’ administrator pursuant to an administration agreement between FAF Advisors and the funds. U.S. Bancorp Fund Services, LLC (“USBFS”) serves as sub-administrator pursuant to a sub-administration agreement between USBFS and FAF Advisors. FAF Advisors is a subsidiary of U.S. Bank. Both U.S. Bank and USBFS are direct subsidiaries of U.S. Bancorp. Under the administration agreement, FAF Advisors is compensated to provide, or compensates other entities to provide, services to the funds. These services include various legal, oversight, administrative, and accounting services. The funds pay FAF Advisors administration fees, which are calculated daily and paid monthly, equal to each fund’s pro rata share of an amount equal, on an annual basis, to 0.25% of the aggregate average daily net assets of all open-end funds in the First American Family of Funds up to $8 billion, 0.235% on the next $17 billion of the aggregate average daily net assets, 0.22% on the next $25 billion of the aggregate average daily net assets, and 0.20% of the aggregate average daily net assets in excess of $50 billion. All fees paid to the sub-administrator are paid from the administration fee. In addition to these fees, the funds may reimburse FAF Advisors and the sub-administrator for any out-of-pocket expenses incurred in providing administration services.

SUB-ADVISORY FEES – Altrinsic Global Advisors, LLC (“Altrinsic”) and Hansberger Global Investors, Inc. (“HGI”) each serve as investment sub-advisor to International Fund pursuant to separate sub-advisory agreements with FAF Advisors. Altrinsic, HGI, and Lazard Asset Management, LLC (“Lazard”) each serve as investment sub-advisor to the International Select Fund pursuant to separate sub-advisory agreements with FAF Advisors. Each sub-advisor has discretion to select portfolio securities for its portion of the respective fund. FAF Advisors pays monthly fees to Altrinsic, HGI, and Lazard for the services provided under their respective sub-advisory agreements with FAF Advisors.

TRANSFER AGENT FEES – USBFS serves as the funds’ transfer agent pursuant to a transfer agent agreement with FAIF. The funds are charged transfer agent fees based on a per shareholder account basis, subject to a minimum fee per share class. These fees are charged to each fund based on the number of accounts within that fund. In addition to these fees, the funds may reimburse USBFS for out-of-pocket expenses incurred in providing transfer agent services.

CUSTODIAN FEES – U.S. Bank serves as the custodian for each fund other than Global Infrastructure Fund, International Fund, and International Select Fund pursuant to a custodian agreement with FAIF. The fee for each fund (except Global Infrastructure Fund, International Fund, and International Select Fund) is equal to an annual rate of 0.005% of average daily net assets. State Street Bank (“SSB”) serves as the custodian for Global Infrastructure Fund, International Fund, and International Select Fund pursuant to a custodian agreement with FAIF. Global Infrastructure Fund, International Fund, and International Select Fund pay SSB various asset-based fees and

First American Funds 2009 Annual Report   131

Notes to Financial Statements	October 31, 2009, all dollars and shares are rounded to thousands (000)

transaction charges based on the issuer’s country. All fees are computed daily and paid monthly.

Under the custodian agreements, interest earned on uninvested cash balances is used to reduce a portion of each fund’s custodian expenses. Conversely, the custodian charges a fee for any cash overdrafts incurred, which increases the fund’s custodian expenses. Prior to January 2, 2008, Global Infrastructure Fund, International Fund, and International Select Fund have also received certain credits from SSB to reduce the amount of custody fees incurred. These credits, if any, are disclosed as “Indirect payments from custodian” in the Statements of Operations.

For the fiscal year ended October 31, 2009, custodian fees were increased as a result of overdrafts and decreased as a result of interest earned as follows:

Fund	Increased	Decreased

Large Cap Growth Opportunities Fund	$1	$—
Large Cap Select Fund	6	—
Large Cap Value Fund	1	—
Mid Cap Select	2	—
Real Estate Securities Fund	2	—

DISTRIBUTION AND SHAREHOLDER SERVICING (12B-1) FEES – Quasar Distributors, LLC (“Quasar”), a subsidiary of U.S. Bancorp, serves as the distributor of the funds pursuant to a distribution agreement with FAIF. Under the distribution agreement, and pursuant to a plan adopted by each fund under rule 12b-1 of the Investment Company Act, each fund pays Quasar a monthly distribution and/or shareholder servicing fee equal to an annual rate of 0.25%, 1.00%, 1.00%, and 0.50% of each fund’s average daily net assets attributable to Class A, Class B, Class C, and Class R shares, respectively. No distribution or shareholder servicing fees are paid by Class Y shares. These fees may be used by Quasar to provide compensation for sales support, distribution activities, and/or shareholder servicing activities.

Under the distribution and shareholder servicing agreement, the following amounts were retained by affiliates of FAF Advisors for the fiscal year ended October 31, 2009:

Fund	Amount

Equity Income Fund	$196
Global Infrastructure Fund	13
International Fund	31
International Select Fund	4
Large Cap Growth Opportunities Fund	90
Large Cap Select Fund	6
Large Cap Value Fund	79
Mid Cap Growth Opportunities Fund	184
Mid Cap Select Fund	16
Mid Cap Value Fund	51
Real Estate Securities Fund	75
Small Cap Growth Opportunities Fund	36
Small Cap Select Fund	95
Small Cap Value Fund	39

OTHER FEES AND EXPENSES – In addition to investment advisory fees, administration fees, transfer agent fees, custodian fees, and distribution and shareholder servicing fees, each fund is responsible for paying other operating expenses, including: legal, auditing, registration fees, postage and printing of shareholder reports, fees and expenses of independent directors, insurance, and other miscellaneous expenses. For the fiscal year ended October 31, 2009, legal fees and expenses of $69 were paid to a law firm of which an Assistant Secretary of the funds is a partner.

CONTINGENT DEFERRED SALES CHARGES – A contingent deferred sales charge (“CDSC”) is imposed on redemptions made in the Class B shares. The CDSC varies depending on the number of years from time of payment for the purchase of Class B shares until the redemption of such shares. Class B shares automatically convert to Class A shares after eight years.

CDSC as a Percentage
of Dollar Amount
Year Since Purchase	Subject to Charge

First	5.00%
Second	5.00
Third	4.00
Fourth	3.00
Fifth	2.00
Sixth	1.00
Seventh	—
Eighth	—

A CDSC of 1.00% is imposed on redemptions made in Class C shares for the first 12 months.

The CDSC for Class B and Class C shares is imposed on the value of the purchased shares or the value at the time of redemption, whichever is less.

For the fiscal year ended October 31, 2009, total front-end sales charges and CDSCs retained by affiliates of FAF Advisors for distributing the funds’ shares were as follows:

Fund

Equity Income Fund	$54
Global Infrastructure Fund	14
International Fund	9
International Select Fund	3
Large Cap Growth Opportunities Fund	27
Large Cap Select Fund	5
Large Cap Value Fund	13
Mid Cap Growth Opportunities Fund	44
Mid Cap Select Fund	5
Mid Cap Value Fund	10
Real Estate Securities Fund	9
Small Cap Growth Opportunities Fund	9
Small Cap Select Fund	21
Small Cap Value Fund	6

132   First American Funds 2009 Annual Report

4 >	Capital Share Transactions

FAIF has 370 billion shares of $0.0001 par value capital stock authorized. Capital share transactions for the funds were as follows:

	Equity		Global
	Income Fund		Infrastructure Fund		International Fund

	Year	Year	Year	12/17/07*	Year	Year
	Ended	Ended	Ended	to	Ended	Ended
	10/31/09	10/31/08	10/31/09	10/31/08	10/31/09	10/31/08

Class A:
Shares issued	922	526	2,504	664	357	436
Shares issued in lieu of cash distributions	291	973	10	—	26	317
Shares redeemed	(1,903)	(2,431)	(587)	(38)	(704)	(1,141)

Total Class A transactions	(690)	(932)	1,927	626	(321)	(388)

Class B:[1]
Shares issued	11	30	—	—	9	25
Shares issued in lieu of cash distributions	20	87	—	—	—	45
Shares redeemed	(264)	(243)	—	—	(124)	(177)

Total Class B transactions	(233)	(126)	—	—	(115)	(107)

Class C:[1]
Shares issued	124	49	396	—	39	36
Shares issued in lieu of cash distributions	11	47	—	—	—	40
Shares redeemed	(136)	(200)	(4)	—	(112)	(122)

Total Class C transactions	(1)	(104)	392	—	(73)	(46)

Class R:[1]
Shares issued	5	6	1	—	—	—
Shares issued in lieu of cash distributions	1	5	—	—	—	—
Shares redeemed	(48)	(15)	—	—	—	—

Total Class R transactions	(42)	(4)	1	—	—	—

Class Y:
Shares issued	13,237	5,895	6,078	3,662	6,013	16,723
Shares issued in lieu of cash distributions	467	2,716	22	—	593	6,896
Shares redeemed	(17,527)	(16,341)	(4,098)	(986)	(18,994)	(45,063)

Total Class Y transactions	(3,823)	(7,730)	2,002	2,676	(12,388)	(21,444)

Net increase (decrease) in capital shares	(4,789)	(8,896)	4,322	3,302	(12,897)	(21,985)

*	Commencement of operations.

[1]	Class B, Class C, and Class R shares were not offered by Global Infrastructure Fund during the fiscal year ended October 31, 2008. The fund began offering Class C and Class R shares on November 3, 2008.

	International		Large Cap Growth		Large Cap
	Select Fund		Opportunities Fund		Select Fund

	Year	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended	Ended
	10/31/09	10/31/08	10/31/09	10/31/08	10/31/09	10/31/08

Class A:
Shares issued	210	143	342	271	99	71
Shares issued in lieu of cash distributions	4	6	3	248	1	59
Shares redeemed	(148)	(124)	(478)	(696)	(173)	(190)

Total Class A transactions	66	25	(133)	(177)	(73)	(60)

Class B:
Shares issued	—	19	2	14	—	1
Shares issued in lieu of cash distributions	—	1	—	35	—	7
Shares redeemed	(40)	(7)	(85)	(104)	(39)	(9)

Total Class B transactions	(40)	13	(83)	(55)	(39)	(1)

Class C:
Shares issued	3	23	25	25	3	4
Shares issued in lieu of cash distributions	—	—	—	23	—	3
Shares redeemed	(9)	(12)	(41)	(79)	(4)	(5)

Total Class C transactions	(6)	11	(16)	(31)	(1)	2

Class R:
Shares issued	1	7	12	8	10	1
Shares issued in lieu of cash distributions	—	—	—	1	—	—
Shares redeemed	(6)	(1)	(5)	(4)	(5)	(1)

Total Class R transactions	(5)	6	7	5	5	—

Class Y:
Shares issued	50,353	21,338	5,401	3,761	4,793	8,815
Shares issued in lieu of cash distributions	276	374	36	1,002	56	1,699
Shares redeemed	(19,878)	(11,780)	(4,929)	(6,090)	(13,346)	(13,334)

Total Class Y transactions	30,751	9,932	508	(1,327)	(8,497)	(2,820)

Net increase (decrease) in capital shares	30,766	9,987	283	(1,585)	(8,605)	(2,879)

First American Funds 2009 Annual Report   133

Notes to Financial Statements	October 31, 2009, all dollars and shares are rounded to thousands (000)

	Large Cap		Mid Cap Growth		Mid Cap
	Value Fund		Opportunities Fund		Select Fund

	Year	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended	Ended
	10/31/09	10/31/08	10/31/09	10/31/08	10/31/09	10/31/08

Class A:
Shares issued	254	226	1,472	1,612	270	341
Shares issued in lieu of cash distributions	50	711	—	1,029	1	—
Shares redeemed	(814)	(1,221)	(2,187)	(3,036)	(474)	(556)

Total Class A transactions	(510)	(284)	(715)	(395)	(203)	(215)

Class B:
Shares issued	1	10	3	21	1	14
Shares issued in lieu of cash distributions	2	53	—	46	—	—
Shares redeemed	(126)	(124)	(78)	(101)	(160)	(344)

Total Class B transactions	(123)	(61)	(75)	(34)	(159)	(330)

Class C:
Shares issued	20	19	88	120	31	77
Shares issued in lieu of cash distributions	1	28	—	71	—	—
Shares redeemed	(74)	(43)	(188)	(263)	(144)	(126)

Total Class C transactions	(53)	4	(100)	(72)	(113)	(49)

Class R:[2]
Shares issued	15	6	464	449	—	—
Shares issued in lieu of cash distributions	—	1	—	80	—	—
Shares redeemed	(2)	(2)	(421)	(267)	—	—

Total Class R transactions	13	5	43	262	—	—

Class Y:
Shares issued	3,340	4,518	6,379	4,000	1,621	1,776
Shares issued in lieu of cash distributions	246	3,150	—	2,437	5	—
Shares redeemed	(9,176)	(8,720)	(5,692)	(7,712)	(3,765)	(3,428)

Total Class Y transactions	(5,590)	(1,052)	687	(1,275)	(2,139)	(1,652)

Net increase (decrease) in capital shares	(6,263)	(1,388)	(160)	(1,514)	(2,614)	(2,246)

2   Class R is not offered by the Mid Cap Select Fund.

			Real Estate
	Mid Cap		Securities		Small Cap Growth
	Value Fund		Fund		Opportunities Fund

	Year	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended	Ended
	10/31/09	10/31/08	10/31/09	10/31/08	10/31/09	10/31/08

Class A:
Shares issued	1,853	2,107	18,629	5,449	286	991
Shares issued in lieu of cash distributions	39	708	666	1,377	—	572
Shares redeemed	(2,473)	(4,248)	(6,699)	(4,781)	(637)	(6,028)

Total Class A transactions	(581)	(1,433)	12,596	2,045	(351)	(4,465)

Class B:
Shares issued	3	16	5	29	4	7
Shares issued in lieu of cash distributions	—	23	8	44	—	20
Shares redeemed	(72)	(84)	(56)	(123)	(32)	(69)

Total Class B transactions	(69)	(45)	(43)	(50)	(28)	(42)

Class C:
Shares issued	44	105	758	398	22	13
Shares issued in lieu of cash distributions	1	66	33	100	—	9
Shares redeemed	(205)	(293)	(268)	(356)	(21)	(36)

Total Class C transactions	(160)	(122)	523	142	1	(14)

Class R:
Shares issued	972	731	2,407	1,378	90	18
Shares issued in lieu of cash distributions	6	88	118	144	—	2
Shares redeemed	(1,025)	(431)	(619)	(503)	(25)	(7)

Total Class R transactions	(47)	388	1,906	1,019	65	13

Class Y:
Shares issued	4,102	2,573	36,806	22,570	1,885	701
Shares issued in lieu of cash distributions	118	1,620	1,335	2,761	—	380
Shares redeemed	(5,865)	(6,204)	(26,769)	(11,162)	(1,149)	(1,906)

Total Class Y transactions	(1,645)	(2,011)	11,372	14,169	736	(825)

Net increase (decrease) in capital shares	(2,502)	(3,223)	26,354	17,325	423	(5,333)

134   First American Funds 2009 Annual Report

	Small Cap		Small Cap
	Select Fund		Value Fund

	Year	Year	Year	Year
	Ended	Ended	Ended	Ended
	10/31/09	10/31/08	10/31/09	10/31/08

Class A:
Shares issued	17,577	10,356	700	255
Shares issued in lieu of cash distributions	—	1,153	37	496
Shares redeemed	(6,751)	(8,283)	(696)	(1,217)

Total Class A transactions	10,826	3,226	41	(466)

Class B:
Shares issued	7	34	2	4
Shares issued in lieu of cash distributions	—	97	1	66
Shares redeemed	(223)	(377)	(423)	(171)

Total Class B transactions	(216)	(246)	(420)	(101)

Class C:
Shares issued	187	420	31	52
Shares issued in lieu of cash distributions	—	186	1	41
Shares redeemed	(483)	(996)	(76)	(93)

Total Class C transactions	(296)	(390)	(44)	—

Class R:
Shares issued	941	1,227	230	116
Shares issued in lieu of cash distributions	—	209	2	34
Shares redeemed	(1,137)	(1,350)	(215)	(124)

Total Class R transactions	(196)	86	17	26

Class Y:
Shares issued	7,705	5,975	2,259	1,837
Shares issued in lieu of cash distributions	—	2,082	239	2,360
Shares redeemed	(8,879)	(21,448)	(3,723)	(7,102)

Total Class Y transactions	(1,174)	(13,391)	(1,225)	(2,905)

Net increase (decrease) in capital shares	8,944	(10,715)	(1,631)	(3,446)

Class B shares converted to Class A shares (reflected above as Class A shares issued and Class B shares redeemed) during the fiscal years ended October 31, 2009 and October 31, 2008, were as follows:

	Fiscal	Fiscal
	Year	Year
	Ended	Ended
Fund	10/31/09	10/31/08

Equity Income Fund	83	55
International Fund	60	99
International Select Fund	38	1
Large Cap Growth Opportunities Fund	47	52
Large Cap Select Fund	29	—
Large Cap Value Fund	75	68
Mid Cap Growth Opportunities Fund	22	17
Mid Cap Select Fund	107	219
Mid Cap Value Fund	28	23
Real Estate Securities Fund	10	14
Small Cap Growth Opportunities Fund	3	1
Small Cap Select Fund	61	67
Small Cap Value Fund	359	41

5 >	Investment Security Transactions

During the fiscal year ended October 31, 2009, purchases of securities and proceeds from sales of securities, other than temporary investments in short-term securities, were as follows:

Fund	Purchases	Sales

Equity Income Fund	$301,875	$336,422
Global Infrastructure Fund	146,471	118,529
International Fund	1,335,800	1,408,621
International Select Fund	417,053	194,342
Large Cap Growth Opportunities Fund	564,457	538,294
Large Cap Select Fund	299,835	371,116
Large Cap Value Fund	266,589	333,470
Mid Cap Growth Opportunities Fund	1,251,169	1,212,818
Mid Cap Select Fund	88,038	104,130
Mid Cap Value Fund	574,885	589,018
Real Estate Securities Fund	1,114,537	810,538
Small Cap Growth Opportunities Fund	187,061	178,750
Small Cap Select Fund	581,929	510,994
Small Cap Value Fund	123,601	133,353

First American Funds 2009 Annual Report   135

Notes to Financial Statements	October 31, 2009, all dollars and shares are rounded to thousands (000)

6 >	Options Written

Transactions in options written for the fiscal year ended October 31, 2009, were as follows:

	Put Options Written		Call Options Written
	Number of	Premium	Number of	Premium
Mid Cap Select Fund	Contracts	Amount	Contracts	Amount

Balance at October 31, 2008	—	$—	—	$—
Opened	—	—	3,126	297
Expired	—	—	(1,621)	(48)
Closed	—	—	(1,505)	(249)

Balance at October 31, 2009	—	$—	—	$—

7 >	Sector Risk

Portfolios that primarily invest in a particular sector may experience greater volatility than portfolios investing in a broad range of industry sectors. Real Estate Securities Fund primarily invests in income-producing common stocks of publicly traded companies engaged in the real estate industry. The real estate industry has been subject to substantial fluctuations and declines on a local, regional, and national basis in the past and that may continue in the future. Global Infrastructure Fund concentrates its investments in infrastructure-related securities of companies in the industrial and utility sectors. The securities of these companies in the industrial and utility sectors have greater exposure to adverse economic, regulatory, political, legal, and other changes affecting the issuers of such securities. As of October 31, 2009, Large Cap Growth Opportunities Fund, Mid Cap Growth Opportunities Fund, and Small Cap Growth Opportunities Fund each had a significant portion of their assets invested in the information technology sector, which could be more sensitive to short product cycles and aggressive pricing than the technology industry as a whole. As of the same date, Small Cap Value Fund had significant portions of its assets invested in the financials sector. The financials sector may be more greatly impacted by the performance of the overall economy, interest rates, competition, and consumer confidence and spending.

8 >	Indemnifications

The funds enter into contracts that contain a variety of indemnifications. The funds’ maximum exposure under these arrangements is unknown. However, the funds have not had prior claims or losses pursuant to these contracts and expect the risk of loss to be remote.

9 >	Redemption-in-Kind Transactions

On March 14, 2008, $13,066 was redeemed from Equity Income Fund as a redemption-in-kind transaction, and on June 11, 2008, $84,930 was redeemed from International Fund as a redemption-in-kind transaction. In each transaction, the fund paid redemption proceeds by distributing a proportionate amount of securities in the funds portfolio. Remaining shareholders in the fund did not recognize any additional capital gains from the transaction.

10 >	Regulatory Settlement Proceeds

International Fund expects to receive a total of $359 during the fiscal year ended October 31, 2009 from Millennium Partners and Small Cap Growth Opportunities Fund received a total of $2,103 during the fiscal year ended October 31, 2008 from Bank of America, in each case as part of a settlement of an administrative proceeding with the Securities and Exchange Commission involving market timing and late trading of mutual funds. The settlement proceeds are presented in the funds’ Statements of Changes in Net Assets for the years ended October 31, 2009 and October 31, 2008. Neither of the funds nor their affiliates were involved in the proceedings.

136   First American Funds 2009 Annual Report

Notice toShareholders	October 31, 2009 (unaudited)

TAX INFORMATION

The information set forth below is for each fund’s fiscal period as required by federal laws. Most shareholders, however, must report distributions on a calendar year basis for income tax purposes, which may include distributions for portions of two fiscal periods of a fund. Accordingly, the information needed for income tax purposes will be sent in early 2010 on Form 1099-DIV. Please consult your tax advisor for proper treatment of this information.

For the fiscal year ended October 31, 2009, each fund has designated long term capital gains, ordinary income, dividends qualifying for the corporate received deduction, and qualified dividend income with regard to distributions paid during the period as follows:

	Long Term	Ordinary
	Capital Gains	Income	Return of	Total
	Distribution	Distributions (Tax	Capital	Distributions
Fund	(Tax Basis)[1]	Basis)[1]	(Tax Basis)[1]	(Tax Basis)

Equity Income Fund	0.00%	100.00%	0.00%	100.00%
Global Infrastructure Fund	0.00	100.00	0.00	100.00
International Fund[2]	0.00	100.00	0.00	100.00
International Select Fund[2]	0.00	100.00	0.00	100.00
Large Cap Growth Opportunities Fund	0.00	100.00	0.00	100.00
Large Cap Select Fund	0.00	100.00	0.00	100.00
Large Cap Value Fund	0.00	100.00	0.00	100.00
Mid Cap Growth Opportunities Fund	0.00	0.00	0.00	0.00
Mid Cap Select Fund	0.00	100.00	0.00	100.00
Mid Cap Value Fund	0.00	100.00	0.00	100.00
Real Estate Securities Fund	0.00	73.00	27.00	100.00
Small Cap Growth Opportunities Fund	0.00	0.00	0.00	0.00
Small Cap Select Fund	0.00	0.00	0.00	0.00
Small Cap Value Fund	0.00	100.00	0.00	100.00

[1]	Based on a percentage of the fund’s total distributions.

[2]	The Global Infrastructure Fund, International Fund, and International Select Fund have elected to pass through to shareholders foreign taxes under Section 853 of the Internal Revenue Code. Foreign taxes paid for the funds were $97, $1,492 and $713, respectively, and foreign source income for the funds was $1,191, $12,195 and $6,777, respectively.

Shareholder Notification of Federal Tax Status:

Each fund has designated the following percentages of the ordinary income distributions during the fiscal year ended October 31, 2009 as dividends qualifying for the dividends received deduction available to corporate shareholders:

Fund

Equity Income Fund	100.00%
Global Infrastructure Fund	13.60
International Fund	0.13
International Select Fund	0.98
Large Cap Growth Opportunities Fund	100.00
Large Cap Select Fund	100.00
Large Cap Value Fund	100.00
Mid Cap Growth Opportunities Fund	0.00
Mid Cap Select Fund	100.00
Mid Cap Value Fund	100.00
Real Estate Securities Fund	5.54
Small Cap Growth Opportunities Fund	0.00
Small Cap Select Fund	100.00
Small Cap Value Fund	100.00

First American Funds 2009 Annual Report   137

Notice toShareholders	October 31, 2009 (unaudited)

In addition, each fund has designated the following percentages of the ordinary income distributions from net investment income during the fiscal year ended October 31, 2009 as qualified dividend income available to individual shareholders under the Jobs and Growth Tax Relief Reconciliation Act of 2003:

Fund

Equity Income Fund	100.00%
Global Infrastructure Fund	94.12
International Fund	100.00
International Select Fund	100.00
Large Cap Growth Opportunities Fund	100.00
Large Cap Select Fund	100.00
Large Cap Value Fund	100.00
Mid Cap Growth Opportunities Fund	0.00
Mid Cap Select Fund	100.00
Mid Cap Value Fund	100.00
Real Estate Securities Fund	5.50
Small Cap Growth Opportunities Fund	0.00
Small Cap Select Fund	100.00
Small Cap Value Fund	100.00

Additional Information Applicable to Foreign Shareholders Only:

The percentage of ordinary income distributions that are designated as interest-related dividends under Internal Revenue Code Section 871(k)(1)(c) for each fund was as follows:

Fund

Equity Income Fund	0.67%
Global Infrastructure Fund	0.13
International Fund (b)	1.31
International Select Fund (b)	0.37
Large Cap Growth Opportunities Fund	2.27
Large Cap Select Fund	2.48
Large Cap Value Fund	0.34
Mid Cap Growth Opportunities Fund	0.00
Mid Cap Select Fund	0.36
Mid Cap Value Fund	1.85
Real Estate Securities Fund	0.39
Small Cap Growth Opportunities Fund	0.00
Small Cap Select Fund	2.23
Small Cap Value Fund	5.54

The percentage of ordinary income distributions that are designated as short-term capital gain distributions under Internal Revenue Code Section 871(k)(2)(c) for each fund was as follows:

Fund

Equity Income Fund	0.00%
Global Infrastructure Fund	0.00
International Fund (b)	0.00
International Select Fund (b)	0.00
Large Cap Growth Opportunities Fund	0.00
Large Cap Select Fund	0.00
Large Cap Value Fund	0.00
Mid Cap Growth Opportunities Fund	0.00
Mid Cap Select Fund	0.00
Mid Cap Value Fund	0.00
Real Estate Securities Fund	0.00
Small Cap Growth Opportunities Fund	0.00
Small Cap Select Fund	0.00
Small Cap Value Fund	0.00

138   First American Funds 2009 Annual Report

HOW TO OBTAIN A COPY OF THE FUNDS’ PROXY VOTING POLICIES AND PROXY VOTING RECORD

A description of the policies and procedures that the funds use to determine how to vote proxies relating to portfolio securities, as well as information regarding how the funds voted proxies relating to portfolio securities is available at firstamericanfunds.com and on the U.S. Securities and Exchange Commission’s website at www.sec.gov. A description of the funds’ policies and procedures is also available without charge, upon request, by calling 800.677.FUND.

FORM N-Q HOLDINGS INFORMATION

Each fund is required to file its complete schedule of portfolio holdings for the first and third quarters of each fiscal period with the Securities and Exchange Commission on Form N-Q. The funds’ Forms N-Q are available without charge (1) upon request by calling 800.677.FUND and (2) on the Securities and Exchange Commission’s website at www.sec.gov. In addition, you may review and copy the funds’ Forms N-Q at the Commission’s Public Reference Room in Washington, D.C. You may obtain information on the operation of the Public Reference Room by calling 800.SEC.0330.

QUARTERLY PORTFOLIO HOLDINGS

Each fund will make portfolio holdings information publicly available by posting the information at firstamericanfunds.com on a quarterly basis. The funds will attempt to post such information within 10 business days of the calendar quarter end.

APPROVAL OF THE FUNDS’ INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS

The Board of Directors of the Funds (the “Board”), which is comprised entirely of independent directors, oversees the management of each Fund and, as required by law, determines annually whether to renew the Funds’ advisory agreement with FAF Advisors, Inc. (“FAF Advisors”). In addition to determining whether to renew the Agreement with FAF Advisors, the Board also is responsible for determining whether to approve sub-advisory agreements for the Funds.

At a meeting on May 5-7, 2009, the Board considered information relating to the Funds’ investment advisory agreement with FAF Advisors (the “Agreement”) and: (i) with respect to the International Select Fund, information relating to each sub-advisory agreement between FAF Advisors and Altrinsic Global Advisors, LLC (“Altrinsic”), Hansberger Global Investors, Inc. (“HGI”), and Lazard Asset Management LLC (“Lazard”), and (ii) with respect to the International Fund, information relating to the sub-advisory agreements between FAF Advisors and HGI and Altrinsic (collectively the “Sub-Advisory Agreements” and the “Sub-Advisors”). In advance of the meeting, the Board received materials relating to the Agreement and the Sub-Advisory Agreements, and had the opportunity to ask questions and request further information in connection with their consideration. At a subsequent meeting on June 16-18, 2009, the Board concluded its consideration of and approved the Agreement and the Sub-Advisory Agreements through June 30, 2010.

Although the Agreement, which is with First American Investment Funds, Inc., relates to all of the Funds, the Board separately considered and approved the Agreement with respect to each Fund. In considering the Agreement, the Board, advised by independent legal counsel, reviewed and considered the factors it deemed relevant, including: (1) the nature, quality and extent of FAF Advisors’ services to each Fund, (2) the investment performance of each Fund, (3) the profitability of FAF Advisors related to the Funds, including an analysis of FAF Advisors’ cost of providing services and comparative expense information, (4) whether economies of scale may be realized as the Funds grow and whether fee levels are adjusted to enable Fund investors to share in these potential economies of scale, and (5) other benefits that accrue to FAF Advisors through its relationship with the Funds. In its deliberations, the Board did not identify any single factor which alone was responsible for the Board’s decision to approve the Agreement and the Sub-Advisory Agreements.

Before approving the Agreement and the Sub-Advisory Agreements, the Board met in executive session with its independent counsel on numerous occasions to consider the materials provided by FAF Advisors and the terms of the Agreement and the Sub-Advisory Agreements. Based on its evaluation of those materials, the Board concluded that the Agreement is fair and in the best interests of the shareholders of each Fund and that the Sub-Advisory Agreements are fair and in the interests of the shareholders of the International Fund and of the International Select Fund. In reaching its conclusions, the Board considered the following:

Nature, Quality and Extent of Investment Advisory Services

The Board examined the nature, quality and extent of the services provided by FAF Advisors to each Fund, and the nature, quality and extent of the services provided by the Sub-Advisors to the International Fund and to the International Select Fund.

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Notice toShareholders	October 31, 2009 (unaudited)

For each Fund, the Board reviewed FAF Advisors’ key personnel who provide investment management services to the Fund as well as the fact that, under the Agreement, FAF Advisors has the authority and responsibility to make and execute investment decisions for each Fund within the framework of the Fund’s investment policies and restrictions, subject to review by the Board. The Board further considered that FAF Advisors’ duties with respect to each Fund include: (i) investment research and security selection, (ii) adherence to (and monitoring compliance with) the Fund’s investment policies and restrictions and the Investment Company Act of 1940, (iii) monitoring the performance of the various organizations providing services to each Fund, including the Fund’s distributor, sub-administrator, transfer agent and custodian. The Board also considered that, with respect to International Fund and International Select Fund, FAF Advisors is responsible for allocating assets among the Sub-Advisors, monitoring the performance of the Sub-Advisors and managing assets that have not been allocated to a Sub-Advisor. Finally, the Board considered FAF Advisors’ representation that the services provided by FAF Advisors under the Agreement are the type of services customarily provided by investment advisors in the fund industry.

With respect to the International Fund and the International Select Fund, the Board examined the nature, quality and extent of the services provided by each Sub-Advisor and reviewed each Sub-Advisor’s key personnel who provide investment management services to the Funds. The Board noted that, under the Sub-Advisory Agreements, the Sub-Advisors have the authority and responsibility to make and execute investment decisions for the Funds with respect to assets that have been allocated to them and within the framework of the Funds’ investment policies and restrictions, subject to the supervision of FAF Advisors and review by the Board. The Board further considered that the Sub-Advisors’ duties with respect to the International Fund and the International Select Fund include investment research and stock selection and adherence to the Funds’ investment policies and restrictions. The Board noted that, under the Agreement, FAF Advisors is responsible for monitoring the performance of the Sub-Advisors.

The Board considered compliance reports about FAF Advisors, Altrinsic, HGI and Lazard from the Fund’s Chief Compliance Officer (“CCO”).

Based on the foregoing, the Board concluded that: (i) each Fund is likely to benefit from the nature, extent and quality of the services provided by FAF Advisors under the Agreement, and (ii) the International Fund and the International Select Fund are likely to benefit from the nature, extent and quality of the services provided by their respective Sub-Advisors under the Sub-Advisory Agreements into which each of them has entered.

Investment Performance of the Funds

The Board considered the performance of each Fund on a gross-of-expenses basis, including comparative information provided by an independent data service, regarding the median performance of a group of comparable funds selected by that data service (the “performance universe”) and how each Fund performed versus its benchmark index. The performance periods considered by the Board all ended on February 28, 2009, unless noted otherwise.

Equity Income Fund. The Board considered that the Fund outperformed its performance universe median for the one-, three- and five-year periods, though it underperformed its performance universe median for the ten-year period. The Board also considered that the Fund outperformed its benchmark index for all periods. The Board concluded that, in light of the Fund’s competitive performance, it would be in the interest of the Fund and its shareholders to renew the Agreement.

International Fund. The Board noted that the Fund outperformed its performance universe median for the one- and three-year periods, though it underperformed its performance universe median for the five- and ten-year periods. The Board also noted that the Fund outperformed its benchmark index for the one-, three- and ten-year periods, though it underperformed its benchmark index for the five-year period. The Board considered that the Fund’s sub-advisors, Altrinsic and HGI, did not begin to manage the Fund until November 2008, and that for the four-month period ended February 28, 2009, the Fund outperformed both its performance universe and its benchmark index. The Board concluded that, in light of the foregoing, it would be in the interest of the Fund and its shareholders to renew the Agreement and the Sub-Advisory Agreements.

International Select Fund. The Board considered that the Fund outperformed both its performance universe median and its benchmark index for the one-year period and since the Fund’s inception on December 21, 2006. The Board concluded that, in light of the Fund’s competitive performance, it would be in the interest of the Fund and its shareholders to renew the Agreement and the Sub-Advisory Agreements.

Large Cap Growth Opportunities Fund. The Board considered that the Fund outperformed its performance universe median for the one-, three- and five-year periods, though it underperformed its performance universe median for the ten-year period. The Board also noted that the Fund outperformed its benchmark index for all periods. The Board concluded that, in light of the Fund’s competitive performance, it would be in the interest of the Fund and its shareholders to renew the Agreement.

Large Cap Select Fund. The Board considered that the Fund underperformed its performance universe median for the one-, three- and five-year periods. The Board also considered that the Fund outperformed its benchmark index for the five-year

140   First American Funds 2009 Annual Report

period, though it underperformed its benchmark index for the one- and three-year periods. The Board considered that three new analysts, who will support the portfolio management process, were added in May 2008 and that a new director of research, who also supports portfolio management, was added in August 2008. The Board also noted that the Fund outperformed both its performance universe and its benchmark index for the quarter ended March 31, 2009. The Board concluded that, in light of the changes in the research organization that supports portfolio management and the Fund’s improved performance, it would be in the interest of the Fund and its shareholders to renew the Agreement. The Board also concluded to closely monitor the performance of this Fund.

Large Cap Value Fund. The Board considered that the Fund outperformed both its performance universe median and its benchmark index for the one-, three- and five-year periods, though it underperformed both its performance universe median and its benchmark index for the ten-year period. The Board noted FAF Advisors’ assertion that the Fund’s underperformance over the ten-year period could be attributed primarily to a former management team. The Board concluded that, in light of the Fund’s competitive performance for the one-, three- and five-year periods, it would be in the interest of the Fund and its shareholders to renew the Agreement.

Mid Cap Growth Opportunities Fund. The Board considered that the Fund outperformed both its performance universe median and its benchmark index for the one-, three-, five- and ten-year periods. The Board concluded that, in light of the Fund’s competitive performance, it would be in the interest of the Fund and its shareholders to renew the Agreement.

Mid Cap Value Fund. The Board considered that the Fund outperformed its performance universe median for the one-, three- and five-year periods, though it underperformed its performance universe median for the ten-year period. The Board also considered that the Fund outperformed its benchmark index for all periods. The Board noted FAF Advisors’ assertion that the Fund’s underperformance vis-à-vis its performance universe median for the ten-year period could be attributed primarily to a former management team. The Board concluded that, in light of the Fund’s competitive performance, it would be in the interest of the Fund and its shareholders to renew the Agreement.

Global Infrastructure Fund. The Board considered that the Fund outperformed its benchmark index for the one-year period and since its inception on July 31, 2007. The Board also considered that the Fund performed competitively against its performance universe median for the period since its inception on July 31, 2007, though it underperformed its performance universe median for the one-year period. The Board concluded that, in light of the Fund’s competitive performance, it would be in the interest of the Fund and its shareholders to renew the Agreement.

Real Estate Securities Fund. The Board considered that the Fund outperformed both its benchmark index and its performance universe median for the one-, three-, five-, and ten-year periods. The Board concluded that, in light of the Fund’s competitive performance, it would be in the interest of the Fund and its shareholders to renew the Agreement.

Small Cap Growth Opportunities Fund. The Board considered that the Fund outperformed its performance universe median and its benchmark index for the one- and ten-year periods, though it underperformed both its performance universe median and its benchmark index for the three-and five-year periods. The Board considered FAF Advisors’ assertion that the underperformance for the three- and five-year periods could be attributed in part to performance prior to the management team restructuring that occurred in 2007. The Board concluded that, in light of the Fund’s improved performance for the one-year period and the newer management team, it would be in the interest of the Fund and its shareholders to renew the Agreement.

Small Cap Select Fund. The Board considered that the Fund outperformed both its performance universe and its benchmark index for the one-, three-, five- and ten-year periods. The Board concluded that, in light of the Fund’s competitive performance, it would be in the interest of the Fund and its shareholders to renew the Agreement.

Small Cap Value Fund. The Board considered that the Fund outperformed its performance universe median for the one- and three-year periods, though it underperformed its performance universe median for the five- and ten-year periods. The Board also considered that the Fund outperformed its benchmark index for all periods. The Board concluded that, in light of the Fund’s competitive performance, especially in more recent periods, it would be in the interest of the Fund and its shareholders to renew the Agreement.

Mid Cap Select Fund (formerly Small-Mid Cap Core Fund). Effective May 4, 2009, the Fund’s principal investment strategy was changed from investing primarily in common stocks of small- and mid-capitalization companies to investing primarily in common stocks of mid-capitalization companies. At the same time, the Fund’s name changed from Small-Mid Cap Core Fund to Mid Cap Select Fund. In connection with its annual consideration of the Agreement with respect to the Fund, the Board considered the Fund’s performance through February 28, 2009, when the Fund was operating as Small-Mid Cap Core Fund. The Board considered that the Fund outperformed its performance universe median and its benchmark index for the one- and three-year periods, though it underperformed both its performance universe median and its benchmark index for the five- and ten-year periods. The Board considered FAF Advisors’ assertion that the Fund began operating as a small-mid

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Notice toShareholders	October 31, 2009 (unaudited)

cap core fund on October 3, 2005; therefore, comparisons of the Fund’s performance against a mid-cap core performance universe and the Russell 2500 benchmark index for the five- and ten-year periods are not meaningful. In light of this and of the Fund’s competitive performance for the one- and three-year periods, the Board concluded it would be in the interest of the Fund and its shareholders to renew the Agreement.

Costs of Services and Profits Realized by FAF Advisors

The Board reviewed FAF Advisors’ costs in serving as the Funds’ investment manager, including the costs associated with the personnel and systems necessary to manage the Funds. The Board also considered the profitability of FAF Advisors and its affiliates resulting from their relationship with each Fund. The Board compared fee and expense information for each Fund to fee and expense information for comparable funds managed by other advisors. The Board also reviewed advisory fees for other funds advised or sub-advised by FAF Advisors and for private accounts managed by FAF Advisors. The Board found that while the management fees for FAF Advisors’ institutional separate accounts are generally lower than the management fees charged by FAF Advisors to mutual funds, mutual funds receive additional services from FAF Advisors that separate accounts do not receive.

Using information provided by an independent data service, the Board also evaluated each Fund’s advisory fee compared to the median advisory fee for other mutual funds similar in size, character and investment strategy, and each Fund’s expense ratio after waivers compared to the median expense ratio, after waivers, of comparable funds. In connection with its review of Fund fees and expenses, the Board considered FAF Advisors’ pricing philosophy. FAF Advisors attempts generally to maintain each Fund’s total operating expenses at a level that approximates the median of a peer group of funds selected by an independent data service. In addition, FAF Advisors has committed to waive its investment advisory fees to the extent necessary to maintain the Funds’ total expense ratios at levels generally in line with their respective peer groups.

Further detail considered by the Board regarding the advisory fees and expense ratios of each Fund is set forth below:

Large Cap Growth Opportunities Fund, Small Cap Growth Opportunities Fund, Small Cap Select Fund, Small Cap Value Fund, Mid Cap Select Fund (formerly Small-Mid Cap Core Fund). The Board considered that, after waivers, each Fund’s advisory fee and total expense ratio are lower than the peer group median. The Board concluded that the Funds’ advisory fee and total expense ratio are reasonable in light of the services provided.

Equity Income Fund, International Fund, Large Cap Select Fund, Large Cap Value Fund. The Board considered that, after waivers, each Fund’s advisory fee and total expense ratio are higher than the peer group median, though consistent with FAF Advisors’ pricing philosophy. The Board concluded that the advisory fee and total expense ratio are reasonable in light of the services provided.

International Select Fund. The Board considered that, after waivers, the Fund’s advisory fee is lower that the peer group median and that the Fund’s total expense ratio is equal to that of the peer group median. The Board concluded that the Fund’s advisory fee and total expense ratio are reasonable in light of the services provided.

Mid Cap Growth Opportunities Fund, Real Estate Securities Fund. The Board considered that, after waivers, each Fund’s advisory fee is equal to that of the peer group median, and that each Fund’s total expense ratio is lower than the peer group median. The Board concluded that the Funds’ advisory fee and total expense ratio are reasonable in light of the services provided.

Mid Cap Value Fund. The Board considered that, after waivers, the Fund’s advisory fee is higher than the peer group median and that the Fund’s total expense ratio is lower than the peer group median. The Board concluded that the Fund’s advisory fee and total expense ratio are reasonable in light of the services provided.

Global Infrastructure Fund. The Board considered that the Fund’s advisory fees was waived during the Fund’s last fiscal year. The Board also noted that the Fund’s total expense ratio is lower than the peer group median. The Board concluded that the Fund’s advisory fee and total expense ratio are reasonable in light of the services provided.

Economies of Scale in Providing Investment Advisory Services

The Board considered the extent to which each Fund’s investment advisory fee reflects economies of scale for the benefit of Fund shareholders. Based on information provided by FAF Advisors, the Board noted that profitability will likely increase somewhat as assets grow over time. The Board considered that, although most Funds do not have advisory fee breakpoints in place, FAF Advisors has committed to waive advisory fees to the extent necessary to keep each Fund’s total expenses generally in line with the median total expenses of a peer group of funds as selected by an independent data service. The Board considered information presented by FAF Advisors to support its assertion that the median total expense ratio of a Fund’s peer group should reflect the effect of any breakpoints in the advisory fee schedules of the funds in that group and

142   First American Funds 2009 Annual Report

any economies of scale which those funds realize. Therefore, by capping a Fund’s total expense ratio at a level close to the median, Fund shareholders will effectively receive the benefit of any breakpoints in the comparable funds’ advisory fee schedules and any such economies of scale. In light of FAF Advisors’ commitment to keep total Fund expenses competitive, the Board concluded that it would be reasonable and in the best interest of each Fund and its shareholders to renew the Agreement.

Other Benefits to FAF Advisors

In evaluating the benefits that accrue to FAF Advisors through its relationship with the Funds, the Board noted that FAF Advisors and certain of its affiliates serve the Funds in various capacities, including as investment advisor, administrator, transfer agent, distributor, custodian and securities lending agent, and receive compensation from the Funds in connection with providing services to the Funds. The Board considered that each service provided to the Funds by FAF Advisors or one of its affiliates is pursuant to a written agreement, which the Board evaluates periodically as required by law.

The Board also considered FAF Advisors’ use of the Funds’ portfolio brokerage transactions to obtain research. The Board concluded, based on its own review and on representations of FAF Advisors and the CCO, that FAF Advisors’ use of “soft” commission dollars was consistent with regulatory requirements.

After full consideration of these and other factors, the Board concluded that approval of the Agreement and the Sub-Advisory Agreements was in the interest of each Fund and its shareholders.

First American Funds 2009 Annual Report   143

Notice toShareholders	October 31, 2009 (unaudited)

Directors and Officers of the Funds

Independent Directors
Other
	Position(s)	Term of Office		Number of Portfolios	Directorships
Name, Address, and	Held	and Length of	Principal Occupation(s)	in Fund Complex	Held by
Year of Birth	with Funds	Time Served	During Past 5 Years	Overseen by Director	Director †

Benjamin R. Field III P.O. Box 1329 Minneapolis, MN 55440-1329 (1938)	Director	Term expiring earlier of death, resignation, removal, disqualification, or successor duly elected and qualified. Director of FAIF since September 2003	Retired	First American Funds Complex: twelve registered investment companies, including fifty-eight portfolios	None

Roger A. Gibson P.O. Box 1329 Minneapolis, MN 55440-1329 (1946)	Director	Term expiring earlier of death, resignation, removal, disqualification, or successor duly elected and qualified. Director of FAIF since October 1997	Director, Charterhouse Group, Inc., a private equity firm, since October 2005; Advisor/Consultant, Future Freighttm, a logistics/supply chain company; Trustee, National Jewish Health; Board Member/Co-founder, Shades of Blue, an aviation-related youth development organization; Vice President and Chief Operating Officer, Cargo-United Airlines, from July 2001 until retirement in November 2005	First American Funds Complex: twelve registered investment companies, including fifty-eight portfolios	None

Victoria J. Herget P.O. Box 1329 Minneapolis, MN 55440-1329 (1951)	Director	Term expiring earlier of death, resignation, removal, disqualification, or successor duly elected and qualified. Director of FAIF since September 2003	Investment consultant and non-profit board member; Board Chair, United Educators Insurance Company	First American Funds Complex: twelve registered investment companies, including fifty-eight portfolios	None

John P. Kayser P.O. Box 1329 Minneapolis, MN 55440-1329 (1949)	Director	Term expiring earlier of death, resignation, removal, disqualification, or successor duly elected and qualified. Director of FAIF since October 2006	Retired; Principal from 1983 to 2004, William Blair & Company, LLC, a Chicago-based investment firm	First American Funds Complex: twelve registered investment companies, including fifty-eight portfolios	None

Leonard W. Kedrowski P.O. Box 1329 Minneapolis, MN 55440-1329 (1941)	Director	Term expiring earlier of death, resignation, removal, disqualification, or successor duly elected and qualified. Director of FAIF since November 1993	Owner and President, Executive and Management Consulting, Inc., a management consulting firm; Board member, GC McGuiggan Corporation (dba Smyth Companies), a label printer; member, investment advisory committee, Sisters of the Good Shepherd	First American Funds Complex: twelve registered investment companies, including fifty-eight portfolios	None

Richard K. Riederer P.O. Box 1329 Minneapolis, MN 55440-1329 (1944)	Director	Term expiring earlier of death, resignation, removal, disqualification, or successor duly elected and qualified. Director of FAIF since August 2001	Owner and Chief Executive Officer, RKR Consultants, Inc., a consulting company providing advice on business strategy, mergers and acquisitions; non-profit board member since 2005	First American Funds Complex: twelve registered investment companies, including fifty-eight portfolios	Cliffs Natural Resources, Inc. (a producer of iron ore pellets and coal)

Joseph D. Strauss P.O. Box 1329 Minneapolis, MN 55440-1329 (1940)	Director	Term expiring earlier of death, resignation, removal, disqualification, or successor duly elected and qualified. Director of FAIF since April 1991	Attorney At Law; Owner and President, Strauss Management Company, a Minnesota holding company for various organizational management business ventures; Owner, Chairman, and Chief Executive Officer, Community Resource Partnerships, Inc., a corporation engaged in strategic planning, operations management, government relations, transportation planning, and public relations; Owner, Chairman, and Chief Executive Officer, Excensustm, LLC, a demographic planning and application development firm	First American Funds Complex: twelve registered investment companies, including fifty-eight portfolios	None

144   First American Funds 2009 Annual Report

Independent Directors – concluded
Other
	Position(s)	Term of Office		Number of Portfolios	Directorships
Name, Address, and	Held	and Length of	Principal Occupation(s)	in Fund Complex	Held by
Year of Birth	with Funds	Time Served	During Past 5 Years	Overseen by Director	Director †

Virginia L. Stringer P.O. Box 1329 Minneapolis, MN 55440-1329 (1944)	Chair; Director	Chair Term three years. Directors Term expiring earlier of death, resignation, removal, disqualification, or successor duly elected and qualified. Chair of FAIF’s Board since September 1997; Director of FAIF since September 1987	Governance consultant and non-profit board member; former Owner and President, Strategic Management Resources, Inc., a management consulting firm; Chair, St. Paul Riverfront Corporation, since 2005	First American Funds Complex: twelve registered investment companies, including fifty-eight portfolios	None

James M. Wade P.O. Box 1329 Minneapolis, MN 55440-1329 (1943)	Director	Term expiring earlier of death, resignation, removal, disqualification, or successor duly elected and qualified. Director of FAIF since August 2001	Owner and President, Jim Wade Homes, a homebuilding company	First American Funds Complex: twelve registered investment companies, including fifty-eight portfolios	None

†	Includes only directorships in a company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act or subject to the requirements of Section 15(d) of the Securities Exchange Act, or any company registered as an investment company under the Investment Company Act.

The Statement of Additional Information (SAI) includes additional information about fund directors and is available upon request without charge by calling 800.677.FUND or writing to First American Funds, P.O. Box 1330, Minneapolis, Minnesota, 55440-1330.

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Notice toShareholders	October 31, 2009 (unaudited)

Officers
	Position(s)	Term of Office
Name, Address, and	Held	and Length of
Year of Birth	with Funds	Time Served	Principal Occupation(s) During Past 5 Years

Thomas S. Schreier, Jr. FAF Advisors, Inc. 800 Nicollet Mall Minneapolis, MN 55402 (1962)*	President	Re-elected by the Board annually; President of FAIF since February 2001	Chief Executive Officer, FAF Advisors, Inc.; Chief Investment Officer, FAF Advisors, Inc., since September 2007

Jeffery M. Wilson FAF Advisors, Inc. 800 Nicollet Mall Minneapolis, MN 55402 (1956)*	Vice President – Administration	Re-elected by the Board annually; Vice President – Administration of FAIF since March 2000	Senior Vice President, FAF Advisors, Inc.

Charles D. Gariboldi, Jr. FAF Advisors, Inc. 800 Nicollet Mall Minneapolis, MN 55402 (1959)*	Treasurer	Re-elected by the Board annually; Treasurer of FAIF since December 2004	Mutual Funds Treasurer, FAF Advisors, Inc., since October 2004; prior thereto, Vice President – Investment Accounting and Fund Treasurer, Thrivent Financial for Lutherans

Jill M. Stevenson FAF Advisors, Inc. 800 Nicollet Mall Minneapolis, MN 55402 (1965)*	Assistant Treasurer	Re-elected by the Board annually; Assistant Treasurer of FAIF since September 2005	Mutual Funds Assistant Treasurer, FAF Advisors, Inc., since September 2005; prior thereto, Director and Senior Project Manager, FAF Advisors, Inc.

David H. Lui FAF Advisors, Inc. 800 Nicollet Mall Minneapolis, MN 55402 (1960)*	Chief Compliance Officer	Re-elected by the Board annually; Chief Compliance Officer of FAIF since March 2005	Chief Compliance Officer, FAF Advisors, Inc., since March 2005; prior thereto, Chief Compliance Officer, Franklin Advisors, Inc., and Chief Compliance Counsel, Franklin Templeton Investments

Jason K. Mitchell FAF Advisors, Inc. 800 Nicollet Mall Minneapolis, MN 55402 (1976)*	Anti-Money Laundering Officer	Re-elected by the Board annually; Anti-Money Laundering Officer of FAIF since December 2008 and from September 2006 through August 2008	Compliance Manager, FAF Advisors, Inc., since June 2006; prior thereto, Compliance Analyst, FAF Advisors, Inc., from October 2004 to June 2006

Kathleen L. Prudhomme FAF Advisors, Inc. 800 Nicollet Mall Minneapolis, MN 55402 (1953)*	Secretary	Re-elected by the Board annually; Secretary of FAIF since December 2004; prior thereto, Assistant Secretary of FAIF since September 1998	Deputy General Counsel, FAF Advisors, Inc., since November 2004; prior thereto, Partner, Dorsey & Whitney LLP, a Minneapolis-based law firm

James D. Alt Dorsey & Whitney LLP 50 South Sixth Street Suite 1500, Minneapolis, MN 55402 (1951)	Assistant Secretary	Re-elected by the Board annually; Assistant Secretary of FAIF since December 2004; prior thereto, Secretary of FAIF since June 2002; Assistant Secretary of FAIF from September 1998 through June 2002	Partner, Dorsey & Whitney LLP, a Minneapolis-based law firm

James R. Arnold U.S. Bancorp Fund Services, LLC 615 E. Michigan Street Milwaukee, WI 53202 (1957)*	Assistant Secretary	Re-elected by the Board annually; Assistant Secretary of FAIF since June 2003	Senior Vice President, U.S. Bancorp Fund Services, LLC

Richard J. Ertel FAF Advisors, Inc. 800 Nicollet Mall Minneapolis, MN 55402 (1967)*	Assistant Secretary	Re-elected by the Board annually; Assistant Secretary of FAIF since June 2006 and from June 2003 through August 2004	Counsel, FAF Advisors, Inc., since May 2006; prior thereto, Counsel, Ameriprise Financial Services, Inc., September 2004 to May 2006

Michael W. Kremenak FAF Advisors, Inc. 800 Nicollet Mall Minneapolis, MN 55402 (1978)*	Assistant Secretary	Re-elected by the Board annually; Assistant Secretary of FAIF since February 2009	Counsel, FAF Advisors Inc., since January 2009; prior thereto, Associate, Skadden, Arps, Slate, Meagher & Flom LLP, a New York City-based law firm, from September 2005 to January 2009

*	Messrs. Schreier, Wilson, Gariboldi, Lui, Mitchell, Ertel, and Kremenak, Ms. Stevenson and Ms. Prudhomme are each officers and/or employees of FAF Advisors, Inc., which serves as investment adviser and administrator for FAIF. Mr. Arnold is an officer of U.S. Bancorp Fund Services, LLC, which is a subsidiary of U.S. Bancorp and which serves as transfer agent for FAIF.

146   First American Funds 2009 Annual Report

First American Funds’ Privacy Policy

We want you to understand what information we collect and how it’s used.

“Nonpublic personal information” is nonpublic information that we obtain while providing financial products or services to you.

Why we collect your information
We gather nonpublic personal information about you and your accounts so that we can:

•	Know who you are and prevent unauthorized access to your information.
•	Design and improve the products we offer.
•	Comply with the laws and regulations that govern us.

The types of information we collect
We may collect the following nonpublic personal information about you:

•	Information about your identity, such as your name, address, and social security number
•	Information about your transactions with us
•	Information you provide on applications, such as your beneficiaries

Confidentiality and security
We operate through service providers. We require our service providers to restrict access to nonpublic personal information about you to those employees who need that information in order to provide products or services to you. We also require them to maintain physical, electronic, and procedural safeguards that comply with applicable federal standards and regulations to guard your information.

What information we disclose
We may share all of the nonpublic personal information that we collect about you with our affiliated providers of financial services, including our family of funds and their advisor, and with companies that perform marketing services on our behalf.

We’re permitted by law to disclose nonpublic personal information about you to other third parties in certain circumstances. For example, we may disclose nonpublic personal information about you to affiliated and nonaffiliated third parties to assist us in servicing your account (e.g., mailing of fund-related materials) and to government entities (e.g., IRS for tax purposes).

We’ll continue to adhere to the privacy policies and practices described here even after your account is closed or becomes inactive.

Additional rights and protections
You may have other privacy protections under applicable state laws, such as California and Vermont. To the extent that these state laws apply, we will comply with them when we share information about you. This privacy policy does not apply to your relationship with other financial service providers, such as broker-dealers. We may amend this privacy notice at any time, and we will inform you of changes as required by law.

Our pledge applies to products and services offered by:

•	First American Funds, Inc.
•	First American Investment Funds, Inc.
•	First American Strategy Funds, Inc.
•	American Strategic Income Portfolio Inc.
•	American Strategic Income Portfolio Inc. II
•	American Strategic Income Portfolio Inc. III
•	American Select Portfolio Inc.
•	American Municipal Income Portfolio Inc.
•	Minnesota Municipal Income Portfolio Inc.
•	First American Minnesota Municipal Income Fund II, Inc.
•	American Income Fund, Inc.

NOT FDIC INSURED NO BANK GUARANTEE MAY LOSE VALUE

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Board of Directors  First American Investment Funds, Inc.

Virginia Stringer

Chairperson of First American Investment Funds, Inc.
Governance Consultant; Chair of Saint Paul Riverfront Corporation; former Owner and President of Strategic Management Resources, Inc.

Benjamin Field III

Director of First American Investment Funds, Inc.
Retired; former Senior Financial Advisor, Senior Vice President,
Chief Financial Officer, and Treasurer of Bemis Company, Inc.

Roger Gibson

Director of First American Investment Funds, Inc.
Director of Charterhouse Group, Inc.

Victoria Herget

Director of First American Investment Funds, Inc.
Investment Consultant; Chair of United Educators Insurance Company; former
Managing Director of Zurich Scudder Investments

John Kayser

Director of First American Investment Funds, Inc.
Retired; former Principal, Chief Financial Officer, and Chief Administrative Officer of William Blair & Company, LLC

Leonard Kedrowski

Director of First American Investment Funds, Inc.
Owner and President of Executive and Management Consulting, Inc.

Richard Riederer

Director of First American Investment Funds, Inc.
Owner and Chief Executive Officer of RKR Consultants, Inc.

Joseph Strauss

Director of First American Investment Funds, Inc.
Owner and President of Strauss Management Company

James Wade

Director of First American Investment Funds, Inc.
Owner and President of Jim Wade Homes

First American Investment Funds’ Board of Directors is comprised entirely of independent directors.

First American Funds
P.O. Box 1330
Minneapolis, MN 55440-1330

This report and the financial statements contained herein are not intended to be a forecast of future events, a guarantee of future results, or investment advice. Further, there is no assurance that certain securities will remain in or out of each fund’s portfolio. The views expressed in this report reflect those of the portfolio managers only through the period ended October 31, 2009. The portfolio managers views are subject to change at any time based upon market or other conditions. This report is for the information of shareholders of the First American Investment Funds, Inc. It may also be used as sales literature when preceded or accompanied by a current prospectus, which contains information concerning investment objectives, risks, and charges and expenses of the funds. Read the prospectus carefully before investing.
The figures in this report represent past performance and do not guarantee future results. The principal value of an investment and investment return will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

INVESTMENT ADVISOR
       FAF Advisors, Inc.
       800 Nicollet Mall
       Minneapolis, Minnesota 55402

ADMINISTRATOR
       FAF Advisors, Inc.
       800 Nicollet Mall
       Minneapolis, Minnesota 55402

TRANSFER AGENT
       U.S. Bancorp Fund Services, LLC
       615 East Michigan Street
       Milwaukee, Wisconsin 53202

CUSTODIANS
       U.S. Bank National Association
       60 Livingston Avenue
       St. Paul, Minnesota 55101

       State Street Bank and Trust Company
       2 Avenue de Lafayette
       Boston, Massachusetts 02111

DISTRIBUTOR
       Quasar Distributors, LLC
       615 East Michigan Street
       Milwaukee, Wisconsin 53202

INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
       Ernst & Young LLP
       220 South Sixth Street
       Suite 1400
       Minneapolis, Minnesota 55402

COUNSEL
       Dorsey & Whitney LLP
       50 South Sixth Street
       Suite 1500
       Minneapolis, Minnesota 55402

In an attempt to reduce shareholder costs and help eliminate duplication, First American Funds will try to limit their mailing to one report for each address that lists one or more shareholders with the same last name. If you would like additional copies, please call First American Investor Services at 800.677.FUND or visit firstamericanfunds.com.

0202-09  12/2009  AR-STOCK

First American Funds.

October 31, 2009

2009 Annual Report

Index Funds

Mutual fund investing involves risk; principal loss is possible.

 NOT FDIC INSURED NO BANK GUARANTEE MAY LOSE VALUE

Message to Shareholders  December 7, 2009

Dear Shareholders:

We invite you to take a few minutes to review the results of the fiscal year ended October 31, 2009.

This report includes portfolio commentaries, comparative performance graphs and tables, complete listings of portfolio holdings, and additional fund information. We hope you will find this helpful in monitoring your investment portfolio.

Also, through our website, firstamericanfunds.com, we provide quarterly performance fact sheets on all First American Funds, the economic outlook as viewed by our senior investment officers, and other information about fund investments and portfolio strategies.

Please contact your financial professional if you have questions about First American Funds or contact First American Investor Services at 800.677.FUND.

We appreciate your investment with First American Funds and look forward to serving your financial needs in the future.

Sincerely,

Virginia L. Stringer Chairperson of the Board First American Investment Funds, Inc.	Thomas S. Schreier, Jr. President First American Investment Funds, Inc.

First American Funds 2009 Annual Report   1

Explanation of Financial Statements

As a shareholder in First American Funds, you receive shareholder reports semiannually. We strive to present this financial information in an easy-to-understand format; however, for many investors, the information contained in this shareholder report may seem very technical. So, we would like to take this opportunity to explain several sections of the shareholder report.

The Schedule of Investments details all of the securities held in the fund and their related dollar values on the last day of the reporting period. Securities are usually presented by type (common stock, bonds, etc.) and by industry classification (banking, communications, etc.). This information is useful for analyzing how your fund’s assets are invested and seeing where your portfolio manager believes the best opportunities exist to meet your objectives. Holdings are subject to change without notice and do not constitute a recommendation of any individual security. The Notes to the Financial Statements provide additional details on how the securities are valued.

The Statement of Assets and Liabilities lists the assets and liabilities of the fund and presents the fund’s net asset value (“NAV”) per share on the last day of the reporting period. The NAV is calculated by dividing the fund’s net assets (assets minus liabilities) by the number of shares outstanding. The investments, as presented in the Schedule of Investments, comprise substantially all of the fund’s assets. Other assets include cash and receivables for items such as income earned by the fund but not yet received. Liabilities include payables for items such as fund expenses incurred but not yet paid.

The Statement of Operations details the dividends and interest income earned from securities as well as the expenses incurred by the fund during the reporting period. Fund expenses may be reduced through fee waivers or reimbursements. This statement reflects total expenses before any waivers or reimbursements, the amount of waivers and reimbursements (if any), and the net expenses. This statement also shows the net realized and unrealized gains and losses from investments owned during the period. The Notes to Financial Statements provide additional details on investment income and expenses of the fund.

The Statement of Changes in Net Assets describes how the fund’s net assets were affected by its operating results, distributions to shareholders, and shareholder transactions during the reporting period. This statement is important to investors because it shows exactly what caused the fund’s net asset size to change during the period.

The Financial Highlights provide a per-share breakdown of the components that affected the fund’s NAV for the current and past reporting periods. It also shows total return, expense ratios, net investment income ratios, and portfolio turnover rates. The net investment income ratios summarize the income earned less expenses, divided by the average net assets. The expense ratios represent the percentage of average net assets that were used to cover operating expenses during the period. Expense ratios can vary across funds for a number of reasons, including differences in advisory fees and the average shareholder account size. The portfolio turnover rate represents the percentage of the fund’s holdings that have changed over the course of the period, and gives an idea of how long the fund holds onto a particular security. A 100% turnover rate implies that an amount equal to the value of the entire portfolio is turned over in a year through the purchase and sale of securities.

The Notes to Financial Statements disclose the organizational background of the fund, its significant accounting policies, federal tax information, fees and compensation paid to affiliates, and significant risks and contingencies.

We hope this guide to your shareholder report will help you get the most out of this important resource. You can visit First American Funds’ website for other useful information on each of our funds, including fund prices, performance, fund manager bios, dividends, and downloadable fact sheets. For more information, call First American Investor Services at 800.677.FUND or visit firstamericanfunds.com.

2   First American Funds 2009 Annual Report

Equity Index Fund

Investment Objective: to provide investment results that correspond to the performance of the Standard & Poor’s
500 Index* (“S&P 500 Index”).

How did the fund perform for the fiscal year ended October 31, 2009?
The First American Equity Index Fund (the “fund”), Class Y shares, returned 9.78% for the fiscal year ended October 31, 2009 (Class A shares returned 9.51% without taking the sales charge into account). By comparison, the fund’s benchmark, the S&P 500 Index*, returned 9.80% for the same period.

How did market conditions affect stock market performance during the fiscal year?
The U.S. economy appears to have emerged from the most severe recession of the postwar era during the third quarter of 2009. Gross Domestic Product expanded at a 2.8% annual rate during the quarter, and leading indicators currently suggest that positive growth will be maintained during the final quarter of the year and into 2010. Despite the return to positive growth since midyear, the unemployment rate has continued to rise and reached a new cyclical high of 10.2% in October. The continued increase in the unemployment rate reflects both a historical pattern, where it is common for the unemployment rate to reach its peak after economic activity has reached its trough during the cycle, as well as the subdued pace of the growth recovery to date. In order for the unemployment rate to decline in a sustained manner, economic growth needs to exceed the economy’s potential growth and this set of circumstances has yet to occur. The severity of the recession has left high levels of unutilized resources in the industrial sector and property markets, and the labor market as well. The combined effect of this broad-based resource underutilization has resulted in downward pressure on inflation trends throughout 2009. This trend is expected to remain in place in 2010. The exceptionally high level of unemployment and muted inflation trends have led the Federal Reserve (“the Fed”) to cut its target overnight lending rate to a range of 0% to 0.25% and engage in a host of nontraditional easing activities, including large-scale purchases of mortgage securities. These activities have resulted in a significant increase in the monetary base, which along with other policy initiatives have worked to restore normal functioning in intrabank funding markets and have supported a broad-based improvement in financial conditions. This policy stance is expected to persist well into 2010 in an effort to support financial conditions and an ongoing recovery in economic activity.

As a result of the broad-based easing of monetary policy and mortgage-related asset purchases by the Fed, equity markets began moving higher after reaching the low in March, anticipating that these actions would ease financial strains and contribute to a stabilization and improvement in economic and corporate earnings performance. Subsequent economic data and earnings reports validated the initial expectations and have contributed to further gains in the equity markets as the fiscal year progressed.

*	Unlike mutual funds, index returns do not reflect any expenses, transaction costs, or cash flow effects.

 Top 10 Holdings as of October 31, 20091 (% of net assets)

Exxon Mobil	3.7%
Microsoft	2.3
Proctor & Gamble	1.9
Apple	1.8
JPMorgan Chase	1.8
Johnson & Johnson	1.8
IBM	1.7
Chevron	1.7
AT&T	1.6
General Electric	1.6

 Sector Allocation as of October 31, 20091 (% of net assets)

Information Technology	18.9%
Financials	14.5
Healthcare	12.5
Energy	12.2
Consumer Staples	11.7
Industrials	10.0
Consumer Discretionary	9.0
Utilities	3.6
Materials	3.3
Telecommunication Services	3.1
Short-Term Investments	1.2
Other Assets and Liabilities, Net[2]	0.0

100.0%

[1]	Fund holdings and sector allocations are subject to change and are not recommendations to buy or sell any security. Allocations reflect the fund’s exposure to each sector through direct investments and do not reflect the impact on sector allocation of holding derivative instruments, such as futures contracts. See note 2 in Notes to Financial Statements and the fund’s Schedule of Investments for derivatives held at October 31, 2009.

[2]	Investments typically comprise substantially all of the fund’s net assets. Other assets and liabilities include receivables and payables on derivative instruments based on mark-to-market adjustments as well as receivables for items such as income earned but not yet received and payables for items such as fund expenses incurred but not yet paid.

First American Funds 2009 Annual Report   3

Equity Index Fund

What will be the likely developments in the equity markets in the coming fiscal year?
With equity markets having rebounded decisively from their March lows, most equity investments appear to have the economic rebound fully incorporated into their prices. As measured by the VIX Index of volatility in the S&P options marketplace, perceived risk levels have dropped sharply to levels consistent with long-term averages. Further reassuring markets, the Obama Administration and the Fed are both committed to very accommodative policies that should soften the concerns of ongoing unemployment and its effects on the economic health of the U.S.

As noted above, policy makers have stabilized losses, but conditions still remain guarded. An advantage of index investments is that their broad and effective diversification can help to avoid excess risks, minimizing surprises that can impact individual sectors or groups of stocks with similar “style” characteristics*. For example, if the Fed starts to pull back on its “quantitative easing,” through its purchase of long-term agency and mortgage-backed securities, firms with higher debt/equity ratios could again be disadvantaged if corporate bond yields rise in response. Another concern is that, with unemployment stubbornly high, firms that depend on strong consumer confidence may need to further trim operations.

Fund Overview
The fund is invested to replicate the S&P 500 Index as closely as possible with consideration given to turnover costs and fees. As a result, the fund performed very similarly to the index. The index includes 500 leading companies in the major industries of the U.S. economy and covers about 75% of the dollar value of all traded stocks in the U.S. market.

The best-performing sectors during the fiscal year were information technology, consumer discretionary, and materials, having gained 31%, 21%, and 16% respectively. The sector that declined the most over the same period was financials, which fell 7%.

*	Diversification does not assure a profit or protect against a loss in a declining market.

4   First American Funds 2009 Annual Report

Equity Index Fund

 Annual Performance1,2

	October 31, 2009				September 30, 2009*
				Since Inception				Since Inception
	1 year	5 years	10 years	9/24/2001	1 year	5 years	10 years	9/24/2001

Average annual return with sales charge (POP)
Class A	3.51%	(1.23)%	(2.03)%	—	(12.30)%	(0.56)%	(1.25)%	—

Class B	3.69%	(1.23)%	(2.21)%	—	(12.47)%	(0.56)%	(1.43)%	—

Class C	7.69%	(0.86)%	(2.21)%	—	(8.84)%	(0.19)%	(1.43)%	—

Average annual return without sales charge (NAV)
Class A	9.51%	(0.11)%	(1.48)%	—	(7.21)%	0.57%	(0.68)%	—

Class B	8.69%	(0.86)%	(2.21)%	—	(7.93)%	(0.18)%	(1.43)%	—

Class C	8.69%	(0.86)%	(2.21)%	—	(7.93)%	(0.19)%	(1.43)%	—

Class R	9.27%	(0.35)%	—	1.68%	(7.48)%	0.31%	—	1.93%

Class Y	9.78%	0.14%	(1.23)%	—	(7.03)%	0.81%	(0.44)%	—

S&P 500 Index[3]	9.80%	0.33%	(0.95)%	2.35%	(6.91)%	1.02%	(0.15)%	2.61%

The performance data quoted on this page represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the fund may be lower or higher than the performance data quoted. Performance data current to the most recent month-end may be obtained by calling 800.677.FUND.

[1]	Total returns at net asset value (“NAV”) reflect performance over the time period indicated without including the fund’s maximum sales charge and assume reinvestment of all distributions at NAV.

Total returns at public offering price (“POP”) reflect performance over the time period indicated including the maximum sales charge of 5.50% for Class A shares and the maximum contingent deferred sales charge (“CDSC”) for Class B and Class C shares for the relevant period. Maximum CDSC is 5.00% for Class B shares in the first year, decreasing annually to 0% in the seventh year following purchase, and 1.00% for Class C shares. Total returns assume reinvestment of all distributions at NAV.

As reflected in the prospectus for the fiscal year ended October 31, 2008, the fund’s total annual operating expense ratio, before waivers and including the expenses of other investment companies in which the fund invests, if any (“acquired fund fees and expenses”), for Class A, Class B, Class C, Class R, and Class Y shares was 0.78%, 1.53%, 1.53%, 1.03%, and 0.53%, respectively. The advisor has contractually agreed to waive fees through February 28, 2010 so that total annual fund operating expenses, not including any acquired fund fees and expenses, for Class A, Class B, Class C, Class R, and Class Y shares do not exceed 0.62%, 1.37%, 1.37%, 0.87%, and 0.37%, respectively. These fee waivers may be terminated at any time after February 28, 2010, at the discretion of the advisor. Prior to that time, such waivers may not be terminated without the approval of the fund’s board of directors.

*	This table represents average annual total returns through the latest calendar quarter – rather than through the end of the fiscal period.

 Value of $10,000 Investment 1,2,4 as of October 31, 2009

Equity Index Fund, Class A (NAV)	$8,617

Equity Index Fund, Class A (POP)	$8,142

S&P 500 Index[3]	$9,090

This chart illustrates the total value of an assumed $10,000 investment in the fund’s Class A shares (from 10/31/1999 to 10/31/2009) as compared to the S&P 500 Index3.

[2]	Performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. Performance reflects fee waivers that were in effect during the periods indicated. In the absence of such fee waivers, total returns would be reduced. Index performance is for illustrative purposes only and does not reflect any expenses, transaction costs, or cash flow effects. Direct investment in the index is not available.

[3]	An unmanaged, market capitalization-weighted index based on the average weighted performance of 500 widely held large-cap common stocks.

[4]	Performance for Class B, Class C, Class R, and Class Y shares is not presented. Performance for these classes will vary due to their different expense structures.

First American Funds 2009 Annual Report   5

Mid Cap Index Fund

Investment Objective: to provide investment results that correspond to the performance of the Standard & Poor’s MidCap 400 Index* (“S&P MidCap 400 Index”).

How did the fund perform for the fiscal year ended October 31, 2009?
The First American Mid Cap Index Fund (the “fund”), Class Y shares, returned 17.92% for the fiscal year ended October 31, 2009 (Class A shares returned 17.53% without taking the sales charge into account). By comparison, the fund’s benchmark, the S&P MidCap 400 Index*, returned 18.18% for the same period.

How did market conditions affect stock market performance during the fiscal year?
The U.S. economy appears to have emerged from the most severe recession of the postwar era during the third quarter of 2009. Gross Domestic Product expanded at a 2.8% annual rate during the quarter, and leading indicators currently suggest that positive growth will be maintained during the final quarter of the year and into 2010. Despite the return to positive growth since midyear, the unemployment rate has continued to rise and reached a new cyclical high of 10.2% in October. The continued increase in the unemployment rate reflects both a historical pattern, where it is common for the unemployment rate to reach its peak after economic activity has reached its trough during the cycle, as well as the subdued pace of the growth recovery to date. In order for the unemployment rate to decline in a sustained manner, economic growth needs to exceed the economy’s potential growth and this set of circumstances has yet to occur. The severity of the recession has left high levels of unutilized resources in the industrial sector and property markets, and the labor market as well. The combined effect of this broad-based resource underutilization has resulted in downward pressure on inflation trends throughout 2009. This trend is expected to remain in place in 2010. The exceptionally high level of unemployment and muted inflation trends have led the Federal Reserve (“the Fed”) to cut its target overnight lending rate to a range of 0% to 0.25% and engage in a host of nontraditional easing activities, including large-scale purchases of mortgage securities. These activities have resulted in a significant increase in the monetary base, which along with other policy initiatives have worked to restore normal functioning in intrabank funding markets and have supported a broad-based improvement in financial conditions. This policy stance is expected to persist well into 2010 in an effort to support financial conditions and an ongoing recovery in economic activity.

As a result of the broad-based easing of monetary policy and mortgage-related asset purchases by the Fed, equity markets began moving higher after reaching the low in March, anticipating that these actions would ease financial strains and contribute to a stabilization and improvement in economic and corporate earnings performance. Subsequent economic data and earnings reports validated the initial expectations and have contributed to further gains in the equity markets as the fiscal year progressed.

*	Unlike mutual funds, index returns do not reflect any expenses, transaction costs, or cash flow effects.

 Top 10 Holdings as of October 31, 20091 (% of net assets)

First American Prime Obligations Fund, Class Z	8.1%
U.S. Treasury Bill, 0.230%, 11/19/2009	1.2
Priceline.com	0.7
Vertex Pharmaceuticals	0.7
Newfield Exploration	0.6
Everest Re Group	0.6
Ross Stores	0.6
Joy Global	0.6
Pride International	0.6
Cerner	0.6

 Sector Allocation as of October 31, 20091 (% of net assets)

Financials	16.8%
Consumer Discretionary	14.4
Industrials	13.6
Information Technology	13.6
Healthcare	11.1
Energy	6.0
Materials	6.0
Utilities	5.9
Consumer Staples	3.5
Telecommunication Services	0.5
Short-Term Investments	9.3
Other Assets and Liabilities, Net[2]	(0.7)

100.0%

[1]	Fund holdings and sector allocations are subject to change and are not recommendations to buy or sell any security. Allocations reflect the fund’s exposure to each sector through direct investments and do not reflect the impact on sector allocation of holding derivative instruments, such as futures contracts. See note 2 in Notes to Financial Statements and the fund’s Schedule of Investments for derivatives held at October 31, 2009.

[2]	Investments typically comprise substantially all of the fund’s net assets. Other assets and liabilities include receivables and payables on derivative instruments based on mark-to-market adjustments as well as receivables for items such as income earned but not yet received and payables for items such as fund expenses incurred but not yet paid.

6   First American Funds 2009 Annual Report

What will be the likely developments in the equity markets in the coming fiscal year?
With equity markets having rebounded decisively from their March lows, most equity investments appear to have the economic rebound fully incorporated into their prices. As measured by the VIX Index of volatility in the S&P options marketplace, perceived risk levels have dropped sharply to levels consistent with long-term averages. Further reassuring markets, the Obama Administration and the Fed are both committed to very accommodative policies that should soften the concerns of ongoing unemployment and its effects on the economic health of the U.S.

As noted above, policy makers have stabilized losses, but conditions still remain guarded. An advantage of index investments is that their broad and effective diversification can help to avoid excess risks, minimizing surprises that can impact individual sectors or groups of stocks with similar “style” characteristics*. For example, if the Fed starts to pull back on its “quantitative easing,” through its purchase of long-term agency and mortgage-backed securities, firms with higher debt/equity ratios could again be disadvantaged if corporate bond yields rise in response. Another concern is that, with unemployment stubbornly high, firms that depend on strong consumer confidence may need to further trim operations.

Fund Overview
The fund is invested to replicate the S&P MidCap 400 Index as closely as possible with consideration given to turnover costs and fees. As a result, the fund performed very similarly to the index. The index includes stocks that reflect the risk and return characteristics of the broader mid-cap universe. Mid-cap stocks are now being recognized as an independent asset class and the capitalization range of this index covers about 10% of U.S. equities market.

The best-performing sectors during the fiscal year were information technology, consumer discretionary, and materials, having gained 35%, 31%, and 25% respectively. The worst-performing sector over the same period was financials, which fell 1%.

*	Diversification does not assure a profit or protect against a loss in a declining market.

First American Funds 2009 Annual Report   7

Mid Cap Index Fund

 Annual Performance1,2

	October 31, 2009					September 30, 2009*
			Since Inception					Since Inception
	1 year	5 years	11/04/1999	11/27/2000	9/24/2001	1 year	5 years	11/04/1999	11/27/2000	9/24/2001

Average annual return with sales charge (POP)
Class A	11.11%	1.61%	4.73%	—	—	(8.81)%	2.87%	5.27%	—	—

Class C	15.68%	2.01%	—	—	5.71%	(5.05)%	3.28%	—	—	6.40%

Average annual return without sales charge (NAV)
Class A	17.53%	2.77%	5.32%	—	—	(3.47)%	4.04%	5.87%	—	—

Class C	16.68%	2.01%	—	—	5.71%	(4.17)%	3.28%	—	—	6.40%

Class R	17.29%	2.48%	—	3.44%	—	(3.70)%	3.78%	—	4.04%	—

Class Y	17.92%	3.02%	5.59%	—	—	(3.22)%	4.32%	6.14%	—	—

S&P MidCap 400 Index[3]	18.18%	3.24%	6.20%	4.35%	7.16%	(3.11)%	4.53%	6.75%	4.94%	7.86%

The performance data quoted on this page represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the fund may be lower or higher than the performance data quoted. Performance data current to the most recent month-end may be obtained by calling 800.677.FUND.

[1]	Stocks of mid-capitalization companies may be slightly less volatile than those of small-capitalization companies, but they still involve substantial risk and may be subject to increased volatility and more price fluctuation than large-capitalization companies.

Total returns at net asset value (“NAV”) reflect performance over the time period indicated without including the fund’s maximum sales charge and assume reinvestment of all distributions at NAV.

Total returns at public offering price (“POP”) reflect performance over the time period indicated including the maximum sales charge of 5.50% for Class A shares and the maximum contingent deferred sales charge of 1.00% for Class C shares for the relevant period. Total returns assume reinvestment of all distributions at NAV.

As reflected in the prospectus for the fiscal year ended October 31, 2008, the fund’s total annual operating expense ratio, before waivers and including the expenses of other investment companies in which the fund invests, if any (“acquired fund fees and expenses”), for Class A, Class C, Class R, and Class Y shares was 0.85%, 1.59%, 1.11%, and 0.60%, respectively. The advisor has contractually agreed to waive fees through February 28, 2010 so that total annual fund operating expenses, not including any acquired fund fees and expenses, for Class A, Class C, Class R, and Class Y shares do not exceed 0.75%, 1.50%, 1.00%, and 0.50%, respectively. These fee waivers may be terminated at any time after February 28, 2010, at the discretion of the advisor. Prior to that time, such waivers may not be terminated without the approval of the fund’s board of directors.

*	This table represents average annual total returns through the latest calendar quarter – rather than through the end of the fiscal period.

 Value of $10,000 Investment1,2,4 as of October 31, 2009

Mid Cap Index Fund, Class A (NAV)	$16,793

Mid Cap Index Fund, Class A (POP)	$15,872

S&P MidCap 400 Index[3]	$18,232

This chart illustrates the total value of an assumed $10,000 investment in the fund’s Class A shares (from 11/04/1999 to 10/31/2009) as compared to the S&P MidCap 400 Index3.

[2]	Performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. Performance reflects fee waivers that were in effect during the periods indicated. In the absence of such fee waivers, total returns would be reduced. Index performance is for illustrative purposes only and does not reflect any expenses, transaction costs, or cash flow effects. Direct investment in the index is not available.

[3]	An unmanaged, market value-weighted index of 400 mid-cap companies.

[4]	Performance for Class C, Class R, and Class Y shares is not presented. Performance for these classes will vary due to their different expense structures.

8   First American Funds 2009 Annual Report

Small Cap Index Fund

Investment Objective: to provide investment results that correspond to the performance of the Russell 2000 Index*.

How did the fund perform for the fiscal year ended October 31, 2009?
The First American Small Cap Index Fund (the “fund”), Class Y shares, returned 6.50% for the fiscal year ended October 31, 2009 (Class A shares returned 6.34% without taking the sales charge into account). By comparison, the fund’s benchmark, the Russell 2000 Index*, returned 6.46% for the same period.

How did market conditions affect stock market performance during the fiscal year?
The U.S. economy appears to have emerged from the most severe recession of the postwar era during the third quarter of 2009. Gross Domestic Product expanded at a 2.8% annual rate during the quarter, and leading indicators currently suggest that positive growth will be maintained during the final quarter of the year and into 2010. Despite the return to positive growth since midyear, the unemployment rate has continued to rise and reached a new cyclical high of 10.2% in October. The continued increase in the unemployment rate reflects both a historical pattern, where it is common for the unemployment rate to reach its peak after economic activity has reached its trough during the cycle, as well as the subdued pace of the growth recovery to date. In order for the unemployment rate to decline in a sustained manner, economic growth needs to exceed the economy’s potential growth and this set of circumstances has yet to occur. The severity of the recession has left high levels of unutilized resources in the industrial sector and property markets, and the labor market as well. The combined effect of this broad-based resource underutilization has resulted in downward pressure on inflation trends throughout 2009. This trend is expected to remain in place in 2010. The exceptionally high level of unemployment and muted inflation trends have led the Federal Reserve (“the Fed”) to cut its target overnight lending rate to a range of 0% to 0.25% and engage in a host of nontraditional easing activities, including large-scale purchases of mortgage securities. These activities have resulted in a significant increase in the monetary base, which along with other policy initiatives have worked to restore normal functioning in intrabank funding markets and have supported a broad-based improvement in financial conditions. This policy stance is expected to persist well into 2010 in an effort to support financial conditions and an ongoing recovery in economic activity.

As a result of the broad-based easing of monetary policy and mortgage-related asset purchases by the Fed, equity markets began moving higher after reaching the low in March, anticipating that these actions would ease financial strains and contribute to a stabilization and improvement in economic and corporate earnings performance. Subsequent economic data and earnings reports validated the initial expectations and have contributed to further gains in the equity markets as the fiscal year progressed.

*	Unlike mutual funds, index returns do not reflect any expenses, transaction costs, or cash flow effects.

 Top 10 Holdings as of October 31, 20091 (% of net assets)

First American Prime Obligations Fund, Class Z	8.4%
U.S. Treasury Bill, 0.230%, 11/19/2009	1.6
Human Genome Sciences	0.3
Tupperware	0.3
Perot Systems, Class A	0.3
Solera Holdings	0.2
Bally Technologies	0.2
E*TRADE Financial	0.2
J. Crew Group	0.2
3Com	0.2

 Sector Allocation as of October 31, 20091 (% of net assets)

Financials	18.5%
Information Technology	17.0
Industrials	14.3
Consumer Discretionary	12.7
Healthcare	12.7
Energy	4.5
Materials	4.0
Utilities	3.0
Consumer Staples	3.0
Telecommunication Services	1.0
Short-Term Investments	10.0
Other Assets and Liabilities, Net[2]	(0.7)

100.0%

[1]	Fund holdings and sector allocations are subject to change and are not recommendations to buy or sell any security. Allocations reflect the fund’s exposure to each sector through direct investments and do not reflect the impact on sector allocation of holding derivative instruments, such as futures contracts. See note 2 in Notes to Financial Statements and the fund’s Schedule of Investments for derivatives held at October 31, 2009.

[2]	Investments typically comprise substantially all of the fund’s net assets. Other assets and liabilities include receivables and payables on derivative instruments based on mark-to-market adjustments as well as receivables for items such as income earned but not yet received and payables for items such as fund expenses incurred but not yet paid.

First American Funds 2009 Annual Report   9

Small Cap Index Fund

What will be the likely developments in the equity markets in the coming fiscal year?
With equity markets having rebounded decisively from their March lows, most equity investments appear to have the economic rebound fully incorporated into their prices. As measured by the VIX index of volatility in the S&P options marketplace, perceived risk levels have dropped sharply to levels consistent with long-term averages, if not as low as were assessed prior to the bear markets. Further reassuring markets, the Obama Administration and the Fed are both committed to very accommodative policies that should soften the concerns of ongoing unemployment and its effects on the economic health of the U.S.

As noted above, policy makers have stabilized losses, but conditions still remain guarded. An advantage of index investments is that their broad and effective diversification can help to avoid excess risks, minimizing surprises that can impact individual sectors or groups of stocks with similar “style” characteristics*. For example, if the Fed starts to pull back on its “quantitative easing,” through its purchase of long-term agency and mortgage-backed securities, firms with higher debt/equity ratios could again be disadvantaged if corporate bond yields rise in response. Another concern is that, with unemployment stubbornly high, firms that depend on strong consumer confidence may need to further trim operations.

Fund Overview
The fund is invested to replicate the Russell 2000 Index as closely as possible with consideration given to turnover costs and fees. As a result, the fund performed very similarly to the index. The index includes the traded shares of U.S. companies ranked 1,001 through 3,000 in size, thereby skipping large-and mid-capitalization names in the list of investable companies.

The best-performing sectors during the fiscal year were information technology, consumer discretionary, and materials, having gained 29%, 28%, and 28% respectively. The sector that declined the most over the same period was financials, which fell 13%.

*	Diversification does not assure a profit or protect against a loss in a declining market.

10   First American Funds 2009 Annual Report

Small Cap Index Fund

 Annual Performance1,2

	October 31, 2009				September 30, 2009*
				Since Inception				Since Inception
	1 year	5 years	10 years	9/24/2001	1 year	5 years	10 years	9/24/2001

Average annual return with sales charge (POP)
Class A	0.48%	(0.97)%	4.21%	—	(14.17)%	0.81%	4.92%	—

Class C	4.72%	(0.66)%	—	4.12%	(10.61)%	1.12%	—	5.09%

Average annual return without sales charge (NAV)
Class A	6.34%	0.16%	4.80%	—	(9.19)%	1.96%	5.51%	—

Class C	5.60%	(0.66)%	—	4.12%	(9.86)%	1.12%	—	5.09%

Class R	6.08%	(0.17)%	4.57%	—	(9.37)%	1.64%	5.30%	—

Class Y	6.50%	0.32%	5.00%	—	(9.04)%	2.13%	5.72%	—

Russell 2000 Index[3]	6.46%	0.59%	4.11%	5.88%	(9.55)%	2.41%	4.88%	6.88%

The performance data quoted on this page represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the fund may be lower or higher than the performance data quoted. Performance data current to the most recent month-end may be obtained by calling 800.677.FUND.

[1]	Stocks of small-capitalization companies involve substantial risk. These stocks historically have experienced greater price volatility than stocks of larger companies, and they may be expected to do so in the future.

Total returns at net asset value (“NAV”) reflect performance over the time period indicated without including the fund’s maximum sales charge and assume reinvestment of all distributions at NAV.

Total returns at public offering price (“POP”) reflect performance over the time period indicated including the maximum sales charge of 5.50% for Class A shares and the maximum contingent deferred sales charge of 1.00% for Class C shares for the relevant period. Total returns assume reinvestment of all distributions at NAV.

As reflected in the prospectus for the fiscal year ended October 31, 2008, the fund’s total annual operating expense ratio, before waivers and including the expenses of other investment companies in which the fund invests, if any (“acquired fund fees and expenses”), for Class A, Class C, Class R, and Class Y shares was 1.35%, 2.10%, 1.61%, and 1.10%, respectively. The advisor has contractually agreed to waive fees through February 28, 2010 so that total annual fund operating expenses, not including any acquired fund fees and expenses, for Class A, Class C, Class R, and Class Y shares do not exceed 0.83%, 1.58%, 1.08%, and 0.58%, respectively. These fee waivers may be terminated at any time after February 28, 2010, at the discretion of the advisor. Prior to that time, such waivers may not be terminated without the approval of the fund’s board of directors.

*	This table represents average annual total returns through the latest calendar quarter – rather than through the end of the fiscal period.

 Value of $10,000 Investment1,2,4  as of October 31, 2009

Small Cap Index Fund, Class A (NAV)	$15,983

Small Cap Index Fund, Class A (POP)	$15,102

Russell 2000 Index[3]	$14,953

This chart illustrates the total value of an assumed $10,000 investment in the fund’s Class A and Class Y shares (from 10/31/1999 to 10/31/2009) as compared to the Russell 2000 Index.3

[2]	Performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. Performance reflects fee waivers that were in effect during the periods indicated. In the absence of such fee waivers, total returns would be reduced. Index performance is for illustrative purposes only and does not reflect any expenses, transaction costs, or cash flow effects. Direct investment in the index is not available.

On September 24, 2001, the Small Cap Index Fund became the successor by merger to the Firstar Small Cap Index Fund, a series of Firstar Funds, Inc. Prior to the merger, the First American Fund had no assets or liabilities. Performance presented prior to September 24, 2001, represents that of the Firstar Small Cap Index Fund. The Firstar Small Cap Index Fund was organized on December 11, 2000, and, prior to that, was a separate series of Mercantile Mutual Funds, Inc.

[3]	An unmanaged index that measures the performance of the 2,000 smallest companies in the Russell 2000 Index.

[4]	Performance for Class C, Class R, and Class Y shares is not presented. Performance for these classes will vary due to their different expense structures.

First American Funds 2009 Annual Report   11

Expense Examples

As a shareholder of one or more of the funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments; and (2) ongoing costs, including investment advisory fees, distribution and/or service (12b-1) fees, and other fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the funds and to compare these costs with the ongoing costs of investing in other mutual funds. The examples are based on an investment of $1,000 invested in a fund at the beginning of the period and held for the entire period from May 1, 2009 to October 31, 2009.

Actual Expenses
For each class of each fund, two lines are presented in the table below — the first line for each class provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular fund and class, to estimate the expenses that you paid over the period. Simply divide your account value in the fund and class by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” for your fund and class to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
For each class of each fund, the second line for each class provides information about hypothetical account values and hypothetical expenses based on the respective fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of the tables for each class of each fund is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

 Equity Index Fund

			Expenses Paid During
	Beginning Account	Ending Account	Period[1] (5/01/09 to
	Value (5/01/09)	Value (10/31/09)	10/31/09)

Class A Actual[2]	$1,000.00	$1,197.60	$3.43

Class A Hypothetical (5% return before expenses)	$1,000.00	$1,022.08	$3.16

Class B Actual[2]	$1,000.00	$1,192.90	$7.57

Class B Hypothetical (5% return before expenses)	$1,000.00	$1,018.30	$6.97

Class C Actual[2]	$1,000.00	$1,192.90	$7.57

Class C Hypothetical (5% return before expenses)	$1,000.00	$1,018.30	$6.97

Class R Actual[2]	$1,000.00	$1,196.50	$4.82

Class R Hypothetical (5% return before expenses)	$1,000.00	$1,020.82	$4.43

Class Y Actual[2]	$1,000.00	$1,199.00	$2.05

Class Y Hypothetical (5% return before expenses)	$1,000.00	$1,023.34	$1.89

[1]	Expenses are equal to the fund’s annualized expense ratio for the most recent six-month period of 0.62%, 1.37%, 1.37%, 0.87%, and 0.37% for Class A, Class B, Class C, Class R, and Class Y, respectively, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year/365 (to reflect the one-half year period).

[2]	Based on the actual returns for the six-month period ended October 31, 2009 of 19.76%, 19.29%, 19.29%, 19.65%, and 19.90% for Class A, Class B, Class C, Class R, and Class Y, respectively.

12   First American Funds 2009 Annual Report

 Mid Cap Index Fund

			Expenses Paid During
	Beginning Account	Ending Account	Period[1] (5/01/09 to
	Value (5/01/09)	Value (10/31/09)	10/31/09)

Class A Actual[2]	$1,000.00	$1,179.70	$4.07

Class A Hypothetical (5% return before expenses)	$1,000.00	$1,021.48	$3.77

Class C Actual[2]	$1,000.00	$1,176.20	$8.17

Class C Hypothetical (5% return before expenses)	$1,000.00	$1,017.69	$7.58

Class R Actual[2]	$1,000.00	$1,178.80	$5.44

Class R Hypothetical (5% return before expenses)	$1,000.00	$1,020.21	$5.04

Class Y Actual[2]	$1,000.00	$1,181.90	$2.69

Class Y Hypothetical (5% return before expenses)	$1,000.00	$1,022.74	$2.50

[1]	Expenses are equal to the fund’s annualized expense ratio for the most recent six-month period of 0.74%, 1.49%, 0.99%, and 0.49% for Class A, Class C, Class R, and Class Y, respectively, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year/365 (to reflect the one-half year period).

[2]	Based on the actual returns for the six month period ended October 31, 2009 of 17.97%, 17.62%, 17.88%, and 18.19% for Class A, Class C, Class R, and Class Y, respectively.

 Small Cap Index Fund

			Expenses Paid During
	Beginning Account	Ending Account	Period[3] (5/01/09 to
	Value (5/01/09)	Value (10/31/09)	10/31/09)

Class A Actual[4]	$1,000.00	$1,158.40	$4.46

Class A Hypothetical (5% return before expenses)	$1,000.00	$1,021.07	$4.18

Class C Actual[4]	$1,000.00	$1,154.50	$8.53

Class C Hypothetical (5% return before expenses)	$1,000.00	$1,017.29	$7.98

Class R Actual[4]	$1,000.00	$1,157.20	$5.82

Class R Hypothetical (5% return before expenses)	$1,000.00	$1,019.81	$5.45

Class Y Actual[4]	$1,000.00	$1,159.80	$3.10

Class Y Hypothetical (5% return before expenses)	$1,000.00	$1,022.33	$2.91

[3]	Expenses are equal to the fund’s annualized expense ratio for the most recent six-month period of 0.82%, 1.57%, 1.07%, and 0.57% for Class A, Class C, Class R, and Class Y, respectively, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year/365 (to reflect the one-half year period).

[4]	Based on the actual returns for the six month period ended October 31, 2009 of 15.84%, 15.45%, 15.72%, and 15.98% for Class A, Class C, Class R, and Class Y, respectively.

First American Funds 2009 Annual Report   13

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Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors
First American Investment Funds, Inc.

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of the Equity Index, Mid Cap Index, and Small Cap Index Funds (series of First American Investment Funds, Inc.) (collectively, the “funds”) as of October 31, 2009, and the related statements of operations, the statements of changes in net assets and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the funds’ internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2009, by correspondence with the custodian and brokers, or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the funds listed above of the First American Investment Funds, Inc. at October 31, 2009, the results of their operations, the changes in their net assets, and the financial highlights for the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Minneapolis, Minnesota
December 22, 2009

First American Funds 2009 Annual Report   15

Schedule of Investments  October 31, 2009, all dollars are rounded to thousands (000)

Equity Index Fund
DESCRIPTION	SHARES	FAIR VALUE

Common Stocks – 98.8%
Consumer Discretionary – 9.0%
Abercrombie & Fitch, Class A ▼	8,944	$294
Amazon.com ● ▼	33,700	4,004
Apollo Group, Class A ● ▼	11,200	639
AutoNation ● ▼	11,440	197
Autozone ●	3,657	495
Bed Bath & Beyond ● ▼	27,538	970
Best Buy ▼	36,516	1,394
Big Lots ●	10,678	267
Black & Decker	6,852	324
Carnival ▼	43,015	1,253
CBS, Class B	81,493	959
Coach	35,278	1,163
Comcast, Class A ▼	310,950	4,509
D.R. Horton ▼	29,192	320
Darden Restaurants ▼	13,369	405
DeVry ▼	6,240	345
DIRECTV Group ● ▼	47,362	1,246
Eastman Kodak ▼	28,855	108
Expedia ● ▼	20,927	474
Family Dollar Stores ▼	16,112	456
Ford Motor ● ▼	340,731	2,385
Fortune Brands	14,093	549
GameStop, Class A ●	16,874	410
Gannett ▼	24,446	240
Gap	46,873	1,000
Genuine Parts	17,806	623
Goodyear Tire & Rubber ●	25,533	329
H&R Block	33,712	618
Harley-Davidson ▼	25,115	626
Harman International Industries	6,278	236
Hasbro	13,177	359
Home Depot	179,763	4,510
International Game Technology	34,698	619
Interpublic Group of Companies ●	46,584	280
J.C. Penney	22,913	759
Johnson Controls	66,176	1,583
KB HOME	8,125	115
Kohl’s ● ▼	31,000	1,774
Leggett & Platt	19,284	373
Lennar	15,690	198
Limited Brands ▼	32,174	566
Lowe’s	158,305	3,098
Macy’s ▼	47,282	831
Marriott International, Class A ▼	26,482	664
Mattel	39,671	751
McDonald’s	116,807	6,846
McGraw-Hill	37,083	1,067
Meredith	46	1
New York Times, Class A ▼	15,185	121
Newell Rubbermaid ▼	27,101	393
News, Class A ▼	240,337	2,769
Nike, Class B ▼	41,024	2,551
Nordstrom ▼	16,829	535
Office Depot ●	28,498	172
Omnicom Group ▼	33,856	1,161
O’Reilly Automotive ●	11,263	420
Polo Ralph Lauren ▼	6,435	479
Pulte Homes	35,527	320
RadioShack ▼	14,537	245
Scripps Networks Interactive, Class A	7,226	273
Sears Holdings ● ▼	6,045	410
Sherwin-Williams	11,114	634
Staples ▼	74,182	1,610
Starbucks ●	76,690	1,456
Starwood Hotels & Resorts Worldwide ▼	19,648	571
Target ▼	81,280	3,936
Tiffany & Company ▼	13,046	513
Time Warner	126,074	3,797
Time Warner Cable ▼	33,020	1,302
TJX	43,805	1,636
VF	8,792	625
Viacom, Class B ●	67,039	1,850
Walt Disney	198,989	5,446
Washington Post, Class B	161	70
Whirlpool ▼	7,999	573
Wyndham Worldwide	18,834	321
Wynn Resorts ● ▼	7,092	384
Yum! Brands	49,063	1,617

		87,422

Consumer Staples – 11.7%
Altria Group	217,025	3,930
Archer-Daniels-Midland	66,575	2,005
Avon Products	46,964	1,505
Brown-Forman, Class B	9,551	466
Campbell Soup	17,138	544
Clorox	15,494	918
Coca-Cola	234,050	12,477
Coca-Cola Enterprises ▼	33,432	638
Colgate-Palmolive ▼	52,399	4,120
ConAgra Foods	47,405	996
Constellation Brands, Class A ●	19,292	305
Costco Wholesale	45,176	2,568
CVS Caremark	150,017	5,296
Dean Foods ●	13,810	252
Dr. Pepper Snapple Group ●	26,896	733
Estee Lauder, Class A	10,638	452
General Mills	32,552	2,146
H.J. Heinz	34,342	1,382
Hershey	18,795	710
Hormel Foods	5,058	184
JM Smucker	12,422	655
Kellogg	25,951	1,338
Kimberly-Clark	44,171	2,702
Kraft Foods, Class A ▼	159,882	4,400
Kroger ▼	68,632	1,587
Lorillard	16,812	1,307
McCormick ▼	13,641	478
Molson Coors Brewing, Class B ▼	15,906	779
Pepsi Bottling Group	13,947	522
PepsiCo	166,307	10,070
Philip Morris International	206,462	9,778
Procter & Gamble	311,036	18,040
Reynolds American	17,634	855
Safeway ▼	43,879	980
Sara Lee	78,238	883
SUPERVALU	21,222	337
Sysco	69,005	1,825
Tyson Foods, Class A	32,032	401
Walgreen ▼	102,177	3,865
Wal-Mart Stores	227,541	11,304
Whole Foods Market ● ▼	14,575	467

		114,200

Energy – 12.2%
Anadarko Petroleum ▼	52,851	3,220
Apache	35,393	3,331
Baker Hughes	34,588	1,455
BJ Services	30,518	586
Cabot Oil & Gas	10,916	420

The accompanying notes are an integral part of the financial statements.

16   First American Funds 2009 Annual Report

Equity Index Fund (continued)
DESCRIPTION	SHARES	FAIR VALUE

Cameron International ● ▼	22,748	$841
Chesapeake Energy ▼	59,693	1,462
Chevron	214,361	16,407
ConocoPhillips	158,190	7,938
CONSOL Energy	18,845	807
Denbury Resources ● ▼	26,350	385
Devon Energy	47,117	3,049
Diamond Offshore Drilling	7,612	725
El Paso	74,218	728
ENSCO International ▼	15,064	690
EOG Resources	26,522	2,166
Exxon Mobil	507,642	36,383
FMC Technologies ● ▼	13,377	704
Halliburton	97,963	2,861
Hess	29,828	1,633
Marathon Oil ▼	72,084	2,305
Massey Energy	8,318	242
Murphy Oil	17,863	1,092
Nabors Industries ●	30,259	630
National-Oilwell Varco ●	44,076	1,807
Noble Energy	18,353	1,204
Occidental Petroleum ▼	85,135	6,460
Peabody Energy	28,404	1,124
Pioneer Natural Resources	12,684	521
Range Resources ▼	16,353	818
Rowan	11,070	257
Schlumberger	124,719	7,758
Smith International ▼	22,324	619
Southwestern Energy ●	37,056	1,615
Spectra Energy ▼	59,508	1,138
Sunoco	12,628	389
Tesoro ▼	14,116	200
Valero Energy	58,985	1,068
Williams	62,111	1,171
XTO Energy	61,129	2,541

		118,750

Financials – 14.5%
Aflac	50,183	2,082
Allstate	59,319	1,754
American Express	124,623	4,342
American International Group ▼	14,144	476
Ameriprise Financial	23,619	819
AON	30,627	1,179
Apartment Investment & Management – REIT ▼	15,211	188
Assurant ▼	9,825	294
AvalonBay Communities – REIT ▼	8,531	587
Bank of America	915,374	13,346
Bank of New York Mellon	126,568	3,374
BB&T ▼	68,489	1,638
Boston Properties – REIT ▼	14,665	891
Capital One Financial ▼	47,470	1,737
CB Richard Ellis Group ● ▼	25,051	259
Charles Schwab ▼	98,575	1,709
Chubb ▼	36,588	1,775
Cincinnati Financial ▼	15,590	395
Citigroup	1,373,976	5,620
CME Group	7,096	2,147
Comerica ▼	17,200	477
Discover Financial Services	50,671	716
E *TRADE Financial ● ▼	151,597	221
Equity Residential Properties Trust – REIT	30,555	882
Federated Investors, Class B	8,275	217
Fifth Third Bancorp	84,255	753
First Horizon National ● ▼	23,502	278
Franklin Resources ▼	17,304	1,811
Genworth Financial, Class A ● ▼	50,697	538
Goldman Sachs Group ▼	53,162	9,047
Hartford Financial Services Group ▼	40,644	997
HCP – REIT ▼	29,500	873
Health Care – REIT	9,728	432
Host Hotels & Resorts – REIT	63,653	644
Hudson City Bancorp	54,311	714
Huntington Bancshares ▼	63,202	241
IntercontinentalExchange ●	8,001	802
Invesco	41,994	888
Janus Capital Group ▼	18,597	244
JPMorgan Chase	413,034	17,252
KeyCorp ▼	89,913	485
Kimco Realty – REIT	39,651	501
Legg Mason	17,108	498
Leucadia National ●	17,450	392
Lincoln National	31,348	747
Loew’s	38,387	1,271
M&T Bank ▼	8,662	544
Marsh & McLennan	52,809	1,239
Marshall & Ilsley	45,997	245
MBIA ● ▼	21,267	86
MetLife	86,904	2,957
Moody’s ▼	22,417	531
Morgan Stanley	143,108	4,597
NASDAQ OMX Group ●	14,316	259
Northern Trust	23,147	1,163
NYSE Euronext	27,528	712
Peoples United Financial	36,870	591
Plum Creek Timber – REIT ▼	19,296	604
PNC Financial Services Group ▼	48,732	2,385
Principal Financial Group ▼	32,888	823
Progressive ●	72,101	1,154
ProLogis – REIT ▼	46,958	532
Prudential Financial	48,293	2,184
Public Storage – REIT	14,259	1,049
Regions Financial ▼	125,179	606
Simon Property Group – REIT ▼	29,205	1,983
SLM ● ▼	48,261	468
State Street	52,275	2,194
SunTrust Banks ▼	51,583	986
T. Rowe Price Group ▼	27,829	1,356
Torchmark	8,886	361
Travelers	63,933	3,183
U.S. Bancorp ▼◖	200,802	4,663
Unum Group	34,572	690
Ventas – REIT	15,579	625
Vornado Realty Trust – REIT ▼	16,238	967
Wells Fargo	492,952	13,566
XL Capital, Class A ▼	36,355	597
Zions Bancorporation ▼	13,320	189

		140,622

Healthcare – 12.5%
Abbott Laboratories	164,592	8,323
Aetna	49,036	1,276
Allergan	31,609	1,778
AmerisourceBergen	35,267	781
Amgen ●	109,754	5,897
Baxter International	64,086	3,464
Becton, Dickinson & Company	25,832	1,766
Biogen Idec ●	30,523	1,286
Boston Scientific ●	158,442	1,287
Bristol-Myers Squibb	203,400	4,434
C.R. Bard	10,617	797
Cardinal Health	39,244	1,112

First American Funds 2009 Annual Report   17

Schedule of Investments  October 31, 2009, all dollars are rounded to thousands (000)

Equity Index Fund (continued)
DESCRIPTION	SHARES	FAIR VALUE

CareFusion ●	19,622	$439
Celgene ●	48,560	2,479
Cephalon ● ▼	6,887	376
CIGNA	29,989	835
Coventry Health Care ● ▼	16,340	324
DaVita ●	10,494	556
DENTSPLY International ▼	11,312	373
Eli Lilly	105,962	3,604
Express Scripts ● ▼	26,593	2,125
Forest Laboratories ●	33,099	916
Genzyme ● ▼	28,687	1,452
Gilead Sciences ●	97,023	4,128
Hospira ●	16,843	752
Humana ●	16,438	618
IMS Health	19,214	315
Intuitive Surgical ● ▼	4,193	1,033
Johnson & Johnson	291,745	17,228
King Pharmaceuticals ●	24,897	252
Laboratory Corporation of America ● ▼	11,759	810
Life Technologies ● ▼	18,274	862
McKesson	28,038	1,647
Medco Health Solutions ● ▼	53,058	2,978
Medtronic	122,090	4,359
Merck ▼	222,173	6,872
Millipore ●	4,739	318
Mylan, Inc. ● ▼	32,099	521
Patterson Companies ● ▼	12,581	321
PerkinElmer	14,199	264
Pfizer	846,624	14,418
Quest Diagnostics, Inc.	16,172	904
Schering-Plough	171,559	4,838
St. Jude Medical ● ▼	34,588	1,179
Stryker ▼	25,036	1,152
Tenet Healthcare ●	50,207	257
Thermo Fisher Scientific ● ▼	41,722	1,877
UnitedHealth Group ▼	122,463	3,178
Varian Medical Systems ●	13,183	540
Watson Pharmaceuticals ●	11,312	389
WellPoint ●	51,001	2,385
Zimmer Holdings ●	22,774	1,197

		121,272

Industrials – 10.0%
3M	74,704	5,496
Avery Dennison	10,934	390
Boeing	77,783	3,718
Burlington Northern Santa Fe	27,584	2,078
C.H. Robinson Worldwide ▼	17,623	971
Caterpillar ▼	64,478	3,550
Cintas ▼	13,678	379
CSX	42,173	1,779
Cummins	21,635	932
Danaher ▼	25,190	1,719
Deere & Company	45,620	2,078
Dover	15,716	592
Dun & Bradstreet	4,990	382
Eaton	14,316	865
Emerson Electric ▼	79,559	3,003
Equifax	13,027	357
Expeditors International of Washington ▼	19,438	626
Fastenal ▼	13,701	473
FedEx	32,248	2,344
First Solar ● ▼	5,078	619
Flowserve	6,076	597
Fluor	18,607	826
General Dynamics	38,888	2,438
General Electric	1,121,634	15,994
Goodrich	12,006	653
Honeywell International ▼	76,832	2,757
Illinois Tool Works	41,333	1,898
Iron Mountain ● ▼	18,967	463
ITT	18,528	939
Jacobs Engineering Group ●	12,691	537
L-3 Communications Holdings ▼	12,881	931
Lockheed Martin	34,013	2,340
Masco	39,380	463
Monster Worldwide ● ▼	13,044	189
Norfolk Southern	39,613	1,847
Northrop Grumman ▼	36,538	1,832
Paccar ▼	38,855	1,454
Pall	12,883	409
Parker Hannifin	18,018	954
Pitney Bowes ▼	16,420	402
Precision Castparts ▼	13,969	1,334
Quanta Services ●	20,642	438
R.R. Donnelley & Sons	22,729	456
Raytheon	43,482	1,969
Republic Services	31,292	811
Robert Half International	16,769	389
Rockwell Automation ▼	16,485	675
Rockwell Collins ▼	16,786	846
Ryder System ▼	6,266	254
Snap-On	5,916	216
Southwest Airlines ▼	77,939	655
Stanley Works ▼	8,201	371
Stericycle ●	8,049	422
Textron ▼	25,326	450
Union Pacific	53,950	2,975
United Parcel Service, Class B	107,216	5,755
United Technologies	102,343	6,289
W.W. Grainger	6,772	635
Waste Management ▼	53,917	1,611

		96,825

Information Technology – 18.9%
Adobe Systems ● ▼	56,924	1,875
Advanced Micro Devices ● ▼	63,263	291
Affiliated Computer Services, Class A ●	10,246	534
Agilent Technologies ● ▼	41,731	1,032
Akamai Technologies ● ▼	17,646	388
Altera	32,451	642
Amphenol, Class A ▼	18,732	752
Analog Devices	30,665	786
Apple ● ▼	94,039	17,726
Applied Materials	141,577	1,727
Autodesk ● ▼	23,192	578
Automatic Data Processing	54,837	2,183
BMC Software ●	19,579	728
Broadcom, Class A ● ▼	45,178	1,202
CA	42,961	899
Ciena ● ▼	9,649	113
Cisco Systems ●	610,671	13,954
Citrix Systems ● ▼	19,820	729
Cognizant Technology Solutions, Class A ● ▼	29,432	1,138
Computer Sciences ●	17,677	896
Compuware ●	26,196	185
Convergys ●	14,743	160
Corning	161,869	2,365
Dell ●	184,211	2,669
eBay ●	115,412	2,570
Electronic Arts ●	30,796	562
EMC ●	217,179	3,577

The accompanying notes are an integral part of the financial statements.

18   First American Funds 2009 Annual Report

Equity Index Fund (continued)
DESCRIPTION	SHARES	FAIR VALUE

Fidelity National Information Services	20,036	$436
Fiserv ● ▼	16,474	756
FLIR Systems ● ▼	14,552	405
Google, Class A ● ▼	25,451	13,645
Harris	14,149	590
Hewlett-Packard	254,689	12,088
IBM	139,903	16,874
Intel	593,518	11,342
Intuit ● ▼	34,204	994
Jabil Circuit	22,632	303
JDS Uniphase ●	23,341	130
Juniper Networks ● ▼	54,774	1,397
KLA-Tencor ▼	17,877	581
Lexmark International, Class A ●	10,079	257
Linear Technology	22,819	591
LSI Logic ●	67,797	347
MasterCard, Class A	10,073	2,206
McAfee ●	16,166	677
MEMC Electronic Materials ●	23,721	295
Microchip Technology ▼	19,460	466
Micron Technology ● ▼	85,867	583
Microsoft	810,339	22,471
Molex	14,621	273
Motorola	239,227	2,050
National Semiconductor	20,577	266
NetApp ● ▼	37,872	1,024
Novell ●	40,209	164
Novellus Systems ● ▼	10,490	216
NVIDIA ● ▼	56,663	678
Oracle	400,988	8,461
Paychex	33,879	963
QLogic ●	12,900	226
QUALCOMM	171,914	7,119
Red Hat ●	15,903	410
Salesforce.com ●	10,888	618
SanDisk ●	23,496	481
Sun Microsystems ●	79,530	651
Symantec ● ▼	91,984	1,617
Tellabs ●	48,132	290
Teradata ●	18,686	521
Teradyne ● ▼	20,257	170
Texas Instruments	136,733	3,206
Total System Services	12,554	201
VeriSign ● ▼	20,392	465
Waters ●	11,727	673
Western Digital ● ▼	23,602	795
Western Union	76,849	1,396
Xerox ▼	98,833	743
Xilinx	29,471	641
Yahoo! ●	125,672	1,998

		184,011

Materials – 3.3%
Air Products and Chemicals	23,415	1,806
Airgas	8,204	364
AK Steel	11,800	187
Alcoa	103,151	1,281
Allegheny Technologies	10,652	329
Ball	10,689	527
Bemis	10,776	278
CF Industries Holdings	5,902	491
Dow Chemical ▼	120,907	2,839
E.I. Du Pont de Nemours	93,217	2,966
Eastman Chemical	7,369	387
Ecolab ▼	19,033	837
FMC	6,189	316
Freeport-McMoRan Copper & Gold ●	43,733	3,208
International Flavors & Fragrances	6,699	255
International Paper	44,998	1,004
MeadWestvaco	18,555	424
Monsanto	57,483	3,862
Newmont Mining	51,690	2,246
Nucor	32,660	1,302
Owens-Illinois ●	17,674	563
Pactiv ●	15,308	354
PPG Industries	17,185	970
Praxair	32,552	2,586
Sealed Air	16,651	320
Sigma-Aldrich	13,803	717
Titanium Metals ▼	8,890	76
United States Steel	14,463	499
Vulcan Materials ▼	12,902	594
Weyerhaeuser	23,036	837

		32,425

Telecommunication Services – 3.1%
American Tower, Class A ●	42,746	1,574
AT&T	623,551	16,007
CenturyTel ▼	32,400	1,052
Frontier Communications ▼	36,035	258
MetroPCS Communications ●	26,832	167
Qwest Communications International ▼	160,601	577
Sprint Nextel ● ▼	304,305	901
Verizon Communications	297,275	8,796
Windstream	49,737	479

		29,811

Utilities – 3.6%
AES ● ▼	71,084	929
Allegheny Energy	17,921	409
Ameren	21,675	528
American Electric Power	49,460	1,495
CenterPoint Energy	36,600	461
CMS Energy	23,595	314
Consolidated Edison ▼	27,212	1,107
Constellation Energy Group	21,154	654
Dominion Resources	61,930	2,111
DTE Energy	16,538	612
Duke Energy	136,052	2,152
Dynegy, Class A ●	53,385	107
Edison International	34,613	1,101
Entergy	23,939	1,837
EQT	13,878	581
Exelon	69,378	3,258
FirstEnergy	33,962	1,470
FPL Group	43,076	2,115
Integrys Energy Group	8,016	277
Nicor	4,691	174
NiSource	28,180	364
Northeast Utilities	16,288	375
Pepco Holdings ▼	21,275	318
PG&E	40,083	1,639
Pinnacle West Capital	10,290	322
PPL	39,924	1,175
Progress Energy	27,665	1,038
Public Service Enterprise Group	52,117	1,553
Questar	18,102	721
SCANA	9,239	313
Sempra Energy	27,599	1,420
Southern	81,149	2,531
TECO Energy	21,468	308
Wisconsin Energy	12,398	541

First American Funds 2009 Annual Report   19

Schedule of Investments  October 31, 2009, all dollars are rounded to thousands (000)

Equity Index Fund (continued)
DESCRIPTION	SHARES/PAR	FAIR VALUE

Xcel Energy ▼	47,541	$897

		35,207

Total Common Stocks
(Cost $737,070)		960,545

Short-Term Investments – 1.2%
Money Market Fund – 0.5%
First American Prime Obligations Fund, Class Z
0.148% Å Ω	5,033,310	5,033

U.S. Treasury Obligation – 0.7%
U.S. Treasury Bill
0.207%, 11/19/2009 ☐	$6,400	6,400

Total Short-Term Investments
(Cost $11,433)		11,433

Investment Purchased with Proceeds from Securities Lending – 17.5%
Mount Vernon Securities Lending Prime Portfolio
0.209% Ω †
(Cost $169,796)	169,795,665	169,796

Total Investments ▲ – 117.5%
(Cost $918,299)		1,141,774

Other Assets and Liabilities, Net – (17.5)%		(170,018)

Total Net Assets – 100.0%		$971,756

▼	This security or a portion of this security is out on loan at October 31, 2009. Total loaned securities had a fair value of $158,534 at October 31, 2009. See note 2 in Notes to Financial Statements.

●	Non-income producing security.

◖	Investment in affiliated security. FAF Advisors, Inc., which serves as the fund’s advisor, is a subsidiary of U.S. Bank, National Association, which is a subsidiary of U.S. Bancorp. Details of transactions with this affiliated company for the fiscal year ended October 31, 2009 were as follows:

	Beginning	Purchase	Sales	Ending	Dividend		Fair
Issuer	Cost	Cost	Cost	Cost	Income	Shares	Value

U.S. Bancorp	$5,053	$295	$936	$4,412	$122	200,802	$4,663
Equity Index Fund (concluded)

Å	Investment in affiliated security. This money market fund is advised by FAF Advisors, Inc., which also serves as advisor for this fund. See note 3 in Notes to Financial Statements.

Ω	The rate quoted is the annualized seven-day effective yield as of October 31, 2009.

☐	Security has been deposited as initial margin on open futures contracts. Yield shown is the annualized effective yield as of October 31, 2009. See note 2 in Notes to Financial Statements.

†	The fund may loan securities representing up to one third of the fair value of its total assets (which includes collateral for securities on loan) to broker-dealers, banks, or other institutional borrowers of securities. The fund maintains collateral equal to at least 100% of the fair value of the securities loaned. The adequacy of the collateral is monitored on a daily basis. The cash collateral received by the fund is invested in this affiliated money market fund. See note 2 in Notes to Financial Statements.

▲	On October 31, 2009, the cost of investments for federal income tax purposes was $935,101. The aggregate gross unrealized appreciation and depreciation of investments, based on this cost, were as follows:

Gross unrealized appreciation	$374,739
Gross unrealized depreciation	(168,066)

Net unrealized appreciation	$206,673

REIT –	Real Estate Investment Trust

Schedule of Open Futures Contracts

		Number of	Notional
	Settlement	Contracts	Contract	Unrealized
Description	Month	Purchased	Value	Depreciation

S&P 500 Futures	December 2009	39	$10,072	$(366)

The accompanying notes are an integral part of the financial statements.

20   First American Funds 2009 Annual Report

Equity Index Fund (concluded)

Equity Index Fund (concluded)

Mid Cap Index Fund
DESCRIPTION	SHARES	FAIR VALUE

Common Stocks – 91.4%
Consumer Discretionary – 14.4%
99 Cents Only Stores ●	10,188	$116
Aaron’s ▼	11,785	295
Advance Auto Parts	20,531	765
Aeropostale ●	14,531	545
American Eagle Outfitters	46,876	820
American Greetings, Class A	9,876	201
AnnTaylor Stores ● ▼	13,488	175
Barnes & Noble ▼	8,002	133
Blyth	1,553	55
Bob Evans Farms	7,832	206
BorgWarner ▼	26,916	816
Boyd Gaming ●	12,109	89
Brinker International	23,030	291
Brinks Home Security Holdings ●	9,794	303
Callaway Golf	14,577	100
Career Education ●	16,364	341
CarMax ● ▼	49,222	968
Cheesecake Factory ●	13,057	237
Chico’s FAS ●	40,139	480
Chipotle Mexican Grill, Class A ● ▼	7,138	582
Coldwater Creek ● ▼	10,347	59
Collective Brands ●	14,304	265
Corinthian Colleges ● ▼	18,271	290
Dick’s Sporting Goods ● ▼	21,763	494
Dollar Tree ●	19,582	884
DreamWorks Animation, Class A ●	16,860	539
Foot Locker	33,746	354
Fossil ●	10,500	281
Gentex	32,139	514
Guess?	13,177	482
Hanesbrands ●	20,844	451
Harte-Hanks	11,303	133
International Speedway, Class A	6,819	174
ITT Educational Services ●	7,395	668
J. Crew Group ● ▼	12,435	507
John Wiley & Sons, Class A	9,191	324
Lamar Advertising, Class A ● ▼	11,484	279
Life Time Fitness ● ▼	9,286	200
LKQ ●	30,704	530
M.D.C. Holdings	8,395	274
Marvel Entertainment ●	10,637	531
Matthews International, Class A	6,794	249
Mohawk Industries ●	12,541	537
Netflix ● ▼	10,135	542
NVR ● ▼	1,299	860
Panera Bread, Class A ● ▼	6,971	418
PetSmart	28,002	659
Phillips-Van Heusen	11,142	447
Priceline.com ●	9,444	1,490
Regis	12,758	207
Rent-A-Center ●	15,553	286
Ross Stores	27,612	1,215
Ryland Group	9,582	178
Saks ● ▼	35,624	200
Scholastic	5,478	136
Scientific Games, Class A ●	14,098	198
Service International ▼	58,926	405
Sotheby’s Holdings, Class A ▼	14,414	229
Strayer Education ▼	3,129	635
Thor Industries	7,712	202
Timberland, Class A ●	11,008	178
Toll Brothers ●	30,636	531
Tupperware	14,070	633
Under Armour, Class A ● ▼	8,561	230
Urban Outfitters ●	28,956	909
Warnaco Group ●	10,039	407
Wendy’s/Arby’s Group, Class A	89,309	353
Williams-Sonoma ▼	23,624	444
WMS Industries ●	11,803	472

		29,001

Consumer Staples – 3.5%
Alberto-Culver	18,209	488
BJ’s Wholesale Club ●	12,266	430
Church & Dwight	15,709	894
Corn Products International	16,232	457
Energizer Holdings ●	15,507	944
Flowers Foods ▼	17,550	410
Hansen Natural ●	16,088	582
Lancaster Colony	4,767	232
NBTY ●	13,824	503
PepsiAmericas	13,279	388
Ralcorp Holdings ●	12,328	662
Ruddick	9,107	243
Smithfield Foods ● ▼	31,466	420
Tootsie Roll Industries	6,343	157
Universal ▼	5,936	247

		7,057

Energy – 6.0%
Arch Coal ▼	35,301	765
Bill Barrett ●	8,118	251
Cimarex Energy	18,220	713
Comstock Resources ●	9,983	410
Encore Acquisition ●	14,093	522
Exterran Holdings ● ▼	13,723	280
Forest Oil ●	23,888	468
Frontier Oil	23,026	319
Helix Energy Solutions Group ●	19,641	270
Helmerich & Payne ▼	24,186	920
Mariner Energy ●	21,507	274
Newfield Exploration ●	31,058	1,274
Oceaneering International ●	12,176	622
Overseas Shipholding Group ▼	5,982	235
Patriot Coal ● ▼	16,095	182
Patterson-UTI Energy ▼	33,457	521
Plains Exploration & Production ●	31,115	825
Pride International ● ▼	38,788	1,147
Quicksilver Resources ●	28,528	348
Southern Union	32,221	631
Superior Energy Services ● ▼	17,586	380
Tidewater ▼	11,157	465
Unit ●	9,228	361

		12,183

Financials – 16.8%
Affiliated Managers Group ● ▼	9,691	615
Alexandria Real Estate Equities – REIT ▼	9,362	507
AMB Property – REIT	31,851	700
American Financial Group	17,633	434
AmeriCredit ● ▼	23,299	411
Apollo Investment ▼	34,955	315
Arthur J. Gallagher	22,611	504
Associated Banc ▼	29,046	372
Astoria Financial	17,873	178
BancorpSouth ▼	15,777	356
Bank of Hawaii ▼	11,662	518
BRE Properties – REIT ▼	14,438	393
Brown & Brown	24,402	448
Camden Property Trust – REIT	13,600	493
Cathay General Bancorp ▼	10,832	96

First American Funds 2009 Annual Report   21

Schedule of Investments  October 31, 2009, all dollars are rounded to thousands (000)

Equity Index Fund (concluded)

Equity Index Fund (concluded)

Mid Cap Index Fund (continued)
DESCRIPTION	SHARES	FAIR VALUE

City National ▼	10,219	$385
Commerce Bancshares	14,598	560
Corporate Office Properties Trust – REIT	12,720	422
Cousins Properties – REIT	20,041	147
Cullen/Frost Bankers	12,973	607
Duke Realty – REIT	48,758	548
Eaton Vance ▼	26,782	760
Equity One – REIT	8,280	124
Essex Property Trust – REIT	6,013	452
Everest Re Group	13,929	1,219
Federal Realty Investment Trust – REIT ▼	15,291	903
Fidelity National Financial, Class A	50,393	684
First American	20,422	621
First Niagara Financial Group	40,919	525
FirstMerit ▼	18,998	360
Fulton Financial ▼	39,333	325
Hanover Insurance Group	11,250	473
HCC Insurance Holdings	24,699	652
Highwoods Properties – REIT	15,546	428
Horace Mann Educators	9,496	118
Hospitality Properties Trust – REIT	26,062	503
International Bancshares ▼	11,145	166
Jefferies Group ● ▼	27,579	720
Jones Lang LaSalle	9,075	425
Liberty Property Trust – REIT	24,154	709
Macerich – REIT ▼	20,735	618
Mack-Cali Realty – REIT	16,680	516
Mercury General	7,750	283
Nationwide Health Properties – REIT	25,943	837
New York Community Bancorp ▼	78,194	844
NewAlliance Bancshares	20,470	227
Old Republic International	49,688	531
OMEGA Healthcare Investors – REIT	17,994	273
PacWest Bancorp	6,649	113
Potlatch – REIT	8,327	232
Protective Life	18,202	350
Raymond James Financial ▼	22,071	521
Rayonier – REIT	17,075	659
Realty Income – REIT ▼	22,815	529
Regency Centers – REIT ▼	17,184	577
Reinsurance Group America	17,025	785
SEI Investments	29,191	510
SL Green Realty – REIT ▼	18,579	720
StanCorp Financial Group	11,303	415
SVB Financial Group ● ▼	7,748	320
Synovus Financial	109,450	243
TCF Financial ▼	23,959	283
Trustmark	9,670	183
UDR – REIT	31,860	458
Unitrin	11,349	222
Valley National Bancorp ▼	34,667	460
W.R. Berkley	32,660	807
Waddell & Reed Financial, Class A	18,358	515
Washington Federal	25,823	443
Webster Financial	14,326	162
Weingarten Realty Investors – REIT ▼	22,339	413
Westamerica Bancorporation ▼	6,472	309
Wilmington Trust ▼	14,847	179

		33,713

Healthcare – 11.1%
Affymetrix ●	14,934	78
Beckman Coulter	15,317	985
Bio-Rad Laboratories, Class A ●	4,191	375
Cerner ● ▼	15,029	1,143
Charles River Laboratories International ●	14,834	542
Community Health Systems ●	20,703	647
Covance ●	14,293	739
Edwards Lifesciences ●	12,790	984
Endo Pharmaceuticals Holdings ●	26,744	599
Gen-Probe ●	11,367	474
Health Management Associates, Class A ●	52,387	319
Health Net ●	23,923	357
Henry Schein ●	20,151	1,064
Hill-Rom Holdings	13,206	259
Hologic ●	57,341	847
IDEXX Laboratories ● ▼	13,031	666
Immucor ● ▼	15,364	275
Kindred Healthcare ●	8,721	128
Kinetic Concepts ● ▼	13,961	463
Lifepoint Hospitals ●	12,804	363
Lincare Holdings ● ▼	15,925	500
Masimo ●	11,585	308
Medicis Pharmaceutical, Class A	12,839	272
Mettler-Toledo International ●	7,531	734
Omnicare	26,668	578
OSI Pharmaceuticals ● ▼	12,620	407
Owens & Minor	9,335	382
Perrigo	17,723	659
Pharmaceutical Product Development ▼	26,399	569
Psychiatric Solutions ●	11,899	246
ResMed ●	16,459	810
STERIS ▼	14,277	418
Techne	8,149	509
Teleflex	8,565	426
Thoratec ● ▼	12,218	321
United Therapeutics ●	9,934	423
Universal Health Services	10,696	595
Valeant Pharmaceuticals International ● ▼	14,549	428
Varian ●	7,032	360
VCA Antech ●	17,679	421
Vertex Pharmaceuticals ● ▼	41,742	1,401
WellCare Health Plans ●	8,997	235

		22,309

Industrials – 13.6%
AECOM Technology ●	24,650	622
AGCO ● ▼	20,023	563
AirTran Holdings ● ▼	25,650	108
Alaska Air Group ●	8,365	215
Alexander & Baldwin	8,991	259
Alliant Techsystems ●	7,309	568
AMETEK	23,276	812
BE Aerospace ●	21,302	378
Brinks	9,794	232
Bucyrus International ▼	16,787	746
Carlisle Companies	12,897	400
Clean Harbors ●	5,094	288
Con-way	10,954	361
Copart ● ▼	15,036	484
Corporate Executive Board	7,753	186
Corrections Corporation of America ● ▼	24,832	594
Crane	11,097	309
Deluxe	11,339	161
Donaldson	17,120	611
Dycom Industries ●	9,269	92
Federal Signal	10,396	64
FTI Consulting ●	11,076	452
GATX ▼	10,601	288
Graco	13,765	379
Granite Construction ▼	7,467	213
Harsco	17,992	567

The accompanying notes are an integral part of the financial statements.

22   First American Funds 2009 Annual Report

Equity Index Fund (concluded)

Equity Index Fund (concluded)

Mid Cap Index Fund (continued)
DESCRIPTION	SHARES	FAIR VALUE

Herman Miller ▼	13,506	$209
HNI ▼	10,057	265
Hubbell, Class B	12,651	538
IDEX	17,092	486
J.B. Hunt Transport Services	19,907	598
JetBlue Airways ● ▼	50,630	251
Joy Global ▼	22,869	1,153
Kansas City Southern ●	21,209	514
KBR	36,733	752
Kelly Services, Class A	4,022	45
Kennametal	17,128	404
Kirby ●	11,727	396
Korn/Ferry International ●	9,576	153
Landstar System	10,363	365
Lennox International	11,738	395
Lincoln Electric Holdings	9,365	444
Manpower ▼	17,648	837
Mine Safety Appliances	6,750	172
MPS Group ●	23,314	315
MSC Industrial Direct, Class A	10,232	440
Navigant Consulting ●	9,921	141
Nordson	7,347	388
Oshkosh	19,973	624
Pentair	21,699	631
Rollins	9,325	169
Roper Industries	22,043	1,114
Shaw Group ●	17,803	457
SPX	10,833	572
Terex ●	25,150	509
Thomas & Betts ●	12,909	442
Timken	18,579	409
Trinity Industries ▼	17,520	296
United Rentals ●	13,104	124
URS ●	18,133	705
Valmont Industries	4,460	322
Waste Connections ●	17,442	548
Watson Wyatt Worldwide, Class A	8,970	391
Werner Enterprises ▼	9,891	185
Westinghouse Air Brake Technologies	10,478	385
Woodward Governor	11,935	281

		27,377

Information Technology – 13.6%
3Com ●	86,262	443
ACI Worldwide ●	8,147	131
Acxiom ●	17,629	202
ADC Telecommunications ● ▼	21,089	137
ADTRAN ▼	13,433	310
Advent Software ● ▼	3,647	139
Alliance Data Systems ● ▼	12,413	682
ANSYS ●	19,237	781
Arrow Electronics ●	26,376	668
Atmel ●	104,851	390
Avnet ●	33,757	837
Avocent ●	9,795	244
Broadridge Financial Solutions	31,123	648
Cadence Design Systems ●	59,189	362
CommScope ●	20,253	547
Cree ● ▼	22,515	948
Diebold	14,395	435
Digital River ●	8,087	185
DST Systems ●	9,633	402
Equinix ● ▼	8,626	736
F5 Networks ●	17,112	768
FactSet Research Systems	8,973	575
Fair Isaac	10,991	223
Fairchild Semiconductor International ● ▼	26,293	197
Gartner, Class A ● ▼	12,870	240
Global Payments	17,357	854
Hewitt Associates, Class A ●	18,278	649
Imation	7,182	63
Informatica ●	18,525	393
Ingram Micro, Class A ●	39,234	692
Integrated Device Technology ●	37,410	220
International Rectifier ●	15,566	285
Intersil, Class A	26,568	333
Itron ●	8,615	517
Jack Henry & Associates	19,470	449
Lam Research ● ▼	28,295	954
Lender Processing Services	21,481	855
ManTech International ●	4,294	188
Mentor Graphics ●	19,269	141
MICROS Systems ●	17,616	474
National Instruments	12,167	325
NCR ●	36,608	372
NeuStar, Class A ●	16,212	375
Palm ● ▼	35,792	416
Parametric Technology ●	24,816	370
Plantronics	10,435	252
Polycom ●	19,512	419
Quest Software ●	13,471	226
RF Micro Devices ●	62,933	250
Rovi ●	22,720	626
SAIC ●	46,873	830
Semtech ●	14,412	223
Silicon Laboratories ●	9,734	408
Solera Holdings	16,183	521
SRA International, Class A ●	11,133	209
Sybase ● ▼	19,054	754
Synopsys ●	32,563	716
Tech Data ●	10,850	417
Trimble Navigation ●	26,157	549
ValueClick ●	18,981	187
Vishay Intertechnology ●	40,777	254
Zebra Technologies, Class A ●	13,225	331

		27,327

Materials – 6.0%
Albemarle	19,910	629
AptarGroup ▼	14,809	523
Ashland	16,631	574
Cabot Microelectronics	14,823	325
Carpenter Technology	9,645	203
Cliffs Natural Resources	29,269	1,041
Commercial Metals	25,465	378
Cytec Industries	12,030	399
Greif, Class A	7,438	398
Louisiana Pacific ● ▼	27,211	143
Lubrizol	15,080	1,004
Martin Marietta Materials	10,306	859
Minerals Technologies	4,402	217
Olin	17,480	267
Packaging Corporation of America	24,030	439
Reliance Steel & Aluminum ▼	14,021	511
RPM International	32,033	564
Scotts Miracle-Gro, Class A	9,383	381
Sensient Technologies	9,922	251
Sonoco Products	22,049	590
Steel Dynamics	48,074	644
Temple-Inland	23,269	360
Terra Industries	22,227	706

First American Funds 2009 Annual Report   23

Schedule of Investments  October 31, 2009, all dollars are rounded to thousands (000)

Equity Index Fund (concluded)

Equity Index Fund (concluded)

Mid Cap Index Fund (continued)
DESCRIPTION	SHARES/PAR	FAIR VALUE

Valspar	21,494	$545
Worthington Industries ▼	14,509	160

		12,111

Telecommunication Services – 0.5%
Cincinnati Bell ●	53,463	165
Syniverse Holdings ●	15,362	263
Telephone & Data Systems	20,482	607

		1,035

Utilities – 5.9%
AGL Resources ▼	16,870	590
Alliant Energy	27,855	740
Aqua America ▼	28,586	442
Atmos Energy	21,494	599
Black Hills	7,697	188
Cleco	13,170	326
DPL	25,810	654
Energen	15,644	686
Great Plains Energy	37,141	642
Hawaiian Electric Industries ▼	19,549	349
IDACORP	9,178	258
MDU Resources Group	39,552	821
National Fuel Gas	17,167	778
NSTAR	23,750	735
NV Energy	49,665	569
OGE Energy	20,301	674
ONEOK ▼	23,459	849
PNM Resources	18,920	203
UGI	23,714	566
Vectren	16,707	377
Westar Energy	22,331	428
WGL Holdings	10,644	352

		11,826

Total Common Stocks (Cost $185,866)		183,939

Warrants – 0.0%
Krispy Kreme Doughnuts, Warrants ●
(Cost $0)	1,473	—

Short-Term Investments – 9.3%
Money Market Fund – 8.1%
First American Prime Obligations Fund, Class Z
0.148% Å Ω	16,288,643	16,289

U.S. Treasury Obligation – 1.2%
U.S. Treasury Bill
0.230%, 11/19/2009 ☐	$2,320	2,320

Total Short-Term Investments
(Cost $18,609)		18,609

Investment Purchased with Proceeds from Securities Lending – 19.1%
Mount Vernon Securities Lending Prime Portfolio
0.209% Ω †
(Cost $38,456)	38,455,578	38,456

Total Investments ▲ – 119.8%
(Cost $242,931)		241,004

Other Assets and Liabilities, Net – (19.8)%		(39,828)

Total Net Assets – 100.0%		$201,176

●	Non-income producing security.

▼	This security or a portion of this security is out on loan at October 31, 2009. Total loaned securities had a fair value of $35,784 at October 31, 2009. See note 2 in Notes to Financial Statements.

Å	Investment in affiliated security. This money market fund is advised by FAF Advisors, Inc., which also serves as advisor for this fund. See note 3 in Notes to Financial Statements.

Ω	The rate quoted is the annualized seven-day effective yield as of October 31, 2009.

☐	Security has been deposited as initial margin on open futures contracts. Yield shown is the annualized effective yield as of October 31, 2009. See note 2 in Notes to Financial Statements.

†	The fund may loan securities representing up to one third of the fair value of its total assets (which includes collateral for securities on loan) to broker dealers, banks, or other institutional borrowers of securities. The fund maintains collateral equal to at least 100% of the fair value of the securities loaned. The adequacy of the collateral is monitored on a daily basis. The cash collateral received by the fund is invested in this affiliated money market fund. See note 2 in Notes to Financial Statements.

▲	On October 31, 2009, the cost of investments for federal income tax purposes was $244,633. The aggregate gross unrealized appreciation and depreciation of investments, based on this cost, were as follows:

Gross unrealized appreciation	$36,442
Gross unrealized depreciation	(40,071)

Net unrealized depreciation	$(3,629)

REIT –	Real Estate Investment Trust

Schedule of Open Futures Contracts

		Number of	Notional
	Settlement	Contracts	Contract	Unrealized
Description	Month	Purchased	Value	Depreciation

S&P Mid Cap 400 E-Mini Futures	December 2009	246	$16,172	$(497)

The accompanying notes are an integral part of the financial statements.

24   First American Funds 2009 Annual Report

Small Cap Index Fund
DESCRIPTION	SHARES	FAIR VALUE

Common Stocks – 90.7%
Consumer Discretionary – 12.7%
1-800-Flowers.com, Class A ●	1,466	$6
99 Cents Only Stores ●	2,750	31
AFC Enterprises ●	1,504	12
Ambassadors Group	1,074	14
American Apparel ●	1,970	6
American Axle & Manufacturing Holdings ▼	2,699	16
American Greetings, Class A ▼	2,600	53
American Public Education ●	1,107	35
America’s Car-Mart ● ▼	583	12
Amerigon ●	1,317	8
Ameristar Casinos ▼	1,561	23
AnnTaylor Stores ● ▼	3,572	46
Arbitron	1,587	34
ArvinMeritor	4,512	35
Asbury Automotive Group ●	1,962	19
Ascent Media ●	859	20
Audiovox ●	1,015	7
Bally Technologies ●	3,321	131
Beazer Homes USA ● ▼	2,369	10
Bebe Stores	1,444	9
Belo, Class A	5,184	24
Benihana ●	803	4
Big 5 Sporting Goods ▼	1,341	20
BJ’s Restaurants ● ▼	1,195	19
Blue Nile ● ▼	776	47
Bluegreen ●	713	2
Blyth	340	12
Bob Evans Farms	1,803	47
Books-A-Million	429	4
Borders Group ●	3,519	7
Bridgepoint Education ●	846	12
Brookfield Homes ● ▼	523	3
Brown Shoe	2,480	26
Brunswick	5,379	51
Buckle	1,554	47
Buffalo Wild Wings ● ▼	1,097	45
Build-A-Bear Workshop ●	1,026	5
Cabela’s ● ▼	2,434	31
California Pizza Kitchen ● ▼	1,176	15
Callaway Golf ▼	3,854	26
Capella Education ● ▼	888	61
Caribou Coffee ● ▼	417	3
Carmike Cinemas	670	7
Carrols Restaurant Group ●	688	4
Carters ●	3,458	82
Cato, Class A	1,621	32
Cavco Industries ●	350	11
CEC Entertainment ●	1,404	41
Charming Shoppes ● ▼	7,038	32
Cheesecake Factory ●	3,664	67
Cherokee	464	9
Children’s Place Retail Stores ● ▼	1,454	46
China Automotive Systems ●	264	3
ChinaCast Education ●	1,792	11
Christopher & Banks	2,187	13
Churchill Downs	557	17
Cinemark Holdings	1,684	19
Citi Trends ●	896	24
CKE Restaurants	2,989	26
CKX ●	3,542	23
Coinstar ● ▼	1,840	58
Coldwater Creek ● ▼	3,334	19
Collective Brands ●	3,906	72
Columbia Sportswear	725	28
Conn’s ● ▼	574	4
Cooper Tire & Rubber	3,596	55
Core-Mark Holding ●	548	15
Corinthian Colleges ● ▼	4,953	79
CPI ▼	306	3
Cracker Barrel Old Country Store	1,379	46
Crocs ●	5,110	31
Crown Media Holdings, Class A ● ▼	1,579	2
CSS Industries	430	9
Dana Holding ●	8,398	48
Deckers Outdoor ●	799	72
Denny’s ●	5,565	12
Destination Maternity ●	287	6
Dillard’s, Class A	3,318	45
DineEquity ● ▼	1,073	23
Dolan Media ●	1,827	22
Domino’s Pizza ●	2,213	16
Dorman Products ●	692	10
Dover Downs Gaming & Entertainment	785	4
Dress Barn ● ▼	2,738	49
Drew Industries ●	1,146	22
Drugstore.com ●	4,897	14
DSW ● ▼	749	14
E.W. Scripps, Class A ●	1,746	11
Eastman Kodak ▼	16,355	61
Einstein Noah Restaurant Group ●	238	3
Ethan Allen Interiors ▼	1,442	18
Exide Technologies ●	3,694	23
FGX International Holdings Limited ●	890	12
Finish Line, Class A	2,479	25
Fisher Communications ●	377	7
Fossil ●	2,860	76
Fred’s	2,322	27
Frisch’s Restaurants	135	3
Fuel Systems Solutions ● ▼	764	25
Fuqi International ● ▼	679	14
Furniture Brands International	2,621	11
Gaiam, Class A ●	1,045	7
Gander Mountain ●	315	2
Gaylord Entertainment ●	2,311	35
Genesco ●	1,171	31
G-iii Apparel Group ●	795	13
Global Sources ●	961	6
Grand Canyon Education ●	963	16
Great Wolf Resorts ●	1,695	6
Group 1 Automotive ▼	1,467	37
Gymboree ●	1,779	76
Harte-Hanks	2,134	25
Haverty Furniture ●	1,044	13
Hawk ●	334	5
Helen of Troy ●	1,769	40
hhgregg ● ▼	726	12
Hibbett Sports ● ▼	1,696	32
Hooker Furniture	657	8
Hot Topic ● ▼	2,684	21
Hovnanian Enterprises, Class A ● ▼	3,162	12
HSN ●	2,423	36
Iconix Brand Group ●	4,080	48
Interval Leisure Group ●	2,413	27
iRobot ● ▼	1,185	16
Isle of Capri Casinos ● ▼	918	7
J. Crew Group ● ▼	3,067	125
Jack in the Box ●	3,444	65
Jackson Hewitt Tax Service	1,666	8
JAKKS Pacific ●	1,703	24
Jo-Ann Stores ●	1,612	43

First American Funds 2009 Annual Report   25

Schedule of Investments  October 31, 2009, all dollars are rounded to thousands (000)

Small Cap Index Fund (continued)
DESCRIPTION	SHARES	FAIR VALUE

Jones Apparel Group	5,207	$93
Jos. A. Bank Clothiers ● ▼	1,116	46
Journal Communications, Class A	2,456	9
K12 ●	1,440	23
Kenneth Cole Productions	537	5
Kirkland’s ●	757	9
Knology ●	1,812	18
Krispy Kreme Doughnuts ●	3,554	12
K-Swiss, Class A	1,479	12
Lakes Entertainment ●	1,142	3
Landry’s Restaurants ●	648	7
La-Z-Boy	3,139	22
LeapFrog Enterprises ●	2,041	7
Learning Tree International ●	485	5
Life Time Fitness ● ▼	2,456	53
Lin TV, Class A ●	1,556	6
Lincoln Educational Services ●	591	12
Lithia Motors ● ▼	1,023	9
Live Nation ●	5,100	34
Liz Claiborne	5,798	33
LodgeNet Entertainment ●	1,233	6
Luby’s ●	1,169	4
Lululemon Athletica ●	2,479	62
Lumber Liquidators ● ▼	881	19
M/I Homes ● ▼	1,067	12
Mac-Gray ●	698	6
Maidenform Brands ●	1,306	18
Marcus	1,177	14
Marine Products	968	5
Martha Stewart Living ●	1,388	7
Matthews International, Class A	1,846	68
McCormick & Schmick’s Seafood Restaurants ●	905	5
Mediacom Communications ●	2,582	12
Men’s Wearhouse	3,176	74
Meritage Homes ●	1,910	35
Midas ●	855	7
Modine Manufacturing	2,623	27
Monarch Casino & Resort ● ▼	703	5
Monro Muffler Brake	967	30
Morgans Hotel Group ●	1,523	5
Movado Group	987	10
Multimedia Games ●	1,625	8
National Cinemedia	2,569	41
National Presto Industries	292	25
New York & Company ●	1,324	6
NIVS IntelliMedia Technology Group ●	499	1
Nobel Learning Communities ●	248	2
NutriSystem ▼	1,872	40
O’Charleys ●	1,013	7
OfficeMax ●	4,653	53
Orbitz Worldwide ●	2,199	11
Orient-Express Hotels, Class A ▼	4,685	40
Outdoor Channel Holdings ●	886	6
Overstock.com ● ▼	897	13
Oxford Industries	833	16
P.F. Chang’s China Bistro ● ▼	1,406	41
Pacific Sunwear of California ●	3,821	23
Pantry ●	1,371	19
Papa John’s International ●	1,271	29
Peet’s Coffee & Tea ● ▼	793	27
Pep Boys – Manny, Moe & Jack	2,969	26
Perry Ellis International ●	687	9
PetMed Express	1,380	22
Pier 1 Imports ● ▼	5,217	18
Pinnacle Entertainment ●	3,662	31
Playboy Enterprises, Class B ● ▼	1,374	4
Polaris Industries ▼	1,916	81
Pool	2,949	58
Pre-Paid Legal Services ● ▼	482	19
Primedia	1,761	4
Princeton Review ●	725	3
Quiksilver ●	7,811	16
Raser Technologies ● ▼	3,719	4
RC2 ●	1,020	13
RCN ●	2,205	18
Reading International ●	1,057	4
Red Lion Hotels ●	811	4
Red Robin Gourmet Burgers ●	947	16
Regis ▼	3,082	50
Rent-A-Center ●	4,027	74
Rentrak ●	575	9
Retail Ventures ●	1,693	11
Rex Stores ●	493	6
Ruby Tuesday ●	3,953	26
Ruth’s Hospitality Group ●	1,134	4
Ryland Group ▼	2,624	49
Saks ● ▼	7,246	41
Sally Beauty Holdings ●	5,729	39
Scholastic	1,399	35
Sealy ● ▼	2,753	8
Shoe Carnival ●	516	8
Shuffle Master ●	3,271	26
Shutterfly ●	1,145	16
Sinclair Broadcast Group, Class A	2,843	11
Skechers U.S.A., Class A ●	2,021	44
Skyline	389	7
Smith & Wesson ●	3,245	14
Sonic ●	3,703	35
Sonic Automotive, Class A ▼	1,858	17
Sotheby’s Holdings, Class A ▼	4,084	65
Spartan Motors	1,978	10
Speedway Motorsports	791	11
Sport Supply Group	562	6
Stage Stores	2,314	27
Stamps.com ●	768	8
Standard Motor Products	954	8
Standard-Pacific ●	5,846	18
Stanley Furniture	630	5
Steak ’N Shake ●	1,670	19
Stein Mart ●	1,558	15
Steiner Leisure ●	920	34
Steinway Musical Instruments ●	540	6
Steven Madden ●	1,026	42
Stewart Enterprises, Class A	5,516	25
Stoneridge ●	918	7
Sturm, Ruger & Company ▼	1,161	12
Superior Industries International	1,409	19
SYMS ●	360	3
Systemax ●	607	8
Talbots	1,431	13
Tempur-Pedic International ●	4,568	88
Tenneco Automotive ●	3,042	41
Texas Roadhouse ●	3,050	29
Ticketmaster Entertainment ●	2,298	22
Timberland, Class A ●	2,779	45
Town Sports International Holdings ●	1,183	3
Tractor Supply ●	2,168	97
True Religion Apparel ● ▼	1,552	40
Tuesday Morning ●	1,760	6
Tupperware	3,818	172
Tween Brands ●	1,454	12
U.S. Auto Parts Network ●	601	3

The accompanying notes are an integral part of the financial statements.

26   First American Funds 2009 Annual Report

Small Cap Index Fund (continued)
DESCRIPTION	SHARES	FAIR VALUE

ULTA ●	1,687	$26
Under Armour, Class A ● ▼	2,020	54
Unifi ●	2,449	7
UniFirst	835	35
Universal Electronics ●	822	17
Universal Technical Institute ●	1,313	24
Universal Travel Group ● ▼	612	7
Vail Resorts ● ▼	1,793	62
Valassis Communications ●	2,932	53
Value Line	78	2
Volcom ● ▼	1,151	19
Warnaco Group ●	2,792	113
West Marine ● ▼	871	7
Wet Seal, Class A ●	5,912	19
Weyco Group	424	9
Winnebago Industries ● ▼	1,697	19
Wolverine World Wide	2,894	74
Wonder Auto Technology ●	897	12
World Wrestling Entertainment	1,243	16
Youbet.com ●	1,829	4
Zale ●	1,875	9
Zumiez ● ▼	1,151	15

		7,054

Consumer Staples – 3.0%
Agfeed Industries ● ▼	1,683	7
Alico	268	8
Alliance One International ● ▼	5,484	24
American Dairy ● ▼	591	17
American Italian Pasta ●	1,277	35
American Oriental Bioengineering ● ▼	3,762	15
Andersons	1,110	34
B & G Foods	1,090	9
Bare Escentuals ●	4,038	51
Boston Beer, Class A ●	457	17
Calavo Growers	562	10
Cal-Maine Foods ▼	761	21
Casey’s General Stores	3,100	98
Central Garden & Pet, Class A ●	3,743	35
Chattem ● ▼	1,186	75
China Sky One Medical ● ▼	636	8
China-biotics ●	445	5
Chiquita Brands International ● ▼	2,716	44
Coca-Cola Bottling	276	12
Darling International ●	5,014	35
Diamond Foods	941	28
Diedrich Coffee ●	183	4
Elizabeth Arden ●	1,378	15
Farmer Brothers	339	6
Fresh Del Monte Produce ●	2,439	53
Great Atlantic & Pacific Tea ● ▼	1,990	20
Griffin Land & Nurseries	186	6
Hain Celestial Group ●	2,356	41
Heckmann ● ▼	4,879	21
HQ Sustainable Maritime Industries ●	538	4
Imperial Sugar	698	9
Ingles Markets, Class A	775	12
Inter Parfums	761	9
J&J Snack Foods	802	31
Lancaster Colony	1,181	57
Lance	1,652	40
Lifeway Foods ●	263	3
Mannatech ▼	1,108	4
Medifast ●	791	17
Nash-Finch	746	22
National Beverage ●	528	6
Nu Skin Enterprises, Class A	2,901	66
Nutraceutical International ●	664	7
Oil-Dri Corporation of America	313	5
Omega Protein ●	996	4
Orchids Paper Products ●	491	9
Overhill Farms ●	965	5
Prestige Brand Holdings ●	1,897	13
PriceSmart	974	19
Revlon ●	1,187	10
Ruddick	2,447	65
Sanderson Farms	1,239	45
Schiff Nutrition International	523	3
Seneca Foods ●	393	11
Smart Balance ●	3,643	19
Spartan Stores ▼	1,354	19
Star Scientific ● ▼	4,301	4
Susser Holdings ●	421	5
Synutra International ● ▼	1,097	13
The Female Health ●	968	5
Tootsie Roll Industries	1,459	36
Treehouse Foods ●	1,923	72
United Natural Foods ●	2,618	63
Universal ▼	1,425	59
USANA Health Sciences ●	472	14
Vector Group	2,113	31
Village Super Market	371	11
WD-40 Company	962	30
Weis Markets	618	22
Winn Dixie Stores ●	3,322	37
Zapata ●	551	4
Zhongpin ● ▼	1,136	15

		1,666

Energy – 4.5%
Allis Chalmers Energy ●	3,600	13
Alon USA Energy	605	5
Apco Oil & Gas International	557	12
Approach Resources ●	732	6
Arena Resources ●	2,331	87
Atlas Energy	2,074	54
ATP Oil & Gas ● ▼	2,395	41
Basic Energy Services ●	1,867	13
Berry Petroleum, Class A	2,611	66
Bill Barrett ●	2,341	73
Bolt Technology ●	468	5
Boots & Coots ●	4,768	7
BPZ Energy ●	5,142	32
Brigham Exploration ●	5,059	48
Bristow Group ●	1,778	52
Bronco Drilling ●	1,528	10
Cal Dive International ●	2,571	20
Carbo Ceramics ▼	1,158	68
Carrizo Oil & Gas ●	1,701	39
Cheniere Energy ●	3,296	8
Clayton Williams Energy ●	358	9
Clean Energy Fuels ● ▼	1,830	21
Complete Production Services ●	3,557	34
Contango Oil & Gas Company ●	764	36
Credo Pete ●	429	4
Crosstex Energy ▼	2,215	12
Cubic Energy ●	1,649	2
CVR Energy ●	1,348	14
Dawson Geophysical ●	474	11
Delek US Holdings	731	5
Delta Petroleum ● ▼	10,847	14
DHT Maritime	3,026	10

First American Funds 2009 Annual Report   27

Schedule of Investments  October 31, 2009, all dollars are rounded to thousands (000)

Small Cap Index Fund (continued)
DESCRIPTION	SHARES	FAIR VALUE

Dril-Quip ●	1,798	$87
Endeavour International ●	6,612	7
ENGlobal ●	1,526	5
Evergreen Energy ● ▼	7,569	3
FX Energy ●	2,469	7
General Maritime	2,975	21
Geokinetics ●	387	6
Georesources ●	441	5
Global Industries ●	6,083	44
GMX Resources ● ▼	1,880	24
Golar LNG ▼	2,055	25
Goodrich Petroleum ●	1,493	38
Gran Tierra Energy ●	13,695	65
Green Plains Renewable Energy ●	568	4
Gulf Island Fabrication	713	14
GulfMark Offshore ●	1,311	36
Gulfport Energy ●	1,536	12
Harvest Natural Resources ●	1,993	11
Hercules Offshore ●	6,126	31
Hornbeck Offshore Services ●	1,348	33
International Coal Group ● ▼	6,618	27
Ion Geophysical ● ▼	6,412	25
Isramco ●	65	5
James River Coal ●	1,684	32
Key Energy Services ●	7,536	55
Knightsbridge Tankers	994	13
Lufkin Industries	862	49
Matrix Service ●	1,512	13
McMoRan Exploration ● ▼	4,616	36
Natco Group ●	1,215	53
Natural Gas Services Group ●	709	12
Newpark Resources ●	5,031	15
Nordic American Tanker Shipping ▼	2,573	73
Northern Oil & Gas ●	1,719	16
Oilsands Quest ● ▼	13,408	16
OYO Geospace ●	247	6
Panhandle Oil And Gas	398	8
Parker Drilling ●	7,077	37
Patriot Coal ● ▼	4,464	50
Penn Virginia ▼	2,767	56
Petroleum Development ●	863	14
PetroQuest Energy ●	3,091	19
PHI ●	793	14
Pioneer Drilling ●	2,895	19
PrimeEnergy ●	51	2
Rex Energy ●	1,547	13
Rosetta Resources ●	3,188	43
RPC	1,869	17
Ship Finance International ▼	2,653	30
Stone Energy ●	2,516	39
SulphCo ● ▼	4,141	4
Superior Well Services ● ▼	961	10
Swift Energy ●	1,998	42
Syntroleum ● ▼	3,848	9
T-3 Energy Services ●	767	15
Teekay Tankers, Class A ▼	732	6
TETRA Technologies ●	4,589	43
TGC Industries ●	805	4
Toreador Resources	1,239	11
Union Drilling ●	761	6
Uranerz Energy Corporation ●	2,746	4
Uranium Energy ● ▼	3,395	9
USEC ● ▼	6,851	26
Vaalco Energy	3,605	15
Vantage Drilling Company ●	1,822	3
Venoco ●	1,187	15
W&T Offshore	2,071	24
Warren Resources ●	3,591	8
Western Refining ● ▼	1,737	10
Westmoreland Coal ●	516	3
Willbros Group ●	2,407	32
World Fuel Services ▼	1,683	86
Zion Oil & Gas ● ▼	725	5

		2,506

Financials – 18.5%
1st Source	834	12
Abington Bancorp	1,325	9
Acadia Realty Trust – REIT	2,418	38
Advance America Cash Advance Centers	2,798	14
Agree Realty – REIT	436	10
Alexander’s ●	132	35
Alliance Financial	251	7
Allied Capital	10,897	34
Ambac Financial Group ▼	17,524	20
American Campus Communities – REIT ▼	3,183	86
American Capital ▼	16,913	45
American Capital Agency – REIT	541	14
American Equity Investment Life Holding	3,463	23
American National Bankshares	372	8
American Physicians Capital	669	19
American Physicians Service Group	388	9
American Safety Insurance Holdings ●	576	9
Ameris Bancorp	794	5
Amerisafe ●	1,150	21
Ames National ▼	349	7
Amtrust Financial Services	1,386	16
Anthracite Capital – REIT ▼	4,799	3
Anworth Mortgage Asset – REIT	6,198	44
Apollo Investment ▼	9,833	89
Ares Capital ▼	5,925	62
Argo Group International Holdings ●	1,720	58
Arrow Financial	517	13
Ashford Hospitality Trust – REIT ● ▼	3,771	15
Asset Acceptance Capital ●	966	7
Associated Estates Realty – REIT	901	8
Assured Guaranty ▼	6,067	101
Astoria Financial	5,214	52
Auburn National Bancorp	144	3
Avatar Holdings ●	332	5
Baldwin & Lyons, Class B	402	9
BancFirst	411	15
Banco Latinoamericano de Exportaciones	1,670	24
Bancorp Bank ●	1,208	6
Bancorp Rhode Island	222	6
Bank Mutual	3,041	21
Bank of Kentucky Financial	187	4
Bank Of Marin Bancorp	316	10
Bank of the Ozarks ▼	794	18
BankFinancial	1,099	10
Banner ▼	949	3
Bar Harbor Bankshares	176	5
Beneficial Mutual Bancorp ●	1,775	16
Berkshire Hills Bancorp	836	17
BGC Partners, Class A	2,823	14
BioMed Realty Trust – REIT	5,979	81
Blackrock Kelso Capital	704	5
Boston Private Financial Holdings	4,134	25
Bridge Bancorp	379	8
Broadpoint Gleacher Securities ● ▼	2,888	18
Brookline Bancorp	3,346	33
Brooklyn Federal Bancorp	188	2

The accompanying notes are an integral part of the financial statements.

28   First American Funds 2009 Annual Report

Small Cap Index Fund (continued)
DESCRIPTION	SHARES	FAIR VALUE

Bryn Mawr Bank	373	$6
Calamos Asset Management	1,416	15
California First National Bancorp	112	1
Camden National	465	14
Cape Bancorp ●	718	5
Capital City Bank Group ▼	662	8
Capital Southwest	178	13
CapLease – REIT	2,923	10
Capstead Mortgage – REIT	3,873	51
Cardinal Financial	1,642	13
Cardtronics ●	816	8
Care Investment Trust – REIT	719	6
Cash America International ▼	1,802	55
Cathay General Bancorp ▼	3,021	27
CBL & Associates Properties – REIT ▼	8,330	68
Cedar Shopping Centers – REIT	2,510	15
Center Bancorp	753	6
Centerstate Banks of Florida	1,121	8
Central Pacific Financial ▼	1,626	2
Century Bancorp	215	5
Chemical Financial	1,312	29
Cheviot Financial	171	1
Chicopee Bancorp ●	393	5
China Housing & Land Development ● ▼	1,566	5
Citizens ● ▼	2,297	14
Citizens & Northern	486	6
Citizens Banking ● ▼	23,787	14
Citizens Holding	243	5
City Holdings	1,106	34
Clifton Savings Bancorp	589	5
CNA Surety ●	1,001	15
CNB Financial ▼	527	8
CoBiz Financial	1,784	9
Cogdell Spencer – REIT	1,698	8
Cohen & Steers ▼	1,049	20
Colonial Properties Trust – REIT	3,997	42
Columbia Banking System	1,697	25
Community Bank System	1,991	37
Community Trust Bancorp	871	21
Compass Diversified Trust	1,454	15
Compucredit Holdings ●	900	3
Conseco ●	11,268	59
Consolidated-Tomoka Land	330	11
Cousins Properties – REIT	4,408	32
Crawford & Company ●	1,307	7
Credit Acceptance ●	335	12
CVB Financial ▼	4,962	40
Cypress Sharpridge Investments	997	13
Danvers Bancorp ▼	967	13
DCT Industrial Trust – REIT ▼	12,347	56
Delphi Financial Group, Class A	2,642	57
Developers Diversified Realty – REIT ▼	8,643	74
Diamond Hill Investment Group ●	130	7
DiamondRock Hospitality – REIT ●	7,014	53
Dime Community Bancshares	1,574	17
Dollar Financial ●	1,410	26
Donegal Group, Class A	937	14
Doral Financial ● ▼	296	1
Duff & Phelps, Class A	989	17
DuPont Fabros Technology – REIT	1,614	24
Dynex Capital – REIT	685	6
E *TRADE Financial ● ▼	88,366	129
Eagle Bancorp ●	913	9
East West Bancorp	5,571	50
Eastern Insurance Holdings	478	3
EastGroup Properties – REIT	1,448	53
Education Realty Trust – REIT	3,421	17
eHealth ●	1,461	21
EMC Insurance Group	349	7
Employers Holdings	2,788	41
Encore Capital Group ●	896	13
Enstar Group ●	407	25
Enterprise Bancorp	308	3
Enterprise Financial Services	644	6
Entertainment Properties Trust – REIT	2,131	73
Epoch Holdings	774	7
Equity Lifestyle Properties – REIT	1,362	63
Equity One – REIT ▼	2,278	34
ESB Financial	560	7
Essa Bancorp	921	11
Evercore Partners, Class A	671	22
Extra Space Storage – REIT	5,268	50
Ezcorp ●	2,633	34
F.N.B	6,873	49
Farmers Capital Bank	391	4
FBL Financial Group, Class A	927	19
FBR Capital Markets ●	1,631	10
FelCor Lodging Trust – REIT	3,945	12
Fifth Street Finance	1,973	19
Financial Federal	1,451	30
Financial Institutions	638	7
First Acceptance ●	1,142	3
First Bancorp	532	8
First Bancorp – North Carolina	836	11
First Bancorp of Puerto Rico ▼	4,898	9
First Busey ▼	2,470	10
First California Financial Group ●	344	1
First Cash Financial Services ●	1,400	24
First Commonwealth Financial	4,982	26
First Community Bancshares – Nevada	849	10
First Defiance Financial	496	7
First Financial – Indiana	709	20
First Financial Bancorp – Ohio	3,104	39
First Financial Bankshares ▼	1,269	62
First Financial Holdings	853	12
First Financial Northwest	1,239	7
First Financial Services	246	2
First Industrial Realty Trust – REIT	3,188	14
First Marblehead ● ▼	3,748	7
First Merchants	1,226	8
First Mercury Financial	819	10
First Midwest Bancorp ▼	3,304	34
First of Long Island	329	8
First Potomac Realty Trust – REIT	1,528	17
First South Bancorp ▼	443	5
FirstMerit	5,033	95
Flagstar Bancorp ●	4,698	4
Flagstone Reinsurance Holdings	2,386	26
Flushing Financial	1,560	18
Forestar Real Estate Group ●	2,186	32
Fox Chase Bancorp ●	345	3
FPIC Insurance Group ●	524	18
Franklin Street Properties – REIT	3,332	36
GAMCO Investors	441	19
German Amern Bancorp ▼	675	10
Getty Realty – REIT	1,252	31
GFI Group	4,116	21
Glacier Bancorp ▼	3,751	49
Gladstone Capital	1,286	11
Gladstone Commercial – REIT	523	7
Gladstone Investment	1,347	7
Glimcher Realty Trust – REIT	3,723	10

First American Funds 2009 Annual Report   29

Schedule of Investments  October 31, 2009, all dollars are rounded to thousands (000)

Small Cap Index Fund (continued)
DESCRIPTION	SHARES	FAIR VALUE

Government Properties Income Trust – REIT ●	606	$14
Gramercy Capital – REIT ●	3,791	12
Great Southern Bancorp ▼	612	14
Greenlight Capital ●	1,625	30
Guaranty Bancorp ●	2,881	4
Hallmark Financial Services ●	577	4
Hampton Roads Bankshares ▼	1,125	2
Hancock Holding	1,496	54
Harleysville Group	815	26
Harleysville National ▼	2,488	14
Harris & Harris Group ●	1,505	6
Hatteras Financial – REIT ▼	2,208	62
Healthcare Realty Trust – REIT ▼	3,420	71
Heartland Financial USA ▼	895	12
Hercules Technology Growth Capital	2,155	20
Heritage Financial	339	4
Hersha Hospitality Trust – REIT	2,702	7
Highwoods Properties – REIT	4,319	119
Hilltop Holdings ●	2,517	30
Home Bancorp ●	545	7
Home Bancshares	853	18
Home Federal Bancorp	1,019	12
Home Properties – REIT	1,935	76
Horace Mann Educators	2,655	33
IBERIABANK	1,244	54
Independence Holdings	395	2
Independent Bank	1,275	27
Infinity Property & Casualty	921	36
Inland Real Estate – REIT	4,287	37
International Assets Holding ●	765	14
International Bancshares	3,179	47
Invesco Mortgage Capital ●	519	10
Investors Bancorp ●	2,905	32
Investors Real Estate Trust – REIT	3,339	28
iStar Financial – REIT ● ▼	7,609	16
JMP Group	893	8
K Fed Bancorp	245	2
Kansas City Life Insurance	248	7
KBW ●	2,125	60
Kearny Financial	1,168	12
Kentucky First Fed Bancorp	186	2
Kilroy Realty – REIT ▼	2,606	72
Kite Realty Group Trust – REIT	2,822	10
Knight Capital Group, Class A ●	5,669	96
Kohlberg Capital	1,116	6
LaBranche ●	3,377	9
Lakeland Bancorp ▼	1,430	9
Lakeland Financial	686	14
LaSalle Hotel Properties – REIT ▼	3,835	66
Legacy Bancorp	450	4
Lexington Corporate Properties Trust – REIT	5,468	23
Life Partners Holdings ▼	403	7
LTC Properties – REIT	1,413	34
Maiden Holdings	2,858	20
Main Street Capital ▼	431	6
MainSource Financial Group	1,125	7
MarketAxess Holdings ●	1,935	23
Max Capital Hamilton	3,242	67
MB Financial	3,029	54
MCG Capital	4,432	18
Meadowbrook Insurance Group	3,503	24
Medallion Financial	806	6
Medical Properties Trust – REIT ▼	4,670	37
Mercer Insurance Group	341	6
Merchants Bancshares	291	7
Meridian Interstate Bancorp ●	580	5
Metro Bancorp ●	579	7
MF Global ● ▼	5,902	42
MFA Mortgage Investments – REIT	15,665	116
MGIC Investment ●	7,628	33
Mid-America Apartment Communities – REIT ▼	1,721	75
Midsouth Bancorp	279	4
Mission West Properties – REIT	891	6
Monmouth Real Estate Investment, Class A – REIT	1,106	8
Montpelier Holdings	5,407	87
MVC Capital	1,371	13
Nara Bancorp	1,991	15
NASB Financial	288	7
National Bankshares	422	11
National Financial Partners ●	2,676	22
National Health Investors – REIT	1,569	47
National Interstate	266	5
National Penn Bancshares ▼	7,628	43
National Retail Properties – REIT ▼	4,874	94
National Western Life Insurance, Class A ▼	151	27
Navigators Group ●	650	35
NBT Bancorp	1,990	43
Nelnet, Class A ●	1,175	17
NewAlliance Bancshares	6,347	70
Newstar Financial ●	1,688	4
NGP Capital Resources	1,221	9
Northeast Community Bancorp	359	2
Northfield Bancorp	1,067	13
Northrim Bancorp	387	6
NorthStar Realty Finance – REIT ▼	3,541	13
Northwest Bancorp	957	21
Norwood Financial	115	3
NYMAGIC	228	3
OceanFirst Financial	479	5
Ocwen Financial ●	2,826	31
Ohio Valley Banc ▼	242	5
Old National Bancorp	5,256	55
Old Point Financial	122	2
Old Second Bancorp ▼	757	4
OMEGA Healthcare Investors – REIT	4,763	72
Oppenheimer Holdings	576	15
optionsXpress Holdings	2,576	40
Oriental Financial Group	1,477	16
Oritani Financial	704	9
Orrstown Financial Services ▼	312	10
Pacific Cap Bancorp New ▼	2,602	3
Pacific Continental	784	9
PacWest Bancorp ▼	1,625	28
Park National	641	37
Parkway Properties – REIT	1,221	22
Peapack-Gladstone Financial	473	6
PennantPark Investment	1,530	12
Penns Woods Bancorp	233	7
Pennsylvania Real Estate Investment Trust – REIT	2,331	17
Pennymac Mortgage Investment Trust ●	1,013	19
Penson Worldwide ● ▼	1,190	12
Peoples Bancorp – Ohio	629	7
Peoples Financial	231	4
PHH ● ▼	3,316	54
Phoenix Companies ●	7,050	22
PICO Holdings ●	1,149	39
Pinnacle Financial Partners ● ▼	2,002	25
Piper Jaffray Companies ●	1,201	56
Platinum Underwriters Holdings	3,092	111
PMA Capital ●	1,906	9

The accompanying notes are an integral part of the financial statements.

30   First American Funds 2009 Annual Report

Small Cap Index Fund (continued)
DESCRIPTION	SHARES	FAIR VALUE

PMI Group ▼	4,759	$12
Porter Bancorp	164	3
Portfolio Recovery Associates ● ▼	884	41
Post Properties – REIT	2,920	48
Potlatch – REIT	2,423	68
PremierWest Bancorp	1,321	3
Presidential Life	1,519	14
Primus Guaranty ●	1,293	4
PrivateBancorp	2,129	19
ProAssurance ●	1,994	100
Prospect Capital ▼	2,517	25
Prosperity Bancshares	2,812	101
Provident Financial Services	3,471	37
Provident New York Bancorp	2,388	20
Prudential Bancorp	245	2
PS Business Parks – REIT	939	46
Pzena Investment Management ●	470	3
QC Holdings	209	1
Radian Group	4,994	29
RAIT Financial Trust – REIT ▼	5,114	9
Ramco-Gershenson Properties Trust – REIT ▼	1,374	12
Redwood Trust – REIT	4,726	66
Renasant	1,227	18
Republic Bancorp – Kentucky, Class A ▼	604	11
Republic First Bancorp ●	437	2
Resource America, Class A	768	3
Resource Capital – REIT	1,253	6
Rewards Network	389	4
Riskmetrics Group ●	1,342	20
RLI	1,119	56
Rockville Financial	499	5
Roma Financial	476	6
S&T Bancorp ▼	1,436	23
Safeguard Scientifics ●	1,259	12
Safety Insurance Group	946	32
Sanders Morris Harris Group	1,098	6
Sandy Spring Bancorp ▼	1,003	12
Santander Bancorp ●	259	3
Saul Centers – REIT	672	21
SCBT Financial	741	19
SeaBright Insurance Holdings ●	1,197	13
Selective Insurance Group	3,182	49
Shore Bancshares	512	8
Sierra Bancorp	410	4
Signature Bank ●	2,158	68
Simmons First National, Class A	854	25
Smithtown Bancorp	893	9
South Financial Group	12,988	10
Southside Bancshares	783	16
Southwest Bancorp – Oklahoma	917	9
Sovran Self Storage – REIT	1,271	38
Starwood Property Trust ●	2,446	49
State Auto Financial	956	16
State Bancorp	777	6
StellarOne	1,384	15
Sterling Bancorp	1,304	9
Sterling Bancshares ▼	5,023	28
Sterling Financial – Washington ● ▼	3,195	3
Stewart Information Services	987	9
Stifel Financial ● ▼	1,669	87
Strategic Hotels & Resorts – REIT ● ▼	5,791	10
Suffolk Bancorp ▼	629	18
Sun Bancorp – New Jersey ●	1,087	4
Sun Communities – REIT	1,465	26
Sunstone Hotel Investors – REIT	5,920	45
Susquehanna Bancshares ▼	5,259	29
SVB Financial Group ● ▼	2,011	83
SWS Group	1,467	20
SY Bancorp	841	19
Tanger Factory Outlet Centers – REIT	2,244	85
Tejon Ranch ●	635	17
Territorial Bancorp ●	512	8
Teton Advisors ●	6	—
Texas Capital Bancshares ●	2,172	32
Thomas Weisel Partners Group ●	1,177	5
TICC Capital	2,121	10
Tompkins Trustco	503	22
Tower Bancorp	212	5
Tower Group	2,467	61
Townebank Portsmouth ▼	1,208	14
TradeStation Group ●	2,031	16
Tree.com ●	391	3
Triangle Capital ▼	679	8
TriCo Bancshares	872	13
TrustCo Bank Corporation of New York ▼	4,401	26
Trustmark ▼	3,499	66
UCBH Holdings ▼	7,345	7
UMB Financial	1,963	78
UMH Properties – REIT	534	4
Umpqua Holdings	5,179	51
Union Bankshares	934	12
United American Indemnity ●	2,038	14
United Bankshares ▼	2,328	42
United Community Banks ●	4,949	20
United Financial Bancorp	965	12
United Fire & Casualty	1,323	23
United Security Bancshares ▼	366	8
Universal Health Realty Income Trust – REIT	866	28
Universal Insurance Holdings	805	4
Univest Corporation of Pennsylvania	849	16
Urstadt Biddle Properties, Class A	1,658	25
US Global Investors ▼	800	8
U-Store-It Trust – REIT	4,809	27
Viewpoint Financial	609	8
Virtus Investment Partners ●	353	5
Walter Investment Management – REIT	1,389	18
Washington Banking	581	5
Washington Real Estate Investment Trust – REIT	3,413	91
Washington Trust Bancorp	789	12
Waterstone Financial ●	389	1
Webster Financial ▼	4,116	47
WesBanco	1,463	21
West Bancorp	945	4
Westamerica Bancorporation ▼	1,687	81
Western Alliance Bancorp ●	2,796	12
Westfield Financial	1,724	14
Westwood Holdings	342	12
Wilber	354	2
Wilshire Bancorp ▼	1,310	9
Winthrop Realty Trust – REIT	624	6
Wintrust Financial ▼	1,461	41
World Acceptance ●	950	24
WSFS Financial	373	10
Yadkin Valley Financial	891	3
Zenith National Insurance	2,178	62

		10,270

Healthcare – 12.7%
Abaxis ●	1,335	30
ABIOMED ●	1,993	18
Accelrys ●	1,452	8
Accuray ●	2,418	14

First American Funds 2009 Annual Report   31

Schedule of Investments  October 31, 2009, all dollars are rounded to thousands (000)

Small Cap Index Fund (continued)
DESCRIPTION	SHARES	FAIR VALUE

Acorda Therapeutics ●	2,319	$50
Acura Pharmaceuticals ● ▼	442	2
Adolor ●	2,497	4
Affymax ●	841	17
Affymetrix ●	4,311	23
Air Methods ●	647	20
Akorn ● ▼	3,092	4
Albany Molecular Research ●	1,421	12
Align Technology ●	3,470	55
Alkermes ●	5,764	46
Alliance Imaging ●	1,601	9
Allied Healthcare International ●	2,743	7
Allion Healthcare ●	1,212	8
Allos Therapeutics ●	3,803	21
Almost Family ●	437	13
Alnylam Pharmaceuticals ●	2,197	37
Alphatec Holdings ●	1,827	9
AMAG Pharmaceuticals ● ▼	1,039	39
Amedisys ● ▼	1,667	66
America Service Group	504	7
American Caresource Holding ●	646	2
American Dental Partners ●	789	9
American Medical Systems ● ▼	4,502	69
AMERIGROUP ●	3,138	69
AMICAS ●	2,147	7
Amicus Therapeutics ●	924	4
AMN Healthcare Services ●	1,944	16
Amsurg, Class A ●	1,869	39
Analogic	780	29
AngioDynamics ●	1,490	23
Ardea Biosciences ●	813	11
Arena Pharmaceuticals ● ▼	5,630	20
Ariad Pharmaceuticals ● ▼	6,575	12
ArQule ●	2,524	8
Array BioPharma ●	2,934	5
Aryx Therapeutics ●	1,269	3
Aspect Medical Systems ●	1,062	13
Assisted Living Concepts, Class A ●	638	13
Athenahealth ● ▼	2,043	77
Atrion	81	10
ATS Medical ● ▼	2,890	8
Auxilium Pharmaceuticals ● ▼	2,604	82
AVANIR Pharmaceuticals ● ▼	3,702	7
AVI BioPharma ● ▼	5,798	9
BioCryst Pharmaceuticals ● ▼	1,307	12
Biodel ●	928	4
BioDelivery Sciences International ●	575	2
Biomimetic Therapeutics ●	777	9
Bio-Reference Laboratories ●	723	23
BioScrip ●	2,551	19
Biospecifics Technologies ●	236	7
BMP Sunstone ●	1,974	7
Bovie Medical ● ▼	1,039	8
Bruker BioSciences ●	3,341	36
Cadence Pharmaceuticals ● ▼	1,557	14
Cambrex ●	1,692	10
Cantel Medical ●	726	12
Capital Senior Living ●	1,382	7
Caraco Pharmaceutical Laboratories ●	907	3
Cardiac Science ●	1,054	4
Cardionet ●	1,449	9
Cardiovascular Systems ●	548	3
Cardium Therapeutics ● ▼	2,373	2
Catalyst Health Solutions ●	2,237	70
Celera ●	4,990	31
Cell Therapeutics ● ▼	32,581	31
Celldex Therapeutics ●	1,509	7
Centene ●	2,544	45
Cepheid ● ▼	3,533	47
Chelsea Therapeutics International ●	1,969	5
Chemed	1,345	61
Chindex International ●	812	11
Clarient ●	1,823	6
Clinical Data ● ▼	657	10
Computer Programs & Systems	538	23
Conceptus ● ▼	1,861	33
CONMED ●	1,679	36
Continucare ●	1,786	5
Cornerstone Therapeutics ●	398	2
Corvel ●	482	14
Cross Country Healthcare ●	1,784	15
CryoLife ●	1,618	10
Cubist Pharmaceuticals ● ▼	3,514	60
Curis ● ▼	3,882	8
Cutera ●	811	7
Cyberonics ● ▼	1,667	24
Cynosure ●	518	5
Cypress Bioscience ●	2,320	14
Cytokinetics ●	2,526	8
Cytori Therapeutics ●	1,651	5
Delcath Systems ● ▼	1,383	6
DepoMed ●	2,969	9
DexCom ●	2,800	19
Dionex ●	1,066	72
Discovery Laboratories ● ▼	7,301	7
Durect ●	5,012	11
Dyax ●	4,028	13
Eclipsys ●	3,425	64
Electro Optical Sciences ● ▼	1,076	11
Emergency Medical Services ●	576	28
Emergent Biosolutions ●	995	14
Emeritus ● ▼	1,144	21
Endologix ●	2,676	13
Ensign Group	671	10
Enteromedics ● ▼	929	1
Enzo Biochem ●	1,884	10
Enzon ● ▼	2,762	23
eResearchTechnology ●	2,513	19
ev3 ●	4,322	51
Exactech ●	442	7
Exelixis ●	6,492	39
Facet Biotech ●	1,498	26
Genomic Health ●	816	15
Genoptix ● ▼	1,028	36
Gentiva Health Services ●	1,765	42
Geron ● ▼	5,430	33
Greatbatch ● ▼	1,414	28
GTx ● ▼	1,164	10
Haemonetics ●	1,495	77
Halozyme Therapeutics ●	3,830	23
Hanger Orthopedic Group ●	1,791	25
Hansen Medical ●	1,415	4
Harvard Bioscience ●	1,497	5
Health Grades ●	1,449	6
Healthsouth ●	5,384	79
Healthspring ●	2,986	43
Healthways ●	2,044	33
Heartware International ●	284	9
Hemispherx Biopharma ● ▼	7,099	10
Hi-Tech Pharmaceutical ●	494	9
HMS Holdings ●	1,577	68
Home Diagnostics ●	705	4

The accompanying notes are an integral part of the financial statements.

32   First American Funds 2009 Annual Report

Small Cap Index Fund (continued)
DESCRIPTION	SHARES	FAIR VALUE

Human Genome Sciences ● ▼	9,835	$184
ICU Medical ●	775	27
Idenix Pharmaceuticals ●	1,726	4
Idera Pharmaceuticals ●	1,318	7
I-Flow ●	1,328	17
Immucor ● ▼	4,295	77
ImmunoGen ●	3,116	21
Immunomedics ●	3,946	14
Impax Laboratories ●	3,700	33
Incyte ● ▼	5,247	31
Indevus Pharmaceuticals, escrow shares ● ¥ ⊡	4,270	—
Infinity Pharmaceuticals ●	1,093	6
Insmed ●	7,622	5
Inspire Pharmaceuticals ●	3,705	17
Insulet ● ▼	1,587	18
Integra LifeSciences ●	1,149	35
InterMune ●	2,330	28
Invacare	1,865	42
inVentiv Health ●	2,040	35
IPC The Hospitalist ●	982	30
IRIS International ●	1,070	11
Isis Pharmaceuticals ● ▼	5,679	72
ISTA Pharmaceuticals ●	2,026	7
Javelin Pharmaceuticals ● ▼	2,712	4
Kendle International ●	905	15
Kensey Nash ●	597	14
Kindred Healthcare ●	2,379	35
K-V Pharmaceutical, Class A ●	2,272	9
Landauer	548	28
Lannett ●	616	4
LCA-Vision ●	1,003	5
Lexicon Pharmaceuticals ●	6,272	8
LHC Group ●	925	26
Life Sciences Research ●	474	4
Ligand Pharmaceuticals ●	6,909	12
Luminex ● ▼	2,526	37
Magellan Health Services ●	2,130	68
Mako Surgical ● ▼	797	7
MannKind ● ▼	3,489	18
Map Pharmaceuticals ●	424	3
Martek Biosciences ●	2,021	36
Masimo ●	3,094	82
Matrixx Initiatives ●	576	3
Maxygen ●	1,542	9
MedAssets ●	2,405	53
MedCath ●	863	7
Medical Action Industries ●	864	9
Medicines ● ▼	3,217	23
Medicis Pharmaceutical, Class A	3,588	76
Medidata Solutions ●	381	6
Medivation ●	1,750	45
MedQuist ●	558	3
Merge Healthcare ●	1,582	6
Meridian Bioscience	2,470	55
Merit Medical Systems ●	1,703	29
Metabolix ● ▼	1,183	12
Metropolitan Health Networks ●	2,463	5
Micromet ● ▼	3,462	18
Micrus Endovascular ●	905	11
Middlebrook Pharmaceutical ●	1,944	2
Molecular Insight Pharmaceuticals ● ▼	1,029	5
Molina Healthcare ●	813	15
Momenta Pharmaceuticals ●	2,146	20
MWI Veterinary Supply ●	657	23
Myriad Pharmaceuticals ●	1,399	8
NABI Biopharmaceuticals ●	3,583	12
Nanosphere ●	699	5
National Healthcare	471	17
National Research	97	2
Natus Medical ●	1,707	24
Nektar Therapeutics ●	5,645	46
Neogen ●	783	25
Neurocrine Biosciences ●	2,234	5
NeurogesX ●	630	5
Nighthawk Radiology Holdings ●	1,393	8
Novamed ● ▼	1,218	5
Novavax ● ▼	4,028	15
NPS Pharmaceuticals ●	2,745	9
NuVasive ● ▼	2,223	81
NxStage Medical ● ▼	1,462	8
Obagi Medical Products ●	963	10
Odyssey Healthcare ●	2,106	29
Omnicell ●	1,846	18
Oncogenex Pharmaceuticals ●	244	7
Onyx Pharmaceuticals ●	3,524	94
Opko Health ●	2,603	6
Optimer Pharmaceuticals ● ▼	1,747	20
OraSure Technologies ●	2,623	9
Orexigen Therapeutics ●	1,605	10
Orthofix International ●	1,043	33
Orthovita ● ▼	3,880	14
Osiris Therapeutics ● ▼	1,022	6
Owens & Minor	2,539	104
Oxigene ●	1,660	2
Pain Therapeutics ●	2,014	10
Palomar Medical Technologies ●	1,061	11
Par Pharmaceutical Companies ●	2,026	42
PAREXEL ●	3,508	44
PDL BioPharma ▼	7,285	61
Pharmasset ●	1,276	24
Pharmerica ●	1,860	29
Phase Forward ●	2,631	34
Poniard Pharmaceuticals ●	1,405	9
POZEN ●	1,514	9
Progenics Pharmaceutical ●	1,548	6
Protalix Biotherapeutics ●	2,109	20
PSS World Medical ● ▼	3,629	73
Psychiatric Solutions ●	3,430	71
Quality Systems ▼	1,437	88
Questcor Pharmaceuticals ●	3,500	16
Quidel ●	1,638	23
Radnet ●	1,779	4
Regeneron Pharmaceuticals ●	3,843	60
RehabCare Group ●	1,122	21
Repligen ●	1,819	9
Repros Therapeutics ● ▼	576	1
Res-Care ●	1,442	17
Rigel Pharmaceuticals ●	3,004	19
Rochester Medical ●	610	6
Rockwell Medical Technologies ● ▼	861	6
RTI Biologics ●	3,126	12
Salix Pharmaceuticals ● ▼	2,798	51
Sangamo BioSciences ●	2,507	13
Santarus ● ▼	3,161	10
Savient Pharmaceuticals ● ▼	4,017	51
Sciclone Pharmaceuticals ●	2,178	5
Seattle Genetics ●	4,367	40
Sequenom ● ▼	3,729	10
SIGA Technologies ● ▼	1,580	10
Sirona Dental Systems ●	1,046	28
Skilled Healthcare Group, Class A ●	1,215	10
Somanetics ●	711	11

First American Funds 2009 Annual Report   33

Schedule of Investments  October 31, 2009, all dollars are rounded to thousands (000)

Small Cap Index Fund (continued)
DESCRIPTION	SHARES	FAIR VALUE

SonoSite ●	1,016	$25
Spectranetics ●	1,872	11
Spectrum Pharmaceuticals ● ▼	2,607	11
StemCells ● ▼	6,293	7
Stereotaxis ● ▼	1,731	6
STERIS	3,565	104
Sucampo Pharmaceuticals ●	656	3
Sun Healthcare Group ●	2,658	24
Sunrise Senior Living ●	2,630	11
SuperGen ●	3,603	8
SurModics ● ▼	939	24
Symmetry Medical ●	2,063	16
Synovis Life Technologies ●	676	8
Synta Pharmaceuticals ●	908	3
The Provident Service ●	748	9
Theravance ● ▼	3,250	45
Thoratec ●	3,443	90
TomoTherapy ●	2,812	9
TranS1 ●	662	3
Transcend Services ●	382	7
Triple-S Management ●	1,253	21
U.S. Physical Therapy ●	644	9
Universal American Financial ●	2,383	24
Utah Medical Products	195	6
Vanda Pharmaceuticals ● ▼	1,626	17
Varian ●	1,718	88
Vascular Solutions ●	987	8
Vical ● ▼	2,573	8
ViroPharma ●	4,720	36
Virtual Radiologic ●	380	5
Vital Images ●	972	11
Vivus ● ▼	4,850	38
Volcano ●	2,946	42
WellCare Health Plans ●	2,575	67
West Pharmaceutical Services ▼	1,997	79
Wright Medical Group ●	2,320	38
XenoPort ●	1,666	28
Young Innovations	332	8
Zoll Medical ●	1,285	25
ZymoGenetics ●	2,321	11

		7,046

Industrials – 14.3%
3D Systems ●	1,044	9
A.O. Smith	1,338	53
AAON	780	14
AAR ●	2,360	46
ABM Industries	2,803	53
Acacia Research ●	1,949	15
ACCO Brands ●	3,327	20
Aceto	1,511	8
Actuant, Class A	3,709	58
Acuity Brands ▼	2,496	79
Administaff	1,305	32
Advanced Battery Technologies ● ▼	2,974	10
Advisory Board ●	929	23
AeroVironment ●	810	22
Air Transport Services Group ●	3,389	9
Aircastle	2,861	23
AirTran Holdings ● ▼	7,314	31
Alamo Group	388	5
Alaska Air Group ●	2,220	57
Albany International, Class A	1,727	29
Allegiant Travel ● ▼	936	35
Altra Holdings ●	1,627	14
Amerco ●	524	22
American Commercial Lines ●	509	11
American Ecology	1,107	18
American Railcar Industries	529	5
American Reprographics ●	2,118	13
American Science & Engineering	560	37
American Superconductor ●	2,647	89
American Woodmark	760	15
Ameron International	538	32
Ampco-Pittsburgh	485	13
Amrep ●	117	1
APAC Customer Services ●	1,550	10
Apogee Enterprises ▼	1,682	22
Applied Industrial Technology	2,577	52
Applied Signal Technology	793	16
Argan ●	451	6
Argon ST ●	789	15
Arkansas Best	1,543	40
Ascent Solar Technologies ●	1,140	6
Astec Industries ●	1,104	25
Astronics ●	564	5
ATC Technology ●	1,189	25
Atlas Air Worldwide Holdings ●	1,043	27
Avis Budget Group ●	6,207	52
AZZ ●	741	25
Badger Meter ▼	904	34
Baldor Electric ▼	2,840	73
Barnes Group	2,782	44
Barrett Business Services	467	5
Beacon Roofing Supply ●	2,749	39
Belden	2,840	65
Blount International ●	2,338	21
BlueLinx Holdings ●	708	2
Bowne & Company	1,599	10
Brady, Class A	2,921	79
Briggs & Stratton ▼	3,038	57
Broadwind Energy ● ▼	1,914	11
Builders FirstSource ● ▼	897	3
CAI International ●	593	4
Cascade	547	14
CBIZ ●	2,501	18
CDI	722	9
Celadon Group ●	1,347	13
Cenveo ●	2,847	20
Ceradyne ●	1,532	25
Chart Industries ●	1,732	34
Chase	371	4
China BAK Battery ●	3,097	10
China Fire & Security Group ● ▼	855	12
CIRCOR International	1,035	28
CLARCOR	3,105	91
Clean Harbors ●	1,158	65
Colfax ●	1,440	16
Columbus McKinnon ●	1,161	19
Comfort Systems USA	2,319	25
COMSYS IT Partners ●	932	6
Consolidated Graphics ●	580	12
Cornell ●	673	15
Corporate Executive Board	2,079	50
CoStar Group ● ▼	1,135	44
Courier	621	9
CRA International ●	658	16
Cubic	953	33
Curtiss-Wright	2,758	82
Deluxe	2,996	43
Diamond Management & Technology Consultation	1,454	9

The accompanying notes are an integral part of the financial statements.

34   First American Funds 2009 Annual Report

Small Cap Index Fund (continued)
DESCRIPTION	SHARES	FAIR VALUE

DigitalGlobe ●	898	$20
Dollar Thrifty Automotive ● ▼	1,322	24
Ducommun	619	11
DXP Enterprises ●	650	7
Dycom Industries ●	2,347	23
Dynamex ●	632	12
Dynamic Materials	783	15
DynCorp International ●	1,586	27
Eagle Bulk Shipping ▼	2,869	14
Eastern	363	6
EMCOR Group ●	3,947	93
Encore Wire ▼	1,198	25
Ener1 ●	2,914	15
Energy Conversion Devices ● ▼	2,789	30
Energy Recovery ● ▼	2,046	11
EnergySolutions	4,605	38
EnerNOC ●	724	21
EnerSys ●	2,461	54
Ennis	1,649	25
EnPro Industries ●	1,240	28
ESCO Technologies ●	1,598	63
Esterline Technologies ●	1,810	76
Evergreen Solar ● ▼	11,453	17
Exponent ●	760	20
Federal Signal	2,969	18
First Advantage ●	656	12
Flanders ●	871	4
Flow International ●	2,104	5
Force Protection ●	4,329	19
Forward Air ▼	1,752	37
Franklin Covey ●	777	4
Franklin Electric	1,406	38
FreightCar America	728	17
FuelCell Energy ● ▼	3,988	13
Fuel-Tech ●	1,106	13
Furmanite ●	2,118	8
Fushi Copperweld ●	964	7
G&K Services, Class A	1,085	24
Genco Shipping & Trading ▼	1,571	31
GenCorp ●	3,216	24
Genesee & Wyoming, Class A ●	1,998	58
Geo Group ●	3,117	66
GeoEye ●	1,132	29
Gibraltar Industries	1,517	16
Gorman-Rupp	841	21
GP Strategies ●	962	7
GrafTech International ●	7,333	99
Graham	871	12
Granite Construction ▼	2,089	60
Great Lakes Dredge & Dock	2,316	14
Greenbrier Companies	1,363	12
Griffon ●	3,137	28
GT Solar International ● ▼	1,920	10
H & E Equipment Services ●	1,665	18
Harbin Electric ●	691	11
Hawaiian Holdings ●	3,147	22
Healthcare Services Group	2,517	50
Heartland Express ▼	3,006	41
HEICO ▼	1,408	54
Heidrick & Struggles International	1,035	28
Heritage Crystal Clean ●	156	2
Herley Industries ●	826	9
Herman Miller ▼	3,263	50
Hexcel ●	5,887	65
Hill International ●	1,516	10
HNI ▼	2,737	72
Horizon Lines, Class A	1,806	9
Houston Wire & Cable ▼	1,077	13
Hub Group ●	2,265	56
Hurco ●	361	6
Huron Consulting Group ●	1,313	30
ICF International ●	538	15
ICT Group ●	489	8
II-VI ●	1,517	40
InnerWorkings ●	1,714	9
Insituform Technologies, Class A ●	2,275	48
Insteel Industries	1,068	12
Integrated Electrical Services ●	430	3
Interface, Class A	3,099	24
Interline Brands ●	1,979	29
International Shipholding	327	11
JetBlue Airways ● ▼	14,043	70
John Bean Technologies	1,680	28
Kadant ●	780	10
Kaman	1,563	32
Kaydon	1,992	70
Kelly Services, Class A	1,526	17
Kforce ●	1,730	20
Kimball International	1,856	14
Knight Transportation	3,302	53
Knoll	2,837	28
Korn Ferry International ●	2,699	43
K-Tron International ●	151	14
LaBarge ●	769	9
Ladish ●	924	12
Lawson Prods	212	3
Layne Christensen ●	1,186	31
LB Foster ●	628	18
Lindsay Manufacturing ▼	751	25
LMI Aerospace ●	508	5
LSI Industries	1,050	7
M & F Worldwide ●	711	15
Marten Transport ●	1,002	18
MasTec ● ▼	3,177	37
McGrath Rentcorp	1,446	29
Met Pro	816	8
Metalico ●	1,999	8
Michael Baker ●	479	17
Microvision ● ▼	4,491	17
Middleby ● ▼	1,053	48
Miller Industries ●	984	10
Mine Safety Appliances	1,803	46
Mobile Mini ●	2,162	31
Moog, Class A ●	2,596	65
MPS Group ●	5,465	74
Mueller Industries	2,157	51
Mueller Water Products, Class A	8,696	39
Multi Color	606	8
Myr Group ●	1,051	18
NACCO Industries, Class A	345	21
Navigant Consulting ●	3,043	43
NCI Building Systems ●	5,436	11
Nordson	2,048	108
North American Galvanizing & Coating ●	774	4
Northwest Pipe ●	563	17
Odyssey Marine Exploration ●	3,044	5
Old Dominion Freight Line ●	1,696	44
Omega Flex	170	3
On Assignment ●	2,076	13
Orbital Sciences ●	3,403	44
Orion Energy Systems ●	1,064	4
Orion Marine Group ●	1,618	31

First American Funds 2009 Annual Report   35

Schedule of Investments  October 31, 2009, all dollars are rounded to thousands (000)

Small Cap Index Fund (continued)
DESCRIPTION	SHARES	FAIR VALUE

Otter Tail ▼	2,162	$50
Pacer International	1,963	6
Patriot Transportation Holdings ●	88	8
Perma-Fix Environmental Services ●	3,294	8
Pike Electric ●	918	12
PMFG ● ▼	797	12
Polypore International ●	1,381	15
Portec Rail Products	406	4
Powell Industries ●	474	17
Power-One ● ▼	4,339	12
Powersecure International ●	1,047	9
Preformed Line Products	147	6
Primoris Services ▼	498	4
Quanex Building Products	2,174	32
Raven Industries	937	23
RBC Bearings ●	1,324	28
Regal-Beloit	2,184	102
Republic Airways Holdings ●	1,973	16
Resources Connection ● ▼	2,737	47
Robbins & Myers	1,643	38
Rollins	2,674	48
RSC Holdings ●	2,990	20
Rush Enterprises ●	1,953	21
Saia ●	824	12
Satcon Technology ●	3,145	6
Sauer-Danfoss	658	5
Schawk	1,017	10
School Specialty ●	1,092	24
Seaboard	18	24
Simpson Manufacturing ▼	2,324	54
SkyWest	3,393	47
Smartheat ●	406	4
Spherion ●	3,096	15
Standard Parking ●	454	8
Standard Register	918	4
Standex International	726	13
Stanley ●	700	20
Steelcase, Class A	4,354	25
Sterling Construction ●	805	13
Sun Hydraulics ▼	756	14
Sykes Enterprises ●	2,112	50
TAL International Group	819	10
TASER International ●	3,668	15
TBS International ● ▼	817	7
Team ●	1,148	19
Tecumseh Products, Class A ●	1,126	12
Teledyne Technologies ●	2,198	75
Tennant	1,136	30
Tetra Tech ●	3,673	95
Textainer Group Holdings	520	8
Titan International	2,146	18
Titan Machinery ●	1,057	11
Todd Shipyards	351	6
Tredegar	1,802	25
Trex ●	940	15
Trimas ●	819	4
Triumph Group	1,016	48
TrueBlue ●	2,577	31
Tutor Perini ●	1,779	31
Twin Disc	485	5
UAL ●	10,072	66
Ultralife Batteries ●	681	3
Ultrapetrol Bahamas ●	1,411	7
United Capital ●	101	2
United Rentals ●	3,666	35
United Stationers ●	1,445	68
Universal Forest Products	1,169	42
Universal Truckload Services	334	5
US Airways Group ● ▼	9,719	30
USA Truck ●	474	5
Valence Technology ● ▼	3,116	4
Viad	1,214	21
Vicor ●	1,136	8
Volt Information Sciences ●	843	7
VSE	217	10
Waste Services ●	1,453	10
Watsco	1,455	75
Watson Wyatt Worldwide, Class A	2,600	113
Watts Water Technologies, Class A	1,784	50
Werner Enterprises	2,483	47
Willis Lease Finance ●	288	4
Woodward Governor	3,677	86
YRC Worldwide ● ▼	3,625	13

		7,980

Information Technology – 17.0%
3Com ●	23,626	121
3PAR ● ▼	1,675	16
ACI Worldwide ● ▼	2,137	34
Acme Packet ●	2,370	23
Actel ●	1,481	18
ActivIdentity ●	2,794	6
Actuate ●	2,949	15
Acxiom ●	4,140	48
Adaptec ●	7,428	24
ADC Telecommunications ●	5,892	38
ADTRAN	3,268	75
Advanced Analogic Technologies ●	2,475	8
Advanced Energy Industries ● ▼	1,848	23
Advent Software ● ▼	963	37
Agilysys	1,320	6
Airvana ●	1,529	9
American Software, Class A	1,221	8
Amkor Technology ● ▼	6,663	37
ANADIGICS ●	3,667	12
Anaren ●	948	14
Anixter International ●	1,815	76
Applied Micro Circuits ●	3,749	29
Arcsight ● ▼	1,123	28
Ariba ●	5,329	63
Arris Group ●	7,555	78
Art Technology Group ●	7,491	31
Aruba Networks ●	3,591	28
AsiaInfo Holdings ●	1,763	39
Atheros Communications ● ▼	3,724	92
ATMI ●	1,880	28
Avid Technology ●	1,754	22
Avocent ●	2,602	65
Bel Fuse	690	12
Benchmark Electronics ●	3,924	66
Bigband Networks ●	2,165	8
Black Box	1,069	28
Blackbaud	2,601	58
Blackboard ●	1,931	68
Blue Coat Systems ●	2,409	54
Bottomline Technologies ●	1,529	22
Brightpoint ●	2,900	21
Brooks Automation ●	3,922	27
Cabot Microelectronics ●	1,365	44
CACI International, Class A ●	1,765	84
Callidus Software ●	1,633	5
Cass Information Systems	502	15

The accompanying notes are an integral part of the financial statements.

36   First American Funds 2009 Annual Report

Small Cap Index Fund (continued)
DESCRIPTION	SHARES	FAIR VALUE

Cavium Networks ●	2,211	$42
Ceva ●	1,180	12
Checkpoint Systems ●	2,307	31
China Information Security Technology ●	1,646	11
China Security & Surveillance Technology ●	1,993	10
China TransInfo Technology ●	528	4
Chordiant Software ●	1,758	6
CIBER ●	4,191	13
Cirrus Logic ●	3,979	19
Cogent ●	2,602	25
Cognex	2,364	38
Cogo Group ●	1,539	9
Coherent ●	1,374	35
Cohu	1,342	15
Communications Systems	382	4
CommVault Systems ●	2,487	49
Compellent Technologies ●	1,026	19
Computer Task Group ●	912	6
comScore ●	1,315	20
Comtech Telecommunications ●	1,716	55
Comverge ● ▼	1,270	14
Concur Technologies ● ▼	2,526	90
Constant Contact ●	1,462	24
CPI International ●	532	5
Cray ●	2,085	16
CSG Systems International ●	1,970	32
CTS	2,059	18
CyberSource ●	4,214	69
Cymer ●	1,765	60
Daktronics	1,908	14
DDi ●	874	4
DealerTrack Holdings ● ▼	2,386	39
Deltek ●	988	7
DemandTec ●	1,200	11
DG Fastchannel ●	1,110	23
Dice Holdings ●	873	5
Digi International ●	1,500	12
Digital River ●	2,328	53
Diodes ● ▼	1,945	32
Divx ●	1,978	10
Double-Take Software ●	1,005	9
DSP Group ●	1,288	7
DTS ●	1,036	29
Dynamics Research ●	526	7
EarthLink ▼	6,430	52
Ebix ● ▼	375	23
Echelon ● ▼	1,979	27
Electro Rent	1,187	13
Electro Scientific Industries ●	1,628	18
Electronics For Imaging ●	3,022	35
eLoyalty ●	399	3
Emcore ●	4,591	5
EMS Technologies ●	948	17
Emulex ●	5,058	51
Entegris ●	6,791	26
Entropic Communications ●	3,219	8
Epicor Software ●	3,686	28
EPIQ Systems ●	1,956	25
ePlus ●	224	3
Euronet Worldwide ● ▼	2,966	70
Exar ●	2,107	15
Exlservice Holdings ●	911	12
Extreme Networks ●	5,416	11
Fair Isaac	2,979	61
FalconStor Software ●	2,102	7
FARO Technologies ●	970	15
FEI ●	2,280	54
FormFactor ●	3,005	51
Forrester Research ●	959	24
Gartner, Class A ● ▼	3,612	67
Global Cash Access Holdings ●	2,463	16
Globecomm Systems ●	1,181	8
GSE Systems ●	974	6
GSI Commerce ●	1,514	29
GSI Technology ●	1,124	4
Hackett Group ●	2,232	7
Harmonic ●	5,834	31
Harris Stratex Networks, Class A ●	3,598	23
Heartland Payment Systems	2,285	28
Hittite Microwave ●	1,306	48
Hughes Communications ●	543	13
i2 Technologies ●	910	14
ICx Technologies ●	743	4
iGATE	1,395	12
Imation	1,669	15
Imergent	477	3
Immersion ●	1,723	6
Infinera ●	5,397	40
Infogroup ●	1,938	13
Informatica ●	5,148	109
Information Services Group ●	1,448	5
Infospace ●	1,925	17
Innodata Isogen ●	1,307	8
Insight Enterprises ●	2,795	29
Integral Systems ●	987	8
Intellon ●	1,298	9
Interactive Intelligence ●	784	13
Interdigital ●	2,637	54
Intermec ●	3,782	47
Internap Network Services ●	3,097	10
Internet Brands ●	1,672	12
Internet Capital Group ●	2,167	16
Intevac ●	1,269	13
iPass	3,071	4
IPG Photonics ● ▼	1,409	19
Isilon Systems ●	1,390	7
Ixia ●	2,304	15
IXYS ●	1,367	9
J2 Global Communications ●	2,583	53
Jack Henry & Associates	4,718	109
JDA Software ●	1,496	30
Kenexa ●	1,369	17
Keynote Systems ●	750	8
Kopin ●	4,011	18
Kulicke & Soffa ●	3,540	16
KVH Industries ●	852	9
L-1 Identity Solutions ●	4,562	27
Lattice Semiconductor ●	6,542	12
Lawson Software ●	8,385	53
Limelight Networks ●	2,004	7
Lionbridge Technologies ●	3,500	7
Liquidity Services ●	916	9
Littelfuse ●	1,324	36
Liveperson ●	2,517	13
Logmein ●	294	6
LoopNet ●	1,216	11
Loral Space & Communications ●	678	18
Manhattan Associates ●	1,444	33
ManTech International ●	1,335	59
Marchex	1,536	7
MAXIMUS	1,026	47
Maxwell Technologies ● ▼	1,368	25

First American Funds 2009 Annual Report   37

Schedule of Investments  October 31, 2009, all dollars are rounded to thousands (000)

Small Cap Index Fund (continued)
DESCRIPTION	SHARES	FAIR VALUE

Measurement Specialties ●	859	$7
Memsic ●	946	3
Mentor Graphics ●	5,740	42
MercadoLibre ●	1,576	56
Mercury Computer Systems ●	1,332	14
Methode Electronics, Class A	2,226	16
Micrel	2,775	21
Microsemi ●	4,806	64
MicroStrategy ●	525	46
Microtune ●	3,089	5
MIPS Technologies, Class A ●	2,744	11
MKS Instruments ●	3,006	47
ModusLink Global Solutions ●	2,814	23
MoneyGram International ●	5,033	15
Monolithic Power Systems ●	2,066	41
Monotype Imaging Holdings ●	1,322	10
Move ●	9,405	19
MTS Systems	1,020	27
Multi-Fineline Electronix ●	600	16
NCI ●	397	11
Ness Technologies ●	2,361	16
Net 1 UEPS Technologies ●	2,233	39
Netezza ●	2,876	27
NETGEAR ●	2,056	37
Netlogic Microsystems ● ▼	1,102	42
NetScout Systems ●	1,714	21
NetSuite ● ▼	1,018	14
Network Equipment Technologies ●	1,779	6
Newport ●	2,109	16
NIC	3,074	27
Novatel Wireless ● ▼	1,844	16
NVE ●	272	10
OmniVision Technologies ● ▼	3,081	38
Online Resources ●	1,689	9
Opentable ● ▼	184	5
OpenTV ●	4,877	8
Openwave Systems ●	5,081	12
Oplink Communications ●	1,249	19
OPNET Technologies	715	8
Opnext ●	1,511	4
OSI Systems ●	966	19
Palm ● ▼	9,720	113
PAR Technology ●	495	3
Parametric Technology ●	7,066	105
Park Electrochemical	1,183	27
ParkerVision ●	1,791	5
PC Connection ●	476	3
PC Mall ●	600	4
PC-Tel ●	1,161	7
Pegasystems	915	26
Perficient ●	1,791	15
Pericom Semiconductor ●	1,543	15
Perot Systems, Class A ●	5,068	152
Pervasive Software ●	936	5
Phoenix Technologies ●	1,690	4
Photronics ● ▼	3,196	13
Plantronics	2,981	72
Plexus ●	2,406	61
PLX Technology ●	1,896	6
Polycom ●	5,092	109
Power Integrations	1,439	45
Powerwave Technologies ●	8,048	10
Progress Software ●	2,415	56
PROS Holdings ●	1,163	10
QAD	871	4
Quantum ●	12,818	24
Quest Software ●	2,863	48
Rackspace Hosting ●	4,050	68
Radiant Systems ●	1,673	16
RadiSys ●	1,423	12
RAE Systems ●	2,475	2
RealNetworks ●	4,948	18
Renaissance Learning	562	5
RF Micro Devices ●	16,210	65
RightNow Technologies ●	1,569	24
Rimage ●	525	10
Riverbed Technology ●	3,338	68
Rofin-Sinar Technologies ●	1,726	37
Rogers ●	988	26
Rosetta Stone ● ▼	381	8
Rubicon Technology ● ▼	771	12
Rudolph Technologies ●	1,792	11
S1 ●	3,222	19
Saba Software ●	1,500	6
Sapient ●	5,144	42
SAVVIS ●	2,186	32
ScanSource ●	1,617	41
SeaChange International ●	1,795	12
Semitool ●	1,383	10
Semtech ●	3,617	56
Shoretel ●	2,696	18
Sigma Designs ● ▼	1,622	19
Silicon Graphics International ●	1,822	11
Silicon Image ●	4,560	10
Silicon Storage Technology ●	4,693	10
Skyworks Solutions ● ▼	10,211	107
Smart Modular Technologies ●	2,704	11
Smith Micro Software ●	1,890	17
Solarwinds ● ▼	739	13
Solera Holdings ▼	4,240	137
SonicWALL ●	2,981	24
Sonus Networks ●	12,577	24
Sourcefire ●	1,350	27
Spectrum Control ●	766	6
SRA International, Class A ●	2,492	47
SRS Labs ●	707	5
Standard Microsystems ●	1,286	25
Starent Networks ●	2,389	81
StarTek ●	726	4
STEC ● ▼	1,585	34
Stratasys ●	1,156	18
SuccessFactors ● ▼	2,384	36
Super Micro Computer ●	1,329	11
Supertex ●	626	15
Support.com ●	5,337	13
Switch & Data Facilities ●	1,194	20
Sycamore Networks ●	11,738	33
Symmetricom ●	2,939	14
Symyx Technologies ●	2,079	12
Synaptics ● ▼	2,092	47
Synchronoss Technologies ●	1,239	14
SYNNEX ●	1,174	30
Syntel ▼	700	25
Take-Two Interactive Software ●	4,898	54
Taleo, Class A ●	1,905	41
Technitrol	2,499	19
Techtarget ●	755	5
Techwell ●	900	9
Tekelec ●	4,059	61
Telecommunication Systems ●	2,332	21
Teletech Holdings ●	1,961	35
Terremark Worldwide ● ▼	3,073	20

The accompanying notes are an integral part of the financial statements.

38   First American Funds 2009 Annual Report

Small Cap Index Fund (continued)
DESCRIPTION	SHARES	FAIR VALUE

Tessera Technologies ●	2,966	$66
The Knot ●	1,730	18
THQ ●	4,119	22
TIBCO Software ●	10,522	92
Tier Technologies ●	1,069	9
TiVo ●	6,372	69
TNS ●	1,498	42
Travelzoo ●	338	5
Trident Microsystems ●	3,838	7
TriQuint Semiconductor ●	8,986	48
TTM Technologies ●	2,630	27
Tyler Technologies ●	1,887	36
Ultimate Software Group ●	1,430	36
Ultratech ●	1,439	19
Unica ●	770	5
Unisys ●	2,533	74
United Online ▼	5,098	41
Universal Display ● ▼	1,781	20
UTStarcom ●	6,904	12
ValueClick ●	5,304	52
VASCO Data Security International ●	1,600	10
Veeco Instruments ● ▼	1,959	48
VeriFone Holdings ●	4,400	59
ViaSat ●	1,583	46
Virage Logic ●	987	6
Virtusa ●	805	7
Vocus ●	1,011	18
Volterra Semiconductor ●	1,375	19
Web.com Group ●	1,499	11
Websense ●	2,626	42
White Electric Designs ●	699	3
Wright Express ●	2,340	65
X-Rite ●	1,581	3
Zix ●	3,862	7
Zoran ●	3,012	27
Zygo ●	901	6

		9,463

Materials – 4.0%
A. Schulman	1,529	27
A.M. Castle & Company	924	10
AEP Industries ●	318	11
Allied Nevada Gold ●	3,328	32
AMCOL International	1,593	41
American Vanguard	1,189	10
Ampal-American Israel, Class A ●	1,101	3
Arch Chemicals	1,528	42
Balchem	1,054	29
Boise ●	2,288	11
Brush Engineered Metals ●	1,186	22
Buckeye Technologies ●	2,744	25
BWAY Holding Company ●	439	8
Calgon Carbon ● ▼	3,337	53
Century Aluminum ●	2,771	24
China Green Agriculture ●	499	6
China Precision Steel ● ▼	1,888	4
Clearwater Paper ●	715	32
Coeur d’Alene Mines ●	4,371	88
Deltic Timber	647	27
Domtar ●	2,533	106
Ferro	2,543	16
General Moly ●	3,885	9
General Steel Holdings ●	940	3
Glatfelter	3,003	32
Graphic Packaging Holding ●	8,706	20
H.B. Fuller	2,988	57
Hawkins ▼	531	11
Haynes International ●	697	20
Headwaters ●	2,460	10
Hecla Mining ● ▼	14,266	59
Horsehead Holding ●	2,614	25
ICO ●	1,502	6
Innophos Holdings	1,051	20
Innospec	1,370	16
Kaiser Aluminum	923	37
Kapstone Paper & Packaging ●	1,242	9
Koppers Holdings	1,212	32
Landec ●	1,601	10
Louisiana Pacific ● ▼	6,744	35
LSB Industries ●	1,018	13
Minerals Technologies	1,098	54
Myers Industries	1,920	17
Neenah Paper	859	9
NewMarket Group	688	64
NL Industries	381	2
Olin	4,751	73
Olympic Steel	552	14
OM Group ● ▼	1,863	50
Omnova Solutions ●	2,674	17
Paramount Gold & Silver ● ▼	3,872	4
PolyOne ●	5,424	30
Quaker Chemical	630	13
Rock-Tenn, Class A	2,338	102
Rockwood Holdings ●	3,005	60
RTI International Metals ●	1,570	33
Schweitzer-Mauduit International	918	47
Sensient Technologies	2,795	71
ShengdaTech ●	1,660	10
Silgan Holdings	1,477	79
Solutia ●	6,872	76
Spartech	1,777	17
Stepan	447	26
Stillwater Mining ●	2,316	14
Sutor Technology Group ●	413	1
Texas Industries	1,358	45
United States Lime & Minerals ●	98	3
Universal Stainless & Alloy ●	370	6
US Concrete ●	2,226	4
US Gold ●	4,864	13
W.R. Grace & Company ●	4,400	96
Wausau-Mosinee Paper	2,580	23
Westlake Chemical ▼	1,082	26
Worthington Industries ▼	3,740	41
Zep	1,288	22
Zoltek Companies ●	1,693	15

		2,228

Telecommunication Services – 1.0%
Abovenet ●	754	36
Alaska Communications Systems Group ▼	2,444	19
Atlantic Tele-Network	513	23
Cbeyond ● ▼	1,404	19
Centennial Communications, Class A ●	5,183	44
Cincinnati Bell ●	13,276	41
Cogent Communications Group ●	2,684	27
Consolidated Communications Holdings	1,348	19
D&E Communications	880	10
General Communication, Class A ●	2,979	18
Global Crossing ●	1,658	19
HickoryTech	796	7
iBasis ●	1,722	4
Incontact ●	1,650	4

First American Funds 2009 Annual Report   39

Schedule of Investments  October 31, 2009, all dollars are rounded to thousands (000)

Small Cap Index Fund (continued)
DESCRIPTION	SHARES	FAIR VALUE

Iowa Telecommunication Services	1,861	$22
iPCS ●	998	24
Neutral Tandem ● ▼	2,002	42
NTELOS Holdings	1,751	26
Paetec Holding ●	7,186	23
Premiere Global Services ●	3,701	28
Shenandoah Telecommunications	1,318	22
Surewest Communications ●	870	8
Syniverse Holdings ●	4,175	72
USA Mobility	1,378	15
Virgin Mobile USA, Class A ●	2,320	9

		581

Utilities – 3.0%
Allete	1,562	53
American States Water	1,169	39
Artesian Resources ▼	379	6
Avista	3,332	63
Black Hills	2,234	54
Cadiz ●	700	8
California Water Service Group	1,199	44
Central Vermont Public Service	674	13
CH Energy Group	963	40
Chesapeake Utilities	568	18
Cleco ▼	3,684	91
Connecticut Water Service	490	11
Consolidated Water	845	12
El Paso Electric ●	2,739	51
Empire District Electric	2,083	38
IDACORP	2,875	81
Laclede Group	1,384	43
MGE Energy	1,408	49
Middlesex Water Company	720	11
New Jersey Resources	2,569	90
Nicor	2,548	95
Northwest Natural Gas	1,615	68
NorthWestern	2,088	50
Pennichuck	259	6
Piedmont Natural Gas ▼	4,265	99
PNM Resources	5,282	57
Portland General Electric ▼	4,402	82
SJW	937	20
South Jersey Industries	1,904	67
Southwest Gas	2,726	68
Southwest Water ▼	1,499	8
UIL Holdings	1,718	44
UniSource Energy Holding	2,171	63
Unitil	641	13
US Geothermal ●	3,634	6
WGL Holdings	3,057	101
York Water ▼	695	11

		1,673

Total Common Stocks
(Cost $50,778)		50,467

Warrants ● – 0.0%
Greenhunter Energy ▼ ¥ ⊡	30	—
Krispy Kreme Doughnuts	210	—
Lantronix ¥ ⊡	39	—

Total Warrants
(Cost $0)		—

Rights – 0.0%
Winthrop Realty Trust ¥	178	—
Zion Oil & Gas ▼	167	—

Total Rights
(Cost $0)		—

Closed-End Fund – 0.0%
Kayne Anderson Energy
(Cost $14)	585	7

Short-Term Investments – 10.0%
Money Market Fund – 8.4%
First American Prime Obligations Fund
0.148% Å Ω	4,665,284	4,665

U.S. Treasury Obligation – 1.6%
U.S. Treasury Bill
0.230%, 11/19/2009 ☐	$920	920

Total Short-Term Investments
(Cost $5,585)		5,585

Investment Purchased with Proceeds from Securities Lending – 20.2%
Mount Vernon Securities Lending Prime Portfolio
0.209% Ω †
(Cost $11,229)	11,228,898	11,229

Total Investments ▲ – 120.9%
(Cost $67,606)		67,288

Other Assets and Liabilities, Net – (20.9)%		(11,626)

Total Net Assets – 100.0%		$55,662

●	Non-income producing security.

▼	This security or a portion of this security is out on loan at October 31, 2009. Total loaned securities had a fair value of $10,125 at October 31, 2009. See note 2 in Notes to Financial Statements.

¥	Security considered illiquid. As of October 31, 2009, the fair value of the fund’s investments considered to be illiquid was $0 or 0.0% of total net assets. See note 2 in Notes to Financial Statements.

⊡	Security is internally fair valued. As of October 31, 2009, the fair value of these investments was $0 or 0.0% of total net assets. See note 2 in Notes to Financial Statements.

Å	Investment in affiliated security. This money market fund is advised by FAF Advisors, Inc., which also serves as advisor for this fund. See note 3 in Notes to Financial Statements.

Ω	The rate quoted is the annualized seven-day effective yield as of October 31, 2009.

☐	Security has been deposited as initial margin on open futures contracts. Yield shown is the annualized effective yield as of October 31, 2009. See note 2 in Notes to Financial Statements.

†	The fund may loan securities representing up to one third of the fair value of its total assets (which includes collateral for securities on loan) to broker- dealers, banks, or other institutional borrowers of securities. The fund maintains collateral equal to at least 100% of the fair value of the securities loaned. The adequacy of the collateral is monitored on a daily basis. The cash collateral received by the fund is invested in this affiliated money market fund. See note 2 in Notes to Financial Statements.

▲	On October 31, 2009, the cost of investments for federal income tax purposes was $68,138. The aggregate gross unrealized appreciation and depreciation of investments, based on this cost, were as follows:

Gross unrealized appreciation	$11,976
Gross unrealized depreciation	(12,826)

Net unrealized depreciation	$(850)

REIT –	Real Estate Investment Trust

The accompanying notes are an integral part of the financial statements.

40   First American Funds 2009 Annual Report

Small Cap Index Fund (concluded)

Schedule of Open Futures Contracts

		Number of	Notional
	Settlement	Contracts	Contract	Unrealized
Description	Month	Purchased	Value	Depreciation

Russell 2000 Mini Index Futures	December 2009	93	$5,225	$(322)

First American Funds 2009 Annual Report   41

Statements of Assets and Liabilities	October 31, 2009, all dollars and shares are rounded to thousands (000), except per share data

	Equity	Mid Cap	Small Cap
	Index Fund	Index Fund	Index Fund

Unaffiliated investments, at cost	$739,058	$188,186	$51,712
Affiliated investments, at cost	9,445	16,289	4,665
Affiliated investment purchased with proceeds from securities lending, at cost (note 2)	169,796	38,456	11,229

ASSETS:
Unaffiliated investments, at fair value* (note 2)	$962,282	$186,259	$51,394
Affiliated investments, at fair value* (note 2)	9,696	16,289	4,665
Affiliated investment purchased with proceeds from securities lending, at fair value (note 2)	169,796	38,456	11,229
Cash	4	—	20
Receivable for dividends and interest	1,225	98	34
Receivable for investments sold	—	—	1
Receivable for capital shares sold	826	6,083	47
Receivable from advisor (note 3)	—	—	11
Prepaid expenses and other assets	31	53	33

Total assets	1,143,860	247,238	67,434

LIABILITIES:
Payable upon return of securities loaned (note 2)	169,796	38,456	11,229
Payable for investments purchased	—	6,767	190
Payable for capital shares redeemed	1,546	261	140
Payable for variation margin	309	470	153
Payable to affiliates (note 3)	394	84	38
Payable for distribution and shareholder servicing fees	46	12	5
Accrued expenses and other liabilities	13	12	17

Total liabilities	172,104	46,062	11,772

Net assets	$971,756	$201,176	$55,662

COMPOSITION OF NET ASSETS:
Portfolio capital	$762,083	$215,469	$64,606
Undistributed net investment income	953	1,313	285
Accumulated net realized loss on investments and futures contracts (note 2)	(14,389)	(13,182)	(8,589)
Net unrealized appreciation (depreciation) of:
Investments	223,475	(1,927)	(318)
Futures contracts	(366)	(497)	(322)

Net assets	$971,756	$201,176	$55,662

* Including securities loaned, at fair value	$158,534	$35,784	$10,125

The accompanying notes are an integral part of the financial statements.

42   First American Funds 2009 Annual Report

	Equity	Mid Cap	Small Cap
	Index Fund	Index Fund	Index Fund

Class A:
Net assets	$115,213	$22,766	$8,591
Shares issued and outstanding ($0.0001 par value – 2 billion authorized)	6,108	2,391	1,088
Net asset value, and redemption price per share	$18.86	$9.52	$7.90
Maximum offering price per share[1]	$19.96	$10.07	$8.36
Class B2:
Net assets	$9,822	—	—
Shares issued and outstanding ($0.0001 par value – 2 billion authorized)	529	—	—
Net asset value, offering price, and redemption price per share[3]	$18.58	—	—
Class C:
Net assets	$8,661	$2,766	$1,380
Shares issued and outstanding ($0.0001 par value – 2 billion authorized)	463	298	181
Net asset value, offering price, and redemption price per share[3]	$18.70	$9.28	$7.62
Class R:
Net assets	$10,915	$12,212	$2,512
Shares issued and outstanding ($0.0001 par value – 2 billion authorized)	580	1,295	325
Net asset value, offering price, and redemption price per share	$18.83	$9.43	$7.73
Class Y:
Net assets	$827,145	$163,432	$43,179
Shares issued and outstanding ($0.0001 par value – 2 billion authorized)	43,863	17,115	5,456
Net asset value, offering price, and redemption price per share	$18.86	$9.55	$7.91

[1]	The offering price is calculated by dividing the net asset value by 1 minus the maximum sales charge of 5.50%.

[2]	No new or additional investments are allowed in Class B shares. See note 1 in Notes to Financial Statements.

[3]	Class B and Class C have a contingent deferred sales charge. For a description of this sales charge, see notes 1 and 3 in Notes to Financial Statements.

The accompanying notes are an integral part of the financial statements.

First American Funds 2009 Annual Report   43

Statements of Operations	For the year ended October 31, 2009, all dollars are rounded to thousands (000)

	Equity	Mid Cap	Small Cap
	Index Fund	Index Fund	Index Fund

INVESTMENT INCOME:
Dividends from unaffiliated investments	$23,711	$2,940	$687
Dividends from affiliated investments	210	52	21
Interest from unaffiliated investments	14	6	3
Securities lending income	1,085	256	139

Total investment income	25,020	3,254	850

EXPENSES (note 3):
Investment advisory fees	2,338	416	194
Administration fees	2,053	380	184
Transfer agent fees	316	131	119
Custodian fees	48	9	2
Legal fees	15	15	15
Audit fees	29	29	29
Registration fees	57	48	48
Postage and printing fees	73	13	7
Directors’ fees	30	30	30
Other expenses	54	33	61
Distribution and shareholder servicing fees:
Class A	259	35	15
Class B	101	6	4
Class C	82	27	13
Class R	51	45	8

Total expenses	5,506	1,217	729

Less: Fee waivers (note 3)	(1,565)	(280)	(410)

Total net expenses	3,941	937	319

Investment income – net	21,079	2,317	531

REALIZED AND UNREALIZED GAINS (LOSSES) – NET (note 5):
Net realized gain (loss) on:
Unaffiliated investments	(381)	(12,559)	(8,262)
Affiliated investments	(117)	—	—
Futures contracts	2,686	(2,979)	(288)
Net change in unrealized appreciation or depreciation of:
Unaffiliated investments	51,528	34,624	9,224
Affiliated investments	(1,386)	—	—
Future contracts	2,540	2,869	246

Net gain on investments and futures contracts	54,870	21,955	920

Net increase in net assets resulting from operations	$75,949	$24,272	$1,451

The accompanying notes are an integral part of the financial statements.

44   First American Funds 2009 Annual Report

Statements of Changes in Net Assets	all dollars are rounded to thousands (000)

	Equity		Mid Cap		Small Cap
	Index Fund		Index Fund		Index Fund

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	10/31/09	10/31/08	10/31/09	10/31/08	10/31/09	10/31/08

OPERATIONS:
Investment income – net	$21,079	$31,393	$2,317	$3,577	$531	$1,145
Net realized gain (loss) on:
Unaffiliated investments	(381)	11,988	(12,559)	19,413	(8,262)	11,307
Affiliated investments	(117)	254	—	—	—	—
Redemption-in-kind (note 7)	—	33,430	—	—	—	—
Futures contracts	2,686	(14,113)	(2,979)	(3,523)	(288)	(1,568)
Net change in unrealized appreciation or depreciation of:
Unaffiliated investments	51,528	(721,395)	34,624	(134,758)	9,224	(46,893)
Affiliated investments	(1,386)	(1,060)	—	—	—	—
Futures contracts	2,540	(3,051)	2,869	(3,623)	246	(577)

Net increase (decrease) in net assets resulting from operations	75,949	(662,554)	24,272	(118,914)	1,451	(36,586)

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Investment income – net:
Class A	(2,257)	(2,631)	(115)	(126)	(58)	(63)
Class B	(149)	(193)	(5)	(5)	(3)	(3)
Class C	(116)	(132)	(12)	(11)	(7)	(6)
Class R	(198)	(101)	(63)	(42)	(11)	(6)
Class Y	(19,546)	(25,572)	(1,368)	(2,674)	(427)	(785)
Net realized gain on investments:
Class A	—	(3,893)	(883)	(1,774)	(868)	(947)
Class B	—	(552)	(80)	(232)	(97)	(132)
Class C	—	(351)	(204)	(548)	(207)	(311)
Class R	—	(144)	(581)	(602)	(185)	(86)
Class Y	—	(31,878)	(9,460)	(32,293)	(6,118)	(10,301)

Total distributions	(22,266)	(65,447)	(12,771)	(38,307)	(7,981)	(12,640)

CAPITAL SHARE TRANSACTIONS (note 4):
Class A:
Proceeds from sales	15,557	20,758	13,274	4,704	5,583	1,928
Reinvestment of distributions	2,158	6,237	920	1,717	882	975
Payments for redemptions	(24,174)	(49,679)	(4,446)	(4,543)	(3,361)	(1,862)

Increase (decrease) in net assets from Class A transactions	(6,459)	(22,684)	9,748	1,878	3,104	1,041

Class B1:
Proceeds from sales	33	770	34	122	3	156
Reinvestment of distributions	146	720	78	225	98	131
Payments for redemptions (note 3)	(3,587)	(10,397)	(1,187)	(499)	(644)	(320)

Decrease in net assets from Class B transactions	(3,408)	(8,907)	(1,075)	(152)	(543)	(33)

Class C:
Proceeds from sales	792	1,128	252	797	141	127
Reinvestment of distributions	106	449	180	502	198	285
Payments for redemptions (note 3)	(2,424)	(4,643)	(929)	(1,051)	(324)	(585)

Increase (decrease) in net assets from Class C transactions	(1,526)	(3,066)	(497)	248	15	(173)

Class R:
Proceeds from sales	5,367	9,125	6,776	8,117	1,902	1,239
Reinvestment of distributions	198	244	644	644	196	92
Payments for redemptions	(5,283)	(2,841)	(4,346)	(2,163)	(738)	(379)

Increase in net assets from Class R transactions	282	6,528	3,074	6,598	1,360	952

Class Y:
Proceeds from sales	170,677	303,124	41,509	34,746	13,371	22,782
Reinvestment of distributions	9,611	32,635	6,315	17,958	3,291	5,060
Payments for redemptions	(352,443)	(464,413)	(70,209)	(68,345)	(22,718)	(44,407)

Decrease in net assets from Class Y transactions	(172,155)	(128,654)	(22,385)	(15,641)	(6,056)	(16,565)

Decrease in net assets from capital share transactions	(183,266)	(156,783)	(11,135)	(7,069)	(2,120)	(14,778)

Total increase (decrease) in net assets	(129,583)	(884,784)	366	(164,290)	(8,650)	(64,004)
Net assets at beginning of year	1,101,339	1,986,123	200,810	365,100	64,312	128,316

Net assets at end of year	$971,756	$1,101,339	$201,176	$200,810	$55,662	$64,312

Undistributed net investment income at end of year	$953	$2,285	$1,313	$806	$285	$281

[1]	No new or additional investments are allowed in Class B shares. See note 1 in Notes to Financial Statements.

The accompanying notes are an integral part of the financial statements.

First American Funds 2009 Annual Report   45

Financial Highlights   For a share outstanding throughout the indicated periods.

			Realized and
	Net Asset		Unrealized		Distributions			Net Asset
	Value	Net	Gains	Total from	from Net	Distributions		Value
	Beginning	Investment	(Losses) on	Investment	Investment	from Net	Total	End of
	of Period	Income	Investments	Operations	Income	Realized Gains	Distributions	Period

Equity Index Fund[1]
Class A
2009[2]	$17.61	$0.34	$1.27	$1.61	$(0.36)	$—	$(0.36)	$18.86
2008[2]	28.67	0.42	(10.57)	(10.15)	(0.38)	(0.53)	(0.91)	17.61
2007[2]	25.80	0.37	3.16	3.53	(0.36)	(0.30)	(0.66)	28.67
2006[2]	22.59	0.33	3.21	3.54	(0.33)	—	(0.33)	25.80
2005[3]	23.00	0.01	(0.40)	(0.39)	(0.02)	—	(0.02)	22.59
2005[4]	20.91	0.34	2.09	2.43	(0.34)	—	(0.34)	23.00
Class B
2009[2]	$17.35	$0.22	$1.25	$1.47	$(0.24)	$—	$(0.24)	$18.58
2008[2]	28.27	0.24	(10.42)	(10.18)	(0.21)	(0.53)	(0.74)	17.35
2007[2]	25.47	0.17	3.11	3.28	(0.18)	(0.30)	(0.48)	28.27
2006[2]	22.31	0.15	3.17	3.32	(0.16)	—	(0.16)	25.47
2005[3]	22.72	—	(0.40)	(0.40)	(0.01)	—	(0.01)	22.31
2005[4]	20.66	0.18	2.06	2.24	(0.18)	—	(0.18)	22.72
Class C
2009[2]	$17.46	$0.21	$1.26	$1.47	$(0.23)	$—	$(0.23)	$18.70
2008[2]	28.45	0.24	(10.48)	(10.24)	(0.22)	(0.53)	(0.75)	17.46
2007[2]	25.62	0.17	3.14	3.31	(0.18)	(0.30)	(0.48)	28.45
2006[2]	22.44	0.15	3.19	3.34	(0.16)	—	(0.16)	25.62
2005[3]	22.85	—	(0.40)	(0.40)	(0.01)	—	(0.01)	22.44
2005[4]	20.78	0.18	2.07	2.25	(0.18)	—	(0.18)	22.85
Class R
2009[2]	$17.58	$0.29	$1.28	$1.57	$(0.32)	$—	$(0.32)	$18.83
2008[2]	28.63	0.35	(10.54)	(10.19)	(0.33)	(0.53)	(0.86)	17.58
2007[2]	25.77	0.29	3.17	3.46	(0.30)	(0.30)	(0.60)	28.63
2006[2]	22.57	0.26	3.21	3.47	(0.27)	—	(0.27)	25.77
2005[3]	22.98	0.01	(0.40)	(0.39)	(0.02)	—	(0.02)	22.57
2005[4]	20.91	0.26	2.11	2.37	(0.30)	—	(0.30)	22.98
Class Y
2009[2]	$17.61	$0.38	$1.27	$1.65	$(0.40)	$—	$(0.40)	$18.86
2008[2]	28.66	0.48	(10.56)	(10.08)	(0.44)	(0.53)	(0.97)	17.61
2007[2]	25.79	0.44	3.16	3.60	(0.43)	(0.30)	(0.73)	28.66
2006[2]	22.58	0.39	3.21	3.60	(0.39)	—	(0.39)	25.79
2005[3]	22.99	0.02	(0.41)	(0.39)	(0.02)	—	(0.02)	22.58
2005[4]	20.91	0.40	2.08	2.48	(0.40)	—	(0.40)	22.99

[1]	Per share data calculated using average shares outstanding method.

[2]	For the period November 1 to October 31 in the fiscal year indicated.

[3]	For the period October 1, 2005 to October 31, 2005. Effective in 2005, the fund’s fiscal year-end was changed from September 30 to October 31. All ratios for the period have been annualized, except total return and portfolio turnover.

[4]	For the period October 1 to September 30 in the year indicated.

[5]	Total return does not reflect sales charges. Total return would have been lower had certain expenses not been waived.

The accompanying notes are an integral part of the financial statements.

46   First American Funds 2009 Annual Report

				Ratio of	Ratio of Net
			Ratio of Net	Expenses	Investment
		Ratio of	Investment	to Average	Income (Loss)
	Net Assets	Expenses	Income (Loss)	Net Assets	to Average	Portfolio
Total	End of	to Average	to Average	(Excluding	Net Assets	Turnover
Return[5]	Period (000)	Net Assets	Net Assets	Waivers)	(Excluding Waivers)	Rate

9.51%	$115,213	0.62%	2.03%	0.79%	1.86%	10%
(36.35)	114,654	0.62	1.74	0.78	1.58	4
13.93	213,957	0.62	1.37	0.76	1.23	4
15.76	229,185	0.62	1.36	0.77	1.21	3
(1.70)	234,629	0.62	0.69	0.79	0.52	—
11.69	238,379	0.62	1.53	0.79	1.36	4

8.69%	$9,822	1.37%	1.33%	1.54%	1.16%	10%
(36.82)	12,856	1.37	0.99	1.53	0.83	4
13.05	31,343	1.37	0.63	1.51	0.49	4
14.94	43,369	1.37	0.63	1.52	0.48	3
(1.78)	56,097	1.37	(0.06)	1.54	(0.23)	—
10.86	58,857	1.37	0.79	1.54	0.62	4

8.69%	$8,661	1.37%	1.31%	1.54%	1.14%	10%
(36.83)	9,784	1.37	0.99	1.53	0.83	4
13.09	19,585	1.37	0.62	1.51	0.48	4
14.93	20,714	1.37	0.62	1.52	0.47	3
(1.78)	24,195	1.37	(0.05)	1.54	(0.22)	—
10.84	26,258	1.37	0.79	1.54	0.62	4

9.27%	$10,915	0.87%	1.73%	1.04%	1.56%	10%
(36.51)	9,463	0.87	1.49	1.03	1.33	4
13.65	7,230	0.87	1.07	1.01	0.93	4
15.47	3,419	0.87	1.08	1.15	0.80	3
(1.72)	1,715	0.87	0.44	1.19	0.12	—
11.38	1,663	0.87	1.14	1.19	0.82	4

9.78%	$827,145	0.37%	2.31%	0.54%	2.14%	10%
(36.18)	954,582	0.37	1.99	0.53	1.83	4
14.22	1,714,008	0.37	1.62	0.51	1.48	4
16.07	1,935,614	0.37	1.61	0.52	1.46	3
(1.69)	1,882,517	0.37	0.94	0.54	0.77	—
11.92	1,940,567	0.37	1.78	0.54	1.61	4

First American Funds 2009 Annual Report   47

Financial Highlights   For a share outstanding throughout the indicated periods.

			Realized and
	Net Asset		Unrealized		Distributions			Net Asset
	Value	Net	Gains	Total from	from Net	Distributions		Value
	Beginning	Investment	(Losses) on	Investment	Investment	from Net	Total	End of
	of Period	Income (Loss)	Investments	Operations	Income	Realized Gains	Distributions	Period

Mid Cap Index Fund[1]
Class A
2009[2]	$8.83	$0.09	$1.27	$1.36	$(0.07)	$(0.60)	$(0.67)	$9.52
2008[2]	15.69	0.13	(5.30)	(5.17)	(0.10)	(1.59)	(1.69)	8.83
2007[2]	14.25	0.15	2.08	2.23	(0.13)	(0.66)	(0.79)	15.69
2006[2]	13.52	0.11	1.55	1.66	(0.11)	(0.82)	(0.93)	14.25
2005[3]	13.82	—	(0.30)	(0.30)	—	—	—	13.52
2005[4]	11.84	0.09	2.40	2.49	(0.09)	(0.42)	(0.51)	13.82
Class C
2009[2]	$8.64	$0.04	$1.23	$1.27	$(0.03)	$(0.60)	$(0.63)	$9.28
2008[2]	15.41	0.04	(5.19)	(5.15)	(0.03)	(1.59)	(1.62)	8.64
2007[2]	14.03	0.04	2.03	2.07	(0.03)	(0.66)	(0.69)	15.41
2006[2]	13.32	—	1.55	1.55	(0.02)	(0.82)	(0.84)	14.03
2005[3]	13.63	(0.01)	(0.30)	(0.31)	—	—	—	13.32
2005[4]	11.70	(0.01)	2.38	2.37	(0.02)	(0.42)	(0.44)	13.63
Class R
2009[2]	$8.76	$0.07	$1.26	$1.33	$(0.06)	$(0.60)	$(0.66)	$9.43
2008[2]	15.60	0.10	(5.27)	(5.17)	(0.08)	(1.59)	(1.67)	8.76
2007[2]	14.19	0.11	2.07	2.18	(0.11)	(0.66)	(0.77)	15.60
2006[2]	13.48	0.07	1.55	1.62	(0.09)	(0.82)	(0.91)	14.19
2005[3]	13.78	—	(0.30)	(0.30)	—	—	—	13.48
2005[4]	11.83	0.04	2.41	2.45	(0.08)	(0.42)	(0.50)	13.78
Class Y
2009[2]	$8.84	$0.12	$1.27	$1.39	$(0.08)	$(0.60)	$(0.68)	$9.55
2008[2]	15.70	0.17	(5.31)	(5.14)	(0.13)	(1.59)	(1.72)	8.84
2007[2]	14.27	0.19	2.07	2.26	(0.17)	(0.66)	(0.83)	15.70
2006[2]	13.53	0.15	1.56	1.71	(0.15)	(0.82)	(0.97)	14.27
2005[3]	13.83	0.01	(0.31)	(0.30)	—	—	—	13.53
2005[4]	11.84	0.12	2.41	2.53	(0.12)	(0.42)	(0.54)	13.83

[1]	Per share data calculated using average shares outstanding method.

[2]	For the period November 1 to October 31 in the fiscal year indicated.

[3]	For the period October 1, 2005 to October 31, 2005. Effective in 2005, the fund’s fiscal year end was changed from September 30 to October 31. All ratios for the period have been annualized, except total return and portfolio turnover.

[4]	For the period October 1 to September 30 in the year indicated.

[5]	Total return does not reflect sales charges. Total return would have been lower had certain expenses not been waived.

The accompanying notes are an integral part of the financial statements.

48   First American Funds 2009 Annual Report

				Ratio of	Ratio of Net
			Ratio of Net	Expenses	Investment
		Ratio of	Investment	to Average	Income (Loss)
	Net Assets	Expenses	Income (Loss)	Net Assets	to Average	Portfolio
Total	End of	to Average	to Average	(Excluding	Net Assets	Turnover
Return[5]	Period (000)	Net Assets	Net Assets	Waivers)	(Excluding Waivers)	Rate

17.53%	$22,766	0.75%	1.15%	0.92%	0.98%	18%
(36.46)	11,374	0.74	1.04	0.84	0.94	15
16.32	17,868	0.75	1.02	0.81	0.96	15
12.70	14,722	0.75	0.77	0.81	0.71	7
(2.17)	14,318	0.75	0.26	0.80	0.21	1
21.43	14,827	0.75	0.68	0.82	0.61	15

16.68%	$2,766	1.50%	0.48%	1.67%	0.31%	18%
(36.91)	3,101	1.48	0.30	1.58	0.20	15
15.39	5,287	1.50	0.28	1.56	0.22	15
11.96	4,320	1.50	0.02	1.56	(0.04)	7
(2.27)	3,388	1.50	(0.49)	1.55	(0.54)	1
20.60	3,533	1.50	(0.08)	1.57	(0.15)	15

17.29%	$12,212	1.00%	0.89%	1.17%	0.72%	18%
(36.66)	8,157	1.00	0.80	1.10	0.70	15
16.01	5,913	1.00	0.78	1.06	0.72	15
12.40	4,032	1.00	0.47	1.17	0.30	7
(2.18)	131	1.00	0.01	1.20	(0.19)	1
21.09	122	1.00	0.28	1.22	0.06	15

17.92%	$163,432	0.50%	1.47%	0.67%	1.30%	18%
(36.31)	177,038	0.49	1.29	0.59	1.19	15
16.52	333,784	0.50	1.29	0.56	1.23	15
13.05	333,636	0.50	1.03	0.56	0.97	7
(2.17)	342,072	0.50	0.51	0.55	0.46	1
21.82	353,354	0.50	0.92	0.57	0.85	15

First American Funds 2009 Annual Report   49

Financial Highlights   For a share outstanding throughout the indicated periods.

			Realized and
	Net Asset		Unrealized		Distributions			Net Asset
	Value	Net	Gains	Total from	from Net	Distributions		Value
	Beginning	Investment	(Losses) on	Investment	Investment	from Net	Total	End of
	of Period	Income (Loss)	Investments	Operations	Income	Realized Gains	Distributions	Period

Small Cap Index Fund[1]
Class A
2009[2]	$8.91	$0.06	$0.27	$0.33	$(0.07)	$(1.27)	$(1.34)	$7.90
2008[2]	15.37	0.13	(4.88)	(4.75)	(0.10)	(1.61)	(1.71)	8.91
2007[2]	16.23	0.14	1.13	1.27	(0.12)	(2.01)	(2.13)	15.37
2006[2]	14.12	0.07	2.56	2.63	(0.10)	(0.42)	(0.52)	16.23
2005[3]	14.57	—	(0.45)	(0.45)	—	—	—	14.12
2005[4]	13.38	0.07	2.17	2.24	(0.06)	(0.99)	(1.05)	14.57
Class C
2009[2]	$8.66	$0.01	$0.26	$0.27	$(0.04)	$(1.27)	$(1.31)	$7.62
2008[2]	15.02	0.04	(4.76)	(4.72)	(0.03)	(1.61)	(1.64)	8.66
2007[2]	15.92	0.03	1.10	1.13	(0.02)	(2.01)	(2.03)	15.02
2006[2]	13.88	(0.04)	2.51	2.47	(0.01)	(0.42)	(0.43)	15.92
2005[3]	14.34	(0.01)	(0.45)	(0.46)	—	—	—	13.88
2005[4]	13.26	(0.03)	2.10	2.07	—	(0.99)	(0.99)	14.34
Class R
2009[2]	$8.76	$0.04	$0.26	$0.30	$(0.06)	$(1.27)	$(1.33)	$7.73
2008[2]	15.16	0.10	(4.81)	(4.71)	(0.08)	(1.61)	(1.69)	8.76
2007[2]	16.04	0.11	1.11	1.22	(0.09)	(2.01)	(2.10)	15.16
2006[2]	13.97	0.03	2.53	2.56	(0.07)	(0.42)	(0.49)	16.04
2005[3]	14.43	—	(0.46)	(0.46)	—	—	—	13.97
2005[4]	13.31	0.04	2.11	2.15	(0.04)	(0.99)	(1.03)	14.43
Class Y
2009[2]	$8.92	$0.09	$0.25	$0.34	$(0.08)	$(1.27)	$(1.35)	$7.91
2008[2]	15.37	0.16	(4.88)	(4.72)	(0.12)	(1.61)	(1.73)	8.92
2007[2]	16.23	0.18	1.13	1.31	(0.16)	(2.01)	(2.17)	15.37
2006[2]	14.12	0.11	2.55	2.66	(0.13)	(0.42)	(0.55)	16.23
2005[3]	14.57	0.01	(0.46)	(0.45)	—	—	—	14.12
2005[4]	13.43	0.11	2.12	2.23	(0.10)	(0.99)	(1.09)	14.57

[1]	Per share data calculated using average shares outstanding method.

[2]	For the period November 1 to October 31 in the fiscal year indicated.

[3]	For the period October 1, 2005 to October 31, 2005. Effective in 2005, the fund’s fiscal year-end was changed from September 30 to October 31. All ratios for the period have been annualized, except total return and portfolio turnover.

[4]	For the period October 1 to September 30 in the year indicated.

[5]	Total return does not reflect sales charges. Total return would have been lower had certain expenses not been waived.

The accompanying notes are an integral part of the financial statements.

50   First American Funds 2009 Annual Report

				Ratio of	Ratio of Net
			Ratio of Net	Expenses	Investment
		Ratio of	Investment	to Average	Income (Loss)
	Net Assets	Expenses	Income (Loss)	Net Assets	to Average	Portfolio
Total	End of	to Average	to Average	(Excluding	Net Assets	Turnover
Return[5]	Period (000)	Net Assets	Net Assets	Waivers)	(Excluding Waivers)	Rate

6.34%	$8,591	0.82%	0.87%	1.66%	0.03%	22%
(34.15)	6,043	0.82	1.09	1.31	0.60	19
8.56	9,109	0.83	0.92	1.12	0.63	12
19.02	10,639	0.83	0.47	1.08	0.22	17
(3.09)	10,067	0.83	0.27	1.01	0.09	—
17.08	10,323	0.90	0.53	1.03	0.40	23

5.60%	$1,380	1.57%	0.17%	2.41%	(0.67)%	22%
(34.67)	1,531	1.57	0.34	2.06	(0.15)	19
7.78	2,916	1.58	0.17	1.87	(0.12)	12
18.15	2,662	1.58	(0.28)	1.83	(0.53)	17
(3.21)	2,068	1.58	(0.48)	1.76	(0.66)	—
15.84	2,256	1.65	(0.23)	1.78	(0.36)	23

6.08%	$2,512	1.07%	0.55%	1.91%	(0.29)%	22%
(34.33)	1,121	1.08	0.87	1.57	0.38	19
8.34	703	1.08	0.71	1.37	0.43	12
18.75	280	1.08	0.23	1.47	(0.16)	17
(3.19)	23	1.08	0.02	1.41	(0.31)	—
16.45	11	1.15	0.30	1.43	0.02	23

6.50%	$43,179	0.57%	1.19%	1.41%	0.35%	22%
(33.95)	54,932	0.57	1.33	1.06	0.84	19
8.84	114,343	0.58	1.16	0.87	0.87	12
19.32	135,802	0.58	0.72	0.83	0.47	17
(3.09)	153,572	0.58	0.52	0.76	0.34	—
16.93	164,156	0.65	0.78	0.78	0.65	23

First American Funds 2009 Annual Report   51

Notes to Financial Statements	October 31, 2009, all dollars and shares are rounded to thousands (000)

1 >	Organization

Equity Index Fund, Mid Cap Index Fund, and Small Cap Index Fund (each a “fund” and collectively, the “funds”) are mutual funds offered by First American Investment Funds, Inc. (“FAIF”), which is a member of the First American Family of Funds. As of October 31, 2009, FAIF offered 40 funds, including the funds listed above. FAIF is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. FAIF’s articles of incorporation permit the funds’ board of directors to create additional funds in the future. Equity Index Fund, Mid Cap Index Fund, and Small Cap Index Fund are each diversified open-end management investment companies.

FAIF offers Class A, Class C, Class R, and Class Y shares. Class A shares are sold with a front-end sales charge. Class C shares may be subject to a contingent deferred sales charge for 12 months. Class R shares have no sales charge and are offered only through certain tax-deferred retirement plans. Class Y shares have no sales charge and are offered only to qualifying institutional investors and certain other qualifying accounts. Prior to the close of business on June 30, 2008, each fund offered Class B shares. Subsequent to that date, no new or additional investments are allowed in Class B shares, except for permitted exchanges and any reinvested dividends. Class B shares are subject to a contingent deferred sales charge for six years and automatically convert to Class A shares after eight years.

The funds’ prospectus provides descriptions of each fund’s investment objective, principal investment strategies, and principal risks. All classes of shares in a fund have identical voting, dividend, liquidation, and other rights, and the same terms and conditions, except that certain fees and expenses, including distribution and shareholder servicing fees, may differ among classes. Each class has exclusive voting rights on any matters relating to that class’s servicing or distribution arrangements.

2 >	Summary of Significant Accounting Policies

The significant accounting policies followed by the funds are as follows:

SECURITY VALUATIONS – Security valuations for the funds’ investments are furnished by an independent pricing service that has been approved by the funds’ board of directors. Investments in equity securities that are traded on a national securities exchange (or reported on the Nasdaq national market system) are stated at the last quoted sales price if readily available for such securities on each business day. For securities traded on the Nasdaq national market system, the funds utilize the Nasdaq Official Closing Price which compares the last trade to the bid/ask range of a security. If the last trade falls within the bid/ask range, then that price will be the closing price. If the last trade is outside the bid/ask range, and falls above the ask, then the ask will be the closing price. If the last trade is below the bid, then the bid will be the closing price. Other equity securities traded in the over-the-counter market and listed equity securities for which no sale was reported on that date are stated at the last quoted bid price. Investments in open-end funds are valued at their respective net asset values on the valuation date.

Debt obligations exceeding 60 days to maturity are valued by an independent pricing service. The pricing service may employ methodologies that utilize actual market transactions, broker-dealer supplied valuations, or other formula-driven valuation techniques. These techniques generally consider such factors as yields or prices of bonds of comparable quality, type of issue, coupon, maturity, ratings, and general market conditions. Securities for which prices are not available from an independent pricing service, but where an active market exists, are valued using market quotations obtained from one or more dealers that make markets in the securities or from a widely used quotation system. Debt obligations with 60 days or less remaining until maturity may be valued at their amortized cost, which approximates fair value.

The following investment vehicles, when held by a fund, are priced as follows: Exchange listed futures and options on futures are priced at their last sale price on the exchange on which they are principally traded, as determined by FAF Advisors, Inc. (“FAF Advisors”), on the day the valuation is made. If there were no sales on that day, futures and options on futures will be valued at the last reported bid price. Options on securities, indices, and currencies traded on Nasdaq or listed on a stock exchange, whether domestic or foreign, are valued at the last sale price on Nasdaq or on any exchange on the day the valuation is made. If there were no sales on that day, the options will be valued at the last sale price on the previous valuation date. Last sale prices are obtained from an independent pricing service. Forward contracts and over-the-counter options on securities, indices, and currencies are valued at the quotations received from an independent pricing service, if available.

When market quotations are not readily available, securities are internally valued at fair value as determined in good faith by procedures established and approved by the funds’ board of directors. Some of the factors which may be considered in determining fair value are fundamental analytical data relating to the investment; the nature and duration of any restrictions on disposition; trading in similar securities of the same issuer or comparable companies; information from broker-dealers; and an evaluation of the forces that influence the market in which the securities are purchased and sold. If events occur that materially affect the value of securities (including non-U.S. securities) between the close of trading in those securities and the close of regular trading on the New York Stock Exchange, the securities will be valued at fair value. As of October 31, 2009, Small Cap Index Fund held internally fair valued securities with a total fair value of $0 or 0.0% of the fund’s total net assets.

52   First American Funds 2009 Annual Report

Generally accepted accounting principles (GAAP) require disclosures regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or technique. These principles establish a three-tier fair value hierarchy for inputs used in measuring fair value. Fair value inputs are summarized in the 3 broad levels listed below:

Level 1 – Quoted prices in active markets for identical securities.

Level 2 – Other significant observable inputs (including quoted prices for similar securities, with similar interest rates, prepayment speeds, credit risk, etc.).

Level 3 – Significant unobservable inputs (including a fund’s own assumptions in determining the fair value of investments). Generally, the types of securities included in Level 3 of a fund are securities for which there is limited or no observable fair value inputs available, and as such the fair value is determined through independent broker quotations or management’s fair value procedures established by the funds’ board of directors.

The valuation levels are not necessarily an indication of the risk associated with investing in these investments.

As of October 31, 2009, each fund’s investments were classified as follows:

				Total
Equity Index Fund	Level 1	Level 2	Level 3	Fair Value

Common Stocks	$960,545	$—	$—	$960,545
Short-Term Investments	174,829	6,400	—	181,229

Total Investments in Securities	$1,135,374	$6,400	$—	$1,141,774

				Total
Mid Cap Index Fund	Level 1	Level 2	Level 3	Fair Value

Common Stocks	$183,939	$—	$—	$183,939
Warrants	—	—	—	—
Short-Term Investments	54,745	2,320	—	57,065

Total Investments in Securities	$238,684	$2,320	$—	$241,004

				Total
Small Cap Index Fund	Level 1	Level 2	Level 3	Fair Value

Common Stocks	$50,467	$—	$—	$50,467
Warrants	—	—	—	—
Rights	—	—	—	—
Closed-End Fund	7	—	—	7
Short-Term Investments	15,894	920	—	16,814

Total Investments in Securities	$66,368	$920	$—	$67,288

See each fund’s Schedule of Investments for further industry breakout.

As of October 31, 2009, each fund’s investments in other financial instruments* were classified as follows:

				Total
Fund	Level 1	Level 2	Level 3	Fair Value

Equity Index Fund	$(366)	$—	$—	$(366)
Mid Cap Index Fund	(497)	—	—	(497)
Small Cap Index Fund	(322)	—	—	(322)

*	Other financial instruments include futures, which are valued at the unrealized appreciation (depreciation) on the instrument.

The following is a reconciliation of Level 3 investments for which significant unobservable inputs were used to determine fair value:

	Equity	Mid Cap	Small Cap
	Index	Index	Index
	Fund	Fund	Fund

Balance as of October 31, 2008	$—	$—	$0
Realized gain (loss)	—	—	0
Net change in unrealized appreciation or depreciation	—	—	0
Net purchases (sales)	—	—	0
Transfers in and/or out of Level 3	—	—	0
Balance as of October 31, 2009	$—	$—	$0

Net change in unrealized appreciation or depreciation of Level 3 securities as of October 31, 2009	—	—	0

First American Funds 2009 Annual Report   53

Notes to Financial Statements	October 31, 2009, all dollars and shares are rounded to thousands (000)

SECURITY TRANSACTIONS AND INVESTMENT INCOME – For financial statement purposes, the funds record security transactions on the trade date of the security purchase or sale. Dividend income is recorded on the ex-dividend date. Interest income, including amortization of bond premium and discount, is recorded on an accrual basis. Security gains and losses are determined on the basis of identified cost, which is the same basis used for federal income tax purposes. The resulting gain/loss is calculated as the difference between the sales price and the underlying cost of the security on the transaction date.

DISTRIBUTIONS TO SHAREHOLDERS – Distributions from net investment income are declared and paid annually for Mid Cap Index Fund and Small Cap Index Fund and quarterly for Equity Index Fund. Distributions are payable in cash or reinvested in additional shares of the fund. Any net realized capital gains on sales of a fund’s securities are distributed to shareholders at least annually.

FEDERAL TAXES – Each fund is treated as a separate taxable entity. Each fund intends to continue to qualify as a regulated investment company as provided in Subchapter M of the Internal Revenue Code, as amended, and to distribute all taxable income, if any, to its shareholders. Accordingly, no provision for federal income taxes is required.

As of October 31, 2009, the funds did not have any tax positions that did not meet the “more-likely-than-not” threshold of being sustained by the applicable tax authority. Generally, tax authorities can examine all tax returns filed for the last three years.

Net investment income and net realized gains (losses) may differ for financial statement and tax purposes because of temporary or permanent book-to-tax differences. These differences are primarily due to losses deferred from wash sales, the tax recognition of mark to market gains (losses) on open futures contracts, proceeds from securities litigation, and the sale of real estate investment trust securities (“REITs”). To the extent these differences are permanent, reclassifications are made to the appropriate equity accounts in the period in which the differences arise.

On the Statements of Assets and Liabilities the following reclassifications were made:

	Accumulated	Undistributed
	Net Realized	Net Investment	Portfolio
Fund	Gain (Loss)	Income	Capital

Equity Index Fund	$18	$(145)	$127
Mid Cap Index Fund	247	(247)	—
Small Cap Index Fund	21	(21)	—

The character of distributions paid during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. In addition, due to the timing of dividend distributions, the fiscal period or year in which the amounts are distributed may differ from the period or year that the income or realized gains (losses) are recorded by the funds. The tax character of distributions paid during the fiscal years ended October 31, 2009 and October 31, 2008, were as follows:

	October 31, 2009

	Ordinary	Long Term
Fund	Income	Gain	Total

Equity Index Fund	$22,266	$—	$22,266
Mid Cap Index Fund	1,563	11,208	12,771
Small Cap Index Fund	506	7,475	7,981

	October 31, 2008

	Ordinary	Long Term
Fund	Income	Gain	Total

Equity Index Fund	$29,606	$35,841	$65,447
Mid Cap Index Fund	3,585	34,722	38,307
Small Cap Index Fund	1,739	10,901	12,640

As of October 31, 2009, the components of accumulated earnings (deficit) on a tax basis were as follows:

			Accumulated
	Undistributed	Undistributed	Capital and	Unrealized	Total
	Ordinary	Long Term	Post October	Appreciation	Accumulated
Fund	Income	Capital Gains	Losses	(Depreciation)	Earnings (Deficit)

Equity Index Fund	$966	$2,047	$—	$206,673	$209,686
Mid Cap Index Fund	1,323	—	(11,978)	(3,629)	(14,284)
Small Cap Index Fund	291	—	(8,379)	(850)	(8,938)

54   First American Funds 2009 Annual Report

The differences between book and tax basis unrealized appreciation (depreciation) are primarily due to the tax deferral of losses on wash sales and the amount of gain (loss) recognized for tax purposes due to mark-to-market adjustments on open futures contracts.

As of October 31, 2009, Mid Cap Index Fund and Small Cap Index Fund had capital loss carryforwards of $11,978 and $8,379 respectively, which if not offset by subsequent capital gains, will expire in 2017.

DERIVATIVES – The funds may invest in derivative financial instruments in order to manage risk or gain exposure to various other investments or markets. The funds’ investment objectives allow the funds to enter into various types of derivatives contracts. Derivatives may contain various risks including the potential inability of the counterparty to fulfill their obligations under the terms of the contract, the potential for an illiquid secondary market, and the potential for market movements which may expose the funds to gains or losses in excess of the amounts shown on the Statement of Assets and Liabilities.

FUTURES TRANSACTIONS – The funds are subject to equity price risk, interest rate risk, and foreign currency exchange rate risk in the normal course of pursuing its investment objectives. In order to gain exposure or protect against changes in the market and to maintain sufficient liquidity to meet redemption requests, each fund may enter into futures contracts. Upon entering into a futures contract, the fund is required to deposit cash or pledge U.S. Government securities. The margin required for a futures contract is set by the exchange on which the contract is traded. Subsequent payments, which are dependent on the daily fluctuations in the value of the underlying security or securities, are made or received by the fund each day (daily variation margin) and are recorded as unrealized gains (losses) until the contract is closed. When the contract is closed, the fund records a realized gain (loss) equal to the difference between the proceeds from (or cost of) the closing transaction and the fund’s basis in the contract.

Risks of entering into futures contracts, in general, include the possibility that there will not be a perfect price correlation between the futures contracts and the underlying securities. Second, it is possible that a lack of liquidity for futures contracts could exist in the secondary market, resulting in an inability to close a futures position prior to its maturity date. Third, the purchase of a futures contract involves the risk that a fund could lose more than the original margin deposit required to initiate a futures transaction. These contracts involve market risk in excess of the amount reflected in the fund’s Statement of Assets and Liabilities. Unrealized gains (losses) on outstanding positions in futures contracts held at the close of the year will be recognized as capital gains (losses) for federal income tax purposes.

The funds’ outstanding futures contracts as of October 31, 2009, are disclosed in the Schedule of Investments.

For the fiscal year ended October 31, 2009, the quarterly average gross notional amounts of the derivatives held by the funds were:

Futures/
Fund	Long

Equity Index Fund	$24,983
Mid Cap Index Fund	11,473
Small Cap Index Fund	4,298

As of October 31, 2009, the funds’ fair values of derivative instruments categorized by risk exposure were classified as follows:

	Statement of
	Assets and Liabilities	Equity	Mid Cap	Small Cap
	Location	Index Fund	Index Fund	Index Fund

Liability Derivatives
Equity Contracts	Payables, Net Assets--Unrealized Depreciation*	$366	$497	$322

Balance as of October 31, 2009		$366	$497	$322

*	Includes cumulative appreciation/depreciation of futures contracts as reported in the footnotes to the funds’ Schedule of Investments. Only the current day’s variation margin is reported within the Statements of Assets and Liabilities.

The effect of derivative instruments on the Statements of Operations for the fiscal year ended October 31, 2009:

Amount of realized gain (loss) on derivatives recognized in income:

Equity Index Fund	Futures

Equity Contracts	$2,686

Mid Cap Index Fund	Futures

Equity Contracts	$(2,979)

Small Cap Index Fund	Futures

Equity Contracts	$(288)

Change in unrealized appreciation on derivatives recognized in income:

Equity Index Fund	Futures

Equity Contracts	$2,540

Mid Cap Index Fund	Futures

Equity Contracts	$2,869

First American Funds 2009 Annual Report   55

Notes to Financial Statements	October 31, 2009, all dollars and shares are rounded to thousands (000)

Small Cap Index Fund	Futures

Equity Contracts	$246

ILLIQUID OR RESTRICTED SECURITIES – A security may be considered illiquid if it lacks a readily available market. Securities are generally considered liquid if they can be sold or disposed of in the ordinary course of business within seven days at approximately the price at which the security is valued by the fund. Illiquid securities may be valued under methods approved by the funds’ board of directors as reflecting fair value. Each fund intends to invest no more than 15% of its total net assets (determined at the time of purchase and reviewed periodically) in illiquid securities. Certain restricted securities may be considered illiquid. Restricted securities are often purchased in private placement transactions, are not registered under the Securities Act of 1933, may have contractual restrictions on resale, and may be valued under methods approved by the funds’ board of directors as reflecting fair value. Certain restricted securities eligible for resale to qualified institutional investors, including Rule 144A securities, are not subject to the limitation on a fund’s investment in illiquid securities if they are determined to be liquid in accordance with procedures adopted by the funds’ board of directors. At October 31, 2009, Small Cap Index Fund had investments in illiquid securities with a total value of $0 or 0.0% of total net assets.

Information concerning illiquid securities, including restricted securities considered to be illiquid, is as follows:

		Dates	Cost
Small Cap Index Fund	Shares	Acquired	Basis

Greenhunter Energy, Warrants	—*	6/08	—
Indevus Pharmaceuticals, Escrow Shares	4	3/09	—
Lantronix, Warrants	—*	5/08	—
Winthrop Realty Trust, Rights	—*	6/06-12/08	—

*	Due to the presentation of the financial statements in thousands, this number rounds to zero.

SECURITIES LENDING – In order to generate additional income, each fund may lend securities representing up to one-third of the value of its total assets (which includes collateral for securities on loan) to broker-dealers, banks, or other institutional borrowers of securities. Each fund’s policy is to receive collateral from the borrower in the form of cash, U.S. Government securities, or other high-grade debt obligations equal to at least 100% of the value of securities loaned. If the value of the securities on loan increases, additional collateral is received from the borrower. As with other extensions of credit, there may be risks of delay in recovery of the securities or even loss of rights in the collateral should the borrower of the security fail financially.

U.S. Bank National Association (“U.S. Bank”), the parent company of the funds’ advisor, serves as the securities lending agent for the funds in transactions involving the lending of portfolio securities on behalf of the funds. U.S. Bank acts as the securities lending agent pursuant to, and subject to compliance with conditions contained in, an exemptive order issued by the Securities and Exchange Commission (“SEC”). U.S. Bank receives fees as a percentage of each fund’s net income from securities lending transactions. Collateral for securities on loan is invested in a money market fund administered by FAF Advisors and FAF Advisors receives an administration fee equal to 0.02% of such money market fund’s average daily net assets. Securities lending fees paid to U.S. Bank by the funds during the fiscal year ended October 31, 2009, were as follows:

Fund	Amount

Equity Index Fund	$400
Mid Cap Index Fund	89
Small Cap Index Fund	46

Income from securities lending is recorded on the Statements of Operations as securities lending income net of fees paid to U.S. Bank.

SECURITY LITIGATION SETTLEMENTS – Income from settlement proceeds related to portfolio securities no longer included in the portfolio is recorded as an adjustment to realized gains or losses when cash is received. Adjustments made during the fiscal year ended October 31, 2009, were as follows:

Fund	Amount

Equity Index Fund	$583
Mid Cap Index Fund	34
Small Cap Index Fund	108

EXPENSES – Expenses that are directly related to one of the funds are charged directly to that fund. Other operating expenses are allocated to the funds on several bases, including evenly across all funds, allocated based on relative net assets of all funds within the First American Family of Funds, or a combination of both methods. Class specific expenses, such as distribution fees and shareholder servicing fees, are borne by that class. Income, other expenses, and realized and unrealized gains and losses of a fund are allocated to each respective class in proportion to the relative net assets of each class.

INTERFUND LENDING PROGRAM – Pursuant to an exemptive order issued by the SEC, the funds, along with other registered investment companies in the First American Family of Funds, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating funds. The funds did not have any interfund lending transactions during the fiscal year ended October 31, 2009.

DEFERRED COMPENSATION PLAN – Under a Deferred Compensation Plan (the “Plan”), non-interested directors of the First American Family of Funds may participate and elect to defer receipt of part or all of their annual compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of

56   First American Funds 2009 Annual Report

open-end First American Funds, as designated by each director. All amounts in the Plan are 100% vested and accounts under the Plan are obligations of the funds. Deferred amounts remain in the funds until distributed in accordance with the Plan.

USE OF ESTIMATES IN PREPARATION OF FINANCIAL STATEMENTS – The preparation of financial statements, in conformity with U.S. generally accepted accounting principles, requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported results of operations during the reporting period. Actual results could differ from those estimates.

EVENTS SUBSEQUENT TO FISCAL YEAR END – Management has evaluated fund related events and transactions that occurred subsequent to October 31, 2009, through December 22, 2009, the date of issuance of the funds’ financial statements. There were no events or transactions that occurred during this period that materially impacted the amounts or disclosures in the funds’ financial statements.

3 >	Fees and Expenses

INVESTMENT ADVISORY FEES – Pursuant to an investment advisory agreement (the “Agreement”), FAF Advisors manages each fund’s assets and furnishes related office facilities, equipment, research, and personnel. The Agreement requires each fund to pay FAF Advisors a monthly fee based upon average daily net assets. The annual fee for Equity Index Fund, Mid Cap Index Fund, and Small Cap Index Fund is 0.25%, 0.25%, and 0.40%, respectively. FAF Advisors has agreed to contractually waive fees and reimburse other fund expenses through February 28, 2010, so that total annual fund operating expenses, excluding indirect fees and expenses incurred through investment in exchange traded funds and other investment companies, as a percentage of average daily net assets, do not exceed the following amounts:

	Share Class

Fund	A	B	C	R	Y

Equity Index Fund	0.62%	1.37%	1.37%	0.87%	0.37%
Mid Cap Index Fund	0.75	N/A	1.50	1.00	0.50
Small Cap Index Fund	0.83	N/A	1.58	1.08	0.58

  N/A = Not Applicable

The funds may invest in related money market funds that are series of First American Funds, Inc., subject to certain limitations. In order to avoid the payment of duplicative investment advisory fees to FAF Advisors, which acts as the investment advisor to both the investing funds and the related money market funds, FAF Advisors will reimburse each investing fund an amount equal to that portion of FAF Advisors’ investment advisory fee received from the related money market funds that is attributable to the assets of the investing fund. This reimbursement, if any, is included in “Fee waivers” in the Statement of Operations.

ADMINISTRATION FEES – FAF Advisors serves as the funds’ administrator pursuant to an administration agreement between FAF Advisors and the funds. U.S. Bancorp Fund Services, LLC (“USBFS”) serves as sub-administrator pursuant to a sub-administration agreement between USBFS and FAF Advisors. FAF Advisors is a subsidiary of U.S. Bank. Both U.S. Bank and USBFS are direct subsidiaries of U.S. Bancorp. Under the administration agreement, FAF Advisors is compensated to provide, or compensates other entities to provide, services to the funds. These services include various legal, oversight, administrative, and accounting services. The funds pay FAF Advisors administration fees, which are calculated daily and paid monthly, equal to each fund’s pro rata share of an amount equal, on an annual basis, to 0.25% of the aggregate average daily net assets of all open-end funds in the First American Family of Funds up to $8 billion, 0.235% on the next $17 billion of the aggregate average daily net assets, 0.22% on the next $25 billion of the aggregate average daily net assets, and 0.20% of the aggregate average daily net assets in excess of $50 billion. All fees paid to the sub-administrator are paid from the administration fee. In addition to these fees, the funds may reimburse FAF Advisors and the sub-administrator for any out-of-pocket expenses incurred in providing administration services.

TRANSFER AGENT FEES – USBFS serves as the funds’ transfer agent pursuant to a transfer agent agreement with FAIF. The funds are charged transfer agent fees on a per shareholder account basis, subject to a minimum fee per share class. These fees are charged to each fund based upon the number of accounts within that fund. In addition to these fees, the funds may reimburse USBFS for out-of-pocket expenses incurred in providing transfer agent services.

CUSTODIAN FEES – U.S. Bank serves as the funds’ custodian pursuant to a custodian agreement with FAIF. The custodian fee charged for each fund is equal to an annual rate of 0.005% of average daily net assets. All fees are computed daily and paid monthly.

Under the custodian agreement, interest earned on uninvested cash balances is used to reduce a portion of each fund’s custodian expenses. These credits, if any, are disclosed as “Indirect payments from the custodian” in the Statement of Operations. Conversely, the custodian charges a fee for any cash overdrafts incurred, which will increase the fund’s custodian expenses. For the fiscal year ended October 31, 2009, custodian fees for Equity Index Fund, Mid Cap Index Fund, and Small Cap Index Fund were not increased as a result of overdrafts and were not decreased as a result of interest earned.

DISTRIBUTION AND SHAREHOLDER SERVICING (12B-1) FEES – Quasar Distributors, LLC (“Quasar”), a subsidiary of U.S. Bancorp, serves as distributor of the funds pursuant to a distribution agreement with FAIF. Under the distribution agreement, and pursuant to a plan adopted by each fund under rule 12b-1 of the Investment Company Act, each fund

First American Funds 2009 Annual Report   57

Notes to Financial Statements	October 31, 2009, all dollars and shares are rounded to thousands (000)

pays Quasar a monthly distribution and/or shareholder servicing fee equal to an annual rate of 0.25%, 1.00%, 1.00% and 0.50% of each fund’s average daily net assets attributable to Class A, Class B, Class C, and Class R shares, respectively. Class Y shares pay no distribution or shareholder servicing fees. These fees may be used by Quasar to provide compensation for sales support, distribution activities, and/or shareholder servicing activities.

Under the distribution agreement, the following amounts were retained by affiliates of FAF Advisors for the fiscal year ended October 31, 2009:

Fund	Amount

Equity Index Fund	$167
Mid Cap Index Fund	20
Small Cap Index Fund	8

OTHER FEES AND EXPENSES – In addition to investment advisory fees, administration fees, transfer agent fees, custodian fees, and distribution and shareholder servicing fees, each fund is responsible for paying other operating expenses including: legal, auditing, registration fees, postage and printing of shareholder reports, fees and expenses of independent directors, insurance, and other miscellaneous expenses. For the fiscal year ended October 31, 2009, legal fees and expenses of $15 were paid to a law firm of which an Assistant Secretary of the funds is a partner.

CONTINGENT DEFERRED SALES CHARGES – A contingent deferred sales charge (“CDSC”) is imposed on redemptions made in Class B shares. The CDSC varies depending on the number of years from time of payment for the purchase of Class B shares until the redemption of such shares. Class B shares automatically convert to Class A shares after eight years.

CDSC as a Percentage
of Dollar Amount
Year Since Purchase	Subject to Charge

First	5.00%
Second	5.00
Third	4.00
Fourth	3.00
Fifth	2.00
Sixth	1.00
Seventh	—
Eighth	—

A CDSC of 1.00% is imposed on redemptions made in Class C shares for the first twelve months.

The CDSC for Class B shares and Class C shares is imposed on the value of the purchased shares or the value at the time of redemption, whichever is less.

For the fiscal year ended October 31, 2009, total front-end sales charges and CDSCs retained by affiliates of FAF Advisors for distributing the funds’ shares were as follows:

Fund	Amount

Equity Index Fund	$54
Mid Cap Index Fund	4
Small Cap Index Fund	1

58   First American Funds 2009 Annual Report

4 >	Capital Share Transactions

FAIF has 370 billion shares of $0.0001 par value capital stock authorized. Capital share transactions for the funds were as follows:

	Equity		Mid Cap		Small Cap
	Index Fund		Index Fund		Index Fund

	Year	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended	Ended
	10/31/09	10/31/08	10/31/09	10/31/08	10/31/09	10/31/08

Class A:
Shares issued	950	868	1,515	387	765	168
Shares issued in lieu of cash distributions	133	244	123	130	130	77
Shares redeemed	(1,484)	(2,065)	(535)	(368)	(485)	(160)

Total Class A transactions	(401)	(953)	1,103	149	410	85

Class B:
Shares issued	2	31	5	9	1	12
Shares issued in lieu of cash distributions	9	28	11	17	15	11
Shares redeemed	(223)	(427)	(148)	(40)	(96)	(27)

Total Class B transactions	(212)	(368)	(132)	(14)	(80)	(4)

Class C:
Shares issued	48	47	32	67	20	11
Shares issued in lieu of cash distributions	7	18	24	39	30	23
Shares redeemed	(152)	(193)	(117)	(90)	(46)	(51)

Total Class C transactions	(97)	(128)	(61)	16	4	(17)

Class R:
Shares issued	338	398	802	685	274	107
Shares issued in lieu of cash distributions	12	10	86	49	30	7
Shares redeemed	(308)	(123)	(524)	(182)	(107)	(32)

Total Class R transactions	42	285	364	552	197	82

Class Y:
Shares issued	10,499	12,669	5,103	2,915	1,908	1,954
Shares issued in lieu of cash distributions	593	1,273	838	1,357	483	400
Shares redeemed	(21,437)	(19,533)	(8,845)	(5,510)	(3,096)	(3,632)

Total Class Y transactions	(10,345)	(5,591)	(2,904)	(1,238)	(705)	(1,278)

Net decrease in capital shares	(11,013)	(6,755)	(1,630)	(535)	(174)	(1,132)

Class B shares converted to Class A shares (reflected as Class A shares issued and Class B shares redeemed) during the fiscal year ended October 31, 2009 and the fiscal year ended October 31, 2008, as follows:

	Fiscal	Fiscal
	Year Ended	Year Ended
Fund	10/31/09	10/31/08

Equity Index Fund	131	188
Mid Cap Index Fund	129	4
Small Cap Index Fund	84	4

5 >	Investment Security Transactions

During the fiscal year ended October 31, 2009, purchases of securities and proceeds from sales of securities other than temporary investments in short-term securities, were as follows:

Fund	Purchases	Sales

Equity Index Fund	$90,186	$257,661
Mid Cap Index Fund	29,357	50,505
Small Cap Index Fund	9,815	18,519

6 >	Indemnifications

The funds enter into contracts that contain a variety of indemnifications. The funds’ maximum exposure under these arrangements is unknown. However, the funds have not had prior claims or losses pursuant to these contracts and expect the risk of loss to be remote.

7 >	Redemption-in-Kind Transaction

On August 1, 2008, $65,171 was redeemed from Equity Index Fund as a redemption-in-kind transaction. In this transaction, the fund distributed a proportionate amount of securities in the fund’s portfolio to the U.S. Bancorp Pension Plan. Remaining shareholders in the fund did not recognize any additional capital gains from the transactions.

First American Funds 2009 Annual Report   59

Notice to Shareholders	October 31, 2009 (unaudited)

TAX INFORMATION

The information set forth below is for each fund’s fiscal year as required by federal laws. Most shareholders, however, must report distributions on a calendar year basis for income tax purposes, which may include distributions for portions of two fiscal years of a fund. Accordingly, the information needed for income tax purposes will be sent in early 2010 on Form 1099-DIV. Please consult your tax advisor for proper treatment of this information.

For the fiscal year ended October 31, 2009, each fund has designated long term capital gains and ordinary income with regard to distributions paid during the period as follows:

	Long Term	Ordinary
	Capital Gains	Income	Total
	Distributions	Distributions	Distributions
Fund	(Tax Basis)[1]	(Tax Basis)[1]	(Tax Basis)[2]

Equity Index Fund	0.00%	100.00%	100.00%
Mid Cap Index Fund	87.76	12.24	100.00
Small Cap Index Fund	93.66	6.34	100.00

[1]	Based on a percentage of the fund’s total distributions. The funds may also designate as distributions from long-term capital gains, to the extent necessary to fully distribute those gains, earnings and profits distributed to shareholders on their redemption of shares.

[2]	None of the distributions made by these funds are eligible for the dividends received deduction or are characterized as qualified dividend income.

Shareholder Notification of Federal Tax Status:

Each fund has designated the following percentages of the ordinary income distributions during the fiscal year ended October 31, 2009 as dividends qualifying for the dividends received deduction available to corporate shareholders:

Fund

Equity Index Fund	100.00%
Mid Cap Index Fund	98.59
Small Cap Index Fund	86.60

In addition, each fund has designated the following percentages of the ordinary income distributions from net investment income during the fiscal year ended October 31, 2009 as qualified dividend income available to individual shareholders under the Jobs and Growth Tax Relief Reconciliation Act of 2003:

Fund

Equity Index Fund	100.00%
Mid Cap Index Fund	99.21
Small Cap Index Fund	90.86

Additional Information Applicable to Foreign Shareholders Only:

The percentage of ordinary income distributions that are designated as interest-related dividends under Internal Revenue Code Section 871(k)(1)(c) for each fund were as follows:

Fund

Equity Index Fund	0.66%
Mid Cap Index Fund	4.89
Small Cap Index Fund	7.15

The percentage of ordinary income distributions that are designated as short-term capital gain distributions under Internal Revenue Code Section 871(k)(2)(c) for each fund were as follows:

Fund

Equity Index Fund	0.00%
Mid Cap Index Fund	0.00
Small Cap Index Fund	0.00

60   First American Funds 2009 Annual Report

HOW TO OBTAIN A COPY OF THE FUNDS’ PROXY VOTING POLICIES AND PROXY VOTING RECORD

A description of the policies and procedures that the funds use to determine how to vote proxies relating to portfolio securities, as well as information regarding how the funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, is available at firstamericanfunds.com and on the Securities and Exchange Commission’s website at www.sec.gov. A description of the funds’ policies and procedures is also available without charge, upon request, by calling 800.677.FUND.

FORM N-Q HOLDINGS INFORMATION

Each fund is required to file its complete schedule of portfolio holdings for the first and third quarters of each fiscal year with the Securities and Exchange Commission on Form N-Q. The funds’ Forms N-Q are available without charge (1) upon request by calling 800.677.FUND and (2) on the Securities and Exchange Commission’s website at www.sec.gov. In addition, you may review and copy the funds’ Forms N-Q at the Commission’s Public Reference Room in Washington, D.C. You may obtain information on the operation of the Public Reference Room by calling 1.800.SEC.0330.

APPROVAL OF THE FUNDS’ INVESTMENT ADVISORY AGREEMENT

The Board of Directors of the Funds (the “Board”), which is comprised entirely of independent directors, oversees the management of each Fund and, as required by law, determines annually whether to renew the Funds’ advisory agreement with FAF Advisors, Inc. (“FAF Advisors”).

At a meeting on May 5-7, 2009, the Board considered information relating to the Funds’ investment advisory agreement with FAF Advisors (the “Agreement”). In advance of the meeting, the Board received materials relating to the Agreement, and had the opportunity to ask questions and request further information in connection with its consideration. At a subsequent meeting on June 16-18, 2009, the Board concluded its consideration of and approved the Agreement through June 30, 2010.

Although the Agreement, which is with First American Investment Funds, Inc., relates to all of the Funds, the Board separately considered and approved the Agreement with respect to each Fund. In considering the Agreement, the Board, advised by independent legal counsel, reviewed and considered the factors it deemed relevant, including: (1) the nature, quality and extent of FAF Advisors’ services to each Fund, (2) the investment performance of the Funds, (3) the profitability of FAF Advisors related to the Funds, including an analysis of FAF Advisors’ cost of providing services and comparative expense information, (4) whether economies of scale may be realized as the Funds grow and whether fee levels are adjusted to enable Fund investors to share in these potential economies of scale, and (5) other benefits that accrue to FAF Advisors through its relationship with the Funds. In its deliberations, the Board did not identify any single factor which alone was responsible for the Board’s decision to approve the Agreement with respect to any Fund.

Before approving the Agreement, the Board met in executive session with its independent counsel on numerous occasions to consider the materials provided by FAF Advisors and the terms of the Agreement. Based on its evaluation of those materials, the Board concluded that the Agreement is fair and in the best interests of the shareholders of each Fund. In reaching its conclusions, the Board considered the following:

Nature, Quality and Extent of Investment Advisory Services

The Board examined the nature, quality and extent of the services provided by FAF Advisors to each Fund. The Board reviewed FAF Advisors’ key personnel who provide investment management services to each Fund as well as the fact that, under the Agreement, FAF Advisors has the authority and responsibility to make and execute investment decisions for each Fund within the framework of that Fund’s investment policies and restrictions, subject to review by the Board. The Board further considered that FAF Advisors’ duties with respect to each Fund include: (i) investment research and security selection, (ii) adherence to (and monitoring compliance with) the Fund’s investment policies and restrictions and the Investment Company Act of 1940, and (iii) monitoring the performance of the various organizations providing services to the Funds, including the Funds’ distributor, sub-administrator, transfer agent and custodian. Finally, the Board considered FAF Advisors’ representation that the services provided by FAF Advisors under the Agreement are the types of services customarily provided by investment advisors in the fund industry. The Board also considered compliance reports about FAF Advisors from the Funds’ Chief Compliance Officer.

Based on the foregoing, the Board concluded that each Fund is likely to benefit from the nature, quality and extent of the services provided by FAF Advisors under the Agreement.

First American Funds 2009 Annual Report   61

Notice to Shareholders	October 31, 2009 (unaudited)

Investment Performance of the Funds

The Board considered the performance of each Fund on a gross-of-expenses basis, including comparative information provided by an independent data service, regarding the median performance of a group of comparable funds selected by that data service (the “performance universe”) and how each Fund performed versus its benchmark index. The performance periods reviewed by the Board all ended on February 28, 2009.

Equity Index Fund. The Board considered that the Fund outperformed its performance universe median and its benchmark index for the one-, three-, five- and ten-year periods. The Board concluded that, in light of the Fund’s competitive performance, it would be in the interest of the Fund and its shareholders to renew the Agreement.

Mid Cap Index Fund. The Board considered that the Fund outperformed its performance universe median and its benchmark index for the one-, three- and five-year periods. The Board concluded that, in light of the Fund’s competitive performance, it would be in the interest of the Fund and its shareholders to renew the Agreement.

Small Cap Index Fund. The Board considered that the Fund outperformed its benchmark index for the one-, three- and five-year periods. The Board also considered that the Fund outperformed its performance universe median for the one-year period, though it underperformed its performance universe median for the three- and five-year periods. The Board considered that, in light of the Fund’s competitive performance, it would be in the interest of the Fund and its shareholders to renew the Agreement.

Costs of Services and Profits Realized by FAF Advisors

The Board reviewed FAF Advisors’ costs in serving as the Funds’ investment manager, including the costs associated with the personnel and systems necessary to manage the Funds. The Board also considered the profitability of FAF Advisors and its affiliates resulting from their relationship with each Fund. The Board compared fee and expense information for each Fund to fee and expense information for comparable funds managed by other advisors. The Board also reviewed advisory fees for other funds advised or sub-advised by FAF Advisors and for private accounts managed by FAF Advisors. The Board found that while the management fees for FAF Advisors’ institutional separate accounts are generally lower than the management fees charged by FAF Advisors to mutual funds, mutual funds receive additional services from FAF Advisors that separate accounts do not receive.

Using information provided by an independent data service, the Board also evaluated each Fund’s advisory fee compared to the median advisory fee for other mutual funds similar in size, character and investment strategy, and each Fund’s total expense ratio after waivers compared to the median total expense ratio of comparable funds. In connection with its review of Fund fees and expenses, the Board considered FAF Advisors’ pricing philosophy. FAF Advisors attempts generally to maintain each Fund’s total operating expenses at a level that approximates the median of a peer group of funds selected by an independent data service. In addition, FAF Advisors has committed to waive its investment advisory fees to the extent necessary to maintain the Funds’ total expense ratios at levels generally in line with their respective peer groups.

Further detail considered by the Board regarding the advisory fees and total expense ratios of each Fund is set forth below:

Equity Index Fund. The Board considered that the Fund’s advisory fee, after waivers, is only one basis point higher than the peer group median. The Board also considered that the Fund’s total expense ratio, after waivers, was higher than the peer group median, though consistent with FAF Advisors’ pricing philosophy. The Board took note of FAF Advisors’ commitment to continue to monitor the total expenses of the Fund with the objective of reducing such expenses and aligning the Fund’s total expenses to its peer group median. Given the Fund’s strong investment performance and the competitive advisory fee, the Board concluded that the Fund’s advisory fee and total expense ratio are reasonable in light of the services provided.

Mid Cap Index Fund. The Board considered that the Fund’s advisory fee, after waivers, is lower than the peer group median and that the Fund’s total expense ratio, after waivers, is slightly higher than the peer group median, though consistent with FAF Advisors’ pricing philosophy. Given the Fund’s strong investment performance, the Board concluded that the Fund’s advisory fee and total expense ratio are reasonable in light of the services provided.

Small Cap Index Fund. The Board considered that the Fund’s advisory fee, after waivers, and the Fund’s total expense ratio, after waivers, are lower than the peer group median. The Board concluded that the Fund’s advisory fee and total expense ratio are reasonable in light of the services provided.

Economies of Scale in Providing Investment Advisory Services

The Board considered the extent to which each Fund’s investment advisory fee reflects economies of scale for the benefit of Fund shareholders. Based on information provided by FAF Advisors, the Board noted that profitability likely will increase as assets grow over time. The Board considered that, although the Funds do not have advisory fee breakpoints in place, FAF

62   First American Funds 2009 Annual Report

Advisors has committed to waive advisory fees to the extent necessary to keep each Fund’s total expenses generally in line with the median total expenses of a peer group of funds as selected by an independent data service. The Board considered information presented by FAF Advisors to support its assertion that the median total expense ratio of a Fund’s peer group should reflect the effect of any breakpoints in the advisory fee schedules of the funds in that group and any economies of scale which those funds realize. Therefore, by capping a Fund’s total expense ratio at a level close to the median, Fund shareholders will effectively receive the benefit of any breakpoints in the comparable funds’ advisory fee schedules and any such economies of scale. In light of FAF Advisors’ commitment to keep total Fund expenses competitive, the Board concluded that it would be reasonable and in the best interest of each Fund and its shareholders to renew the Agreement.

Other Benefits to FAF Advisors

In evaluating the benefits that accrue to FAF Advisors through its relationship with the Funds, the Board noted that FAF Advisors and certain of its affiliates serve the Funds in various capacities, including as investment advisor, administrator, transfer agent, distributor, custodian and securities lending agent, and receive compensation from the Funds in connection with providing services to the Funds. The Board considered that each service provided to the Funds by FAF Advisors or one of its affiliates is pursuant to a written agreement, which the Board evaluates periodically as required by law.

The Board also considered FAF Advisors’ use of the Funds’ portfolio brokerage transactions to obtain research. The Board concluded, based on its own review and on representations of FAF Advisors and the Chief Compliance Officer, that FAF Advisors’ use of “soft” commission dollars was consistent with regulatory requirements.

After full consideration of these factors, the Board concluded that approval of the Agreement was in the best interest of each Fund and its shareholders.

First American Funds 2009 Annual Report   63

Notice to Shareholders	October 31, 2009 (unaudited)

Directors and Officers of the Funds

Independent Directors
Other
	Position(s)	Term of Office		Number of Portfolios	Directorships
Name, Address, and	Held	and Length of	Principal Occupation(s)	in Fund Complex	Held by
Year of Birth	with Funds	Time Served	During Past 5 Years	Overseen by Director	Director †

Benjamin R. Field III P.O. Box 1329 Minneapolis, MN 55440-1329 (1938)	Director	Term expiring earlier of death, resignation, removal, disqualification, or successor duly elected and qualified. Director of FAIF since September 2003	Retired	First American Funds Complex: twelve registered investment companies, including fifty-eight portfolios	None

Roger A. Gibson P.O. Box 1329 Minneapolis, MN 55440-1329 (1946)	Director	Term expiring earlier of death, resignation, removal, disqualification, or successor duly elected and qualified. Director of FAIF since October 1997	Director, Charterhouse Group, Inc., a private equity firm, since October 2005; Advisors/Consultant, Future Freighttm, a logistic/supply chain company; Trustee, National Jewish Health; Board Member/Co-founder, Shades of Blue, an aviation-related youth development organization; Vice President and Chief Operating Officer, Cargo-United Airlines, from July 2001 until retirement in November 2005	First American Funds Complex: twelve registered investment companies, including fifty-eight portfolios	None

Victoria J. Herget P.O. Box 1329 Minneapolis, MN 55440-1329 (1951)	Director	Term expiring earlier of death, resignation, removal, disqualification, or successor duly elected and qualified. Director of FAIF since September 2003	Investment consultant and non-profit board member; Board Chair, United Educators Insurance Company	First American Funds Complex: twelve registered investment companies, including fifty-eight portfolios	None

John P. Kayser P.O. Box 1329 Minneapolis, MN 55440-1329 (1949)	Director	Term expiring earlier of death, resignation, removal, disqualification, or successor duly elected and qualified. Director of FAIF since October 2006	Retired; Principal from 1983 to 2004, William Blair & Company, LLC, a Chicago-based investment firm	First American Funds Complex: twelve registered investment companies, including fifty-eight portfolios	None

Leonard W. Kedrowski P.O. Box 1329 Minneapolis, MN 55440-1329 (1941)	Director	Term expiring earlier of death, resignation, removal, disqualification, or successor duly elected and qualified. Director of FAIF since November 1993	Owner and President, Executive and Management Consulting, Inc., a management consulting firm; Board member, GC McGuiggan Corporation (dba Smyth Companies), a label printer; member, investment advisory committee, sisters of the Good Shepherd	First American Funds Complex: twelve registered investment companies, including fifty-eight portfolios	None

Richard K. Riederer P.O. Box 1329 Minneapolis, MN 55440-1329 (1944)	Director	Term expiring earlier of death, resignation, removal, disqualification, or successor duly elected and qualified. Director of FAIF since August 2001	Owner and Chief Executive Officer, RKR Consultants, Inc., a consulting company providing advice on business strategy, mergers and acquisitions; non-profit board member since 2005	First American Funds Complex: twelve registered investment companies, including fifty-eight portfolios	Cliffs Natural Resources, Inc. (a producer of iron ore pellets and coal)

Joseph D. Strauss P.O. Box 1329 Minneapolis, MN 55440-1329 (1940)	Director	Term expiring earlier of death, resignation, removal, disqualification, or successor duly elected and qualified. Director of FAIF since April 1991	Attorney At Law; Owner and President, Strauss Management Company, a Minnesota holding company for various organizational management business ventures; Owner, Chairman, and Chief Executive Officer, Community Resource Partnerships, Inc., a corporation engaged in strategic planning, operations management, government relations, transportation planning, and public relations; Owner, Chairman, and Chief Executive Officer, Excensus,tm LLC, a demographic planning and application development firm	First American Funds Complex: twelve registered investment companies, including fifty-eight portfolios	None

64   First American Funds 2009 Annual Report

Independent Directors – concluded
Other
	Position(s)	Term of Office		Number of Portfolios	Directorships
Name, Address, and	Held	and Length of	Principal Occupation(s)	in Fund Complex	Held by
Year of Birth	with Funds	Time Served	During Past 5 Years	Overseen by Director	Director †

Virginia L. Stringer P.O. Box 1329 Minneapolis, MN 55440-1329 (1944)	Chair; Director	Chair Term three years. Directors Term expiring earlier of death, resignation, removal, disqualification, or successor duly elected and qualified. Chair of FAIF’s Board since September 1997; Director of FAIF since September 1987	Governance consultant and non-profit board member; former Owner and President, Strategic Management Resources, Inc., a management consulting firm; Chair, St. Paul Riverfront Corporation, since 2005	First American Funds Complex: twelve registered investment companies, including fifty-eight portfolios	None

James M. Wade P.O. Box 1329 Minneapolis, MN 55440-1329 (1943)	Director	Term expiring earlier of death, resignation, removal, disqualification, or successor duly elected and qualified. Director of FAIF since August 2001	Owner and President, Jim Wade Homes, a homebuilding company	First American Funds Complex: twelve registered investment companies, including fifty-eight portfolios	None

†	Includes only directorships in a company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act or subject to the requirements of Section 15(d) of the Securities Exchange Act, or any company registered as an investment company under the Investment Company Act.

The Statement of Additional Information (SAI) includes additional information about fund directors and is available upon request without charge by calling 800.677.FUND or writing to First American Funds, P.O. Box 1330, Minneapolis, Minnesota, 55440-1330.

First American Funds 2009 Annual Report   65

Notice to Shareholders	October 31, 2009 (unaudited)

Officers
	Position(s)	Term of Office
Name, Address, and	Held	and Length of
Year of Birth	with Funds	Time Served	Principal Occupation(s) During Past 5 Years

Thomas S. Schreier, Jr. FAF Advisors, Inc. 800 Nicollet Mall Minneapolis, MN 55402 (1962)*	President	Re-elected by the Board annually; President of FAIF since February 2001	Chief Executive Officer, FAF Advisors, Inc.; Chief Investment Officer, FAF Advisors, Inc., since September 2007

Jeffery M. Wilson FAF Advisors, Inc. 800 Nicollet Mall Minneapolis, MN 55402 (1956)*	Vice President – Administration	Re-elected by the Board annually; Vice President – Administration of FAIF since March 2000	Senior Vice President, FAF Advisors, Inc.

Charles D. Gariboldi, Jr. FAF Advisors, Inc. 800 Nicollet Mall Minneapolis, MN 55402 (1959)*	Treasurer	Re-elected by the Board annually; Treasurer of FAIF since December 2004	Mutual Funds Treasurer, FAF Advisors, Inc., since October 2004; prior thereto, Vice President – Investment Accounting and Fund Treasurer, Thrivent Financial for Lutherans

Jill M. Stevenson FAF Advisors, Inc. 800 Nicollet Mall Minneapolis, MN 55402 (1965)*	Assistant Treasurer	Re-elected by the Board annually; Assistant Treasurer of FAIF since September 2005	Mutual Funds Assistant Treasurer, FAF Advisors, Inc., since September 2005; prior thereto, Director and Senior Project Manager, FAF Advisors, Inc.

David H. Lui FAF Advisors, Inc. 800 Nicollet Mall Minneapolis, MN 55402 (1960)*	Chief Compliance Officer	Re-elected by the Board annually; Chief Compliance Officer of FAIF since March 2005	Chief Compliance Officer, FAF Advisors, Inc., since March 2005; prior thereto, Chief Compliance Officer, Franklin Advisors, Inc., and Chief Compliance Counsel, Franklin Templeton Investments

Jason K. Mitchell FAF Advisors, Inc. 800 Nicollet Mall Minneapolis, MN 55402 (1976)*	Anti-Money Laundering Officer	Re-elected by the Board annually; Anti-Money Laundering Officer of FAIF since December 2008 and from September 2006 through August 2008	Compliance Manager, FAF Advisors, Inc., since June 2006; prior thereto, Compliance Analyst, FAF Advisors, Inc., from October 2004 to June 2006

Kathleen L. Prudhomme FAF Advisors, Inc. 800 Nicollet Mall Minneapolis, MN 55402 (1953)*	Secretary	Re-elected by the Board annually; Secretary of FAIF since December 2004; prior thereto, Assistant Secretary of FAIF since September 1998	Deputy General Counsel, FAF Advisors, Inc., since November 2004; prior thereto, Partner, Dorsey & Whitney LLP, a Minneapolis-based law firm

James D. Alt Dorsey & Whitney LLP 50 South Sixth Street Suite 1500, Minneapolis, MN 55402 (1951)	Assistant Secretary	Re-elected by the Board annually; Assistant Secretary of FAIF since December 2004; prior thereto, Secretary of FAIF since June 2002; Assistant Secretary of FAIF from September 1998 through June 2002	Partner, Dorsey & Whitney LLP, a Minneapolis-based law firm

James R. Arnold U.S. Bancorp Fund Services, LLC 615 E. Michigan Street Milwaukee, WI 53202 (1957)*	Assistant Secretary	Re-elected by the Board annually; Assistant Secretary of FAIF since June 2003	Senior Vice President, U.S. Bancorp Fund Services, LLC

Richard J. Ertel FAF Advisors, Inc. 800 Nicollet Mall Minneapolis, MN 55402 (1967)*	Assistant Secretary	Re-elected by the Board annually; Assistant Secretary of FAIF since June 2006 and from June 2003 through August 2004	Counsel, FAF Advisors, Inc., since May 2006; prior thereto, Counsel, Ameriprise Financial Services, Inc., September 2004 to May 2006

Michael W. Kremenak FAF Advisors, Inc. 800 Nicollet Mall Minneapolis, MN 55402 (1978)*	Assistant Secretary	Re-elected by the Board annually; Assistant Secretary of FAIF since February 2009	Counsel, FAF Advisors Inc., since January 2009; prior thereto, Associate, Skadden, Arps, Slate, Meagher & Flom LLP, a New York city-based law firm, from September 2005 to January 2009

*	Messrs. Schreier, Wilson, Gariboldi, Lui, Mitchell, Ertel, and Kremenak, Ms. Stevenson and Ms. Prudhomme are each officers and/or employees of FAF Advisors, Inc., which serves as investment adviser and administrator for FAIF. Mr. Arnold is an officer of U.S. Bancorp Fund Services, LLC, which is a subsidiary of U.S. Bancorp and which serves as transfer agent for FAIF.

66   First American Funds 2009 Annual Report

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First American Funds’ Privacy Policy

We want you to understand what information we collect and how it’s used.

“Nonpublic personal information” is nonpublic information that we obtain while providing financial products or services to you.

Why we collect your information
We gather nonpublic personal information about you and your accounts so that we can:

•	Know who you are and prevent unauthorized access to your information.
•	Design and improve the products we offer.
•	Comply with the laws and regulations that govern us.

The types of information we collect
We may collect the following nonpublic personal information about you:

•	Information about your identity, such as your name, address, and social security number
•	Information about your transactions with us
•	Information you provide on applications, such as your beneficiaries

Confidentiality and security
We operate through service providers. We require our service providers to restrict access to nonpublic personal information about you to those employees who need that information in order to provide products or services to you. We also require them to maintain physical, electronic, and procedural safeguards that comply with applicable federal standards and regulations to guard your information.

What information we disclose
We may share all of the nonpublic personal information that we collect about you with our affiliated providers of financial services, including our family of funds and their advisor, and with companies that perform marketing services on our behalf.

We’re permitted by law to disclose nonpublic personal information about you to other third parties in certain circumstances. For example, we may disclose nonpublic personal information about you to affiliated and nonaffiliated third parties to assist us in servicing your account (e.g., mailing of fund-related materials) and to government entities (e.g., IRS for tax purposes).

We’ll continue to adhere to the privacy policies and practices described here even after your account is closed or becomes inactive.

Additional rights and protections

You may have other privacy protections under applicable state laws, such as California and Vermont. To the extent that these state laws apply, we will comply with them when we share information about you. This privacy policy does not apply to your relationship with other financial service providers, such as broker-dealers. We may amend this privacy notice at any time, and we will inform you of changes as required by law.

Our pledge applies to products and services offered by:

• First American Funds, Inc.	• American Select Portfolio Inc.
• First American Investment Funds, Inc.	• American Municipal Income Portfolio Inc.
• First American Strategy Funds, Inc.	• Minnesota Municipal Income Portfolio Inc.
• American Strategic Income Portfolio Inc.	• First American Minnesota Municipal Income Fund II, Inc.
• American Strategic Income Portfolio Inc. II	• American Income Fund, Inc.
• American Strategic Income Portfolio Inc. III

NOT FDIC INSURED NO BANK GUARANTEE MAY LOSE VALUE

Board of Directors  First American Investment Funds, Inc.

Virginia Stringer

Chairperson of First American Investment Funds, Inc.
Governance Consultant; Chair of Saint Paul Riverfront Corporation; former Owner and President of Strategic Management Resources, Inc.

Benjamin Field III

Director of First American Investment Funds, Inc.
Retired; former Senior Financial Advisor, Senior Vice President,
Chief Financial Officer, and Treasurer of Bemis Company, Inc.

Roger Gibson

Director of First American Investment Funds, Inc.
Director of Charterhouse Group, Inc.

Victoria Herget

Director of First American Investment Funds, Inc.
Investment Consultant; Chair of United Educators Insurance Company; former
Managing Director of Zurich Scudder Investments

John Kayser

Director of First American Investment Funds, Inc.
Retired; former Principal, Chief Financial Officer, and Chief Administrative Officer of William Blair & Company, LLC

Leonard Kedrowski

Director of First American Investment Funds, Inc.
Owner and President of Executive and Management Consulting, Inc.

Richard Riederer

Director of First American Investment Funds, Inc.
Owner and Chief Executive Officer of RKR Consultants, Inc.

Joseph Strauss

Director of First American Investment Funds, Inc.
Owner and President of Strauss Management Company

James Wade

Director of First American Investment Funds, Inc.
Owner and President of Jim Wade Homes

First American Investment Funds’ Board of Directors is comprised entirely of independent directors.

First American Funds
P.O. Box 1330
Minneapolis, MN 55440-1330

This report and the financial statements contained herein are not intended to be a forecast of future events, a guarantee of future results, or investment advice. Further, there is no assurance that certain securities will remain in or out of each fund’s portfolio. The views expressed in this report reflect those of the portfolio managers only through the period ended October 31, 2009. The portfolio managers views are subject to change at any time based upon market or other conditions. This report is for the information of shareholders of the First American Investment Funds, Inc. It may also be used as sales literature when preceded or accompanied by a current prospectus, which contains information concerning investment objectives, risks, and charges and expenses of the funds. Read the prospectus carefully before investing.
The figures in this report represent past performance and do not guarantee future results. The principal value of an investment and investment return will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

INVESTMENT ADVISOR
       FAF Advisors, Inc.
       800 Nicollet Mall
       Minneapolis, Minnesota 55402

ADMINISTRATOR
       FAF Advisors, Inc.
       800 Nicollet Mall
       Minneapolis, Minnesota 55402

TRANSFER AGENT
       U.S. Bancorp Fund Services, LLC
       615 East Michigan Street
       Milwaukee, Wisconsin 53202
CUSTODIAN U.S. Bank National Association 60 Livingston Avenue St. Paul, Minnesota 55101 DISTRIBUTOR Quasar Distributors, LLC 615 East Michigan Street Milwaukee, Wisconsin 53202
INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
       Ernst & Young LLP
       220 South Sixth Street
       Suite 1400
       Minneapolis, Minnesota 55402

COUNSEL
       Dorsey & Whitney LLP
       50 South Sixth Street
       Suite 1500
       Minneapolis, Minnesota 55402

In an attempt to reduce shareholder costs and help eliminate duplication, First American Funds will try to limit their mailing to one report for each address that lists one or more shareholders with the same last name. If you would like additional copies, please call First American Investor Services at 800.677.FUND or visit firstamericanfunds.com.

0202-09  12/2009  AR-INDEX

FIRST AMERICAN FUNDS.

October 31, 2009

2009 ANNUAL REPORT

REFINING CORPORATION

Quantitative Funds

Mutual fund investing involves risk; principal loss is possible.

First American Funds’ quantitative funds are actively managed using our proprietary macro quant process, which projects individual stock performance based on multiple factors and current economic conditions. Stocks selected using this process could underperform if the current performance of the factors differs from their historic performance. Turnover, expenses, and taxes will be similar to other actively managed funds.

 NOT FDIC INSURED NO BANK GUARANTEE MAY LOSE VALUE

Message to Shareholders  December 7, 2009

Dear Shareholders:

We invite you to take a few minutes to review the results of the fiscal year ended October 31, 2009.

This report includes portfolio commentaries, comparative performance graphs and tables, complete listings of portfolio holdings, and additional fund information. We hope you will find this helpful in monitoring your investment portfolio.

Also, through our website, firstamericanfunds.com, we provide quarterly performance fact sheets on all First American Funds, the economic outlook as viewed by our senior investment officers, and other information about fund investments and portfolio strategies.

Please contact your financial professional if you have questions about First American Funds or contact First American Investor Services at 800.677.FUND.

We appreciate your investment with First American Funds and look forward to serving your financial needs in the future.

Sincerely,

Virginia L. Stringer Chairperson of the Board First American Investment Funds, Inc.	Thomas S. Schreier, Jr. President First American Investment Funds, Inc.

First American Funds 2009 Annual Report   1

Explanation of Financial Statements

As a shareholder in First American Funds, you receive shareholder reports semiannually. We strive to present this financial information in an easy-to-understand format; however, for many investors, the information contained in this shareholder report may seem very technical. So, we would like to take this opportunity to explain several sections of the shareholder report.

The Schedule of Investments details all of the securities held in the fund and their related dollar values on the last day of the reporting period. Securities are usually presented by type (common stock, bonds, etc.) and by industry classification (banking, communications, etc.). This information is useful for analyzing how your fund’s assets are invested and seeing where your portfolio manager believes the best opportunities exist to meet your objectives. Holdings are subject to change without notice and do not constitute a recommendation of any individual security. The Notes to the Financial Statements provide additional details on how the securities are valued.

The Statement of Assets and Liabilities lists the assets and liabilities of the fund and presents the fund’s net asset value (“NAV”) per share on the last day of the reporting period. The NAV is calculated by dividing the fund’s net assets (assets minus liabilities) by the number of shares outstanding. The investments, as presented in the Schedule of Investments, comprise substantially all of the fund’s assets. Other assets include cash and receivables for items such as income earned by the fund but not yet received. Liabilities include payables for items such as fund expenses incurred but not yet paid.

The Statement of Operations details the dividends and interest income earned from securities as well as the expenses incurred by the fund during the reporting period. Fund expenses may be reduced through fee waivers or reimbursements. This statement reflects total expenses before any waivers or reimbursements, the amount of waivers and reimbursements (if any), and the net expenses. This statement also shows the net realized and unrealized gains and losses from investments owned during the period. The Notes to Financial Statements provide additional details on investment income and expenses of the fund.

The Statement of Changes in Net Assets describes how the fund’s net assets were affected by its operating results, distributions to shareholders, and shareholder transactions during the reporting period. This statement is important to investors because it shows exactly what caused the fund’s net asset size to change during the period.

The Financial Highlights provide a per-share breakdown of the components that affected the fund’s NAV for the current and past reporting periods. It also shows total return, expense ratios, net investment income ratios, and portfolio turnover rates. The net investment income ratios summarize the income earned less expenses, divided by the average net assets. The expense ratios represent the percentage of average net assets that were used to cover operating expenses during the period. Expense ratios can vary across funds for a number of reasons, including differences in advisory fees and the average shareholder account size. The portfolio turnover rate represents the percentage of the fund’s holdings that have changed over the course of the period, and gives an idea of how long the fund holds onto a particular security. A 100% turnover rate implies that an amount equal to the value of the entire portfolio is turned over in a year through the purchase and sale of securities.

The Notes to Financial Statements disclose the organizational background of the fund, its significant accounting policies, federal tax information, fees and compensation paid to affiliates, and significant risks and contingencies.

We hope this guide to your shareholder report will help you get the most out of this important resource. You can visit First American Funds’ website for other useful information on each of our funds, including fund prices, performance, fund manager bios, dividends, and downloadable fact sheets. For more information, call First American Investor Services at 800.677.FUND or visit firstamericanfunds.com.

2   First American Funds 2009 Annual Report

Quantitative Large Cap Core Fund

Investment Objective: to provide, over the long term, a total return that exceeds that of the S&P 500 Index*

How did the fund perform for the fiscal year ended October 31, 2009?
The First American Quantitative Large Cap Core Fund (the “fund”), Class Y shares, returned 10.13% for the fiscal year ended October 31, 2009 (Class A shares returned 9.87% without taking the sales charge into account). By comparison, the fund’s benchmark, the S&P 500 Index*, returned 9.80% for the same period.

How did market conditions affect stock market performance during the fiscal year?
The U.S. economy appears to have emerged from the most severe recession of the postwar era during the third quarter of 2009. Gross Domestic Product expanded at a 2.8% annual rate during the quarter, and leading indicators currently suggest that positive growth will be maintained during the final quarter of the year and into 2010. Despite the return to positive growth since midyear, the unemployment rate has continued to rise and reached a new cyclical high of 10.2% in October. The continued increase in the unemployment rate reflects both a historical pattern, where it is common for the unemployment rate to reach its peak after economic activity has reached its trough during the cycle, as well as the subdued pace of the growth recovery to date. In order for the unemployment rate to decline in a sustained manner, economic growth needs to exceed the economy’s potential growth and this set of circumstances has yet to occur. The severity of the recession has left high levels of unutilized resources in the industrial sector and property markets, and the labor market as well. The combined effect of this broad-based resource underutilization has resulted in downward pressure on inflation trends throughout 2009. This trend is expected to remain in place in 2010. The exceptionally high level of unemployment and muted inflation trends have led the Federal Reserve (“the Fed”) to cut its target overnight lending rate to a range of 0% to 0.25% and engage in a host of nontraditional easing activities, including large-scale purchases of mortgage securities. These activities have resulted in a significant increase in the monetary base, which along with other policy initiatives have worked to restore normal functioning in intrabank funding markets and have supported a broad-based improvement in financial conditions. This policy stance is expected to persist well into 2010 in an effort to support financial conditions and an ongoing recovery in economic activity.

As a result of the broad-based easing of monetary policy and mortgage-related asset purchases by the Fed, equity markets began moving higher after reaching the low in March, anticipating that these actions would ease financial strains and contribute to a stabilization and improvement in economic and corporate earnings performance. Subsequent economic data and earnings reports validated the initial expectations and have contributed to further gains in the equity markets as the fiscal year progressed.

What worked for the fund and why?
During the early part of the fiscal year, as U.S. equity markets were in a state of advanced turmoil, concerns spread that distress in the banking system might cause a general breakdown in American business. Our measures of the financial system’s negative outlook caused us to successfully underweight the financials sector late in 2008 relative to the benchmark. An underweight in energy, as well as a defensive overweight in healthcare stocks, were also very helpful. These sector calls were the most significant drivers of performance during the fiscal year.

*	Unlike mutual funds, index returns do not reflect any expenses, transaction costs, or cash flow effects.

 Top 10 Holdings as of October 31, 20091 (% of net assets)

First American Prime Obligations Fund, Class Z	4.6%
Exxon Mobil	3.3
Microsoft	2.9
Pfizer	2.0
Chevron	1.8
IBM	1.7
Johnson & Johnson	1.7
Proctor & Gamble	1.6
JPMorgan Chase	1.6
General Electric	1.5

 Sector Allocation as of October 31, 20091 (% of net assets)

Information Technology	25.8%
Financials	16.2
Healthcare	13.3
Energy	10.0
Industrials	7.6
Consumer Staples	6.8
Consumer Discretionary	5.1
Utilities	4.4
Materials	2.7
Telecommunication Services	2.1
Short-Term Investments	6.0
Other Assets and Liabilities, Net[2]	0.0

100.0%

[1]	Fund Holdings and sector allocations are subject to change and are not recommendations to buy or sell any security. Allocations reflect the fund’s exposure to each sector through direct investments and do not reflect the impact on sector allocation of holding derivative instruments, such as futures. See note 2 in Notes to Financial Statements and the fund’s Schedule of Investments for derivatives held at October 31, 2009.

[2]	Investments typically comprise substantially all of the fund’s net assets. Other assets and liabilities include receivables and payables on derivative instruments based on mark-to-market adjustments as well as receivables for items such as income earned but not yet received and payables for items such as fund expenses incurred but not yet paid.

First American Funds 2009 Annual Report   3

Quantitative Large Cap Core Fund

Less dramatic were our views of how the negative overall conditions would spread to non-financial sectors, which led us to seek lower-risk stocks during this period. The portfolio beta, or measure of volatility, dipped briefly below 0.9, which, all else being equal, would cause the portfolio to decline only 0.9% for every 1.0% decline in the market. This proved to be a successful approach.

In early March, as investors showed renewed confidence in equity opportunities, stocks experienced a sharp rally. By early April, we had revised our earlier, more defensive position in equities to experience full sensitivity to market changes, allowing the fund to capture the majority of the rebound.

Aspects of our investment style, chiefly our emphasis on stocks with lower price/earnings ratios (i.e., the current price of the stock divided by the company’s trailing 12 months’ earnings per share) also helped boost performance.

What did not work for the fund and why?
We attempt to minimize individual stock risk by diversifying*. During this fiscal year, however, stock selection was a detractor. The underweight in financials was very helpful in leading us to avoid underperformers Citicorp and Bank of America but harmful for strong performers JPMorgan Chase and Goldman Sachs. The largest single detracting name, however, was Apple. Although our risk-control discipline kept us from avoiding the stock entirely, our measures did not anticipate its meteoric success in the year.

What strategic moves were made by the fund and why?
We believe the models proved their mettle through this most difficult of markets by pulling into a conservative stance, then returning the portfolio to a slightly cautious stance. Although conventional wisdom holds that technology companies have volatile earnings and high price/earnings ratios, we have nonetheless moved to a significant overweight in technology stocks. While the fund has benefited from an underweight to financials in the past, the opportunities in the sector are now more favorable; the fund, therefore, held more financials than its benchmark at the end of the fiscal year.

*	Diversification does not assure a profit or protect against a loss in a declining market.

4   First American Funds 2009 Annual Report

Quantitative Large Cap Core Fund

 Annual Performance1,2

	October 31, 2009		September 30, 2009*
	1 year	Since Inception	1 year	Since Inception
		7/31/2007		7/31/2007
Average annual return with sales charge (POP)
Class A	3.85%	(14.39)%	(12.03)%	(14.07)%

Class C	8.05%	(12.88)%	(8.56)%	(12.46)%
Average annual return without sales charge (NAV)
Class A	9.87%	(12.21)%	(6.92)%	(11.79)%

Class C	9.05%	(12.88)%	(7.64)%	(12.46)%

Class Y	10.13%	(12.01)%	(6.69)%	(11.58)%

S&P 500 Index[3]	9.80%	(11.96)%	(6.91)%	(11.64)%

The performance data quoted on this page represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the fund may be lower or higher than the performance data quoted. Performance data current to the most recent month-end may be obtained by calling 800.677.FUND.

[1]	Total returns at net asset value (“NAV”) reflect performance over the time period indicated without including the fund’s maximum sales charge and assume reinvestment of all distributions at NAV.

Total returns at public offering price (“POP”) reflect performance over the time period indicated including the maximum sales charge of 5.50% for Class A shares and the maximum contingent deferred sales charge of 1.00% for Class C shares for the relevant period. Total returns assume reinvestment of all distributions at NAV.

As reflected in the prospectus for the fiscal year ended October 31, 2008, the fund’s total annual operating expense ratio, before waivers and including the expenses of other investment companies in which the fund invests, if any (“acquired fund fees and expenses”), for Class A, Class C, and Class Y shares was 1.19%, 1.94%, and 0.94%, respectively. The advisor has contractually agreed to waive fees through February 28, 2010 so that total annual fund operating expenses, not including any acquired fund fees and expenses, for Class A, Class C, and Class Y shares do not exceed 0.70%, 1.45%, and 0.45%, respectively. These fee waivers may be terminated at any time after February 28, 2010, at the discretion of the advisor. Prior to that time, such waivers may not be terminated without the approval of the fund’s board of directors.

*	This table represents average annual total returns through the latest calendar quarter – rather than through the end of the fiscal period.

 Value of $10,000 Investment1,2,4  as of October 31, 2009

Quantitative Large Cap Core Fund, Class A (NAV)	$7,459

Quantitative Large Cap Core Fund, Class A (POP)	$7,047

S&P 500 Index[3]	$7,506

This chart illustrates the total value of an assumed $10,000 investment in the fund’s Class A shares (from 7/31/2007 to 10/31/2009) as compared to the S&P 500 Index3.

[2]	Performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. Performance reflects fee waivers that were in effect during the periods indicated. In the absence of such fee waivers, total returns would be reduced. Index performance is for illustrative purposes only and does not reflect any expenses, transaction costs, or cash flow effects. Direct investment in the index is not available.

[3]	An unmanaged, market capitalization-weighted index based on the average weighted performance of 500 widely held large-cap common stocks.

[4]	Performance for Class C and Class Y shares is not presented. Performance for these classes will vary due to their different expense structures.

First American Funds 2009 Annual Report   5

Quantitative Large Cap Growth Fund

Investment Objective: to provide, over the long term, a total return that exceeds that of the Russell 1000 Growth Index*

How did the fund perform for the fiscal year ended October 31, 2009?
The First American Quantitative Large Cap Growth Fund (the “fund”), Class Y shares, returned 15.42% for the fiscal year ended October 31, 2009 (Class A shares returned 15.09% without taking the sales charge into account). By comparison, the fund’s benchmark, the Russell 1000 Growth Index*, returned 17.51% for the same period.

How did market conditions affect stock market performance during the fiscal year?
The U.S. economy appears to have emerged from the most severe recession of the postwar era during the third quarter of 2009. Gross Domestic Product expanded at a 2.8% annual rate during the quarter, and leading indicators currently suggest that positive growth will be maintained during the final quarter of the year and into 2010. Despite the return to positive growth since midyear, the unemployment rate has continued to rise and reached a new cyclical high of 10.2% in October. The continued increase in the unemployment rate reflects both a historical pattern, where it is common for the unemployment rate to reach its peak after economic activity has reached its trough during the cycle, as well as the subdued pace of the growth recovery to date. In order for the unemployment rate to decline in a sustained manner, economic growth needs to exceed the economy’s potential growth and this set of circumstances has yet to occur. The severity of the recession has left high levels of unutilized resources in the industrial sector and property markets, and the labor market as well. The combined effect of this broad-based resource underutilization has resulted in downward pressure on inflation trends throughout 2009. This trend is expected to remain in place in 2010. The exceptionally high level of unemployment and muted inflation trends have led the Federal Reserve (“the Fed”) to cut its target overnight lending rate to a range of 0% to 0.25% and engage in a host of nontraditional easing activities, including large-scale purchases of mortgage securities. These activities have resulted in a significant increase in the monetary base, which along with other policy initiatives have worked to restore normal functioning in intrabank funding markets and have supported a broad-based improvement in financial conditions. This policy stance is expected to persist well into 2010 in an effort to support financial conditions and an ongoing recovery in economic activity.

As a result of the broad-based easing of monetary policy and mortgage-related asset purchases by the Fed, equity markets began moving higher after reaching the low in March, anticipating that these actions would ease financial strains and contribute to a stabilization and improvement in economic and corporate earnings performance. Subsequent economic data and earnings reports validated the initial expectations and have contributed to further gains in the equity markets as the fiscal year progressed.

What worked for the fund and why?
The fund employs three main strategies: portfolio beta (sensitivity to market moves), sectors, and styles. All three strategies were helpful for the fund, especially our choices to reduce beta (i.e., lower the volatility of the holdings) during the early part of the period. By mid-January, we had reduced the beta to 0.93 and continued to lower it as markets sank lower, yet restored it to near-market levels by mid-April. For such a tumultuous time, this proved to be successful management of beta.

*	Unlike mutual funds, index returns do not reflect any expenses, transaction costs, or cash flow effects.

 Top 10 Holdings as of October 31, 20091 (% of net assets)

Microsoft	4.4%
IBM	3.1
Apple	2.6
Google, Class A	2.4
First American Prime Obligations Fund, Class Z	2.3
Cisco Systems	2.3
Johnson & Johnson	2.2
Hewlett-Packard	2.0
Procter & Gamble	1.8
Oracle	1.8

 Sector Allocation as of October 31, 20091 (% of net assets)

Information Technology	39.2%
Healthcare	17.0
Consumer Staples	11.5
Industrials	7.5
Consumer Discretionary	7.2
Financials	7.0
Materials	2.7
Energy	2.2
Utilities	1.9
Telecommunication Services	0.7
Short-Term Investments	2.9
Other Assets and Liabilities, Net[2]	0.2

100.0%

[1]	Sector allocations are subject to change and are not recommendations to buy or sell any security. Allocations reflect the fund’s exposure to each sector through direct investments and do not reflect the impact on sector allocation of holding derivative instruments, such as futures. See note 2 in Notes to Financial Statements and the fund’s Schedule of Investments for derivatives held at October 31, 2009.

[2]	Investments typically comprise substantially all of the fund’s net assets. Other assets and liabilities include receivables and payables on derivative instruments based on mark-to-market adjustments as well as receivables for items such as income earned but not yet received and payables for items such as fund expenses incurred but not yet paid.

6   First American Funds 2009 Annual Report

Quantitative Large Cap Growth Fund

Our sector choices were also helpful. In the early part of the fiscal year, we successfully steered the fund to be significantly overweight in healthcare and underweight in transportation names (which were then dominated by the rapidly shrinking U.S. auto producers) relative to the benchmark.

Finally, we gained modestly from our choices of investment style. Our most successful call was in avoiding stocks whose value was boosted by market momentum. Our models have found that in recessions and other challenging environments, companies frequently change leadership. Such changes can serve as catalysts that galvanize underperforming stocks, making a “contrarian” approach – one that seeks out promising underperformers – more likely to succeed. Our next most successful style was to emphasize stocks with a lower price-earnings ratio (i.e., the current price of the stock divided by the company’s trailing 12 months’ earnings per share) than that of the fund’s benchmark.

What did not work for the fund and why?
The fund relies on a strategy of diversification to avoid adverse stock selection, but on balance some of the picks were unhelpful*. We had a significant overweight in information technology stocks, and only a modest underweight in Apple as part of our risk control. However, Apple was extremely successful during the period, which hurt fund performance relative to the benchmark. Within the healthcare sector, we chose to overweight Pfizer and underweight Schering-Plough, whereas the converse would have been much more favorable. Less significantly, our relatively low volatility held the portfolio back during the sharp rally that began in March 2009.

What strategic moves were made by the fund and why?
We believe the models proved their mettle through this most difficult of markets by pulling into a conservative stance, then returning the portfolio to a slightly cautious stance. Although conventional wisdom holds that technology companies have volatile earnings and high price/earnings ratios, we have nonetheless moved to a significant overweight in technology stocks.

*	Diversification does not assure a profit or protect against a loss in a declining market.

First American Funds 2009 Annual Report   7

Quantitative Large Cap Growth Fund

 Annual Performance1,2

	October 31, 2009		September 30, 2009*
		Since Inception		Since Inception
	1 year	7/31/2007	1 year	7/31/2007

Average annual return with sales charge (POP)
Class A	8.78%	(10.13)%	(7.37)%	(9.88)%

Class C	13.27%	(8.52)%	(3.65)%	(8.16)%

Average annual return without sales charge (NAV)
Class A	15.09%	(7.84)%	(1.98)%	(7.49)%

Class C	14.27%	(8.52)%	(2.68)%	(8.16)%

Class Y	15.42%	(7.61))%	(1.74)%	(7.25)%

Russell 1000 Growth Index[3]	17.51%	(8.89)%	(1.85)%	(8.65)%

The performance data quoted on this page represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the fund may be lower or higher than the performance data quoted. Performance data current to the most recent month-end may be obtained by calling 800.677.FUND.

[1]	Total returns at net asset value (“NAV”) reflect performance over the time period indicated without including the fund’s maximum sales charge and assume reinvestment of all distributions at NAV.

Total returns at public offering price (“POP”) reflect performance over the time period indicated including the maximum sales charge of 5.50% for Class A shares and the maximum contingent deferred sales charge of 1.00% for Class C shares for the relevant period. Total returns assume reinvestment of all distributions at NAV.

As reflected in the prospectus for the fiscal year ended October 31, 2008, the fund’s total annual operating expense ratio, before waivers and including the expenses of other investment companies in which the fund invests, if any (“acquired fund fees and expenses”), for Class A, Class C, and Class Y shares was 2.90%, 3.65%, and 2.65%, respectively. The advisor has contractually agreed to waive fees through February 28, 2010 so that total annual fund operating expenses, not including any acquired fund fees and expenses, for Class A, Class C, and Class Y shares do not exceed 0.70%, 1.45%, and 0.45%, respectively. These fee waivers may be terminated at any time after February 28, 2010, at the discretion of the advisor. Prior to that time, such waivers may not be terminated without the approval of the fund’s board of directors.

*	This table represents average annual total returns through the latest calendar quarter – rather than through the end of the fiscal period.

 Value of $10,000 Investment1,2,4  as of October 31, 2009

Quantitative Large Cap Growth Fund, Class A (NAV)	$8,321

Quantitative Large Cap Growth Fund, Class A (POP)	$7,862

Russell 1000 Growth Index[3]	$8,108

This chart illustrates the total value of an assumed $10,000 investment in the fund’s Class A shares (from 7/31/2007 to 10/31/2009) as compared to the Russell 1000 Growth Index3.

[2]	Performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. Performance reflects fee waivers that were in effect during the periods indicated. In the absence of such fee waivers, total returns would be reduced. Index performance is for illustrative purposes only and does not reflect any expenses, transaction costs, or cash flow effects. Direct investment in the index is not available.

[3]	An unmanaged growth index that measures the performance of those companies within the Russell 1000 Index (large-cap index) with higher book-to-price ratios and lower forecasted growth rates.

[4]	Performance for Class C and Class Y shares is not presented. Performance for these classes will vary due to their different expense structures.

8   First American Funds 2009 Annual Report

Quantitative Large Cap Value Fund

Investment Objective: to provide, over the long term, a total return that exceeds that of the Russell 1000 Value Index*

How did the fund perform for the fiscal year ended October 31, 2009?
The First American Quantitative Large Cap Value Fund (the “fund”), Class Y shares, returned 9.00% for the fiscal year ended October 31, 2009 (Class A shares returned 8.73% without taking the sales charge into account). By comparison, the fund’s benchmark, the Russell 1000 Value Index*, returned 4.78% for the same period.

How did market conditions affect stock market performance during the fiscal year?
The U.S. economy appears to have emerged from the most severe recession of the postwar era during the third quarter of 2009. Gross Domestic Product expanded at a 2.8% annual rate during the quarter, and leading indicators currently suggest that positive growth will be maintained during the final quarter of the year and into 2010. Despite the return to positive growth since midyear, the unemployment rate has continued to rise and reached a new cyclical high of 10.2% in October. The continued increase in the unemployment rate reflects both a historical pattern, where it is common for the unemployment rate to reach its peak after economic activity has reached its trough during the cycle, as well as the subdued pace of the growth recovery to date. In order for the unemployment rate to decline in a sustained manner, economic growth needs to exceed the economy’s potential growth and this set of circumstances has yet to occur. The severity of the recession has left high levels of unutilized resources in the industrial sector and property markets, and the labor market as well. The combined effect of this broad-based resource underutilization has resulted in downward pressure on inflation trends throughout 2009. This trend is expected to remain in place in 2010. The exceptionally high level of unemployment and muted inflation trends have led the Federal Reserve (“the Fed”) to cut its target overnight lending rate to a range of 0% to 0.25% and engage in a host of nontraditional easing activities, including large-scale purchases of mortgage securities. These activities have resulted in a significant increase in the monetary base, which along with other policy initiatives have worked to restore normal functioning in intrabank funding markets and have supported a broad-based improvement in financial conditions. This policy stance is expected to persist well into 2010 in an effort to support financial conditions and an ongoing recovery in economic activity.

As a result of the broad-based easing of monetary policy and mortgage-related asset purchases by the Fed, equity markets began moving higher after reaching the low in March, anticipating that these actions would ease financial strains and contribute to a stabilization and improvement in economic and corporate earnings performance. Subsequent economic data and earnings reports validated the initial expectations and have contributed to further gains in the equity markets as the fiscal year progressed.

What worked for the fund and why?
At the beginning of the fiscal year, the models we use to guide strategy in the fund were indicating a sharply negative outlook for three key sectors in the value space: financials, energy, and durable goods. In underweighting all three, we dramatically reduced the portfolio beta, or sensitivity to market moves. Our statistical tracking shows the beta as responsible for over half of the outperformance versus the fund’s benchmark.

*	Unlike mutual funds, index returns do not reflect any expenses, transaction costs, or cash flow effects.

 Top 10 Holdings as of October 31, 20091 (% of net assets)

Exxon Mobil	5.1%
Chevron	3.4
Pfizer	3.2
General Electric	2.9
JPMorgan Chase	2.8
AT&T	2.6
Bank of America	2.5
Wells Fargo	2.0
ConocoPhillips	1.7
Goldman Sachs Group	1.6

 Sector Allocation as of October 31, 20091 (% of net assets)

Financials	26.0%
Energy	16.9
Information Technology	11.6
Healthcare	10.5
Utilities	8.6
Industrials	8.0
Consumer Discretionary	6.5
Telecommunication Services	4.7
Materials	3.1
Consumer Staples	2.2
Short-Term Investments	1.7
Other Assets and Liabilities, Net[2]	0.2

100.0%

[1]	Sector allocations are subject to change and are not recommendations to buy or sell any security. Allocations reflect the fund’s exposure to each sector through direct investments and do not reflect the impact on sector allocation of holding derivative instruments, such as futures. See note 2 in Notes to Financial Statements and the fund’s Schedule of Investments for derivatives held at October 31, 2009.

[2]	Investments typically comprise substantially all of the fund’s net assets. Other assets and liabilities include receivables and payables on derivative instruments based on mark-to-market adjustments as well as receivables for items such as income earned but not yet received and payables for items such as fund expenses incurred but not yet paid.

First American Funds 2009 Annual Report   9

Quantitative Large Cap Value Fund

Despite the spreading concern at the beginning of the fiscal year that the banking system troubles would take down the broader economy, we targeted those sectors that seemed the least at risk from the then-current difficulties. Healthcare and technology scored the best on our models and were successfully overweighted relative to the benchmark. Still, the underweight on financials accounted for more than half of our successful sector positioning.

The third leg of our strategy, portfolio styles, also weighed in positively. In the shrinking economy, our emphasis on stocks with low price/earnings ratios (i.e., the current price of the stock divided by the company’s trailing 12 months’ earnings per share) was very favorable. Based largely on interest rate and business activity indicators, we avoided firms with higher debt/equity ratios (financial leverage) and steered clear of stocks that owed their appreciation solely to market momentum.

Finally, our outperformance also relates to our models’ success in re-orienting our strategy to the more favorable investing climate. By March 12 – just three days after the bottom of most U.S. indices – we moved the portfolio beta back above 1.0 briefly and kept it at near-market levels for the balance of the fiscal year. Our macro-sensitive models allowed the portfolio to continue to add value during the second half of the fiscal year.

What did not work for the fund and why?
In the approximately two dozen style and sector positions that we track, only the “volatility” characteristic, inherent in stocks that tend to fluctuate more, was a notable detractor. For most of the fiscal year, the fund underweighted volatility stocks, and they outperformed.

We normally depend on diversification to address unanticipated ups and downs of individual stocks that are not associated with movements in styles and sectors*. For this fiscal year, stock selection was, on balance, a negative, though only a modest one thanks to good diversification. The timing of our underweight positions in Goldman Sachs, Ford, and Anadarko Petroleum worked to our detriment due to their relatively stronger performance, as did overweight positions in the underperforming financial firm NYSE Euronext and energy company Mirant.

What strategic moves were made by the fund and why?
We believe the models proved their mettle through this most difficult of markets by pulling into a conservative stance, then returning the portfolio to a slightly cautious stance. Although conventional wisdom holds that technology companies have volatile earnings and high price/earnings ratios, we have nonetheless moved to a significant overweight in technology stocks. Even more striking, the portfolio, at the end of the fiscal year, held more financials than its benchmark.

*	Diversification does not assure a profit or protect against a loss in a declining market.

10   First American Funds 2009 Annual Report

Quantitative Large Cap Value Fund

 Annual Performance1,2

	October 31, 2009		September 30, 2009*
		Since Inception		Since Inception
	1 year	7/31/2007	1 year	7/31/2007

Average annual return with sales charge (POP)
Class A	2.75%	(13.94)%	(11.00)%	(13.19)%

Class C	7.21%	(12.28)%	(7.18)%	(11.44)%

Average annual return without sales charge (NAV)
Class A	8.73%	(11.74)%	(5.80)%	(10.89)%

Class C	8.21%	(12.28)%	(6.24)%	(11.44)%

Class Y	9.00%	(11.52)%	(5.56)%	(10.66)%

Russell 1000 Value Index[3]	4.78%	(15.04)%	(10.62)%	(14.36)%

The performance data quoted on this page represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the fund may be lower or higher than the performance data quoted. Performance data current to the most recent month-end may be obtained by calling 800.677.FUND.

[1]	Total returns at net asset value (“NAV”) reflect performance over the time period indicated without including the fund’s maximum sales charge and assume reinvestment of all distributions at NAV.

Total returns at public offering price (“POP”) reflect performance over the time period indicated including the maximum sales charge of 5.50% for Class A shares and the maximum contingent deferred sales charge of 1.00% for Class C shares for the relevant period. Total returns assume reinvestment of all distributions at NAV.

As reflected in the prospectus for the fiscal year ended October 31, 2008, the fund’s total annual operating expense ratio, before waivers and including the expenses of other investment companies in which the fund invests, if any (“acquired fund fees and expenses”), for Class A, Class C, and Class Y shares was 3.79%, 4.54%, and 3.54%, respectively. The advisor has contractually agreed to waive fees through February 28, 2010 so that total annual fund operating expenses, not including any acquired fund fees and expenses, for Class A, Class C, and Class Y shares do not exceed 0.70%, 1.45%, and 0.45%, respectively. These fee waivers may be terminated at any time after February 28, 2010, at the discretion of the advisor. Prior to that time, such waivers may not be terminated without the approval of the fund’s board of directors.

*	This table represents average annual total returns through the latest calendar quarter – rather than through the end of the fiscal period.

 Value of $10,000 Investment1,2,4  as of October 31, 2009

Quantitative Large Cap Value Fund, Class A (NAV)	$7,548

Quantitative Large Cap Value Fund, Class A (POP)	$7,132

Russell 1000 Value Index[3]	$6,928

This chart illustrates the total value of an assumed $10,000 investment in the fund’s Class A shares (from 7/31/2007 to 10/31/2009) as compared to the Russell 1000 Value Index3.

[2]	Performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. Performance reflects fee waivers that were in effect during the periods indicated. In the absence of such fee waivers, total returns would be reduced. Index performance is for illustrative purposes only and does not reflect any expenses, transaction costs, or cash flow effects. Direct investment in the index is not available.

[3]	An unmanaged value index that measures the performance of those companies within the Russell 1000 Index (large-cap index) with higher book-to-price ratios and lower forecasted growth rates.

[4]	Performance for Class C and Class Y shares is not presented. Performance for these classes will vary due to their different expense structures.

First American Funds 2009 Annual Report   11

Expense Examples

As a shareholder of one or more of the funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments; and (2) ongoing costs, including investment advisory fees, distribution and/or service (12b-1) fees, and other fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the funds and to compare these costs with the ongoing costs of investing in other mutual funds. The examples are based on an investment of $1,000 invested in a fund at the beginning of the period and held for the entire period from May 1, 2009 to October 31, 2009.

Actual Expenses
For each class of each fund, two lines are presented in the table below — the first line for each class provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular fund and class, to estimate the expenses that you paid over the period. Simply divide your account value in the fund and class by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” for your fund and class to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
For each class of each fund, the second line for each class provides information about hypothetical account values and hypothetical expenses based on the respective fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of the tables for each class of each fund is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

 Quantitative Large Cap Core Fund

			Expenses Paid During
	Beginning Account	Ending Account	Period[1] (5/01/09 to
	Value (5/01/09)	Value (10/31/09)	10/31/09)

Class A Actual[2]	$1,000.00	$1,192.70	$3.81

Class A Hypothetical (5% return before expenses)	$1,000.00	$1,021.73	$3.52

Class C Actual[2]	$1,000.00	$1,188.50	$7.94

Class C Hypothetical (5% return before expenses)	$1,000.00	$1,017.95	$7.32

Class Y Actual[2]	$1,000.00	$1,193.90	$2.43

Class Y Hypothetical (5% return before expenses)	$1,000.00	$1,022.99	$2.24

[1]	Expenses are equal to the fund’s annualized expense ratio for the most recent six-month period of 0.69%, 1.44%, and 0.44% for Class A, Class C, and Class Y, respectively, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year/365 (to reflect the one-half year period).

[2]	Based on the actual returns for the six-month period ended October 31, 2009 of 19.27%, 18.85%, and 19.39% for Class A, Class C, and Class Y, respectively.

12   First American Funds 2009 Annual Report

 Quantitative Large Cap Growth Fund

			Expenses Paid During
	Beginning Account	Ending Account	Period[1] (5/01/09 to
	Value (5/01/09)	Value (10/31/09)	10/31/09)

Class A Actual[2]	$1,000.00	$1,185.20	$3.86

Class A Hypothetical (5% return before expenses)	$1,000.00	$1,021.68	$3.57

Class C Actual[2]	$1,000.00	$1,180.60	$7.97

Class C Hypothetical (5% return before expenses)	$1,000.00	$1,017.90	$7.37

Class Y Actual[2]	$1,000.00	$1,186.80	$2.48

Class Y Hypothetical (5% return before expenses)	$1,000.00	$1,022.94	$2.29

[1]	Expenses are equal to the fund’s annualized expense ratio for the most recent six-month period of 0.70%, 1.45%, and 0.45% for Class A, Class C, and Class Y, respectively, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year/365 (to reflect the one-half year period).

[2]	Based on the actual returns for the six-month period ended October 31, 2009 of 18.52%, 18.06%, and 18.68% for Class A, Class C, and Class Y, respectively.

 Quantitative Large Cap Value Fund

			Expenses Paid During
	Beginning Account	Ending Account	Period[3] (5/01/09 to
	Value (5/01/09)	Value (10/31/09)	10/31/09)

Class A Actual[4]	$1,000.00	$1,204.00	$3.89

Class A Hypothetical (5% return before expenses)	$1,000.00	$1,021.68	$3.57

Class C Actual[4]	$1,000.00	$1,201.60	$7.99

Class C Hypothetical (5% return before expenses)	$1,000.00	$1,017.95	$7.32

Class Y Actual[4]	$1,000.00	$1,205.20	$2.50

Class Y Hypothetical (5% return before expenses)	$1,000.00	$1,022.94	$2.29

[3]	Expenses are equal to the fund’s annualized expense ratio for the most recent six-month period of 0.70%, 1.44%, and 0.45% for Class A, Class C, and Class Y, respectively, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year/365 (to reflect the one-half year period).

[4]	Based on the actual returns for the six-month period ended October 31, 2009 of 20.40%, 20.16%, and 20.52% for Class A, Class C, and Class Y, respectively.

First American Funds 2009 Annual Report   13

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors
First American Investment Funds, Inc.

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of the Quantitative Large Cap Core, Quantitative Large Cap Growth, and Quantitative Large Cap Value Funds (series of First American Investment Funds, Inc.) (collectively, the “funds”) as of October 31, 2009, and the related statements of operations, the statements of changes in net assets and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the funds’ internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2009, by correspondence with the custodian and brokers, or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the funds listed above of First American Investment Funds, Inc. at October 31, 2009, the results of their operations, the changes in their net assets and the financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Minneapolis, Minnesota
December 22, 2009

14   First American Funds 2009 Annual Report

Schedule of Investments  October 31, 2009, all dollars are rounded to thousands (000)

Quantitative Large Cap Core Fund
DESCRIPTION	SHARES	FAIR VALUE

Common Stocks – 94.0%
Consumer Discretionary – 5.1%
Amazon.com ● ▼	3,083	$366
Bed Bath & Beyond ●	1,138	40
Best Buy	4,558	174
Carnival	7,690	224
Comcast, Class A ▼	13,924	202
DISH Network, Class A ● ▼	2,949	51
Ford Motor ●	26,905	188
Fortune Brands	5,321	207
Garmin ▼	2,882	87
H&R Block	33,463	614
Harley-Davidson ▼	7,766	194
Harman International Industries	247	9
Hasbro	7,283	199
Home Depot	20,250	508
International Game Technology	2,215	40
International Speedway, Class A	8,384	214
Lowe’s	30,582	598
Marriott International, Class A ▼	7,990	200
Mattel	7,755	147
McDonald’s	2,657	156
McGraw-Hill	12,333	355
Meredith ▼	1,777	48
Newell Rubbermaid ▼	13,624	198
News, Class A	24,409	281
Omnicom Group	5,910	203
Sherwin-Williams	7,817	446
Staples	5,086	110
Starwood Hotels & Resorts Worldwide	2,955	86
VF	343	24
Viacom, Class B ●	10,483	289
Walt Disney	19,950	546
Washington Post, Class B	1,121	484
Williams-Sonoma ▼	2,701	51

		7,539

Consumer Staples – 6.8%
Altria Group	42,040	761
Archer-Daniels-Midland	1,681	51
Avon Products	2,055	66
Brown-Forman, Class B	1,703	83
Coca-Cola	15,918	849
Colgate-Palmolive ▼	3,727	293
CVS Caremark	16,108	569
Kimberly-Clark	8,069	493
Kraft Foods, Class A	10,495	289
Lorillard	1,885	147
Molson Coors Brewing, Class B	8,035	393
PepsiCo	13,687	829
Philip Morris International	35,447	1,679
Procter & Gamble	40,181	2,330
Safeway	5,416	121
Sara Lee	8,350	94
Sysco ▼	7,623	202
Walgreen	12,959	490
Wal-Mart Stores	4,192	208

		9,947

Energy – 10.0%
Anadarko Petroleum	1,787	109
Apache	8,587	808
Arch Coal ▼	2,887	63
Baker Hughes ▼	3,121	131
BJ Services	2,266	44
Chevron	34,312	2,626
ConocoPhillips	19,852	996
CONSOL Energy ▼	3,948	169
Devon Energy	8,212	531
ENSCO International ▼	6,314	289
EOG Resources	1,268	104
Exxon Mobil	67,864	4,864
Frontline ▼	14,240	332
Halliburton	23,821	696
Hess	54	3
Marathon Oil ▼	11,577	370
Murphy Oil	1,460	89
National-Oilwell Varco ●	6,807	279
Occidental Petroleum	3,371	256
Peabody Energy ▼	1,066	42
Rowan	8,862	206
Schlumberger	10,417	648
Smith International	5,403	150
Sunoco	9,836	303
Tidewater	6,711	280
Valero Energy ▼	9,102	165
XTO Energy	2,947	122

		14,675

Financials – 16.2%
Affiliated Managers Group ● ▼	2,477	157
Aflac	9,014	374
Allied World Assurance Company Holdings	3,099	139
Allstate	9,836	291
American Express	25,082	874
American Financial Group	8,631	212
Ameriprise Financial	7,949	276
AON	11,445	441
Arch Capital Group ●	1,715	115
Assurant	14,910	446
Axis Capital Holdings	4,213	122
Bank of America	125,907	1,836
Bank of Hawaii ▼	11,004	489
Bank of New York Mellon	20,117	536
BB&T ▼	15,942	381
Camden Property Trust – REIT	5,188	188
Charles Schwab	24,103	418
Chimera Investment – REIT	31,214	109
Chubb	8,577	416
Cincinnati Financial ▼	15,963	405
Citigroup	58,088	238
CME Group ▼	660	200
Cullen/Frost Bankers	2,676	125
Discover Financial Services	6,180	87
Everest Re Group	3,143	275
Federated Investors, Class B ▼	18,758	492
Franklin Resources ▼	4,779	500
Goldman Sachs Group ▼	8,771	1,492
Hartford Financial Services Group ▼	2,516	62
Interactive Brokers Group, Class A ●	24,765	396
IntercontinentalExchange ● ▼	2,296	230
Invesco	8,994	190
Investment Technology Group ●	8,142	176
Janus Capital Group	7,761	102
JPMorgan Chase	54,749	2,287
Lazard, Class A	7,196	272
Legg Mason	15,058	438
Lincoln National	6,920	165

First American Funds 2009 Annual Report   15

Schedule of Investments  October 31, 2009, all dollars are rounded to thousands (000)

Quantitative Large Cap Core Fund (continued)
DESCRIPTION	SHARES	FAIR VALUE

Marsh & McLennan	3,248	$76
MetLife	10,398	354
Morgan Stanley	31,754	1,020
NASDAQ OMX Group ●	8,619	156
New York Community Bancorp ▼	12,863	139
PartnerRe	3,169	242
PNC Financial Services Group	5,491	269
Principal Financial Group ▼	9,176	230
Progressive ●	1,637	26
Protective Life	13,679	263
Prudential Financial	9,056	410
Public Storage – REIT ▼	798	59
Rayonier – REIT	9,676	373
SEI Investments	1,763	31
StanCorp Financial Group	3,475	128
State Street	8,938	375
T. Rowe Price Group ▼	1,166	57
TD Ameritrade ●	23,634	456
Torchmark	3,953	160
Travelers	9,931	494
Unitrin	3,138	61
Unum Group	3,414	68
W.R. Berkley	5,404	134
Wells Fargo	70,730	1,946
Wilmington Trust ▼	7,360	89
XL Capital, Class A	7,716	127

		23,695

Healthcare – 13.3%
Abbott Laboratories	23,052	1,166
Aetna	4,594	120
Allergan	4,195	236
AmerisourceBergen	13,869	307
Amgen ●	14,608	785
Baxter International	11,557	625
Becton, Dickinson & Company	7,033	481
Boston Scientific ●	18,335	149
Bristol-Myers Squibb	66,498	1,450
C.R. Bard	3,443	258
Cardinal Health	9,944	282
CareFusion ●	4,972	111
CIGNA	21,152	589
Cooper	1,382	39
Eli Lilly ▼	31,218	1,062
Endo Pharmaceuticals Holdings ●	15,135	339
Forest Laboratories ●	20,767	575
Genzyme ● ▼	4,897	248
Gilead Sciences ●	8,083	344
Hospira ●	48	2
IMS Health	5,202	85
Johnson & Johnson	40,970	2,419
King Pharmaceuticals ●	6,444	65
McKesson	3,240	190
Medtronic	17,467	624
Merck	42,931	1,328
Mettler-Toledo International ●	2,357	230
Pfizer	174,120	2,965
Schering-Plough	10,822	305
St. Jude Medical ●	4,355	148
Stryker ▼	11,747	540
Techne	547	34
Teleflex	2,364	118
Thermo Fisher Scientific ●	7,323	329
UnitedHealth Group	15,012	389
Varian Medical Systems ●	2,946	121
Zimmer Holdings ●	8,098	426

		19,484

Industrials – 7.6%
3M	13,421	987
Avery Dennison	6,048	216
Burlington Northern Santa Fe	3,288	248
Caterpillar ▼	6,713	370
Cintas ▼	1,382	38
CSX	1,966	83
Danaher	10,682	729
Deere & Company	4,708	214
Dover	7,012	264
Eaton	5,875	355
Emerson Electric	11,871	448
Equifax	4,026	110
FedEx	5,508	400
Fluor	1,654	73
General Dynamics	1,544	97
General Electric	158,277	2,257
Harsco	2,126	67
Honeywell International	11,062	397
Illinois Tool Works	9,622	442
ITT	169	9
Masco	12,335	145
Norfolk Southern	8,358	390
Northrop Grumman	6,982	350
Parker Hannifin	803	42
Pitney Bowes ▼	31,006	760
R.R. Donnelley & Sons	11,249	226
Roper Industries	1,059	54
Snap-On	503	18
Trinity Industries ▼	3,064	52
Union Pacific	5,313	293
United Parcel Service, Class B	10,951	588
United Technologies	7,165	440

		11,162

Information Technology ⊳ – 25.8%
Adobe Systems ●	12,488	411
Agilent Technologies ● ▼	12,123	300
Akamai Technologies ● ▼	52	1
Altera	12,263	243
Amdocs ●	25,347	639
Amphenol, Class A	3,806	153
Analog Devices	24,151	619
Apple ●	11,329	2,136
Applied Materials ▼	24,784	302
Atmel ●	78,055	290
Autodesk ●	5,438	136
Automatic Data Processing	20,364	810
AVX	25,908	293
BMC Software ●	18,718	696
CA	46,057	964
Cisco Systems ●	98,621	2,253
Citrix Systems ●	5,378	198
Cognizant Technology Solutions, Class A ●	2,001	77
CommScope ●	375	10
Computer Sciences ●	6,640	337
Compuware ●	44,115	311
Corning	29,308	428

The accompanying notes are an integral part of the financial statements.

16   First American Funds 2009 Annual Report

Quantitative Large Cap Core Fund (continued)
DESCRIPTION	SHARES	FAIR VALUE

Dell ●	29,151	$422
Diebold	5,826	176
eBay ●	19,662	438
Electronic Arts ●	6,177	113
EMC ●	44,086	726
FLIR Systems ●	6,136	171
Google, Class A ● ▼	2,791	1,496
Harris	10,459	436
Hewlett-Packard	44,646	2,119
IAC/InterActive ● ▼	3,275	62
IBM	21,006	2,534
Intel	102,177	1,953
Intuit ●	14,256	414
KLA-Tencor	4,714	153
Lender Processing Services	4,921	196
Lexmark International, Class A ●	9,527	243
Linear Technology ▼	18,802	487
Marvell Technology Group ●	11,520	158
Maxim Integrated Products	5,978	100
McAfee ●	9,686	406
MEMC Electronic Materials ●	7,478	93
Microchip Technology ▼	5,063	121
Microsoft	150,761	4,181
Motorola	16,137	138
National Instruments	15,163	405
National Semiconductor	13,561	175
Novell ●	47,282	193
Novellus Systems ●	10,584	218
NVIDIA ● ▼	22,172	265
Oracle	59,290	1,251
Paychex ▼	14,245	405
QLogic ●	15,504	272
QUALCOMM	25,896	1,072
Red Hat ●	7,061	182
Salesforce.com ●	2,303	131
Sybase ● ▼	5,718	226
Symantec ●	13,504	237
Synopsys ●	35,742	786
Texas Instruments	45,148	1,059
Total System Services	18,607	297
Trimble Navigation ●	3,090	65
VMware, Class A ●	410	16
Western Digital ●	6,135	207
Western Union	13,851	252
Xerox ▼	23,732	178
Xilinx ▼	23,140	503
Yahoo! ●	7,709	123
Zebra Technologies, Class A ●	9,977	249

		37,710

Materials – 2.7%
Alcoa ▼	26,247	326
Allegheny Technologies	641	20
Ashland	4,650	161
Bemis	2,591	67
Cabot Microelectronics	1,143	25
Carpenter Technology Corp. ▼	3,706	78
Celanese, Class A	6,108	168
Cliffs Natural Resources	1,439	51
Compass Minerals International ▼	1,674	104
Crown Holdings ●	8,501	227
Cytec Industries	1,443	48
Dow Chemical ▼	29,495	693
E.I. Du Pont de Nemours	9,679	308
FMC	3,254	166
Freeport-McMoRan Copper & Gold ●	1,074	79
Monsanto	1,149	77
Nucor	7,222	288
Pactiv ●	6,689	154
PPG Industries	5,191	293
Praxair	495	39
Scotts Miracle-Gro, Class A	5,421	220
Sealed Air	2,736	53
Sonoco Products	2,588	69
Temple-Inland	14,789	228

		3,942

Telecommunication Services – 2.1%
American Tower, Class A ●	6,773	249
AT&T	63,568	1,632
MetroPCS Communications ●	20,885	130
NII Holdings ● ▼	8,991	242
U.S. Cellular ●	2,717	99
Verizon Communications	25,701	761

		3,113

Utilities – 4.4%
AGL Resources ▼	4,738	166
Allegheny Energy	4,831	110
Alliant Energy	8,006	213
Ameren	17,536	427
American Electric Power	13,528	409
Consolidated Edison ▼	5,084	207
Constellation Energy Group	11,532	356
DTE Energy	3,161	117
Duke Energy ▼	15,660	248
Edison International	7,963	253
Entergy	2,114	162
EQT	4,322	181
Exelon	4,711	221
FirstEnergy	13,735	594
FPL Group	2,563	126
Great Plains Energy	14,832	257
Integrys Energy Group	19,717	682
Mirant ●	20,221	283
Pepco Holdings	22,671	338
PG&E	2,425	99
Pinnacle West Capital	7,330	230
Questar	3,696	147
Sempra Energy	2,786	143
Southern	10,451	326
Wisconsin Energy	2,861	125
Xcel Energy	1,148	22

		6,442

Total Common Stocks
(Cost $131,372)		137,709

Short-Term Investments – 6.0%
Money Market Fund – 4.6%
First American Prime Obligations Fund, Class Z
0.148% Å Ω	6,713,522	6,714

U.S. Treasury Obligation – 1.4%
U.S. Treasury Bill
0.145%, 11/19/2009 ☐	$2,000	2,000

Total Short-Term Investments
(Cost $8,714)		8,714

First American Funds 2009 Annual Report   17

Schedule of Investments  October 31, 2009, all dollars are rounded to thousands (000)

Quantitative Large Cap Core Fund (concluded)
DESCRIPTION	SHARES	FAIR VALUE

Investment Purchased with Proceeds from Securities Lending – 10.9%
Mount Vernon Securities Lending Prime Portfolio, 0.209% † Ω
(Cost $15,942)	15,942,203	$15,942

Total Investments ▲ – 110.9%
(Cost $156,028)		162,365

Other Assets and Liabilities, Net – (10.9)%		(15,938)

Total Net Assets – 100.0%		$146,427

●	Non-income producing security.

▼	This security or a portion of this security is out on loan at October 31, 2009. Total loaned securities had a fair value of $14,928 at October 31, 2009. See note 2 in Notes to Financial Statements.

⊳	The fund is significantly invested in this sector and therefore is subject to additional risks. See note 6 in Notes to Financial Statements.

Å	Investment in affiliated security. This money market fund is advised by FAF Advisors, Inc., which also serves as advisor for this fund. See note 3 in Notes to Financial Statements.

Ω	The rate quoted is the annualized seven-day effective yield as of October 31, 2009.

☐	Security has been deposited as initial margin on open futures contracts. Yield shown is the annualized effective yield as of October 31, 2009. See note 2 in Notes to Financial Statements.

†	The fund may loan securities representing up to one third of the value of its total assets (which includes collateral for securities on loan) to broker dealers, banks, or other institutional borrowers of securities. The fund maintains collateral equal to at least 100% of the value of the securities loaned. The adequacy of the collateral is monitored on a daily basis. The cash collateral received by the fund is invested in this affiliated money market fund. See note 2 in Notes to Financial Statements.

▲	On October 31, 2009, the cost of investments for federal income tax purposes was $156,775. The aggregate gross unrealized appreciation and depreciation of investments, based on this cost, were as follows:

Gross unrealized appreciation	$13,648
Gross unrealized depreciation	(8,058)

Net unrealized appreciation	$5,590

REIT –	Real Estate Investment Trust

Schedule of Open Futures Contracts

		Number of	Notional
	Settlement	Contracts	Contract	Unrealized
Description	Month	Purchased	Value	Depreciation

S&P 500 Futures	December 2009	33	$8,522	$(234)

Quantitative Large Cap Growth Fund
DESCRIPTION	SHARES	FAIR VALUE

Common Stocks – 96.9%
Consumer Discretionary – 7.2%
Advance Auto Parts	368	$14
Amazon.com ● ▼	1,533	182
Apollo Group, Class A ●	187	11
Bed Bath & Beyond ●	1,181	42
Best Buy	1,305	50
Carnival	403	12
Choice Hotels International	641	19
Coach	773	26
DIRECTV Group ● ▼	814	21
Dollar Tree ●	894	40
DreamWorks Animation, Class A ●	777	25
Garmin ▼	1,666	50
Guess?	202	7
H&R Block	4,982	91
Harley-Davidson ▼	614	15
Hasbro	792	22
Hillenbrand	735	15
International Game Technology	1,198	21
International Speedway, Class A	1,915	49
John Wiley & Sons, Class A	1,269	45
Johnson Controls	224	5
Lowe’s	3,404	67
Mattel	1,537	29
McDonald’s	3,608	211
McGraw-Hill	1,826	53
Meredith ▼	825	22
Newell Rubbermaid ▼	300	4
Nike, Class B	1,267	79
Omnicom Group	2,405	82
O’Reilly Automotive ●	741	28
Phillips-Van Heusen	298	12
RadioShack ▼	35	1
Sherwin-Williams	2,276	130
Signet Jewelers Limited ●	33	1
Staples	2,602	56
Starbucks ●	2,740	52
Target	1,974	96
Tiffany & Company ▼	260	10
Tim Hortons	1,962	56
VF	387	28
Viacom, Class B ●	1,427	39
Washington Post, Class B	177	76

		1,894

Consumer Staples – 11.5%
Altria Group	5,560	101
Archer-Daniels-Midland	911	27
Avon Products	2,313	74
Brown-Forman, Class B	494	24
Campbell Soup	31	1
Coca-Cola	6,938	370
Colgate-Palmolive ▼	2,180	171
CVS Caremark	2,965	105
Estee Lauder, Class A	630	27
Kimberly-Clark	1,083	66
Lorillard	1,183	92
Mead Johnson Nutrition, Class A ▼	232	10
Molson Coors Brewing, Class B	766	37
PepsiCo	6,373	386
Philip Morris International	9,710	460
Procter & Gamble	8,136	472
Safeway	103	2
Sysco ▼	2,964	78

The accompanying notes are an integral part of the financial statements.

18   First American Funds 2009 Annual Report

Quantitative Large Cap Growth Fund (continued)
DESCRIPTION	SHARES	FAIR VALUE

Walgreen ▼	4,800	$182
Wal-Mart Stores	6,960	346

		3,031

Energy – 2.2%
Alpha Natural Resources ●	32	1
Arch Coal	179	4
CONSOL Energy ▼	775	33
Denbury Resources ●	26	—
ENSCO International ▼	572	26
Exxon Mobil	4,291	307
Frontier Oil	1,079	15
Frontline ▼	1,824	43
Holly ▼	285	8
Peabody Energy ▼	1,056	42
Rowan	981	23
Sunoco	1,814	56
Tidewater ▼	973	41

		599

Financials – 7.0%
Affiliated Managers Group ● ▼	753	48
Aflac	2,009	83
Allied World Assurance Company Holdings	1,254	56
Ameriprise Financial	447	15
Arch Capital Group ●	848	57
Assurant	1,606	48
Axis Capital Holdings	1,130	33
BlackRock	151	33
Charles Schwab	5,347	93
Cincinnati Financial ▼	1,659	42
CME Group ▼	167	51
Eaton Vance ▼	1,145	33
Everest Re Group	376	33
Federated Investors, Class B ▼	3,021	79
Franklin Resources ▼	1,006	105
Goldman Sachs Group ▼	171	29
Greenhill & Company	215	19
Interactive Brokers Group, Class A ●	5,448	87
IntercontinentalExchange ● ▼	1,197	120
Investment Technology Group ●	2,009	43
Janus Capital Group	1,176	15
Lazard, Class A	1,969	74
Lincoln National	251	6
Morgan Stanley	921	30
NASDAQ OMX Group ●	1,584	29
NYSE Euronext	3,050	79
PartnerRe	519	40
Principal Financial Group	1,982	50
Protective Life	1,258	24
Prudential Financial	1,178	53
RenaissanceRe Holdings	406	21
SEI Investments	2,767	48
StanCorp Financial Group	891	33
State Street	1,580	66
T. Rowe Price Group ▼	935	46
TD Ameritrade ●	1,999	39
Torchmark	749	30
W.R. Berkley	1,836	45
Waddell & Reed Financial, Class A	842	24

		1,859

Healthcare – 17.0%
Abbott Laboratories	7,901	400
Aetna	686	18
Allergan	1,991	112
AmerisourceBergen	4,286	95
Amgen ●	3,185	171
Baxter International	3,275	177
Beckman Coulter	552	36
Becton, Dickinson & Company	2,390	163
Biogen Idec ●	995	42
Bio-Rad Laboratories, Class A ●	217	19
Bristol-Myers Squibb	10,613	231
C.R. Bard	1,600	120
Cardinal Health	1,577	45
CareFusion ●	788	18
Celgene ●	1,730	88
CIGNA	1,493	42
Coventry Health Care ●	133	3
Eli Lilly ▼	4,777	162
Endo Pharmaceuticals Holdings ●	3,264	73
Forest Laboratories ●	3,999	111
Gen-Probe ●	483	20
Genzyme ●	1,775	90
Gilead Sciences ●	3,785	161
Henry Schein ●	180	10
Hospira ●	930	42
Humana ●	139	5
IMS Health	1,366	22
Johnson & Johnson	9,719	574
Kinetic Concepts ● ▼	764	25
McKesson	752	44
Medco Health Solutions ●	919	52
Medtronic	5,964	213
Merck	5,246	162
Mettler-Toledo International ●	1,153	112
Pfizer	11,303	193
Pharmaceutical Product Development	132	3
ResMed ●	353	17
Schering-Plough	5,690	160
St. Jude Medical ●	1,812	62
Stryker ▼	3,088	142
Techne	912	57
Teleflex	791	39
Thermo Fisher Scientific ●	967	44
Varian Medical Systems ●	1,169	48
Zimmer Holdings ●	1,548	81

		4,504

Industrials – 7.5%
3M	4,363	321
AMETEK	134	5
Burlington Northern Santa Fe	497	37
C.H. Robinson Worldwide	820	45
Carlisle Companies	426	13
Caterpillar ▼	1,539	85
Cintas	1,519	42
Danaher	3,186	217
Deere & Company	828	38
Dover	1,450	55
Eaton	1,044	63
Emerson Electric	2,186	83
Equifax	767	21
Expeditors International of Washington ▼	959	31
Fluor	862	38
Harsco	1,159	36
Honeywell International	3,884	139
IDEX	205	6
Illinois Tool Works	1,009	46
ITT	249	13

First American Funds 2009 Annual Report   19

Schedule of Investments  October 31, 2009, all dollars are rounded to thousands (000)

Quantitative Large Cap Growth Fund (continued)
DESCRIPTION	SHARES	FAIR VALUE

Jacobs Engineering Group ●	256	$11
Joy Global ▼	340	17
MSC Industrial Direct, Class A	85	4
Parker Hannifin	109	6
Pitney Bowes ▼	4,341	106
R.R. Donnelley & Sons	881	18
Rockwell Automation ▼	445	18
Roper Industries	826	42
Snap-On	299	11
Union Pacific	1,557	86
United Parcel Service, Class B	3,067	165
United Technologies	2,587	159
WESCO International ● ▼	10	—

		1,977

Information Technology ⊳ – 39.2%
Accenture, Class A	5,867	217
Adobe Systems ●	3,878	128
Agilent Technologies ● ▼	1,539	38
Akamai Technologies ● ▼	2,123	47
Altera	2,739	54
Amdocs ●	5,081	128
Amphenol, Class A	1,332	53
Analog Devices	3,546	91
ANSYS ● ▼	1,324	54
Apple ●	3,636	685
Applied Materials ▼	7,845	96
Autodesk ●	1,066	27
Automatic Data Processing	5,564	221
Avnet ●	892	22
AVX	2,784	31
BMC Software ●	4,517	168
Broadcom, Class A ● ▼	2,652	71
CA	8,185	171
Cisco Systems ●	26,127	597
Citrix Systems ●	2,129	78
Cognizant Technology Solutions, Class A ●	913	35
Computer Sciences ●	1,445	73
Compuware ●	9,008	64
Corning	8,517	124
Dell ●	9,536	138
Diebold	1,179	36
Dolby Laboratories, Class A ●	525	22
DST Systems ● ▼	349	15
eBay ●	2,206	49
Electronic Arts ●	2,823	51
EMC ●	7,105	117
FLIR Systems ●	1,885	52
Genpact Limited ●	743	9
Google, Class A ● ▼	1,164	624
Harris	3,373	141
Hewlett-Packard	10,946	519
IBM	6,815	822
Integrated Device Technology ●	177	1
Intel	22,699	434
Intuit ●	4,612	134
Itron ●	429	26
KLA-Tencor	857	28
Lender Processing Services	936	37
Lexmark International, Class A ●	1,380	35
Linear Technology ▼	4,359	113
Marvell Technology Group ●	870	12
McAfee ●	2,681	112
MEMC Electronic Materials ●	2,564	32
Microsoft	41,723	1,157
National Instruments	3,622	97
National Semiconductor	3,383	44
NCR ●	859	9
NetApp ● ▼	379	10
NeuStar, Class A ●	2,255	52
Novell ●	10,197	42
Nuance Communications ●	1,942	25
Oracle	21,969	463
Paychex ▼	2,808	80
QUALCOMM	8,539	354
Red Hat ●	2,353	61
Rovi ●	768	21
Salesforce.com ●	574	33
Silicon Laboratories ●	710	30
Sybase ● ▼	2,724	108
Symantec ●	4,093	72
Synopsys ●	6,273	138
Teradata ●	13	—
Texas Instruments	10,425	244
Total System Services	4,487	72
Trimble Navigation ●	1,232	26
Visa, Class A ▼	786	59
VMware, Class A ●	207	8
Waters ●	571	33
Western Digital ● ▼	1,132	38
Western Union	3,168	58
Xilinx	4,318	94
Yahoo! ●	5,702	91

		10,351

Materials – 2.7%
Air Products and Chemicals	150	12
Alcoa ▼	2,106	26
Allegheny Technologies	194	6
Ashland	758	26
Ball	825	41
Bemis	575	15
Cabot Microelectronics	304	7
Carpenter Technology	815	17
Cliffs Natural Resources	612	22
Crown Holdings ●	1,104	29
Cytec Industries	550	18
Ecolab ▼	388	17
Monsanto	1,775	119
Mosaic	512	24
Nucor	926	37
Pactiv ●	3,344	77
PPG Industries	836	47
Praxair	1,092	87
Reliance Steel & Aluminum	283	10
Scotts Miracle-Gro, Class A	62	3
Sigma-Aldrich	58	3
Sonoco Products	392	11
Titanium Metals ▼	162	1
Valspar ▼	2,107	53

		708

Telecommunication Services – 0.7%
American Tower, Class A ●	2,349	87
MetroPCS Communications ●	4,231	26
NII Holdings ●	2,022	54
U.S. Cellular ●	290	11

		178

The accompanying notes are an integral part of the financial statements.

20   First American Funds 2009 Annual Report

Quantitative Large Cap Growth Fund (concluded)
DESCRIPTION	SHARES/PAR	VALUE

Utilities – 1.9%
Allegheny Energy	1,305	$30
Alliant Energy	2,240	59
Ameren	65	2
Constellation Energy Group	1,885	58
FirstEnergy	1,168	51
Great Plains Energy	4,017	69
Integrys Energy Group	134	5
Mirant ●	3,830	54
NSTAR	514	16
PPL	1,105	32
SCANA	662	22
Sempra Energy	593	30
Vectren	236	5
Westar Energy	1,386	27
Wisconsin Energy	1,025	45

		505

Total Common Stocks
(Cost $24,007)		25,606

Short-Term Investments – 2.9%
Money Market Fund – 2.3%
First American Prime Obligations Fund, Class Z
0.148% Å Ω	622,420	622

U.S. Treasury Obligation – 0.6%
U.S. Treasury Bill
0.107%, 11/19/2009 ☐	$150	150

Total Short-Term Investments
(Cost $772)		772

Investment Purchased with Proceeds from Securities Lending – 13.0%
Mount Vernon Securities Lending Prime Portfolio, 0.209% Ω †
(Cost $3,423)	3,422,865	3,423

Total Investments ▲ – 112.8%
(Cost $28,202)		29,801

Other Assets and Liabilities, Net – (12.8)%		(3,379)

Total Net Assets – 100.0%		$26,422

●	Non-income producing security.

▼	This security or a portion of this security is out on loan at October 31, 2009. Total loaned securities had a fair value of $3,235 at October 31, 2009. See note 2 in Notes to Financial Statements.

⊳	The fund is significantly invested in this sector and therefore is subject to additional risks. See note 6 in Notes to Financial Statements.

Å	Investment in affiliated security. This money market fund is advised by FAF Advisors, Inc., which also serves as advisor for this fund. See note 3 in Notes to Financial Statements.

Ω	The rate quoted is the annualized seven-day effective yield as of October 31, 2009.

☐	Security has been deposited as initial margin on open futures contracts. Yield shown is the annualized effective yield as of October 31, 2009. See note 2 in Notes to Financial Statements.

†	The fund may loan securities representing up to one third of the value of its total assets (which includes collateral for securities on loan) to broker dealers, banks, or other institutional borrowers of securities. The fund maintains collateral equal to at least 100% of the value of the securities loaned. The adequacy of the collateral is monitored on a daily basis. The cash collateral received by the fund is invested in this affiliated money market fund. See note 2 in Notes to Financial Statements.
Quantitative Large Cap Growth Fund (concluded)

▲	On October 31, 2009, the cost of investments for federal income tax purposes was $28,318. The aggregate gross unrealized appreciation and depreciation of investments, based on this cost, were as follows:

Gross unrealized appreciation	$2,772
Gross unrealized depreciation	(1,289)

Net unrealized appreciation	$1,483

REIT –	Real Estate Investment Trust

Schedule of Open Futures Contracts

		Number of	Notional
	Settlement	Contracts	Contract	Unrealized
Description	Month	Purchased	Value	Depreciation

S&P 500 E-Mini Futures	December 2009	14	$723	$(22)

First American Funds 2009 Annual Report   21

Schedule of Investments  October 31, 2009, all dollars are rounded to thousands (000)

Quantitative Large Cap Value Fund
DESCRIPTION	SHARES	FAIR VALUE

Common Stocks – 98.1%
Consumer Discretionary – 6.5%
Black & Decker	429	$20
Carnival	2,014	59
Comcast, Class A ▼	5,905	86
DISH Network, Class A ●	2,911	51
Ford Motor ▼ ●	1,652	12
Fortune Brands	1,493	58
Gannett ▼	4,815	47
Garmin ▼	1,386	42
H&R Block	3,057	56
Harley-Davidson ▼	177	4
Harman International Industries	695	26
Hasbro	969	26
Home Depot	4,801	120
International Game Technology	363	6
International Speedway, Class A	1,920	49
John Wiley & Sons, Class A	376	13
Johnson Controls	754	18
Lowe’s	3,735	73
Mattel	829	16
McGraw-Hill	1,552	45
Meredith ▼	1,463	40
Newell Rubbermaid ▼	4,441	64
News, Class A	7,886	91
Omnicom Group	954	33
RadioShack ▼	169	3
Royal Caribbean Cruises ▼ ●	658	13
Sherwin-Williams	785	45
Time Warner	4,093	123
Viacom, Class B ●	734	20
Walt Disney	7,046	193
Washington Post, Class B	208	90
Whirlpool	499	36

		1,578

Consumer Staples – 2.2%
Altria Group	1,425	26
Bunge Limited ▼	466	27
CVS Caremark	605	21
Kimberly-Clark	482	29
Kraft Foods, Class A ▼	3,877	107
Molson Coors Brewing, Class B	2,182	107
Philip Morris International	71	3
Procter & Gamble	3,476	202
Sara Lee	1,224	14

		536

Energy – 16.9%
Anadarko Petroleum	1,646	100
Apache	1,219	115
Arch Coal	2,425	53
Atwood Oceanics ●	54	2
Baker Hughes ▼	1,460	61
BJ Services	1,489	29
Chesapeake Energy ▼	2,674	66
Chevron	10,892	834
ConocoPhillips	8,110	407
Devon Energy	1,838	119
ENSCO International ▼	1,103	50
EOG Resources	749	61
Exxon Mobil	17,237	1,235
Frontier Oil	545	8
Frontline ▼	3,004	70
Halliburton	4,081	119
Helix Energy Solutions Group ●	20	—
Hess	514	28
Holly ▼	87	3
Marathon Oil ▼	3,232	103
Nabors Industries ●	3,137	65
National-Oilwell Varco ●	1,909	78
Noble Energy	551	36
Occidental Petroleum	1,267	96
Oceaneering International ●	16	1
Oil States International ●	663	23
Rowan	974	23
Schlumberger	998	62
Smith International	962	27
Sunoco	1,955	60
Tesoro ▼	848	12
Tidewater ▼	1,162	48
Unit ●	408	16
Valero Energy	2,901	52
XTO Energy	1,438	60

		4,122

Financials ⊳ – 26.0%
Affiliated Managers Group ▼ ●	491	31
Aflac	584	24
Allied World Assurance Company Holdings	557	25
Allstate	3,187	94
American Express	3,986	139
American Financial Group	859	21
American National Insurance	310	26
Ameriprise Financial	2,212	77
Annaly Capital Management – REIT	3,087	52
Associated Banc ▼	2,419	31
Assurant	3,214	96
Axis Capital Holdings	666	19
Bank of America	41,586	606
Bank of Hawaii ▼	1,403	62
Bank of New York Mellon	6,644	177
BB&T ▼	2,575	62
BlackRock	268	58
Capital One Financial ▼	1,033	38
Chimera Investment – REIT	11,599	41
Chubb	1,593	77
Cincinnati Financial ▼	2,062	52
Citigroup	33,674	138
City National ▼	1,647	62
CME Group ▼	397	120
Commerce Bancshares	58	2
Discover Financial Services	3,130	44
Erie Indemnity, Class A	925	33
Everest Re Group	578	51
Federated Investors, Class B ▼	1,063	28
Fidelity National Financial, Class A	777	11
First American	248	8
Franklin Resources ▼	568	59
Genworth Financial, Class A ●	3,004	32
Goldman Sachs Group ▼	2,317	394
Hartford Financial Services Group ▼	3,457	85
HCC Insurance Holdings	1,863	49
Hospitality Properties Trust – REIT	1,016	20
Huntington Bancshares ▼	1,245	5
Interactive Brokers Group, Class A ●	5,102	82
IntercontinentalExchange ▼ ●	409	41
Invesco	2,359	50
Investment Technology Group ●	1,515	33
Janus Capital Group	2,074	27
JPMorgan Chase	16,535	691

The accompanying notes are an integral part of the financial statements.

22   First American Funds 2009 Annual Report

Quantitative Large Cap Value Fund (continued)
DESCRIPTION	SHARES	FAIR VALUE

KeyCorp	181	$1
Kimco Realty – REIT	2,397	30
Lazard, Class A	1,426	54
Legg Mason	4,063	118
Lincoln National	2,029	48
Loew’s	1,569	52
Marsh & McLennan	1,553	36
Marshall & Ilsley	124	1
MBIA ▼ ●	60	—
Mercury General	941	34
MetLife	2,501	85
Morgan Stanley	4,583	147
NASDAQ OMX Group ●	1,344	24
New York Community Bancorp ▼	11,122	120
NYSE Euronext	4,149	107
Old Republic International	787	8
PNC Financial Services Group	2,870	140
Principal Financial Group	2,321	58
Progressive ●	1,539	25
ProLogis – REIT ▼	2,558	29
Protective Life	3,824	74
Prudential Financial	2,757	125
Public Storage – REIT ▼	1,257	93
Raymond James Financial ▼	395	9
SLM ●	2,657	26
StanCorp Financial Group	1,238	45
State Street	1,881	79
SunTrust Banks ▼	261	5
T. Rowe Price Group	187	9
TD Ameritrade Holding ●	1,345	26
Torchmark	1,535	62
Transatlantic Holdings	31	2
Travelers	2,283	114
Unitrin	1,490	29
W.R. Berkley	2,817	70
Wells Fargo	17,671	486
Wilmington Trust ▼	4,619	56
XL Capital, Class A	2,978	49

		6,349

Healthcare – 10.5%
Aetna	1,269	33
AmerisourceBergen	2,138	47
Becton, Dickinson & Company	655	45
Boston Scientific ●	1,906	16
Bristol-Myers Squibb	2,463	54
Cardinal Health	2,492	71
CareFusion ●	1,246	28
CIGNA	2,625	73
Cooper	590	17
Coventry Health Care ●	911	18
Eli Lilly ▼	4,714	160
Endo Pharmaceuticals Holdings ●	3,561	80
Forest Laboratories ●	4,032	112
Health Net ●	682	10
IMS Health	1,900	31
Johnson & Johnson	3,564	210
King Pharmaceuticals ●	3,371	34
McKesson	355	21
Medtronic	428	15
Merck	9,560	296
Mettler-Toledo International ●	345	34
Pfizer	45,887	781
Stryker ▼	1,334	61
Teleflex	369	18
Thermo Fisher Scientific ●	1,769	80
UnitedHealth Group	3,328	86
WellPoint ●	715	33
Zimmer Holdings ●	1,664	88

		2,552

Industrials – 8.0%
3M	1,019	75
Avery Dennison	820	29
Brinks	21	1
Carlisle Companies	39	1
Caterpillar ▼	1,633	90
Cintas	13	—
CSX	1,138	48
Danaher	826	56
Deere & Company	1,101	50
Dover	380	14
Eaton	1,005	61
FedEx	1,656	120
General Dynamics	979	61
General Electric	49,550	707
Harsco	1,577	50
Honeywell International	538	19
Illinois Tool Works	3,329	153
ITT	35	2
Manitowoc ▼	1,315	12
Norfolk Southern	1,953	91
Northrop Grumman	93	5
Pitney Bowes ▼	6,255	153
R.R. Donnelley & Sons	3,812	77
Snap-On	78	3
Terex ●	1,402	28
Timken	977	22
Trinity Industries ▼	2,024	34

		1,962

Information Technology – 11.6%
Accenture, Class A	845	31
Adobe Systems ●	1,115	37
Agilent Technologies ▼ ●	1,938	48
Akamai Technologies ▼ ●	794	17
Amdocs ●	6,814	172
Amphenol, Class A	574	23
Analog Devices	2,894	74
ANSYS ▼ ●	576	23
Applied Materials ▼	7,157	87
Autodesk ●	1,566	39
Automatic Data Processing	662	26
Avnet ●	457	11
AVX	7,027	80
BMC Software ●	2,388	89
CA	6,425	134
Citrix Systems ●	596	22
CommScope ●	884	24
Computer Sciences ●	1,887	96
Compuware ●	9,275	65
Convergys ●	749	8
Corning	1,785	26
DST Systems ▼ ●	104	4
eBay ●	4,707	105
Electronic Arts ●	1,975	36
EMC ●	8,958	147
FLIR Systems ●	1,519	42
Harris	2,032	85
Integrated Device Technology ●	3,184	19
Intel	7,470	143
Intersil, Class A	306	4

First American Funds 2009 Annual Report   23

Schedule of Investments  October 31, 2009, all dollars are rounded to thousands (000)

Quantitative Large Cap Value Fund (continued)
DESCRIPTION	SHARES	FAIR VALUE

Intuit ●	1,467	$43
Jabil Circuit	2,359	32
KLA-Tencor	1,725	56
Lexmark International, Class A ●	2,245	57
Linear Technology ▼	4,139	107
Marvell Technology Group ●	1,670	23
Maxim Integrated Products	1,082	18
McAfee ●	933	39
MEMC Electronic Materials ●	1,923	24
Microsoft	1,643	46
Motorola	8,013	69
National Instruments	2,221	59
National Semiconductor	3,881	50
Novell ●	12,364	51
Nuance Communications ●	1,254	16
Red Hat ●	1,262	33
Sybase ▼ ●	836	33
Synopsys ●	5,498	121
Texas Instruments	980	23
Total System Services	3,372	54
Trimble Navigation ●	990	21
VMware, Class A ●	564	22
Xerox ▼	7,527	57
Xilinx	2,688	58

		2,829

Materials – 3.1%
Alcoa ▼	7,406	92
Allegheny Technologies	315	10
Ashland	1,261	44
Bemis	281	7
Cabot Microelectronics	1,217	27
Carpenter Technology Corp.	1,763	37
Celanese, Class A	5	—
Cytec Industries	844	28
Dow Chemical ▼	4,558	107
E.I. Du Pont de Nemours	2,930	93
International Paper	2,643	59
Nucor	1,979	79
Packaging Corporation of America	1,251	23
Pactiv ●	1,098	25
PPG Industries	800	45
RPM International	140	2
Sonoco Products	180	5
Titanium Metals ▼	1,164	10
Valspar ▼	1,406	36
Vulcan Materials ▼	391	18

		747

Telecommunication Services – 4.7%
AT&T	25,078	644
Leap Wireless International ●	453	6
MetroPCS Communications ●	4,011	25
NII Holdings ●	3,164	85
Sprint Nextel ▼ ●	6,366	19
U.S. Cellular ●	651	24
Verizon Communications	12,068	357

		1,160

Utilities – 8.6%
AGL Resources ▼	1,543	54
Allegheny Energy	1,327	30
Alliant Energy	2,596	69
Ameren	4,197	102
American Electric Power	3,070	93
Atmos Energy	945	26
Consolidated Edison ▼	1,194	49
Constellation Energy Group	3,122	97
Dominion Resources	2,054	70
DTE Energy	634	23
Duke Energy ▼	7,551	119
Dynegy, Class A ●	6,100	12
Edison International	2,560	81
Energen	253	11
Entergy	379	29
EQT	850	36
Exelon	1,463	69
FirstEnergy	2,889	125
FPL Group	1,298	64
Great Plains Energy	5,160	89
Integrys Energy Group	2,735	95
Mirant ●	7,911	111
NRG Energy ▼ ●	856	20
Nstar	524	16
OGE Energy	1,269	42
Pepco Holdings	7,003	105
PG&E	709	29
Pinnacle West Capital	979	31
Questar	1,590	63
SCANA	1,400	47
Sempra Energy	1,978	102
Southern	3,272	102
Vectren	944	21
Wisconsin Energy	741	32
Xcel Energy	1,210	23

		2,087

Total Common Stocks
(Cost $23,081)		23,922

Short-Term Investments – 1.7%
Money Market Fund – 1.4%
First American Prime Obligations Fund, Class Z
0.148% Å Ω	337,454	337

U.S. Treasury Obligation – 0.3%
U.S. Treasury Bill
0.260%, 11/19/2009 ☐	$75	75

Total Short-Term Investments
(Cost $412)		412

Investment Purchased with Proceeds from Securities Lending – 15.0%
Mount Vernon Securities Lending Prime Portfolio
0.209% Ω †
(Cost $3,664)	3,663,644	3,664

Total Investments ▲ – 114.8%
(Cost $27,157)		27,998

Other Assets and Liabilities, Net – (14.8)%		(3,606)

Total Net Assets – 100.0%		$24,392

▼	This security or a portion of this security is out on loan at October 31, 2009. Total loaned securities had a fair value of $3,391 at October 31, 2009. See note 2 in Notes to Financial Statements.

●	Non-income producing security.

⊳	The fund is significantly invested in this sector and therefore is subject to additional risks. See note 6 in Notes to Financial Statements.

Å	Investment in affiliated security. This money market fund is advised by FAF Advisors, Inc., which also serves as advisor for this fund. See note 3 in Notes to Financial Statements.

The accompanying notes are an integral part of the financial statements.

24   First American Funds 2009 Annual Report

Quantitative Large Cap Value Fund (concluded)

Ω	The rate quoted is the annualized seven-day effective yield as of October 31, 2009.

☐	Security has been deposited as initial margin on open futures contracts. Yield shown is the annualized effective yield as of October 31, 2009. See note 2 in Notes to Financial Statements.

†	The fund may loan securities representing up to one third of the fair value of its total assets (which includes collateral for securities on loan) to broker-dealers, banks, or other institutional borrowers of securities. The fund maintains collateral equal to at least 100% of the fair value of the securities loaned. The adequacy of the collateral is monitored on a daily basis. The cash collateral received by the fund is invested in this affiliated money market fund. See note 2 in Notes to Financial Statements.

▲	On October 31, 2009, the cost of investments for federal income tax purposes was $27,281. The aggregate gross unrealized appreciation and depreciation of investments, based on this cost, were as follows:

Gross unrealized appreciation	$2,762
Gross unrealized depreciation	(2,045)

Net unrealized appreciation	$717

REIT –	Real Estate Investment Trust

Schedule of Open Futures Contracts

		Number of	Notional
	Settlement	Contracts	Contract	Unrealized
Description	Month	Purchased	Value	Depreciation

S&P 500 E-Mini Futures	December 2009	7	$362	$(13)

First American Funds 2009 Annual Report   25

Statements ofAssets and Liabilities	October 31, 2009, all dollars and shares are rounded to thousands (000), except per share data

	Quantitative	Quantitative	Quantitative
	Large Cap	Large Cap	Large Cap
	Core Fund	Growth Fund	Value Fund

Unaffiliated investments, at cost	$133,372	$24,157	$23,156
Affiliated money market fund, at cost	6,714	622	337
Affiliated investment purchased with proceeds from securities lending, at cost (note 2)	15,942	3,423	3,664

ASSETS:
Unaffiliated investments, at fair value* (note 2)	$139,709	$25,756	$23,997
Affiliated money market fund, at fair value (note 2)	6,714	622	337
Affiliated investment purchased with proceeds from securities lending, at fair value (note 2)	15,942	3,423	3,664
Receivable for dividends and interest	149	24	35
Receivable for capital shares sold	100	—	—
Receivable from advisor	—	22	14
Prepaid expenses and other assets	44	43	44

Total assets	162,658	29,890	28,091

LIABILITIES:
Payable upon return of securities loaned (note 2)	15,942	3,423	3,664
Payable for capital shares redeemed	3	—	—
Payable to affiliates (note 3)	48	17	17
Payable for variation margin	229	20	10
Payable for distribution and shareholder servicing fees	—	—	—
Accrued expenses and other liabilities	9	8	8

Total liabilities	16,231	3,468	3,699

Net assets	$146,427	$26,422	$24,392

COMPOSITION OF NET ASSETS:
Portfolio capital	$165,456	$28,127	$25,164
Undistributed net investment income	1,659	269	415
Accumulated net realized loss on investments and futures contracts (note 2)	(26,791)	(3,551)	(2,015)
Net unrealized appreciation or depreciation of:
Investments	6,337	1,599	841
Futures contracts	(234)	(22)	(13)

Net assets	$146,427	$26,422	$24,392

* Including securities loaned, at fair value	$14,928	$3,235	$3,391

Class A:
Net assets	$243	$66	$24
Shares issued and outstanding ($0.0001 par value – 2 billion authorized)	14	3	1
Net asset value, and redemption price per share	$18.01	$20.29	$18.12
Maximum offering price per share[1]	$19.06	$21.47	$19.17
Class C:
Net assets	$4	$26	$6
Shares issued and outstanding ($0.0001 par value – 2 billion authorized)	—**	1	—**
Net asset value, offering price, and redemption price per share[2]	$17.91	$20.20	$18.18
Class Y:
Net assets	$146,180	$26,330	$24,362
Shares issued and outstanding ($0.0001 par value – 2 billion authorized)	8,101	1,295	1,343
Net asset value, offering price, and redemption price per share	$18.04	$20.33	$18.15

[1]	The offering price is calculated by dividing the net asset value by 1 minus the maximum sales charge of 5.50%.

[2]	Class C has a contingent deferred sales charge. For a description of this sales charge, see notes 1 and 3 in Notes to Financial Statements.

**	Due to the presentation of the Financial Statements in thousands, the number rounds to zero.

The accompanying notes are an integral part of the financial statements.

26   First American Funds 2009 Annual Report

Statements ofOperations	For the year ended October 31, 2009, all dollars are rounded to thousands (000)

	Quantitative	Quantitative	Quantitative
	Large Cap	Large Cap	Large Cap
	Core Fund	Growth Fund	Value Fund

INVESTMENT INCOME:
Dividends from unaffiliated investments	$2,516	$439	$592
Dividends from affiliated money market fund	52	3	8
Interest from unaffiliated investments	4	1	1
Securities lending income	65	14	21

Total investment income	2,637	457	622

EXPENSES (note 3):
Investment advisory fees	300	65	59
Administration fees	232	64	58
Transfer agent fees	90	90	90
Custodian fees	6	1	1
Legal fees	15	15	15
Audit fees	29	29	29
Registration fees	44	43	43
Postage and printing fees	3	2	—
Directors’ fees	30	30	30
Other expenses	20	19	20
Distribution and shareholder servicing fees:
Class A	—	—	—
Class C	—	—	—

Total expenses	769	358	345

Less: Fee waivers (note 3)	(325)	(261)	(257)

Total net expenses	444	97	88

Investment income – net	2,193	360	534

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS AND FUTURES CONTRACTS – NET (note 5):
Net realized gain (loss) on:
Investments	(18,929)	(3,088)	(1,066)
Futures contracts	1,549	120	(31)
Net change in unrealized appreciation or depreciation of:
Investments	27,924	6,093	3,364
Futures contracts	(358)	(22)	(41)

Net gain on investments and futures contracts	10,186	3,103	2,226

Net increase in net assets resulting from operations	$12,379	$3,463	$2,760

First American Funds 2009 Annual Report   27

Statements ofChanges in Net Assets	all dollars are rounded to thousands (000)

	Quantitative		Quantitative		Quantitative
	Large Cap		Large Cap		Large Cap
	Core Fund		Growth Fund		Value Fund

	Year	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended	Ended
	10/31/09	10/31/08	10/31/09	10/31/08	10/31/09	10/31/08

OPERATIONS:
Investment income – net	$2,193	$1,422	$360	$148	$534	$214
Net realized gain (loss) on:
Investments	(18,929)	(7,587)	(3,088)	(746)	(1,066)	(1,073)
Futures contracts	1,549	(1,790)	120	167	(31)	184
Net change in unrealized appreciation or depreciation of:
Investments	27,924	(24,537)	6,093	(5,124)	3,364	(2,879)
Futures contracts	(358)	116	(22)	(1)	(41)	15

Net increase (decrease) in net assets resulting from operations	12,379	(32,376)	3,463	(5,556)	2,760	(3,539)

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Investment income – net:
Class A	(1)	(2)	—	—	—	—
Class C	—	—	—	—	—	—
Class R	—	—	—	—	—	—
Class Y	(1,072)	(941)	(151)	(94)	(200)	(149)
Net realized gain on investments:
Class A	—	(1)	—	(1)	—	—
Class C	—	—	—	—	—	—
Class R	—	—	—	—	—	—
Class Y	—	(451)	—	(77)	—	(77)

Total distributions	(1,073)	(1,395)	(151)	(172)	(200)	(226)

CAPITAL SHARE TRANSACTIONS (note 4):
Class A:
Proceeds from sales	130	109	19	51	11	7
Reinvestment of distributions	1	3	—	1	—	1
Payments for redemptions	(20)	(72)	(18)	(39)	(2)	(16)

Increase (decrease) in net assets from Class A transactions	111	40	1	13	9	(8)

Class C:
Proceeds from sales	—	—	13	—	11	—
Reinvestment of distributions	—	—	—	—	—	—
Payments for redemptions (note 3)	(6)	—	(2)	—	(11)	—

Increase (decrease) in net assets from Class C transactions	(6)	—	11	—	—	—

Class R:
Proceeds from sales	—	—	—	—	—	—
Reinvestment of distributions	—	—	—	—	—	—
Payments for redemptions	(3)	—	(4)	—	(3)	—

Decrease in net assets from Class R transactions	(3)	—	(4)	—	(3)	—

Class Y:
Proceeds from sales	94,121	84,298	5,095	18,446	6,486	12,884
Reinvestment of distributions	546	1,108	119	147	169	206
Payments for redemptions	(49,049)	(11,171)	(2,158)	(652)	(1,628)	(16)

Increase in net assets from Class Y transactions	45,618	74,235	3,056	17,941	5,027	13,074

Increase in net assets from capital share transactions	45,720	74,275	3,064	17,954	5,033	13,066

Total increase in net assets	57,026	40,504	6,376	12,226	7,593	9,301
Net assets at beginning of period	89,401	48,897	20,046	7,820	16,799	7,498

Net assets at end of period	$146,427	$89,401	$26,422	$20,046	$24,392	$16,799

Undistributed net investment income at end of period	$1,659	$539	$269	$60	$415	$82

The accompanying notes are an integral part of the financial statements.

28   First American Funds 2009 Annual Report

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Financial Highlights   For a share outstanding throughout the indicated period.

	Net Asset		Realized and		Distributions			Net Asset
	Value	Net	Unrealized	Total from	from Net	Distributions		Value
	Beginning	Investment	Gains (Losses) on	Investment	Investment	from Net Realized	Total	End of
	of Period	Income (Loss)	Investments	Operations	Income	Gains	Distributions	Period

Quantitative Large Cap Core Fund[1]
Class A
2009[2]	$16.56	$0.31	$1.29	$1.60	$(0.15)	$—	$(0.15)	$18.01
2008[2]	26.90	0.40	(10.21)	$(9.81)	(0.29)	(0.24)	(0.53)	16.56
2007[3]	25.00	0.06	1.91	1.97	(0.07)	—	(0.07)	26.90
Class C
2009[2]	$16.51	$0.24	$1.24	$1.48	$(0.08)	$—	$(0.08)	$17.91
2008[2]	26.88	0.23	(10.20)	$(9.97)	(0.16)	(0.24)	(0.40)	16.51
2007[3]	25.00	0.02	1.90	1.92	(0.04)	—	(0.04)	26.88
Class Y
2009[2]	$16.57	$0.35	$1.29	$1.64	$(0.17)	$—	$(0.17)	$18.04
2008[2]	26.90	0.44	(10.20)	$(9.76)	(0.33)	(0.24)	(0.57)	16.57
2007[3]	25.00	0.11	1.87	1.98	(0.08)	—	(0.08)	26.90

Quantitative Large Cap Growth Fund[1]
Class A
2009[2]	$17.75	$0.26	$2.39	$2.65	$(0.11)	$—	$(0.11)	$20.29
2008[2]	27.51	0.24	(9.58)	(9.34)	(0.16)	(0.26)	(0.42)	17.75
2007[3]	25.00	0.02	2.53	2.55	(0.04)	—	(0.04)	27.51
Class C
2009[2]	$17.69	$0.11	$2.41	$2.52	$(0.01)	$—	$(0.01)	$20.20
2008[2]	27.47	0.05	(9.55)	(9.50)	(0.02)	(0.26)	(0.28)	17.69
2007[3]	25.00	(0.03)	2.53	2.50	(0.03)	—	(0.03)	27.47
Class Y
2009[2]	$17.76	$0.30	$2.40	$2.70	$(0.13)	$—	$(0.13)	$20.33
2008[2]	27.52	0.28	(9.57)	(9.29)	(0.21)	(0.26)	(0.47)	17.76
2007[3]	25.00	0.07	2.50	2.57	(0.05)	—	(0.05)	27.52

Quantitative Large Cap Value Fund[1]
Class A
2009[2]	$16.84	$0.39	$1.05	$1.44	$(0.16)	$—	$(0.16)	$18.12
2008[2]	26.53	0.52	(9.56)	(9.04)	(0.40)	(0.25)	(0.65)	16.84
2007[3]	25.00	0.10	1.51	1.61	(0.08)	—	(0.08)	26.53
Class C
2009[2]	$16.80	$0.16	$1.22	$1.38	$—	$—	$—	$18.18
2008[2]	26.51	0.35	(9.55)	(9.20)	(0.26)	(0.25)	(0.51)	16.80
2007[3]	25.00	0.08	1.48	1.56	(0.05)	—	(0.05)	26.51
Class Y
2009[2]	$16.85	$0.44	$1.04	$1.48	$(0.18)	$—	$(0.18)	$18.15
2008[2]	26.54	0.55	(9.54)	(8.99)	(0.45)	(0.25)	(0.70)	16.85
2007[3]	25.00	0.15	1.48	1.63	(0.09)	—	(0.09)	26.54

[1]	Per share data calculated using average share method.

[2]	For the period November 1 to October 31 in the fiscal year indicated.

[3]	Commenced operations on July 31, 2007. All ratios for the period July 31, 2007 to October 31, 2007 have been annualized, except total return and portfolio turnover.

[4]	Total return does not reflect sales charges. Total return would have been lower had certain expenses not been waived.

The accompanying notes are an integral part of the financial statements.

30   First American Funds 2009 Annual Report

					Ratio of Net
				Ratio of	Investment
			Ratio of Net	Expenses	Income
		Ratio of	Investment	to Average	(Loss)
	Net Assets	Expenses to	Income (Loss)	Net Assets	to Average	Portfolio
Total	End of	Average	to Average	(Excluding	Net Assets	Turnover
Return[4]	Period (000)	Net Assets	Net Assets	Waivers)	(Excluding Waivers)	Rate

9.87%	$243	0.69%	1.94%	1.01%	1.62%	75%
(37.08)	118	0.70	1.77	1.18	1.29	153
7.89	131	0.70	0.91	1.40	0.21	55

9.05%	$4	1.44%	1.57%	1.76%	1.25%	75%
(37.58)	10	1.45	0.99	1.93	0.51	153
7.69	15	1.45	0.23	2.15	(0.47)	55

10.13%	$146,180	0.44%	2.19%	0.76%	1.87%	75%
(36.93)	89,270	0.45	1.99	0.93	1.51	153
7.93	48,745	0.45	1.73	1.15	1.03	55

15.09%	$66	0.70%	1.46%	1.91%	0.25%	66%
(34.41)	56	0.69	0.99	2.89	(1.21)	161
10.22	71	0.70	0.23	4.70	(3.77)	58

14.27%	$26	1.45%	0.62%	2.66%	(0.59)%	66%
(34.91)	12	1.44	0.23	3.64	(1.97)	161
10.01	18	1.45	(0.36)	5.45	(4.36)	58

15.42%	$26,330	0.45%	1.67%	1.66%	0.46%	66%
(34.27)	19,974	0.44	1.23	2.64	(0.97)	161
10.29	7,725	0.45	1.07	4.45	(2.93)	58

8.73%	$24	0.70%	2.44%	2.01%	1.13%	59%
(34.79)	14	0.69	2.26	3.78	(0.83)	178
6.46	31	0.70	1.57	4.73	(2.46)	65

8.21%	$6	1.45%	1.01%	2.76%	(0.30)%	59%
(35.25)	3	1.44	1.52	4.53	(1.57)	178
6.25	5	1.45	1.18	5.48	(2.85)	65

9.00%	$24,362	0.45%	2.72%	1.76%	1.41%	59%
(34.63)	16,779	0.44	2.51	3.53	(0.58)	178
6.52	7,457	0.45	2.28	4.48	(1.75)	65

First American Funds 2009 Annual Report   31

Notes toFinancial Statements	October 31, 2009, all dollars and shares are rounded to thousands (000)

1 >	Organization

Quantitative Large Cap Core Fund, Quantitative Large Cap Growth Fund, and Quantitative Large Cap Value Fund (each a “fund” and collectively, the “funds”) are mutual funds offered by First American Investment Funds, Inc. (“FAIF”), which is a member of the First American Family of Funds. As of October 31, 2009, FAIF offered 40 funds, including the funds listed above. FAIF is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. FAIF’s articles of incorporation permit the funds’ board of directors to create additional funds in the future. Quantitative Large Cap Core Fund, Quantitative Large Cap Growth Fund, and Quantitative Large Cap Value Fund are each diversified open-end management investment companies.

The funds offer Class A, Class C, and Class Y shares.  Class A shares are sold with a front-end sales charge. Class C shares may be subject to a contingent deferred sales charge for 12 months. Class Y shares have no sales charge and are offered only to qualifying institutional investors and certain other qualifying accounts. Prior to the close of business on April 28, 2009, each fund offered Class R Shares. Subsequent to this date, no new or additional investments are allowed in Class R Shares.

The funds’ prospectus provides descriptions of each fund’s investment objective, principal investment strategies, and principal risks. All classes of shares in a fund have identical voting, dividend, liquidation, and other rights, and the same terms and conditions, except that certain fees and expenses, including distribution and shareholder servicing fees, may differ among classes. Each class has exclusive voting rights on any matters relating to that class’s servicing or distribution arrangements.

2 >	Summary of Significant Accounting Policies

The significant accounting policies followed by the funds are as follows:

SECURITY VALUATIONS – Security valuations for the funds’ investments are furnished by an independent pricing service that has been approved by the funds’ board of directors. Investments in equity securities that are traded on a national securities exchange (or reported on the Nasdaq national market system) are stated at the last quoted sales price if readily available for such securities on each business day. For securities traded on the Nasdaq national market system, the funds utilize the Nasdaq Official Closing Price which compares the last trade to the bid/ask range of a security. If the last trade falls within the bid/ask range, then that price will be the closing price. If the last trade is outside the bid/ask range, and falls above the ask, then the ask will be the closing price. If the last trade is below the bid, then the bid will be the closing price. Other equity securities traded in the over-the-counter market and listed equity securities for which no sale was reported on that date are stated at the last quoted bid price. Investments in open-end funds are valued at their respective net asset values on the valuation date.

Debt obligations exceeding 60 days to maturity are valued by an independent pricing service. The pricing service may employ methodologies that utilize actual market transactions, broker-dealer supplied valuations, or other formula-driven valuation techniques. These techniques generally consider such factors as yields or prices of bonds of comparable quality, type of issue, coupon, maturity, ratings, and general market conditions. Securities for which prices are not available from an independent pricing service, but where an active market exists, are valued using market quotations obtained from one or more dealers that make markets in the securities or from a widely used quotation system. Debt obligations with 60 days or less remaining until maturity may be valued at their amortized cost, which approximates fair value.

The following investment vehicles, when held by a fund, are priced as follows: Exchange listed futures and options on futures are priced at their last sale price on the exchange on which they are principally traded, as determined by FAF Advisors, Inc (“FAF Advisors”), on the day the valuation is made. If there were no sales on that day, futures and options on futures will be valued at the last reported bid price. Options on securities, indices, and currencies traded on Nasdaq or listed on a stock exchange, whether domestic or foreign, are valued at the last sale price on Nasdaq or on any exchange on the day the valuation is made. If there were no sales on that day, the options will be valued at the last sale price on the previous valuation date. Last sale prices are obtained from an independent pricing service. Forward contracts and over-the-counter options on securities, indices, and currencies are valued at the quotations received from an independent pricing service, if available.

When market quotations are not readily available, securities are internally valued at fair value as determined in good faith by procedures established and approved by the funds’ board of directors. Some of the factors which may be considered in determining fair value are fundamental analytical data relating to the investment; the nature and duration of any restrictions on disposition; trading in similar securities of the same issuer or comparable companies; information from broker-dealers; and an evaluation of the forces that influence the market in which the securities are purchased and sold. If events occur that materially affect the value of securities (including non-U.S. securities) between the close of trading in those securities and the close of regular trading on the New York Stock Exchange, the securities will be valued at fair value. Price movements in futures contracts and ADRs (American Depositary Receipts), and various other indices, may be reviewed in the course of making a good faith determination of a security’s fair value. The use of fair value pricing by a fund may cause the net asset value of its

32   First American Funds 2009 Annual Report

shares to differ significantly from net asset value that would be calculated without regard to such considerations. As of October 31, 2009, Quantitative Large Cap Core Fund, Quantitative Large Cap Growth Fund, and Quantitative Large Cap Value Fund held no internally fair valued securities.

Generally accepted accounting principles (GAAP) require disclosures regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or technique. These principles establish a three-tier fair value hierarchy for inputs used in measuring fair value. Fair value inputs are summarized in the 3 broad levels listed below:

Level 1 – Quoted prices in active markets for identical securities.

Level 2 – Other significant observable inputs (including quoted prices for similar securities, with similar interest rates, prepayment speeds, credit risk, etc.).

Level 3 – Significant unobservable inputs (including a fund’s own assumptions in determining the fair value of investments). Generally, the types of securities included in Level 3 of a fund are securities for which there is limited or no observable fair value inputs available, and as such the fair value is determined through independent broker quotations or management’s fair value procedures established by the funds’ board of directors.

The valuation levels are not necessarily an indication of the risk associated with investing in these investments.

As of October 31, 2009, the fund’s investments were classified as follows:

				Total
Fund	Level 1	Level 2	Level 3	Fair Value

Quantitative Large Cap Core Fund
Common Stocks	$137,709	$—	$—	$137,709
Short-Term Investments	22,656	2,000	—	24,656

Total Investments	$160,365	$2,000	$—	$162,365

Quantitative Large Cap Growth Fund
Common Stocks	$25,606	$—	$—	$25,606
Short-Term Investments	4,045	150	—	4,195

Total Investments	$29,651	$150	$—	$29,801

Quantitative Large Cap Value Fund
Common Stocks	$23,922	$—	$—	$23,922
Short-Term Investments	4,001	75	—	4,076

Total Investments	$27,923	$75	$—	$27,998

See each fund’s Schedule of Investments for further industry breakout.

As of October 31, 2009, each fund’s investments in other financial instruments* were classified as follows:

				Total
Fund	Level 1	Level 2	Level 3	Fair Value

Quantitative Large Cap Core Fund	$(234)	$—	$—	$(234)
Quantitative Large Cap Growth Fund	(22)	—	—	(22)
Quantitative Large Cap Value Fund	(13)	—	—	(13)

*	Other financial instruments include futures, which are valued at the unrealized appreciation (depreciation) on the instrument.

During the fiscal year ended October 31, 2009, the funds held no Level 3 securities, therefore no reconciliation of Level 3 securities is presented.

SECURITY TRANSACTIONS AND INVESTMENT INCOME – For financial statement purposes, the funds record security transactions on the trade date of the security purchase or sale. Dividend income is recorded on the ex-dividend date. Interest income, including amortization of bond premium and discount, is recorded on an accrual basis. Security gains and losses are determined on the basis of identified cost, which is the same basis used for federal income tax purposes. The resulting gain/loss is calculated as the difference between the sales price and the underlying cost of the security on the transaction date.

DISTRIBUTIONS TO SHAREHOLDERS – Distributions from net investment income are declared and paid annually by each of the funds. Distributions are payable in cash or reinvested in additional shares of the fund. Any net realized capital gains on sales of a fund’s securities are distributed to shareholders at least annually.

FEDERAL TAXES – Each fund is treated as a separate taxable entity. Each fund intends to continue to qualify as a regulated investment company as provided in Subchapter M of the Internal Revenue Code, as amended, and to distribute all taxable income, if any, to its shareholders. Accordingly, no provision for federal income taxes is required.

As of October 31, 2009, the funds did not have any tax positions that did not meet the “more-likely-than-not”

First American Funds 2009 Annual Report   33

Notes toFinancial Statements	October 31, 2009, all dollars and shares are rounded to thousands (000)

threshold of being sustained by the applicable tax authority. Generally, tax authorities can examine all the tax returns filed for the last three years.

Net investment income and net realized gains (losses) may differ for financial statement and tax purposes because of temporary or permanent book-to-tax differences. These differences are primarily due to losses deferred from wash sales, the tax recognition of mark to market gains (losses) on open future contracts, proceeds from securities litigation, and the sale of real estate investment trust securities (“REITs”). To the extent these differences are permanent, reclassifications are made to the appropriate equity accounts in the period in which the differences arise.

On the Statements of Assets and Liabilities the following reclassifications were made:

	Accumulated	Undistributed
	Net Realized	Net Investment	Portfolio
Fund	Gain (Loss)	Income	Capital

Quantitative Large Cap Value Fund	$1	$(1)	$—

The character of distributions made during the fiscal year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. In addition, due to the timing of dividend distributions, the fiscal year in which the amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the funds. The distributions paid during the fiscal years ended October 31, 2009 and October 31, 2008, were as follows:

October 31, 2009

Ordinary
Fund	Income

Quantitative Large Cap Core Fund	$1,073
Quantitative Large Cap Growth Fund	151
Quantitative Large Cap Value Fund	200

	October 31, 2008

	Ordinary	Long Term
Fund	Income	Gain	Total

Quantitative Large Cap Core Fund	$1,341	$54	$1,395
Quantitative Large Cap Growth Fund	171	1	172
Quantitative Large Cap Value Fund	219	7	226

As of October 31, 2009, the funds’ most recently completed fiscal year-end, the components of accumulated earnings (deficit) on a tax basis were as follows:

		Accumulated
	Undistributed	Capital and		Total
	Ordinary	Post-October	Unrealized	Accumulated
Fund	Income	Losses	Appreciation	Deficit

Quantitative Large Cap Core Fund	$1,660	$(26,276)	$5,590	$(19,026)
Quantitative Large Cap Growth Fund	272	(3,456)	1,483	(1,701)
Quantitative Large Cap Value Fund	418	(1,903)	717	(768)

The difference between book and tax basis unrealized appreciation (depreciation) is primarily due to the tax deferral of losses on wash sales and the amount of gain (loss) recognized for tax purposes due to mark-to-market adjustments on open futures contracts.

As of October 31, 2009, the funds had capital loss carryforwards, which, if not offset by subsequent capital gains, will expire on the funds’ fiscal year-ends as follows:

Fund	2016	2017	Total

Quantitative Large Cap Core Fund	$7,444	$18,832	$26,276
Quantitative Large Cap Growth Fund	313	3,143	3,456
Quantitative Large Cap Value Fund	378	1,525	1,903

DERIVATIVES – The funds may invest in derivative financial instruments in order to manage risk or gain exposure to various other investments or markets. The funds’ investment objectives allow the funds to enter into stock index futures. Derivatives may contain various risk including the potential inability of the counterparty to fulfill their obligations under the terms of the contract, the potential for an illiquid secondary market, and the potential for market movements which may expose the funds to gains or losses in excess of the amounts shown on the Statement of Assets and Liabilities.

FUTURES TRANSACTIONS – The funds are subject to equity price risk and interest rate risk in the normal course of pursuing their investment objectives. In order to gain exposure to or protect against changes in the market and to maintain sufficient liquidity to meet redemption requests, each fund may enter into futures contracts. Upon entering into a futures contract, the fund is required to deposit cash or pledge U.S. Government securities. The margin required for a futures contract is set by the exchange on which the contract is traded. Subsequent payments, which are dependent on the daily fluctuations in the value of the underlying security or securities, are made or received by the fund each day (daily variation margin) and are recorded as unrealized gains (losses) until the contract is closed. When the contract is closed, the fund records a realized gain (loss) equal to the difference between the proceeds from (or cost of) the closing transaction and the fund’s basis in the contract.

Risks of entering into futures contracts, in general, include the possibility that there will not be a perfect price correlation between the futures contracts and the underlying securities. Second, it is possible that a lack of liquidity for futures contracts could exist in the secondary market, resulting in an inability to close a futures position prior to its maturity date. Third, the purchase of a futures

34   First American Funds 2009 Annual Report

contract involves the risk that a fund could lose more than the original margin deposit required to initiate a futures transaction. These contracts involve market risk in excess of the amount reflected in the fund’s Statement of Assets and Liabilities. Unrealized gains (losses) on outstanding positions in futures contracts held at the close of the year will be recognized as capital gains (losses) for federal income tax purposes.

As of October 31, 2009, Quantitative Large Cap Core Fund, Quantitative Large Cap Growth Fund, and Quantitative Large Cap Value Fund had outstanding futures contracts as disclosed in their Schedule of Investments.

For the fiscal year ended October 31, 2009, the quarterly average gross notional amounts of the derivatives held by the funds were:

	Futures/	Futures/
Fund	Long	Short

Quantitative Large Cap Core Fund	$5,265	$370
Quantitative Large Cap Growth Fund	364	—
Quantitative Large Cap Value Fund	640	—

As of October 31, 2009, the funds’ fair values of derivative instruments categorized by risk exposure were classified as follows:

	Statement of	Quantitative	Quantitative	Quantitative
	Assets and Liabilities	Large Cap	Large Cap	Large Cap
	Location	Core Fund	Growth Fund	Value Fund

Liability Derivatives
Equity Contracts	Payables, Net Assets – Unrealized Depreciation*	$234	$22	$13

Balance as of October 31, 2009		$234	$22	$13

*	Includes cumulative appreciation/depreciation of futures contracts as reported in the footnotes to the funds’ Schedules of Investments. Only the current day’s variation margin is reported within the Statements of Assets and Liabilities.

The effect of derivative instruments on the Statements of Operations for the fiscal year ended October 31, 2009:

Amount of realized gain (loss) on derivatives recognized in income:

Quantitative Large Cap Core Fund	Futures

Equity Contracts	$1,549

Quantitative Large Cap Growth Fund	Futures

Equity Contracts	$120

Quantitative Large Cap Value Fund	Futures

Equity Contracts	$(31)

Change in unrealized appreciation (depreciation) on derivatives recognized in income:

Quantitative Large Cap Core Fund	Futures

Equity Contracts	$(358)

Quantitative Large Cap Growth Fund	Futures

Equity Contracts	$(22)

Quantitative Large Cap Value Fund	Futures

Equity Contracts	$(41)

ILLIQUID OR RESTRICTED SECURITIES – A security may be considered illiquid if it lacks a readily available market. Securities are generally considered liquid if they can be sold or disposed of in the ordinary course of business within seven days at approximately the price at which the security is valued by the fund. Illiquid securities may be valued under methods approved by the funds’ board of directors as reflecting fair value. Each fund intends to invest no more than 15% of its total net assets (determined at the time of purchase and reviewed periodically) in illiquid securities. Certain restricted securities may be considered illiquid. Restricted securities are often purchased in private placement transactions, are not registered under the Securities Act of 1933, may have contractual restrictions on resale, and may be valued under methods approved by the funds’ board of directors as reflecting fair value. Certain restricted securities eligible for resale to qualified institutional investors, including Rule 144A securities, are not subject to the limitation on a fund’s investment in illiquid securities if they are determined to be liquid in accordance with procedures adopted by the funds’ board of directors. At October 31,

First American Funds 2009 Annual Report   35

Notes toFinancial Statements	October 31, 2009, all dollars and shares are rounded to thousands (000)

2009, Quantitative Large Cap Core Fund, Quantitative Large Cap Growth Fund, and Quantitative Large Cap Value Fund held no investments in illiquid securities.

SECURITIES LENDING – In order to generate additional income, each fund may lend securities representing up to one-third of the value of its total assets (which includes collateral for securities on loan) to broker-dealers, banks, or other institutional borrowers of securities. Each fund’s policy is to receive collateral from the borrower in the form of cash, U.S. government securities, or other high-grade debt obligations equal to at least 100% of the value of securities loaned. If the value of the securities on loan increases, additional collateral is received from the borrower. As with other extensions of credit, there may be risks of delay in recovery of the securities or even loss of rights in the collateral should the borrower of the security fail financially.

U.S. Bank National Association (“U.S. Bank”), the parent company of the funds’ advisor, serves as the securities lending agent for the funds in transactions involving the lending of portfolio securities on behalf of the funds. U.S. Bank acts as the securities lending agent pursuant to, and subject to compliance with conditions contained in, an exemptive order issued by the Securities and Exchange Commission (“SEC”). U.S. Bank receives fees as a percentage of each fund’s net income from securities lending transactions. Collateral for securities on loan is invested in a money market fund administered by FAF Advisors and FAF Advisors receives an administration fee equal to 0.02% of such fund’s average daily net assets. Securities lending fees paid to U.S. Bank by the funds for the fiscal year ended October 31, 2009, were as follows:

Fund	Amount

Quantitative Large Cap Core Fund	$25
Quantitative Large Cap Growth Fund	5
Quantitative Large Cap Value Fund	8

Income from securities lending is recorded on the Statements of Operations as securities lending income net of fees paid to U.S. Bank.

SECURITY LITIGATION SETTLEMENTS – Income from settlement proceeds related to portfolio securities no longer included in the portfolio is recorded as an adjustment to realized gains or losses. The funds did not have any adjustments made for the fiscal year ended October 31, 2009.

EXPENSES – Expenses that are directly related to one of the funds are charged directly to that fund. Other operating expenses are allocated to the funds on several bases, including evenly across all funds, allocated based on relative net assets of all funds within the First American Family of Funds, or a combination of both methods. Class specific expenses, such as distribution fees and shareholder servicing fees, are borne by that class. Income, other expenses, and realized and unrealized gains and losses of a fund are allocated to each respective class in proportion to the relative net assets of each class.

INTERFUND LENDING PROGRAM – Pursuant to an exemptive order issued by the SEC, the funds, along with other registered investment companies in the First American Family of Funds, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating funds. The funds did not have any interfund lending transactions during the fiscal year ended October 31, 2009.

DEFERRED COMPENSATION PLAN – Under a Deferred Compensation Plan (the “Plan”), non-interested directors of the First American Family of Funds may participate and elect to defer receipt of part or all of their annual compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of open-end First American Funds, as designated by each director. All amounts in the Plan are 100% vested and accounts under the Plan are obligations of the funds. Deferred amounts remain in the funds until distributed in accordance with the Plan.

USE OF ESTIMATES IN PREPARATION OF FINANCIAL STATEMENTS – The preparation of financial statements, in conformity with U.S. generally accepted accounting principles, requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported results of operations during the reporting period. Actual results could differ from those estimates.

EVENTS SUBSEQUENT TO FISCAL YEAR END – Management has evaluated fund related events and transactions that occurred subsequent to October 31, 2009, through December 22, 2009, the date of issuance of the funds’ financial statements. There were no events or transactions that occurred during this period that materially impacted the amounts or disclosures in the funds’ financial statements.

3 >	Fees and Expenses

INVESTMENT ADVISORY FEES – Pursuant to an investment advisory agreement (the “Agreement”), FAF Advisors manages each fund’s assets and furnishes related office facilities, equipment, research, and personnel. The Agreement requires each fund to pay FAF Advisors a monthly fee based upon average daily net assets. The annual fee is 0.30% for each of Quantitative Large Cap Core Fund, Quantitative Large Cap Growth Fund, and Quantitative Large Cap Value Fund. FAF Advisors has agreed to contractually waive fees and reimburse other fund expenses through February 28, 2010, so that total annual fund operating expenses, excluding indirect fees and expenses incurred through investment in exchange traded funds and other investment companies, as a

36   First American Funds 2009 Annual Report

percentage of average daily net assets, do not exceed the following amounts:

Fund	A	C	Y

Quantitative Large Cap Core Fund	0.70%	1.45%	0.45%
Quantitative Large Cap Growth Fund	0.70	1.45	0.45
Quantitative Large Cap Value Fund	0.70	1.45	0.45

The funds may invest in related money market funds that are series of First American Funds, Inc., subject to certain limitations. In order to avoid the payment of duplicative investment advisory fees to FAF Advisors, which acts as the investment advisor to both the investing funds and the related money market funds, FAF Advisors will reimburse each investing fund an amount equal to that portion of FAF Advisors’ investment advisory fee received from the related money market funds that is attributable to the assets of the investing fund. This reimbursement, if any, is included in “Fee waivers” in the Statement of Operations.

ADMINISTRATION FEES – FAF Advisors serves as the funds’ administrator pursuant to an administration agreement between FAF Advisors and the funds. U.S. Bancorp Fund Services, LLC (“USBFS”) serves as sub-administrator pursuant to a sub-administration agreement between USBFS and FAF Advisors. FAF Advisors is a subsidiary of U.S. Bank National Association (“U.S. Bank”). Both U.S. Bank and USBFS are direct subsidiaries of U.S. Bancorp. Under the administration agreement, FAF Advisors is compensated to provide, or compensates other entities to provide, services to the funds. These services include various legal, oversight, administrative, and accounting services. The funds pay FAF Advisors administration fees, which are calculated daily and paid monthly, equal to each fund’s pro rata share of an amount equal, on a annual basis, to 0.25% of the aggregate average daily net assets of all open-end funds in the First American Family of Funds up to $8 billion, 0.235% on the next $17 billion of the aggregate average daily net assets, 0.22% on the next $25 billion of the aggregate average daily net assets, and 0.20% of the aggregate average daily net assets in excess of $50 billion. All fees paid to the sub-administrator are paid from the administration fee. In addition to these fees, the funds may reimburse FAF Advisors and the sub-administrator for any out-of-pocket expenses incurred in providing administration services.

TRANSFER AGENT FEES – USBFS serves as the funds’ transfer agent pursuant to a transfer agent agreement with FAIF. The funds are charged transfer agent fees on a per shareholder account basis, subject to a minimum fee per share class. These fees are charged to each fund based upon the number of accounts within that fund. In addition to these fees, the funds may reimburse USBFS for out-of-pocket expenses incurred in providing transfer agent services.

CUSTODIAN FEES – U.S. Bank serves as the funds’ custodian pursuant to a custodian agreement with FAIF. The custodian fee charged for each fund is equal to an annual rate of 0.005% of average daily net assets. All fees are computed daily and paid monthly.

Under the custodian agreement, interest earned on uninvested cash balances is used to reduce a portion of each fund’s custodian expenses. These credits, if any, are disclosed as “Indirect payments from custodian” in the Statement of Operations. Conversely, the custodian charges a fee for any cash overdrafts incurred, which will increase the fund’s custodian expenses. For the fiscal year ended October 31, 2009, custodian fees for Quantitative Large Cap Core Fund, Quantitative Large Cap Growth Fund, and Quantitative Large Cap Value Fund were increased by $1, $0, and $0, respectively, as a result of overdrafts and were not decreased as a result of interest earned.

DISTRIBUTION AND SHAREHOLDER SERVICING (12b-1) FEES – Quasar Distributors, LLC (“Quasar”), a subsidiary of U.S. Bancorp, serves as distributor of the funds pursuant to a distribution agreement with FAIF. Under the distribution agreement, and pursuant to a plan adopted by each fund under rule 12b-1 of the Investment Company Act, each fund pays Quasar a monthly distribution and/or shareholder servicing fee equal to an annual rate of 0.25% and 1.00% of each fund’s average daily net assets attributable to Class A shares and Class C shares, respectively. Class Y shares pay no distribution or shareholder servicing fees. These fees may be used by Quasar to provide compensation for sales support, distribution activities, and/or shareholder servicing activities.

Under the distribution and shareholder servicing agreement, the following amounts were retained by affiliates of FAF Advisors for the fiscal year ended October 31, 2009:

Fund	Amount

Quantitative Large Cap Core Fund	$—
Quantitative Large Cap Growth Fund	—
Quantitative Large Cap Value Fund	—

OTHER FEES AND EXPENSES – In addition to the investment advisory fees, administration fees, transfer agent fees, custodian fees, and distribution and shareholder servicing fees, each fund is responsible for paying other operating expenses, including: legal, auditing, registration fees, postage and printing of shareholder reports, fees and expenses of independent directors, insurance, and other miscellaneous expenses. For the fiscal year ended October 31, 2009, legal fees and expenses of $15 were paid to a law firm of which an Assistant Secretary of the funds is a partner.

First American Funds 2009 Annual Report   37

Notes toFinancial Statements	October 31, 2009, all dollars and shares are rounded to thousands (000)

CONTINGENT DEFERRED SALES CHARGES – A contingent deferred sales charge (“CDSC”) of 1.00% is imposed on redemptions made in the Class C shares for the first 12 months. The CDSC is imposed on the value of the purchased shares, or the value at the time of redemption, whichever is less.

For the fiscal year ended October 31, 2009, total front-end sales charges and CDSCs retained by affiliates of FAF Advisors for distributing the funds’ shares were as follows:

Fund	Amount

Quantitative Large Cap Core Fund	$—
Quantitative Large Cap Growth Fund	—
Quantitative Large Cap Value Fund	—

4 >	Capital Share Transactions

FAIF has 370 billion shares of $0.0001 par value capital stock authorized. Capital share transactions for the funds were as follows:

	Quantitative		Quantitative		Quantitative
	Large Cap		Large Cap		Large Cap
	Core Fund		Growth Fund		Value Fund

	Year	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended	Ended
	10/31/09	10/31/08	10/31/09	10/31/08	10/31/09	10/31/08

Class A:
Shares issued	8	5	1	2	—	—
Shares issued in lieu of cash distributions	—	—	—	—	—	—
Shares redeemed	(1)	(3)	(1)	(1)	—	—

Total Class A transactions	7	2	—	1	—	—

Class C:
Shares issued	—	—	—	—	1	—
Shares issued in lieu of cash distributions	—	—	—	—	—	—
Shares redeemed	(1)	—	—	—	(1)	—

Total Class C transactions	(1)	—	—	—	—	—

Class Y:
Shares issued	5,877	4,109	283	870	436	707
Shares issued in lieu of cash distributions	36	46	7	6	11	9
Shares redeemed	(3,199)	(580)	(119)	(33)	(100)	(1)

Total Class Y transactions	2,714	3,575	171	843	347	715

Net increase in capital shares	2,720	3,577	171	844	347	715

5 >	Investment Security Transactions

During the fiscal year ended October 31, 2009, purchases of securities and proceeds from sales of securities, other than temporary investments in short-term securities, were as follows:

Fund	Purchases	Sales

Quantitative Large Cap Core Fund	$119,196	$70,274
Quantitative Large Cap Growth Fund	16,888	13,781
Quantitative Large Cap Value Fund	18,043	11,000

6 >	Sector Risk

Portfolios that primarily invest in a particular sector may experience greater volatility than portfolios investing in a broad range of industry sectors. As of October 31, 2009, Quantitative Large Cap Core Fund and Quantitative Large Cap Growth Fund had a significant portion of their assets invested in the information technology sector, which could be more sensitive to short product cycles and aggressive pricing than the technology industry as a whole. As of the same date, Quantitative Large Cap Value Fund had a significant portion of its assets invested in the financials sector. The financials sector may be more greatly impacted by the performance of the overall economy, interest rates, competition, and consumer confidence and spending.

7 >	Indemnifications

The funds enter into contracts that contain a variety of indemnifications. The funds’ maximum exposure under these arrangements is unknown. However, the funds have not had prior claims or losses pursuant to these contracts and expect the risk of loss to be remote.

38   First American Funds 2009 Annual Report

Notice toShareholders	October 31, 2009 (unaudited)

TAX INFORMATION

The information set forth below is for each fund’s fiscal year as required by federal laws. Most shareholders, however, must report distributions on a calendar year basis for income tax purposes, which may include distributions for portions of two fiscal years of a fund. Accordingly, the information needed for income tax purposes will be sent in early 2010 on Form 1099-DIV. Please consult your tax advisor for proper treatment of this information.

For the fiscal year ended October 31, 2009, each fund has designated long term capital gains and ordinary income with regard to distributions paid during the period as follows:

	Ordinary
	Income	Total
	Distributions	Distributions
Fund	(Tax Basis)[1]	(Tax Basis)[2]

Quantitative Large Cap Core Fund	100.00%	100.00%
Quantitative Large Cap Growth Fund	100.00	100.00
Quantitative Large Cap Value Fund	100.00	100.00

[1]	Based on a percentage of the fund’s total distributions.
[2]	None of the distributions made by these funds are eligible for the dividends received deduction or are characterized as qualified dividend income.

Shareholder Notification of Federal Tax Status:

Each fund has designated the following percentages of the ordinary income distributions during the fiscal year ended October 31, 2009 as dividends qualifying for the dividends received deduction available to corporate shareholders:

Fund

Quantitative Large Cap Core Fund	100.00%
Quantitative Large Cap Growth Fund	100.00
Quantitative Large Cap Value Fund	100.00

In addition, each fund has designated the following percentages of the ordinary income distributions from net investment income during the fiscal year ended October 31, 2009 as qualified dividend income available to individual shareholders under the Jobs and Growth Tax Relief Reconciliation Act of 2003:

Fund

Quantitative Large Cap Core Fund	100.00%
Quantitative Large Cap Growth Fund	100.00
Quantitative Large Cap Value Fund	99.63

Additional Information Applicable to Foreign Shareholders Only:

The percentage of ordinary income distributions that are designated as interest-related dividends under Internal Revenue Code Section 871(k)(1)(c) for each fund was as follows:

Fund

Quantitative Large Cap Core Fund	3.71%
Quantitative Large Cap Growth Fund	9.31
Quantitative Large Cap Value Fund	1.47

The percentage of ordinary income distributions that are designated as short-term capital gain distributions under Internal Revenue Code Section 871(k)(2)(c) for each fund was as follows:

Fund

Quantitative Large Cap Core Fund	0.00%
Quantitative Large Cap Growth Fund	0.00
Quantitative Large Cap Value Fund	0.00

First American Funds 2009 Annual Report   39

Notice toShareholders	October 31, 2009 (unaudited)

HOW TO OBTAIN A COPY OF THE FUNDS’ PROXY VOTING POLICIES AND PROXY VOTING RECORD

A description of the policies and procedures that the funds use to determine how to vote proxies relating to portfolio securities, as well as information regarding how the funds voted proxies relating to portfolio securities is available at firstamericanfunds.com and on the U.S. Securities and Exchange Commission’s website at www.sec.gov. A description of the funds’ policies and procedures is also available without charge, upon request, by calling 800.677.FUND.

FORM N-Q HOLDINGS INFORMATION

Each fund is required to file its complete schedule of portfolio holdings for the first and third quarters of each fiscal period with the Securities and Exchange Commission on Form N-Q. The funds’ Forms N-Q are available without charge (1) upon request by calling 800.677.FUND and (2) on the Securities and Exchange Commission’s website at www.sec.gov. In addition, you may review and copy the funds’ Forms N-Q at the Commission’s Public Reference Room in Washington, D.C. You may obtain information on the operation of the Public Reference Room by calling 1.800.SEC.0330.

QUARTERLY PORTFOLIO HOLDINGS

Each fund will make portfolio holdings information publicly available by posting the information at firstamericanfunds.com on a quarterly basis. The funds will attempt to post such information within 10 business days of the calendar quarter end.

APPROVAL OF THE FUNDS’ INVESTMENT ADVISORY AGREEMENT

The Board of Directors of the Funds (the “Board”), which is comprised entirely of independent directors, oversees the management of each Fund and, as required by law, determines annually whether to renew the Funds’ advisory agreement with FAF Advisors, Inc. (“FAF Advisors”).

At a meeting on May 5-7, 2009, the Board considered information relating to the Funds’ investment advisory agreement with FAF Advisors (the “Agreement”). In advance of the meeting, the Board received materials relating to the Agreement, and had the opportunity to ask questions and request further information in connection with their consideration. At a subsequent meeting on June 16-18, 2009, the Board concluded its consideration of and approved the Agreement through June 30, 2010.

Although the Agreement, which is with First American Investment Funds, Inc., relates to all of the Funds, the Board separately considered and approved the Agreement with respect to each Fund. In considering the Agreement, the Board, advised by independent legal counsel, reviewed and considered the factors it deemed relevant, including: (1) the nature, quality and extent of FAF Advisors’ services to each Fund, (2) the investment performance of each Fund, (3) the profitability of FAF Advisors related to the Funds, including an analysis of FAF Advisors’ cost of providing services and comparative expense information, (4) whether economies of scale may be realized as the Funds grow and whether fee levels are adjusted to enable Fund investors to share in these potential economies of scale, and (5) other benefits that accrue to FAF Advisors through its relationship with the Funds. In its deliberations, the Board did not identify any single factor which alone was responsible for the Board’s decision to approve the Agreement with respect to any Fund.

Before approving the Agreement, the Board met in executive session with its independent counsel on numerous occasions to consider the materials provided by FAF Advisors and the terms of the Agreement. Based on its evaluation of those materials, the Board concluded that the Agreement is fair and in the best interests of the shareholders of each Fund. In reaching its conclusions, the Board considered the following:

Nature, Quality and Extent of Investment Advisory Services

The Board examined the nature, quality and extent of the services provided by FAF Advisors to each Fund. For each Fund, the Board reviewed FAF Advisors’ key personnel who provide investment management services to the Fund as well as the fact that, under the Agreement, FAF Advisors has the authority and responsibility to make and execute investment decisions for each Fund within the framework of that Fund’s investment policies and restrictions, subject to review by the Board. The Board further considered that FAF Advisors’ duties with respect to each Fund include: (i) investment research and security selection, (ii) adherence to (and monitoring compliance with) the Fund’s investment policies and restrictions and the Investment Company Act of 1940, (iii) monitoring the performance of the various organizations providing services to each Fund, including the Fund’s distributor, sub-administrator, transfer agent and custodian. Finally, the Board considered FAF Advisors’ representation that the services provided by FAF Advisors under the Agreement are the type of services customarily provided by investment advisors in the fund industry. The Board considered compliance reports about FAF Advisors from the Funds’ Chief Compliance Officer (“CCO”).

40   First American Funds 2009 Annual Report

Based on the foregoing, the Board concluded that each Fund is likely to benefit from the nature, extent and quality of the services provided by FAF Advisors under the Agreement.

Investment Performance of the Funds

The Board considered the performance of each Fund on a gross-of-expenses basis, including comparative information provided by an independent data service, regarding the median performance of a group of comparable funds selected by that data service (the “performance universe”) and how each Fund performed versus its benchmark index. The performance periods considered by the Board all ended on February 28, 2009.

Quantitative Large Cap Core Fund. The Board considered that the Fund outperformed its benchmark index for the one-year period and since its inception on July 31, 2007, though it underperformed its performance universe median for both periods. The Board also considered, however, the Fund’s short operating history and concluded that it would be in the interest of the Fund and its shareholders to renew the Agreement and permit the Fund to develop a longer performance record.

Quantitative Large Cap Growth Fund. The Board considered that the Fund outperformed both its benchmark index and its performance universe median for the one-year period and since its inception on July 31, 2007. The Board concluded that, in light of the Fund’s competitive performance, it would be in the interest of the Fund and its shareholders to renew the Agreement.

Quantitative Large Cap Value Fund. The Board considered that the Fund outperformed both its benchmark index and its performance universe median for the one-year period and since its inception on July 31, 2007. The Board concluded that, in light of the Fund’s competitive performance, it would be in the interest of the Fund and its shareholders to renew the Agreement.

Costs of Services and Profits Realized by FAF Advisors

The Board reviewed FAF Advisors’ costs in serving as the Funds’ investment manager, including the costs associated with the personnel and systems necessary to manage the Funds. The Board also considered the profitability of FAF Advisors and its affiliates resulting from their relationship with each Fund. The Board compared fee and expense information for each Fund to fee and expense information for comparable funds managed by other advisors. The Board also reviewed advisory fees for other funds advised or sub-advised by FAF Advisors and for private accounts managed by FAF Advisors. The Board found that while the management fees for FAF Advisors’ institutional separate accounts are generally lower than the management fees charged by FAF Advisors to mutual funds, mutual funds receive additional services from FAF Advisors that separate accounts do not receive.

Using information provided by an independent data service, the Board also evaluated each Fund’s advisory fee compared to the median advisory fee for other mutual funds similar in size, character and investment strategy, and each Fund’s expense ratio after waivers compared to the median expense ratio, after waivers, of comparable funds. In connection with its review of Fund fees and expenses, the Board considered FAF Advisors’ pricing philosophy. FAF Advisors attempts generally to maintain each Fund’s total operating expenses at a level that approximates the median of a peer group of funds selected by an independent data service. In addition, FAF Advisors has committed to waive its investment advisory fees to the extent necessary to maintain the Funds’ total expense ratios at levels generally in line with their respective peer groups.

The Board considered that each Fund’s advisory fees were waived during the Funds’ last fiscal year. The Board also noted that each Fund’s total expense ratio is lower than the peer group median. The Board concluded that each Fund’s advisory fee and total expense ratio are reasonable in light of the services provided.

Economies of Scale in Providing Investment Advisory Services

The Board considered the extent to which each Fund’s investment advisory fee reflects economies of scale for the benefit of Fund shareholders. Based on information provided by FAF Advisors, the Board noted that profitability likely will increase as assets grow over time. The Board considered that each Fund has advisory fee breakpoints in place, and that FAF Advisors has committed to waive advisory fees to the extent necessary to keep each Fund’s total expenses generally in line with the median total expenses of a peer group of funds as selected by an independent data service. In light of the fee breakpoints currently in place for each Fund and FAF Advisors’ commitment to keep total Fund expenses competitive, the Board concluded that it would be reasonable and in the best interest of each Fund and its shareholders to renew the Agreement.

First American Funds 2009 Annual Report   41

Notice toShareholders	October 31, 2009 (unaudited)

Other Benefits to FAF Advisors

In evaluating the benefits that accrue to FAF Advisors through its relationship with the Funds, the Board noted that FAF Advisors and certain of its affiliates serve the Funds in various capacities, including as investment advisor, administrator, transfer agent, distributor, custodian and securities lending agent, and receive compensation from the Funds in connection with providing services to the Funds. The Board considered that each service provided to the Funds by FAF Advisors or one of its affiliates is pursuant to a written agreement, which the Board evaluates periodically as required by law.

The Board also considered FAF Advisors’ use of the Funds’ portfolio brokerage transactions to obtain research. The Board concluded, based on its own review and on representations of FAF Advisors and the CCO, that FAF Advisors’ use of “soft” commission dollars was consistent with regulatory requirements.

After full consideration of these and other factors, the Board concluded that approval of the Agreement was in the best interest of each Fund and its shareholders.

42   First American Funds 2009 Annual Report

Directors and Officers of the Funds

Independent Directors
Other
	Position(s)	Term of Office		Number of Portfolios	Directorships
Name, Address, and	Held	and Length of	Principal Occupation(s)	in Fund Complex	Held by
Year of Birth	with Funds	Time Served	During Past 5 Years	Overseen by Director	Director †

Benjamin R. Field III P.O. Box 1329 Minneapolis, MN 55440-1329 (1938)	Director	Term expiring earlier of death, resignation, removal, disqualification, or successor duly elected and qualified. Director of FAIF since September 2003	Retired	First American Funds Complex: twelve registered investment companies, including fifty-eight portfolios	None

Roger A. Gibson P.O. Box 1329 Minneapolis, MN 55440-1329 (1946)	Director	Term expiring earlier of death, resignation, removal, disqualification, or successor duly elected and qualified. Director of FAIF since October 1997	Director, Charterhouse Group, Inc., a private equity firm, since October 2005; Advisor/Consultant, Future Freighttm, a logistics/supply chain company; Trustee, National Jewish Health; Board Member/Co-founder, Shades of Blue, an aviation-related youth development organization; Vice President and Chief Operating Officer, Cargo-United Airlines, from July 2001 until retirement in November 2005	First American Funds Complex: twelve registered investment companies, including fifty-eight portfolios	None

Victoria J. Herget P.O. Box 1329 Minneapolis, MN 55440-1329 (1951)	Director	Term expiring earlier of death, resignation, removal, disqualification, or successor duly elected and qualified. Director of FAIF since September 2003	Investment consultant and non-profit board member; Board Chair, United Educators Insurance Company	First American Funds Complex: twelve registered investment companies, including fifty-eight portfolios	None

John P. Kayser P.O. Box 1329 Minneapolis, MN 55440-1329 (1949)	Director	Term expiring earlier of death, resignation, removal, disqualification, or successor duly elected and qualified. Director of FAIF since October 2006	Retired; Principal from 1983 to 2004, William Blair & Company, LLC, a Chicago-based investment firm	First American Funds Complex: twelve registered investment companies, including fifty-eight portfolios	None

Leonard W. Kedrowski P.O. Box 1329 Minneapolis, MN 55440-1329 (1941)	Director	Term expiring earlier of death, resignation, removal, disqualification, or successor duly elected and qualified. Director of FAIF since November 1993	Owner and President, Executive and Management Consulting, Inc., a management consulting firm; Board member, GC McGuiggan Corporation (dba Smyth Companies), a label printer; member, investment advisory committee, Sisters of the Good Shepherd	First American Funds Complex: twelve registered investment companies, including fifty-eight portfolios	None

Richard K. Riederer P.O. Box 1329 Minneapolis, MN 55440-1329 (1944)	Director	Term expiring earlier of death, resignation, removal, disqualification, or successor duly elected and qualified. Director of FAIF since August 2001	Owner and Chief Executive Officer, RKR Consultants, Inc., a consulting company providing advice on business strategy, mergers and acquisitions; non-profit board member since 2005	First American Funds Complex: twelve registered investment companies, including fifty-eight portfolios	Cliffs Natural Resources, Inc. (a producer of iron ore pellets and coal)

Joseph D. Strauss P.O. Box 1329 Minneapolis, MN 55440-1329 (1940)	Director	Term expiring earlier of death, resignation, removal, disqualification, or successor duly elected and qualified. Director of FAIF since April 1991	Attorney At Law; Owner and President, Strauss Management Company, a Minnesota holding company for various organizational management business ventures; Owner, Chairman, and Chief Executive Officer, Community Resource Partnerships, Inc., a corporation engaged in strategic planning, operations management, government relations, transportation planning, and public relations; Owner, Chairman, and Chief Executive Officer, Excensustm, LLC, a demographic planning and application development firm	First American Funds Complex: twelve registered investment companies, including fifty-eight portfolios	None

First American Funds 2009 Annual Report   43

Notice toShareholders	October 31, 2009 (unaudited)

Independent Directors – concluded
Other
	Position(s)	Term of Office		Number of Portfolios	Directorships
Name, Address, and	Held	and Length of	Principal Occupation(s)	in Fund Complex	Held by
Year of Birth	with Funds	Time Served	During Past 5 Years	Overseen by Director	Director †

Virginia L. Stringer P.O. Box 1329 Minneapolis, MN 55440-1329 (1944)	Chair; Director	Chair Term three years. Directors Term expiring earlier of death, resignation, removal, disqualification, or successor duly elected and qualified. Chair of FAIF’s Board since September 1997; Director of FAIF since September 1987	Governance consultant and non-profit board member; former Owner and President, Strategic Management Resources, Inc., a management consulting firm; Chair, St. Paul Riverfront Corporation, since 2005	First American Funds Complex: twelve registered investment companies, including fifty-eight portfolios	None

James M. Wade P.O. Box 1329 Minneapolis, MN 55440-1329 (1943)	Director	Term expiring earlier of death, resignation, removal, disqualification, or successor duly elected and qualified. Director of FAIF since August 2001	Owner and President, Jim Wade Homes, a homebuilding company	First American Funds Complex: twelve registered investment companies, including fifty-eight portfolios	None

†	Includes only directorships in a company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act or subject to the requirements of Section 15(d) of the Securities Exchange Act, or any company registered as an investment company under the Investment Company Act.

The Statement of Additional Information (SAI) includes additional information about fund directors and is available upon request without charge by calling 800.677.FUND or writing to First American Funds, P.O. Box 1330, Minneapolis, Minnesota, 55440-1330.

44   First American Funds 2009 Annual Report

Officers
	Position(s)	Term of Office
Name, Address, and	Held	and Length of
Year of Birth	with Funds	Time Served	Principal Occupation(s) During Past 5 Years

Thomas S. Schreier, Jr. FAF Advisors, Inc. 800 Nicollet Mall Minneapolis, MN 55402 (1962)*	President	Re-elected by the Board annually; President of FAIF since February 2001	Chief Executive Officer, FAF Advisors, Inc.; Chief Investment Officer, FAF Advisors, Inc., since September 2007

Jeffery M. Wilson FAF Advisors, Inc. 800 Nicollet Mall Minneapolis, MN 55402 (1956)*	Vice President – Administration	Re-elected by the Board annually; Vice President – Administration of FAIF since March 2000	Senior Vice President, FAF Advisors, Inc.

Charles D. Gariboldi, Jr. FAF Advisors, Inc. 800 Nicollet Mall Minneapolis, MN 55402 (1959)*	Treasurer	Re-elected by the Board annually; Treasurer of FAIF since December 2004	Mutual Funds Treasurer, FAF Advisors, Inc., since October 2004; prior thereto, Vice President — Investment Accounting and Fund Treasurer, Thrivent Financial for Lutherans

Jill M. Stevenson FAF Advisors, Inc. 800 Nicollet Mall Minneapolis, MN 55402 (1965)*	Assistant Treasurer	Re-elected by the Board annually; Assistant Treasurer of FAIF since September 2005	Mutual Funds Assistant Treasurer, FAF Advisors, Inc., since September 2005; prior thereto, Director and Senior Project Manager, FAF Advisors, Inc.

David H. Lui FAF Advisors, Inc. 800 Nicollet Mall Minneapolis, MN 55402 (1960)*	Chief Compliance Officer	Re-elected by the Board annually; Chief Compliance Officer of FAIF since March 2005	Chief Compliance Officer, FAF Advisors, Inc., since March 2005; prior thereto, Chief Compliance Officer, Franklin Advisors, Inc., and Chief Compliance Counsel, Franklin Templeton Investments

Jason K. Mitchell FAF Advisors, Inc. 800 Nicollet Mall Minneapolis, MN 55402 (1976)*	Anti-Money Laundering Officer	Re-elected by the Board annually; Anti-Money Laundering Officer of FAIF since December 2008 and from September 2006 through August 2008	Compliance Manager, FAF Advisors, Inc., since June 2006; prior thereto, Compliance Analyst, FAF Advisors, Inc., from October 2004 to June 2006

Kathleen L. Prudhomme FAF Advisors, Inc. 800 Nicollet Mall Minneapolis, MN 55402 (1953)*	Secretary	Re-elected by the Board annually; Secretary of FAIF since December 2004; prior thereto, Assistant Secretary of FAIF since September 1998	Deputy General Counsel, FAF Advisors, Inc., since November 2004; prior thereto, Partner, Dorsey & Whitney LLP, a Minneapolis-based law firm

James D. Alt Dorsey & Whitney LLP 50 South Sixth Street Suite 1500, Minneapolis, MN 55402 (1951)	Assistant Secretary	Re-elected by the Board annually; Assistant Secretary of FAIF since December 2004; prior thereto, Secretary of FAIF since June 2002; Assistant Secretary of FAIF from September 1998 through June 2002	Partner, Dorsey & Whitney LLP, a Minneapolis-based law firm

James R. Arnold U.S. Bancorp Fund Services, LLC 615 E. Michigan Street Milwaukee, WI 53202 (1957)*	Assistant Secretary	Re-elected by the Board annually; Assistant Secretary of FAIF since June 2003	Senior Vice President, U.S. Bancorp Fund Services, LLC

Richard J. Ertel FAF Advisors, Inc. 800 Nicollet Mall Minneapolis, MN 55402 (1967)*	Assistant Secretary	Re-elected by the Board annually; Assistant Secretary of FAIF since June 2006 and from June 2003 through August 2004	Counsel, FAF Advisors, Inc., since May 2006; prior thereto, Counsel, Ameriprise Financial Services, Inc., September 2004 to May 2006

Michael W. Kremenak FAF Advisors, Inc. 800 Nicollet Mall Minneapolis, MN 55402 (1978)*	Assistant Secretary	Re-elected by the Board annually; Assistant Secretary of FAIF since February 2009	Counsel, FAF Advisors Inc., since January 2009; prior thereto, Associate, Skadden, Arps, Slate, Meagher & Flom LLP, a New York City-based law firm, from September 2005 to January 2009

*	Messrs. Schreier, Wilson, Gariboldi, Lui, Mitchell, Ertel, and Kremenak, Ms. Stevenson and Ms. Prudhomme are each officers and/or employees of FAF Advisors, Inc., which serves as investment adviser and administrator for FAIF. Mr. Arnold is an officer of U.S. Bancorp Fund Services, LLC, which is a subsidiary of U.S. Bancorp and which serves as transfer agent for FAIF.

First American Funds 2009 Annual Report   45

First American Funds’ Privacy Policy

We want you to understand what information we collect and how it’s used.

“Nonpublic personal information” is nonpublic information that we obtain while providing financial products or services to you.

Why we collect your information
We gather nonpublic personal information about you and your accounts so that we can:

•	Know who you are and prevent unauthorized access to your information.
•	Design and improve the products we offer.
•	Comply with the laws and regulations that govern us.

The types of information we collect
We may collect the following nonpublic personal information about you:

•	Information about your identity, such as your name, address, and social security number
•	Information about your transactions with us
•	Information you provide on applications, such as your beneficiaries

Confidentiality and security
We operate through service providers. We require our service providers to restrict access to nonpublic personal information about you to those employees who need that information in order to provide products or services to you. We also require them to maintain physical, electronic, and procedural safeguards that comply with applicable federal standards and regulations to guard your information.

What information we disclose
We may share all of the nonpublic personal information that we collect about you with our affiliated providers of financial services, including our family of funds and their advisor, and with companies that perform marketing services on our behalf.

We’re permitted by law to disclose nonpublic personal information about you to other third parties in certain circumstances. For example, we may disclose nonpublic personal information about you to affiliated and nonaffiliated third parties to assist us in servicing your account (e.g., mailing of fund-related materials) and to government entities (e.g., IRS for tax purposes).

We’ll continue to adhere to the privacy policies and practices described here even after your account is closed or becomes inactive.

Additional rights and protections

You may have other privacy protections under applicable state laws, such as California and Vermont. To the extent that these state laws apply, we will comply with them when we share information about you. This privacy policy does not apply to your relationship with other financial service providers, such as broker-dealers. We may amend this privacy notice at any time, and we will inform you of changes as required by law.

Our pledge applies to products and services offered by:

• First American Funds, Inc.	• American Select Portfolio Inc.
• First American Investment Funds, Inc.	• American Municipal Income Portfolio Inc.
• First American Strategy Funds, Inc.	• Minnesota Municipal Income Portfolio Inc.
• American Strategic Income Portfolio Inc.	• First American Minnesota Municipal Income Fund II, Inc.
• American Strategic Income Portfolio Inc. II	• American Income Fund, Inc.
• American Strategic Income Portfolio Inc. III

NOT FDIC INSURED NO BANK GUARANTEE MAY LOSE VALUE

Board of Directors  First American Investment Funds, Inc.

Virginia Stringer

Chairperson of First American Investment Funds, Inc.
Governance Consultant; Chair of Saint Paul Riverfront Corporation; former Owner and President of Strategic Management Resources, Inc.

Benjamin Field III

Director of First American Investment Funds, Inc.
Retired; former Senior Financial Advisor, Senior Vice President,
Chief Financial Officer, and Treasurer of Bemis Company, Inc.

Roger Gibson

Director of First American Investment Funds, Inc.
Director of Charterhouse Group, Inc.

Victoria Herget

Director of First American Investment Funds, Inc.
Investment Consultant; Chair of United Educators Insurance Company; former
Managing Director of Zurich Scudder Investments

John Kayser

Director of First American Investment Funds, Inc.
Retired; former Principal, Chief Financial Officer, and Chief Administrative Officer of William Blair & Company, LLC

Leonard Kedrowski

Director of First American Investment Funds, Inc.
Owner and President of Executive and Management Consulting, Inc.

Richard Riederer

Director of First American Investment Funds, Inc.
Owner and Chief Executive Officer of RKR Consultants, Inc.

Joseph Strauss

Director of First American Investment Funds, Inc.
Owner and President of Strauss Management Company

James Wade

Director of First American Investment Funds, Inc.
Owner and President of Jim Wade Homes

First American Investment Funds’ Board of Directors is comprised entirely of independent directors.

First American Funds
P.O. Box 1330
Minneapolis, MN 55440-1330

This report and the financial statements contained herein are not intended to be a forecast of future events, a guarantee of future results, or investment advice. Further, there is no assurance that certain securities will remain in or out of each fund’s portfolio. The views expressed in this report reflect those of the portfolio managers only through the period ended October 31, 2009. The portfolio managers views are subject to change at any time based upon market or other conditions. This report is for the information of shareholders of the First American Investment Funds, Inc. It may also be used as sales literature when preceded or accompanied by a current prospectus, which contains information concerning investment objectives, risks, and charges and expenses of the funds. Read the prospectus carefully before investing.
The figures in this report represent past performance and do not guarantee future results. The principal value of an investment and investment return will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

INVESTMENT ADVISOR
       FAF Advisors, Inc.
       800 Nicollet Mall
       Minneapolis, Minnesota 55402

ADMINISTRATOR
       FAF Advisors, Inc.
       800 Nicollet Mall
       Minneapolis, Minnesota 55402

TRANSFER AGENT
       U.S. Bancorp Fund Services, LLC
       615 East Michigan Street
       Milwaukee, Wisconsin 53202
CUSTODIAN U.S. Bank National Association 60 Livingston Avenue St. Paul, Minnesota 55101 DISTRIBUTOR Quasar Distributors, LLC 615 East Michigan Street Milwaukee, Wisconsin 53202
INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
       Ernst & Young LLP
       220 South Sixth Street
       Suite 1400
       Minneapolis, Minnesota 55402

COUNSEL
       Dorsey & Whitney LLP
       50 South Sixth Street
       Suite 1500
       Minneapolis, Minnesota 55402

In an attempt to reduce shareholder costs and help eliminate duplication, First American Funds will try to limit their mailing to one report for each address that lists one or more shareholders with the same last name. If you would like additional copies, please call First American Investor Services at 800.677.FUND or visit firstamericanfunds.com.

0202-09  12/2009  AR-QUANT

Item 2—Code of Ethics
The registrant has adopted a code of ethics that applies to its principal executive officer and principal financial officer. During the period covered by this report, there were no amendments to the provisions of the registrant’s code of ethics that apply to the registrant’s principal executive officer and principal financial officer and that relate to any element of the code of ethics definition enumerated in this Item. During the period covered by this report, the registrant did not grant any waivers, including implicit waivers, from any provision of its code of ethics that apply to the registrant’s principal executive officer or principal financial officer. The registrant undertakes to furnish a copy of its code of ethics to any person upon request, without charge, by calling 1-800-677-3863.
Item 3—Audit Committee Financial Expert
The registrant’s Board of Directors has determined that Leonard W. Kedrowski, Benjamin R. Field III, John P. Kayser, and Richard K. Riederer, members of the registrant’s Audit Committee, are each an “audit committee financial expert” and are “independent,” as these terms are defined in this Item.
Item 4—Principal Accountant Fees and Services
(a)	Audit Fees — Ernst & Young LLP (“E&Y”) billed the registrant audit fees totaling $1,139,190 in the fiscal period ended October 31, 2009 and $1,080,747 in the fiscal year ended October 31, 2008, including fees associated with the annual audit, SEC Rule 17f-2 security count filings and filings of the registrant’s Form N-CSR.

(b)	Audit-Related Fees — E&Y billed the registrant audit-related fees totaling $108,154 in the fiscal period ended October 31, 2009 and $3,647 in the fiscal year ended October 31, 2008, including fees associated with the semi-annual review of fund disclosures.

(c)	Tax Fees — E&Y billed the registrant fees of $170,849 in the fiscal period ended October 31, 2009 and $209,423 in the fiscal year ended October 31, 2008, for tax services, including tax compliance, tax advice, and tax planning. Tax compliance, tax advice, and tax planning services primarily related to preparation of original and amended tax returns, timely RIC qualification reviews, and tax distribution analysis and planning.

(d)	All Other Fees — There were no fees billed by E&Y for other services to the registrant during the fiscal years ended October 31, 2009 and October 31, 2008.

(e)(1)	The audit committee’s pre-approval policies and procedures pursuant to paragraph (c)(7) of Rule 2-01 of Regulation S-X are set forth below:

Audit Committee policy regarding pre-approval of services provided by the Independent Auditor

The Audit Committee of the First American Funds (“Committee”) has responsibility for ensuring that all services performed by the independent audit firm for the funds do not impair the firm’s independence. This review is intended to provide reasonable oversight without removing management from its responsibility for day-to-day operations. In this regard, the Committee should:
•	Understand the nature of the professional services expected to be provided and their impact on auditor independence and audit quality

•	Examine and evaluate the safeguards put into place by the Company and the auditor to safeguard independence

•	Meet quarterly with the partner of the independent audit firm

•	Consider approving categories of service that are not deemed to impair independence for a one-year period
It is important that a qualitative rather than a mere quantitative evaluation be performed by the Committee in discharging its responsibilities.

Policy for Audit and Non-Audit Services Provided to the Funds

On an annual basis, the Committee will review and consider whether to pre-approve the financial plan for audit fees as well as categories of audit-related and non-audit services that may be performed by the funds’ independent audit firm directly for the funds. At least annually the Committee will receive a report from the independent audit firm of all audit and non-audit services, which were approved during the year.

The engagement of the independent audit firm for any non-audit service requires the written pre-approval of the Treasurer of the funds and all non-audit services performed by the independent audit firm will be disclosed in the required SEC periodic filings.

In connection with the Committee review and pre-approval responsibilities, the review by the Committee will consist of the following:

Audit Services

The categories of audit services and related fees to be reviewed and considered for pre-approval annually by the Committee or its delegate include the following:
•	Annual Fund financial statement audits

•	Seed audits (related to new product filings, as required)

•	SEC and regulatory filings and consents
Audit-related Services

In addition, the following categories of audit-related services are deemed to be consistent with the role of the independent audit firm and, as such, will be considered for pre-approval by the Committee or its delegate, on an annual basis.
•	Accounting consultations

•	Fund merger support services

•	Other accounting related matters

•	Agreed Upon Procedure Reports

•	Attestation Reports

•	Other Internal Control Reports
Notwithstanding any annual pre-approval of these categories of services, individual projects with an estimated fee in excess of $25,000 are subject to pre-approval by the Committee Chair or its delegate on a case-by-case basis. Individual projects with an estimated fee in excess of $50,000 are subject to pre-approval by the Committee or its delegate on a case-by-case basis.

Tax Services

The following categories of tax services are deemed to be consistent with the role of the independent audit firm and, as such, will be considered for pre-approval by the Committee or its delegate, on an annual basis.
•	Tax compliance services related to the filing or amendment of the following:
•	Federal, state and local income tax compliance, and

•	Sales and use tax compliance
•	Timely RIC qualification reviews

•	Tax distribution analysis and planning

•	Tax authority examination services

•	Tax appeals support services

•	Accounting methods studies

•	Fund merger support services

•	Tax consulting services and related projects
Notwithstanding any annual pre-approval of these categories of services, individual projects with an estimated fee in excess of $25,000 are subject to pre-approval by the Committee Chair or its delegate on a case-by-case basis. Individual projects with an estimated fee in excess of $50,000 are subject to pre-approval by the Committee or its delegate on a case-by-case basis.

Other Non-audit Services

The SEC auditor independence rules adopted in response to the Sarbanes-Oxley Act specifically allow certain non-audit services. Because of the nature of these services, none of these services may be commenced by the independent audit firm without the prior approval of the Committee. The Committee may delegate this responsibility to one or more of the Committee members, with the decisions presented to the full Committee at the next scheduled meeting.

Proscribed Services

In accordance with SEC rules on independence, the independent audit firm is prohibited from performing services in the following categories of non-audit services:
•	Management functions

•	Accounting and bookkeeping services

•	Internal audit services

•	Financial information systems design and implementation

•	Valuation services supporting the financial statements

•	Actuarial services supporting the financial statements

•	Executive recruitment

•	Expert services (e.g., litigation support)

•	Investment banking
Policy for Pre-approval of Non-Audit Services Provided to Other Entities within the Investment Company Complex

The Committee is also responsible for pre-approving certain non-audit services provided to FAF Advisors, Inc., U.S. Bank N.A., Quasar Distributors, LLC, U.S. Bancorp Fund Services, LLC and any other entity under common control with FAF Advisors, Inc., that provides ongoing services to the funds. The only non-audit services provided to these entities which require pre-approval are those services that relate directly to the operations and financial reporting of the funds.

Although the Committee is not required to pre-approve all services provided to FAF Advisors, Inc. and other affiliated service providers, the Committee will annually receive a report from the independent audit firm on the aggregate fees for all services provided to U.S. Bancorp and affiliates.
(e)(2)	All of the services described in paragraphs (b) through (d) of this Item 4 were pre-approved by the audit committee.

(f)	All services performed on the engagement to audit the registrant’s financial statements for the most recent fiscal period end were performed by the principal accountant’s full-time, permanent employees.

(g)	The aggregate non-audit fees billed by E&Y to the registrant, the registrant’s investment adviser, and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant, totaled $1,071,003 in the fiscal period October 31, 2009 and $321,233 in the fiscal year ended October 31, 2008.

(h)	The registrant’s audit committee has determined that the provision of non-audit services to the registrant’s investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant, that were not pre-approved is compatible with maintaining E&Y’s independence.
Item 5—Audit Committee of Listed Registrants
Not applicable.
Item 6—Schedule of Investments
The schedule is included as part of the report to shareholders filed under Item 1 of this Form.
Item 7—Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies
Not applicable.
Item 8—Portfolio Managers of Closed-End Management Investment Companies
Not applicable.
Item 9—Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers
Not applicable.
Item 10—Submission of Matters to a Vote of Security Holders
There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 7(d)(2)(ii)(G) of Schedule 14A, or this Item.
Item 11—Controls and Procedures
(a)	The registrant’s principal executive officer and principal financial officer have evaluated the effectiveness of the registrant’s disclosure controls and procedures within 90 days of the date of this filing and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized and reported timely.

(b)	There were no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.
Item 12—Exhibits
(a)(1)	Not applicable. Registrant’s code of ethics is provided to any person upon request without charge.

(a)(2)	Certifications of the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940 are filed as exhibits hereto.

(a)(3)	Not applicable.

(b)	Certifications of the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(b) under the Investment Company Act of 1940 are filed as exhibits hereto.

Signatures
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.
First American Investment Funds, Inc.

By:	/s/ Thomas S. Schreier, Jr.

Thomas S. Schreier, Jr.
President
Date: December 24, 2009
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Thomas S. Schreier, Jr.

Thomas S. Schreier, Jr.
President
Date: December 24, 2009

By:	/s/Charles D. Gariboldi, Jr.

Charles D. Gariboldi, Jr.
Treasurer
Date: December 24, 2009